UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04236

JPMorgan Trust II

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Noah D. Greenhill, Esq.

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: July 1, 2018 through December 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Semi-Annual Report

J.P. Morgan Small Cap Funds

December 31, 2018 (Unaudited)

JPMorgan Small Cap Blend Fund

JPMorgan Small Cap Core Fund

JPMorgan Small Cap Equity Fund

JPMorgan Small Cap Growth Fund

JPMorgan Small Cap Value Fund

JPMorgan U.S. Small Company Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Funds, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

February 14, 2019 (Unaudited)

Dear Shareholder,

While the U.S. economy largely outperformed other leading economies during the second half of 2018, record corporate profits and historically low unemployment were overshadowed in December by a sell-off in equity markets, unsettled global trade tensions and a political impasse that led to the temporary shutdown of large parts of the federal government.

“Overall, economists generally remained optimistic about the fundamental strength of the U.S. economy at the end of 2018.” — George C.W. Gatch

The second longest U.S. economic expansion on record extended through the third and fourth quarters of 2018. Gross domestic product advanced 3.4% in the third quarter of 2018, and was on pace to grow by about 3% for the full year 2018. In September, the U.S. jobless rate dipped to 3.7% - its lowest level in nearly 50 years - and stood at 3.9% at the end of the year. In response, the U.S. Federal Reserve raised interest rates in September and again in December.

U.S. aggregate corporate revenues and earnings reached record high levels in the second and third quarters of 2018. Though some profit growth was attributed to the temporary benefits of late-2017 tax cut legislation, the outlook for U.S. corporate earnings remained generally positive at the end of the year.

Equity prices in the U.S. largely rose during the third quarter of 2018. The S&P 500 Index hit record highs in August and remained elevated in September. However, early October saw a sharp sell-off in financial markets and the worst December for the S&P 500 Index since 1931 erased all gains seen in the prior five months.

By the end of 2018, investors were confronted with several worrying developments. Leading economies, particularly China and the European Union, showed significant signs of slowing in the latter half of the year. While U.S.-China trade tariffs had little clear direct impact on the U.S. economy in 2018, a continuation or acceleration of protectionist policies could begin to hinder growth. Though the federal government shutdown ended subsequent to the end of the reporting period, the solution was a short-term budget agreement that failed to alleviate concerns about the possibility of future shutdowns.

Overall, economists generally remained optimistic about the fundamental strength of the U.S. economy at the end of 2018. While U.S. corporate profits and gross domestic product are expected to grow in the year ahead, the extent to which U.S. financial markets benefit remains to be seen, given the length of the current economic expansion.

We believe investors who maintain a patient approach and a well-diversified portfolio may be best positioned to navigate current market conditions. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	1

J.P. Morgan Small Cap Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

U.S. equity prices were largely supported by strong corporate earnings and revenue, low interest rates and an expanding domestic economy. In August, U.S. equity prices reached record highs and remained elevated through September. However, share prices fell sharply and market volatility spiked in early October, then rebounded slightly in November before plummeting again in December, erasing gains made over the previous five months.

Overall, U.S. large cap equity outperformed mid cap and small cap equity and growth stocks outperformed value stocks. For the six months ended December 31, 2018, the S&P 500 returned (6.85)% and the Russell 2000 Index returned (17.35)%.

2	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

JPMorgan Small Cap Blend Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	(16.33)%
Russell 2000 Index	(17.35)%

Net Assets as of 12/31/2018 (In Thousands)	$212,971

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Blend Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, outperformed the Russell 2000 Index (the “Benchmark”) for the six months ended December 31, 2018. The Fund’s security selection and overweight position in the information technology sector and its underweight position in the energy sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the financials and communications sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Amedisys Inc., Elastic NV and Okta Inc. Shares of Amedisys, a home health care and hospice care provider, rose after the company reported better-than-expected results for the second and third quarters of 2018. Shares of Elastic, a provider of open source search and data analytics services not held in the Benchmark, rose following its fourth quarter 2018 initial public stock offering and after the company reported strong revenue growth in its first quarterly report to shareholders. Shares of Okta, a provider of security identify and access management software not held in the Benchmark, rose after the company reported growth in subscription revenue and higher-than-expected free cash flow margins in the second quarter of 2018 and after the company raised its full-year 2018 revenue forecast.

Leading individual detractors from performance relative included the Fund’s overweight positions in OptiNose Inc., Boyd Gaming Corp. and Texas Capital Bancshares Inc. Shares of OptiNose, a specialty pharmaceutical company, fell amid negative investor reaction to the company’s move to a “zero co-pay” strategy for its products. Shares of Boyd Gaming, a casinos and gaming company, fell after the company reported lower-than-expected earnings for the third quarter of 2018. Shares of Texas Capital Bancshares, a bank not held in the Benchmark, fell after the company reported lower-than-expected earnings and revenue for the third quarter of 2018.

HOW WAS THE FUND POSITIONED?

During the reporting period, 2018, the Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate consistent earnings. With the effectiveness of the investment strategy change, the portfolio managers positioned the Fund to invest in small cap companies across both growth and value styles.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Advanced Disposal Services, Inc.	1.0%
2.	Envestnet, Inc.	1.0
3.	Performance Food Group Co.	1.0
4.	Wolverine World Wide, Inc.	0.9
5.	Ollie’s Bargain Outlet Holdings, Inc.	0.9
6.	Entegris, Inc.	0.9
7.	Trex Co., Inc.	0.8
8.	ITT, Inc.	0.8
9.	Inphi Corp.	0.8
10.	Hudson Ltd., Class A	0.8

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	18.3%
Industrials	15.9
Health Care	13.6
Consumer Discretionary	11.7
Financials	10.9
Investment of cash collateral from securities loaned	10.6
Real Estate	4.2
Communication Services	3.4
Utilities	2.9
Consumer Staples	2.4
Materials	1.9
Energy	1.9
Short-Term Investments	2.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2018. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	3

JPMorgan Small Cap Blend Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 19, 1997
With Sales Charge**		(20.73)%	(8.72)%	6.26%	13.81%
Without Sales Charge		(16.33)	(3.67)	7.42	14.42
CLASS C SHARES	January 7, 1998
With CDSC***		(17.57)	(5.19)	6.87	13.83
Without CDSC		(16.57)	(4.19)	6.87	13.83
CLASS I SHARES	April 5, 1999	(16.22)	(3.43)	7.69	14.78
CLASS R6 SHARES	July 2, 2018	(16.12)	(3.19)	7.97	15.13

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/08 TO 12/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to their inception dates are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 have different expenses than Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Blend Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from December 31, 2008 to December 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Effective June 1, 2018 (“the Effective Date”), the Fund’s investment strategies changed. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this date might be less relevant for investors considering whether to purchase shares of the Fund.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

JPMorgan Small Cap Core Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class R5 Shares)*	(18.49)%
Russell 2000 Index	(17.35)%

Net Assets as of 12/31/2018 (In Thousands)	$287,036

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Core Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class R5 Shares underperformed the Russell 2000 Index (the “Benchmark”) for the six months ended December 31, 2018. The Fund’s security selection in the industrial cyclical and media sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the software & services sector and the systems hardware sector was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Tenet Healthcare Corp., Cooper Standard Holdings Inc. and Acco Brands Corp. Shares of Tenet Healthcare, an operator of hospitals and other health care facilities, fell after the company forecast fourth quarter 2018 results that were below analysts’ expectations and after a U.S. District judge ruled the U.S. Affordable Care Act unconstitutional, though the ruling was stayed pending appeal. Shares of Cooper Standard, a maker of automotive components, fell after the company reported lower-than-expected results for the third quarter of 2018 amid challenging market conditions, particularly in Asia and Europe. Shares of Acco Brands, a maker of office products, fell after the company reported lower-than-expected earnings and revenue for the third quarter of 2018 and lowered its earnings forecast for the full year 2018.

Leading individual contributors to relative performance included the Fund’s overweight positions in Renewable Energy Group Inc., Molina Healthcare Inc. and Helen of Troy Corp. Shares of Renewable Energy Group, a producer of biofuel and renewable chemicals, rose after the company reported better-than-expected revenue and cash flow. Shares of Molina Healthcare, a health insurance provider not held in the Benchmark, rose after the company reported better-than-expected results for the second quarter of 2018 and raised its full year 2018 forecast amid continued growth. Shares of Helen of Troy, a maker of personal care products and household appliances, rose after the company reported better-than-expected sales for its fiscal second quarter and raised its revenue and earnings forecast for the full fiscal year.

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of the Fund’s relative performance versus the Benchmark. The Fund’s portfolio managers employ a bottom-up approach to stock selection, using quantitative screening and proprietary analysis to construct a portfolio of companies that they believe are attractively valued and possess strong momentum. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Helen of Troy Ltd.	1.1%
2.	First BanCorp (Puerto Rico)	1.0
3.	Tech Data Corp.	1.0
4.	Fabrinet (Thailand)	1.0
5.	Integer Holdings Corp.	0.9
6.	Travelport Worldwide Ltd.	0.9
7.	Cornerstone OnDemand, Inc.	0.9
8.	TCF Financial Corp.	0.9
9.	Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	0.9
10.	FirstCash, Inc.	0.9

PORTFOLIO COMPOSITION BY SECTOR***
Industrials	16.0%
Financials	15.2
Health Care	14.8
Information Technology	13.9
Consumer Discretionary	8.9
Real Estate	7.5
Investment of cash collateral from securities loaned	6.1
Materials	3.6
Energy	3.2
Utilities	2.6
Communication Services	2.1
Consumer Staples	2.0
Short-Term Investments	4.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2018. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	5

JPMorgan Small Cap Core Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 31, 2016
With Sales Charge**		(22.88)%	(16.82)%	3.54%	11.76%
Without Sales Charge		(18.60)	(12.20)	4.66	12.36
CLASS C SHARES	May 31, 2016
With CDSC***		(19.79)	(13.64)	4.40	12.22
Without CDSC		(18.79)	(12.64)	4.40	12.22
CLASS I SHARES	January 3, 2017	(18.49)	(11.99)	4.82	12.45
CLASS R2 SHARES	July 31, 2017	(18.68)	(12.41)	4.18	11.71
CLASS R3 SHARES	July 31, 2017	(18.58)	(12.20)	4.44	11.99
CLASS R4 SHARES	July 31, 2017	(18.49)	(11.97)	4.70	12.27
CLASS R5 SHARES	January 1, 1997	(18.42)	(11.82)	4.91	12.49
CLASS R6 SHARES	May 31, 2016	(18.39)	(11.76)	4.94	12.51

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/08 TO 12/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class C, Class I, Class R2, Class R3, Class R4 and Class R6 Shares prior to their inception dates are based on the performance of Class R5 Shares. The actual returns of Class A, Class C, Class I, Class R2, Class R3 and Class R4 Shares would have been lower than those shown because these classes have higher expenses than Class R5 Shares. The actual returns of the Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan Small Cap Core Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from December 31, 2008 to December 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class R5 Shares have no minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

JPMorgan Small Cap Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	(14.07)%
Russell 2000 Index	(17.35)%

Net Assets as of 12/31/2018 (In Thousands)	$5,573,546

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Equity Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, outperformed the Russell 2000 Index (the “Benchmark”) for the six months ended December 31, 2018. The Fund’s security selection in the materials & processing sector and the health care sector was a leading contributor to performance relative to the Benchmark, while the Fund’ security selection in the financial services sector and its underweight position in the utilities sector were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in National Retail Properties Inc., Aptargroup Inc. and Brady Corp. Shares of National Retail Properties, a retail sector real estate investment trust not held in the Benchmark, rose as investors sought the defensive characteristics of the company amid financial market volatility in the fourth quarter of 2018. Shares of Aptargroup, a maker of consumer product dispensers not held in the Benchmark, rose on news that it would acquire CSP Technologies. Shares of Brady, a maker of specialty materials and product identification systems, rose after the company reported better-than-expected quarterly earnings and revenue and raised its 2019 forecast.

Leading individual detractors from relative performance included the Fund’s overweight positions in Core Laboratories NV, SRC Energy Inc. and Patterson-UTI Energy Inc. Shares of Core Laboratories, a provider of analytics and services to petroleum and natural gas producers not held in the Benchmark, fell due to delays in international development activity and a decline in global oil prices. Shares of SRC Energy, and oil and gas exploration company, fell after the company reported lower-than-expected results for the second quarter of 2018 and reduced its production forecast. Shares of Patterson-UTI Energy, a provider of oil and gas drilling services not held in the Benchmark, fell due to a decline in global oil prices.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals and proprietary analysis. The Fund’s portfolio managers looked for companies that, in their view, had leading competitive advantages, predictable and durable business models, and sustainable free cash flow generation with management teams committed to increasing intrinsic value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Pool Corp.	2.8%
2.	AptarGroup, Inc.	2.6
3.	Toro Co. (The)	2.5
4.	Performance Food Group Co.	2.1
5.	National Retail Properties, Inc.	2.1
6.	Brady Corp., Class A	1.7
7.	West Pharmaceutical Services, Inc.	1.6
8.	RBC Bearings, Inc.	1.6
9.	Portland General Electric Co.	1.6
10.	Encompass Health Corp.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Industrials	20.2%
Financials	16.8
Health Care	11.7
Information Technology	10.6
Consumer Discretionary	9.2
Real Estate	7.8
Materials	7.8
Consumer Staples	3.4
Utilities	3.1
Investment of cash collateral from securities loaned	2.8
Communication Services	2.0
Energy	1.9
Short-Term Investments	2.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2018. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	7

JPMorgan Small Cap Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 20, 1994
With Sales Charge**		(18.59)%	(14.00)%	4.86%	13.19%
Without Sales Charge		(14.07)	(9.24)	6.00	13.81
CLASS C SHARES	February 19, 2005
With CDSC***		(15.29)	(10.69)	5.47	13.24
Without CDSC		(14.29)	(9.69)	5.47	13.24
CLASS I SHARES	May 7, 1996	(13.96)	(8.99)	6.31	14.14
CLASS R2 SHARES	November 3, 2008	(14.17)	(9.45)	5.74	13.52
CLASS R3 SHARES	September 9, 2016	(14.07)	(9.23)	6.01	13.81
CLASS R4 SHARES	September 9, 2016	(13.97)	(9.01)	6.30	14.14
CLASS R5 SHARES	May 15, 2006	(13.87)	(8.83)	6.52	14.37
CLASS R6 SHARES	May 31, 2016	(13.84)	(8.77)	6.55	14.38

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/08 TO 12/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been different than those shown because Class R3 Shares had different expenses than Class A Shares at time of launch.

Returns for Class R4 Shares prior to their inception date are based on the performance of the Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of the Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Equity Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from December 31, 2008 to December 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

JPMorgan Small Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	(17.00)%
Russell 2000 Growth Index	(17.33)%

Net Assets as of 12/31/2018 (In Thousands)	$2,059,146

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Growth Fund (the “Fund”) seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, outperformed the Russell 2000 Growth Index (the “Benchmark”) for the six months ended December 31, 2018. The Fund’s security selection in the materials & processing sector and its security selection and overweight position in the technology sector were leading contributors to performance relative to the Benchmark. The Fund’s underweight position and security selection in the financial service sector and its security selection in the consumer discretionary sector were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Amedisys Inc., Okta Inc. and Ciena Corp. Shares of Amedisys, a home health care and hospice care provider, rose after the company reported better-than-expected results for the second and third quarters of 2018. Shares of Okta, a provider of security identify and access management software not held in the Benchmark, rose after the company reported growth in subscription revenue and higher-than-expected free cash flow margins in the second quarter of 2018 and after the company raised its full-year 2018 revenue forecast. Shares of Ciena, a provider of network and communications infrastructure not held in the Benchmark, rose following several quarters of revenue growth and better-than-expected margins.

Leading individual detractors from relative performance included the Fund’s overweight positions in OptiNose Inc., Floor & Décor Holdings Inc. and Texas Capital Bancshares Inc. Shares of OptiNose, a specialty pharmaceutical company, fell amid negative investor reaction to the company’s move to a “zero co-pay” strategy for its products. Shares of Floor & Décor Holdings, a retailer of hard surface flooring that was not held in the Benchmark, fell after the company issued a weak sales forecast amid decelerating demand in the housing market. Shares of Texas Capital Bancshares, a bank that was not held in the Benchmark, fell after the company reported lower-than-expected earnings and revenue for the third quarter of 2018.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Advanced Disposal Services, Inc.	1.8%
2.	Envestnet, Inc.	1.7
3.	Performance Food Group Co.	1.7
4.	Wolverine World Wide, Inc.	1.6
5.	Ollie’s Bargain Outlet Holdings, Inc.	1.6
6.	Entegris, Inc.	1.6
7.	Trex Co., Inc.	1.5
8.	Inphi Corp.	1.4
9.	Hudson Ltd., Class A	1.4
10.	Teladoc Health, Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	26.1%
Health Care	21.9
Industrials	17.5
Consumer Discretionary	15.3
Investment of cash collateral from securities loaned	6.6
Consumer Staples	3.1
Financials	2.8
Communication Services	2.8
Real Estate	1.5
Others (each less than 1.0%)	1.5
Short-Term Investments	0.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2018. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	9

JPMorgan Small Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 1, 1991
With Sales Charge**		(21.35)%	(9.81)%	6.02%	14.82%
Without Sales Charge		(17.00)	(4.82)	7.17	15.43
CLASS C SHARES	November 4, 1997
With CDSC***		(18.26)	(6.30)	6.61	14.83
Without CDSC		(17.26)	(5.30)	6.61	14.83
CLASS I SHARES	March 26, 1996	(16.94)	(4.61)	7.43	15.73
CLASS L SHARES	February 19, 2005	(16.83)	(4.41)	7.60	15.90
CLASS R2 SHARES	November 3, 2008	(17.09)	(5.05)	6.90	15.14
CLASS R3 SHARES	July 31, 2017	(17.00)	(4.82)	7.17	15.43
CLASS R4 SHARES	July 31, 2017	(16.91)	(4.63)	7.43	15.72
CLASS R5 SHARES	September 9, 2016	(16.83)	(4.47)	7.59	15.90
CLASS R6 SHARES	November 30, 2010	(16.82)	(4.38)	7.69	15.99

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/08 TO 12/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. Prior performance for Class R3 Shares has been adjusted to reflect the differences in expenses between classes.

Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. Prior performance for Class R4 Shares has been adjusted to reflect the differences in expenses between classes.

Returns for Class R5 and Class R6 Shares prior to their inception dates are based on the performance of Class L Shares. The actual returns for Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Class L Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Growth Fund, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index from December 31, 2008 to December 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

JPMorgan Small Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(18.60)%
Russell 2000 Value Index	(17.36)%

Net Assets as of 12/31/2018 (In Thousands)	$1,470,401

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Value Fund (the “Fund”) seeks long-term capital growth primarily by investing in equity securities of small-capitalization companies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell 2000 Value Index (the “Benchmark”) for the six months ended December 31, 2018. The Fund’s security selection in the industrial cyclical and real estate investment trust sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the finance and basic materials sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Acco Brands Corp., Penn National Gaming Inc. and Dillard’s Inc. Shares of Acco Brands, a maker of office products, fell after the company reported lower-than-expected earnings and revenue for the third quarter of 2018 and lowered its earnings forecast for the full year 2018. Shares of Penn National Gaming, a casino and racetrack operator, fell after the company reported lower-than-expected earnings and revenue for the third quarter of 2018 and issued a fourth quarter 2018 forecast that was below analysts’ expectations. Shares of Dillard’s, a retail chain, fell after the company reported elevated inventory growth.

Leading individual contributors to relative performance included the Fund’s overweight positions in Xperi Corp., FTI Consulting Inc. and K12 Inc. Shares of Xperi, a semiconductor manufacturer, rose after the company raised its earnings forecast for the fourth quarter and the full year 2018 following the settlement of litigation with Samsung Electronics Co. Shares of FTI Consulting, a provider of business advisory services, rose after the company reported better-than-expected earnings and revenue for the second quarter of 2018 and raised its forecast for the full year 2018. Shares of K12, a provider of educations products and technologies, rose after the company reported better-than-expected quarterly earnings and revenue for its fiscal first quarter.

HOW WAS THE FUND POSITIONED?

In accordance with Fund’s investment process, its portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of the Fund’s relative performance versus the Benchmark. The Fund’s portfolio managers use a quantitative ranking methodology to identify stocks in each sector that, in their view, trade at attractive levels. Through bottom-up fundamental research, they seek companies that they believe have attractive valuations, exhibit high earnings quality and have management teams that make effective capital deployment decisions. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Tech Data Corp.	1.3%
2.	Pebblebrook Hotel Trust	1.2
3.	GEO Group, Inc. (The)	1.1
4.	Westamerica Bancorp	1.1
5.	Abercrombie & Fitch Co., Class A	1.1
6.	KB Home	1.0
7.	FTI Consulting, Inc.	1.0
8.	Beneficial Bancorp, Inc.	1.0
9.	EMCOR Group, Inc.	1.0
10.	Xperi Corp.	1.0

PORTFOLIO COMPOSITION BY SECTOR***
Financials	25.6%
Industrials	11.5
Information Technology	10.9
Consumer Discretionary	9.9
Real Estate	9.7
Utilities	6.5
Investment of cash collateral from securities loaned	6.2
Health Care	5.1
Energy	4.7
Materials	3.5
Communication Services	1.9
Consumer Staples	1.7
Short-Term Investments	2.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2018. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	11

JPMorgan Small Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	January 27, 1995
With Sales Charge**		(22.98)%	(18.77)%	0.80%	9.83%
Without Sales Charge		(18.71)	(14.27)	1.90	10.42
CLASS C SHARES	March 22, 1999
With CDSC***		(19.87)	(15.67)	1.31	9.76
Without CDSC		(18.87)	(14.67)	1.31	9.76
CLASS I SHARES	January 27, 1995	(18.60)	(14.04)	2.15	10.69
CLASS R2 SHARES	November 3, 2008	(18.79)	(14.48)	1.63	10.13
CLASS R3 SHARES	September 9, 2016	(18.72)	(14.27)	1.88	10.40
CLASS R4 SHARES	September 9, 2016	(18.59)	(14.05)	2.13	10.67
CLASS R5 SHARES	May 15, 2006	(18.53)	(13.93)	2.27	10.81
CLASS R6 SHARES	February 22, 2005	(18.50)	(13.85)	2.38	10.89

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/08 TO 12/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. Prior performance for Class R3 Shares has been adjusted to reflect the differences in expenses between classes.

Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. Prior performance for Class R4 Shares has been adjusted to reflect the differences in expenses between classes.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Small Cap Value Fund, the Russell 2000 Value Index and the Lipper Small-Cap Value Funds Index from December 31, 2008 to December 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Small-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

JPMorgan U.S. Small Company Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	(18.01)%
Russell 2000 Index	(17.35)%

Net Assets as of 12/31/2018 (In Thousands)	$1,332,085

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Small Company Fund (the “Fund”) seeks to provide high total return from a portfolio of small company stocks.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares underperformed the Russell 2000 Index (the “Benchmark”) for the six months ended December 31, 2018. The Fund’s security selection in the industrial cyclical and telecommunications sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the finance and pharmaceutical sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Acco Brands Corp., Tenet Healthcare Corp. and Rambus Inc. Shares of Acco Brands, a maker of office products, fell after the company reported lower-than-expected earnings and revenue for the third quarter of 2018 and lowered its earnings forecast for the full year 2018. Shares of Tenet Healthcare, an operator of hospitals and other health care facilities, fell after the company forecast fourth quarter 2018 results that were below analysts’ expectations and after a U.S. District judge ruled the U.S. Affordable Care Act unconstitutional, though the ruling was stayed pending appeal. Shares of Rambus, a maker of semiconductors and related products, fell after the company reported lower-than-expected earnings and revenue for the third quarter of 2018 and forecast a flat outlook for 2019.

Leading individual contributors to relative performance included the Fund’s overweight positions in Mallinckrodt PLC, Molina Healthcare Inc. and Integer Holdings Corp. Shares of Mallinckrodt, a specialty pharmaceuticals company, rose after the company reported better-than-expected revenue and earnings for the third quarter of 2018 and raised its earnings forecast for the full year 2018. Shares of Molina Healthcare, a health insurance provider not held in the Benchmark, rose after the company reported better-than-expected results for the second quarter of 2018 and raised its full year 2018 forecast amid continued growth. Shares of Integer Holdings, a medical device manufacturer, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2018 and raised its full year 2018 forecast.

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of the Fund’s relative performance versus the Benchmark. The Fund’s portfolio managers use a quantitative ranking methodology to identify stocks in each sector that, in their view, trade at attractive levels. Through bottom-up fundamental research, they seek companies that they believe have attractive valuations, exhibit high earnings quality and have management teams that make effective capital deployment decisions. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Brinker International, Inc.	1.2%
2.	EMCOR Group, Inc.	1.2
3.	Integer Holdings Corp.	1.2
4.	Banner Corp.	1.2
5.	KB Home	1.1
6.	Aspen Technology, Inc.	1.0
7.	Fair Isaac Corp.	1.0
8.	Darling Ingredients, Inc.	1.0
9.	Abercrombie & Fitch Co., Class A	0.9
10.	RH	0.9

PORTFOLIO COMPOSITION BY SECTOR***
Health Care	15.4%
Financials	14.9
Information Technology	14.6
Industrials	13.2
Consumer Discretionary	13.0
Investment of cash collateral from securities loaned	7.6
Real Estate	5.8
Energy	3.3
Materials	3.0
Communication Services	2.9
Utilities	2.8
Consumer Staples	1.8
Short-Term Investments	1.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2018. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	13

JPMorgan U.S. Small Company Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 1, 2007
With Sales Charge**		(22.47)%	(17.01)%	2.46%	12.07%
Without Sales Charge		(18.16)	(12.44)	3.57	12.67
CLASS C SHARES	November 1, 2007
With CDSC***		(19.40)	(13.90)	3.04	12.10
Without CDSC		(18.40)	(12.90)	3.04	12.10
CLASS I SHARES	September 10, 2001	(18.04)	(12.17)	3.84	12.95
CLASS L SHARES	November 4, 1993	(18.01)	(12.08)	4.01	13.15
CLASS R2 SHARES	November 1, 2011	(18.26)	(12.67)	3.31	12.48
CLASS R3 SHARES	September 9, 2016	(18.20)	(12.45)	3.56	12.67
CLASS R4 SHARES	September 9, 2016	(18.12)	(12.28)	3.83	12.94
CLASS R5 SHARES	September 9, 2016	(17.99)	(12.05)	4.01	13.15
CLASS R6 SHARES	November 1, 2011	(17.94)	(11.97)	4.11	13.22

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/08 TO 12/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R4 Shares prior to their inception date are based on the performance of the Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.

Returns for Class R2 and Class R3 shares prior to their inception dates are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. The actual returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for Class R5 and Class R6 Shares prior to their inception dates are based on the performance of the Class L Shares. The actual returns of Class R5 Shares would have been lower than those shown because Class R5 Shares have higher expenses than Class L Shares. The actual returns of Class R6 Shares would have been different than these shown because Class R6 Shares have different expenses than Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan U.S. Small Company Fund, the Russell 2000 Index and the

Lipper Small-Cap Core Funds Index from December 31, 2008 to December 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

JPMorgan Small Cap Blend Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.6%

Aerospace & Defense — 1.5%

Curtiss-Wright Corp.	5	460

HEICO Corp. (a)	13	1,039

Hexcel Corp.	20	1,153

National Presto Industries, Inc.	5	532

		3,184

Auto Components — 0.4%

Cooper-Standard Holdings, Inc.*	5	304

LCI Industries	3	215

Tower International, Inc.	16	370

		889

Automobiles — 0.3%

Winnebago Industries, Inc.	30	732

Banks — 6.9%

1st Source Corp.	20	807

BancFirst Corp.	9	449

Camden National Corp.	22	807

City Holding Co.	9	577

Community Trust Bancorp, Inc.	23	911

First Busey Corp.	32	785

First Commonwealth Financial Corp.	74	895

First Financial Bancorp	34	802

First Merchants Corp.	17	585

Heritage Commerce Corp.	41	466

Heritage Financial Corp.	31	916

Independent Bank Corp.	19	390

Independent Bank Corp.	6	437

Lakeland Bancorp, Inc.	26	391

Mercantile Bank Corp.	15	413

NBT Bancorp, Inc.	16	537

Park National Corp.	7	619

S&T Bancorp, Inc.	25	955

Sandy Spring Bancorp, Inc.	25	774

Signature Bank	4	426

Texas Capital Bancshares, Inc.*	10	502

Tompkins Financial Corp.	8	589

Trustmark Corp. (a)	23	650

		14,683

Beverages — 0.4%

Primo Water Corp.*	57	803

Biotechnology — 6.7%

ACADIA Pharmaceuticals, Inc.* (a)	18	288

Adverum Biotechnologies, Inc.*	107	338

Atara Biotherapeutics, Inc.* (a)	30	1,027

INVESTMENTS	SHARES (000)	VALUE ($000)

Biotechnology — continued

Avrobio, Inc.*	21	347

Bellicum Pharmaceuticals, Inc.*	73	214

Biohaven Pharmaceutical Holding Co. Ltd.*	35	1,295

Clementia Pharmaceuticals, Inc. (Canada)*	54	640

Coherus Biosciences, Inc.* (a)	74	671

Exact Sciences Corp.* (a)	16	1,013

FibroGen, Inc.*	25	1,141

G1 Therapeutics, Inc.* (a)	24	466

Global Blood Therapeutics, Inc.* (a)	8	310

Halozyme Therapeutics, Inc.*	93	1,357

Homology Medicines, Inc.* (a)	51	1,135

Intercept Pharmaceuticals, Inc.*	6	578

Portola Pharmaceuticals, Inc.* (a)	15	301

REGENXBIO, Inc.* (a)	21	876

Rubius Therapeutics, Inc.* (a)	12	195

Sage Therapeutics, Inc.*	5	514

Spark Therapeutics, Inc.* (a)	21	823

Twist Bioscience Corp.*	29	667

		14,196

Building Products — 3.6%

Advanced Drainage Systems, Inc.	67	1,621

American Woodmark Corp.*	6	334

CSW Industrials, Inc.*	11	548

Lennox International, Inc.	9	1,863

Simpson Manufacturing Co., Inc. (a)	14	758

Trex Co., Inc.*	34	2,020

Universal Forest Products, Inc.	18	461

		7,605

Capital Markets — 1.6%

Evercore, Inc., Class A	21	1,523

LPL Financial Holdings, Inc.	14	857

PennantPark Investment Corp.	105	670

WisdomTree Investments, Inc.	38	251

		3,301

Chemicals — 2.2%

Ferro Corp.*	74	1,158

Innophos Holdings, Inc.	26	638

Innospec, Inc.	12	753

Quaker Chemical Corp. (a)	3	592

Sensient Technologies Corp. (a)	13	706

Stepan Co.	10	740

		4,587

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	15

JPMorgan Small Cap Blend Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)

Common Stocks — continued

Commercial Services & Supplies — 2.7%

Advanced Disposal Services, Inc.*	104	2,483

Brady Corp., Class A	19	804

Deluxe Corp.	12	469

Kimball International, Inc., Class B	27	383

MSA Safety, Inc.	12	1,096

UniFirst Corp.	4	572

		5,807

Communications Equipment — 1.8%

Ciena Corp.*	48	1,614

EchoStar Corp., Class A*	12	441

NETGEAR, Inc.* (a)	14	721

Quantenna Communications, Inc.*	76	1,098

		3,874

Construction & Engineering — 0.2%

Comfort Systems USA, Inc.	12	524

Distributors — 0.7%

Pool Corp. (a)	11	1,594

Diversified Consumer Services — 0.8%

Bright Horizons Family Solutions, Inc.*	16	1,798

Diversified Telecommunication Services — 0.5%

Cincinnati Bell, Inc.* (a)	70	544

Vonage Holdings Corp.*	57	497

		1,041

Electric Utilities — 0.7%

El Paso Electric Co.	12	626

Portland General Electric Co.	20	922

		1,548

Electrical Equipment — 0.5%

EnerSys	9	732

nVent Electric plc (United Kingdom)	17	382

		1,114

Electronic Equipment, Instruments & Components — 1.5%

ePlus, Inc.*	8	571

Littelfuse, Inc. (a)	8	1,344

SYNNEX Corp. (a)	11	870

Tech Data Corp.*	6	491

		3,276

Energy Equipment & Services — 0.1%

Forum Energy Technologies, Inc.* (a)	53	220

INVESTMENTS	SHARES (000)	VALUE ($000)

Entertainment — 1.5%

Cinemark Holdings, Inc.	9	319

Glu Mobile, Inc.*	119	959

World Wrestling Entertainment, Inc., Class A (a)	25	1,860

		3,138

Equity Real Estate Investment Trusts (REITs) — 4.4%

American Campus Communities, Inc.	19	767

American Homes 4 Rent, Class A	37	735

Brixmor Property Group, Inc.	48	698

CubeSmart	24	700

Equity Commonwealth	24	722

Highwoods Properties, Inc.	32	1,242

JBG SMITH Properties	21	728

Rayonier, Inc.	25	692

Rexford Industrial Realty, Inc.	22	662

RLJ Lodging Trust	39	645

Sunstone Hotel Investors, Inc.	53	694

Terreno Realty Corp.	13	441

Washington (a)	24	553

		9,279

Food & Staples Retailing — 1.1%

Performance Food Group Co.*	74	2,375

Food Products — 0.8%

Flowers Foods, Inc. (a)	28	512

Freshpet, Inc.* (a)	36	1,149

		1,661

Gas Utilities — 1.3%

Chesapeake Utilities Corp.	9	764

ONE Gas, Inc.	13	1,037

Southwest Gas Holdings, Inc. (a)	12	918

		2,719

Health Care Equipment & Supplies — 2.4%

GenMark Diagnostics, Inc.* (a)	81	392

Insulet Corp.* (a)	18	1,409

iRhythm Technologies, Inc.* (a)	20	1,411

LivaNova plc*	9	779

Nevro Corp.*	21	836

TransEnterix, Inc.*	131	297

		5,124

Health Care Providers & Services — 2.2%

Acadia Healthcare Co., Inc.*	26	656

Amedisys, Inc.*	16	1,886

Encompass Health Corp. (a)	11	679

Ensign Group, Inc. (The)	11	431

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)

Common Stocks — continued

Health Care Providers & Services — continued

Providence Service Corp. (The)*	12	720

Tivity Health, Inc.*	16	391

		4,763

Health Care Technology — 1.5%

Evolent Health, Inc., Class A* (a)	68	1,353

Teladoc Health, Inc.* (a)	39	1,939

		3,292

Hotels, Restaurants & Leisure — 3.4%

Boyd Gaming Corp. (a)	74	1,532

Cheesecake Factory, Inc. (The) (a)	15	666

Cracker Barrel Old Country Store, Inc. (a)	4	575

Jack in the Box, Inc.	6	480

Planet Fitness, Inc., Class A*	19	1,036

Red Rock Resorts, Inc., Class A (a)	44	897

Ruth’s Hospitality Group, Inc.	16	364

Texas Roadhouse, Inc.	28	1,665

		7,215

Household Durables — 0.6%

Helen of Troy Ltd.*	5	656

TRI Pointe Group, Inc.* (a)	56	610

		1,266

Insurance — 1.6%

Argo Group International Holdings Ltd.	3	211

James River Group Holdings Ltd.	7	267

Old Republic International Corp.	34	693

Safety Insurance Group, Inc.	7	552

Selective Insurance Group, Inc.	17	1,060

Third Point Reinsurance Ltd. (Bermuda)*	55	530

		3,313

Interactive Media & Services — 0.3%

Cars.com, Inc.*	28	602

Internet & Direct Marketing Retail — 0.9%

Farfetch Ltd., Class A (United Kingdom)*	44	785

GrubHub, Inc.* (a)	7	540

Liberty Expedia Holdings, Inc., Class A*	13	508

		1,833

IT Services — 3.0%

CSG Systems International, Inc.	22	705

ManTech International Corp., Class A	17	890

MAXIMUS, Inc.	12	785

MongoDB, Inc.* (a)	3	276

INVESTMENTS	SHARES (000)	VALUE ($000)

IT Services — continued

Okta, Inc.*	25	1,626

Science Applications International Corp.	11	707

Sykes Enterprises, Inc.*	19	472

Wix.com Ltd. (Israel)* (a)	10	907

		6,368

Leisure Products — 0.2%

Callaway Golf Co.	34	515

Machinery — 4.7%

Alamo Group, Inc. (a)	8	651

Blue Bird Corp.* (a)	32	573

Crane Co.	8	608

Graco, Inc.	34	1,406

Hillenbrand, Inc.	15	569

ITT, Inc.	42	2,007

John Bean Technologies Corp.	17	1,251

Kadant, Inc.	8	611

Mueller Industries, Inc.	21	499

Oshkosh Corp.	17	1,021

Standex International Corp.	7	492

Woodward, Inc.	4	326

		10,014

Marine — 0.4%

Kirby Corp.* (a)	14	939

Media — 1.6%

Cable One, Inc.	1	682

Emerald Expositions Events, Inc.	30	369

Hemisphere Media Group, Inc.*	35	430

John Wiley & Sons, Inc., Class A	10	470

Liberty Latin America Ltd., Class C (Chile)*	29	422

MSG Networks, Inc., Class A*	21	496

New York Times Co. (The), Class A	22	486

		3,355

Multiline Retail — 1.1%

Big Lots, Inc. (a)	5	145

Ollie’s Bargain Outlet Holdings, Inc.* (a)	33	2,188

		2,333

Multi-Utilities — 0.3%

Unitil Corp.	15	739

Oil, Gas & Consumable Fuels — 2.0%

Antero Midstream GP LP (a)	40	446

Callon Petroleum Co.*	67	433

Centennial Resource Development, Inc., Class A* (a)	63	697

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	17

JPMorgan Small Cap Blend Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)

Common Stocks — continued

Oil, Gas & Consumable Fuels — continued

CNX Resources Corp.*	45	512

Delek US Holdings, Inc.	17	541

Matador Resources Co.*	22	334

PDC Energy, Inc.*	7	218

Peabody Energy Corp.	8	257

SemGroup Corp., Class A	30	411

WildHorse Resource Development Corp.*	28	396

		4,245

Personal Products — 0.4%

Inter Parfums, Inc.	12	764

Pharmaceuticals — 2.4%

Horizon Pharma plc*	88	1,716

Nektar Therapeutics*	12	409

Optinose, Inc.*	49	301

Prestige Consumer Healthcare, Inc.*	9	274

Revance Therapeutics, Inc.* (a)	46	927

TherapeuticsMD, Inc.*	211	806

Tricida, Inc.* (a)	27	625

		5,058

Professional Services — 0.4%

Insperity, Inc.	4	363

Korn/Ferry International	12	491

		854

Real Estate Management & Development — 0.3%

RE/MAX Holdings, Inc., Class A	22	671

Road & Rail — 1.0%

Marten Transport Ltd.	37	602

Saia, Inc.*	26	1,477

		2,079

Semiconductors & Semiconductor Equipment — 3.8%

Cabot Microelectronics Corp.	4	424

Entegris, Inc.	78	2,176

Inphi Corp.* (a)	61	1,969

MKS Instruments, Inc.	22	1,428

Monolithic Power Systems, Inc.	15	1,694

Versum Materials, Inc.	17	471

		8,162

Software — 10.3%

2U, Inc.* (a)	17	862

Anaplan, Inc.*	32	840

Cloudera, Inc.* (a)	110	1,218

Elastic NV* (a)	12	828

INVESTMENTS	SHARES (000)	VALUE ($000)

Software — continued

Envestnet, Inc.*	48	2,381

HubSpot, Inc.* (a)	15	1,881

Instructure, Inc.* (a)	30	1,111

LogMeIn, Inc.	5	408

New Relic, Inc.*	9	696

Nutanix, Inc., Class A*	20	820

Paycom Software, Inc.*	11	1,394

Pluralsight, Inc., Class A* (a)	39	923

Progress Software Corp.	21	748

Proofpoint, Inc.*	15	1,216

RingCentral, Inc., Class A*	18	1,506

SailPoint Technologies Holding, Inc.* (a)	68	1,588

Smartsheet, Inc., Class A*	35	877

Zendesk, Inc.*	30	1,756

Zscaler, Inc.* (a)	23	918

		21,971

Specialty Retail — 2.7%

Floor & Decor Holdings, Inc., Class A* (a)	19	480

Hudson Ltd., Class A* (a)	114	1,955

Lithia Motors, Inc., Class A (a)	16	1,212

National Vision Holdings, Inc.*	61	1,717

Williams-Sonoma, Inc. (a)	8	404

		5,768

Textiles, Apparel & Luxury Goods — 1.9%

Carter’s, Inc.	7	550

Columbia Sportswear Co. (a)	8	708

Movado Group, Inc.	17	538

Wolverine World Wide, Inc.	69	2,194

		3,990

Thrifts & Mortgage Finance — 2.3%

Axos Financial, Inc.* (a)	20	508

First Defiance Financial Corp.	28	693

Meridian Bancorp, Inc.	54	780

TrustCo Bank Corp.	114	784

Washington Federal, Inc. (a)	32	854

Waterstone Financial, Inc.	27	454

WSFS Financial Corp.	19	720

		4,793

Trading Companies & Distributors — 2.8%

Applied Industrial Technologies, Inc.	36	1,952

H&E Equipment Services, Inc.	37	755

MSC Industrial Direct Co., Inc., Class A	5	384

Rush Enterprises, Inc., Class A	48	1,665

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)

Common Stocks — continued

Trading Companies & Distributors — continued

SiteOne Landscape Supply, Inc.* (a)	20	1,109

		5,865

Water Utilities — 0.9%

American States Water Co.	13	903

Middlesex Water Co.	18	935

		1,838

Total Common Stocks (Cost $194,230)		207,677

Short-Term Investments — 2.5%

Investment Companies — 2.5%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (b) (c) (Cost $5,375)	5,375	5,375

Investment of Cash Collateral from Securities Loaned — 11.8%

JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.60% (b) (c)	19,002	19,000

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (b) (c)	6,185	6,185

Total Investment of Cash Collateral from Securities Loaned (Cost $25,185)		25,185

Total Investments — 111.9% (Cost $224,790)		238,237
Liabilities in Excess of Other Assets — (11.9%)		(25,266)

NET ASSETS — 100.0%		212,971

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at December 31, 2018. The total value of securities on loan at December 31, 2018 is approximately $24,891,000.
(b)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2018.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	19

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.1%

Aerospace & Defense — 0.9%

AAR Corp.	21	786

Engility Holdings, Inc.*	17	474

Moog, Inc., Class A	4	333

Vectrus, Inc.*	45	982

		2,575

Air Freight & Logistics — 0.1%

Forward Air Corp.	3	154

Airlines — 0.6%

Hawaiian Holdings, Inc.	13	340

SkyWest, Inc.	32	1,432

		1,772

Auto Components — 1.7%

American Axle & Manufacturing Holdings, Inc.*	108	1,203

Cooper-Standard Holdings, Inc.*	22	1,364

Dana, Inc.	22	294

Modine Manufacturing Co.*	7	76

Stoneridge, Inc.*	2	51

Tenneco, Inc., Class A	65	1,786

Tower International, Inc.	6	153

		4,927

Banks — 9.6%

Bancorp, Inc. (The)*	61	489

Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	88	2,765

Cathay General Bancorp	10	346

Central Valley Community Bancorp	4	76

Community Trust Bancorp, Inc.	2	72

East West Bancorp, Inc.	39	1,683

Enterprise Financial Services Corp.	2	75

Fidelity Southern Corp.	18	475

Financial Institutions, Inc.	23	601

First BanCorp (Puerto Rico)	366	3,150

First Business Financial Services, Inc.	6	117

First Community Bancshares, Inc.	7	229

First Financial Bancorp	7	173

First Merchants Corp.	46	1,576

Fulton Financial Corp. (a)	65	1,012

Hancock Whitney Corp.	49	1,701

Hanmi Financial Corp.	43	851

IBERIABANK Corp.	7	433

NBT Bancorp, Inc.	4	140

Northeast Bancorp	5	85

Pacific Mercantile Bancorp*	6	44

PacWest Bancorp	31	1,043

INVESTMENTS	SHARES (000)	VALUE ($000)

Banks — continued

Popular, Inc. (Puerto Rico)	55	2,596

Premier Financial Bancorp, Inc.	3	49

Shore Bancshares, Inc.	8	116

Sierra Bancorp	4	90

TCF Financial Corp.	143	2,777

Towne Bank	2	58

TriCo Bancshares	5	185

TriState Capital Holdings, Inc.*	9	177

Umpqua Holdings Corp.	101	1,609

United Community Banks, Inc.	23	489

Wintrust Financial Corp.	34	2,254

		27,536

Biotechnology — 5.8%

Acorda Therapeutics, Inc.*	12	189

Aduro Biotech, Inc.*	78	207

Akebia Therapeutics, Inc.* (a)	44	243

Allena Pharmaceuticals, Inc.*	33	179

AMAG Pharmaceuticals, Inc.*	43	647

Amicus Therapeutics, Inc.* (a)	74	707

AnaptysBio, Inc.*	8	517

Aptinyx, Inc.* (a)	1	17

Arrowhead Pharmaceuticals, Inc.* (a)	48	591

Audentes Therapeutics, Inc.*	19	401

Bellicum Pharmaceuticals, Inc.*	121	354

Bluebird Bio, Inc.* (a)	5	496

Blueprint Medicines Corp.* (a)	11	571

Cara Therapeutics, Inc.*	22	281

Catalyst Pharmaceuticals, Inc.*	155	297

Coherus Biosciences, Inc.*	48	430

Concert Pharmaceuticals, Inc.*	24	305

Dynavax Technologies Corp.* (a)	43	392

Esperion Therapeutics, Inc.* (a)	11	511

FibroGen, Inc.*	16	727

Forty Seven, Inc.* (a)	18	283

Gritstone Oncology, Inc.* (a)	11	165

Heron Therapeutics, Inc.* (a)	32	835

Homology Medicines, Inc.* (a)	29	639

Insmed, Inc.* (a)	34	440

Jounce Therapeutics, Inc.*	30	102

Loxo Oncology, Inc.*	9	1,254

Mersana Therapeutics, Inc.*	25	103

Principia Biopharma, Inc.*	1	33

Ra Pharmaceuticals, Inc.*	40	724

Radius Health, Inc.*	4	61

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)

Common Stocks — continued

Biotechnology — continued

Rhythm Pharmaceuticals, Inc.*	19	508

Sage Therapeutics, Inc.*	7	675

Sarepta Therapeutics, Inc.* (a)	7	786

Selecta Biosciences, Inc.*	52	138

Spark Therapeutics, Inc.* (a)	13	493

Sutro Biopharma, Inc.*	9	78

Syros Pharmaceuticals, Inc.*	68	377

Twist Bioscience Corp.* (a)	16	362

Xencor, Inc.*	14	513

Y-mAbs Therapeutics, Inc.* (a)	3	55

		16,686

Building Products — 0.6%

Insteel Industries, Inc.	3	70

Masonite International Corp.*	7	323

Universal Forest Products, Inc.	48	1,233

		1,626

Capital Markets — 1.8%

BGC Partners, Inc., Class A	105	542

Blucora, Inc.*	70	1,870

BrightSphere Investment Group plc	55	590

Houlihan Lokey, Inc.	10	383

INTL. FCStone, Inc.* (a)	2	69

Investment Technology Group, Inc.	47	1,424

Pzena Investment Management, Inc., Class A	9	74

Stifel Financial Corp.	2	87

		5,039

Chemicals — 1.5%

AdvanSix, Inc.*	16	392

FutureFuel Corp.	23	370

OMNOVA Solutions, Inc.*	19	136

Rayonier Advanced Materials, Inc.	7	73

Stepan Co.	14	999

Trinseo SA	54	2,481

		4,451

Commercial Services & Supplies — 2.5%

ABM Industries, Inc.	18	578

ACCO Brands Corp.	230	1,557

Essendant, Inc.	64	811

Herman Miller, Inc.	3	106

Kimball International, Inc., Class B	15	219

Knoll, Inc.	38	628

LSC Communications, Inc.	67	471

Quad/Graphics, Inc.	111	1,366

INVESTMENTS	SHARES (000)	VALUE ($000)

Commercial Services & Supplies — continued

Steelcase, Inc., Class A	34	498

UniFirst Corp.	7	1,044

VSE Corp.	2	48

		7,326

Communications Equipment — 0.6%

Ciena Corp.*	51	1,712

Construction & Engineering — 2.3%

EMCOR Group, Inc.	30	1,796

HC2 Holdings, Inc.* (a)	121	319

KBR, Inc.	143	2,168

MasTec, Inc.* (a)	41	1,671

Sterling Construction Co., Inc.*	25	273

Tutor Perini Corp.*	17	267

		6,494

Consumer Finance — 1.4%

Enova International, Inc.*	15	292

FirstCash, Inc.	38	2,713

Green Dot Corp., Class A*	15	1,161

		4,166

Containers & Packaging — 0.1%

Berry Global Group, Inc.*	4	186

Distributors — 0.2%

Core-Mark Holding Co., Inc.	21	495

Diversified Consumer Services — 0.5%

K12, Inc.*	27	679

Strategic Education, Inc.	2	200

Weight Watchers International, Inc.*	13	489

		1,368

Diversified Financial Services — 0.0% (b)

Marlin Business Services Corp.	4	83

Diversified Telecommunication Services — 0.2%

Ooma, Inc.*	40	550

Electric Utilities — 1.4%

IDACORP, Inc.	7	681

MGE Energy, Inc.	5	274

PNM Resources, Inc.	10	419

Portland General Electric Co.	42	1,947

Spark Energy, Inc., Class A (a)	97	721

		4,042

Electrical Equipment — 0.8%

Atkore International Group, Inc.*	27	532

Bloom Energy Corp., Class A* (a)	2	21

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	21

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)

Common Stocks — continued

Electrical Equipment — continued

EnerSys	8	590

Generac Holdings, Inc.*	14	715

Regal Beloit Corp.	5	317

		2,175

Electronic Equipment, Instruments & Components — 5.0%

Fabrinet (Thailand)*	60	3,063

Insight Enterprises, Inc.*	32	1,289

KEMET Corp.	89	1,556

Kimball Electronics, Inc.*	32	500

Littelfuse, Inc.	3	562

Methode Electronics, Inc.	61	1,410

Sanmina Corp.*	75	1,802

Tech Data Corp.*	38	3,127

Vishay Intertechnology, Inc.	43	782

Vishay Precision Group, Inc.*	12	366

		14,457

Energy Equipment & Services — 0.9%

Exterran Corp.*	33	582

FTS International, Inc.*	48	340

Matrix Service Co.*	33	590

McDermott International, Inc.* (a)	34	225

Nine Energy Service, Inc.* (a)	26	582

RigNet, Inc.*	27	345

		2,664

Equity Real Estate Investment Trusts (REITs) — 7.3%

American Assets Trust, Inc.	15	611

Americold Realty Trust	63	1,614

Armada Hoffler Properties, Inc.	102	1,441

Ashford Hospitality Trust, Inc.	13	53

Chatham Lodging Trust	12	208

Chesapeake Lodging Trust	14	330

CoreCivic, Inc.	41	724

CorEnergy Infrastructure Trust, Inc. (a)	1	36

CorePoint Lodging, Inc.	62	764

CoreSite Realty Corp.	7	643

Cousins Properties, Inc.	264	2,086

DiamondRock Hospitality Co.	45	409

First Industrial Realty Trust, Inc.	56	1,606

GEO Group, Inc. (The)	102	2,004

Getty Realty Corp.	33	976

Highwoods Properties, Inc.	9	360

Hudson Pacific Properties, Inc.	7	207

InfraREIT, Inc.*	12	261

INVESTMENTS	SHARES (000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — continued

Jernigan Capital, Inc.	18	351

Pebblebrook Hotel Trust	6	168

Preferred Apartment Communities, Inc., Class A	28	394

PS Business Parks, Inc.	1	144

Retail Opportunity Investments Corp.	35	562

Rexford Industrial Realty, Inc.	19	551

RLJ Lodging Trust	27	449

Sun Communities, Inc.	4	357

Sunstone Hotel Investors, Inc.	90	1,177

Tier REIT, Inc.	31	629

Xenia Hotels & Resorts, Inc.	105	1,811

		20,926

Food & Staples Retailing — 1.1%

BJ’s Wholesale Club Holdings, Inc.*	43	944

Performance Food Group Co.*	38	1,217

SpartanNash Co.	40	690

US Foods Holding Corp.*	12	389

		3,240

Food Products — 0.5%

Dean Foods Co.	45	171

Pilgrim’s Pride Corp.*	36	558

Sanderson Farms, Inc. (a)	4	437

TreeHouse Foods, Inc.*	3	162

		1,328

Gas Utilities — 0.7%

New Jersey Resources Corp. (a)	17	792

Southwest Gas Holdings, Inc. (a)	16	1,247

		2,039

Health Care Equipment & Supplies — 3.4%

Axonics Modulation Technologies, Inc.*	37	565

CONMED Corp.	4	270

FONAR Corp.*	7	146

Globus Medical, Inc., Class A*	7	307

Haemonetics Corp.*	27	2,702

Inogen, Inc.*	8	975

Integer Holdings Corp.*	38	2,898

Lantheus Holdings, Inc.*	53	834

Masimo Corp.*	4	440

OraSure Technologies, Inc.*	52	609

SI-BONE, Inc.*	3	71

		9,817

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)

Common Stocks — continued

Health Care Providers & Services — 4.2%

Addus HomeCare Corp.* (a)	29	1,948

American Renal Associates Holdings, Inc.* (a)	17	196

Cross Country Healthcare, Inc.*	43	317

Encompass Health Corp.	28	1,715

Guardant Health, Inc.* (a)	4	150

HealthEquity, Inc.*	6	346

Molina Healthcare, Inc.*	22	2,583

Owens & Minor, Inc.	125	791

RadNet, Inc.*	39	396

Tenet Healthcare Corp.* (a)	98	1,678

Triple-S Management Corp., Class B (Puerto Rico)*	46	797

WellCare Health Plans, Inc.*	5	1,124

		12,041

Health Care Technology — 0.1%

HMS Holdings Corp.*	13	369

Hotels, Restaurants & Leisure — 0.6%

Marriott Vacations Worldwide Corp.	9	656

Penn National Gaming, Inc.*	15	285

Ruth’s Hospitality Group, Inc.	26	595

Texas Roadhouse, Inc.	3	161

		1,697

Household Durables — 2.2%

Hamilton Beach Brands Holding Co., Class A	4	105

Helen of Troy Ltd.* (a)	25	3,225

Hooker Furniture Corp.	12	303

KB Home	42	806

Lifetime Brands, Inc.	18	177

Taylor Morrison Home Corp., Class A*	110	1,744

		6,360

Household Products — 0.3%

Central Garden & Pet Co., Class A*	31	981

Independent Power and Renewable Electricity Producers — 0.7%

Atlantic Power Corp.*	60	130

Clearway Energy, Inc., Class A	6	97

Clearway Energy, Inc., Class C	88	1,516

Vistra Energy Corp.*	12	280

		2,023

Insurance — 2.2%

American Equity Investment Life Holding Co.	52	1,462

CNO Financial Group, Inc.	68	1,014

FedNat Holding Co.	14	277

First American Financial Corp.	15	652

INVESTMENTS	SHARES (000)	VALUE ($000)

Insurance — continued

HCI Group, Inc.	8	400

Heritage Insurance Holdings, Inc. (a)	5	71

National General Holdings Corp.	7	170

Selective Insurance Group, Inc.	5	294

Stewart Information Services Corp.	20	848

Third Point Reinsurance Ltd. (Bermuda)*	72	694

United Fire Group, Inc.	5	293

Universal Insurance Holdings, Inc.	4	151

		6,326

Interactive Media & Services — 0.2%

QuinStreet, Inc.* (a)	32	511

Internet & Direct Marketing Retail — 0.6%

Groupon, Inc.*	104	331

Liberty Expedia Holdings, Inc., Class A*	33	1,291

		1,622

IT Services — 2.9%

CACI International, Inc., Class A*	7	1,051

Limelight Networks, Inc.*	309	724

ManTech International Corp., Class A	24	1,260

MAXIMUS, Inc.	3	176

Perspecta, Inc.	20	336

Travelport Worldwide Ltd. (a)	183	2,860

Unisys Corp.* (a)	102	1,189

Virtusa Corp.*	16	699

		8,295

Leisure Products — 0.1%

YETI Holdings, Inc.* (a)	13	196

Machinery — 3.9%

Barnes Group, Inc.	4	228

Columbus McKinnon Corp.	25	748

Federal Signal Corp.	20	405

Global Brass & Copper Holdings, Inc.	65	1,633

Greenbrier Cos., Inc. (The)	7	263

Hillenbrand, Inc.	42	1,578

Hurco Cos., Inc.	2	82

Hyster-Yale Materials Handling, Inc.	5	316

Kadant, Inc.	10	780

Meritor, Inc.*	143	2,418

Milacron Holdings Corp.*	46	546

Park-Ohio Holdings Corp.	5	151

SPX FLOW, Inc.*	14	432

Standex International Corp.	1	97

TriMas Corp.*	12	340

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	23

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)

Common Stocks — continued

Machinery — continued

Wabash National Corp.	91	1,194

		11,211

Media — 1.9%

Beasley Broadcast Group, Inc., Class A	12	46

Entravision Communications Corp., Class A	148	431

Gannett Co., Inc.	122	1,038

Gray Television, Inc.*	49	722

Liberty Latin America Ltd., Class A (Chile)*	63	917

Nexstar Media Group, Inc., Class A	3	238

Sinclair Broadcast Group, Inc., Class A (a)	65	1,714

TEGNA, Inc.	21	231

		5,337

Metals & Mining — 0.7%

Cleveland-Cliffs, Inc. (a)	61	470

Commercial Metals Co.	24	386

Ramaco Resources, Inc.*	26	131

Ryerson Holding Corp.*	18	113

Warrior Met Coal, Inc.	38	909

		2,009

Mortgage Real Estate Investment Trusts (REITs) — 0.4%

Cherry Hill Mortgage Investment Corp.	12	204

Redwood Trust, Inc. (a)	55	835

		1,039

Oil, Gas & Consumable Fuels — 2.5%

Abraxas Petroleum Corp.*	203	221

Arch Coal, Inc., Class A (a)	9	780

CVR Energy, Inc.	9	317

Delek US Holdings, Inc.	78	2,537

Denbury Resources, Inc.* (a)	365	624

Peabody Energy Corp.	26	786

Renewable Energy Group, Inc.* (a)	45	1,157

REX American Resources Corp.*	1	41

W&T Offshore, Inc.* (a)	203	836

		7,299

Paper & Forest Products — 1.5%

Boise Cascade Co.	17	408

Louisiana-Pacific Corp.	71	1,573

Schweitzer-Mauduit International, Inc.	40	998

Verso Corp., Class A*	63	1,400

		4,379

Personal Products — 0.1%

USANA Health Sciences, Inc.*	2	197

INVESTMENTS	SHARES (000)	VALUE ($000)

Pharmaceuticals — 2.2%

Aclaris Therapeutics, Inc.*	31	232

Arvinas, Inc.*	1	10

Assembly Biosciences, Inc.*	14	305

Dermira, Inc.* (a)	74	531

Endo International plc*	110	800

Horizon Pharma plc*	80	1,569

Lannett Co., Inc.*	63	310

Mallinckrodt plc*	29	460

Medicines Co. (The)* (a)	4	73

Menlo Therapeutics, Inc.*	71	293

Phibro Animal Health Corp., Class A	13	415

Revance Therapeutics, Inc.*	6	129

TherapeuticsMD, Inc.* (a)	126	479

WaVe Life Sciences Ltd.* (a)	19	799

		6,405

Professional Services — 3.9%

Acacia Research Corp.*	16	48

Barrett Business Services, Inc.	33	1,861

CBIZ, Inc.*	38	747

CRA International, Inc.	6	258

ICF International, Inc.	1	95

Insperity, Inc.	22	2,062

Kelly Services, Inc., Class A (a)	2	42

Kforce, Inc.	4	114

Korn/Ferry International	8	297

TriNet Group, Inc.*	40	1,670

TrueBlue, Inc.*	63	1,395

Upwork, Inc.* (a)	25	446

WageWorks, Inc.*	76	2,061

		11,096

Real Estate Management & Development — 0.8%

Cushman & Wakefield plc* (a)	64	930

Marcus & Millichap, Inc.*	26	893

Newmark Group, Inc., Class A	50	399

		2,222

Road & Rail — 1.0%

ArcBest Corp.	68	2,318

Covenant Transportation Group, Inc., Class A*	6	108

Schneider National, Inc., Class B	13	241

Universal Logistics Holdings, Inc.	2	44

YRC Worldwide, Inc.*	16	50

		2,761

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)

Common Stocks — continued

Semiconductors & Semiconductor Equipment — 2.0%

Advanced Energy Industries, Inc.*	17	718

Alpha & Omega Semiconductor Ltd.*	36	369

Cirrus Logic, Inc.*	39	1,281

Cohu, Inc.	39	619

Cypress Semiconductor Corp.	82	1,038

Ichor Holdings Ltd.*	27	439

Rambus, Inc.*	65	500

Rudolph Technologies, Inc.*	9	182

Ultra Clean Holdings, Inc.*	70	596

		5,742

Software — 3.9%

Anaplan, Inc.*	29	756

Bottomline Technologies de, Inc.*	8	365

CommVault Systems, Inc.*	40	2,364

Cornerstone OnDemand, Inc.*	57	2,859

Elastic NV* (a)	18	1,251

Imperva, Inc.*	22	1,231

MicroStrategy, Inc., Class A*	3	441

QAD, Inc., Class A	4	138

SailPoint Technologies Holding, Inc.* (a)	31	723

SPS Commerce, Inc.*	5	395

SVMK, Inc.* (a)	56	687

		11,210

Specialty Retail — 2.8%

America’s Car-Mart, Inc.*	2	138

Asbury Automotive Group, Inc.*	3	207

Caleres, Inc.	35	985

Conn’s, Inc.*	13	236

DSW, Inc., Class A	26	652

Express, Inc.* (a)	24	122

Five Below, Inc.*	6	573

Group 1 Automotive, Inc.	9	469

Office Depot, Inc.	704	1,817

Party City Holdco, Inc.* (a)	31	313

RH* (a)	8	994

Signet Jewelers Ltd.	5	172

Tilly’s, Inc., Class A	60	647

Zumiez, Inc.*	37	703

		8,028

Technology Hardware, Storage & Peripherals — 0.5%

Immersion Corp.*	161	1,442

INVESTMENTS	SHARES (000)	VALUE ($000)

Textiles, Apparel & Luxury Goods — 0.7%

Deckers Outdoor Corp.*	16	1,996

Fossil Group, Inc.*	7	109

		2,105

Thrifts & Mortgage Finance — 0.8%

BankFinancial Corp.	5	81

HomeStreet, Inc.*	12	255

MGIC Investment Corp.*	78	817

OceanFirst Financial Corp.	15	340

PennyMac Financial Services, Inc. (a)	11	238

Radian Group, Inc.	11	178

Walker & Dunlop, Inc.	11	483

		2,392

Tobacco — 0.1%

Turning Point Brands, Inc.	14	373

Trading Companies & Distributors — 0.8%

Applied Industrial Technologies, Inc.	11	588

MRC Global, Inc.*	87	1,066

NOW, Inc.*	27	317

Rush Enterprises, Inc., Class A	5	155

Veritiv Corp.*	9	220

		2,346

Water Utilities — 0.0% (b)

Consolidated Water Co. Ltd. (Cayman Islands)	3	37

Total Common Stocks (Cost $272,620)		275,885

	NO. OF WARRANTS (000)
Warrants — 0.0%

Consumer Finance — 0.0%

Emergent Capital, Inc. expiring 10/1/2019, price 10.75* (Cost $—)	2	—

	SHARES (000)
Short-Term Investments — 4.4%

Investment Companies — 4.4%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (c) (d) (Cost $12,615)	12,615	12,615

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	25

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment of Cash Collateral from Securities Loaned — 6.5%
JPMorgan Securities Lending Money Market Fund Class Agency SL, 2.60% (c) (d)	14,001	14,000
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (c) (d)	4,684	4,684

Total Investment of Cash Collateral from Securities Loaned (Cost $18,684)		18,684

Total Investments — 107.0% (Cost $303,919)		307,184
Liabilities in Excess of Other Assets — (7.0%)		(20,148)

NET ASSETS — 100.0%		287,036

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust
(a)	The security or a portion of this security is on loan at December 31, 2018. The total value of securities on loan at December 31, 2018 is approximately $18,427,000.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of December 31, 2018.
*	Non-income producing security.

Futures contracts outstanding as of December 31, 2018 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

Russell 2000 E-Mini Index	164	03/2019	USD	11,067	(271)

					(271)

Abbreviations
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.4%

Auto Components — 1.0%

LCI Industries	875	58,449

Banks — 10.8%

Associated Banc-Corp.	2,560	50,663

BankUnited, Inc.	2,021	60,506

Cadence BanCorp	2,226	37,360

Commerce Bancshares, Inc.	950	53,528

Cullen/Frost Bankers, Inc.	204	17,942

First Financial Bancorp	2,162	51,279

First Hawaiian, Inc.	2,381	53,603

First Horizon National Corp.	4,443	58,469

First Interstate BancSystem, Inc., Class A	426	15,569

Great Western Bancorp, Inc.	1,304	40,737

IBERIABANK Corp.	881	56,655

Western Alliance Bancorp*	1,230	48,561

Wintrust Financial Corp.	835	55,502

		600,374

Beverages — 0.5%

Cott Corp. (a)	1,871	26,083

Building Products — 1.9%

Fortune Brands Home & Security, Inc.	1,270	48,257

USG Corp. (a)	1,373	58,588

		106,845

Capital Markets — 4.2%

Eaton Vance Corp.	1,093	38,461

FactSet Research Systems, Inc. (a)	240	48,064

Focus Financial Partners, Inc., Class A*	908	23,908

Lazard Ltd., Class A (a)	1,315	48,533

Moelis & Co., Class A (a)	905	31,129

Morningstar, Inc.	392	43,047

		233,142

Chemicals — 4.7%

GCP Applied Technologies, Inc.* (a)	2,296	56,374

PQ Group Holdings, Inc.*	3,794	56,196

Quaker Chemical Corp.	445	79,133

Valvoline, Inc.	3,601	69,675

		261,378

Commercial Services & Supplies — 6.7%

Advanced Disposal Services, Inc.*	2,006	48,023

Brady Corp., Class A	2,269	98,616

BrightView Holdings, Inc.*	2,879	29,395

Herman Miller, Inc.	1,239	37,467

KAR Auction Services, Inc.	1,471	70,193

INVESTMENTS	SHARES (000)	VALUE ($000)

Commercial Services & Supplies — continued

MSA Safety, Inc.	504	47,484

US Ecology, Inc.	701	44,149

		375,327

Construction & Engineering — 0.7%

Willscot Corp.* (a)	3,925	36,972

Containers & Packaging — 3.3%

AptarGroup, Inc.	1,606	151,102

Crown Holdings, Inc.* (a)	789	32,800

		183,902

Distributors — 2.8%

Pool Corp. (a)	1,065	158,277

Diversified Consumer Services — 0.8%

ServiceMaster Global Holdings, Inc.*	1,239	45,522

Electric Utilities — 1.7%

Portland General Electric Co.	2,028	92,961

Electrical Equipment — 1.0%

Generac Holdings, Inc.*	1,083	53,828

Energy Equipment & Services — 2.0%

Core Laboratories NV (a)	825	49,223

Patterson-UTI Energy, Inc. (a)	5,870	60,752

		109,975

Entertainment — 1.5%

Cinemark Holdings, Inc.	2,382	85,270

Equity Real Estate Investment Trusts (REITs) — 6.7%

CubeSmart	2,107	60,438

EastGroup Properties, Inc.	903	82,857

National Retail Properties, Inc. (a)	2,464	119,514

Outfront Media, Inc.	2,859	51,809

RLJ Lodging Trust	3,434	56,322

		370,940

Food & Staples Retailing — 3.0%

BJ’s Wholesale Club Holdings, Inc.*	2,162	47,901

Performance Food Group Co.*	3,748	120,949

		168,850

Health Care Equipment & Supplies — 3.0%

ICU Medical, Inc.*	314	72,165

West Pharmaceutical Services, Inc. (a)	962	94,323

		166,488

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	27

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Health Care Providers & Services — 5.1%

Encompass Health Corp.	1,432	88,329

HealthEquity, Inc.*	615	36,678

Molina Healthcare, Inc.*	609	70,835

Premier, Inc., Class A*	1,404	52,454

Tivity Health, Inc.*	1,447	35,895

		284,191

Health Care Technology — 1.0%

Medidata Solutions, Inc.* (a)	804	54,227

Hotels, Restaurants & Leisure — 0.5%

Monarch Casino & Resort, Inc.* (a)	611	23,289

Papa John’s International, Inc. (a)	167	6,630

		29,919

Insurance — 2.4%

Kinsale Capital Group, Inc.	693	38,483

ProAssurance Corp. (a)	1,087	44,071

RLI Corp. (a)	727	50,181

		132,735

Internet & Direct Marketing Retail — 0.5%

GrubHub, Inc.* (a)	385	29,609

IT Services — 0.9%

CoreLogic, Inc.*	1,455	48,620

Leisure Products — 2.7%

Acushnet Holdings Corp.	2,895	60,990

Brunswick Corp.	1,619	75,224

Malibu Boats, Inc., Class A*	408	14,185

		150,399

Life Sciences Tools & Services — 0.7%

Syneos Health, Inc.*	967	38,055

Machinery — 7.3%

Altra Industrial Motion Corp.	1,435	36,080

Douglas Dynamics, Inc.	996	35,742

Gates Industrial Corp. plc* (a)	2,698	35,727

Lincoln Electric Holdings, Inc.	842	66,414

RBC Bearings, Inc.* (a)	718	94,175

Toro Co. (The)	2,524	141,038

		409,176

Media — 0.5%

EW Scripps Co. (The), Class A	1,831	28,803

Multi-Utilities — 1.5%

NorthWestern Corp.	1,393	82,799

INVESTMENTS	SHARES (000)	VALUE ($000)

Pharmaceuticals — 2.3%

Catalent, Inc.*	2,562	79,877

Prestige Consumer Healthcare, Inc.* (a)	1,591	49,134

		129,011

Real Estate Management & Development — 1.4%

Cushman & Wakefield plc* (a)	2,549	36,885

HFF, Inc., Class A	1,236	40,971

		77,856

Road & Rail — 2.2%

Knight-Swift Transportation Holdings, Inc. (a)	2,394	60,010

Landstar System, Inc.	657	62,891

		122,901

Semiconductors & Semiconductor Equipment — 1.5%

Cabot Microelectronics Corp.	598	57,006

Power Integrations, Inc.	419	25,535

		82,541

Software — 8.6%

Aspen Technology, Inc.*	645	53,004

Blackbaud, Inc.	664	41,755

Cision Ltd.*	4,610	53,938

Cornerstone OnDemand, Inc.*	850	42,862

Guidewire Software, Inc.*	671	53,856

Instructure, Inc.* (a)	1,003	37,638

Q2 Holdings, Inc.*	1,295	64,184

SailPoint Technologies Holding, Inc.* (a)	1,333	31,306

Tableau Software, Inc., Class A*	416	49,927

Tyler Technologies, Inc.*	277	51,470

		479,940

Textiles, Apparel & Luxury Goods — 1.0%

Carter’s, Inc.	661	53,958

Trading Companies & Distributors — 1.0%

Applied Industrial Technologies, Inc.	994	53,605

Total Common Stocks (Cost $4,468,905)		5,422,928

Short-Term Investments — 2.7%

Investment Companies — 2.7%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (b) (c) (Cost $152,021)	152,021	152,021

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment of Cash Collateral from Securities Loaned — 2.8%

JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.60% (b) (c)	133,013	133,000

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (b) (c)	24,951	24,951

Total Investment of Cash Collateral from Securities Loaned (Cost $157,951)		157,951

Total Investments — 102.9% (Cost $4,778,877)		5,732,900
Liabilities in Excess of Other Assets — (2.9%)		(159,354)

NET ASSETS - 100.0%		5,573,546

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at December 31, 2018. The total value of securities on loan at December 31, 2018 is approximately $137,012,000.
(b)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2018.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	29

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.2%

Aerospace & Defense — 1.7%

HEICO Corp.	216	16,733

Hexcel Corp.	324	18,572

		35,305

Automobiles — 0.6%

Winnebago Industries, Inc. (a)	487	11,786

Banks — 0.7%

Signature Bank	67	6,848

Texas Capital Bancshares, Inc.*	158	8,070

		14,918

Beverages — 0.6%

Primo Water Corp.*	922	12,916

Biotechnology — 11.1%

ACADIA Pharmaceuticals, Inc.* (a)	286	4,631

Adverum Biotechnologies, Inc.*	1,723	5,429

Atara Biotherapeutics, Inc.* (a)	476	16,529

Avrobio, Inc.* (a)	335	5,579

Bellicum Pharmaceuticals, Inc.* (a)	1,178	3,439

Biohaven Pharmaceutical Holding Co. Ltd.*	564	20,844

Clementia Pharmaceuticals, Inc. (Canada)*	875	10,292

Coherus Biosciences, Inc.* (a)	1,194	10,803

Exact Sciences Corp.* (a)	259	16,314

FibroGen, Inc.*	397	18,374

G1 Therapeutics, Inc.*	392	7,498

Global Blood Therapeutics, Inc.* (a)	121	4,972

Halozyme Therapeutics, Inc.*	1,494	21,856

Homology Medicines, Inc.* (a)	817	18,271

Intercept Pharmaceuticals, Inc.*	92	9,302

Portola Pharmaceuticals, Inc.* (a)	248	4,835

REGENXBIO, Inc.* (a)	336	14,092

Rubius Therapeutics, Inc.* (a)	194	3,123

Sage Therapeutics, Inc.*	86	8,267

Spark Therapeutics, Inc.* (a)	338	13,244

Twist Bioscience Corp.* (a)	465	10,732

		228,426

Building Products — 4.3%

Advanced Drainage Systems, Inc.	1,077	26,111

Lennox International, Inc.	137	30,012

Trex Co., Inc.*	548	32,537

		88,660

Capital Markets — 1.9%

Evercore, Inc., Class A	343	24,531

PennantPark Investment Corp.	1,692	10,778

INVESTMENTS	SHARES (000)	VALUE ($000)

Capital Markets — continued

WisdomTree Investments, Inc.	605	4,023

		39,332

Chemicals — 0.9%

Ferro Corp.*	1,189	18,644

Commercial Services & Supplies — 2.8%

Advanced Disposal Services, Inc.*	1,671	39,995

MSA Safety, Inc.	187	17,649

		57,644

Communications Equipment — 2.1%

Ciena Corp.*	767	26,003

Quantenna Communications, Inc.*	1,232	17,673

		43,676

Distributors — 1.2%

Pool Corp. (a)	173	25,679

Diversified Consumer Services — 1.4%

Bright Horizons Family Solutions, Inc.*	260	28,964

Diversified Telecommunication Services — 0.4%

Vonage Holdings Corp.*	915	7,988

Electronic Equipment, Instruments & Components — 1.1%

Littelfuse, Inc. (a)	126	21,642

Energy Equipment & Services — 0.2%

Forum Energy Technologies, Inc.* (a)	855	3,532

Entertainment — 2.2%

Glu Mobile, Inc.* (a)	1,913	15,442

World Wrestling Entertainment, Inc., Class A (a)	401	29,960

		45,402

Equity Real Estate Investment Trusts (REITs) — 1.1%

CubeSmart	393	11,268

Highwoods Properties, Inc.	273	10,559

		21,827

Food & Staples Retailing — 1.9%

Performance Food Group Co.*	1,186	38,264

Food Products — 0.9%

Freshpet, Inc.* (a)	575	18,497

Health Care Equipment & Supplies — 4.0%

GenMark Diagnostics, Inc.*	1,298	6,306

Insulet Corp.* (a)	286	22,686

iRhythm Technologies, Inc.* (a)	327	22,730

LivaNova plc*	137	12,540

Nevro Corp.*	346	13,453

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Health Care Equipment & Supplies — continued

TransEnterix, Inc.*	2,108	4,765

		82,480

Health Care Providers & Services — 2.0%

Acadia Healthcare Co., Inc.* (a)	411	10,562

Amedisys, Inc.*	259	30,378

		40,940

Health Care Technology — 2.6%

Evolent Health, Inc., Class A* (a)	1,138	22,693

Teladoc Health, Inc.* (a)	630	31,228

		53,921

Hotels, Restaurants & Leisure — 4.0%

Boyd Gaming Corp.	1,187	24,673

Planet Fitness, Inc., Class A*	311	16,680

Red Rock Resorts, Inc., Class A (a)	711	14,435

Texas Roadhouse, Inc. (a)	449	26,819

		82,607

Household Durables — 0.5%

TRI Pointe Group, Inc.* (a)	898	9,811

Internet & Direct Marketing Retail — 1.0%

Farfetch Ltd., Class A (United Kingdom)* (a)	713	12,634

GrubHub, Inc.* (a)	113	8,678

		21,312

IT Services — 2.9%

ManTech International Corp., Class A	274	14,320

MongoDB, Inc.* (a)	53	4,436

Okta, Inc.*	411	26,196

Wix.com Ltd. (Israel)* (a)	162	14,592

		59,544

Machinery — 4.1%

Graco, Inc.	541	22,632

ITT, Inc.	525	25,331

John Bean Technologies Corp.	281	20,150

Oshkosh Corp.	268	16,443

		84,556

Marine — 0.7%

Kirby Corp.* (a)	224	15,121

Media — 0.4%

New York Times Co. (The), Class A	351	7,818

Multiline Retail — 1.7%

Ollie’s Bargain Outlet Holdings, Inc.* (a)	530	35,244

INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — 0.5%

Centennial Resource Development, Inc., Class A* (a)	1,018	11,222

Pharmaceuticals — 3.8%

Horizon Pharma plc*	1,414	27,636

Nektar Therapeutics*	200	6,576

Optinose, Inc.*	780	4,835

Revance Therapeutics, Inc.* (a)	795	16,006

TherapeuticsMD, Inc.*	3,403	12,967

Tricida, Inc.* (a)	427	10,059

		78,079

Real Estate Management & Development — 0.5%

RE/MAX Holdings, Inc., Class A	351	10,798

Road & Rail — 1.2%

Saia, Inc.*	426	23,790

Semiconductors & Semiconductor Equipment — 5.7%

Entegris, Inc.	1,256	35,045

Inphi Corp.* (a)	986	31,711

MKS Instruments, Inc.	356	23,000

Monolithic Power Systems, Inc.	235	27,291

		117,047

Software — 16.3%

2U, Inc.* (a)	279	13,877

Anaplan, Inc.*	509	13,519

Cloudera, Inc.* (a)	1,774	19,620

Elastic NV* (a)	186	13,321

Envestnet, Inc.*	780	38,358

HubSpot, Inc.* (a)	241	30,294

Instructure, Inc.* (a)	477	17,886

New Relic, Inc.*	138	11,193

Nutanix, Inc., Class A*	317	13,192

Paycom Software, Inc.* (a)	183	22,454

Pluralsight, Inc., Class A* (a)	631	14,858

Proofpoint, Inc.*	234	19,588

RingCentral, Inc., Class A*	294	24,254

SailPoint Technologies Holding, Inc.*	1,089	25,582

Smartsheet, Inc., Class A*	568	14,109

Zendesk, Inc.*	484	28,280

Zscaler, Inc.* (a)	377	14,779

		335,164

Specialty Retail — 4.2%

Floor & Decor Holdings, Inc., Class A* (a)	298	7,711

Hudson Ltd., Class A*	1,836	31,490

Lithia Motors, Inc., Class A	256	19,522

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	31

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Specialty Retail — continued

National Vision Holdings, Inc.*	982	27,661

		86,384

Textiles, Apparel & Luxury Goods — 1.7%

Wolverine World Wide, Inc.	1,108	35,335

Thrifts & Mortgage Finance — 0.4%

Axos Financial, Inc.* (a)	324	8,171

Trading Companies & Distributors — 3.9%

Applied Industrial Technologies, Inc.	442	23,814

H&E Equipment Services, Inc.	595	12,155

Rush Enterprises, Inc., Class A	778	26,814

SiteOne Landscape Supply, Inc.* (a)	323	17,860

		80,643

Total Common Stocks (Cost $1,859,781)		2,043,089

Short-Term Investments — 1.0%

Investment Companies — 1.0%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (b) (c) (Cost $19,836)	19,836	19,836

Investment of Cash Collateral from Securities Loaned — 7.1%

JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.60% (b) (c)	125,013	125,000

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (b) (c)	21,444	21,444

Total Investment of Cash Collateral from Securities Loaned (Cost $146,444)		146,444

Total Investments — 107.3% (Cost $2,026,061)		2,209,369
Liabilities in Excess of Other Assets — (7.3%)		(150,223)

NET ASSETS — 100.0%		2,059,146

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at December 31, 2018. The total value of securities on loan at December 31, 2018 is approximately $145,272,000.
(b)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2018.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.3%

Aerospace & Defense — 0.7%

Curtiss-Wright Corp.	43	4,350

Moog, Inc., Class A	80	6,199

		10,549

Air Freight & Logistics — 0.0% (a)

Echo Global Logistics, Inc.*	16	320

Auto Components — 1.1%

Cooper-Standard Holdings, Inc.*	7	453

Stoneridge, Inc.*	144	3,547

Tenneco, Inc., Class A	366	10,014

Tower International, Inc.	62	1,485

		15,499

Banks — 15.4%

1st Source Corp.	101	4,062

American National Bankshares, Inc.	6	170

BancFirst Corp.	117	5,848

BancorpSouth Bank	72	1,893

Bank of Hawaii Corp.	152	10,260

Banner Corp.	142	7,578

Bryn Mawr Bank Corp.	29	991

Cadence BanCorp	16	265

Cathay General Bancorp	192	6,448

Central Pacific Financial Corp.	417	10,164

Central Valley Community Bancorp	23	425

Century Bancorp, Inc., Class A	8	535

Citizens & Northern Corp.	18	476

City Holding Co.	135	9,118

Community Bank System, Inc. (b)	127	7,381

Community Trust Bancorp, Inc.	114	4,514

East West Bancorp, Inc.	11	494

Enterprise Financial Services Corp.	197	7,428

FCB Financial Holdings, Inc., Class A*	229	7,700

Financial Institutions, Inc.	65	1,665

First Bancorp	28	924

First BanCorp (Puerto Rico)	1,129	9,709

First Citizens BancShares, Inc., Class A	8	2,979

First Commonwealth Financial Corp.	1,132	13,679

First Community Bancshares, Inc.	56	1,769

First Financial Bankshares, Inc. (b)	71	4,067

First Financial Corp.	19	775

First Hawaiian, Inc.	88	1,983

First Interstate BancSystem, Inc., Class A	92	3,369

Flushing Financial Corp.	136	2,932

Glacier Bancorp, Inc. (b)	198	7,829

INVESTMENTS	SHARES (000)	VALUE ($000)

Banks — continued

Great Southern Bancorp, Inc.	34	1,583

Great Western Bancorp, Inc.	96	2,984

Hancock Whitney Corp.	24	839

Hope Bancorp, Inc.	598	7,094

Independent Bank Corp.	51	1,074

Investors Bancorp, Inc. (b)	907	9,437

Lakeland Financial Corp.	39	1,562

Mercantile Bank Corp.	18	500

OFG Bancorp (Puerto Rico)(b)	237	3,896

Preferred Bank (b)	16	711

Republic Bancorp, Inc., Class A	18	709

S&T Bancorp, Inc.	20	772

South State Corp.	7	405

Stock Yards Bancorp, Inc.	18	581

Tompkins Financial Corp.	21	1,553

TriState Capital Holdings, Inc.* (b)	24	463

Trustmark Corp. (b)	331	9,396

UMB Financial Corp.	208	12,651

Umpqua Holdings Corp.	550	8,746

Washington Trust Bancorp, Inc.	35	1,683

Webster Financial Corp.	104	5,131

West Bancorp, Inc.	12	228

Westamerica Bancorp (b)	306	17,055

		226,483

Biotechnology — 1.4%

Acorda Therapeutics, Inc.*	31	481

AMAG Pharmaceuticals, Inc.* (b)	228	3,468

Arcus Biosciences, Inc.* (b)	308	3,321

Enanta Pharmaceuticals, Inc.*	33	2,302

Epizyme, Inc.*	230	1,418

Fate Therapeutics, Inc.*	283	3,626

Five Prime Therapeutics, Inc.*	150	1,394

Iovance Biotherapeutics, Inc.*	269	2,377

Tocagen, Inc.* (b)	239	1,965

		20,352

Building Products — 0.2%

Armstrong Flooring, Inc.*	132	1,563

Masonite International Corp.*	17	766

		2,329

Capital Markets — 1.1%

Arlington Asset Investment Corp., Class A (b)	40	293

Associated Capital Group, Inc., Class A (b)	10	366

Donnelley Financial Solutions, Inc.*	168	2,361

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	33

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Capital Markets — continued

GAMCO Investors, Inc., Class A	18	299

Oppenheimer Holdings, Inc., Class A	14	350

Stifel Financial Corp. (b)	196	8,118

Virtus Investment Partners, Inc.	49	3,884

		15,671

Chemicals — 1.0%

FutureFuel Corp.	157	2,490

Minerals Technologies, Inc.	87	4,461

Trinseo SA	172	7,870

		14,821

Commercial Services & Supplies — 1.3%

ACCO Brands Corp.	1,266	8,580

Ennis, Inc.	78	1,496

Essendant, Inc.	202	2,536

Quad/Graphics, Inc.	254	3,126

VSE Corp.	109	3,257

		18,995

Communications Equipment — 1.1%

Comtech Telecommunications Corp.	33	806

Infinera Corp.*	675	2,693

InterDigital, Inc.	1	47

NETGEAR, Inc.* (b)	58	2,997

NetScout Systems, Inc.* (b)	424	10,026

		16,569

Construction & Engineering — 1.7%

Argan, Inc.	33	1,256

EMCOR Group, Inc.	251	14,982

KBR, Inc.	221	3,353

MYR Group, Inc.*	161	4,547

Sterling Construction Co., Inc.*	11	120

Tutor Perini Corp.*	52	831

		25,089

Consumer Finance — 0.3%

Nelnet, Inc., Class A	85	4,423

Containers & Packaging — 0.2%

Graphic Packaging Holding Co.	136	1,450

Myers Industries, Inc.	51	769

		2,219

Distributors — 0.0% (a)

Weyco Group, Inc.	6	178

INVESTMENTS	SHARES (000)	VALUE ($000)

Diversified Consumer Services — 0.9%

Houghton Mifflin Harcourt Co.*	547	4,846

K12, Inc.*	364	9,026

		13,872

Diversified Financial Services — 0.1%

Marlin Business Services Corp.	30	672

Diversified Telecommunication Services — 0.4%

Consolidated Communications Holdings, Inc. (b)	256	2,529

Frontier Communications Corp. (b)	1,164	2,771

Windstream Holdings, Inc.* (b)	452	944

		6,244

Electric Utilities — 1.8%

El Paso Electric Co.	240	12,011

Portland General Electric Co.	301	13,796

Spark Energy, Inc., Class A(b)	87	650

		26,457

Electrical Equipment — 0.2%

Bloom Energy Corp., Class A* (b)	13	132

Powell Industries, Inc.	111	2,786

		2,918

Electronic Equipment, Instruments & Components — 3.2%

Bel Fuse, Inc., Class B	184	3,393

Benchmark Electronics, Inc. (b)	447	9,472

Fabrinet (Thailand)*	91	4,679

Insight Enterprises, Inc.*	125	5,102

OSI Systems, Inc.*	68	4,977

Tech Data Corp.*	242	19,757

		47,380

Energy Equipment & Services — 1.3%

Archrock, Inc.	563	4,216

Dawson Geophysical Co.*	13	43

FTS International, Inc.*	404	2,869

Matrix Service Co.*	136	2,437

Natural Gas Services Group, Inc.*	41	679

Nine Energy Service, Inc.* (b)	42	942

Noble Corp. plc* (b)	1,204	3,156

SEACOR Holdings, Inc.*	16	577

Unit Corp.*	169	2,416

US Silica Holdings, Inc. (b)	207	2,107

		19,442

Equity Real Estate Investment Trusts (REITs) — 10.3%

Alexander & Baldwin, Inc.*	186	3,411

American Assets Trust, Inc.	221	8,878

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Equity Real Estate Investment Trusts (REITs) — continued

Ashford Hospitality Trust, Inc.	831	3,325

Bluerock Residential Growth REIT, Inc.	5	48

Braemar Hotels & Resorts, Inc.	274	2,448

CBL & Associates Properties, Inc. (b)	336	645

Cedar Realty Trust, Inc.	255	801

City Office, Inc.	45	458

CorEnergy Infrastructure Trust, Inc. (b)	72	2,374

CoreSite Realty Corp.	77	6,725

DiamondRock Hospitality Co.	1,018	9,245

Franklin Street Properties Corp.	308	1,919

GEO Group, Inc. (The)	878	17,287

Getty Realty Corp.	136	3,989

Gladstone Commercial Corp.	68	1,217

Hersha Hospitality Trust	111	1,950

Highwoods Properties, Inc.	28	1,072

Hospitality Properties Trust	148	3,532

Industrial Logistics Properties Trust	34	667

InfraREIT, Inc.*	331	6,962

Kite Realty Group Trust	113	1,591

LTC Properties, Inc.	40	1,646

Mack-Cali Realty Corp.	394	7,716

Pebblebrook Hotel Trust	650	18,413

Pennsylvania (b)	413	2,451

Piedmont Office Realty Trust, Inc., Class A	796	13,569

PotlatchDeltic Corp.	101	3,180

Preferred Apartment Communities, Inc., Class A	184	2,591

PS Business Parks, Inc.	40	5,214

RLJ Lodging Trust	79	1,292

Saul Centers, Inc.	11	519

Select Income	68	497

STAG Industrial, Inc.	65	1,622

Sunstone Hotel Investors, Inc.	467	6,079

Urstadt Biddle Properties, Inc., Class A	72	1,388

Washington (b)	9	195

Washington Prime Group, Inc. (b)	608	2,953

Xenia Hotels & Resorts, Inc.	184	3,163

		151,032

Food & Staples Retailing — 0.2%

BJ’s Wholesale Club Holdings, Inc.*	58	1,294

Rite Aid Corp.* (b)	3,022	2,140

		3,434

Food Products — 0.7%

Darling Ingredients, Inc.*	509	9,785

Dean Foods Co.	55	208

		9,993

INVESTMENTS	SHARES (000)	VALUE ($000)

Gas Utilities — 2.0%

Northwest Natural Holding Co.	208	12,564

Southwest Gas Holdings, Inc. (b)	140	10,702

Spire, Inc.	84	6,245

		29,511

Health Care Equipment & Supplies — 0.2%

AngioDynamics, Inc.*	138	2,780

FONAR Corp.*	37	749

		3,529

Health Care Providers & Services — 2.3%

American Renal Associates Holdings, Inc.*	313	3,609

Brookdale Senior Living, Inc.* (b)	312	2,091

Community Health Systems, Inc.* (b)	897	2,528

Cross Country Healthcare, Inc.*	215	1,574

Magellan Health, Inc.*	51	2,873

Owens & Minor, Inc. (b)	573	3,625

Patterson Cos., Inc. (b)	421	8,279

Triple-S Management Corp., Class B (Puerto Rico)*	545	9,477

		34,056

Health Care Technology — 0.3%

Allscripts Healthcare Solutions, Inc.* (b)	395	3,807

NantHealth, Inc.* (b)	234	127

		3,934

Hotels, Restaurants & Leisure — 1.5%

Brinker International, Inc. (b)	338	14,878

Penn National Gaming, Inc.*	358	6,740

Speedway Motorsports, Inc.	38	617

		22,235

Household Durables — 2.2%

Hamilton Beach Brands Holding Co., Class A	54	1,262

Helen of Troy Ltd.* (b)	26	3,411

Hovnanian Enterprises, Inc., Class A* (b)	2,386	1,632

KB Home	807	15,404

Sonos, Inc.* (b)	399	3,913

TRI Pointe Group, Inc.* (b)	576	6,290

		31,912

Independent Power and Renewable Electricity Producers — 1.3%

Atlantic Power Corp.*	1,922	4,171

Clearway Energy, Inc., Class A	381	6,438

Clearway Energy, Inc., Class C	497	8,573

		19,182

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	35

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Insurance — 4.6%

Ambac Financial Group, Inc.*	92	1,590

American Equity Investment Life Holding Co.	101	2,832

Argo Group International Holdings Ltd.	70	4,695

CNO Financial Group, Inc.	761	11,318

Global Indemnity Ltd. (Cayman Islands)	11	391

Hallmark Financial Services, Inc.*	68	728

HCI Group, Inc.	31	1,596

Heritage Insurance Holdings, Inc. (b)	559	8,230

Horace Mann Educators Corp.	70	2,610

MBIA, Inc.* (b)	1,102	9,829

Navigators Group, Inc. (The)	54	3,766

Primerica, Inc.	94	9,146

ProAssurance Corp. (b)	120	4,847

Third Point Reinsurance Ltd. (Bermuda)*	366	3,528

Universal Insurance Holdings, Inc.	52	1,987

		67,093

Interactive Media & Services — 0.2%

Liberty TripAdvisor Holdings, Inc., Class A*	225	3,574

Internet & Direct Marketing Retail — 0.7%

Liberty Expedia Holdings, Inc., Class A*	249	9,723

IT Services — 0.6%

Perficient, Inc.*	201	4,474

Perspecta, Inc.	153	2,635

Unisys Corp.* (b)	168	1,954

		9,063

Leisure Products — 0.1%

YETI Holdings, Inc.*	68	1,014

Machinery — 2.1%

AGCO Corp.	89	4,932

Briggs & Stratton Corp.	142	1,863

Douglas Dynamics, Inc.	228	8,165

EnPro Industries, Inc.	19	1,154

Graham Corp.	24	546

Harsco Corp.*	204	4,050

Hurco Cos., Inc.	42	1,503

LB Foster Co., Class A*	31	491

Wabash National Corp.	654	8,549

		31,253

Marine — 0.2%

Costamare, Inc. (Monaco)	587	2,577

INVESTMENTS	SHARES (000)	VALUE ($000)

Media — 1.3%

Gannett Co., Inc. (b)	1,025	8,741

Hemisphere Media Group, Inc.*	317	3,853

MSG Networks, Inc., Class A*	18	430

New Media Investment Group, Inc. (b)	253	2,929

Tribune Publishing Co.*	217	2,461

WideOpenWest, Inc.* (b)	134	958

		19,372

Metals & Mining — 1.5%

Kaiser Aluminum Corp.	40	3,536

SunCoke Energy, Inc.*	354	3,030

Warrior Met Coal, Inc.	312	7,520

Worthington Industries, Inc.	217	7,574

		21,660

Mortgage Real Estate Investment Trusts (REITs) — 2.2%

AG Mortgage Investment Trust, Inc.	87	1,392

ARMOUR Residential REIT, Inc.	110	2,249

Capstead Mortgage Corp. (b)	948	6,322

Cherry Hill Mortgage Investment Corp.	233	4,082

Dynex Capital, Inc.	365	2,085

Invesco Mortgage Capital, Inc.	558	8,081

Two Harbors Investment Corp. (b)	637	8,176

		32,387

Multiline Retail — 0.2%

Dillard’s, Inc., Class A (b)	54	3,245

Multi-Utilities — 1.2%

Avista Corp. (b)	231	9,804

NorthWestern Corp.	122	7,258

Unitil Corp.	20	1,013

		18,075

Oil, Gas & Consumable Fuels — 3.7%

Arch Coal, Inc., Class A (b)	132	10,938

CVR Energy, Inc.	54	1,845

Denbury Resources, Inc.* (b)	1,891	3,233

EP Energy Corp., Class A*	1,631	1,142

Gulfport Energy Corp.*	1,407	9,218

Midstates Petroleum Co., Inc.*	61	458

NACCO Industries, Inc., Class A	44	1,488

PDC Energy, Inc.*	52	1,536

Peabody Energy Corp.	221	6,724

Renewable Energy Group, Inc.* (b)	267	6,867

REX American Resources Corp.*	96	6,545

W&T Offshore, Inc.*	969	3,991

		53,985

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Paper & Forest Products — 1.1%

Boise Cascade Co.	69	1,637

Domtar Corp.	92	3,235

Louisiana-Pacific Corp.	17	371

Schweitzer-Mauduit International, Inc.	210	5,271

Verso Corp., Class A*	217	4,861

		15,375

Personal Products — 0.7%

Edgewell Personal Care Co.*	287	10,712

Pharmaceuticals — 1.2%

Endo International plc*	538	3,924

Intra-Cellular Therapies, Inc.* (b)	123	1,404

Mallinckrodt plc*	226	3,563

Medicines Co. (The)* (b)	197	3,771

Prestige Consumer Healthcare, Inc.*	151	4,660

		17,322

Professional Services — 3.4%

Acacia Research Corp.*	490	1,460

Barrett Business Services, Inc.	104	5,961

CRA International, Inc.	25	1,072

FTI Consulting, Inc.*	229	15,287

Huron Consulting Group, Inc.*	173	8,892

Navigant Consulting, Inc.	583	14,026

TrueBlue, Inc.* (b)	171	3,803

		50,501

Real Estate Management & Development — 0.0% (a)

Cushman & Wakefield plc*	13	188

Road & Rail — 0.9%

ArcBest Corp.	295	10,089

Covenant Transportation Group, Inc., Class A*	40	772

YRC Worldwide, Inc.*	727	2,290

		13,151

Semiconductors & Semiconductor Equipment — 3.9%

Amkor Technology, Inc.*	696	4,565

Cirrus Logic, Inc.*	429	14,224

Cohu, Inc.	25	395

NeoPhotonics Corp.*	154	998

Rambus, Inc.*	1,279	9,812

Synaptics, Inc.* (b)	238	8,868

Veeco Instruments, Inc.*	381	2,820

Xperi Corp. (b)	813	14,944

		56,626

INVESTMENTS	SHARES (000)	VALUE ($000)

Software — 2.7%

ACI Worldwide, Inc.*	234	6,477

Fair Isaac Corp.*	65	12,080

MicroStrategy, Inc., Class A*	97	12,392

Progress Software Corp.	118	4,196

Synchronoss Technologies, Inc.*	168	1,034

TiVo Corp.	412	3,879

		40,058

Specialty Retail — 3.0%

Abercrombie & Fitch Co., Class A (b)	826	16,563

Cato Corp. (The), Class A	138	1,965

Chico’s FAS, Inc. (b)	175	981

Conn’s, Inc.* (b)	99	1,861

Express, Inc.* (b)	513	2,621

Hibbett Sports, Inc.*	278	3,968

Murphy USA, Inc.*	111	8,530

Office Depot, Inc.	1,063	2,743

Sally Beauty Holdings, Inc.*	240	4,099

Signet Jewelers Ltd. (b)	43	1,350

		44,681

Textiles, Apparel & Luxury Goods — 0.8%

Deckers Outdoor Corp.*	63	8,099

Movado Group, Inc.	112	3,551

		11,650

Thrifts & Mortgage Finance — 3.5%

BankFinancial Corp.	125	1,863

Beneficial Bancorp, Inc.	1,064	15,202

First Defiance Financial Corp.	64	1,564

Meridian Bancorp, Inc.	289	4,138

Northfield Bancorp, Inc.	580	7,859

Oritani Financial Corp.	26	378

Radian Group, Inc.	103	1,687

Territorial Bancorp, Inc.	15	382

United Community Financial Corp.	40	350

United Financial Bancorp, Inc.	90	1,324

Washington Federal, Inc.	555	14,821

Waterstone Financial, Inc.	82	1,379

WSFS Financial Corp.	18	694

		51,641

Tobacco — 0.1%

Vector Group Ltd. (b)	193	1,880

Trading Companies & Distributors — 1.5%

BMC Stock Holdings, Inc.*	55	847

DXP Enterprises, Inc.*	127	3,530

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	37

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Trading Companies & Distributors — continued

MRC Global, Inc.*	451	5,510

Nexeo Solutions, Inc.* (b)	103	885

NOW, Inc.*	345	4,010

Titan Machinery, Inc.*	348	4,580

Veritiv Corp.*	84	2,095

		21,457

Water Utilities — 0.5%

American States Water Co.	115	7,716

Total Common Stocks (Cost $1,387,902)		1,415,279

	NO. OF WARRANTS (000)
Warrants — 0.0%

Consumer Finance — 0.0%
Emergent Capital, Inc. expiring 10/1/2019, price 10.75* (Cost $—)	3	—

Short-Term Investments — 3.0%

Investment Companies — 3.0%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (c) (d) (Cost $44,230)	44,230	44,230

INVESTMENTS	SHARES (000)	VALUE ($000)

Investment of Cash Collateral from Securities Loaned — 6.6%
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.60% (c) (d)	86,009	86,000

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (c) (d)	10,998	10,998

Total Investment of Cash Collateral from Securities Loaned (Cost $96,998)		96,998

Total Investments — 105.9% (Cost $1,529,130)		1,556,507
Liabilities in Excess of Other Assets — (5.9%)		(86,106)

NET ASSETS — 100.0%		1,470,401

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust
(a)	Amount rounds to less than 0.1% of net assets.
(b)	The security or a portion of this security is on loan at December 31, 2018. The total value of securities on loan at December 31, 2018 is approximately $92,921,000.
(c)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of December 31, 2018.
*	Non-income producing security.

Futures contracts outstanding as of December 31, 2018 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

Russell 2000 E-Mini Index	558	03/2019	USD	37,654	(761)

					(761)

Abbreviations
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.8%

Aerospace & Defense — 0.4%

Curtiss-Wright Corp.	34	3,513

Moog, Inc., Class A	29	2,262

		5,775

Air Freight & Logistics — 0.0% (a)

Echo Global Logistics, Inc.*	15	313

Auto Components — 0.9%

Stoneridge, Inc.*	307	7,575

Tenneco, Inc., Class A	178	4,867

		12,442

Banks — 8.3%

1st Source Corp.	49	1,996

BancFirst Corp.	151	7,525

BancorpSouth Bank	203	5,296

Banner Corp.	325	17,360

Cadence BanCorp	13	221

Cathay General Bancorp	79	2,656

Central Pacific Financial Corp.	246	5,983

Central Valley Community Bancorp	18	347

Citizens & Northern Corp.	20	536

City Holding Co.	51	3,413

CVB Financial Corp.	327	6,619

East West Bancorp, Inc.	3	128

Enterprise Financial Services Corp.	47	1,754

FCB Financial Holdings, Inc., Class A*	243	8,170

First Commonwealth Financial Corp.	331	3,998

First Community Bancshares, Inc.	22	696

First Hawaiian, Inc.	72	1,625

First Interstate BancSystem, Inc., Class A	50	1,839

Flushing Financial Corp.	67	1,445

Great Western Bancorp, Inc.	25	766

Guaranty Bancorp	33	691

Hope Bancorp, Inc.	162	1,918

Independent Bank Corp.	94	1,980

Independent Bank Corp.	10	731

Investors Bancorp, Inc.	222	2,312

National Bank Holdings Corp., Class A	18	570

OFG Bancorp (Puerto Rico)	29	479

PacWest Bancorp	54	1,797

People’s United Financial, Inc.	110	1,593

Simmons First National Corp., Class A	94	2,269

TCF Financial Corp.	204	3,968

Trustmark Corp. (b)	70	1,982

UMB Financial Corp.	49	2,988

INVESTMENTS	SHARES (000)	VALUE ($000)

Banks — continued

Union Bankshares Corp.	40	1,118

Webster Financial Corp.	47	2,336

West Bancorp, Inc.	32	618

Westamerica Bancorp (b)	190	10,590

		110,313

Biotechnology — 7.1%

ACADIA Pharmaceuticals, Inc.* (b)	267	4,319

Achillion Pharmaceuticals, Inc.*	824	1,311

Aimmune Therapeutics, Inc.*	110	2,636

Alder Biopharmaceuticals, Inc.* (b)	211	2,159

AMAG Pharmaceuticals, Inc.* (b)	156	2,364

Amicus Therapeutics, Inc.* (b)	337	3,231

Aptinyx, Inc.* (b)	134	2,213

Arena Pharmaceuticals, Inc.*	103	4,002

Athenex, Inc.* (b)	269	3,414

Biohaven Pharmaceutical Holding Co. Ltd.*	126	4,648

Bluebird Bio, Inc.* (b)	17	1,716

Clovis Oncology, Inc.* (b)	127	2,277

CytomX Therapeutics, Inc.*	115	1,742

Eagle Pharmaceuticals, Inc.*	27	1,104

Flexion Therapeutics, Inc.* (b)	119	1,344

Forty Seven, Inc.* (b)	121	1,905

Global Blood Therapeutics, Inc.* (b)	120	4,926

Gritstone Oncology, Inc.* (b)	50	779

Homology Medicines, Inc.* (b)	138	3,081

La Jolla Pharmaceutical Co.* (b)	110	1,033

Mersana Therapeutics, Inc.*	129	528

Myriad Genetics, Inc.*	138	3,997

Natera, Inc.*	133	1,859

NewLink Genetics Corp.*	401	609

Novavax, Inc.* (b)	1,679	3,089

Principia Biopharma, Inc.*	124	3,383

Puma Biotechnology, Inc.* (b)	80	1,618

REGENXBIO, Inc.*	71	2,978

Sangamo Therapeutics, Inc.*	66	761

Sarepta Therapeutics, Inc.* (b)	30	3,241

Selecta Biosciences, Inc.*	244	648

Seres Therapeutics, Inc.* (b)	343	1,549

Solid Biosciences, Inc.* (b)	108	2,881

Spark Therapeutics, Inc.* (b)	54	2,106

Sutro Biopharma, Inc.*	40	363

Synlogic, Inc.* (b)	220	1,540

TG Therapeutics, Inc.* (b)	238	976

Twist Bioscience Corp.* (b)	72	1,658

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	39

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Biotechnology — continued

Vanda Pharmaceuticals, Inc.* (b)	171	4,479

Voyager Therapeutics, Inc.*	182	1,713

Xencor, Inc.*	130	4,708

Y-mAbs Therapeutics, Inc.* (b)	12	244

		95,132

Building Products — 1.2%

Continental Building Products, Inc.*	365	9,292

CSW Industrials, Inc.*	42	2,045

Masonite International Corp.*	93	4,183

		15,520

Capital Markets — 0.9%

BrightSphere Investment Group plc	52	553

Donnelley Financial Solutions, Inc.*	110	1,539

Evercore, Inc., Class A	16	1,131

Houlihan Lokey, Inc.	133	4,887

Stifel Financial Corp.	64	2,645

Virtus Investment Partners, Inc.	17	1,311

		12,066

Chemicals — 1.6%

FutureFuel Corp.	180	2,861

Minerals Technologies, Inc.	85	4,364

OMNOVA Solutions, Inc.*	285	2,088

PolyOne Corp.	38	1,098

Sensient Technologies Corp. (b)	30	1,681

Trinseo SA	214	9,783

		21,875

Commercial Services & Supplies — 1.6%

ACCO Brands Corp.	1,060	7,188

Deluxe Corp.	98	3,763

Ennis, Inc.	277	5,330

Essendant, Inc.	60	751

HNI Corp.	28	999

Interface, Inc.	60	854

VSE Corp.	84	2,506

		21,391

Communications Equipment — 1.1%

Infinera Corp.*	393	1,568

InterDigital, Inc.	19	1,256

NetScout Systems, Inc.*	507	11,971

		14,795

INVESTMENTS	SHARES (000)	VALUE ($000)

Construction & Engineering — 1.9%

EMCOR Group, Inc.	294	17,531

MasTec, Inc.* (b)	105	4,251

MYR Group, Inc.*	98	2,755

Sterling Construction Co., Inc.*	16	174

Tutor Perini Corp.*	15	235

		24,946

Consumer Finance — 0.6%

Credit Acceptance Corp.*	9	3,321

Green Dot Corp., Class A*	42	3,348

Nelnet, Inc., Class A	12	649

		7,318

Containers & Packaging — 0.2%

Graphic Packaging Holding Co.	175	1,857

Myers Industries, Inc.	29	435

		2,292

Distributors — 0.0% (a)

Weyco Group, Inc.	11	312

Diversified Consumer Services — 0.8%

Houghton Mifflin Harcourt Co.*	779	6,899

K12, Inc.*	153	3,801

		10,700

Diversified Telecommunication Services — 0.6%

Frontier Communications Corp. (b)	1,230	2,926

Vonage Holdings Corp.*	414	3,618

Windstream Holdings, Inc.* (b)	568	1,188

		7,732

Electric Utilities — 1.3%

El Paso Electric Co.	96	4,792

PNM Resources, Inc.	71	2,901

Portland General Electric Co.	166	7,630

Spark Energy, Inc., Class A (b)	249	1,852

		17,175

Electrical Equipment — 1.1%

Bloom Energy Corp., Class A* (b)	11	111

Generac Holdings, Inc.*	257	12,763

Powell Industries, Inc.	83	2,086

		14,960

Electronic Equipment, Instruments & Components — 2.7%

Bel Fuse, Inc., Class B	20	367

Benchmark Electronics, Inc. (b)	287	6,070

ePlus, Inc.*	78	5,537

OSI Systems, Inc.*	101	7,418

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Electronic Equipment, Instruments & Components — continued

Tech Data Corp.*	147	12,034

Vishay Intertechnology, Inc.	222	3,991

		35,417

Energy Equipment & Services — 0.7%

Archrock, Inc.	259	1,939

Dawson Geophysical Co.*	11	36

FTS International, Inc.*	125	891

Matrix Service Co.*	36	653

Natural Gas Services Group, Inc.*	49	802

Nine Energy Service, Inc.*	18	404

SEACOR Holdings, Inc.*	40	1,491

Unit Corp.*	113	1,609

US Silica Holdings, Inc. (b)	129	1,313

		9,138

Entertainment — 0.1%

Eros International plc (India)* (b)	224	1,859

Equity Real Estate Investment Trusts (REITs) — 6.3%

Alexander & Baldwin, Inc.*	41	753

American Assets Trust, Inc.	88	3,515

Ashford Hospitality Trust, Inc.	587	2,346

CBL & Associates Properties, Inc. (b)	95	182

City Office, Inc.	26	264

CorEnergy Infrastructure Trust, Inc. (b)	50	1,659

CoreSite Realty Corp.	126	11,026

CubeSmart	63	1,808

DiamondRock Hospitality Co.	536	4,865

EastGroup Properties, Inc.	41	3,761

Equity LifeStyle Properties, Inc.	24	2,331

First Industrial Realty Trust, Inc.	47	1,351

Franklin Street Properties Corp.	81	502

GEO Group, Inc. (The)	417	8,219

Gladstone Commercial Corp.	18	328

Hersha Hospitality Trust	152	2,671

Highwoods Properties, Inc.	35	1,354

Hospitality Properties Trust	96	2,283

InfraREIT, Inc.*	9	185

LTC Properties, Inc.	42	1,769

Mack-Cali Realty Corp.	84	1,653

National Retail Properties, Inc. (b)	12	572

Pebblebrook Hotel Trust	470	13,300

Pennsylvania	49	292

Piedmont Office Realty Trust, Inc., Class A	304	5,182

PotlatchDeltic Corp.	38	1,214

INVESTMENTS	SHARES (000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — continued

PS Business Parks, Inc.	24	3,105

RLJ Lodging Trust	53	866

RPT Realty	173	2,063

Saul Centers, Inc.	46	2,167

Taubman Centers, Inc.	31	1,410

Xenia Hotels & Resorts, Inc.	40	679

		83,675

Food & Staples Retailing — 0.1%

BJ’s Wholesale Club Holdings, Inc.*	83	1,846

Food Products — 1.3%

Darling Ingredients, Inc.*	725	13,953

Dean Foods Co.	241	918

Post Holdings, Inc.*	23	2,050

Seneca Foods Corp., Class A*	19	528

		17,449

Gas Utilities — 0.4%

Northwest Natural Holding Co.	24	1,451

Southwest Gas Holdings, Inc. (b)	48	3,649

		5,100

Health Care Equipment & Supplies — 2.8%

AngioDynamics, Inc.*	280	5,639

Axonics Modulation Technologies, Inc.*	12	181

Integer Holdings Corp.*	229	17,464

Lantheus Holdings, Inc.*	74	1,161

Meridian Bioscience, Inc. (b)	206	3,575

NuVasive, Inc.*	95	4,703

Orthofix Medical, Inc.*	45	2,383

SI-BONE, Inc.*	16	336

Utah Medical Products, Inc.	18	1,487

		36,929

Health Care Providers & Services — 3.8%

Amedisys, Inc.*	43	5,083

Civitas Solutions, Inc.*	324	5,673

Community Health Systems, Inc.* (b)	290	818

Cross Country Healthcare, Inc.*	374	2,744

Guardant Health, Inc.*	18	669

Molina Healthcare, Inc.*	53	6,195

Owens & Minor, Inc.	297	1,877

Patterson Cos., Inc. (b)	132	2,589

Quorum Health Corp.* (b)	581	1,680

RadNet, Inc.*	126	1,279

Surgery Partners, Inc.* (b)	132	1,291

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	41

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Health Care Providers & Services — continued

Tenet Healthcare Corp.* (b)	447	7,662

Tivity Health, Inc.*	295	7,324

Triple-S Management Corp., Class B (Puerto Rico)*	323	5,611

		50,495

Health Care Technology — 0.3%

Allscripts Healthcare Solutions, Inc.* (b)	464	4,476

Hotels, Restaurants & Leisure — 2.6%

Bloomin’ Brands, Inc.	492	8,804

Brinker International, Inc. (b)	405	17,829

Penn National Gaming, Inc.*	366	6,886

Speedway Motorsports, Inc.	78	1,269

		34,788

Household Durables — 2.5%

Hamilton Beach Brands Holding Co., Class A	71	1,673

Hovnanian Enterprises, Inc., Class A* (b)	1,834	1,254

KB Home	837	15,977

Sonos, Inc.* (b)	216	2,124

Taylor Morrison Home Corp., Class A*	705	11,213

TRI Pointe Group, Inc.*	114	1,250

		33,491

Independent Power and Renewable Electricity Producers — 0.6%

Atlantic Power Corp.*	1,668	3,619

Clearway Energy, Inc., Class A	88	1,491

Clearway Energy, Inc., Class C	192	3,314

		8,424

Insurance — 2.6%

Ambac Financial Group, Inc.*	15	252

American Equity Investment Life Holding Co.	9	241

CNO Financial Group, Inc.	280	4,166

First American Financial Corp.	32	1,424

Global Indemnity Ltd. (Cayman Islands)	19	678

Kemper Corp.	29	1,912

Kinsale Capital Group, Inc.	77	4,284

MBIA, Inc.* (b)	479	4,274

Navigators Group, Inc. (The)	49	3,426

Primerica, Inc.	81	7,924

ProAssurance Corp. (b)	59	2,397

Third Point Reinsurance Ltd. (Bermuda)*	100	967

Universal Insurance Holdings, Inc.	57	2,146

		34,091

Interactive Media & Services — 0.8%

Care.com, Inc.*	96	1,858

Liberty TripAdvisor Holdings, Inc., Class A*	237	3,764

INVESTMENTS	SHARES (000)	VALUE ($000)

Interactive Media & Services — continued

Yelp, Inc.*	158	5,518

		11,140

Internet & Direct Marketing Retail — 1.3%

Liberty Expedia Holdings, Inc., Class A*	240	9,367

Overstock.com, Inc.* (b)	343	4,658

Shutterfly, Inc.*	72	2,910

		16,935

IT Services — 2.0%

Brightcove, Inc.*	339	2,384

CACI International, Inc., Class A*	18	2,564

Endurance International Group Holdings, Inc.*	209	1,390

Euronet Worldwide, Inc.* (b)	24	2,457

NIC, Inc.	215	2,686

Perficient, Inc.*	311	6,932

Science Applications International Corp.	108	6,867

Switch, Inc., Class A (b)	45	311

Unisys Corp.* (b)	36	420

		26,011

Leisure Products — 0.1%

YETI Holdings, Inc.* (b)	60	892

Life Sciences Tools & Services — 0.5%

Luminex Corp. (b)	77	1,770

Medpace Holdings, Inc.*	90	4,785

		6,555

Machinery — 3.2%

Actuant Corp., Class A	197	4,127

Briggs & Stratton Corp.	189	2,467

Douglas Dynamics, Inc.	230	8,237

FreightCar America, Inc.*	35	236

Graham Corp.	33	763

Harsco Corp.*	141	2,796

Hillenbrand, Inc.	182	6,918

Kadant, Inc.	66	5,376

LB Foster Co., Class A*	22	344

Meritor, Inc.*	163	2,758

Wabash National Corp.	705	9,225

		43,247

Media — 1.6%

Entravision Communications Corp., Class A	223	649

Gannett Co., Inc. (b)	810	6,905

Hemisphere Media Group, Inc.*	215	2,610

MSG Networks, Inc., Class A*	40	935

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Media — continued

New Media Investment Group, Inc. (b)	118	1,363

Sinclair Broadcast Group, Inc., Class A (b)	199	5,247

Tribune Publishing Co.*	173	1,965

WideOpenWest, Inc.*	161	1,150

		20,824

Metals & Mining — 1.3%

Kaiser Aluminum Corp.	52	4,628

SunCoke Energy, Inc.*	43	367

Warrior Met Coal, Inc.	259	6,237

Worthington Industries, Inc.	160	5,561

		16,793

Mortgage Real Estate Investment Trusts (REITs) — 1.1%

Capstead Mortgage Corp.	491	3,272

Cherry Hill Mortgage Investment Corp.	102	1,782

Dynex Capital, Inc.	40	226

Invesco Mortgage Capital, Inc.	180	2,606

Two Harbors Investment Corp.	482	6,194

		14,080

Multiline Retail — 0.2%

Dillard’s, Inc., Class A (b)	51	3,076

Oil, Gas & Consumable Fuels — 2.9%

Adams Resources & Energy, Inc.	14	522

Arch Coal, Inc., Class A (b)	54	4,448

CVR Energy, Inc.	37	1,283

Denbury Resources, Inc.*	972	1,662

Dorian LPG Ltd.*	6	33

EP Energy Corp., Class A*	644	451

Gulfport Energy Corp.*	925	6,057

NACCO Industries, Inc., Class A	52	1,753

PDC Energy, Inc.*	36	1,083

Peabody Energy Corp.	121	3,676

Renewable Energy Group, Inc.* (b)	239	6,136

REX American Resources Corp.*	103	7,002

W&T Offshore, Inc.* (b)	1,204	4,959

		39,065

Paper & Forest Products — 0.2%

Domtar Corp.	38	1,318

Verso Corp., Class A*	74	1,664

		2,982

Personal Products — 0.6%

Edgewell Personal Care Co.*	44	1,625

Herbalife Nutrition Ltd.*	33	1,951

Medifast, Inc.	12	1,550

INVESTMENTS	SHARES (000)	VALUE ($000)

Personal Products — continued

USANA Health Sciences, Inc.*	19	2,237

		7,363

Pharmaceuticals — 2.2%

Arvinas, Inc.*	4	52

Cymabay Therapeutics, Inc.* (b)	264	2,077

Endo International plc*	551	4,020

Horizon Pharma plc*	267	5,225

Lannett Co., Inc.* (b)	109	540

Mallinckrodt plc*	100	1,586

Menlo Therapeutics, Inc.*	93	381

MyoKardia, Inc.*	81	3,963

Paratek Pharmaceuticals, Inc.* (b)	270	1,383

Prestige Consumer Healthcare, Inc.*	177	5,450

Reata Pharmaceuticals, Inc., Class A* (b)	71	3,961

resTORbio, Inc.* (b)	68	586

		29,224

Professional Services — 3.0%

Acacia Research Corp.*	353	1,052

Barrett Business Services, Inc.	161	9,196

Huron Consulting Group, Inc.*	196	10,072

Navigant Consulting, Inc.	396	9,529

TrueBlue, Inc.*	149	3,322

Upwork, Inc.* (b)	113	2,048

WageWorks, Inc.*	184	5,000

		40,219

Real Estate Management & Development — 0.0% (a)

Cushman & Wakefield plc* (b)	9	136

Road & Rail — 0.7%

ArcBest Corp.	207	7,085

Covenant Transportation Group, Inc., Class A*	28	532

Schneider National, Inc., Class B	48	892

YRC Worldwide, Inc.*	171	538

		9,047

Semiconductors & Semiconductor Equipment — 3.8%

Advanced Energy Industries, Inc.*	24	1,017

Amkor Technology, Inc.*	636	4,169

Cirrus Logic, Inc.*	228	7,575

Cohu, Inc.	192	3,084

Entegris, Inc.	131	3,665

NeoPhotonics Corp.*	133	862

Rambus, Inc.*	1,622	12,444

Synaptics, Inc.* (b)	172	6,386

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	43

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Semiconductors & Semiconductor Equipment — continued

Xperi Corp.	586	10,782

		49,984

Software — 6.4%

ACI Worldwide, Inc.*	408	11,281

Anaplan, Inc.*	130	3,440

Aspen Technology, Inc.*	181	14,875

Box, Inc., Class A* (b)	71	1,190

Cloudera, Inc.* (b)	161	1,781

CommVault Systems, Inc.*	28	1,660

Domo, Inc., Class B* (b)	195	3,834

Elastic NV* (b)	79	5,647

Fair Isaac Corp.*	77	14,399

Manhattan Associates, Inc.*	40	1,707

MicroStrategy, Inc., Class A*	16	2,095

Progress Software Corp.	326	11,562

Proofpoint, Inc.*	36	3,009

SPS Commerce, Inc.*	43	3,534

Synchronoss Technologies, Inc.*	256	1,572

Telenav, Inc.*	76	307

TiVo Corp.	159	1,495

Zix Corp.*	369	2,117

		85,505

Specialty Retail — 3.8%

Abercrombie & Fitch Co., Class A (b)	678	13,598

American Eagle Outfitters, Inc.	305	5,892

Asbury Automotive Group, Inc.*	76	5,053

Conn’s, Inc.* (b)	43	816

Murphy USA, Inc.*	60	4,629

RH* (b)	113	13,540

Signet Jewelers Ltd.	12	394

Sleep Number Corp.*	200	6,346

		50,268

Technology Hardware, Storage & Peripherals — 0.1%

Electronics For Imaging, Inc.* (b)	30	741

Textiles, Apparel & Luxury Goods — 1.7%

Crocs, Inc.*	239	6,212

Deckers Outdoor Corp.* (b)	96	12,296

Wolverine World Wide, Inc.	145	4,624

		23,132

INVESTMENTS	SHARES (000)		VALUE ($000)

Thrifts & Mortgage Finance — 2.8%

BankFinancial Corp.	80		1,197

Beneficial Bancorp, Inc.	603		8,618

Capitol Federal Financial, Inc.	18		227

First Defiance Financial Corp.	36		882

Meridian Bancorp, Inc.	485		6,947

MGIC Investment Corp.*	208		2,173

NMI Holdings, Inc., Class A*	97		1,724

Northfield Bancorp, Inc.	492		6,663

Radian Group, Inc.	54		887

Washington Federal, Inc.	320		8,539

			37,857

Trading Companies & Distributors — 1.3%

Applied Industrial Technologies, Inc.	42		2,277

DXP Enterprises, Inc.*	123		3,435

MRC Global, Inc.*	412		5,039

NOW, Inc.*	226		2,632

Titan Machinery, Inc.*	297		3,899

Veritiv Corp.*	25		619

			17,901

Water Utilities — 0.8%

American States Water Co.	156		10,425

Total Common Stocks (Cost $1,311,349)			1,315,637

	NO. OF WARRANTS (000)
Warrants — 0.0%

Consumer Finance — 0.0%
Emergent Capital, Inc. expiring 10/1/2019, price 10.75* (Cost $ — )	—	(c)	—

	SHARES (000)
Short-Term Investments — 1.9%

Investment Companies — 1.9%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (d) (e) (Cost $25,354)	25,354		25,354

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)

Investment of Cash Collateral from Securities Loaned — 8.2%
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.60% (d) (e)	92,009	92,000

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (d) (e)	17,798	17,798

Total Investment of Cash Collateral from Securities Loaned (Cost $109,798)		109,798

Total Investments — 108.9% (Cost $1,446,501)		1,450,789
Liabilities in Excess of Other Assets — (8.9%)		(118,704)

NET ASSETS — 100.0%		1,332,085

Percentages indicated are based on net assets.

(a)	Amount rounds to less than 0.1% of net assets.
(b)	The security or a portion of this security is on loan at December 31, 2018. The total value of securities on loan at December 31, 2018 is approximately $107,364,000.
(c)	Amount rounds to less than one thousand.
(d)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of December 31, 2018.
*	Non-income producing security.

Futures contracts outstanding as of December 31, 2018 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

Russell 2000 E-Mini Index	282	03/2019	USD	19,029	747

					747

Abbreviations
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	45

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2018 (Unaudited)

(Amounts in thousands, except per share amounts)

	JPMorgan Small Cap Blend Fund		JPMorgan Small Cap Core Fund		JPMorgan Small Cap Equity Fund
ASSETS:
Investments in non-affiliates, at value	$207,677		$275,885		$5,422,928
Investments in affiliates, at value	5,375		12,615		152,021
Investment of cash collateral received from securities loaned, at value (Note 2.C.)	25,185		18,684		157,951
Cash	—	(a)	14		1,329
Deposits at broker for futures contracts	—		628		—
Receivables:
Investment securities sold	—		1,240		30,388
Fund shares sold	3,564		254		8,154
Dividends from non-affiliates	166		376		7,572
Dividends from affiliates	9		18		411
Securities lending income (Note 2.C.)	6		10		34
Variation margin on futures contracts	—		87		—

Total Assets	241,982		309,811		5,780,788

LIABILITIES:
Payables:
Investment securities purchased	1,723		2,084		2,770
Collateral received on securities loaned (Note 2.C.)	25,185		18,684		157,951
Fund shares redeemed	1,893		1,709		41,243
Accrued liabilities:
Investment advisory fees	100		148		3,193
Administration fees	3		12		391
Distribution fees	40		2		255
Service fees	44		14		795
Custodian and accounting fees	4		11		40
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	—
Other	19		111		604

Total Liabilities	29,011		22,775		207,242

Net Assets	$212,971		$287,036		$5,573,546

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

	JPMorgan Small Cap Blend Fund	JPMorgan Small Cap Core Fund	JPMorgan Small Cap Equity Fund
NET ASSETS:
Paid-in-Capital	$208,928	$283,326	$4,630,820
Total distributable earnings (loss) (a)	4,043	3,710	942,726

Total Net Assets	$212,971	$287,036	$5,573,546

Net Assets:
Class A	$80,951	$4,381	$780,128
Class C	35,706	1,975	106,059
Class I	96,297	15,288	2,405,067
Class R2	—	92	9,427
Class R3	—	200	1,966
Class R4	—	1,406	496
Class R5	—	189,100	1,067,138
Class R6	17	74,594	1,203,265

Total	$212,971	$287,036	$5,573,546

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	4,928	102	18,649
Class C	3,326	46	3,492
Class I	4,888	354	49,378
Class R2	—	2	230
Class R3	—	5	47
Class R4	—	33	10
Class R5	—	4,366	21,867
Class R6	1	1,725	24,669

Net Asset Value (b):
Class A — Redemption price per share	$16.43	$43.03	$41.83
Class C — Offering price per share (c)	10.74	42.52	30.37
Class I — Offering and redemption price per share	19.70	43.21	48.71
Class R2 — Offering and redemption price per share	—	43.11	40.99
Class R3 — Offering and redemption price per share	—	43.21	41.57
Class R4 — Offering and redemption price per share	—	43.24	48.64
Class R5 — Offering and redemption price per share	—	43.31	48.80
Class R6 — Offering and redemption price per share	19.73	43.24	48.78
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$17.34	$45.41	$44.15

Cost of investments in non-affiliates	$194,230	$272,620	$4,468,905
Cost of investments in affiliates	5,375	12,615	152,021
Investment securities on loan, at value	24,891	18,427	137,012
Cost of investment of cash collateral	25,185	18,684	157,951

(a)

Total distributable earnings have been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	47

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Small Cap Growth Fund	JPMorgan Small Cap Value Fund		JPMorgan U.S. Small Company Fund
ASSETS:
Investments in non-affiliates, at value	$2,043,089	$1,415,279		$1,315,637
Investments in affiliates, at value	19,836	44,230		25,354
Investment of cash collateral received from Securities loaned (Note 2.C.)	146,444	96,998		109,798
Cash	—	29		37
Deposits at broker for futures contracts	—	3,542		1,980
Receivables:
Due from custodian	—	798		1,902
Investment securities sold	—	17,765		13,650
Fund shares sold	7,534	20,145		6,519
Dividends from non-affiliates	822	3,010		1,353
Dividends from affiliates	35	98		41
Securities lending income (Note 2.C.)	50	38		50
Variation margin on futures contracts	—	154		76
Prepaid expenses	78	—		—

Total Assets	2,217,888	1,602,086		1,476,397

LIABILITIES:
Payables:
Investment securities purchased	—	18,202		19,905
Collateral received on securities loaned (Note 2.C.)	146,444	96,998		109,798
Fund shares redeemed	10,685	15,085		13,354
Accrued liabilities:
Investment advisory fees	1,143	824		722
Administration fees	131	95		98
Distribution fees	103	80		78
Service fees	156	128		160
Custodian and accounting fees	14	20		17
Trustees’ and Chief Compliance Officer’s fees	—	—	(a)	—
Other	66	253		180

Total Liabilities	158,742	131,685		144,312

Net Assets	$2,059,146	$1,470,401		$1,332,085

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

	JPMorgan Small Cap Growth Fund	JPMorgan Small Cap Value Fund	JPMorgan U.S. Small Company Fund
NET ASSETS:
Paid-in-Capital	$1,898,756	$1,440,427	$1,360,369
Total distributable earnings (loss) (a)	160,390	29,974	(28,284)

Total Net Assets	$2,059,146	$1,470,401	$1,332,085

Net Assets:
Class A	$280,661	$217,136	$146,042
Class C	43,450	19,104	30,721
Class I	192,982	263,397	285,849
Class L	404,852	—	396,282
Class R2	25,896	33,913	42,697
Class R3	749	12,643	19,334
Class R4	741	366	5,828
Class R5	28,549	86,760	9,721
Class R6	1,081,266	837,082	395,611

Total	$2,059,146	$1,470,401	$1,332,085

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	20,919	10,157	10,209
Class C	4,661	1,115	2,271
Class I	12,854	11,514	19,478
Class L	26,076	—	27,048
Class R2	2,009	1,605	3,055
Class R3	56	592	1,360
Class R4	55	16	399
Class R5	1,838	3,789	665
Class R6	68,858	36,504	26,991

Net Asset Value (b):
Class A — Redemption price per share	$13.42	$21.38	$14.31
Class C — Offering price per share (c)	9.32	17.12	13.53
Class I — Offering and redemption price per share	15.01	22.88	14.68
Class L — Offering and redemption price per share	15.53	—	14.65
Class R2 — Offering and redemption price per share	12.89	21.13	13.98
Class R3 — Offering and redemption price per share	13.42	21.34	14.22
Class R4 — Offering and redemption price per share	13.47	22.85	14.60
Class R5 — Offering and redemption price per share	15.53	22.90	14.62
Class R6 — Offering and redemption price per share	15.70	22.93	14.66
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$14.16	$22.56	$15.10

Cost of investments in non-affiliates	$1,859,781	$1,387,902	$1,311,349
Cost of investments in affiliates	19,836	44,230	25,354
Investment securities on loan, at value	145,272	92,921	107,364
Cost of investment of cash collateral	146,444	96,998	109,798

(a)

Total distributable earnings have been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	49

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

(Amounts in thousands)

	JPMorgan Small Cap Blend Fund	JPMorgan Small Cap Core Fund	JPMorgan Small Cap Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$5	$—
Interest income from affiliates	— (a)	— (a)	— (a)
Dividend income from non-affiliates	1,204	1,998	45,077
Dividend income from affiliates	58	113	2,891
Income from securities lending (net)	16	24	83

Total investment income	1,278	2,140	48,051

EXPENSES:
Investment advisory fees	776	1,047	22,126
Administration fees	97	131	2,761
Distribution fees:
Class A	112	6	1,300
Class C	150	9	511
Class R2	—	— (a)	29
Class R3	—	— (a)	3
Service fees:
Class A	112	6	1,300
Class C	50	3	170
Class I	137	20	3,644
Class R2	—	— (a)	14
Class R3	—	— (a)	3
Class R4	—	2	1
Class R5	—	110	635
Custodian and accounting fees	21	25	91
Professional fees	44	28	62
Trustees’ and Chief Compliance Officer’s fees	13	13	26
Printing and mailing costs	9	10	154
Registration and filing fees	37	77	179
Transfer agency fees (See Note 2.F.)	11	6	82
Other	7	8	48

Total expenses	1,576	1,501	33,139

Less fees waived	(137)	(206)	(916)
Less expense reimbursements	—	— (a)	(4)

Net expenses	1,439	1,295	32,219

Net investment income (loss)	(161)	845	15,832

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	3,742	13,299	202,199
Futures contracts	—	(2,127)	—

Net realized gain (loss)	3,742	11,172	202,199

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(45,496)	(75,789)	(1,153,583)
Futures contracts	—	(201)	—

Change in net unrealized appreciation/depreciation	(45,496)	(75,990)	(1,153,583)

Net realized/unrealized gains (losses)	(41,754)	(64,818)	(951,384)

Change in net assets resulting from operations	$(41,915)	$(63,973)	$(935,552)

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

	JPMorgan Small Cap Growth Fund	JPMorgan Small Cap Value Fund	JPMorgan U.S. Small Company Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$21	$20
Interest income from affiliates	— (a)	— (a)	— (a)
Dividend income from non-affiliates	5,123	16,131	9,844
Dividend income from affiliates	354	540	481
Non-cash dividend income from non-affiliates	—	967	—
Income from securities lending (net)	173	88	98

Total investment income	5,650	17,747	10,443

EXPENSES:
Investment advisory fees	7,768	5,926	5,108
Administration fees	969	739	690
Distribution fees:
Class A	432	365	242
Class C	190	92	155
Class R2	77	106	127
Class R3	1	17	25
Service fees:
Class A	432	365	242
Class C	63	31	52
Class I	330	402	495
Class L	242	—	266
Class R2	38	53	63
Class R3	1	17	25
Class R4	1	1	7
Class R5	16	64	5
Custodian and accounting fees	44	41	39
Professional fees	37	34	36
Trustees’ and Chief Compliance Officer’s fees	17	16	16
Printing and mailing costs	79	51	35
Registration and filing fees	100	77	111
Transfer agency fees (See Note 2.F.)	35	64	40
Other	21	20	17

Total expenses	10,893	8,481	7,796

Less fees waived	(266)	(265)	(56)
Less expense reimbursements	(6)	(11)	—

Net expenses	10,621	8,205	7,740

Net investment income (loss)	(4,971)	9,542	2,703

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	22,113	139,565	47,310
Futures contracts	—	(13,877)	(8,475)

Net realized gain (loss)	22,113	125,688	38,835

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(451,783)	(477,930)	(355,209)
Futures contracts	—	(520)	1,986

Change in net unrealized appreciation/depreciation	(451,783)	(478,450)	(353,223)

Net realized/unrealized gains (losses)	(429,670)	(352,762)	(314,388)

Change in net assets resulting from operations	$(434,641)	$(343,220)	$(311,685)

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	51

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Small Cap Blend Fund		JPMorgan Small Cap Core Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(161)	$(1,589)	$845	$1,237
Net realized gain (loss)	3,742	67,803	11,172	18,718
Change in net unrealized appreciation/depreciation	(45,496)	(5,489)	(75,990)	24,496

Change in net assets resulting from operations	(41,915)	60,725	(63,973)	44,451

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(22,374)	(8,120)	(352)	(252)
Class C	(12,520)	(5,253)	(172)	(108)
Class I	(24,328)	(8,033)	(1,269)	(1,875)
Class R2 (b)	—	—	(3)	(2)
Class R3 (b)	—	—	(2)	(2)
Class R4 (b)	—	—	(114)	(2)
Class R5	—	—	(16,043)	(15,677)
Class R6 (d)	(4)	—	(6,241)	(2,907)

Total distributions to shareholders	(59,226)	(21,406)	(24,196)	(20,825)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	95,355	9,046	61,385	79,449

NET ASSETS:
Change in net assets	(5,786)	48,365	(26,784)	103,075
Beginning of period	218,757	170,392	313,820	210,745

End of period	$212,971	$218,757	$287,036	$313,820

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

	JPMorgan Small Cap Blend Fund	JPMorgan Small Cap Core Fund
Class A
From net investment income	$—	$(1)
From net realized gains	(8,120)	(251)
Class C
From net realized gains	(5,253)	(108)
Class I
From net investment income	—	(74)
From net realized gains	(8,033)	(1,801)
Class R2 (b)
From net investment income	—	— (c)
From net realized gains	—	(2)
Class R3 (b)
From net investment income	—	— (c)
From net realized gains	—	(2)
Class R4 (b)
From net investment income	—	— (c)
From net realized gains	—	(2)
Class R5
From net investment income	—	(626)
From net realized gains	—	(15,051)
Class R6
From net investment income	—	(134)
From net realized gains	—	(2,773)

(b)	Commencement of offering of class of shares effective July 31, 2017 for JPMorgan Small Cap Core Fund.
(c)	Amount rounds to less than one thousand.
(d)	Commencement of offering of class of shares effective July 2, 2018 for JPMorgan Small Cap Blend Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

	JPMorgan Small Cap Equity Fund		JPMorgan Small Cap Growth Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$15,832	$30,506	$(4,971)	$(7,870)
Net realized gain (loss)	202,199	239,434	22,113	300,478
Change in net unrealized appreciation/depreciation	(1,153,583)	609,763	(451,783)	197,385

Change in net assets resulting from operations	(935,552)	879,703	(434,641)	489,993

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(61,854)	(62,632)	(37,004)	(17,975)
Class C	(11,312)	(10,709)	(8,359)	(2,339)
Class I	(172,497)	(134,911)	(25,203)	(11,269)
Class L	—	—	(48,328)	(23,301)
Class R2	(723)	(785)	(3,487)	(2,118)
Class R3 (b)	(155)	(139)	(93)	(2)
Class R4 (b)	(50)	(4)	(91)	(2)
Class R5	(79,273)	(66,108)	(3,229)	(152)
Class R6	(85,443)	(74,342)	(122,202)	(54,605)

Total distributions to shareholders	(411,307)	(349,630)	(247,996)	(111,763)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	92,166	9,723	551,871	495,754

NET ASSETS:
Change in net assets	(1,254,693)	539,796	(130,766)	873,984
Beginning of period	6,828,239	6,288,443	2,189,912	1,315,928

End of period	$5,573,546	$6,828,239	$2,059,146	$2,189,912

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

	JPMorgan Small Cap Equity Fund	JPMorgan Small Cap Growth Fund
Class A
From net investment income	$(2,285)	$—
From net realized gains	(60,347)	(17,975)
Class C
From net realized gains	(10,709)	(2,339)
Class I
From net investment income	(10,544)	—
From net realized gains	(124,367)	(11,269)
Class L
From net realized gains	—	(23,301)
Class R2
From net investment income	(5)	—
From net realized gains	(780)	(2,118)
Class R3 (b)
From net investment income	(15)	—
From net realized gains	(124)	(2)
Class R4 (b)
From net investment income	— (c)	—
From net realized gains	(4)	(2)
Class R5
From net investment income	(7,451)	—
From net realized gains	(58,657)	(152)
Class R6
From net investment income	(9,002)	—
From net realized gains	(65,340)	(54,605)

(b)	Commencement of offering of class of shares effective July 31, 2017 for JPMorgan Small Cap Growth Fund.
(c)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Small Cap Value Fund		JPMorgan U.S. Small Company Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$9,542	$20,141	$2,703	$5,467
Net realized gain (loss)	125,688	115,617	38,835	144,995
Change in net unrealized appreciation/depreciation	(478,450)	84,422	(353,223)	111,286

Change in net assets resulting from operations	(343,220)	220,180	(311,685)	261,748

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(32,649)	(26,130)	(17,753)	(13,966)
Class C	(3,540)	(2,152)	(3,937)	(3,080)
Class I	(36,659)	(23,178)	(34,817)	(25,766)
Class L	—	—	(50,872)	(44,432)
Class R2	(5,129)	(3,737)	(5,054)	(3,249)
Class R3	(1,857)	(786)	(2,105)	(872)
Class R4	(52)	(6)	(678)	(270)
Class R5	(14,851)	(8,334)	(1,146)	(18)
Class R6	(116,147)	(65,775)	(45,521)	(23,782)

Total distributions to shareholders	(210,884)	(130,098)	(161,883)	(115,435)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	96,223	(277,003)	26,807	(119,140)

NET ASSETS:
Change in net assets	(457,881)	(186,921)	(446,761)	27,173
Beginning of period	1,928,282	2,115,203	1,778,846	1,751,673

End of period	$1,470,401	$1,928,282	$1,332,085	$1,778,846

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

	JPMorgan Small Cap Value Fund	JPMorgan U.S. Small Company Fund
Class A
From net investment income	$(3,065)	$—
From net realized gains	(23,065)	(13,966)
Class C
From net investment income	(167)	—
From net realized gains	(1,985)	(3,080)
Class I
From net investment income	(3,303)	(744)
From net realized gains	(19,875)	(25,022)
Class L
From net investment income	—	(2,189)
From net realized gains	—	(42,243)
Class R2
From net investment income	(338)	—
From net realized gains	(3,399)	(3,249)
Class R3
From net investment income	(100)	(26)
From net realized gains	(686)	(846)
Class R4
From net investment income	(1)	(15)
From net realized gains	(5)	(255)
Class R5
From net investment income	(1,348)	(1)
From net realized gains	(6,986)	(17)
Class R6
From net investment income	(11,435)	(1,594)
From net realized gains	(54,340)	(22,188)

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

	JPMorgan Small Cap Blend Fund		JPMorgan Small Cap Core Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$28,630	$15,940	$1,660	$2,760
Distributions reinvested	17,078	5,772	351	252
Cost of shares redeemed	(12,449)	(17,025)	(867)	(922)

Change in net assets resulting from Class A capital transactions	$33,259	$4,687	$1,144	$2,090

Class C
Proceeds from shares issued	$19,851	$11,682	$1,195	$795
Distributions reinvested	1,178	349	172	108
Cost of shares redeemed	(6,555)	(14,448)	(531)	(223)

Change in net assets resulting from Class C capital transactions	$14,474	$(2,417)	$836	$680

Class I
Proceeds from shares issued	$66,345	$49,518	$11,281	$33,484
Distributions reinvested	24,212	7,882	1,268	1,875
Cost of shares redeemed	(42,959)	(50,624)	(8,078)	(23,067)

Change in net assets resulting from Class I capital transactions	$47,598	$6,776	$4,471	$12,292

Class R2 (a)
Proceeds from shares issued	$—	$—	$76	$20
Distributions reinvested	—	—	3	2
Cost of shares redeemed	—	—	— (b)	—

Change in net assets resulting from Class R2 capital transactions	$—	$—	$79	$22

Class R3 (a)
Proceeds from shares issued	$—	$—	$181	$20
Distributions reinvested	—	—	2	2
Cost of shares redeemed	—	—	(1)	—

Change in net assets resulting from Class R3 capital transactions	$—	$—	$182	$22

Class R4 (a)
Proceeds from shares issued	$—	$—	$401	$1,555
Distributions reinvested	—	—	114	2
Cost of shares redeemed	—	—	(220)	(107)

Change in net assets resulting from Class R4 capital transactions	$—	$—	$295	$1,450

Class R5
Proceeds from shares issued	$—	$—	$31,929	$51,871
Distributions reinvested	—	—	15,379	14,939
Cost of shares redeemed	—	—	(23,886)	(49,890)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$23,422	$16,920

Class R6 (c)
Proceeds from shares issued	$20	$—	$34,536	$46,416
Distributions reinvested	4	—	6,240	2,907
Cost of shares redeemed	— (b)	—	(9,820)	(3,350)

Change in net assets resulting from Class R6 capital transactions	$24	$—	$30,956	$45,973

Total change in net assets resulting from capital transactions	$95,355	$9,046	$61,385	$79,449

(a)	Commencement of offering of class of shares effective July 31, 2017 for JPMorgan Small Cap Core Fund.
(b)	Amount rounds to less than one thousand.
(c)	Commencement of offering of class of shares effective July 2, 2018 for JPMorgan Small Cap Blend Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Small Cap Blend Fund		JPMorgan Small Cap Core Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
SHARE TRANSACTIONS:
Class A
Issued	1,298	656	29	51
Reinvested	976	255	8	5
Redeemed	(557)	(705)	(16)	(17)

Change in Class A Shares	1,717	206	21	39

Class C
Issued	1,551	657	21	14
Reinvested	103	21	3	2
Redeemed	(363)	(787)	(10)	(4)

Change in Class C Shares	1,291	(109)	14	12

Class I
Issued	2,389	1,801	215	598
Reinvested	1,154	305	27	35
Redeemed	(1,692)	(1,787)	(159)	(429)

Change in Class I Shares	1,851	319	83	204

Class R2 (a)
Issued	—	—	2	—	(b)
Reinvested	—	—	— (b)	—	(b)
Redeemed	—	—	— (b)	—

Change in Class R2 Shares	—	—	2	—	(b)

Class R3 (a)
Issued	—	—	5	—	(b)
Reinvested	—	—	— (b)	—	(b)
Redeemed	—	—	— (b)	—

Change in Class R3 Shares	—	—	5	—	(b)

Class R4 (a)
Issued	—	—	8	29
Reinvested	—	—	2	—	(b)
Redeemed	—	—	(4)	(2)

Change in Class R4 Shares	—	—	6	27

Class R5
Issued	—	—	583	952
Reinvested	—	—	329	281
Redeemed	—	—	(432)	(904)

Change in Class R5 Shares	—	—	480	329

Class R6 (c)
Issued	1	—	634	840
Reinvested	— (b)	—	134	55
Redeemed	— (b)	—	(195)	(62)

Change in Class R6 Shares	1	—	573	833

(a)	Commencement of offering of class of shares effective July 31, 2017 for JPMorgan Small Cap Core Fund.
(b)	Amount rounds to less than one thousand.
(c)	Commencement of offering of class of shares effective July 2, 2018 for JPMorgan Small Cap Blend Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

	JPMorgan Small Cap Equity Fund		JPMorgan Small Cap Growth Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$109,965	$261,260	$94,455	$143,219
Distributions reinvested	57,371	58,136	34,925	16,796
Cost of shares redeemed	(285,425)	(442,597)	(88,668)	(73,782)

Change in net assets resulting from Class A capital transactions	$(118,089)	$(123,201)	$40,712	$86,233

Class C
Proceeds from shares issued	$3,337	$6,912	$20,329	$27,470
Distributions reinvested	11,037	10,428	8,141	2,267
Cost of shares redeemed	(21,462)	(54,198)	(9,684)	(12,373)

Change in net assets resulting from Class C capital transactions	$(7,088)	$(36,858)	$18,786	$17,364

Class I
Proceeds from shares issued	$434,908	$728,118	$139,008	$214,425
Distributions reinvested	161,114	127,579	22,035	10,622
Cost of shares redeemed	(478,051)	(923,843)	(167,304)	(107,938)

Change in net assets resulting from Class I capital transactions	$117,971	$(68,146)	$(6,261)	$117,109

Class L
Proceeds from shares issued	$—	$—	$180,100	$174,119
Distributions reinvested	—	—	42,498	21,436
Cost of shares redeemed	—	—	(115,548)	(208,654)

Change in net assets resulting from Class L capital transactions	$—	$—	$107,050	$(13,099)

Class R2
Proceeds from shares issued	$2,462	$4,488	$3,706	$7,304
Distributions reinvested	442	397	3,392	2,045
Cost of shares redeemed	(3,294)	(6,823)	(3,974)	(7,260)

Change in net assets resulting from Class R2 capital transactions	$(390)	$(1,938)	$3,124	$2,089

Class R3 (a)
Proceeds from shares issued	$448	$3,244	$473	$430
Distributions reinvested	131	138	93	2
Cost of shares redeemed	(661)	(1,138)	(51)	(42)

Change in net assets resulting from Class R3 capital transactions	$(82)	$2,244	$515	$390

Class R4 (a)
Proceeds from shares issued	$430	$634	$173	$698
Distributions reinvested	49	4	91	2
Cost of shares redeemed	(436)	(89)	(14)	(40)

Change in net assets resulting from Class R4 capital transactions	$43	$549	$250	$660

Class R5
Proceeds from shares issued	$156,083	$199,217	$12,349	$27,789
Distributions reinvested	72,102	60,149	3,229	152
Cost of shares redeemed	(156,740)	(374,064)	(6,346)	(1,442)

Change in net assets resulting from Class R5 capital transactions	$71,445	$(114,698)	$9,232	$26,499

Class R6
Proceeds from shares issued	$170,220	$631,942	$399,353	$505,197
Distributions reinvested	84,729	74,202	120,678	54,603
Cost of shares redeemed	(226,593)	(354,373)	(141,568)	(301,291)

Change in net assets resulting from Class R6 capital transactions	$28,356	$351,771	$378,463	$258,509

Total change in net assets resulting from capital transactions	$92,166	$9,723	$551,871	$495,754

(a)	Commencement of offering of class of shares effective July 31, 2017 for JPMorgan Small Cap Growth Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Small Cap Equity Fund		JPMorgan Small Cap Growth Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
SHARE TRANSACTIONS:
Class A
Issued	2,125	5,187	5,312	8,439
Reinvested	1,280	1,180	2,442	1,070
Redeemed	(5,647)	(8,823)	(5,150)	(4,457)

Change in Class A Shares	(2,242)	(2,456)	2,604	5,052

Class C
Issued	88	183	1,570	2,182
Reinvested	339	283	819	196
Redeemed	(591)	(1,432)	(911)	(1,007)

Change in Class C Shares	(164)	(966)	1,478	1,371

Class I
Issued	7,319	12,557	6,971	11,500
Reinvested	3,090	2,241	1,377	615
Redeemed	(8,433)	(16,281)	(8,667)	(5,782)

Change in Class I Shares	1,976	(1,483)	(319)	6,333

Class L
Issued	—	—	8,979	9,322
Reinvested	—	—	2,570	1,206
Redeemed	—	—	(6,199)	(11,497)

Change in Class L Shares	—	—	5,350	(969)

Class R2
Issued	49	91	226	448
Reinvested	10	8	247	135
Redeemed	(65)	(137)	(234)	(451)

Change in Class R2 Shares	(6)	(38)	239	132

Class R3 (a)
Issued	8	66	28	26
Reinvested	3	3	7	— (b)
Redeemed	(13)	(22)	(3)	(2)

Change in Class R3 Shares	(2)	47	32	24

Class R4 (a)
Issued	7	11	11	41
Reinvested	1	— (b)	6	— (b)
Redeemed	(8)	(2)	(1)	(2)

Change in Class R4 Shares	— (b)	9	16	39

Class R5
Issued	2,621	3,448	592	1,360
Reinvested	1,380	1,052	195	8
Redeemed	(2,816)	(6,519)	(316)	(72)

Change in Class R5 Shares	1,185	(2,019)	471	1,296

Class R6
Issued	3,020	11,211	19,458	26,133
Reinvested	1,623	1,298	7,213	3,044
Redeemed	(3,877)	(6,135)	(7,213)	(15,867)

Change in Class R6 Shares	766	6,374	19,458	13,310

(a)	Commencement of offering of class of shares effective July 31, 2017 for JPMorgan Small Cap Growth Fund.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

	JPMorgan Small Cap Value Fund		JPMorgan U.S. Small Company Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$22,747	$60,386	$19,089	$44,296
Distributions reinvested	30,237	23,733	16,222	12,503
Cost of shares redeemed	(86,687)	(280,733)	(46,381)	(109,587)

Change in net assets resulting from Class A capital transactions	$(33,703)	$(196,614)	$(11,070)	$(52,788)

Class C
Proceeds from shares issued	$1,016	$2,007	$3,230	$6,012
Distributions reinvested	3,322	2,038	3,767	2,725
Cost of shares redeemed	(2,881)	(19,425)	(10,620)	(16,485)

Change in net assets resulting from Class C capital transactions	$1,457	$(15,380)	$(3,623)	$(7,748)

Class I
Proceeds from shares issued	$64,797	$110,534	$57,583	$100,489
Distributions reinvested	36,621	23,006	33,312	24,711
Cost of shares redeemed	(76,589)	(156,637)	(133,216)	(113,460)

Change in net assets resulting from Class I capital transactions	$24,829	$(23,097)	$(42,321)	$11,740

Class L
Proceeds from shares issued	$—	$—	$65,366	$99,730
Distributions reinvested	—	—	43,991	40,197
Cost of shares redeemed	—	—	(120,696)	(346,397)

Change in net assets resulting from Class L capital transactions	$—	$—	$(11,339)	$(206,470)

Class R2
Proceeds from shares issued	$4,930	$15,183	$12,442	$15,072
Distributions reinvested	4,764	3,488	3,913	2,439
Cost of shares redeemed	(7,869)	(35,329)	(8,418)	(23,258)

Change in net assets resulting from Class R2 capital transactions	$1,825	$(16,658)	$7,937	$(5,747)

Class R3
Proceeds from shares issued	$3,891	$9,713	$7,080	$8,039
Distributions reinvested	1,852	786	2,049	870
Cost of shares redeemed	(1,288)	(11,467)	(1,307)	(1,973)

Change in net assets resulting from Class R3 capital transactions	$4,455	$(968)	$7,822	$6,936

Class R4
Proceeds from shares issued	$372	$55	$2,019	$5,108
Distributions reinvested	52	6	678	270
Cost of shares redeemed	(23)	(1)	(778)	(677)

Change in net assets resulting from Class R4 capital transactions	$401	$60	$1,919	$4,701

Class R5
Proceeds from shares issued	$16,893	$34,935	$6,279	$6,329
Distributions reinvested	14,134	7,845	958	18
Cost of shares redeemed	(36,454)	(48,118)	(836)	(398)

Change in net assets resulting from Class R5 capital transactions	$(5,427)	$(5,338)	$6,401	$5,949

Class R6
Proceeds from shares issued	$81,029	$210,275	$68,547	$189,990
Distributions reinvested	116,147	65,764	45,073	23,112
Cost of shares redeemed	(94,790)	(295,047)	(42,539)	(88,815)

Change in net assets resulting from Class R6 capital transactions	$102,386	$(19,008)	$71,081	$124,287

Total change in net assets resulting from capital transactions	$96,223	$(277,003)	$26,807	$(119,140)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Small Cap Value Fund		JPMorgan U.S. Small Company Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
SHARE TRANSACTIONS:
Class A
Issued	850	2,050	1,039	2,384
Reinvested	1,303	822	1,049	690
Redeemed	(3,044)	(9,593)	(2,595)	(5,894)

Change in Class A Shares	(891)	(6,721)	(507)	(2,820)

Class C
Issued	46	81	189	337
Reinvested	179	85	257	157
Redeemed	(137)	(783)	(615)	(924)

Change in Class C Shares	88	(617)	(169)	(430)

Class I
Issued	2,239	3,529	3,192	5,279
Reinvested	1,474	752	2,098	1,332
Redeemed	(2,631)	(5,046)	(7,419)	(5,956)

Change in Class I Shares	1,082	(765)	(2,129)	655

Class L
Issued	—	—	3,660	5,276
Reinvested	—	—	2,772	2,166
Redeemed	—	—	(7,038)	(18,304)

Change in Class L Shares	—	—	(606)	(10,862)

Class R2
Issued	178	522	673	827
Reinvested	208	122	259	137
Redeemed	(285)	(1,223)	(463)	(1,270)

Change in Class R2 Shares	101	(579)	469	(306)

Class R3
Issued	132	325	392	434
Reinvested	80	27	133	48
Redeemed	(46)	(385)	(71)	(106)

Change in Class R3 Shares	166	(33)	454	376

Class R4
Issued	12	2	109	266
Reinvested	2	— (a)	43	15
Redeemed	(1)	— (a)	(42)	(35)

Change in Class R4 Shares	13	2	110	246

Class R5
Issued	561	1,124	326	335
Reinvested	568	256	61	1
Redeemed	(1,416)	(1,535)	(46)	(20)

Change in Class R5 Shares	(287)	(155)	341	316

Class R6
Issued	2,855	6,791	3,726	10,065
Reinvested	4,659	2,143	2,839	1,243
Redeemed	(3,212)	(9,407)	(2,292)	(4,637)

Change in Class R6 Shares	4,302	(473)	4,273	6,671

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
JPMorgan Small Cap Blend Fund
Class A
Six Months Ended December 31, 2018 (Unaudited)	$26.65	$(0.02	)(f)	$(3.96)	$(3.98)	$(6.24)
Year Ended June 30, 2018	22.03	(0.20)		7.54	7.34	(2.72)
Year Ended June 30, 2017	19.14	(0.16)		6.24	6.08	(3.19)
Year Ended June 30, 2016	26.04	(0.16)		(3.52)	(3.68)	(3.22)
Year Ended June 30, 2015	25.11	(0.20)		3.17	2.97	(2.04)
Year Ended June 30, 2014	23.10	(0.24)		4.44	4.20	(2.19)

Class C
Six Months Ended December 31, 2018 (Unaudited)	19.89	(0.06	)(f)	(2.85)	(2.91)	(6.24)
Year Ended June 30, 2018	17.12	(0.24)		5.73	5.49	(2.72)
Year Ended June 30, 2017	15.58	(0.21)		4.94	4.73	(3.19)
Year Ended June 30, 2016	21.97	(0.22)		(2.95)	(3.17)	(3.22)
Year Ended June 30, 2015	21.61	(0.28)		2.68	2.40	(2.04)
Year Ended June 30, 2014	20.25	(0.32)		3.87	3.55	(2.19)

Class I
Six Months Ended December 31, 2018 (Unaudited)	30.53	0.01	(f)	(4.60)	(4.59)	(6.24)
Year Ended June 30, 2018	24.83	(0.15)		8.57	8.42	(2.72)
Year Ended June 30, 2017	21.17	(0.12)		6.97	6.85	(3.19)
Year Ended June 30, 2016	28.34	(0.14)		(3.81)	(3.95)	(3.22)
Year Ended June 30, 2015	27.08	(0.15)		3.45	3.30	(2.04)
Year Ended June 30, 2014	24.70	(0.19)		4.76	4.57	(2.19)

Class R6
July 2, 2018 (g) through December 31, 2018 (Unaudited)	30.73	0.05	(f)	(4.81)	(4.76)	(6.24)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$16.43	(16.36)%	$80,951	1.24%	(0.16	)%(f)	1.36%	31%
26.65	35.55	85,586	1.24	(0.81)		1.36	89
22.03	34.99	66,189	1.25	(0.78)		1.48	41
19.14	(14.42)	55,583	1.25	(0.76)		1.51	56
26.04	13.02	73,175	1.25	(0.82)		1.44	48
25.11	18.56	86,997	1.33	(0.95)		1.38	65

10.74	(16.54)	35,706	1.74	(0.67	)(f)	1.85	31
19.89	34.88	40,470	1.74	(1.31)		1.83	89
17.12	34.25	36,707	1.74	(1.28)		2.04	41
15.58	(14.80)	32,734	1.75	(1.27)		2.12	56
21.97	12.46	50,162	1.75	(1.32)		2.02	48
21.61	17.93	55,458	1.83	(1.45)		1.88	65

19.70	(16.27)	96,297	0.99	0.09	(f)	1.09	31
30.53	35.91	92,701	0.99	(0.56)		1.08	89
24.83	35.29	67,496	1.00	(0.53)		1.18	41
21.17	(14.19)	64,589	1.00	(0.57)		1.09	56
28.34	13.30	386,459	1.00	(0.57)		1.11	48
27.08	18.87	417,048	1.06	(0.69)		1.13	65

19.73	(16.72)	17	0.74	0.33	(f)	0.84	31

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Core Fund
Class A
Six Months Ended December 31, 2018 (Unaudited)	$57.16	$0.02	(e)(f)	$(10.38)	$(10.36)	$(0.02)	$(3.75)	$(3.77)
Year Ended June 30, 2018	52.32	0.04	(e)(f)	9.19	9.23	(0.01)	(4.38)	(4.39)
Year Ended June 30, 2017	45.88	(0.04	)(e)	11.81	11.77	(0.20)	(5.13)	(5.33)
May 31, 2016 (g) through June 30, 2016	45.81	0.02	(e)(f)	0.05	0.07	—	—	—

Class C
Six Months Ended December 31, 2018 (Unaudited)	56.67	(0.10	)(e)(f)	(10.30)	(10.40)	—	(3.75)	(3.75)
Year Ended June 30, 2018	52.14	(0.24	)(e)(f)	9.15	8.91	—	(4.38)	(4.38)
Year Ended June 30, 2017	45.86	(0.24	)(e)	11.74	11.50	(0.09)	(5.13)	(5.22)
May 31, 2016 (g) through June 30, 2016	45.81	—	(e)(f)(h)	0.05	0.05	—	—	—

Class I
Six Months Ended December 31, 2018 (Unaudited)	57.44	0.10	(e)(f)	(10.46)	(10.36)	(0.12)	(3.75)	(3.87)
Year Ended June 30, 2018	52.58	0.17	(e)(f)	9.24	9.41	(0.17)	(4.38)	(4.55)
January 3, 2017 (g) through June 30, 2017	50.44	0.07	(e)	2.07	2.14	—	—	—

Class R2
Six Months Ended December 31, 2018 (Unaudited)	57.32	(0.02	)(e)(f)	(10.44)	(10.46)	—	(3.75)	(3.75)
July 31, 2017 (g) through June 30, 2018	53.24	(0.08	)(e)(f)	8.58	8.50	(0.04)	(4.38)	(4.42)

Class R3
Six Months Ended December 31, 2018 (Unaudited)	57.40	0.20	(e)(f)	(10.62)	(10.42)	(0.02)	(3.75)	(3.77)
July 31, 2017 (g) through June 30, 2018	53.24	0.05	(e)(f)	8.58	8.63	(0.09)	(4.38)	(4.47)

Class R4
Six Months Ended December 31, 2018 (Unaudited)	57.48	0.09	(e)(f)	(10.46)	(10.37)	(0.12)	(3.75)	(3.87)
July 31, 2017 (g) through June 30, 2018	53.24	0.18	(e)(f)	8.58	8.76	(0.14)	(4.38)	(4.52)

Class R5
Six Months Ended December 31, 2018 (Unaudited)	57.63	0.15	(e)(f)	(10.51)	(10.36)	(0.21)	(3.75)	(3.96)
Year Ended June 30, 2018	52.64	0.26	(e)(f)	9.28	9.54	(0.17)	(4.38)	(4.55)
Year Ended June 30, 2017	45.90	0.20	(e)	11.83	12.03	(0.16)	(5.13)	(5.29)
Year Ended June 30, 2016	56.18	0.15	(e)(f)	(5.25)	(5.10)	(0.32)	(4.86)	(5.18)
Year Ended June 30, 2015	58.70	0.37	(e)	3.20	3.57	(0.10)	(5.99)	(6.09)
Year Ended June 30, 2014	48.11	0.15	(i)	13.44	13.59	(0.27)	(2.73)	(3.00)

Class R6
Six Months Ended December 31, 2018 (Unaudited)	57.55	0.17	(e)(f)	(10.49)	(10.32)	(0.24)	(3.75)	(3.99)
Year Ended June 30, 2018	52.57	0.33	(e)(f)	9.23	9.56	(0.20)	(4.38)	(4.58)
Year Ended June 30, 2017	45.90	0.29	(e)	11.76	12.05	(0.25)	(5.13)	(5.38)
May 31, 2016 (g) through June 30, 2016	45.81	0.04	(e)(f)	0.05	0.09	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.
(h)	Amount rounds to less than $0.005.
(i)

Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.09 and the net investment income (loss) ratio would have been 0.17% for Class R5 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$43.03	(18.62)%	$4,381	1.23%	0.09	%(f)	1.35%	31%
57.16	18.37	4,624	1.24	0.07	(f)	1.41	39
52.32	26.29	2,203	1.24	(0.07)		1.45	61
45.88	0.15	23	1.25	0.56	(f)	1.39	58

42.52	(18.85)	1,975	1.74	(0.38	)(f)	1.85	31
56.67	17.79	1,816	1.74	(0.45	)(f)	1.90	39
52.14	25.68	1,017	1.74	(0.47)		1.96	61
45.86	0.11	20	1.74	0.06	(f)	1.89	58

43.21	(18.52)	15,288	0.98	0.36	(f)	1.10	31
57.44	18.64	15,557	0.99	0.32	(f)	1.12	39
52.58	4.24	3,545	0.99	0.26		1.21	61

43.11	(18.74)	92	1.49	0.06	(f)	2.04	31
57.32	16.67	24	1.49	(0.15	)(f)	1.72	39

43.21	(18.64)	200	1.24	0.76	(f)	2.07	31
57.40	16.94	24	1.24	0.10	(f)	1.46	39

43.24	(18.52)	1,406	0.98	0.33	(f)	1.10	31
57.48	17.21	1,536	0.99	0.36	(f)	1.11	39

43.31	(18.46)	189,100	0.79	0.53	(f)	0.93	31
57.63	18.88	223,933	0.79	0.48	(f)	0.97	39
52.64	26.87	187,198	0.79	0.40		1.11	61
45.90	(8.97)	164,573	0.80	0.30	(f)	1.16	58
56.18	7.01	815,652	0.80	0.66		1.13	56
58.70	28.95	703,307	0.79	0.28	(i)	1.12	51

43.24	(18.41)	74,594	0.73	0.62	(f)	0.83	31
57.55	18.95	66,306	0.74	0.59	(f)	0.86	39
52.57	26.94	16,782	0.74	0.56		0.98	61
45.90	0.20	20	0.74	1.06	(f)	0.88	58

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Equity Fund
Class A
Six Months Ended December 31, 2018 (Unaudited)	$52.43	$0.04	(f)	$(7.19)	$(7.15)	$(0.06)	$(3.39)	$(3.45)
Year Ended June 30, 2018	48.63	0.10		6.67	6.77	(0.10)	(2.87)	(2.97)
Year Ended June 30, 2017	41.68	0.11		8.21	8.32	(0.12)	(1.25)	(1.37)
Year Ended June 30, 2016	44.68	0.13	(f)	0.08	0.21	(0.14)	(3.07)	(3.21)
Year Ended June 30, 2015	46.56	0.08		2.98	3.06	(0.08)	(4.86)	(4.94)
Year Ended June 30, 2014	39.94	0.10	(g)	8.97	9.07	(0.07)	(2.38)	(2.45)

Class C
Six Months Ended December 31, 2018 (Unaudited)	39.12	(0.06	)(f)	(5.30)	(5.36)	—	(3.39)	(3.39)
Year Ended June 30, 2018	37.07	(0.12)		5.04	4.92	—	(2.87)	(2.87)
Year Ended June 30, 2017	32.21	(0.09)		6.31	6.22	(0.11)	(1.25)	(1.36)
Year Ended June 30, 2016	35.32	(0.06	)(f)	0.02	(0.04)	—	(3.07)	(3.07)
Year Ended June 30, 2015	37.96	(0.12)		2.34	2.22	—	(4.86)	(4.86)
Year Ended June 30, 2014	33.06	(0.10	)(g)	7.38	7.28	—	(2.38)	(2.38)

Class I
Six Months Ended December 31, 2018 (Unaudited)	60.52	0.13	(f)	(8.35)	(8.22)	(0.20)	(3.39)	(3.59)
Year Ended June 30, 2018	55.69	0.26		7.67	7.93	(0.23)	(2.87)	(3.10)
Year Ended June 30, 2017	47.50	0.28		9.37	9.65	(0.21)	(1.25)	(1.46)
Year Ended June 30, 2016	50.31	0.25	(f)	0.17	0.42	(0.16)	(3.07)	(3.23)
Year Ended June 30, 2015	51.78	0.24		3.36	3.60	(0.21)	(4.86)	(5.07)
Year Ended June 30, 2014	44.14	0.26	(g)	9.94	10.20	(0.18)	(2.38)	(2.56)

Class R2
Six Months Ended December 31, 2018 (Unaudited)	51.44	(0.02	)(f)	(7.04)	(7.06)	—	(3.39)	(3.39)
Year Ended June 30, 2018	47.81	(0.03)		6.55	6.52	(0.02)	(2.87)	(2.89)
Year Ended June 30, 2017	41.08	—	(h)	8.08	8.08	(0.10)	(1.25)	(1.35)
Year Ended June 30, 2016	44.04	0.01	(f)	0.10	0.11	—	(3.07)	(3.07)
Year Ended June 30, 2015	45.99	(0.04)		2.95	2.91	—	(4.86)	(4.86)
Year Ended June 30, 2014	39.52	(0.01	)(g)	8.86	8.85	—	(2.38)	(2.38)

Class R3
Six Months Ended December 31, 2018 (Unaudited)	52.13	0.04	(f)	(7.15)	(7.11)	(0.06)	(3.39)	(3.45)
Year Ended June 30, 2018	48.54	0.12		6.63	6.75	(0.29)	(2.87)	(3.16)
September 9, 2016 (j) through June 30, 2017	43.22	0.12		6.68	6.80	(0.23)	(1.25)	(1.48)

Class R4
Six Months Ended December 31, 2018 (Unaudited)	60.42	0.13	(f)	(8.34)	(8.21)	(0.18)	(3.39)	(3.57)
Year Ended June 30, 2018	55.64	0.33		7.59	7.92	(0.27)	(2.87)	(3.14)
September 9, 2016 (j) through June 30, 2017	49.28	0.23		7.63	7.86	(0.25)	(1.25)	(1.50)

Class R5
Six Months Ended December 31, 2018 (Unaudited)	60.69	0.19	(f)	(8.38)	(8.19)	(0.31)	(3.39)	(3.70)
Year Ended June 30, 2018	55.84	0.37		7.70	8.07	(0.35)	(2.87)	(3.22)
Year Ended June 30, 2017	47.57	0.36		9.42	9.78	(0.26)	(1.25)	(1.51)
Year Ended June 30, 2016	50.43	0.36	(f)	0.15	0.51	(0.30)	(3.07)	(3.37)
Year Ended June 30, 2015	51.88	0.34		3.37	3.71	(0.30)	(4.86)	(5.16)
Year Ended June 30, 2014	44.21	0.36	(g)	9.96	10.32	(0.27)	(2.38)	(2.65)

Class R6
Six Months Ended December 31, 2018 (Unaudited)	60.68	0.21	(f)	(8.38)	(8.17)	(0.34)	(3.39)	(3.73)
Year Ended June 30, 2018	55.83	0.41		7.69	8.10	(0.38)	(2.87)	(3.25)
Year Ended June 30, 2017	47.57	0.46		9.34	9.80	(0.29)	(1.25)	(1.54)
May 31, 2016 (j) through June 30, 2016	47.04	0.06	(f)	0.47	0.53	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)

Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.04), $(0.21), $0.10, $(0.15) and $0.20 for Class A, Class C, Class I, Class R2 and Class R5 Shares, respectively, and the net investment income (loss) ratio would have been (0.09)%, (0.59)%, 0.21%, (0.34)% and 0.41% for Class A, Class C, Class I, Class R2 and Class R5 Class Shares, respectively.

(h)	Amount rounds to less than $0.005.
(i)	Amount rounds to less than 0.005%.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$41.83	(14.07)%	$780,128	1.23%	0.17	%(f)	1.26%	15%
52.43	14.33	1,095,395	1.24	0.19		1.26	17
48.63	20.14	1,135,394	1.29	0.24		1.35	21
41.68	1.10	736,629	1.29	0.31	(f)	1.38	32
44.68	7.49	674,619	1.29	0.17		1.39	20
46.56	23.27	738,967	1.29	0.23	(g)	1.37	30

30.37	(14.29)	106,059	1.73	(0.33	)(f)	1.75	15
39.12	13.76	143,030	1.74	(0.32)		1.76	17
37.07	19.53	171,352	1.79	(0.25)		1.84	21
32.21	0.63	70,176	1.79	(0.20	)(f)	1.85	32
35.32	6.92	35,783	1.79	(0.33)		1.87	20
37.96	22.67	39,824	1.79	(0.26	)(g)	1.87	30

48.71	(13.96)	2,405,067	0.98	0.44	(f)	1.00	15
60.52	14.61	2,868,739	0.98	0.45		1.00	17
55.69	20.50	2,722,213	0.99	0.54		1.07	21
47.50	1.41	1,261,772	0.99	0.54	(f)	1.14	32
50.31	7.81	1,435,112	0.99	0.48		1.14	20
51.78	23.65	1,443,768	0.99	0.53	(g)	1.12	30

40.99	(14.17)	9,427	1.48	(0.08	)(f)	1.52	15
51.44	14.02	12,133	1.49	(0.06)		1.52	17
47.81	19.85	13,078	1.53	0.00	(i)	1.73	21
41.08	0.85	5,313	1.54	0.03	(f)	1.72	32
44.04	7.23	3,446	1.54	(0.08)		1.73	20
45.99	22.95	3,883	1.54	(0.02	)(g)	1.62	30

41.57	(14.07)	1,966	1.23	0.17	(f)	1.25	15
52.13	14.33	2,542	1.23	0.24		1.30	17
48.54	15.92	104	1.24	0.32		1.36	21

48.64	(13.97)	496	0.98	0.45	(f)	1.03	15
60.42	14.61	624	0.98	0.57		1.07	17
55.64	16.14	60	0.99	0.55		1.14	21

48.80	(13.87)	1,067,138	0.79	0.63	(f)	0.85	15
60.69	14.83	1,255,251	0.79	0.64		0.85	17
55.84	20.74	1,267,593	0.79	0.68		0.86	21
47.57	1.62	1,349,107	0.79	0.78	(f)	0.86	32
50.43	8.03	1,244,878	0.79	0.68		0.89	20
51.88	23.90	1,177,534	0.79	0.73	(g)	0.92	30

48.78	(13.84)	1,203,265	0.73	0.68	(f)	0.75	15
60.68	14.89	1,450,525	0.73	0.71		0.75	17
55.83	20.80	978,649	0.74	0.85		0.76	21
47.57	1.13	25,933	0.73	1.60	(f)	0.75	32

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
JPMorgan Small Cap Growth Fund
Class A
Six Months Ended December 31, 2018 (Unaudited)	$18.45	$(0.07	)(f)	$(2.95)	$(3.02)	$(2.01)
Year Ended June 30, 2018	14.81	(0.14	)(f)	5.11	4.97	(1.33)
Year Ended June 30, 2017	11.43	(0.10)		3.94	3.84	(0.46)
Year Ended June 30, 2016	14.50	(0.09)		(1.94)	(2.03)	(1.04)
Year Ended June 30, 2015	13.96	(0.11	)(f)	1.77	1.66	(1.12)
Year Ended June 30, 2014	13.00	(0.12)		2.52	2.40	(1.44)

Class C
Six Months Ended December 31, 2018 (Unaudited)	13.55	(0.08	)(f)	(2.14)	(2.22)	(2.01)
Year Ended June 30, 2018	11.23	(0.16	)(f)	3.81	3.65	(1.33)
Year Ended June 30, 2017	8.82	(0.13)		3.00	2.87	(0.46)
Year Ended June 30, 2016	11.50	(0.12)		(1.52)	(1.64)	(1.04)
Year Ended June 30, 2015	11.36	(0.14	)(f)	1.40	1.26	(1.12)
Year Ended June 30, 2014	10.87	(0.16)		2.09	1.93	(1.44)

Class I
Six Months Ended December 31, 2018 (Unaudited)	20.35	(0.05	)(f)	(3.28)	(3.33)	(2.01)
Year Ended June 30, 2018	16.18	(0.11	)(f)	5.61	5.50	(1.33)
Year Ended June 30, 2017	12.42	(0.07)		4.29	4.22	(0.46)
Year Ended June 30, 2016	15.61	(0.07)		(2.08)	(2.15)	(1.04)
Year Ended June 30, 2015	14.91	(0.08	)(f)	1.90	1.82	(1.12)
Year Ended June 30, 2014	13.77	(0.09)		2.67	2.58	(1.44)

Class L
Six Months Ended December 31, 2018 (Unaudited)	20.95	(0.04	)(f)	(3.37)	(3.41)	(2.01)
Year Ended June 30, 2018	16.60	(0.08	)(f)	5.76	5.68	(1.33)
Year Ended June 30, 2017	12.72	(0.05)		4.39	4.34	(0.46)
Year Ended June 30, 2016	15.93	(0.05)		(2.12)	(2.17)	(1.04)
Year Ended June 30, 2015	15.17	(0.06	)(f)	1.94	1.88	(1.12)
Year Ended June 30, 2014	13.96	(0.07)		2.72	2.65	(1.44)

Class R2
Six Months Ended December 31, 2018 (Unaudited)	17.84	(0.09	)(f)	(2.85)	(2.94)	(2.01)
Year Ended June 30, 2018	14.39	(0.17	)(f)	4.95	4.78	(1.33)
Year Ended June 30, 2017	11.15	(0.13)		3.83	3.70	(0.46)
Year Ended June 30, 2016	14.20	(0.12)		(1.89)	(2.01)	(1.04)
Year Ended June 30, 2015	13.73	(0.14	)(f)	1.73	1.59	(1.12)
Year Ended June 30, 2014	12.84	(0.16)		2.49	2.33	(1.44)

Class R3
Six Months Ended December 31, 2018 (Unaudited)	18.45	(0.06	)(f)	(2.96)	(3.02)	(2.01)
July 31, 2017 (g) through June 30, 2018	15.17	(0.13	)(f)	4.74	4.61	(1.33)

Class R4
Six Months Ended December 31, 2018 (Unaudited)	18.50	(0.05	)(f)	(2.97)	(3.02)	(2.01)
July 31, 2017 (g) through June 30, 2018	15.17	(0.09	)(f)	4.75	4.66	(1.33)

Class R5
Six Months Ended December 31, 2018 (Unaudited)	20.96	(0.04	)(f)	(3.38)	(3.42)	(2.01)
Year Ended June 30, 2018	16.60	(0.07	)(f)	5.76	5.69	(1.33)
September 9, 2016 (g) through June 30, 2017	13.75	(0.04)		3.35	3.31	(0.46)

Class R6
Six Months Ended December 31, 2018 (Unaudited)	21.16	(0.03	)(f)	(3.42)	(3.45)	(2.01)
Year Ended June 30, 2018	16.73	(0.06	)(f)	5.82	5.76	(1.33)
Year Ended June 30, 2017	12.80	(0.04)		4.43	4.39	(0.46)
Year Ended June 30, 2016	16.01	(0.03)		(2.14)	(2.17)	(1.04)
Year Ended June 30, 2015	15.23	(0.05	)(f)	1.95	1.90	(1.12)
Year Ended June 30, 2014	14.00	(0.06)		2.73	2.67	(1.44)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$13.42	(17.05)%	$280,661	1.24%	(0.77	)%(f)	1.27%	24%
18.45	35.14	337,933	1.24	(0.83	)(f)	1.29	58
14.81	34.36	196,403	1.24	(0.75)		1.40	42
11.43	(14.17)	179,093	1.25	(0.77)		1.50	47
14.50	13.04	266,805	1.25	(0.82	)(f)	1.42	50
13.96	18.94	282,408	1.25	(0.86)		1.37	58

9.32	(17.32)	43,450	1.74	(1.26	)(f)	1.76	24
13.55	34.56	43,116	1.74	(1.32	)(f)	1.77	58
11.23	33.51	20,352	1.74	(1.25)		1.85	42
8.82	(14.50)	18,218	1.75	(1.27)		1.91	47
11.50	12.47	26,297	1.75	(1.32	)(f)	1.87	50
11.36	18.29	28,035	1.75	(1.36)		1.87	58

15.01	(16.98)	192,982	0.99	(0.53	)(f)	1.01	24
20.35	35.45	268,082	0.99	(0.57	)(f)	1.02	58
16.18	34.69	110,644	1.00	(0.50)		1.12	42
12.42	(13.92)	102,174	1.00	(0.52)		1.18	47
15.61	13.29	157,631	1.00	(0.57	)(f)	1.16	50
14.91	19.20	156,585	1.00	(0.62)		1.12	58

15.53	(16.87)	404,852	0.84	(0.36	)(f)	0.86	24
20.95	35.65	434,286	0.84	(0.43	)(f)	0.86	58
16.60	34.82	360,044	0.85	(0.35)		0.93	42
12.72	(13.76)	271,369	0.85	(0.35)		0.96	47
15.93	13.47	279,248	0.85	(0.42	)(f)	0.95	50
15.17	19.46	302,087	0.85	(0.46)		0.97	58

12.89	(17.18)	25,896	1.49	(1.02	)(f)	1.51	24
17.84	34.83	31,569	1.49	(1.08	)(f)	1.52	58
14.39	33.96	23,569	1.49	(1.00)		1.70	42
11.15	(14.34)	21,276	1.50	(1.01)		1.85	47
14.20	12.74	28,364	1.50	(1.07	)(f)	1.72	50
13.73	18.62	31,119	1.50	(1.11)		1.62	58

13.42	(17.05)	749	1.24	(0.73	)(f)	1.31	24
18.45	31.93	446	1.23	(0.80	)(f)	1.28	58

13.47	(17.00)	741	0.99	(0.51	)(f)	1.01	24
18.50	32.28	726	0.99	(0.53	)(f)	1.17	58

15.53	(16.91)	28,549	0.84	(0.36	)(f)	0.86	24
20.96	35.71	28,656	0.84	(0.37	)(f)	0.88	58
16.60	24.72	1,186	0.82	(0.31)		0.84	42

15.70	(16.90)	1,081,266	0.74	(0.26	)(f)	0.76	24
21.16	35.86	1,045,098	0.74	(0.32	)(f)	0.76	58
16.73	34.99	603,730	0.75	(0.25)		0.76	42
12.80	(13.69)	445,008	0.75	(0.25)		0.77	47
16.01	13.55	486,724	0.75	(0.31	)(f)	0.79	50
15.23	19.55	355,032	0.75	(0.36)		0.87	58

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Value Fund
Class A
Six Months Ended December 31, 2018 (Unaudited)	$30.42	$0.10	(f)	$(5.52)	$(5.42)	$(0.16)	$(3.46)	$(3.62)
Year Ended June 30, 2018	29.18	0.20	(f)	3.01	3.21	(0.23)	(1.74)	(1.97)
Year Ended June 30, 2017	24.64	0.11	(f)	4.58	4.69	(0.13)	(0.02)	(0.15)
Year Ended June 30, 2016	26.65	0.17		(0.94)	(0.77)	(0.15)	(1.09)	(1.24)
Year Ended June 30, 2015	27.98	0.22		(0.01)	0.21	(0.20)	(1.34)	(1.54)
Year Ended June 30, 2014	23.77	0.12	(g)	4.87	4.99	(0.11)	(0.67)	(0.78)

Class C
Six Months Ended December 31, 2018 (Unaudited)	25.21	0.02	(f)	(4.53)	(4.51)	(0.12)	(3.46)	(3.58)
Year Ended June 30, 2018	24.55	0.04	(f)	2.50	2.54	(0.14)	(1.74)	(1.88)
Year Ended June 30, 2017	20.82	(0.05	)(f)	3.87	3.82	(0.07)	(0.02)	(0.09)
Year Ended June 30, 2016	22.77	0.02		(0.82)	(0.80)	(0.06)	(1.09)	(1.15)
Year Ended June 30, 2015	24.19	0.05		(0.02)	0.03	(0.11)	(1.34)	(1.45)
Year Ended June 30, 2014	20.73	(0.03	)(g)	4.22	4.19	(0.06)	(0.67)	(0.73)

Class I
Six Months Ended December 31, 2018 (Unaudited)	32.25	0.15	(f)	(5.88)	(5.73)	(0.18)	(3.46)	(3.64)
Year Ended June 30, 2018	30.80	0.30	(f)	3.18	3.48	(0.29)	(1.74)	(2.03)
Year Ended June 30, 2017	25.97	0.20	(f)	4.81	5.01	(0.16)	(0.02)	(0.18)
Year Ended June 30, 2016	28.00	0.23		(0.97)	(0.74)	(0.20)	(1.09)	(1.29)
Year Ended June 30, 2015	29.31	0.31		(0.02)	0.29	(0.26)	(1.34)	(1.60)
Year Ended June 30, 2014	24.86	0.20	(g)	5.09	5.29	(0.17)	(0.67)	(0.84)

Class R2
Six Months Ended December 31, 2018 (Unaudited)	30.13	0.07	(f)	(5.48)	(5.41)	(0.13)	(3.46)	(3.59)
Year Ended June 30, 2018	28.94	0.12	(f)	2.98	3.10	(0.17)	(1.74)	(1.91)
Year Ended June 30, 2017	24.48	0.04	(f)	4.53	4.57	(0.09)	(0.02)	(0.11)
Year Ended June 30, 2016	26.49	0.11		(0.94)	(0.83)	(0.09)	(1.09)	(1.18)
Year Ended June 30, 2015	27.83	0.16		(0.02)	0.14	(0.14)	(1.34)	(1.48)
Year Ended June 30, 2014	23.67	0.07	(g)	4.83	4.90	(0.07)	(0.67)	(0.74)

Class R3
Six Months Ended December 31, 2018 (Unaudited)	30.38	0.11	(f)	(5.53)	(5.42)	(0.16)	(3.46)	(3.62)
Year Ended June 30, 2018	29.14	0.20	(f)	3.01	3.21	(0.23)	(1.74)	(1.97)
September 9, 2016 (h) through June 30, 2017	25.89	0.12	(f)	3.31	3.43	(0.16)	(0.02)	(0.18)

Class R4
Six Months Ended December 31, 2018 (Unaudited)	32.21	0.15	(f)	(5.87)	(5.72)	(0.18)	(3.46)	(3.64)
Year Ended June 30, 2018	30.77	0.32	(f)	3.14	3.46	(0.28)	(1.74)	(2.02)
September 9, 2016 (h) through June 30, 2017	27.30	0.18	(f)	3.49	3.67	(0.18)	(0.02)	(0.20)

Class R5
Six Months Ended December 31, 2018 (Unaudited)	32.26	0.17	(f)	(5.87)	(5.70)	(0.20)	(3.46)	(3.66)
Year Ended June 30, 2018	30.80	0.35	(f)	3.17	3.52	(0.32)	(1.74)	(2.06)
Year Ended June 30, 2017	25.97	0.23	(f)	4.81	5.04	(0.19)	(0.02)	(0.21)
Year Ended June 30, 2016	28.01	0.26		(0.98)	(0.72)	(0.23)	(1.09)	(1.32)
Year Ended June 30, 2015	29.31	0.34		(0.02)	0.32	(0.28)	(1.34)	(1.62)
Year Ended June 30, 2014	24.85	0.23	(g)	5.09	5.32	(0.19)	(0.67)	(0.86)

Class R6
Six Months Ended December 31, 2018 (Unaudited)	32.30	0.19	(f)	(5.89)	(5.70)	(0.21)	(3.46)	(3.67)
Year Ended June 30, 2018	30.83	0.38	(f)	3.18	3.56	(0.35)	(1.74)	(2.09)
Year Ended June 30, 2017	25.99	0.27	(f)	4.82	5.09	(0.23)	(0.02)	(0.25)
Year Ended June 30, 2016	28.03	0.31		(1.00)	(0.69)	(0.26)	(1.09)	(1.35)
Year Ended June 30, 2015	29.33	0.37		(0.02)	0.35	(0.31)	(1.34)	(1.65)
Year Ended June 30, 2014	24.87	0.24	(g)	5.09	5.33	(0.20)	(0.67)	(0.87)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)

Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.11, $(0.05), $0.18, $0.05, $0.22 and $0.23 for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been 0.41%, (0.20)%, 0.66%, 0.20%, 0.79% and 0.82% for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively.

(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$21.38	(18.71)%	$217,136	1.24%	0.68	%(f)	1.27%	27%
30.42	11.41	336,054	1.24	0.67	(f)	1.30	39
29.18	19.01	518,464	1.24	0.39	(f)	1.44	41
24.64	(2.54)	551,313	1.25	0.69		1.53	46
26.65	1.04	618,977	1.24	0.84		1.44	38
27.98	21.24	516,950	1.24	0.46	(g)	1.40	40

17.12	(18.92)	19,104	1.74	0.21	(f)	1.77	27
25.21	10.80	25,885	1.75	0.14	(f)	1.78	39
24.55	18.32	40,349	1.85	(0.21	)(f)	1.86	41
20.82	(3.12)	41,161	1.86	0.07		1.94	46
22.77	0.42	49,815	1.85	0.23		1.89	38
24.19	20.45	52,909	1.84	(0.15	)(g)	1.89	40

22.88	(18.60)	263,397	0.99	0.97	(f)	1.01	27
32.25	11.70	336,366	0.99	0.96	(f)	1.01	39
30.80	19.30	344,875	0.99	0.67	(f)	1.11	41
25.97	(2.28)	263,436	1.00	0.88		1.18	46
28.00	1.27	495,605	0.99	1.10		1.14	38
29.31	21.52	404,848	0.99	0.71	(g)	1.15	40

21.13	(18.82)	33,913	1.49	0.47	(f)	1.63	27
30.13	11.12	45,300	1.52	0.41	(f)	1.63	39
28.94	18.68	60,282	1.52	0.14	(f)	1.75	41
24.48	(2.78)	47,309	1.50	0.45		1.91	46
26.49	0.77	48,675	1.49	0.59		1.76	38
27.83	20.95	47,939	1.49	0.25	(g)	1.66	40

21.34	(18.72)	12,643	1.24	0.76	(f)	1.29	27
30.38	11.42	12,948	1.25	0.67	(f)	1.29	39
29.14	13.24	13,390	1.27	0.53	(f)	1.28	41

22.85	(18.59)	366	0.99	0.99	(f)	1.04	27
32.21	11.65	102	1.01	1.03	(f)	1.27	39
30.77	13.44	39	1.06	0.75	(f)	1.10	41

22.90	(18.53)	86,760	0.84	1.13	(f)	0.86	27
32.26	11.85	131,506	0.84	1.11	(f)	0.87	39
30.80	19.43	130,338	0.88	0.77	(f)	0.89	41
25.97	(2.21)	96,674	0.90	1.04		0.93	46
28.01	1.39	103,149	0.91	1.19		0.93	38
29.31	21.67	79,792	0.90	0.85	(g)	0.95	40

22.93	(18.50)	837,082	0.74	1.22	(f)	0.76	27
32.30	11.97	1,040,121	0.74	1.21	(f)	0.76	39
30.83	19.59	1,007,466	0.76	0.90	(f)	0.76	41
25.99	(2.07)	753,439	0.77	1.21		0.77	46
28.03	1.49	554,522	0.79	1.32		0.81	38
29.33	21.71	453,645	0.85	0.87	(g)	0.90	40

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Small Company Fund
Class A
Six Months Ended December 31, 2018 (Unaudited)	$19.60	$—	(f)(g)	$(3.43)	$(3.43)	$—	$(1.86)	$(1.86)
Year Ended June 30, 2018	18.10	—	(f)(g)	2.69	2.69	—	(1.19)	(1.19)
Year Ended June 30, 2017	15.09	—	(f)(g)	3.02	3.02	(0.01)	— (f)	(0.01)
Year Ended June 30, 2016	16.96	0.02		(1.20)	(1.18)	(0.02)	(0.67)	(0.69)
Year Ended June 30, 2015	16.25	0.03		1.22	1.25	—	(0.54)	(0.54)
Year Ended June 30, 2014	13.17	(0.01	)(i)	3.39	3.38	(0.01)	(0.29)	(0.30)

Class C
Six Months Ended December 31, 2018 (Unaudited)	18.70	(0.05	)(g)	(3.26)	(3.31)	—	(1.86)	(1.86)
Year Ended June 30, 2018	17.40	(0.09	)(g)	2.58	2.49	—	(1.19)	(1.19)
Year Ended June 30, 2017	14.57	(0.08	)(g)	2.91	2.83	—	— (f)	— (f)
Year Ended June 30, 2016	16.46	(0.05)		(1.17)	(1.22)	—	(0.67)	(0.67)
Year Ended June 30, 2015	15.86	(0.05)		1.19	1.14	—	(0.54)	(0.54)
Year Ended June 30, 2014	12.91	(0.08	)(i)	3.32	3.24	—	(0.29)	(0.29)

Class I
Six Months Ended December 31, 2018 (Unaudited)	20.05	0.03	(g)	(3.52)	(3.49)	(0.02)	(1.86)	(1.88)
Year Ended June 30, 2018	18.47	0.05	(g)	2.75	2.80	(0.03)	(1.19)	(1.22)
Year Ended June 30, 2017	15.40	0.04	(g)	3.08	3.12	(0.05)	— (f)	(0.05)
Year Ended June 30, 2016	17.29	0.06		(1.22)	(1.16)	(0.06)	(0.67)	(0.73)
Year Ended June 30, 2015	16.53	0.08		1.24	1.32	(0.02)	(0.54)	(0.56)
Year Ended June 30, 2014	13.37	0.03	(i)	3.45	3.48	(0.03)	(0.29)	(0.32)

Class L
Six Months Ended December 31, 2018 (Unaudited)	20.05	0.04	(g)	(3.53)	(3.49)	(0.05)	(1.86)	(1.91)
Year Ended June 30, 2018	18.46	0.08	(g)	2.76	2.84	(0.06)	(1.19)	(1.25)
Year Ended June 30, 2017	15.39	0.08	(g)	3.08	3.16	(0.09)	— (f)	(0.09)
Year Ended June 30, 2016	17.28	0.10		(1.24)	(1.14)	(0.08)	(0.67)	(0.75)
Year Ended June 30, 2015	16.51	0.11		1.24	1.35	(0.04)	(0.54)	(0.58)
Year Ended June 30, 2014	13.35	0.06	(i)	3.44	3.50	(0.05)	(0.29)	(0.34)

Class R2
Six Months Ended December 31, 2018 (Unaudited)	19.22	(0.02	)(g)	(3.36)	(3.38)	—	(1.86)	(1.86)
Year Ended June 30, 2018	17.81	(0.05	)(g)	2.65	2.60	—	(1.19)	(1.19)
Year Ended June 30, 2017	14.88	(0.04	)(g)	2.97	2.93	—	— (f)	— (f)
Year Ended June 30, 2016	16.77	(0.01)		(1.19)	(1.20)	(0.02)	(0.67)	(0.69)
Year Ended June 30, 2015	16.12	(0.01)		1.20	1.19	—	(0.54)	(0.54)
Year Ended June 30, 2014	13.09	(0.05	)(i)	3.38	3.33	(0.01)	(0.29)	(0.30)

Class R3
Six Months Ended December 31, 2018 (Unaudited)	19.50	—	(f)(g)	(3.42)	(3.42)	— (f)	(1.86)	(1.86)
Year Ended June 30, 2018	18.03	0.01	(g)	2.68	2.69	(0.03)	(1.19)	(1.22)
September 9, 2016 (j) through June 30, 2017	16.02	0.04	(g)	2.04	2.08	(0.07)	— (f)	(0.07)

Class R4
Six Months Ended December 31, 2018 (Unaudited)	19.98	0.03	(g)	(3.52)	(3.49)	(0.03)	(1.86)	(1.89)
Year Ended June 30, 2018	18.44	0.05	(g)	2.75	2.80	(0.07)	(1.19)	(1.26)
September 9, 2016 (j) through June 30, 2017	16.36	0.13	(g)	2.04	2.17	(0.09)	— (f)	(0.09)

Class R5
Six Months Ended December 31, 2018 (Unaudited)	20.01	0.04	(g)	(3.51)	(3.47)	(0.06)	(1.86)	(1.92)
Year Ended June 30, 2018	18.45	0.08	(g)	2.74	2.82	(0.07)	(1.19)	(1.26)
September 9, 2016 (j) through June 30, 2017	16.35	0.07	(g)	2.13	2.20	(0.10)	— (f)	(0.10)

Class R6
Six Months Ended December 31, 2018 (Unaudited)	20.07	0.05	(g)	(3.53)	(3.48)	(0.07)	(1.86)	(1.93)
Year Ended June 30, 2018	18.48	0.10	(g)	2.76	2.86	(0.08)	(1.19)	(1.27)
Year Ended June 30, 2017	15.40	0.10	(g)	3.08	3.18	(0.10)	— (f)	(0.10)
Year Ended June 30, 2016	17.29	0.11		(1.23)	(1.12)	(0.10)	(0.67)	(0.77)
Year Ended June 30, 2015	16.52	0.12		1.24	1.36	(0.05)	(0.54)	(0.59)
Year Ended June 30, 2014	13.35	0.06	(i)	3.46	3.52	(0.06)	(0.29)	(0.35)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Amount rounds to less than 0.005%.
(i)

Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income(loss) per share would have been $(0.02), $(0.09), $0.02, $0.05, $(0.05), and $0.06 for Class A, Class C, Class I, Class L, Class R2 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been (0.12)%, (0.61)%, 0.13%, 0.34%, (0.36)% and 0.38% for Class A, Class C, Class I, Class L, Class R2 and Class R6 Class Shares, respectively.

(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$14.31	(18.20)%	$146,042	1.22%	0.01	%(g)	1.22%	27%
19.60	15.40	210,050	1.22	0.00	(g)(h)	1.23	52
18.10	20.04	244,958	1.25	(0.01	)(g)	1.35	53
15.09	(6.86)	226,309	1.26	0.15		1.44	49
16.96	7.98	240,064	1.25	0.21		1.40	56
16.25	25.86	126,858	1.25	(0.08	)(i)	1.34	51

13.53	(18.44)	30,721	1.72	(0.51	)(g)	1.73	27
18.70	14.85	45,633	1.73	(0.50	)(g)	1.73	52
17.40	19.43	49,946	1.75	(0.51	)(g)	1.85	53
14.57	(7.35)	45,932	1.76	(0.34)		1.91	49
16.46	7.47	45,202	1.75	(0.28)		1.88	56
15.86	25.27	22,539	1.75	(0.57	)(i)	1.84	51

14.68	(18.09)	285,849	0.96	0.26	(g)	0.97	27
20.05	15.73	433,317	0.96	0.27	(g)	0.97	52
18.47	20.29	387,043	1.01	0.25	(g)	1.05	53
15.40	(6.63)	289,631	1.00	0.42		1.11	49
17.29	8.25	246,645	1.00	0.45		1.11	56
16.53	26.21	160,279	1.00	0.17	(i)	1.09	51

14.65	(18.09)	396,282	0.81	0.42	(g)	0.81	27
20.05	15.95	554,361	0.81	0.42	(g)	0.82	52
18.46	20.50	711,139	0.82	0.43	(g)	0.87	53
15.39	(6.48)	587,279	0.82	0.63		0.90	49
17.28	8.49	352,036	0.82	0.64		0.94	56
16.51	26.42	216,698	0.82	0.39	(i)	0.94	51

13.98	(18.30)	42,697	1.47	(0.23	)(g)	1.48	27
19.22	15.13	49,715	1.48	(0.25	)(g)	1.48	52
17.81	19.70	51,511	1.50	(0.24	)(g)	1.69	53
14.88	(7.09)	34,326	1.51	(0.05)		1.75	49
16.77	7.66	17,846	1.50	(0.04)		1.66	56
16.12	25.66	9,785	1.50	(0.32	)(i)	1.59	51

14.22	(18.24)	19,334	1.21	0.04	(g)	1.22	27
19.50	15.49	17,655	1.21	0.04	(g)	1.21	52
18.03	13.01	9,560	1.23	0.25	(g)	1.24	53

14.60	(18.16)	5,828	0.97	0.28	(g)	0.98	27
19.98	15.73	5,773	1.01	0.28	(g)	1.04	52
18.44	13.24	794	1.00	0.89	(g)	1.07	53

14.62	(18.03)	9,721	0.81	0.46	(g)	0.81	27
20.01	15.83	6,491	0.85	0.43	(g)	0.86	52
18.45	13.44	145	0.83	0.51	(g)	0.90	53

14.66	(18.03)	395,611	0.71	0.53	(g)	0.72	27
20.07	16.05	455,851	0.71	0.53	(g)	0.72	52
18.48	20.64	296,577	0.72	0.55	(g)	0.72	53
15.40	(6.39)	139,835	0.73	0.71		0.74	49
17.29	8.54	69,755	0.73	0.73		0.76	56
16.52	26.54	45,604	0.75	0.42	(i)	0.84	51

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	73

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 6 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
JPMorgan Small Cap Blend Fund	Class A, Class C, Class I and Class R6*	JPM I	Diversified
JPMorgan Small Cap Core Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan Small Cap Equity Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan Small Cap Growth Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Small Cap Value Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan U.S. Small Company Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified

*	Class R6 commenced operations on July 2, 2018 for JPMorgan Small Cap Blend Fund.

The investment objectives of JPMorgan Small Cap Blend Fund (“Small Cap Blend Fund”), JPMorgan Small Cap Core Fund (“Small Cap Core Fund”) and JPMorgan Small Cap Equity Fund (“Small Cap Equity Fund”) are to seek capital growth over the long term.

The investment objective of JPMorgan Small Cap Growth Fund (“Small Cap Growth Fund”) is to seek long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

The investment objective of JPMorgan Small Cap Value Fund (“Small Cap Value Fund”) is to seek long-term capital growth primarily by investing in equity securities of small-capitalization companies.

The investment objective of JPMorgan U.S. Small Company Fund (“U.S. Small Company Fund”) is to seek to provide high total return from a portfolio of small company stocks.

Class L Shares for the Small Cap Growth Fund and U.S. Small Company Fund are publicly offered on a limited basis. Investors are not eligible to purchase shares of the Funds unless they meet certain requirements as described in the Funds’ prospectuses.

All share classes of the Small Cap Equity Fund are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Fund’s prospectuses.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, thus, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Boards of Trustees (the “Boards”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security

74	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Boards.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Small Cap Blend Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$238,237	$—		$—	$238,237

Small Cap Core Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$307,184	$—	(c)	$—	$307,184

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(271)	$—		$—	$(271)

Small Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$5,732,900	$—		$—	$5,732,900

Small Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,209,369	$—		$—	$2,209,369

Small Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$1,556,507	$—	(c)	$—	$1,556,507

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(761)	$—		$—	$(761)

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	75

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

U.S. Small Company Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$1,450,789	$—	(c)	$—	$1,450,789

Appreciation in Other Financial Instruments
Futures Contracts (a)	$747	$—		$—	$747

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs. Please refer to the SOIs for asset class specifics of portfolio holdings.
(b)	All portfolio holdings designated as level 1 and level 2 are disclosed individually on the SOIs. Level 2 consists of a warrant. Please refer to the SOIs for industry specifics of portfolio holdings.
(c)	Value is zero.

There were no transfers among any levels during the six months ended December 31, 2018.

B. Futures Contracts — Small Cap Core Fund, Small Cap Value Fund and U.S. Small Company Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Funds buy futures contracts to invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the six month ended December 31, 2018 (amounts in thousands):

	Small Cap Core Fund	Small Cap Value Fund	U.S. Small Company Fund
Futures Contracts — Equity:
Average Notional Balance Long	$10,826	$53,598	$51,316
Ending Notional Balance Long	11,067	37,654	19,029

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Securities Lending — Effective October 5, 2018, the Funds became authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the IM Shares of JPMorgan U.S. Government Money Market Fund and the Agency SL Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

76	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations (amounts in thousands).

Dividend Income
Small Cap Blend Fund	$74
Small Cap Core Fund	51
Small Cap Equity Fund	563
Small Cap Growth Fund	583
Small Cap Value Fund	311
U.S. Small Company Fund	316

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities).

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of Collateral Investments are disclosed on the SOIs. At December 31, 2018, the value of outstanding securities on loan and the value of Collateral investments were as follows (amounts in thousands):

	Value of Securities on Loan	Cash Collateral Posted by Borrower	Total value of Collateral Investments
Small Cap Blend Fund	$24,891	$25,185	$25,185
Small Cap Core Fund	18,427	18,684	18,684
Small Cap Equity Fund	137,012	157,951	157,951
Small Cap Growth Fund	145,272	146,444	146,444
Small Cap Value Fund	92,921	96,998	96,998
U.S. Small Company Fund	107,364	109,798	109,798

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

The following table presents the Funds’ value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collated received or posted by the Funds as of December 31, 2018 (amounts in thousands).

	Investment Securities on Loan, at value, Presented on the Statement of Assets and Liabilities	Cash Collateral Posted by Borrower	Net Amount Due to Counterparty (not less than zero)
Small Cap Blend Fund	$24,891	$(24,891)	$—
Small Cap Core Fund	18,427	(18,427)	—
Small Cap Equity Fund	137,012	(137,012)	—
Small Cap Growth Fund	145,272	(145,272)	—
Small Cap Value Fund	92,921	(92,921)	—
U.S. Small Company Fund	107,364	(107,364)	—

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	77

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the investment in the JPMorgan U.S. Government Money Market Fund from 0.16% to 0.06%. JPMIM waived fees associated with the Funds’ investment in JPMorgan U.S. Government Money Market Fund as follows (amounts in thousands):

Small Cap Blend Fund	$1
Small Cap Core Fund	1
Small Cap Equity Fund	6
Small Cap Growth Fund	6
Small Cap Value Fund	3
U.S. Small Company Fund	3

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).

D. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser or its affiliates. An issuer which is under common control with a fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Amounts in the tables below are in thousands.

Small Cap Blend Fund

For the six months ended December 31, 2018
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income		Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.60% (a) (b)	$—	$22,000	$3,000	$—	$—	$19,000	19,002	$51	*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (a) (b)	—	28,790	22,605	—	—	6,185	6,185	23	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (a) (b)	5,211	54,905	54,741	—	—	5,375	5,375	58		—

Total	$5,211	$105,695	$80,346	$—	$—	$30,560		$132		$—

Small Cap Core Fund

For the six months ended December 31, 2018
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income		Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.60% (a) (b)	$—	$14,000	$—	$—	$—	$14,000	14,001	$33	*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (a) (b)	—	21,692	17,008	—	—	4,684	4,684	18	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (a) (b)	11,474	63,302	62,161	—	—	12,615	12,615	113		—

Total	$11,474	$98,994	$79,169	$—	$—	$31,299		$164		$—

78	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

Small Cap Equity Fund

For the six months ended December 31, 2018
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income		Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.60% (a) (b)	$—	$237,000	$104,000	$—	$—	$133,000	133,013	$422	*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (a) (b)	—	155,446	130,495	—	—	24,951	24,951	141	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (a) (b)	354,263	573,642	775,884	—	—	152,021	152,021	2,891		—

Total	$354,263	$966,088	$1,010,379	$—	$—	$309,972		$3,454		$—

Small Cap Growth Fund

For the six months ended December 31, 2018
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income		Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.60% (a) (b)	$—	$235,000	$110,000	$—	$—	$125,000	125,013	$446	*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (a) (b)	—	130,609	109,165	—	—	21,444	21,444	137	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (a) (b)	52,237	535,043	567,444	—	—	19,836	19,836	354		—

Total	$52,237	$900,652	$786,609	$—	$—	$166,280		$937		$—

Small Cap Value Fund

For the six months ended December 31, 2018
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income		Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.60% (a) (b)	$—	$127,000	$41,000	$—	$—	$86,000	86,009	$237	*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (a) (b)	—	81,433	70,435	—	—	10,998	10,998	74	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (a) (b)	25,875	228,189	209,834	—	—	44,230	44,230	540		—

Total	$25,875	$436,622	$321,269	$—	$—	$141,228		$851		$—

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	79

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

U.S. Small Company Fund

For the six months ended December 31, 2018
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income		Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.60% (a) (b)	$—	$122,000	$30,000	$—	$—	$92,000	92,009	$241	*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (a) (b)	—	82,018	64,220	—	—	17,798	17,798	75	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (a) (b)	65,468	214,844	254,958	—	—	25,354	25,354	481		—

Total	$65,468	$418,862	$349,178	$—	$—	$135,152		$797		$—

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2018.
*	Amount is included in the Statements of Operations as Income from securities lending (net).

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each class of the Funds for the six months ended December 31, 2018 are as follows (amounts in thousands):

	Class A	Class C		Class I	Class L	Class R2		Class R3		Class R4		Class R5		Class R6		Total
Small Cap Blend Fund
Transfer agency fees	$9	$1		$1	n/a	n/a		n/a		n/a		n/a		n/a		$11
Small Cap Core Fund
Transfer agency fees	1	—	(a)	1	n/a	$—	(a)	$—	(a)	$—	(a)	$4		$—	(a)	6
Small Cap Equity Fund
Transfer agency fees	33	4		29	n/a	1		—	(a)	—	(a)	9		6		82
Small Cap Growth Fund
Transfer agency fees	22	1		4	$2	1		—	(a)	—	(a)	—	(a)	5		35
Small Cap Value Fund
Transfer agency fees	12	2		5	n/a	25		2		—	(a)	2		16		64
U.S. Small Company Fund
Transfer agency fees	11	4		6	5	4		—	(a)	1		—	(a)	9		40

(a)	Amount rounds to less than one thousand.

80	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2018, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

H. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually, except for Small Cap Value Fund, which are generally declared and paid quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to Investment Advisory Agreements, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Small Cap Blend Fund	0.65%
Small Cap Core Fund	0.65
Small Cap Equity Fund	0.65
Small Cap Growth Fund	0.65
Small Cap Value Fund	0.65
U.S. Small Company Fund	0.60

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to Administration Agreements, the Administrator provides certain administration services to the Funds. In consideration of these services during the six months ended December 31, 2018, the Administrator received a fee that was accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2018, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

Effective January 1, 2019, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion and 0.01% of each Fund’s respective average daily net assets in excess of $25 billion.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trusts’ principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Small Cap Blend Fund	0.25%	0.75%	n/a	n/a
Small Cap Core Fund	0.25	0.75	0.50%	0.25%
Small Cap Equity Fund	0.25	0.75	0.50	0.25
Small Cap Growth Fund	0.25	0.75	0.50	0.25
Small Cap Value Fund	0.25	0.75	0.50	0.25
U.S. Small Company Fund	0.25	0.75	0.50	0.25

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	81

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2018, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Small Cap Blend Fund	$26	$—
Small Cap Core Fund	2	—
Small Cap Equity Fund	6	—	(a)
Small Cap Growth Fund	91	—	(a)
Small Cap Value Fund	4	—
U.S. Small Company Fund	4	—	(a)

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Small Cap Blend Fund	0.25%	0.25%	0.25%	n/a	n/a	n/a	n/a	n/a
Small Cap Core Fund	0.25	0.25	0.25	n/a	0.25%	0.25%	0.25%	0.10%
Small Cap Equity Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Small Cap Growth Fund	0.25	0.25	0.25	0.10%	0.25	0.25	0.25	0.10
Small Cap Value Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
U.S. Small Company Fund	0.25	0.25	0.25	0.10	0.25	0.25	0.25	0.10

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations. Prior to March 1, 2018, payments to the custodian were reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6
Small Cap Blend Fund	1.24%	1.74%	0.99%	n/a	n/a	n/a	n/a	n/a	0.74%
Small Cap Core Fund	1.24	1.74	0.99	n/a	1.49%	1.24%	0.99%	0.80%	0.74
Small Cap Equity Fund	1.24	1.74	0.99	n/a	1.49	1.24	0.99	0.80	0.74
Small Cap Growth Fund	1.24	1.74	0.99	0.85%	1.49	1.24	0.99	0.84	0.74
Small Cap Value Fund	1.24	1.74	0.99	n/a	1.49	1.24	0.99	0.84	0.74
U.S. Small Company Fund	1.26	1.76	1.01	0.83	1.51	1.26	1.01	0.86	0.76

The expense limitation agreements were in effect for the six months ended December 31, 2018. The contractual expense limitation percentages are in place until at least October 31, 2019.

For the six months ended December 31, 2018, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

82	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Small Cap Blend Fund	$72	$48	$11	$131	$—
Small Cap Core Fund	87	58	49	194	—	(a)
Small Cap Equity Fund	161	107	321	589	4
Small Cap Growth Fund	116	75	28	219	6
Small Cap Value Fund	102	66	44	212	11

(a)	Amount rounds to less than one thousand.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund.

The amount of waivers resulting from investments in these money market funds for the six months ended December 31, 2018 was as follows (amounts in thousands):

Small Cap Blend Fund	$6
Small Cap Core Fund	12
Small Cap Equity Fund	327
Small Cap Growth Fund	47
Small Cap Value Fund	53
U.S. Small Company Fund	56

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2018, the Funds purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Funds may use related party broker-dealers. For the six months ended December 31, 2018, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2018, purchases and sales of investments (excluding short-term investments and transfers in-kind) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Small Cap Blend Fund	$108,174	$72,594
Small Cap Core Fund	129,714	95,514
Small Cap Equity Fund	984,038	1,117,874
Small Cap Growth Fund	872,676	551,822
Small Cap Value Fund	462,949	622,858
U.S. Small Company Fund	439,140	525,717

During the six months ended December 31, 2018, there were no purchases or sales of U.S. Government securities.

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	83

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2018 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Small Cap Blend Fund	$224,790	$38,506	$25,059	$13,447
Small Cap Core Fund	303,919	41,678	38,684	2,994
Small Cap Equity Fund	4,778,877	1,287,535	333,512	954,023
Small Cap Growth Fund	2,026,061	402,188	218,880	183,308
Small Cap Value Fund	1,529,130	240,913	214,297	26,616
U.S. Small Company Fund	1,446,501	191,892	186,857	5,035

As of June 30, 2018, the Funds did not have any capital loss carryforwards.

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 4, 2019.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the six months ended December 31, 2018.

The Trusts, along with certain other trusts (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 14, 2018, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds did not utilize the Credit Facility during the six months ended December 31, 2018.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

84	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

As of December 31, 2018, the Funds had non-affiliated omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of Non-Affiliated Omnibus Accounts	% of the Fund
Small Cap Blend Fund	3	55.5%
Small Cap Core Fund	1	12.2
Small Cap Equity Fund	1	10.3
Small Cap Growth Fund	1	13.4

As of December 31, 2018, the JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the following Funds:

JPMorgan SmartRetirement Funds
Small Cap Growth Fund	12.7%
Small Cap Value Fund	19.7

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

Because the Funds may invest a significant portion of their assets in REITs, the Funds may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

8. New Accounting Pronouncements

In August 2018, the Financial Accounting Standard Board (“FASB”) issued Accounting Standard Update (“ASU”) 2018-13 (“ASU 2018-13”) Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. We have evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect to the Funds’ net assets or results of operation.

In August 2018, the SEC adopted their Disclosure Update and Simplification Rule (the “Rule”). The Rule is part of the SEC’s overall project to improve disclosure effectiveness by amending certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. We have evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect on the Funds’ net assets or results of operation.

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	85

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2018, and continued to hold your shares at the end of the reporting period, December 31, 2018.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan Small Cap Blend Fund
Class A
Actual*	$1,000.00	$836.40	$5.74	1.24%
Hypothetical*	1,000.00	1,018.95	6.31	1.24
Class C
Actual*	1,000.00	834.60	8.05	1.74
Hypothetical*	1,000.00	1,016.43	8.84	1.74
Class I
Actual*	1,000.00	837.30	4.58	0.99
Hypothetical*	1,000.00	1,020.21	5.04	0.99
Class R6
Actual**	1,000.00	832.80	3.38	0.74
Hypothetical*	1,000.00	1,021.48	3.77	0.74

JPMorgan Small Cap Core Fund
Class A
Actual*	1,000.00	813.80	5.62	1.23
Hypothetical*	1,000.00	1,019.00	6.26	1.23
Class C
Actual*	1,000.00	811.50	7.94	1.74
Hypothetical*	1,000.00	1,016.43	8.84	1.74
Class I
Actual*	1,000.00	814.80	4.48	0.98
Hypothetical*	1,000.00	1,020.27	4.99	0.98
Class R2
Actual*	1,000.00	812.60	6.81	1.49
Hypothetical*	1,000.00	1,017.69	7.58	1.49
Class R3
Actual*	1,000.00	813.60	5.67	1.24
Hypothetical*	1,000.00	1,018.95	6.31	1.24

86	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan Small Cap Core Fund (continued)
Class R4
Actual*	$1,000.00	$814.80	$4.48	0.98%
Hypothetical*	1,000.00	1,020.27	4.99	0.98
Class R5
Actual*	1,000.00	815.40	3.61	0.79
Hypothetical*	1,000.00	1,021.22	4.02	0.79
Class R6
Actual*	1,000.00	815.70	3.34	0.73
Hypothetical*	1,000.00	1,021.53	3.72	0.73

JPMorgan Small Cap Equity Fund
Class A
Actual*	1,000.00	859.30	5.76	1.23
Hypothetical*	1,000.00	1,019.00	6.26	1.23
Class C
Actual*	1,000.00	857.10	8.10	1.73
Hypothetical*	1,000.00	1,016.48	8.79	1.73
Class I
Actual*	1,000.00	860.40	4.60	0.98
Hypothetical*	1,000.00	1,020.27	4.99	0.98
Class R2
Actual*	1,000.00	858.30	6.93	1.48
Hypothetical*	1,000.00	1,017.74	7.53	1.48
Class R3
Actual*	1,000.00	859.30	5.76	1.23
Hypothetical*	1,000.00	1,019.00	6.26	1.23
Class R4
Actual*	1,000.00	860.30	4.60	0.98
Hypothetical*	1,000.00	1,020.27	4.99	0.98
Class R5
Actual*	1,000.00	861.30	3.71	0.79
Hypothetical*	1,000.00	1,021.22	4.02	0.79
Class R6
Actual*	1,000.00	861.60	3.43	0.73
Hypothetical*	1,000.00	1,021.53	3.72	0.73

JPMorgan Small Cap Growth Fund
Class A
Actual*	1,000.00	829.50	5.72	1.24
Hypothetical*	1,000.00	1,018.95	6.31	1.24
Class C
Actual*	1,000.00	826.80	8.01	1.74
Hypothetical*	1,000.00	1,016.43	8.84	1.74
Class I
Actual*	1,000.00	830.20	4.57	0.99
Hypothetical*	1,000.00	1,020.21	5.04	0.99
Class L
Actual*	1,000.00	831.30	3.88	0.84
Hypothetical*	1,000.00	1,020.97	4.28	0.84
Class R2
Actual*	1,000.00	828.20	6.87	1.49
Hypothetical*	1,000.00	1,017.69	7.58	1.49
Class R3
Actual*	1,000.00	829.50	5.72	1.24
Hypothetical*	1,000.00	1,018.95	6.31	1.24

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	87

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan Small Cap Growth Fund (continued)
Class R4
Actual*	$1,000.00	$830.00	$4.57	0.99%
Hypothetical*	1,000.00	1,020.21	5.04	0.99
Class R5
Actual*	1,000.00	830.90	3.88	0.84
Hypothetical*	1,000.00	1,020.97	4.28	0.84
Class R6
Actual*	1,000.00	831.00	3.42	0.74
Hypothetical*	1,000.00	1,021.48	3.77	0.74

JPMorgan Small Cap Value Fund
Class A
Actual*	1,000.00	812.90	5.67	1.24
Hypothetical*	1,000.00	1,018.95	6.31	1.24
Class C
Actual*	1,000.00	810.80	7.94	1.74
Hypothetical*	1,000.00	1,016.43	8.84	1.74
Class I
Actual*	1,000.00	814.00	4.53	0.99
Hypothetical*	1,000.00	1,020.21	5.04	0.99
Class R2
Actual*	1,000.00	811.80	6.80	1.49
Hypothetical*	1,000.00	1,017.69	7.58	1.49
Class R3
Actual*	1,000.00	812.80	5.67	1.24
Hypothetical*	1,000.00	1,018.95	6.31	1.24
Class R4
Actual*	1,000.00	814.10	4.53	0.99
Hypothetical*	1,000.00	1,020.21	5.04	0.99
Class R5
Actual*	1,000.00	814.70	3.84	0.84
Hypothetical*	1,000.00	1,020.97	4.28	0.84
Class R6
Actual*	1,000.00	815.00	3.39	0.74
Hypothetical*	1,000.00	1,021.48	3.77	0.74

JPMorgan U.S. Small Company Fund
Class A
Actual*	1,000.00	818.00	5.59	1.22
Hypothetical*	1,000.00	1,019.06	6.21	1.22
Class C
Actual*	1,000.00	815.60	7.87	1.72
Hypothetical*	1,000.00	1,016.53	8.74	1.72
Class I
Actual*	1,000.00	819.10	4.40	0.96
Hypothetical*	1,000.00	1,020.37	4.89	0.96
Class L
Actual*	1,000.00	819.10	3.71	0.81
Hypothetical*	1,000.00	1,021.12	4.13	0.81
Class R2
Actual*	1,000.00	817.00	6.73	1.47
Hypothetical*	1,000.00	1,017.80	7.48	1.47
Class R3
Actual*	1,000.00	817.60	5.54	1.21
Hypothetical*	1,000.00	1,019.11	6.16	1.21

88	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan U.S. Small Company Fund (continued)
Class R4
Actual*	$1,000.00	$818.40	$4.45	0.97%
Hypothetical*	1,000.00	1,020.32	4.94	0.97
Class R5
Actual*	1,000.00	819.70	3.72	0.81
Hypothetical*	1,000.00	1,021.12	4.13	0.81
Class R6
Actual*	1,000.00	819.70	3.26	0.71
Hypothetical*	1,000.00	1,021.63	3.62	0.71

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**

Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the actual period). Commencement of operations was July 2, 2018.

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	89

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2018, at which the Trustees considered the continuation of the investment advisory agreements for each Fund whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 15, 2018.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of the Funds as compared to the Funds’ objectives and peer groups. Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements. The Trustees also discussed the Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Funds throughout the year, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the applicable Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team, including personnel changes. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

90	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Funds for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints, but noted that each Fund has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allow each Fund’s shareholders to share potential economies of scale from a Fund’s inception and that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has added or enhanced services to the Funds over time, noting the Adviser’s substantial investments in its business in support of the Funds, including investments in trading systems and technology (including cybersecurity improvements), attraction and retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Small Cap Growth Fund and Small Cap Value Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Small Cap Blend Fund, Small Cap Core Fund, Small Cap Equity Fund, and U.S. Small Company Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	91

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in each Fund’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Small Cap Blend Fund’s performance for Class A shares was in the first quintile based upon both the Peer Group and Universe for each of the one-, three-, and five-year periods ended December 31, 2017. The Trustees noted that the performance for Class I shares was also in the first quintile based upon both the Peer Group and Universe for each of the one-, three-, and five-year periods ended December 31, 2017. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Small Cap Core Fund’s performance for Class A Shares was in the first quintile based upon the Peer Group and in the second quintile based upon the Universe for the one-year period ended December 31, 2017. The Trustees noted that the performance for Class R5 shares was in the first, second and first quintiles based upon the Peer Group, and in the second, third and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively . The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Small Cap Equity Fund’s performance for Class A shares was in the first quintiles based upon the Peer Group, and in the second, first and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees noted that the performance for Class I Shares was in the first, first, and third quintiles based upon the Peer Group, and in the first quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Small Cap Growth Fund’s performance for both Class A and Class I shares was in the first quintiles based upon both the Peer Group and the Universe, for the one-, three- and five-year periods ended December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Small Cap Value Fund’s performance for Class A shares was in the fifth quintile based upon the Peer Group for each of the one-, three-, and five-year periods ended December 31, 2017, and in the fifth, fourth and fourth quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees noted that the performance for Class I shares was in the fifth, fourth and first quintiles based upon the Peer Group for the one-, three-, and five-year periods ended December 31, 2017, respectively, and in the fifth, fourth and fourth quintile based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under

92	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

the circumstances. They requested, however, that the Adviser provide additional Fund performance information to be reviewed with the members of the Equity Committee at each of their regular meetings over the course of the next year.

The Trustees noted that the U.S. Small Company Fund’s performance for Class A shares was in fifth, fifth and third quintiles based upon the Peer Group, and in the fifth, fourth and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees noted that the performance for Class I shares was in fourth, fifth and second quintiles based upon the Peer Group, and in the fifth, fourth and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances. They requested, however, that the Adviser provide additional Fund performance information to be reviewed with the members of the equity committee at each of their regular meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as each Fund. The Trustees recognized that Broadridge/Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the Fee Caps currently in place for each Fund, the net advisory fee rate after taking into account any waivers and/or reimbursements, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Small Cap Blend Fund’s net advisory fee for Class A shares was in the third quintile based upon the Peer Group and in the second quintile based upon the Universe, and that the actual total expenses for Class A shares were in the second quintile based upon both the Peer Group and Universe; and Class I shares were in the first and third quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Small Cap Core Fund’s net advisory fee for Class A shares was in the first quintile based upon both the Peer Group and in the second quintile based upon the Universe, and that the actual total expenses for Class A shares were in the second quintiles based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Class R5 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Small Cap Equity Fund’s net advisory fee for Class A shares was in the first quintile based upon the Peer Group and in the second quintile based upon the Universe, and that the actual total expenses for Class A shares were in the third and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the second quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the second and third quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Small Cap Growth Fund’s net advisory fee for Class A shares was in the second quintile based upon both the Peer Group and Universe, and that actual total expenses were in the third and second quintiles, based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the second quintile based upon both the Peer Group and Universe, respectively, and that actual total expenses were in the second and third quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Small Cap Value Fund’s net advisory fee for Class A shares was in the second quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the third and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the first and third quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in

DECEMBER 31, 2018	J.P. MORGAN SMALL CAP FUNDS	93

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the U.S. Small Company Fund’s net advisory fee for Class A shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the second and first quintiles based upon the Peer Group and

Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the second quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

94	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2018

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2018. All rights reserved. December 2018.	SAN-SC-1218

Semi-Annual Report

J.P. Morgan Mid Cap/Multi-Cap Funds

December 31, 2018 (Unaudited)

JPMorgan Growth Advantage Fund

JPMorgan Mid Cap Equity Fund

JPMorgan Mid Cap Growth Fund

JPMorgan Mid Cap Value Fund

JPMorgan Value Advantage Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Funds, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

February 14, 2019 (Unaudited)

Dear Shareholder,

While the U.S. economy largely outperformed other leading economies during the second half of 2018, record corporate profits and historically low unemployment were overshadowed in December by a sell-off in equity markets, unsettled global trade tensions and a political impasse that led to the temporary shutdown of large parts of the federal government.

“Overall, economists generally remained optimistic about the fundamental strength of the U.S. economy at the end of 2018.” — George C.W. Gatch

The second longest U.S. economic expansion on record extended through the third and fourth quarters of 2018. Gross domestic product advanced 3.4% in the third quarter of 2018, and was on pace to grow by about 3% for the full year 2018. In September, the U.S. jobless rate dipped to 3.7% - its lowest level in nearly 50 years - and stood at 3.9% at the end of the year. In response, the U.S. Federal Reserve raised interest rates in September and again in December.

U.S. aggregate corporate revenues and earnings reached record high levels in the second and third quarters of 2018. Though some profit growth was attributed to the temporary benefits of late-2017 tax cut legislation, the outlook for U.S. corporate earnings remained generally positive at the end of the year.

Equity prices in the U.S. largely rose during the third quarter of 2018. The S&P 500 Index hit record highs in August and remained elevated in September. However, early October saw a sharp sell-off in financial markets and the worst December for the S&P 500 Index since 1931 erased all gains seen in the prior five months.

By the end of 2018, investors were confronted with several worrying developments. Leading economies, particularly China and the European Union, showed significant signs of slowing in the latter half of the year. While U.S.-China trade tariffs had little clear direct impact on the U.S. economy in 2018, a continuation or acceleration of protectionist policies could begin to hinder growth. Though the federal government shutdown ended subsequent to the end of the reporting period, the solution was a short-term budget agreement that failed to alleviate concerns about the possibility of future shutdowns.

Overall, economists generally remained optimistic about the fundamental strength of the U.S. economy at the end of 2018. While U.S. corporate profits and gross domestic product are expected to grow in the year ahead, the extent to which U.S. financial markets benefit remains to be seen, given the length of the current economic expansion.

We believe investors who maintain a patient approach and a well-diversified portfolio may be best positioned to navigate current market conditions. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

DECEMBER 31, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	1

J.P. Morgan Mid Cap/Multi-Cap Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

U.S. equity prices were largely supported by strong corporate earnings and revenue, low interest rates and an expanding domestic economy. In August, U.S. equity prices reached record highs and remained elevated through September. However, share prices fell sharply and market volatility spiked in early October, then rebounded slightly in November before plummeting again in December, erasing gains made over the previous five months.

Overall, U.S. large cap equity outperformed mid cap and small cap equity and growth stocks outperformed value stocks. For the six months ended December 31, 2018, the S&P 500 returned -6.85% and the Russell Midcap Index returned -11.14%.

2	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2018

JPMorgan Growth Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	(10.96)%
Russell 3000 Growth Index	(8.90)%

Net Assets as of 12/31/2018 (In Thousands)	$7,769,612

INVESTMENT OBJECTIVE**

The JPMorgan Growth Advantage Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, underperformed the Russell 3000 Growth Index (the “Benchmark”) for the six months ended December 31, 2018. The Fund’s security selection in the consumer discretionary and health care sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the producer durables and materials & processing sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Electronic Arts Inc., Nvidia Corp. and East West Bancorp Inc. Shares of Electronic Arts, a maker of digital interactive games and entertainment, fell after the company reduced its 2019 revenue and earnings forecast and delayed the launch of a significant game. The Fund eliminated its position in the stock during the reporting period. Shares of Nvidia, a semiconductor manufacturer, fell after the company reported weaker-than-expected results for the third quarter of 2018 amid a decline in demand for its specialty semiconductors. Shares of East West Bancorp, a Chinese-American bank, fell amid investor concerns about U.S.-China trade tariffs and a weaker outlook for bank profit margins.

Leading individual contributors to relative performance included the Fund’s overweight positions Lennox International Inc., UnitedHealth Group Inc. and Waste Connections Inc. Shares of Lennox International, a provider of heating, ventilation and air conditioning systems, rose after the company raised its forecast for 2019 earnings. Shares of UnitedHealth Group, a health insurance provider, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2018. Shares of Waste Connections, a provider of solid waste collection, transfer and disposal services not held in the Benchmark, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2018.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies across market capitalizations in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	5.8%
2.	Amazon.com, Inc.	5.6
3.	Alphabet, Inc., Class C	5.5
4.	Apple, Inc.	5.0
5.	UnitedHealth Group, Inc.	3.9
6.	Waste Connections, Inc.	2.8
7.	Mastercard, Inc., Class A	2.4
8.	Visa, Inc., Class A	2.3
9.	Boeing Co. (The)	2.0
10.	salesforce.com, Inc.	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	34.9%
Health Care	15.9
Consumer Discretionary	12.9
Industrials	12.9
Communication Services	9.3
Financials	6.9
Materials	2.3
Investment of cash collateral from securities loaned	1.7
Energy	1.5
Real Estate	0.8
Short-Term Investments	0.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2018. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	3

JPMorgan Growth Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	October 29, 1999
With Sales Charge**		(15.62)%	(6.80)%	8.65%	15.21%
Without Sales Charge		(10.96)	(1.63)	9.83	15.83
CLASS C SHARES	May 1, 2006
With CDSC***		(12.18)	(3.14)	9.28	15.24
Without CDSC		(11.18)	(2.14)	9.28	15.24
CLASS I SHARES	May 1, 2006	(10.82)	(1.39)	10.05	16.07
CLASS R2 SHARES	July 31, 2017	(11.07)	(1.89)	9.55	15.55
CLASS R3 SHARES	May 31, 2017	(10.95)	(1.63)	9.84	15.85
CLASS R4 SHARES	May 31, 2017	(10.82)	(1.34)	10.09	16.13
CLASS R5 SHARES	January 8, 2009	(10.77)	(1.22)	10.24	16.29
CLASS R6 SHARES	December 23, 2013	(10.71)	(1.12)	10.36	16.34

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/08 TO 12/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R3 Shares prior to their inception dates are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. The actual returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for Class R4 and Class R5 Shares prior to their inception dates are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Class I Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares from January 8, 2009 to December 22, 2013 and Class I Shares prior to January 8, 2009. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth Advantage Fund, the Russell 3000 Growth Index and the Lipper Multi-Cap Growth Funds Index from December 31, 2008 to

December 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 3000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Growth Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with higher price-to-book ratios and higher forecasted growth values. The Lipper Multi-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2018

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(10.90)%
Russell Midcap Index	(11.14)%

Net Assets as of 12/31/2018 (In Thousands)	$2,417,474

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Equity Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell Midcap Index (the “Benchmark”) for the six months ended December 31, 2018. The Fund’s security selection in the energy sector and the materials & processing sector was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the technology and consumer staples sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Ball Corp., O’Reilly Automotive Inc. and Red Hat Inc. Shares of Ball, a metal packaging maker, rose after the company reaffirmed its 2019 forecast. Shares of O’Reilly Automotive, an automotive parts retailer, rose amid a healthy environment for the auto parts sector and investor expectations that the company will perform well in the later stages of the economic expansion. Shares of Red Hat, a provider of open source software, rose after IBM Corp. agreed to acquire the company for an estimated $34 billion.

Leading individual detractors from relative performance included the Fund’s overweight positions in EQT Inc., Mohawk Industries Inc. and Electronic Arts Inc. Shares of EQT, a natural gas production and transmission company, fell after the company reported higher operating expenses and lower-than-expected results for the third quarter of 2018. Shares of Mohawk Industries, a maker of commercial and residential flooring, fell amid a slump in the U.S. housing sector. Shares of Electronic Arts, a maker of digital interactive games and entertainment not held in the Benchmark, fell after the company reduced its 2019 revenue and earnings forecast and delayed the launch of a significant game.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers sought to identify dominant franchises with predictable business models they deemed capable of achieving, in their view, sustained growth, as well as undervalued companies with the potential to grow their intrinsic value per share.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Waste Connections, Inc.	1.4%
2.	Hilton Worldwide Holdings, Inc.	1.4
3.	Ross Stores, Inc.	1.3
4.	O’Reilly Automotive, Inc.	1.3
5.	Ball Corp.	1.3
6.	Amphenol Corp., Class A	1.3
7.	ServiceNow, Inc.	1.2
8.	CBRE Group, Inc., Class A	1.1
9.	CMS Energy Corp.	1.0
10.	Global Payments, Inc.	1.0

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	20.1%
Consumer Discretionary	14.9
Financials	14.0
Health Care	12.3
Industrials	11.3
Real Estate	6.5
Utilities	4.9
Materials	4.3
Energy	3.5
Consumer Staples	2.7
Communication Services	2.0
Investment of cash collateral from securities loaned	1.9
Short-Term Investments	1.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2018. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	5

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 2, 2009
With Sales Charge**		(15.69)%	(13.32)%	4.71%	12.59%
Without Sales Charge		(11.01)	(8.51)	5.85	13.20
CLASS C SHARES	November 2, 2009
With CDSC***		(12.21)	(9.96)	5.33	12.69
Without CDSC		(11.21)	(8.96)	5.33	12.69
CLASS I SHARES	January 1, 1997	(10.90)	(8.29)	6.19	13.55
CLASS R2 SHARES	March 14, 2014	(11.11)	(8.73)	5.60	13.07
CLASS R5 SHARES	March 14, 2014	(10.82)	(8.13)	6.31	13.61
CLASS R6 SHARES	March 14, 2014	(10.77)	(8.04)	6.38	13.65

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/08 TO 12/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A and Class C Shares prior to their inception dates are based on the performance of Class I Shares. The actual returns of Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Class I Shares.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares from November 2, 2009 to March 13, 2014 and Class I Shares prior to November 2, 2009. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A and Class I Shares.

Returns for Class R5 and Class R6 Shares prior to their inception dates are based on the performance of Class I Shares. The actual returns of Class R5 and Class R6 Shares would have been different because Class R5 and Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Class I Shares of JPMorgan Mid Cap Equity Fund, the Russell Midcap Index, the Lipper Multi-Cap Core Funds Index and the Lipper Multi-Cap Growth Funds Index from December 31, 2008 to December 31, 2018. The performance of the

Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Core Funds Index and the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index and the Lipper Multi-Cap Growth Funds Index are indices based on total returns of certain mutual funds within designated categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2018

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(10.54)%
Russell Midcap Growth Index	(9.63)%

Net Assets as of 12/31/2018 (In Thousands)	$3,526,662

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Growth Fund (the “Fund”) seeks growth of capital.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell Midcap Growth Index (the “Benchmark”) for the six months ended December 31, 2018. The Fund’s security selection in the technology sector and its lack of a position in the consumer staples sector were leading detractors from performance relative to the Benchmark, while the Fund’s security selection in the health care and financial services sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Electronic Arts Inc. and Red Rock Resorts Inc. and its underweight position in Advanced Micro Devices Inc. Shares of Electronic Arts, a maker of digital interactive games and entertainment not held in the Benchmark, fell after the company reduced its 2019 revenue and earnings forecast and delayed the launch of a significant game. The Fund eliminated its holdings of Electronic Arts during the reporting period. Shares of Red Rock Resorts, a casino and entertainment properties operator not held in the Benchmark, fell amid higher-than-expected construction costs at its Palms project and general industry weakness in per-room revenue. Shares of Advanced Micro Devices, a maker of semiconductors, rose after the company reported better-than-expected results for the third quarter of 2018 and shifted production to smaller, faster processing units.

Leading individual contributors to relative performance included the Fund’s overweight positions in O’Reilly Automotive Inc., DexCom Inc. and Red Hat Inc. Shares of O’Reilly Automotive, an automotive parts retailer, rose amid a healthy environment for the auto parts sector and investor expectations that the company will perform well in the later stages of the economic expansion. Shares of DexCom, a medical device maker, rose after the company reported better-than-expected revenue and strong demand for its blood glucose monitoring devices. Shares of Red Hat, a provider of open source software, rose after IBM Corp. agreed to acquire the company for an estimated $34 billion.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct a portfolio of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Waste Connections, Inc.	2.7%
2.	Ross Stores, Inc.	2.7
3.	O’Reilly Automotive, Inc.	2.6
4.	ServiceNow, Inc.	2.4
5.	Global Payments, Inc.	1.9
6.	Lennox International, Inc.	1.7
7.	Red Hat, Inc.	1.6
8.	Palo Alto Networks, Inc.	1.6
9.	Fiserv, Inc.	1.5
10.	GoDaddy, Inc., Class A	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	32.1%
Health Care	17.7
Consumer Discretionary	16.4
Industrials	15.0
Financials	6.7
Investment of cash collateral from securities loaned	3.6
Materials	3.6
Communication Services	2.4
Energy	1.1
Real Estate	1.0
Short-Term Investments	0.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2018. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	7

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge**		(15.38)%	(10.40)%	5.55%	13.69%
Without Sales Charge		(10.69)	(5.44)	6.69	14.30
CLASS C SHARES	November 4, 1997
With CDSC***		(11.90)	(6.92)	6.17	13.72
Without CDSC		(10.90)	(5.92)	6.17	13.72
CLASS I SHARES	March 2, 1989	(10.54)	(5.16)	7.03	14.65
CLASS R2 SHARES	June 19, 2009	(10.80)	(5.70)	6.49	14.10
CLASS R3 SHARES	September 9, 2016	(10.66)	(5.43)	6.70	14.30
CLASS R4 SHARES	September 9, 2016	(10.55)	(5.20)	6.97	14.59
CLASS R5 SHARES	November 1, 2011	(10.48)	(5.02)	7.17	14.77
CLASS R6 SHARES	November 1, 2011	(10.46)	(4.97)	7.23	14.81

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/08 TO 12/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R2, Class R3, Class R4, Class R5 and Class R6 Shares prior to their inception dates are based on the performance of Class I Shares. Prior performance for Class R2, Class R3 and Class R4 Shares has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Mid Cap Growth Fund, the Russell Midcap Growth Index and the Lipper Mid-Cap Growth Funds Index from December 31, 2008 to December 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Mid-Cap Growth Funds Index is an index based on total returns of certain mutual funds within designated categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2018

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	(11.50)%
Russell Midcap Value Index	(12.15)%

Net Assets as of 12/31/2018 (In Thousands)	$15,024,150

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Value Fund (the “Fund”) seeks growth from capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares outperformed the Russell Midcap Value Index (the “Benchmark”) for the six months ended December 31, 2018. The Fund’s security selection in the energy and materials sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the real estate and consumer staples sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Ball Corp. and AutoZone Inc. and an underweight position in Western Digital Co. Shares of Ball, a metal packaging maker, rose after the company reaffirmed its 2019 forecast. Shares of AutoZone, an automotive parts retailer, rose after the company reported better-than-expected earnings and sales for its fiscal first quarter. Shares of Western Digital, a maker of data storage devices not held in the Fund, fell after the company reported lower-than-expected earnings and revenue for its fiscal first quarter.

Leading individual detractors from relative performance included the Fund’s overweight positions EQT Corp., Mohawk Industries Inc. and PVH Corp. Shares of EQT, a natural gas production and transmission company, fell after the company reported higher operating expenses and lower-than-expected results for the third quarter of 2018. Shares of Mohawk Industries, a maker of commercial and residential flooring, fell amid a slump in the U.S. housing sector. Shares of PVH, the parent company of the Calvin Klein and Tommy Hilfiger apparel brands, fell amid investor disappointment with the company’s results for the third quarter of 2018.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in their view, sustainable levels of free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	CMS Energy Corp.	2.1%
2.	WEC Energy Group, Inc.	2.0
3.	Xcel Energy, Inc.	2.0
4.	Diamondback Energy, Inc.	1.9
5.	Loews Corp.	1.9
6.	M&T Bank Corp.	1.8
7.	Ball Corp.	1.7
8.	Williams Cos., Inc. (The)	1.7
9.	AutoZone, Inc.	1.5
10.	T. Rowe Price Group, Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Financials	21.9%
Consumer Discretionary	13.4
Real Estate	11.8
Utilities	9.9
Information Technology	7.8
Industrials	7.6
Health Care	6.8
Energy	6.0
Consumer Staples	5.5
Materials	5.0
Communication Services	1.7
Investment of cash collateral from securities loaned	0.7
Short-Term Investments	1.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2018. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	9

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	April 30, 2001
With Sales Charge**		(16.34)%	(16.70)%	3.66%	11.51%
Without Sales Charge		(11.71)	(12.09)	4.79	12.11
CLASS C SHARES	April 30, 2001
With CDSC***		(12.93)	(13.51)	4.26	11.55
Without CDSC		(11.93)	(12.51)	4.26	11.55
CLASS I SHARES	October 31, 2001	(11.60)	(11.86)	5.04	12.39
CLASS L SHARES	November 13, 1997	(11.50)	(11.65)	5.30	12.67
CLASS R2 SHARES	November 3, 2008	(11.83)	(12.32)	4.51	11.82
CLASS R3 SHARES	September 9, 2016	(11.71)	(12.09)	4.79	12.11
CLASS R4 SHARES	September 9, 2016	(11.60)	(11.84)	5.04	12.39
CLASS R5 SHARES	September 9, 2016	(11.53)	(11.73)	5.25	12.64
CLASS R6 SHARES	September 9, 2016	(11.50)	(11.66)	5.29	12.67

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/08 TO 12/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception dates are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares.

Returns for the Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been lower because Class R4 Shares have higher expenses than Class I Shares.

Returns for the Class R5 and R6 Shares prior to their inception dates are based on the performance of Class L Shares. The actual returns of Class R5 Shares would have been lower than those shown because Class R5 Shares have higher expenses than Class L Shares. The actual returns for Class R6 Shares would have been similar to those shown because Class R6 Shares have similar expenses to Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Mid Cap Value Fund, the Russell Midcap Value Index, the Lipper Mid-Cap Value Funds Index and the Lipper Mid-Cap Core Funds Index from December 31, 2008 to December 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Value Funds Index and the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Mid-Cap Value Funds Index and the Lipper Mid-Cap Core Funds Index are indices based on total returns of certain mutual funds within designated categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2018

JPMorgan Value Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	(8.03)%
Russell 3000 Value Index	(7.51)%

Net Assets as of 12/31/2018 (In Thousands)	$9,877,347

INVESTMENT OBJECTIVE**

The JPMorgan Value Advantage Fund (the “Fund”) seeks to provide long-term total return from a combination of income and capital gains.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares underperformed the Russell 3000 Value Index (the “Benchmark”) for the six months ended December 31, 2018. The Fund’s security selection in the financials and communications services sectors was a leading detractor from relative performance, while the Fund’s security selection in the energy and industrials sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Capital One Financial Corp., Dish Network Corp. and EQT Corp. Shares of Capital One Financial, a credit card and financial services provider, fell after the company reported third quarter 2018 revenue in line with analysts’ estimates. Shares of Dish Network, a subscription television service, fell after the company reported lower-than-expected revenue and a decline in subscriptions for the third quarter of 2018. Shares of EQT, a natural gas production and transmission company, fell after the company reported higher operating expenses and lower-than-expected results for the third quarter of 2018.

Leading individual contributors to performance relative to the Benchmark included the Fund’s overweight position in Ball Corp. and its underweight positions in General Electric Co. and Schlumberger Ltd. Shares of Ball, a metal packaging maker, rose after the company reaffirmed its 2019 forecast. Shares of General Electric, an industrial conglomerate not held in the Fund, fell after the company reported lower-than-expected earnings for the third quarter of 2018 and reduced its quarterly dividend. Shares of Schlumberger, an oilfield services company not held in the Fund, fell as petroleum prices declined toward the end of the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in the portfolio managers’ view, significant levels of free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Bank of America Corp.	3.1%
2.	Pfizer, Inc.	3.1
3.	Wells Fargo & Co.	2.7
4.	Merck & Co., Inc.	2.1
5.	Capital One Financial Corp.	1.9
6.	Loews Corp.	1.8
7.	Johnson & Johnson	1.7
8.	PNC Financial Services Group, Inc. (The)	1.7
9.	Verizon Communications, Inc.	1.7
10.	Ball Corp.	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Financials	29.0%
Health Care	10.1
Energy	8.5
Consumer Discretionary	7.8
Real Estate	7.4
Information Technology	6.8
Industrials	6.7
Consumer Staples	5.8
Utilities	5.7
Communication Services	5.6
Materials	4.9
Investment of cash collateral from securities loaned	0.8
Short-Term Investments	0.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2018. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	11

JPMorgan Value Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2005
With Sales Charge**		(13.06)%	(14.18)%	4.17%	12.11%
Without Sales Charge		(8.24)	(9.42)	5.30	12.71
CLASS C SHARES	February 28, 2005
With CDSC***		(9.45)	(10.86)	4.77	12.14
Without CDSC		(8.45)	(9.86)	4.77	12.14
CLASS I SHARES	February 28, 2005	(8.12)	(9.19)	5.56	12.99
CLASS L SHARES	February 28, 2005	(8.03)	(9.05)	5.80	13.27
CLASS R2 SHARES	July 31, 2017	(8.34)	(9.64)	5.03	12.43
CLASS R3 SHARES	September 9, 2016	(8.25)	(9.41)	5.29	12.71
CLASS R4 SHARES	September 9, 2016	(8.13)	(9.18)	5.56	12.99
CLASS R5 SHARES	September 9, 2016	(8.06)	(9.06)	5.78	13.26
CLASS R6 SHARES	September 9, 2016	(7.99)	(8.97)	5.83	13.28

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/08 TO 12/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for the Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.

Returns for the Class R5 and Class R6 Shares prior to their inception dates are based on the performance of Class L Shares. The actual returns for Class R5 and Class R6 Shares would have been different to those shown because Class R5 and Class R6 Shares have different expenses to Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Value Advantage Fund, the Russell 3000 Value Index and the Lipper Multi-Cap Value Funds Index from December 31, 2008 to

December 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 3000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Value Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with lower price-to-book ratios and lower forecasted growth values. The Lipper Multi-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2018

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.2%

Aerospace & Defense — 2.0%

Boeing Co. (The)	479	154,510

Airlines — 0.6%

Delta Air Lines, Inc.	996	49,715

Automobiles — 1.0%

Tesla, Inc. * (a)	243	80,837

Banks — 1.6%

East West Bancorp, Inc.	1,629	70,902

First Republic Bank	604	52,487

		123,389

Biotechnology — 3.9%

Biogen, Inc. *	129	38,939

Exact Sciences Corp. * (a)	925	58,336

Exelixis, Inc. *	2,510	49,370

Intercept Pharmaceuticals, Inc. *	390	39,308

Sage Therapeutics, Inc. *	199	19,033

Spark Therapeutics, Inc. * (a)	565	22,130

Vertex Pharmaceuticals, Inc. *	464	76,823

		303,939

Building Products — 1.9%

Fortune Brands Home & Security, Inc.	908	34,510

Lennox International, Inc.	531	116,127

		150,637

Capital Markets — 4.1%

BlackRock, Inc.	132	51,656

Charles Schwab Corp. (The)	2,279	94,651

Nasdaq, Inc.	978	79,804

S&P Global, Inc.	531	90,187

		316,298

Commercial Services & Supplies — 3.8%

Copart, Inc. *	1,531	73,156

Waste Connections, Inc. (a)	2,994	222,286

		295,442

Communications Equipment — 1.7%

Arista Networks, Inc. *	257	54,182

Palo Alto Networks, Inc. *	398	75,039

		129,221

Construction Materials — 0.7%

Vulcan Materials Co.	561	55,417

Containers & Packaging — 1.6%

Avery Dennison Corp.	790	71,002

Ball Corp.	1,202	55,286

		126,288

INVESTMENTS	SHARES (000)	VALUE ($000)

Distributors — 0.6%

LKQ Corp. *	2,096	49,726

Electronic Equipment, Instruments & Components — 2.4%

Amphenol Corp., Class A	723	58,586

Corning, Inc.	2,359	71,250

Zebra Technologies Corp., Class A *	335	53,358

		183,194

Entertainment — 3.1%

Netflix, Inc. *	464	124,221

Spotify Technology SA *	515	58,452

Take-Two Interactive Software, Inc. *	591	60,791

		243,464

Health Care Equipment & Supplies — 1.9%

DexCom, Inc. *	543	65,087

Intuitive Surgical, Inc. *	167	80,028

		145,115

Health Care Providers & Services — 5.2%

Acadia Healthcare Co., Inc. * (a)	1,309	33,642

Centene Corp. *	517	59,633

UnitedHealth Group, Inc.	1,254	312,471

		405,746

Health Care Technology — 2.1%

Evolent Health, Inc., Class A * (a)	2,175	43,391

Teladoc Health, Inc. * (a)	1,132	56,113

Veeva Systems, Inc., Class A *	720	64,302

		163,806

Hotels, Restaurants & Leisure — 0.8%

Hilton Worldwide Holdings, Inc.	876	62,878

Insurance — 1.3%

Progressive Corp. (The)	1,720	103,786

Interactive Media & Services — 6.4%

Alphabet, Inc., Class C *	419	433,408

Facebook, Inc., Class A *	468	61,298

		494,706

Internet & Direct Marketing Retail — 6.1%

Amazon.com, Inc. *	295	442,631

Wayfair, Inc., Class A * (a)	364	32,753

		475,384

IT Services — 9.7%

Global Payments, Inc.	1,088	112,216

GoDaddy, Inc., Class A *	1,397	91,684

Mastercard, Inc., Class A	1,014	191,197

PayPal Holdings, Inc. *	1,291	108,552

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	13

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

IT Services — continued

Square, Inc., Class A *	254	14,219

Visa, Inc., Class A	1,391	183,541

Worldpay, Inc. *	658	50,314

		751,723

Life Sciences Tools & Services — 1.2%

Illumina, Inc. *	308	92,259

Machinery — 3.4%

Deere & Co.	333	49,599

Nordson Corp.	344	41,092

Oshkosh Corp.	724	44,376

Parker-Hannifin Corp.	456	67,933

Stanley Black & Decker, Inc.	525	62,840

		265,840

Oil, Gas & Consumable Fuels — 1.5%

Concho Resources, Inc. *	595	61,170

EOG Resources, Inc.	679	59,233

		120,403

Pharmaceuticals — 1.9%

Catalent, Inc. *	1,327	41,370

Jazz Pharmaceuticals plc *	493	61,050

Revance Therapeutics, Inc. * (a)	1,079	21,712

TherapeuticsMD, Inc. *	5,626	21,437

		145,569

Real Estate Management & Development — 0.9%

CBRE Group, Inc., Class A *	1,700	68,056

Road & Rail — 0.6%

Old Dominion Freight Line, Inc. (a)	388	47,920

Semiconductors & Semiconductor Equipment — 2.5%

Applied Materials, Inc.	1,811	59,299

NVIDIA Corp.	609	81,301

Xilinx, Inc.	607	51,724

		192,324

Software — 14.3%

Adobe, Inc. *	329	74,501

DocuSign, Inc. * (a)	758	30,369

Fair Isaac Corp. *	270	50,565

Intuit, Inc.	451	88,779

Microsoft Corp.	4,550	462,133

Red Hat, Inc. *	194	34,109

SailPoint Technologies Holding, Inc. * (a)	1,746	41,007

salesforce.com, Inc. *	1,101	150,859

ServiceNow, Inc. *	605	107,791

INVESTMENTS	SHARES (000)	VALUE ($000)

Software — continued

Splunk, Inc. *	684	71,749

		1,111,862

Specialty Retail — 3.6%

O’Reilly Automotive, Inc. *	233	80,091

Ross Stores, Inc.	1,592	132,479

Tractor Supply Co.	815	67,962

		280,532

Technology Hardware, Storage & Peripherals — 5.1%

Apple, Inc.	2,492	393,017

Textiles, Apparel & Luxury Goods — 1.0%

Lululemon Athletica, Inc. *	609	74,012

Trading Companies & Distributors — 0.7%

WW Grainger, Inc. (a)	205	57,911

Total Common Stocks (Cost $5,371,661)		7,714,926

Short-Term Investments — 0.9%

Investment Companies — 0.9%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (b) (c) (Cost $67,534)	67,534	67,534

Investment of Cash Collateral from Securities Loaned — 1.8%

JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.60% (b) (c)	112,011	112,000

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (b) (c)	26,088	26,088

Total Investment of Cash Collateral from Securities Loaned (Cost $138,088)		138,088

Total Investments — 101.9% (Cost $5,577,283)		7,920,548
Liabilities in Excess of Other Assets — (1.9%)		(150,936)

NET ASSETS — 100.0%		7,769,612

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at December 31, 2018. The total value of securities on loan at December 31, 2018 is approximately $135,257,000.
(b)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(C)	The rate shown is the current yield as of December 31, 2018.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2018

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.5%

Aerospace & Defense — 0.8%

Curtiss-Wright Corp.	56	5,678

HEICO Corp., Class A	213	13,445

		19,123

Auto Components — 0.9%

Aptiv plc	209	12,868

BorgWarner, Inc.	247	8,579

		21,447

Automobiles — 0.3%

Tesla, Inc. * (a)	24	7,887

Banks — 4.8%

Citizens Financial Group, Inc.	377	11,197

Comerica, Inc.	82	5,654

East West Bancorp, Inc.	260	11,325

Fifth Third Bancorp	692	16,272

First Republic Bank	226	19,638

Huntington Bancshares, Inc.	754	8,988

M&T Bank Corp.	149	21,349

SunTrust Banks, Inc.	340	17,128

Zions Bancorp	110	4,494

		116,045

Beverages — 0.8%

Constellation Brands, Inc., Class A	59	9,512

Keurig Dr Pepper, Inc.	194	4,976

Molson Coors Brewing Co., Class B	98	5,531

		20,019

Biotechnology — 2.6%

Agios Pharmaceuticals, Inc. * (a)	109	5,040

Alnylam Pharmaceuticals, Inc. * (a)	48	3,485

BioMarin Pharmaceutical, Inc. *	85	7,263

Exact Sciences Corp. *	182	11,465

Exelixis, Inc. *	569	11,184

Intercept Pharmaceuticals, Inc. *	55	5,533

Moderna, Inc. * (a)	217	3,306

Sage Therapeutics, Inc. * (a)	55	5,278

Spark Therapeutics, Inc. *	91	3,570

Vertex Pharmaceuticals, Inc. *	46	7,557

		63,681

Building Products — 1.4%

Fortune Brands Home & Security, Inc.	355	13,469

Lennox International, Inc.	96	20,954

		34,423

INVESTMENTS	SHARES (000)	VALUE ($000)

Capital Markets — 4.5%

Ameriprise Financial, Inc.	170	17,770

Invesco Ltd.	334	5,597

Nasdaq, Inc.	177	14,430

Northern Trust Corp.	151	12,644

Raymond James Financial, Inc.	148	10,981

S&P Global, Inc.	112	19,101

T. Rowe Price Group, Inc.	183	16,924

TD Ameritrade Holding Corp.	237	11,623

		109,070

Chemicals — 0.5%

Sherwin-Williams Co. (The)	28	11,033

Commercial Services & Supplies — 2.1%

Copart, Inc. *	318	15,194

Waste Connections, Inc.	464	34,422

		49,616

Communications Equipment — 1.6%

Arista Networks, Inc. *	64	13,440

CommScope Holding Co., Inc. *	291	4,766

Palo Alto Networks, Inc. *	104	19,581

		37,787

Construction Materials — 1.1%

Martin Marietta Materials, Inc.	49	8,495

Vulcan Materials Co.	178	17,557

		26,052

Consumer Finance — 0.4%

Ally Financial, Inc.	460	10,426

Containers & Packaging — 2.9%

Avery Dennison Corp.	183	16,457

Ball Corp.	694	31,909

Silgan Holdings, Inc.	457	10,798

Westrock Co.	255	9,645

		68,809

Distributors — 0.8%

Genuine Parts Co.	92	8,857

LKQ Corp. *	428	10,161

		19,018

Diversified Consumer Services — 0.6%

Bright Horizons Family Solutions, Inc. *	124	13,842

Electric Utilities — 1.7%

Edison International	89	5,080

Evergy, Inc.	220	12,478

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	15

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Electric Utilities — continued

Xcel Energy, Inc.	488	24,029

		41,587

Electrical Equipment — 1.3%

Acuity Brands, Inc.	101	11,633

AMETEK, Inc.	186	12,580

Hubbell, Inc.	61	6,056

		30,269

Electronic Equipment, Instruments & Components — 4.0%

Amphenol Corp., Class A	381	30,893

Arrow Electronics, Inc. *	226	15,562

CDW Corp.	168	13,581

Corning, Inc.	440	13,295

Keysight Technologies, Inc. *	184	11,431

Zebra Technologies Corp., Class A *	73	11,656

		96,418

Entertainment — 1.2%

Electronic Arts, Inc. *	85	6,699

Spotify Technology SA *	85	9,659

Take-Two Interactive Software, Inc. *	127	13,022

		29,380

Equity Real Estate Investment Trusts (REITs) — 5.5%

American Campus Communities, Inc.	164	6,789

American Homes 4 Rent, Class A	332	6,596

AvalonBay Communities, Inc.	89	15,527

Boston Properties, Inc.	122	13,692

Brixmor Property Group, Inc.	594	8,726

Essex Property Trust, Inc.	37	9,105

Federal Realty Investment Trust	104	12,244

JBG SMITH Properties	139	4,851

Kimco Realty Corp.	486	7,113

Outfront Media, Inc.	444	8,054

Rayonier, Inc.	332	9,185

Regency Centers Corp.	124	7,299

Vornado Realty Trust	199	12,355

Weyerhaeuser Co.	254	5,542

WP Carey, Inc.	76	4,993

		132,071

Food & Staples Retailing — 0.4%

Kroger Co. (The)	363	9,992

Food Products — 0.8%

Conagra Brands, Inc.	437	9,336

Post Holdings, Inc. *	118	10,525

		19,861

INVESTMENTS	SHARES (000)	VALUE ($000)

Gas Utilities — 0.5%

National Fuel Gas Co.	249	12,737

Health Care Equipment & Supplies — 2.7%

DexCom, Inc. *	143	17,107

Edwards Lifesciences Corp. *	63	9,704

Insulet Corp. * (a)	111	8,820

ResMed, Inc.	142	16,158

Zimmer Biomet Holdings, Inc.	140	14,516

		66,305

Health Care Providers & Services —4.6%

Acadia Healthcare Co., Inc. * (a)	203	5,219

AmerisourceBergen Corp.	269	19,995

Centene Corp. *	136	15,659

Cigna Corp.	82	15,612

Henry Schein, Inc. *	107	8,365

Humana, Inc.	25	7,282

Laboratory Corp. of America Holdings *	90	11,409

Universal Health Services, Inc., Class B	106	12,301

WellCare Health Plans, Inc. *	67	15,700

		111,542

Health Care Technology — 1.0%

Teladoc Health, Inc. * (a)	194	9,607

Veeva Systems, Inc., Class A *	167	14,943

		24,550

Hotels, Restaurants & Leisure — 2.1%

Hilton Worldwide Holdings, Inc.	467	33,516

Red Rock Resorts, Inc., Class A (a)	358	7,277

Vail Resorts, Inc.	41	8,728

		49,521

Household Durables — 0.8%

Mohawk Industries, Inc. *	110	12,844

Newell Brands, Inc.	397	7,371

		20,215

Household Products — 0.3%

Energizer Holdings, Inc.	145	6,539

Industrial Conglomerates — 0.4%

Carlisle Cos., Inc.	92	9,256

Insurance — 4.5%

Alleghany Corp.	13	8,318

Hartford Financial Services Group, Inc. (The)	371	16,480

Lincoln National Corp.	142	7,261

Loews Corp.	503	22,891

Marsh & McLennan Cos., Inc.	145	11,549

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Insurance — continued

Principal Financial Group, Inc.	136	5,994

Progressive Corp. (The)	396	23,909

Unum Group	166	4,888

WR Berkley Corp.	103	7,579

		108,869

Interactive Media & Services — 0.3%

Match Group, Inc.	173	7,414

Internet & Direct Marketing Retail — 1.3%

Expedia Group, Inc.	148	16,723

GrubHub, Inc. * (a)	99	7,604

Wayfair, Inc., Class A * (a)	82	7,342

		31,669

IT Services — 5.3%

Booz Allen Hamilton Holding Corp.	292	13,178

Fiserv, Inc. *	263	19,357

Gartner, Inc. *	74	9,447

Global Payments, Inc.	236	24,349

GoDaddy, Inc., Class A *	294	19,305

Jack Henry & Associates, Inc.	94	11,931

Okta, Inc. * (a)	101	6,444

Shopify, Inc., Class A (Canada) *	45	6,286

Square, Inc., Class A *	166	9,300

Worldpay, Inc. *	117	8,950

		128,547

Life Sciences Tools & Services — 0.4%

Illumina, Inc. *	35	10,432

Machinery — 3.5%

Fortive Corp.(a)	177	11,969

IDEX Corp.	88	11,062

Middleby Corp. (The) *	82	8,456

Nordson Corp.	84	10,073

Oshkosh Corp.	117	7,167

Parker-Hannifin Corp.	79	11,752

Snap-on, Inc.	101	14,650

Stanley Black & Decker, Inc.	85	10,202

		85,331

Media — 0.5%

CBS Corp. (Non-Voting), Class B	161	7,024

DISH Network Corp., Class A *	245	6,121

		13,145

Multiline Retail — 0.9%

Kohl’s Corp.	224	14,852

INVESTMENTS	SHARES (000)	VALUE ($000)

Multiline Retail — continued

Nordstrom, Inc.	171	7,989

		22,841

Multi-Utilities — 2.7%

CMS Energy Corp.	509	25,285

Sempra Energy	142	15,362

WEC Energy Group, Inc.	350	24,270

		64,917

Oil, Gas & Consumable Fuels — 3.6%

Cabot Oil & Gas Corp.	298	6,661

Concho Resources, Inc. *	134	13,784

Diamondback Energy, Inc.	249	23,103

EQT Corp.	419	7,906

Equitrans Midstream Corp. *	386	7,719

PBF Energy, Inc., Class A	223	7,294

Williams Cos., Inc. (The)	915	20,173

		86,640

Personal Products — 0.4%

Coty, Inc., Class A	655	4,299

Edgewell Personal Care Co. *	160	5,977

		10,276

Pharmaceuticals — 1.1%

Catalent, Inc. *	250	7,807

Elanco Animal Health, Inc. * (a)	132	4,159

Jazz Pharmaceuticals plc *	125	15,520

		27,486

Professional Services — 0.7%

Verisk Analytics, Inc. *	145	15,811

Real Estate Management & Development — 1.2%

CBRE Group, Inc., Class A *	646	25,882

Cushman & Wakefield plc *	222	3,217

		29,099

Road & Rail — 0.5%

Old Dominion Freight Line, Inc.	89	10,929

Semiconductors & Semiconductor Equipment — 3.0%

Advanced Micro Devices, Inc. *	445	8,215

Analog Devices, Inc.	155	13,271

Lam Research Corp.	104	14,161

Marvell Technology Group Ltd.	587	9,509

Microchip Technology, Inc. (a)	150	10,817

Xilinx, Inc.	196	16,651

		72,624

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	17

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Software — 6.7%

Autodesk, Inc. * (a)	148	19,073

DocuSign, Inc. *	125	5,010

Fair Isaac Corp. *	52	9,687

Intuit, Inc.	49	9,547

Paycom Software, Inc. *	93	11,327

Proofpoint, Inc. *	118	9,881

Red Hat, Inc. *	115	20,163

ServiceNow, Inc. *	167	29,752

Splunk, Inc. *	160	16,765

Synopsys, Inc. *	236	19,862

Tyler Technologies, Inc. *	56	10,332

		161,399

Specialty Retail — 6.0%

AutoZone, Inc. *	21	17,631

Best Buy Co., Inc.	184	9,748

Gap, Inc. (The)	422	10,875

National Vision Holdings, Inc. *	130	3,673

O’Reilly Automotive, Inc. *	96	32,884

Ross Stores, Inc.	399	33,205

Tiffany & Co.	132	10,591

Tractor Supply Co.	211	17,614

Ulta Beauty, Inc. *	35	8,496

		144,717

Textiles, Apparel & Luxury Goods — 1.5%

Lululemon Athletica, Inc. *	132	16,004

PVH Corp.	113	10,491

Ralph Lauren Corp.	92	9,538

		36,033

Trading Companies & Distributors — 1.0%

MSC Industrial Direct Co., Inc., Class A	139	10,676

WW Grainger, Inc.	48	13,665

		24,341

Total Common Stocks (Cost $1,876,921)		2,381,041

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 1.6%

Investment Companies — 1.6%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (b) (c) (Cost $39,324)	39,324	39,324

Investment of Cash Collateral from Securities Loaned — 2.0%

JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.60% (b) (c)	40,004	40,000

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (b) (c)	7,708	7,708

Total Investment of Cash Collateral from Securities Loaned (Cost $47,708)		47,708

Total Investments — 102.1% (Cost $1,963,953)		2,468,073
Liabilities in Excess of Other Assets — (2.1%)		(50,599)

NET ASSETS — 100.0%		2,417,474

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at December 31, 2018. The total value of securities on loan at December 31, 2018 is approximately $47,406,000.
(b)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2018.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2018

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)

Common Stocks — 100.3%

Aerospace & Defense — 1.6%

Curtiss-Wright Corp.	164	16,717

HEICO Corp., Class A	629	39,623

		56,340

Auto Components — 1.1%

Aptiv plc	616	37,921

Automobiles — 0.7%

Tesla, Inc. * (a)	69	23,096

Banks — 1.6%

East West Bancorp, Inc.	766	33,364

First Republic Bank	285	24,775

		58,139

Biotechnology — 5.3%

Agios Pharmaceuticals, Inc. * (a)	321	14,806

Alnylam Pharmaceuticals, Inc. * (a)	141	10,273

BioMarin Pharmaceutical, Inc. *	251	21,398

Exact Sciences Corp. *	536	33,790

Exelixis, Inc. *	1,675	32,955

Intercept Pharmaceuticals, Inc. *	162	16,295

Moderna, Inc. * (a)	636	9,712

Sage Therapeutics, Inc. *	162	15,547

Spark Therapeutics, Inc. *	269	10,521

Vertex Pharmaceuticals, Inc. *	134	22,270

		187,567

Building Products — 2.3%

Fortune Brands Home & Security, Inc.	489	18,592

Lennox International, Inc.	283	61,857

		80,449

Capital Markets — 4.3%

Ameriprise Financial, Inc.	188	19,590

Nasdaq, Inc.	521	42,515

S&P Global, Inc.	330	56,136

TD Ameritrade Holding Corp.	700	34,254

		152,495

Commercial Services & Supplies — 4.1%

Copart, Inc. *	937	44,770

Waste Connections, Inc. (a)	1,361	101,083

		145,853

Communications Equipment — 2.8%

Arista Networks, Inc. *	188	39,510

Palo Alto Networks, Inc. *	306	57,695

		97,205

INVESTMENTS	SHARES (000)	VALUE ($000)

Construction Materials — 1.5%

Vulcan Materials Co.	523	51,718

Containers & Packaging — 2.3%

Avery Dennison Corp.	540	48,490

Ball Corp.	691	31,782

		80,272

Distributors — 0.8%

LKQ Corp. *	1,262	29,940

Diversified Consumer Services — 1.2%

Bright Horizons Family Solutions, Inc. *	366	40,780

Electronic Equipment, Instruments & Components — 3.6%

Amphenol Corp., Class A	675	54,692

Corning, Inc.	1,297	39,173

Zebra Technologies Corp., Class A *	216	34,362

		128,227

Entertainment — 2.5%

Electronic Arts, Inc. *	250	19,736

Spotify Technology SA *	251	28,466

Take-Two Interactive Software, Inc. *	373	38,365

		86,567

Health Care Equipment & Supplies — 4.3%

DexCom, Inc. *	421	50,400

Edwards Lifesciences Corp. *	186	28,504

Insulet Corp. * (a)	327	25,914

ResMed, Inc.	418	47,609

		152,427

Health Care Providers & Services — 3.6%

Acadia Healthcare Co., Inc. * (a)	596	15,329

AmerisourceBergen Corp.	262	19,500

Centene Corp. *	399	45,993

WellCare Health Plans, Inc. *	195	46,132

		126,954

Health Care Technology — 2.1%

Teladoc Health, Inc. * (a)	571	28,299

Veeva Systems, Inc., Class A *	493	44,040

		72,339

Hotels, Restaurants & Leisure — 2.8%

Hilton Worldwide Holdings, Inc.	728	52,259

Red Rock Resorts, Inc., Class A (a)	1,053	21,393

Vail Resorts, Inc.	122	25,657

		99,309

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	19

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)

Common Stocks — continued

Insurance — 1.0%

Progressive Corp. (The)	599	36,113

Internet & Direct Marketing Retail — 1.2%

GrubHub, Inc. * (a)	292	22,406

Wayfair, Inc., Class A * (a)	240	21,630

		44,036

IT Services — 9.7%

Booz Allen Hamilton Holding Corp.	859	38,706

Fiserv, Inc. * (a)	776	57,043

Gartner, Inc. *	217	27,713

Global Payments, Inc.	696	71,748

GoDaddy, Inc., Class A *	867	56,892

Okta, Inc. *	297	18,936

Shopify, Inc., Class A (Canada) *	133	18,469

Square, Inc., Class A *	489	27,406

Worldpay, Inc. *	344	26,272

		343,185

Life Sciences Tools & Services — 0.9%

Illumina, Inc. *	103	30,766

Machinery — 4.3%

Fortive Corp. (a)	520	35,156

Nordson Corp.	249	29,683

Oshkosh Corp.	343	21,029

Parker-Hannifin Corp.	232	34,630

Stanley Black & Decker, Inc.	251	30,067

		150,565

Oil, Gas & Consumable Fuels — 1.2%

Concho Resources, Inc. *	395	40,604

Pharmaceuticals — 2.3%

Catalent, Inc. *	738	23,005

Elanco Animal Health, Inc. * (a)	389	12,249

Jazz Pharmaceuticals plc * (a)	368	45,576

		80,830

Professional Services — 1.3%

Verisk Analytics, Inc. *	427	46,593

Real Estate Management & Development — 1.1%

CBRE Group, Inc., Class A *	961	38,480

Road & Rail — 0.9%

Old Dominion Freight Line, Inc.	261	32,194

Semiconductors & Semiconductor Equipment — 5.0%

Advanced Micro Devices, Inc. *	1,311	24,207

Lam Research Corp.	306	41,639

INVESTMENTS	SHARES (000)	VALUE ($000)

Semiconductors & Semiconductor Equipment — continued

Marvell Technology Group Ltd.	1,727	27,954

Microchip Technology, Inc. (a)	443	31,875

Xilinx, Inc.	574	48,913

		174,588

Software — 12.5%

Autodesk, Inc. *	437	56,203

DocuSign, Inc. * (a)	368	14,765

Fair Isaac Corp. *	153	28,555

Intuit, Inc.	143	28,071

Paycom Software, Inc. * (a)	273	33,392

Proofpoint, Inc. *	347	29,116

Red Hat, Inc. *	337	59,243

ServiceNow, Inc. *	492	87,685

Splunk, Inc. * (a)	471	49,388

Synopsys, Inc. *	274	23,090

Tyler Technologies, Inc. *	164	30,419

		439,927

Specialty Retail — 8.0%

National Vision Holdings, Inc. *	383	10,789

O’Reilly Automotive, Inc. *	281	96,848

Ross Stores, Inc.	1,176	97,850

Tractor Supply Co.	622	51,908

Ulta Beauty, Inc. *	102	24,965

		282,360

Textiles, Apparel & Luxury Goods — 1.3%

Lululemon Athletica, Inc. *	387	47,051

Trading Companies & Distributors — 1.1%

WW Grainger, Inc. (a)	142	40,123

Total Common Stocks (Cost $2,992,453)		3,535,013

Short-Term Investments — 0.4%

Investment Companies — 0.4%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (b) (c) (Cost $15,690)	15,690	15,690

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment of Cash Collateral from Securities Loaned — 3.8%

JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.60% (b) (c)	114,011	114,000

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (b) (c)	19,998	19,998

Total Investment of Cash Collateral from Securities Loaned (Cost $133,998)		133,998

Total Investments — 104.5% (Cost $3,142,141)		3,684,701
Liabilities in Excess of Other Assets — (4.5%)		(158,039)

NET ASSETS — 100.0%		3,526,662

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at December 31, 2018. The total value of securities on loan at December 31, 2018 is approximately $132,610,000.
(b)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2018.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	21

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.6%

Auto Components — 0.7%

BorgWarner, Inc.	3,136	108,947

Banks — 8.1%

Citizens Financial Group, Inc.	4,781	142,140

Comerica, Inc.	1,046	71,864

Fifth Third Bancorp	8,775	206,487

First Republic Bank	1,640	142,518

Huntington Bancshares, Inc. (a)	9,575	114,134

M&T Bank Corp.	1,892	270,853

SunTrust Banks, Inc.	4,309	217,336

Zions Bancorp	1,403	57,152

		1,222,484

Beverages — 1.6%

Constellation Brands, Inc., Class A	751	120,774

Keurig Dr Pepper, Inc.	2,467	63,261

Molson Coors Brewing Co., Class B	1,099	61,697

		245,732

Building Products — 0.6%

Fortune Brands Home & Security, Inc.	2,394	90,962

Capital Markets — 4.9%

Ameriprise Financial, Inc.	1,353	141,182

Invesco Ltd.	4,250	71,143

Northern Trust Corp.	1,920	160,485

Raymond James Financial, Inc.	1,873	139,405

T. Rowe Price Group, Inc.	2,393	220,951

		733,166

Chemicals — 0.9%

Sherwin-Williams Co. (The)	356	140,055

Communications Equipment — 0.4%

CommScope Holding Co., Inc. *	3,714	60,865

Construction Materials — 0.7%

Martin Marietta Materials, Inc. (a)	628	107,888

Consumer Finance — 0.9%

Ally Financial, Inc.	5,841	132,364

Containers & Packaging — 3.5%

Ball Corp.	5,818	267,526

Silgan Holdings, Inc.	5,803	137,078

Westrock Co.	3,243	122,470

		527,074

Distributors — 0.7%

Genuine Parts Co.	1,171	112,469

INVESTMENTS	SHARES (000)	VALUE ($000)

Electric Utilities — 3.5%

Edison International	1,138	64,586

Evergy, Inc.	2,790	158,375

Xcel Energy, Inc.	6,187	304,831

		527,792

Electrical Equipment — 2.6%

Acuity Brands, Inc.	1,285	147,665

AMETEK, Inc.	2,359	159,674

Hubbell, Inc.	775	76,961

		384,300

Electronic Equipment, Instruments & Components — 4.5%

Amphenol Corp., Class A	1,933	156,583

Arrow Electronics, Inc. *	2,864	197,477

CDW Corp.	2,127	172,359

Keysight Technologies, Inc. *	2,338	145,117

		671,536

Equity Real Estate Investment Trusts (REITs) — 10.8%

American Campus Communities, Inc.	2,084	86,250

American Homes 4 Rent, Class A	4,222	83,801

AvalonBay Communities, Inc.	1,132	197,030

Boston Properties, Inc.	1,544	173,764

Brixmor Property Group, Inc.	7,543	110,814

Essex Property Trust, Inc.	471	115,603

Federal Realty Investment Trust	1,317	155,418

JBG SMITH Properties	1,772	61,688

Kimco Realty Corp. (a)	6,168	90,358

Outfront Media, Inc.	5,817	105,398

Rayonier, Inc.	4,212	116,626

Regency Centers Corp.	1,580	92,718

Vornado Realty Trust	2,528	156,823

Weyerhaeuser Co.	3,223	70,447

		1,616,738

Food & Staples Retailing — 0.8%

Kroger Co. (The)	4,613	126,860

Food Products — 1.7%

Conagra Brands, Inc.	5,535	118,221

Post Holdings, Inc. * (a)	1,499	133,629

		251,850

Gas Utilities — 1.1%

National Fuel Gas Co. (a)	3,159	161,664

Health Care Equipment & Supplies — 1.2%

Zimmer Biomet Holdings, Inc.	1,776	184,221

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Health Care Providers & Services — 5.8%

AmerisourceBergen Corp.	2,281	169,733

Cigna Corp.	1,043	198,108

Henry Schein, Inc. * (a)	1,353	106,239

Humana, Inc.	323	92,487

Laboratory Corp. of America Holdings *	1,146	144,826

Universal Health Services, Inc., Class B	1,339	156,122

		867,515

Hotels, Restaurants & Leisure — 1.3%

Hilton Worldwide Holdings, Inc.	2,790	200,299

Household Durables — 1.7%

Mohawk Industries, Inc. *	1,394	163,015

Newell Brands, Inc. (a)	5,037	93,629

		256,644

Household Products — 0.6%

Energizer Holdings, Inc.	1,840	83,077

Industrial Conglomerates — 0.8%

Carlisle Cos., Inc.	1,169	117,541

Insurance — 8.2%

Alleghany Corp.	170	105,662

Hartford Financial Services Group, Inc. (The)	4,705	209,134

Lincoln National Corp.	1,798	92,233

Loews Corp.	6,380	290,404

Marsh & McLennan Cos., Inc.	1,838	146,613

Principal Financial Group, Inc.	1,725	76,181

Progressive Corp. (The)	2,451	147,882

Unum Group	2,115	62,149

WR Berkley Corp.	1,302	96,267

		1,226,525

Interactive Media & Services — 0.6%

Match Group, Inc. (a)	2,202	94,174

Internet & Direct Marketing Retail — 1.4%

Expedia Group, Inc.	1,884	212,192

IT Services — 1.0%

Jack Henry & Associates, Inc.	1,197	151,439

Machinery — 2.9%

IDEX Corp.	1,112	140,442

Middleby Corp. (The) *	1,045	107,383

Snap-on, Inc.	1,280	185,913

		433,738

Media — 1.1%

CBS Corp. (Non-Voting), Class B	2,041	89,232

INVESTMENTS	SHARES (000)	VALUE ($000)

Media — continued

DISH Network Corp., Class A *	3,115	77,783

		167,015

Mortgage Real Estate Investment Trusts (REITs) — 0.3%

Starwood Property Trust, Inc. (a)	2,319	45,713

Multiline Retail — 1.9%

Kohl’s Corp.	2,841	188,472

Nordstrom, Inc.	2,177	101,463

		289,935

Multi-Utilities — 5.5%

CMS Energy Corp.	6,460	320,759

Sempra Energy	1,802	194,938

WEC Energy Group, Inc.	4,445	307,888

		823,585

Oil, Gas & Consumable Fuels — 6.2%

Cabot Oil & Gas Corp.	3,786	84,619

Diamondback Energy, Inc.	3,162	293,089

EQT Corp.	5,316	100,412

Equitrans Midstream Corp. * (a)	4,897	98,044

PBF Energy, Inc., Class A	2,836	92,660

Williams Cos., Inc. (The)	11,608	255,945

		924,769

Personal Products — 0.9%

Coty, Inc., Class A	8,337	54,689

Edgewell Personal Care Co. * (a)	2,033	75,947

		130,636

Real Estate Management & Development — 1.4%

CBRE Group, Inc., Class A *	4,048	162,067

Cushman & Wakefield plc * (a)	2,831	40,967

		203,034

Semiconductors & Semiconductor Equipment — 1.1%

Analog Devices, Inc.	1,962	168,436

Software — 1.0%

Synopsys, Inc. *	1,810	152,455

Specialty Retail — 4.1%

AutoZone, Inc. *	267	223,761

Best Buy Co., Inc.	2,337	123,767

Gap, Inc. (The)	5,359	138,048

Tiffany & Co. (a)	1,670	134,464

		620,040

Textiles, Apparel & Luxury Goods — 1.7%

PVH Corp.	1,474	137,021

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	23

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Textiles, Apparel & Luxury Goods — continued

Ralph Lauren Corp.	1,171	121,101

		258,122

Trading Companies & Distributors — 0.9%

MSC Industrial Direct Co., Inc., Class A	1,762	135,525

Total Common Stocks (Cost $11,042,473)		14,969,376

Short-Term Investments — 1.9%

Investment Companies — 1.9%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (b) (c) (Cost $286,144)	286,144	286,144

Investment of Cash Collateral from Securities Loaned — 0.7%

JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.60% (b) (c)	89,009	89,000

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (b) (c)	14,483	14,483

Total Investment of Cash Collateral from Securities Loaned (Cost $103,483)		103,483

Total Investments — 102.2% (Cost $11,432,100)		15,359,003
Liabilities in Excess of Other Assets — (2.2%)		(334,853)

NET ASSETS — 100.0%		15,024,150

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at December 31, 2018. The total value of securities on loan at December 31, 2018 is approximately $101,814,000.
(b)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2018.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2018

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.5%

Aerospace & Defense — 1.0%

United Technologies Corp.	910	96,872

Airlines — 2.2%

Delta Air Lines, Inc.	3,023	150,832

Southwest Airlines Co.	1,464	68,056

		218,888

Banks — 14.2%

Bank of America Corp.	12,743	313,978

Citigroup, Inc.	2,049	106,673

Citizens Financial Group, Inc.	3,057	90,882

Fifth Third Bancorp	2,423	57,014

First Republic Bank	554	48,174

M&T Bank Corp.	1,017	145,537

PNC Financial Services Group, Inc. (The)	1,430	167,226

SunTrust Banks, Inc.	2,163	109,100

US Bancorp	2,195	100,320

Wells Fargo & Co.	5,795	267,039

		1,405,943

Beverages — 0.9%

Keurig Dr Pepper, Inc.	1,657	42,490

Molson Coors Brewing Co., Class B	857	48,149

		90,639

Capital Markets — 4.1%

Charles Schwab Corp. (The)	1,833	76,141

Invesco Ltd.	2,329	38,994

Morgan Stanley	2,423	96,089

Northern Trust Corp.	757	63,240

T. Rowe Price Group, Inc.	1,383	127,645

		402,109

Chemicals — 0.2%

AdvanSix, Inc. *	1,021	24,858

Communications Equipment — 1.7%

Cisco Systems, Inc.	2,850	123,508

CommScope Holding Co., Inc. *	2,787	45,684

		169,192

Construction Materials — 1.4%

Martin Marietta Materials, Inc. (a)	784	134,673

Consumer Finance — 3.3%

Ally Financial, Inc.	1,488	33,707

American Express Co.	1,022	97,408

Capital One Financial Corp.	2,560	193,540

		324,655

INVESTMENTS	SHARES (000)	VALUE ($000)

Containers & Packaging — 3.3%

Ball Corp.	3,444	158,358

Graphic Packaging Holding Co. (a)	5,071	53,957

Packaging Corp. of America	723	60,358

Westrock Co.	1,564	59,052

		331,725

Distributors — 0.5%

Genuine Parts Co.	530	50,924

Diversified Telecommunication Services — 1.7%

Verizon Communications, Inc.	2,959	166,354

Electric Utilities — 5.4%

American Electric Power Co., Inc.	1,740	130,019

Duke Energy Corp.	707	60,978

Edison International	733	41,585

Eversource Energy	962	62,543

NextEra Energy, Inc.	645	112,199

Xcel Energy, Inc.	2,612	128,715

		536,039

Electronic Equipment, Instruments & Components — 0.9%

Arrow Electronics, Inc. *	1,262	87,009

Equity Real Estate Investment Trusts (REITs) — 6.6%

American Homes 4 Rent, Class A	2,680	53,192

Brixmor Property Group, Inc.	4,814	70,712

CorePoint Lodging, Inc.	1,733	21,228

EastGroup Properties, Inc.	527	48,332

Federal Realty Investment Trust	497	58,701

Kimco Realty Corp. (a)	4,166	61,028

Mid-America Apartment Communities, Inc.	1,035	99,016

Outfront Media, Inc.	3,250	58,892

Public Storage	476	96,367

Rayonier, Inc.	1,992	55,158

Weyerhaeuser Co.	1,319	28,834

		651,460

Food & Staples Retailing — 1.6%

Kroger Co. (The)	1,648	45,308

Walgreens Boots Alliance, Inc.	1,647	112,526

		157,834

Food Products — 0.9%

Post Holdings, Inc. *	1,021	91,028

Health Care Equipment & Supplies — 0.5%

Medtronic plc	593	53,939

Health Care Providers & Services — 1.9%

AmerisourceBergen Corp.	672	50,027

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	25

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Health Care Providers & Services — continued

HCA Healthcare, Inc.	341	42,380

UnitedHealth Group, Inc.	367	91,436

		183,843

Hotels, Restaurants & Leisure — 1.1%

Brinker International, Inc. (a)	770	33,854

Hilton Worldwide Holdings, Inc.	1,003	72,030

		105,884

Household Products — 2.1%

Clorox Co. (The) (a)	263	40,477

Energizer Holdings, Inc.	1,122	50,666

Procter & Gamble Co. (The)	1,229	112,927

		204,070

Industrial Conglomerates — 1.7%

Carlisle Cos., Inc.	564	56,664

Honeywell International, Inc.	832	109,874

		166,538

Insurance — 7.8%

Alleghany Corp.	66	41,012

American International Group, Inc.	2,479	97,704

Chubb Ltd.	637	82,319

Fairfax Financial Holdings Ltd. (Canada)	109	48,184

Hartford Financial Services Group, Inc. (The)	1,888	83,925

Loews Corp.	3,896	177,355

Marsh & McLennan Cos., Inc.	975	77,720

Prudential Financial, Inc.	386	31,466

Travelers Cos., Inc. (The)	911	109,077

Unum Group	740	21,738

		770,500

Internet & Direct Marketing Retail — 0.6%

Expedia Group, Inc.	494	55,614

Machinery — 1.9%

Dover Corp.	974	69,120

Illinois Tool Works, Inc.	669	84,778

Middleby Corp. (The) *	325	33,429

		187,327

Media — 4.0%

CBS Corp. (Non-Voting), Class B	1,251	54,697

Charter Communications, Inc., Class A *	426	121,451

DISH Network Corp., Class A *	3,999	99,863

Entercom Communications Corp., Class A (a)	6,516	37,209

Nexstar Media Group, Inc., Class A	1,063	83,609

		396,829

INVESTMENTS	SHARES (000)	VALUE ($000)

Multiline Retail — 1.7%

Kohl’s Corp.	1,292	85,713

Nordstrom, Inc.	1,801	83,963

		169,676

Multi-Utilities — 0.4%

NiSource, Inc. (a)	1,422	36,058

Oil, Gas & Consumable Fuels — 8.6%

Chevron Corp.	590	64,230

ConocoPhillips	1,675	104,428

Diamondback Energy, Inc.	457	42,345

EQT Corp. (a)	1,914	36,157

Equitrans Midstream Corp. *	1,485	29,728

Exxon Mobil Corp.	2,063	140,677

Kinder Morgan, Inc.	6,784	104,332

Marathon Petroleum Corp.	1,256	74,141

Occidental Petroleum Corp.	1,478	90,738

PBF Energy, Inc., Class A	659	21,541

Phillips 66	653	56,237

Williams Cos., Inc. (The)	3,737	82,390

		846,944

Personal Products — 0.3%

Coty, Inc., Class A	5,088	33,378

Pharmaceuticals — 7.8%

Allergan plc	660	88,267

Johnson & Johnson	1,319	170,271

Merck & Co., Inc.	2,685	205,172

Pfizer, Inc.	7,121	310,832

		774,542

Real Estate Management & Development — 0.9%

CBRE Group, Inc., Class A *	2,255	90,278

Semiconductors & Semiconductor Equipment — 2.7%

Analog Devices, Inc.	893	76,646

QUALCOMM, Inc.	953	54,208

Texas Instruments, Inc.	1,442	136,285

		267,139

Software — 1.2%

Microsoft Corp.	1,133	115,040

Specialty Retail — 3.5%

AutoZone, Inc. *	171	143,569

Best Buy Co., Inc.	845	44,745

Home Depot, Inc. (The)	318	54,556

Murphy USA, Inc. *	766	58,677

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Specialty Retail — continued

Tiffany & Co. (a)	558	44,924

		346,471

Technology Hardware, Storage & Peripherals — 0.4%

Hewlett Packard Enterprise Co.	2,915	38,510

Textiles, Apparel & Luxury Goods —0.5%

Columbia Sportswear Co. (a)	559	46,984

Total Common Stocks (Cost $8,164,982)		9,829,766

	No. of Rights (000)
Rights — 0.0% (b)

Media — 0.0% (b)

Media General, Inc., CVR * ‡ (Cost $—)	2,982	146

	SHARES (000)
Short-Term Investments — 0.9%

Investment Companies — 0.9%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (c) (d) (Cost $89,301)	89,301	89,301

Investment of Cash Collateral from Securities Loaned — 0.8%

JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.60% (c) (d)	63,006	63,000

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (c) (d)	12,166	12,166

Total Investment of Cash Collateral from Securities Loaned (Cost $75,166)		75,166

Total Investments — 101.2% (Cost $8,329,449)		9,994,379
Liabilities in Excess of Other Assets — (1.2%)		(117,032)

NET ASSETS — 100.0%		9,877,347

Percentages indicated are based on net assets.

Abbreviations

CVR	ContingentValue Rights

(a)	The security or a portion of this security is on loan at December 31, 2018. The total value of securities on loan at December 31, 2018 is approximately $73,853,000.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of December 31, 2018.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	27

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2018 (Unaudited)

(Amounts in thousands, except per share amounts)

	JPMorgan Growth Advantage Fund		JPMorgan Mid Cap Equity Fund		JPMorgan Mid Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$7,714,926		$2,381,041		$3,535,013
Investments in affiliates, at value	67,534		39,324		15,690
Investment of cash collateral received from securities loaned, at value (Note 2.B.)	138,088		47,708		133,998
Receivables:
Due from custodian	—		1,328		—
Investment securities sold	281		—		—
Fund shares sold	15,464		3,265		4,867
Dividends from non-affiliates	938		2,243		848
Dividends from affiliates	188		147		130
Securities lending income (Note 2.B.)	28		21		60

Total Assets	7,937,447		2,475,077		3,690,606

LIABILITIES:
Payables:
Due to custodian	—	(a)	—		25
Investment securities purchased	—		1,971		1,888
Collateral received on securities loaned (Note 2.B.)	138,088		47,708		133,998
Fund shares redeemed	23,681		6,160		24,973
Accrued liabilities:
Investment advisory fees	3,937		1,222		1,949
Administration fees	256		80		231
Distribution fees	762		92		242
Service fees	831		140		348
Custodian and accounting fees	51		18		26
Trustees’ and Chief Compliance Officer’s fees	—		—	(a)	—
Other	229		212		264

Total Liabilities	167,835		57,603		163,944

Net Assets	$7,769,612		$2,417,474		$3,526,662

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2018

	JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Growth Fund
NET ASSETS:
Paid-in-Capital	$5,423,404	$1,930,821	$3,046,243
Total distributable earnings (loss) (a)	2,346,208	486,653	480,419

Total Net Assets	$7,769,612	$2,417,474	$3,526,662

Net Assets:
Class A	$1,501,771	$354,294	$810,019
Class C	660,694	21,438	68,402
Class I	1,638,415	268,432	949,095
Class R2	49	416	34,025
Class R3	321	—	24,148
Class R4	13,470	—	13,809
Class R5	100,007	5,279	268,818
Class R6	3,854,885	1,767,615	1,358,346

Total	$7,769,612	$2,417,474	$3,526,662

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	84,879	8,662	31,764
Class C	43,017	547	3,478
Class I	89,636	6,464	31,997
Class R2	3	10	1,222
Class R3	18	—	821
Class R4	737	—	466
Class R5	5,364	127	8,945
Class R6	205,499	42,573	44,986

Net Asset Value (b):
Class A — Redemption price per share	$17.69	$40.90	$25.50
Class C — Offering price per share (c)	15.36	39.22	19.67
Class I — Offering and redemption price per share	18.28	41.53	29.66
Class R2 — Offering and redemption price per share	17.62	40.50	27.83
Class R3 — Offering and redemption price per share	17.70	—	29.43
Class R4 — Offering and redemption price per share	18.28	—	29.62
Class R5 — Offering and redemption price per share	18.65	41.51	30.05
Class R6 — Offering and redemption price per share	18.76	41.52	30.19
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$18.67	$43.17	$26.91

Cost of investments in non-affiliates	$5,371,661	$1,876,921	$2,992,453
Cost of investments in affiliates	67,534	39,324	15,690
Investment securities on loan, at value	135,257	47,406	132,610
Cost of investment of cash collateral	138,088	47,708	133,998

(a)

Total distributable earnings have been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	29

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2018 (Unaudited)(continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Mid Cap Value Fund	JPMorgan Value Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$14,969,376	$9,829,912
Investments in affiliates, at value	286,144	89,301
Investment of cash collateral received from securities loaned, at value (Note 2.B.)	103,483	75,166
Receivables:
Fund shares sold	38,379	21,175
Interest and dividends from non-affiliates	25,360	12,782
Dividends from affiliates	782	253
Securities lending income (Note 2.B.)	48	13

Total Assets	15,423,572	10,028,602

LIABILITIES:
Payables:	—	—
Collateral received on securities loaned (Note 2.B.)	103,483	75,166
Fund shares redeemed	283,621	68,276
Accrued liabilities:
Investment advisory fees	8,526	5,138
Administration fees	965	347
Distribution fees	493	578
Service fees	1,183	1,063
Custodian and accounting fees	116	76
Trustees’ and Chief Compliance Officer’s fees	13	1
Other	1,022	610

Total Liabilities	399,422	151,255

Net Assets	$15,024,150	$9,877,347

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2018

	JPMorgan Mid Cap Value Fund	JPMorgan Value Advantage Fund
NET ASSETS:
Paid-in-Capital	$11,014,246	$8,195,257
Total distributable earnings (loss) (a)	4,009,904	1,682,090

Total Net Assets	$15,024,150	$9,877,347

Net Assets:
Class A	$1,514,797	$1,113,086
Class C	164,325	498,528
Class I	2,323,938	2,224,973
Class L	9,701,063	2,388,550
Class R2	68,776	36
Class R3	61,548	1,763
Class R4	22,364	15,703
Class R5	73,299	6,310
Class R6	1,094,040	3,628,398

Total	$15,024,150	$9,877,347

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	46,982	36,603
Class C	5,305	16,431
Class I	71,306	72,833
Class L	294,128	78,189
Class R2	2,228	1
Class R3	1,925	59
Class R4	690	516
Class R5	2,225	207
Class R6	33,189	118,920

Net Asset Value (b):
Class A — Redemption price per share	$32.24	$30.41
Class C — Offering price per share (c)	30.98	30.34
Class I — Offering and redemption price per share	32.59	30.55
Class L — Offering and redemption price per share	32.98	30.55
Class R2 — Offering and redemption price per share	30.86	30.26
Class R3 — Offering and redemption price per share	31.97	30.08
Class R4 — Offering and redemption price per share	32.43	30.42
Class R5 — Offering and redemption price per share	32.95	30.49
Class R6 — Offering and redemption price per share	32.96	30.51
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$34.03	$32.09

Cost of investments in non-affiliates	$11,042,473	$8,164,982
Cost of investments in affiliates	286,144	89,301
Investment securities on loan, at value	101,814	73,853
Cost of investment of cash collateral	103,483	75,166

(a)

Total distributable earnings have been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	31

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

(Amounts in thousands)

	JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Growth Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$1	$— (a)	$1
Interest income from affiliates	— (a)	— (a)	— (a)
Dividend income from non-affiliates	26,231	21,390	10,729
Dividend income from affiliates	2,606	917	1,290
Income from securities lending (net)	74	28	82

Total investment income	28,912	22,335	12,102

EXPENSES:
Investment advisory fees	29,064	8,935	13,067
Administration fees	3,626	1,115	1,630
Distribution fees:
Class A	2,171	508	1,170
Class C	2,859	99	304
Class R2	— (a)	1	100
Class R3	— (a)	—	35
Service fees:
Class A	2,171	508	1,170
Class C	953	33	101
Class I	2,349	393	1,420
Class R2	— (a)	1	50
Class R3	— (a)	—	35
Class R4	16	—	19
Class R5	58	3	156
Custodian and accounting fees	112	38	59
Interest expense to affiliates	—	1	—
Professional fees	71	41	45
Trustees’ and Chief Compliance Officer’s fees	30	17	21
Printing and mailing costs	220	48	121
Registration and filing fees	177	80	81
Transfer agency fees (See Note 2.E.)	117	26	197
Other	77	21	36

Total expenses	44,071	11,868	19,817

Less fees waived	(5,166)	(1,621)	(940)
Less expense reimbursements	(12)	—	(8)

Net expenses	38,893	10,247	18,869

Net investment income (loss)	(9,981)	12,088	(6,767)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	323,813	68,104	26,218
Change in net unrealized appreciation/depreciation on investments in non-affiliates	(1,279,138)	(373,677)	(444,145)

Net realized/unrealized gains (losses)	(955,325)	(305,573)	(417,927)

Change in net assets resulting from operations	$(965,306)	$(293,485)	$(424,694)

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2018

	JPMorgan Mid Cap Value Fund	JPMorgan Value Advantage Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$— (a)	$— (a)
Interest income from affiliates	— (a)	— (a)
Dividend income from non-affiliates	234,395	162,477
Dividend income from affiliates	6,229	2,637
Income from securities lending (net)	99	23

Total investment income	240,723	165,137

EXPENSES:
Investment advisory fees	58,889	37,442
Administration fees	7,348	4,672
Distribution fees:
Class A	2,303	1,635
Class C	751	2,177
Class R2	203	— (a)
Class R3	86	2
Service fees:
Class A	2,303	1,635
Class C	251	726
Class I	3,593	3,073
Class L	5,867	1,553
Class R2	101	— (a)
Class R3	86	2
Class R4	25	22
Class R5	42	3
Custodian and accounting fees	231	151
Professional fees	106	88
Trustees’ and Chief Compliance Officer’s fees	38	34
Printing and mailing costs	427	226
Registration and filing fees	233	214
Transfer agency fees (See Note 2.E.)	440	118
Other	169	89

Total expenses	83,492	53,862

Less fees waived	(6,713)	(6,432)
Less expense reimbursements	(97)	(12)

Net expenses	76,682	47,418

Net investment income (loss)	164,041	117,719

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	421,731	244,627
Investments in affiliates	— (a)	—

Net realized gain (loss)	421,731	244,627

Change in net unrealized appreciation/depreciation on investments in non-affiliates	(2,622,701)	(1,231,117)

Net realized/unrealized gains (losses)	(2,200,970)	(986,490)

Change in net assets resulting from operations	$(2,036,929)	$(868,771)

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	33

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Growth Advantage Fund		JPMorgan Mid Cap Equity Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(9,981)	$(24,732)	$12,088	$11,549
Net realized gain (loss)	323,813	694,039	68,104	280,150
Change in net unrealized appreciation/depreciation	(1,279,138)	1,184,781	(373,677)	63,890

Change in net assets resulting from operations	(965,306)	1,854,088	(293,485)	355,589

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(137,182)	(69,162)	(41,313)	(21,659)
Class C	(69,324)	(29,276)	(2,590)	(1,665)
Class I	(147,315)	(52,479)	(31,866)	(20,261)
Class R2 (b)	(5)	(1)	(47)	(22)
Class R3	(27)	(11)	—	—
Class R4	(957)	(1)	—	—
Class R5	(8,804)	(4,273)	(621)	(317)
Class R6	(334,548)	(165,239)	(209,503)	(126,390)

Total distributions to shareholders	(698,162)	(320,442)	(285,940)	(170,314)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	741,493	60,031	263,191	(260,045)

NET ASSETS:
Change in net assets	(921,975)	1,593,677	(316,234)	(74,770)
Beginning of period	8,691,587	7,097,910	2,733,708	2,808,478

End of period	$7,769,612	$8,691,587	$2,417,474	$2,733,708

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

	JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Equity Fund
Class A
From net realized gains	$(69,162)	$(21,659)
Class C
From net realized gains	(29,276)	(1,665)
Class I
From net investment income	—	(521)
From net realized gains	(52,479)	(19,740)
Class R2 (b)
From net realized gains	(1)	(22)
Class R3
From net realized gains	(11)	—
Class R4
From net realized gains	(1)	—
Class R5
From net investment income	—	(17)
From net realized gains	(4,273)	(300)
Class R6
From net investment income	—	(7,565)
From net realized gains	(165,239)	(118,825)

(b)	Commencement of offering of class of shares effective July 31, 2017 for JPMorgan Growth Advantage Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2018

	JPMorgan Mid Cap Growth Fund		JPMorgan Mid Cap Value Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(6,767)	$(12,093)	$164,041	$165,452
Net realized gain (loss)	26,218	321,274	421,731	714,557
Change in net unrealized appreciation/depreciation	(444,145)	272,913	(2,622,701)	323,839

Change in net assets resulting from operations	(424,694)	582,094	(2,036,929)	1,203,848

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(64,068)	(64,175)	(113,824)	(50,500)
Class C	(6,859)	(6,964)	(11,787)	(4,819)
Class I	(66,577)	(64,653)	(180,706)	(76,469)
Class L	—	—	(790,206)	(339,034)
Class R2	(2,466)	(2,500)	(5,220)	(1,965)
Class R3	(1,655)	(102)	(4,506)	(1,355)
Class R4	(921)	(242)	(1,721)	(385)
Class R5	(18,376)	(16,962)	(5,681)	(2,165)
Class R6	(90,888)	(63,898)	(86,808)	(19,369)

Total distributions to shareholders	(251,810)	(219,496)	(1,200,459)	(496,061)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	285,922	466,368	(22,313)	(826,948)

NET ASSETS:
Change in net assets	(390,582)	828,966	(3,259,701)	(119,161)
Beginning of period	3,917,244	3,088,278	18,283,851	18,403,012

End of period	$3,526,662	$3,917,244	$15,024,150	$18,283,851

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

	JPMorgan Mid Cap Growth Fund	JPMorgan Mid Cap Value Fund
Class A
From net investment income	$—	$(10,151)
From net realized gains	(64,175)	(40,349)
Class C
From net realized gains	(6,964)	(4,819)
Class I
From net investment income	—	(21,474)
From net realized gains	(64,653)	(54,995)
Class L
From net investment income	—	(115,010)
From net realized gains	—	(224,024)
Class R2
From net investment income	—	(285)
From net realized gains	(2,500)	(1,680)
Class R3
From net investment income	—	(401)
From net realized gains	(102)	(954)
Class R4
From net investment income	—	(124)
From net realized gains	(242)	(261)
Class R5
From net investment income	—	(715)
From net realized gains	(16,962)	(1,450)
Class R6
From net investment income	—	(6,725)
From net realized gains	(63,898)	(12,644)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	35

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Value Advantage Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$117,719	$153,657
Net realized gain (loss)	244,627	371,543
Change in net unrealized appreciation/depreciation	(1,231,117)	415,090

Change in net assets resulting from operations	(868,771)	940,290

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(75,407)	(26,776)
Class C	(31,120)	(7,814)
Class I	(161,614)	(50,925)
Class L	(175,343)	(90,228)
Class R2 (b)	(3)	— (c)
Class R3	(122)	(17)
Class R4	(1,103)	(43)
Class R5	(452)	(115)
Class R6	(263,786)	(77,658)

Total distributions to shareholders	(708,950)	(253,576)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	70,831	(360,503)

NET ASSETS:
Change in net assets	(1,506,890)	326,211
Beginning of period	11,384,237	11,058,026

End of period	$9,877,347	$11,384,237

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

JPMorgan Value Advantage Fund
Class A
From net investment income	$(12,114)
From net realized gains	(14,662)
Class C
From net investment income	(1,306)
From net realized gains	(6,508)
Class I
From net investment income	(27,074)
From net realized gains	(23,851)
Class L
From net investment income	(51,294)
From net realized gains	(38,934)
Class R2 (b)
From net investment income	— (c)
From net realized gains	— (c)
Class R3
From net investment income	(9)
From net realized gains	(8)
Class R4
From net investment income	(24)
From net realized gains	(19)
Class R5
From net investment income	(65)
From net realized gains	(50)
Class R6
From net investment income	(44,453)
From net realized gains	(33,205)

(b)	Commencement of offering of class of shares effective July 31, 2017.
(c)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2018

	JPMorgan Growth Advantage Fund		JPMorgan Mid Cap Equity Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$214,101	$385,379	$49,447	$69,668
Distributions reinvested	134,593	67,889	41,253	21,589
Cost of shares redeemed	(248,175)	(604,708)	(53,826)	(90,548)

Change in net assets resulting from Class A capital transactions	$100,519	$(151,440)	$36,874	$709

Class C
Proceeds from shares issued	$92,928	$167,812	$1,008	$2,589
Distributions reinvested	66,057	27,785	2,589	1,665
Cost of shares redeemed	(83,772)	(179,201)	(4,470)	(8,820)

Change in net assets resulting from Class C capital transactions	$75,213	$16,396	$(873)	$(4,566)

Class I
Proceeds from shares issued	$425,158	$820,383	$24,303	$67,824
Distributions reinvested	135,181	48,329	31,662	19,948
Cost of shares redeemed	(315,905)	(1,088,919)	(48,681)	(567,749)

Change in net assets resulting from Class I capital transactions	$244,434	$(220,207)	$7,284	$(479,977)

Class R2 (a)
Proceeds from shares issued	$17	$40	$34	$75
Distributions reinvested	5	1	40	19
Cost of shares redeemed	(4)	(2)	(2)	(284)

Change in net assets resulting from Class R2 capital transactions	$18	$39	$72	$(190)

Class R3
Proceeds from shares issued	$92	$379	$—	$—
Distributions reinvested	27	11	—	—
Cost of shares redeemed	— (b)	(187)	—	—

Change in net assets resulting from Class R3 capital transactions	$119	$203	$—	$—

Class R4
Proceeds from shares issued	$3,974	$12,768	$—	$—
Distributions reinvested	957	1	—	—
Cost of shares redeemed	(1,045)	(1,127)	—	—

Change in net assets resulting from Class R4 capital transactions	$3,886	$11,642	$—	$—

Class R5
Proceeds from shares issued	$12,640	$22,793	$—	$4,460
Distributions reinvested	8,802	4,273	621	317
Cost of shares redeemed	(13,023)	(31,002)	(595)	(361)

Change in net assets resulting from Class R5 capital transactions	$8,419	$(3,936)	$26	$4,416

Class R6
Proceeds from shares issued	$412,977	$1,307,512	$136,277	$659,956
Distributions reinvested	333,918	165,238	209,472	126,386
Cost of shares redeemed	(438,010)	(1,065,416)	(125,941)	(566,779)

Change in net assets resulting from Class R6 capital transactions	$308,885	$407,334	$219,808	$219,563

Total change in net assets resulting from capital transactions	$741,493	$60,031	$263,191	$(260,045)

(a)	Commencement of offering of class of shares effective July 31, 2017 for JPMorgan Growth Advantage Fund.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	37

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Growth Advantage Fund		JPMorgan Mid Cap Equity Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
SHARE TRANSACTIONS:
Class A
Issued	10,056	19,063	997	1,371
Reinvested	7,186	3,464	952	435
Redeemed	(11,716)	(29,518)	(1,100)	(1,784)

Change in Class A Shares	5,526	(6,991)	849	22

Class C
Issued	4,896	9,329	21	52
Reinvested	4,060	1,603	63	35
Redeemed	(4,604)	(10,165)	(94)	(180)

Change in Class C Shares	4,352	767	(10)	(93)

Class I
Issued	19,146	39,183	475	1,338
Reinvested	6,986	2,400	719	396
Redeemed	(14,904)	(55,106)	(961)	(11,347)

Change in Class I Shares	11,228	(13,523)	233	(9,613)

Class R2 (a)
Issued	1	2	1	3
Reinvested	— (b)	— (b)	1	— (b)
Redeemed	— (b)	— (b)	(1)	(6)

Change in Class R2 Shares	1	2	1	(3)

Class R3
Issued	5	20	—	—
Reinvested	1	— (b)	—	—
Redeemed	— (b)	(9)	—	—

Change in Class R3 Shares	6	11	—	—

Class R4
Issued	196	587	—	—
Reinvested	50	— (b)	—	—
Redeemed	(46)	(51)	—	—

Change in Class R4 Shares	200	536	—	—

Class R5
Issued	546	1,072	—	88
Reinvested	446	209	14	6
Redeemed	(586)	(1,457)	(11)	(7)

Change in Class R5 Shares	406	(176)	3	87

Class R6
Issued	18,215	63,769	2,657	13,118
Reinvested	16,814	8,033	4,754	2,502
Redeemed	(19,598)	(49,818)	(2,445)	(10,935)

Change in Class R6 Shares	15,431	21,984	4,966	4,685

(a)	Commencement of offering of class of shares effective July 31, 2017 for JPMorgan Growth Advantage Fund.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2018

	JPMorgan Mid Cap Growth Fund		JPMorgan Mid Cap Value Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$56,848	$118,397	$118,629	$363,088
Distributions reinvested	61,839	61,743	101,730	45,299
Cost of shares redeemed	(81,894)	(251,332)	(357,388)	(671,647)

Change in net assets resulting from Class A capital transactions	$36,793	$(71,192)	$(137,029)	$(263,260)

Class C
Proceeds from shares issued	$8,903	$14,077	$11,161	$7,880
Distributions reinvested	6,348	6,179	10,374	4,180
Cost of shares redeemed	(14,693)	(35,034)	(37,393)	(263,384)

Change in net assets resulting from Class C capital transactions	$558	$(14,778)	$(15,858)	$(251,324)

Class I
Proceeds from shares issued	$115,935	$339,754	$413,271	$751,430
Distributions reinvested	63,129	61,456	166,354	70,707
Cost of shares redeemed	(187,907)	(427,645)	(747,800)	(851,133)

Change in net assets resulting from Class I capital transactions	$(8,843)	$(26,435)	$(168,175)	$(28,996)

Class L
Proceeds from shares issued	$—	$—	$961,927	$1,968,939
Distributions reinvested	—	—	713,339	306,493
Cost of shares redeemed	—	—	(1,659,990)	(3,432,839)

Change in net assets resulting from Class L capital transactions	$—	$—	$15,276	$(1,157,407)

Class R2
Proceeds from shares issued	$6,220	$14,239	$7,637	$17,627
Distributions reinvested	2,347	2,362	4,936	1,815
Cost of shares redeemed	(6,333)	(17,165)	(11,347)	(25,651)

Change in net assets resulting from Class R2 capital transactions	$2,234	$(564)	$1,226	$(6,209)

Class R3
Proceeds from shares issued	$4,397	$27,693	$16,804	$51,385
Distributions reinvested	1,655	102	4,297	1,347
Cost of shares redeemed	(3,935)	(1,822)	(9,500)	(10,294)

Change in net assets resulting from Class R3 capital transactions	$2,117	$25,973	$11,601	$42,438

Class R4
Proceeds from shares issued	$3,101	$14,393	$8,478	$18,175
Distributions reinvested	921	242	1,720	385
Cost of shares redeemed	(1,935)	(897)	(1,306)	(4,544)

Change in net assets resulting from Class R4 capital transactions	$2,087	$13,738	$8,892	$14,016

Class R5
Proceeds from shares issued	$45,206	$79,191	$8,248	$70,982
Distributions reinvested	17,215	15,915	5,681	2,165
Cost of shares redeemed	(57,457)	(59,057)	(9,664)	(21,198)

Change in net assets resulting from Class R5 capital transactions	$4,964	$36,049	$4,265	$51,949

Class R6
Proceeds from shares issued	$311,844	$649,363	$348,686	$924,565
Distributions reinvested	90,442	63,657	82,670	18,935
Cost of shares redeemed	(156,274)	(209,443)	(173,867)	(171,655)

Change in net assets resulting from Class R6 capital transactions	$246,012	$503,577	$257,489	$771,845

Total change in net assets resulting from capital transactions	$285,922	$466,368	$(22,313)	$(826,948)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	39

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Mid Cap Growth Fund		JPMorgan Mid Cap Value Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
SHARE TRANSACTIONS:
Class A
Issued	1,861	3,941	3,164	9,353
Reinvested	2,301	2,145	2,966	1,153
Redeemed	(2,719)	(8,462)	(9,276)	(17,242)

Change in Class A Shares	1,443	(2,376)	(3,146)	(6,736)

Class C
Issued	381	586	334	210
Reinvested	306	271	315	111
Redeemed	(613)	(1,457)	(1,032)	(7,079)

Change in Class C Shares	74	(600)	(383)	(6,758)

Class I
Issued	3,302	9,954	11,025	19,096
Reinvested	2,019	1,861	4,798	1,778
Redeemed	(5,511)	(12,666)	(19,721)	(21,586)

Change in Class I Shares	(190)	(851)	(3,898)	(712)

Class L
Issued	—	—	24,439	49,400
Reinvested	—	—	20,337	7,611
Redeemed	—	—	(43,991)	(86,072)

Change in Class L Shares	—	—	785	(29,061)

Class R2
Issued	185	437	207	472
Reinvested	80	75	150	48
Redeemed	(192)	(526)	(310)	(686)

Change in Class R2 Shares	73	(14)	47	(166)

Class R3
Issued	125	799	436	1,326
Reinvested	53	3	127	34
Redeemed	(113)	(51)	(244)	(265)

Change in Class R3 Shares	65	751	319	1,095

Class R4
Issued	86	419	221	464
Reinvested	30	7	50	10
Redeemed	(55)	(25)	(33)	(115)

Change in Class R4 Shares	61	401	238	359

Class R5
Issued	1,249	2,258	206	1,800
Reinvested	544	477	162	54
Redeemed	(1,588)	(1,695)	(247)	(534)

Change in Class R5 Shares	205	1,040	121	1,320

Class R6
Issued	8,635	18,762	8,664	23,270
Reinvested	2,842	1,899	2,355	471
Redeemed	(4,430)	(6,005)	(4,551)	(4,290)

Change in Class R6 Shares	7,047	14,656	6,468	19,451

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2018

	JPMorgan Value Advantage Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$117,960	$302,187
Distributions reinvested	70,886	25,163
Cost of shares redeemed	(248,814)	(497,550)

Change in net assets resulting from Class A capital transactions	$(59,968)	$(170,200)

Class C
Proceeds from shares issued	$30,813	$58,391
Distributions reinvested	28,076	7,029
Cost of shares redeemed	(75,187)	(261,978)

Change in net assets resulting from Class C capital transactions	$(16,298)	$(196,558)

Class I
Proceeds from shares issued	$697,056	$844,644
Distributions reinvested	145,394	44,769
Cost of shares redeemed	(545,909)	(897,538)

Change in net assets resulting from Class I capital transactions	$296,541	$(8,125)

Class L
Proceeds from shares issued	$424,278	$1,135,519
Distributions reinvested	161,936	85,647
Cost of shares redeemed	(1,081,321)	(1,811,163)

Change in net assets resulting from Class L capital transactions	$(495,107)	$(589,997)

Class R2 (a)
Proceeds from shares issued	$6	$38
Distributions reinvested	2	— (b)
Cost of shares redeemed	(6)	(1)

Change in net assets resulting from Class R2 capital transactions	$2	$37

Class R3
Proceeds from shares issued	$849	$793
Distributions reinvested	109	14
Cost of shares redeemed	(13)	(103)

Change in net assets resulting from Class R3 capital transactions	$945	$704

Class R4
Proceeds from shares issued	$1,291	$19,694
Distributions reinvested	1,103	43
Cost of shares redeemed	(1,447)	(2,597)

Change in net assets resulting from Class R4 capital transactions	$947	$17,140

Class R5
Proceeds from shares issued	$1,314	$6,381
Distributions reinvested	452	115
Cost of shares redeemed	(532)	(1,014)

Change in net assets resulting from Class R5 capital transactions	$1,234	$5,482

Class R6
Proceeds from shares issued	$321,398	$1,235,372
Distributions reinvested	263,676	77,658
Cost of shares redeemed	(242,539)	(732,016)

Change in net assets resulting from Class R6 capital transactions	$342,535	$581,014

Total change in net assets resulting from capital transactions	$70,831	$(360,503)

(a)	Commencement of offering of class of shares effective July 31, 2017.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	41

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Value Advantage Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
SHARE TRANSACTIONS:
Class A
Issued	3,379	8,673
Reinvested	2,205	704
Redeemed	(7,031)	(14,215)

Change in Class A Shares	(1,447)	(4,838)

Class C
Issued	893	1,674
Reinvested	875	198
Redeemed	(2,145)	(7,551)

Change in Class C Shares	(377)	(5,679)

Class I
Issued	19,534	24,044
Reinvested	4,502	1,245
Redeemed	(15,701)	(25,207)

Change in Class I Shares	8,335	82

Class L
Issued	11,852	32,262
Reinvested	5,015	2,380
Redeemed	(30,100)	(51,546)

Change in Class L Shares	(13,233)	(16,904)

Class R2 (a)
Issued	— (b)	1
Reinvested	— (b)	— (b)
Redeemed	— (b)	— (b)

Change in Class R2 Shares	— (b)	1

Class R3
Issued	24	22
Reinvested	3	1
Redeemed	— (b)	(3)

Change in Class R3 Shares	27	20

Class R4
Issued	36	558
Reinvested	34	1
Redeemed	(40)	(74)

Change in Class R4 Shares	30	485

Class R5
Issued	36	186
Reinvested	14	3
Redeemed	(15)	(29)

Change in Class R5 Shares	35	160

Class R6
Issued	8,940	35,495
Reinvested	8,179	2,160
Redeemed	(6,893)	(20,295)

Change in Class R6 Shares	10,226	17,360

(a)	Commencement of offering of class of shares effective July 31, 2017.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2018

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	43

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
JPMorgan Growth Advantage Fund
Class A
Six Months Ended December 31, 2018 (Unaudited)	$21.73	$(0.05)	$(2.23)	$(2.28)	$(1.76)
Year Ended June 30, 2018	17.95	(0.12)	4.74	4.62	(0.84)
Year Ended June 30, 2017	14.42	(0.09)	3.62	3.53	—
Year Ended June 30, 2016	15.74	(0.08)	(0.71)	(0.79)	(0.53)
Year Ended June 30, 2015	14.24	(0.10)	2.17	2.07	(0.57)
Year Ended June 30, 2014	11.43	(0.07)	3.52	3.45	(0.64)

Class C
Six Months Ended December 31, 2018 (Unaudited)	19.16	(0.09)	(1.95)	(2.04)	(1.76)
Year Ended June 30, 2018	15.99	(0.19)	4.20	4.01	(0.84)
Year Ended June 30, 2017	12.91	(0.15)	3.23	3.08	—
Year Ended June 30, 2016	14.22	(0.14)	(0.64)	(0.78)	(0.53)
Year Ended June 30, 2015	12.98	(0.15)	1.96	1.81	(0.57)
Year Ended June 30, 2014	10.51	(0.12)	3.23	3.11	(0.64)

Class I
Six Months Ended December 31, 2018 (Unaudited)	22.36	(0.03)	(2.29)	(2.32)	(1.76)
Year Ended June 30, 2018	18.40	(0.07)	4.87	4.80	(0.84)
Year Ended June 30, 2017	14.75	(0.05)	3.70	3.65	—
Year Ended June 30, 2016	16.06	(0.06)	(0.72)	(0.78)	(0.53)
Year Ended June 30, 2015	14.50	(0.07)	2.20	2.13	(0.57)
Year Ended June 30, 2014	11.60	(0.04)	3.58	3.54	(0.64)

Class R2
Six Months Ended December 31, 2018 (Unaudited)	21.68	(0.08)	(2.22)	(2.30)	(1.76)
July 31, 2017 (f) through June 30, 2018	18.47	(0.14)	4.19	4.05	(0.84)

Class R3
Six Months Ended December 31, 2018 (Unaudited)	21.74	(0.05)	(2.23)	(2.28)	(1.76)
Year Ended June 30, 2018	17.96	(0.11)	4.73	4.62	(0.84)
May 31, 2017 (f) through June 30, 2017	17.85	(0.01)	0.12	0.11	—

Class R4
Six Months Ended December 31, 2018 (Unaudited)	22.36	(0.03)	(2.29)	(2.32)	(1.76)
Year Ended June 30, 2018	18.40	(0.03)	4.83	4.80	(0.84)
May 31, 2017 (f) through June 30, 2017	18.29	— (g)	0.11	0.11	—

Class R5
Six Months Ended December 31, 2018 (Unaudited)	22.76	(0.01)	(2.34)	(2.35)	(1.76)
Year Ended June 30, 2018	18.69	(0.04)	4.95	4.91	(0.84)
Year Ended June 30, 2017	14.96	(0.03)	3.76	3.73	—
Year Ended June 30, 2016	16.25	(0.03)	(0.73)	(0.76)	(0.53)
Year Ended June 30, 2015	14.63	(0.04)	2.23	2.19	(0.57)
Year Ended June 30, 2014	11.68	(0.02)	3.61	3.59	(0.64)

Class R6
Six Months Ended December 31, 2018 (Unaudited)	22.87	— (g)	(2.35)	(2.35)	(1.76)
Year Ended June 30, 2018	18.76	(0.02)	4.97	4.95	(0.84)
Year Ended June 30, 2017	15.00	(0.01)	3.77	3.76	—
Year Ended June 30, 2016	16.27	(0.01)	(0.73)	(0.74)	(0.53)
Year Ended June 30, 2015	14.64	(0.03)	2.23	2.20	(0.57)
December 23, 2013 (f) through June 30, 2014	13.86	(0.01)	0.79	0.78	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.
(g)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$17.69	(10.96)%	$1,501,771	1.13%	(0.49)%	1.25%	20%
21.73	26.22	1,724,681	1.16	(0.57)	1.25	31
17.95	24.48	1,550,092	1.24	(0.56)	1.32	34
14.42	(5.07)	1,643,136	1.25	(0.55)	1.35	46
15.74	14.99	1,174,260	1.24	(0.65)	1.35	46
14.24	30.69	717,564	1.24	(0.51)	1.31	62

15.36	(11.18)	660,694	1.64	(0.99)	1.75	20
19.16	25.60	740,817	1.66	(1.07)	1.76	31
15.99	23.86	605,999	1.74	(1.06)	1.82	34
12.91	(5.55)	594,190	1.75	(1.04)	1.85	46
14.22	14.43	321,500	1.74	(1.14)	1.84	46
12.98	30.12	144,229	1.74	(1.01)	1.81	62

18.28	(10.82)	1,638,415	0.88	(0.23)	1.00	20
22.36	26.56	1,753,505	0.92	(0.32)	1.00	31
18.40	24.75	1,691,899	1.00	(0.31)	1.04	34
14.75	(4.91)	922,981	1.08	(0.41)	1.09	46
16.06	15.14	1,219,501	1.09	(0.48)	1.09	46
14.50	31.03	975,175	1.05	(0.30)	1.06	62

17.62	(11.07)	49	1.39	(0.73)	1.97	20
21.68	22.39	43	1.41	(0.77)	1.59	31

17.70	(10.95)	321	1.13	(0.47)	1.35	20
21.74	26.20	266	1.15	(0.53)	1.28	31
17.96	0.62	20	1.25	(0.55)	1.25	34

18.28	(10.82)	13,470	0.88	(0.24)	1.00	20
22.36	26.56	12,005	0.88	(0.16)	1.00	31
18.40	0.60	20	0.99	(0.29)	1.00	34

18.65	(10.77)	100,007	0.73	(0.09)	0.85	20
22.76	26.74	112,830	0.77	(0.18)	0.85	31
18.69	24.93	95,952	0.85	(0.17)	0.88	34
14.96	(4.72)	82,358	0.89	(0.20)	0.90	46
16.25	15.42	58,686	0.86	(0.25)	0.87	46
14.63	31.25	1,453,864	0.85	(0.11)	0.86	62

18.76	(10.71)	3,854,885	0.63	0.01	0.75	20
22.87	26.86	4,347,440	0.67	(0.07)	0.75	31
18.76	25.07	3,153,928	0.74	(0.06)	0.75	34
15.00	(4.59)	2,720,935	0.76	(0.07)	0.76	46
16.27	15.48	2,414,333	0.76	(0.17)	0.77	46
14.64	5.63	271,958	0.80	(0.15)	0.82	62

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	45

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
	Investment operations		Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Mid Cap Equity Fund
Class A
Six Months Ended December 31, 2018 (Unaudited)	$51.57	$0.12	$(5.52)	$(5.40)	$(0.13)
Year Ended June 30, 2018	48.53	— (f)	5.89	5.89	—
Year Ended June 30, 2017	42.95	(0.02)	7.02	7.00	(0.05)
Year Ended June 30, 2016	47.12	(0.01)	(2.02)	(2.03)	(0.03)
Year Ended June 30, 2015	44.91	(0.03)	4.32	4.29	(0.02)
Year Ended June 30, 2014	38.10	(0.04)	10.25	10.21	(0.02)

Class C
Six Months Ended December 31, 2018 (Unaudited)	49.66	0.01	(5.31)	(5.30)	—
Year Ended June 30, 2018	47.05	(0.24)	5.70	5.46	—
Year Ended June 30, 2017	41.85	(0.25)	6.82	6.57	—
Year Ended June 30, 2016	46.16	(0.23)	(1.97)	(2.20)	—
Year Ended June 30, 2015	44.21	(0.25)	4.23	3.98	—
Year Ended June 30, 2014	37.71	(0.24)	10.12	9.88	—

Class I
Six Months Ended December 31, 2018 (Unaudited)	52.32	0.21	(5.63)	(5.42)	(0.23)
Year Ended June 30, 2018	49.13	0.14	5.97	6.11	(0.07)
Year Ended June 30, 2017	43.41	0.14	7.09	7.23	(0.14)
Year Ended June 30, 2016	47.47	0.11	(1.99)	(1.88)	(0.07)
Year Ended June 30, 2015	45.15	0.13	4.34	4.47	(0.09)
Year Ended June 30, 2014	38.22	0.11	10.30	10.41	(0.10)

Class R2
Six Months Ended December 31, 2018 (Unaudited)	51.08	0.05	(5.46)	(5.41)	(0.03)
Year Ended June 30, 2018	48.21	(0.14)	5.86	5.72	—
Year Ended June 30, 2017	42.75	(0.14)	6.98	6.84	(0.01)
Year Ended June 30, 2016	46.98	(0.13)	(1.99)	(2.12)	—
Year Ended June 30, 2015	44.87	(0.14)	4.30	4.16	—
March 14, 2014 (g) through June 30, 2014	42.92	(0.05)	2.01	1.96	(0.01)

Class R5
Six Months Ended December 31, 2018 (Unaudited)	52.35	0.25	(5.64)	(5.39)	(0.31)
Year Ended June 30, 2018	49.17	0.24	5.94	6.18	(0.15)
Year Ended June 30, 2017	43.43	0.18	7.11	7.29	(0.18)
Year Ended June 30, 2016	47.49	0.18	(2.03)	(1.85)	(0.10)
Year Ended June 30, 2015	45.15	0.20	4.33	4.53	(0.13)
March 14, 2014 (g) through June 30, 2014	43.14	0.04	2.02	2.06	(0.05)

Class R6
Six Months Ended December 31, 2018 (Unaudited)	52.39	0.26	(5.63)	(5.37)	(0.36)
Year Ended June 30, 2018	49.18	0.27	5.96	6.23	(0.17)
Year Ended June 30, 2017	43.44	0.21	7.09	7.30	(0.19)
Year Ended June 30, 2016	47.49	0.20	(2.02)	(1.82)	(0.12)
Year Ended June 30, 2015	45.15	0.20	4.34	4.54	(0.14)
March 14, 2014 (g) through June 30, 2014	43.14	0.04	2.02	2.06	(0.05)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2018

	Ratios/Supplemental data
					Ratios to average net assets (a)
Net realized gain	Total distributions	Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$ (5.14)	$(5.27)	$40.90	(11.01)%	$354,294	1.13%	0.48%	1.26%	17%
(2.85)	(2.85)	51.57	12.37	402,897	1.17	0.01	1.25	31
(1.37)	(1.42)	48.53	16.61	378,055	1.24	(0.05)	1.37	38
(2.11)	(2.14)	42.95	(4.17)	335,424	1.25	(0.03)	1.43	39
(2.06)	(2.08)	47.12	9.99	232,320	1.24	(0.06)	1.44	41
(3.38)	(3.40)	44.91	27.96	156,016	1.24	(0.08)	1.41	47

(5.14)	(5.14)	39.22	(11.23)	21,438	1.63	0.05	1.76	17
(2.85)	(2.85)	49.66	11.83	27,666	1.67	(0.50)	1.76	31
(1.37)	(1.37)	47.05	16.01	30,596	1.74	(0.56)	1.92	38
(2.11)	(2.11)	41.85	(4.64)	32,045	1.75	(0.54)	1.96	39
(2.03)	(2.03)	46.16	9.44	25,597	1.74	(0.56)	1.91	41
(3.38)	(3.38)	44.21	27.34	20,018	1.74	(0.57)	1.93	47

(5.14)	(5.37)	41.53	(10.88)	268,432	0.88	0.80	1.00	17
(2.85)	(2.92)	52.32	12.68	326,026	0.89	0.26	1.00	31
(1.37)	(1.51)	49.13	17.01	778,378	0.89	0.30	1.08	38
(2.11)	(2.18)	43.41	(3.81)	622,440	0.90	0.25	1.20	39
(2.06)	(2.15)	47.47	10.35	1,773,929	0.89	0.29	1.16	41
(3.38)	(3.48)	45.15	28.45	1,773,321	0.89	0.27	1.18	47

(5.14)	(5.17)	40.50	(11.12)	416	1.38	0.21	1.58	17
(2.85)	(2.85)	51.08	12.09	443	1.43	(0.28)	1.57	31
(1.37)	(1.38)	48.21	16.30	600	1.49	(0.31)	1.69	38
(2.11)	(2.11)	42.75	(4.38)	688	1.50	(0.30)	1.81	39
(2.05)	(2.05)	46.98	9.71	823	1.49	(0.31)	1.69	41
—	(0.01)	44.87	4.56	688	1.47	(0.41)	1.60	47

(5.14)	(5.45)	41.51	(10.82)	5,279	0.73	0.97	0.86	17
(2.85)	(3.00)	52.35	12.83	6,499	0.75	0.47	0.85	31
(1.37)	(1.55)	49.17	17.14	1,804	0.79	0.40	0.87	38
(2.11)	(2.21)	43.43	(3.73)	2,840	0.80	0.42	0.91	39
(2.06)	(2.19)	47.49	10.49	1,636	0.79	0.43	0.88	41
—	(0.05)	45.15	4.77	91	0.78	0.27	0.91	47

(5.14)	(5.50)	41.52	(10.77)	1,767,615	0.63	0.99	0.75	17
(2.85)	(3.02)	52.39	12.93	1,970,177	0.67	0.51	0.75	31
(1.37)	(1.56)	49.18	17.18	1,619,045	0.74	0.45	0.75	38
(2.11)	(2.23)	43.44	(3.66)	1,370,912	0.74	0.46	0.77	39
(2.06)	(2.20)	47.49	10.53	1,268,988	0.74	0.45	0.80	41
—	(0.05)	45.15	4.78	823,036	0.73	0.34	0.86	47

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	47

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
JPMorgan Mid Cap Growth Fund
Class A
Six Months Ended December 31, 2018 (Unaudited)	$30.84	$(0.10)		$(3.09)	$(3.19)	$(2.15)
Year Ended June 30, 2018	27.99	(0.19)		5.18	4.99	(2.14)
Year Ended June 30, 2017	23.43	(0.14)		4.71	4.57	(0.01)
Year Ended June 30, 2016	27.71	(0.15)		(2.67)	(2.82)	(1.46)
Year Ended June 30, 2015	27.49	(0.18)		3.19	3.01	(2.79)
Year Ended June 30, 2014	22.99	(0.13	)(f)	7.42	7.29	(2.79)
Class C
Six Months Ended December 31, 2018 (Unaudited)	24.37	(0.14)		(2.41)	(2.55)	(2.15)
Year Ended June 30, 2018	22.64	(0.27)		4.14	3.87	(2.14)
Year Ended June 30, 2017	19.05	(0.22)		3.82	3.60	(0.01)
Year Ended June 30, 2016	22.93	(0.22)		(2.20)	(2.42)	(1.46)
Year Ended June 30, 2015	23.35	(0.26)		2.63	2.37	(2.79)
Year Ended June 30, 2014	19.97	(0.22	)(f)	6.39	6.17	(2.79)
Class I
Six Months Ended December 31, 2018 (Unaudited)	35.44	(0.06)		(3.57)	(3.63)	(2.15)
Year Ended June 30, 2018	31.79	(0.10)		5.89	5.79	(2.14)
Year Ended June 30, 2017	26.52	(0.07)		5.35	5.28	(0.01)
Year Ended June 30, 2016	31.06	(0.09)		(2.99)	(3.08)	(1.46)
Year Ended June 30, 2015	30.39	(0.11)		3.57	3.46	(2.79)
Year Ended June 30, 2014	25.08	(0.06	)(f)	8.16	8.10	(2.79)
Class R2
Six Months Ended December 31, 2018 (Unaudited)	33.49	(0.15)		(3.36)	(3.51)	(2.15)
Year Ended June 30, 2018	30.31	(0.28)		5.60	5.32	(2.14)
Year Ended June 30, 2017	25.41	(0.21)		5.12	4.91	(0.01)
Year Ended June 30, 2016	29.96	(0.18)		(2.91)	(3.09)	(1.46)
Year Ended June 30, 2015	29.54	(0.24)		3.45	3.21	(2.79)
Year Ended June 30, 2014	24.56	(0.20	)(f)	7.97	7.77	(2.79)
Class R3
Six Months Ended December 31, 2018 (Unaudited)	35.23	(0.11)		(3.54)	(3.65)	(2.15)
Year Ended June 30, 2018	31.71	(0.19)		5.85	5.66	(2.14)
September 9, 2016 (g) through June 30, 2017	27.06	(0.13)		4.79	4.66	(0.01)
Class R4
Six Months Ended December 31, 2018 (Unaudited)	35.40	(0.07)		(3.56)	(3.63)	(2.15)
Year Ended June 30, 2018	31.77	(0.12)		5.89	5.77	(2.14)
September 9, 2016 (g) through June 30, 2017	27.06	(0.06)		4.78	4.72	(0.01)
Class R5
Six Months Ended December 31, 2018 (Unaudited)	35.85	(0.03)		(3.62)	(3.65)	(2.15)
Year Ended June 30, 2018	32.09	(0.06)		5.96	5.90	(2.14)
Year Ended June 30, 2017	26.74	(0.03)		5.39	5.36	(0.01)
Year Ended June 30, 2016	31.26	(0.03)		(3.03)	(3.06)	(1.46)
Year Ended June 30, 2015	30.52	(0.07)		3.60	3.53	(2.79)
Year Ended June 30, 2014	25.15	(0.02	)(f)	8.18	8.16	(2.79)
Class R6
Six Months Ended December 31, 2018 (Unaudited)	36.00	(0.02)		(3.64)	(3.66)	(2.15)
Year Ended June 30, 2018	32.20	(0.04)		5.98	5.94	(2.14)
Year Ended June 30, 2017	26.82	(0.02)		5.41	5.39	(0.01)
Year Ended June 30, 2016	31.33	(0.02)		(3.03)	(3.05)	(1.46)
Year Ended June 30, 2015	30.57	(0.06)		3.61	3.55	(2.79)
Year Ended June 30, 2014	25.17	—	(f)(h)	8.19	8.19	(2.79)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)

Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $(0.14), $(0.23), $(0.06), $(0.20), $(0.02) and $(0.01) and for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been (0.53)%, (1.03)%, (0.22)%, (0.73)%, (0.08)%, (0.03)% for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively.

(g)	Commencement of offering of class of shares.
(h)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$25.50	(10.69)%	$810,019	1.23%	(0.63)%		1.28%	26%
30.84	18.39	934,982	1.23	(0.62)		1.30	56
27.99	19.52	915,226	1.23	(0.56)		1.36	41
23.43	(10.29)	949,148	1.24	(0.59)		1.40	56
27.71	12.37	984,262	1.23	(0.68)		1.35	57
27.49	33.44	765,310	1.24	(0.51	)(f)	1.37	69

19.67	(10.90)	68,402	1.73	(1.14)		1.76	26
24.37	17.76	82,939	1.73	(1.12)		1.76	56
22.64	18.92	90,640	1.73	(1.06)		1.85	41
19.05	(10.70)	96,729	1.74	(1.08)		1.90	56
22.93	11.78	75,494	1.73	(1.19)		1.86	57
23.35	32.85	41,047	1.73	(1.01	)(f)	1.86	69

29.66	(10.54)	949,095	0.92	(0.32)		1.00	26
35.44	18.72	1,140,704	0.92	(0.30)		1.00	56
31.79	19.92	1,050,151	0.92	(0.25)		1.08	41
26.52	(10.01)	929,489	0.93	(0.31)		1.13	56
31.06	12.68	1,562,284	0.92	(0.37)		1.12	57
30.39	33.91	1,254,748	0.93	(0.20	)(f)	1.12	69

27.83	(10.80)	34,025	1.48	(0.88)		1.55	26
33.49	18.06	38,486	1.48	(0.87)		1.57	56
30.31	19.34	35,242	1.42	(0.74)		1.69	41
25.41	(10.42)	32,092	1.40	(0.71)		1.71	56
29.96	12.18	9,868	1.39	(0.85)		1.64	57
29.54	33.25	1,852	1.40	(0.71	)(f)	1.59	69

29.43	(10.66)	24,148	1.23	(0.63)		1.25	26
35.23	18.34	26,638	1.23	(0.54)		1.26	56
31.71	17.24	152	1.23	(0.54)		1.42	41

29.62	(10.55)	13,809	0.98	(0.38)		1.00	26
35.40	18.66	14,320	0.98	(0.33)		1.01	56
31.77	17.46	129	0.98	(0.23)		1.10	41

30.05	(10.48)	268,818	0.78	(0.18)		0.85	26
35.85	18.89	313,336	0.78	(0.16)		0.85	56
32.09	20.06	247,068	0.78	(0.10)		0.89	41
26.74	(9.87)	224,498	0.79	(0.13)		0.91	56
31.26	12.87	164,713	0.78	(0.25)		0.87	57
30.52	34.06	27,454	0.79	(0.06	)(f)	0.92	69

30.19	(10.46)	1,358,346	0.73	(0.13)		0.75	26
36.00	18.95	1,365,839	0.73	(0.11)		0.76	56
32.20	20.11	749,670	0.73	(0.06)		0.76	41
26.82	(9.82)	619,527	0.73	(0.06)		0.77	56
31.33	12.92	265,905	0.73	(0.19)		0.78	57
30.57	34.16	86,150	0.74	(0.01	)(f)	0.86	69

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	49

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Mid Cap Value Fund
Class A
Six Months Ended December 31, 2018 (Unaudited)	$39.24	$0.31		$(4.77)	$(4.46)	$(0.38)	$(2.16)	$(2.54)
Year Ended June 30, 2018	37.80	0.20		2.14	2.34	(0.18)	(0.72)	(0.90)
Year Ended June 30, 2017	35.41	0.17		4.60	4.77	(0.14)	(2.24)	(2.38)
Year Ended June 30, 2016	36.98	0.19		0.33	0.52	(0.14)	(1.95)	(2.09)
Year Ended June 30, 2015	37.25	0.20		2.52	2.72	(0.20)	(2.79)	(2.99)
Year Ended June 30, 2014	31.68	0.15	(f)	7.02	7.17	(0.15)	(1.45)	(1.60)

Class C
Six Months Ended December 31, 2018 (Unaudited)	37.68	0.20		(4.57)	(4.37)	(0.17)	(2.16)	(2.33)
Year Ended June 30, 2018	36.35	(0.02)		2.07	2.05	—	(0.72)	(0.72)
Year Ended June 30, 2017	34.17	(0.02)		4.44	4.42	—	(2.24)	(2.24)
Year Ended June 30, 2016	35.79	0.01		0.32	0.33	—	(1.95)	(1.95)
Year Ended June 30, 2015	36.19	0.01		2.44	2.45	(0.06)	(2.79)	(2.85)
Year Ended June 30, 2014	30.84	(0.03	)(f)	6.83	6.80	— (g)	(1.45)	(1.45)

Class I
Six Months Ended December 31, 2018 (Unaudited)	39.70	0.35		(4.82)	(4.47)	(0.48)	(2.16)	(2.64)
Year Ended June 30, 2018	38.24	0.30		2.16	2.46	(0.28)	(0.72)	(1.00)
Year Ended June 30, 2017	35.79	0.27		4.66	4.93	(0.24)	(2.24)	(2.48)
Year Ended June 30, 2016	37.36	0.28		0.33	0.61	(0.23)	(1.95)	(2.18)
Year Ended June 30, 2015	37.61	0.28		2.55	2.83	(0.29)	(2.79)	(3.08)
Year Ended June 30, 2014	31.95	0.23	(f)	7.10	7.33	(0.22)	(1.45)	(1.67)

Class L
Six Months Ended December 31, 2018 (Unaudited)	40.21	0.38		(4.87)	(4.49)	(0.58)	(2.16)	(2.74)
Year Ended June 30, 2018	38.70	0.40		2.20	2.60	(0.37)	(0.72)	(1.09)
Year Ended June 30, 2017	36.19	0.36		4.71	5.07	(0.32)	(2.24)	(2.56)
Year Ended June 30, 2016	37.76	0.37		0.33	0.70	(0.32)	(1.95)	(2.27)
Year Ended June 30, 2015	37.99	0.40		2.56	2.96	(0.40)	(2.79)	(3.19)
Year Ended June 30, 2014	32.26	0.32	(f)	7.17	7.49	(0.31)	(1.45)	(1.76)

Class R2
Six Months Ended December 31, 2018 (Unaudited)	37.64	0.22		(4.54)	(4.32)	(0.30)	(2.16)	(2.46)
Year Ended June 30, 2018	36.33	0.10		2.05	2.15	(0.12)	(0.72)	(0.84)
Year Ended June 30, 2017	34.14	0.07		4.43	4.50	(0.07)	(2.24)	(2.31)
Year Ended June 30, 2016	35.73	0.10		0.32	0.42	(0.06)	(1.95)	(2.01)
Year Ended June 30, 2015	36.14	0.10		2.43	2.53	(0.15)	(2.79)	(2.94)
Year Ended June 30, 2014	30.81	0.06	(f)	6.82	6.88	(0.10)	(1.45)	(1.55)

Class R3
Six Months Ended December 31, 2018 (Unaudited)	38.97	0.25		(4.68)	(4.43)	(0.41)	(2.16)	(2.57)
Year Ended June 30, 2018	37.67	0.21		2.11	2.32	(0.30)	(0.72)	(1.02)
September 9, 2016 (h) through June 30, 2017	35.78	0.26		4.15	4.41	(0.28)	(2.24)	(2.52)

Class R4
Six Months Ended December 31, 2018 (Unaudited)	39.56	0.32		(4.78)	(4.46)	(0.51)	(2.16)	(2.67)
Year Ended June 30, 2018	38.16	0.33		2.13	2.46	(0.34)	(0.72)	(1.06)
September 9, 2016 (h) through June 30, 2017	36.18	0.38		4.15	4.53	(0.31)	(2.24)	(2.55)

Class R5
Six Months Ended December 31, 2018 (Unaudited)	40.15	0.36		(4.86)	(4.50)	(0.54)	(2.16)	(2.70)
Year Ended June 30, 2018	38.67	0.38		2.17	2.55	(0.35)	(0.72)	(1.07)
September 9, 2016 (h) through June 30, 2017	36.60	0.36		4.28	4.64	(0.33)	(2.24)	(2.57)

Class R6
Six Months Ended December 31, 2018 (Unaudited)	40.19	0.33		(4.82)	(4.49)	(0.58)	(2.16)	(2.74)
Year Ended June 30, 2018	38.69	0.43		2.16	2.59	(0.37)	(0.72)	(1.09)
September 9, 2016 (h) through June 30, 2017	36.60	0.32		4.34	4.66	(0.33)	(2.24)	(2.57)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)

Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.14, $(0.03), $0.23, $0.32 and $0.05 for Class A, Class C, Class I, Class L and Class R2 Shares, respectively and the net investment income (loss) ratio would have been 0.41%, (0.10)%, 0.66%, 0.90% and 0.16% for Class A, Class C, Class I, Class L and Class R2 Shares, respectively.

(g)	Amount rounds to less than $0.005.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$32.24	(11.71)%	$1,514,797	1.23%	1.57%		1.25%	7%
39.24	6.20	1,967,162	1.23	0.51		1.26	13
37.80	13.83	2,149,689	1.23	0.45		1.36	23
35.41	1.85	2,302,567	1.24	0.54		1.41	20
36.98	7.68	2,623,772	1.23	0.53		1.38	18
37.25	23.25	3,404,974	1.23	0.42	(f)	1.37	25

30.98	(11.93)	164,325	1.74	1.09		1.75	7
37.68	5.65	214,331	1.74	(0.06)		1.75	13
36.35	13.27	452,351	1.74	(0.06)		1.80	23
34.17	1.35	549,619	1.75	0.03		1.83	20
35.79	7.12	595,385	1.74	0.03		1.84	18
36.19	22.63	608,283	1.74	(0.09	)(f)	1.87	25

32.59	(11.60)	2,323,938	0.98	1.74		1.00	7
39.70	6.44	2,985,882	0.98	0.77		1.00	13
38.24	14.15	2,902,646	0.98	0.72		1.07	23
35.79	2.11	2,332,160	0.99	0.80		1.11	20
37.36	7.92	2,347,703	0.98	0.75		1.10	18
37.61	23.59	2,967,759	0.98	0.67	(f)	1.12	25

32.98	(11.50)	9,701,063	0.74	1.91		0.85	7
40.21	6.73	11,795,588	0.74	1.00		0.86	13
38.70	14.39	12,478,637	0.74	0.96		0.91	23
36.19	2.35	10,313,629	0.75	1.04		0.94	20
37.76	8.19	10,320,516	0.74	1.05		0.94	18
37.99	23.88	8,581,992	0.74	0.92	(f)	0.97	25

30.86	(11.83)	68,776	1.49	1.18		1.51	7
37.64	5.93	82,108	1.49	0.26		1.51	13
36.33	13.53	85,287	1.49	0.21		1.65	23
34.14	1.61	66,167	1.50	0.29		1.75	20
35.73	7.38	71,697	1.49	0.28		1.71	18
36.14	22.94	71,958	1.49	0.17	(f)	1.62	25

31.97	(11.71)	61,548	1.24	1.29		1.27	7
38.97	6.17	62,576	1.24	0.55		1.25	13
37.67	12.70	19,262	1.24	0.87		1.35	23

32.43	(11.60)	22,364	0.99	1.63		1.00	7
39.56	6.45	17,859	0.99	0.83		1.00	13
38.16	12.89	3,537	0.99	1.26		1.10	23

32.95	(11.53)	73,299	0.83	1.79		0.85	7
40.15	6.61	84,457	0.84	0.96		0.85	13
38.67	13.06	30,334	0.84	1.18		1.02	23

32.96	(11.50)	1,094,040	0.73	1.63		0.75	7
40.19	6.71	1,073,888	0.74	1.08		0.75	13
38.69	13.13	281,269	0.74	1.05		0.75	23

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	51

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Value Advantage Fund
Class A
Six Months Ended December 31, 2018 (Unaudited)	$35.38	$0.32		$(3.14)	$(2.82)	$(0.46)	$(1.69)	$(2.15)
Year Ended June 30, 2018	33.40	0.35	(f)	2.26	2.61	(0.28)	(0.35)	(0.63)
Year Ended June 30, 2017	28.66	0.27		4.77	5.04	(0.30)	—	(0.30)
Year Ended June 30, 2016	29.84	0.27		(0.99)	(0.72)	(0.17)	(0.29)	(0.46)
Year Ended June 30, 2015	29.15	0.19		1.47	1.66	(0.26)	(0.71)	(0.97)
Year Ended June 30, 2014	24.64	0.34		5.03	5.37	(0.16)	(0.70)	(0.86)

Class C
Six Months Ended December 31, 2018 (Unaudited)	35.20	0.23		(3.12)	(2.89)	(0.28)	(1.69)	(1.97)
Year Ended June 30, 2018	33.20	0.18	(f)	2.24	2.42	(0.07)	(0.35)	(0.42)
Year Ended June 30, 2017	28.52	0.11		4.74	4.85	(0.17)	—	(0.17)
Year Ended June 30, 2016	29.72	0.14		(0.99)	(0.85)	(0.06)	(0.29)	(0.35)
Year Ended June 30, 2015	29.08	0.04		1.47	1.51	(0.16)	(0.71)	(0.87)
Year Ended June 30, 2014	24.61	0.20		5.02	5.22	(0.05)	(0.70)	(0.75)

Class I
Six Months Ended December 31, 2018 (Unaudited)	35.60	0.34		(3.14)	(2.80)	(0.56)	(1.69)	(2.25)
Year Ended June 30, 2018	33.62	0.44	(f)	2.28	2.72	(0.39)	(0.35)	(0.74)
Year Ended June 30, 2017	28.86	0.35		4.80	5.15	(0.39)	—	(0.39)
Year Ended June 30, 2016	29.99	0.33		(0.98)	(0.65)	(0.19)	(0.29)	(0.48)
Year Ended June 30, 2015	29.27	0.27		1.48	1.75	(0.32)	(0.71)	(1.03)
Year Ended June 30, 2014	24.72	0.42		5.03	5.45	(0.20)	(0.70)	(0.90)

Class L
Six Months Ended December 31, 2018 (Unaudited)	35.62	0.41		(3.19)	(2.78)	(0.60)	(1.69)	(2.29)
Year Ended June 30, 2018	33.63	0.50	(f)	2.29	2.79	(0.45)	(0.35)	(0.80)
Year Ended June 30, 2017	28.86	0.41		4.82	5.23	(0.46)	—	(0.46)
Year Ended June 30, 2016	30.06	0.43		(1.02)	(0.59)	(0.32)	(0.29)	(0.61)
Year Ended June 30, 2015	29.31	0.34		1.50	1.84	(0.38)	(0.71)	(1.09)
Year Ended June 30, 2014	24.74	0.48		5.04	5.52	(0.25)	(0.70)	(0.95)

Class R2
Six Months Ended December 31, 2018 (Unaudited)	35.22	0.30		(3.15)	(2.85)	(0.42)	(1.69)	(2.11)
July 31, 2017 (g) through June 30, 2018	34.04	0.25	(f)	1.64	1.89	(0.36)	(0.35)	(0.71)

Class R3
Six Months Ended December 31, 2018 (Unaudited)	35.11	0.27		(3.07)	(2.80)	(0.54)	(1.69)	(2.23)
Year Ended June 30, 2018	33.24	0.35	(f)	2.26	2.61	(0.39)	(0.35)	(0.74)
September 9, 2016 (g) through June 30, 2017	29.33	0.29		4.06	4.35	(0.44)	—	(0.44)

Class R4
Six Months Ended December 31, 2018 (Unaudited)	35.47	0.35		(3.14)	(2.79)	(0.57)	(1.69)	(2.26)
Year Ended June 30, 2018	33.55	0.51	(f)	2.20	2.71	(0.44)	(0.35)	(0.79)
September 9, 2016 (g) through June 30, 2017	29.56	0.27		4.18	4.45	(0.46)	—	(0.46)

Class R5
Six Months Ended December 31, 2018 (Unaudited)	35.57	0.35		(3.12)	(2.77)	(0.62)	(1.69)	(2.31)
Year Ended June 30, 2018	33.59	0.50	(f)	2.28	2.78	(0.45)	(0.35)	(0.80)
September 9, 2016 (g) through June 30, 2017	29.57	0.30		4.20	4.50	(0.48)	—	(0.48)

Class R6
Six Months Ended December 31, 2018 (Unaudited)	35.60	0.39		(3.14)	(2.75)	(0.65)	(1.69)	(2.34)
Year Ended June 30, 2018	33.61	0.54	(f)	2.26	2.80	(0.46)	(0.35)	(0.81)
September 9, 2016 (g) through June 30, 2017	29.57	0.36		4.17	4.53	(0.49)	—	(0.49)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$30.41	(8.24)%	$1,113,086	1.14%	1.79%		1.25%	9%
35.38	7.81	1,346,080	1.17	1.01	(f)	1.25	23
33.40	17.60	1,432,370	1.24	0.85		1.36	24
28.66	(2.34)	2,045,698	1.24	0.98		1.43	26
29.84	5.78	2,440,061	1.24	0.64		1.41	17
29.15	22.19	1,701,250	1.24	1.26		1.33	36

30.34	(8.48)	498,528	1.64	1.28		1.75	9
35.20	7.27	591,602	1.67	0.51	(f)	1.75	23
33.20	17.02	746,521	1.74	0.34		1.81	24
28.52	(2.82)	728,800	1.74	0.49		1.85	26
29.72	5.26	701,023	1.73	0.14		1.83	17
29.08	21.58	402,880	1.74	0.74		1.83	36

30.55	(8.12)	2,224,973	0.89	1.90		1.00	9
35.60	8.07	2,296,056	0.92	1.26	(f)	1.00	23
33.62	17.89	2,165,577	0.99	1.09		1.04	24
28.86	(2.10)	1,414,635	0.99	1.16		1.05	26
29.99	6.05	3,095,251	0.99	0.89		1.05	17
29.27	22.49	2,546,808	0.99	1.53		1.08	36

30.55	(8.06)	2,388,550	0.74	2.26		0.85	9
35.62	8.29	3,255,993	0.74	1.42	(f)	0.85	23
33.63	18.17	3,643,327	0.75	1.32		0.87	24
28.86	(1.87)	5,901,818	0.74	1.50		0.88	26
30.06	6.36	5,058,172	0.74	1.15		0.90	17
29.31	22.77	3,042,506	0.74	1.77		0.93	36

30.26	(8.36)	36	1.39	1.69		2.12	9
35.22	5.54	38	1.41	0.78	(f)	1.61	23

30.08	(8.25)	1,763	1.14	1.53		1.27	9
35.11	7.82	1,132	1.15	1.01	(f)	1.28	23
33.24	14.87	385	1.24	1.09		1.36	24

30.42	(8.13)	15,703	0.89	1.96		1.00	9
35.47	8.07	17,231	0.89	1.43	(f)	1.00	23
33.55	15.10	34	1.00	1.05		1.08	24

30.49	(8.06)	6,310	0.74	1.92		0.85	9
35.57	8.25	6,114	0.76	1.41	(f)	0.88	23
33.59	15.27	422	0.83	1.14		0.89	24

30.51	(7.99)	3,628,398	0.64	2.16		0.75	9
35.60	8.31	3,869,991	0.67	1.52	(f)	0.75	23
33.61	15.35	3,069,390	0.74	1.39		0.75	24

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	53

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”), an open-end management investment company, was organized as a Massachusetts business trust on September 23, 1997.

J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG”, and with JPM I, JPM II and JPMMFIT, collectively, the “Trusts”), an open-end management investment company, was organized as a Maryland corporation on August 19, 1997.

The following are 5 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
JPMorgan Growth Advantage Fund	Class A, Class C, Class I, Class R2*, Class R3, Class R4, Class R5 and Class R6	JPMMFIT	Diversified
JPMorgan Mid Cap Equity Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan Mid Cap Growth Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Mid Cap Value Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPMFMFG	Diversified
JPMorgan Value Advantage Fund	Class A, Class C, Class I, Class L, Class R2*, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified

*	Class R2 Shares commenced operations on July 31, 2017 for JPMorgan Growth Advantage Fund and JPMorgan Value Advantage Fund.

The investment objective of JPMorgan Growth Advantage Fund (“Growth Advantage Fund”) and JPMorgan Mid Cap Equity Fund (“Mid Cap Equity Fund”) is to seek to provide long-term capital growth.

The investment objective of JPMorgan Mid Cap Growth Fund (“Mid Cap Growth Fund”) is to seek growth of capital.

The investment objective of JPMorgan Mid Cap Value Fund (“Mid Cap Value Fund”) is to seek growth from capital appreciation.

The investment objective of JPMorgan Value Advantage Fund (“Value Advantage Fund”) is to seek to provide long-term total return from a combination of income and capital gains.

Class L Shares of the Mid Cap Value Fund and the Value Advantage Fund are publicly offered only on a limited basis. Investors are not eligible to purchase Class L Shares of these Funds unless they meet certain requirements as described in the Funds’ prospectuses.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectuses. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, thus, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Boards of Trustees (the “Boards”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as

54	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2018

directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Boards.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Boards. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Growth Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$7,920,548	$—	$—	$7,920,548

Mid Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,468,073	$—	$—	$2,468,073

Mid Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,684,701	$—	$—	$3,684,701

Mid Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$15,359,003	$—	$—	$15,359,003

DECEMBER 31, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	55

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

Value Advantage Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$9,994,233	$—	$146	$9,994,379

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	All portfolio holdings designated as level 1 and level 3 are disclosed individually on the SOIs. Level 3 consists of rights. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers among any levels for the six months ended December 31, 2018.

B. Securities Lending — Effective October 5, 2018, the Funds became authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the IM Shares of JPMorgan U.S. Government Money Market Fund and the Agency SL Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations (amounts in thousands).

Dividend Income
Growth Advantage Fund	$592
Mid Cap Equity Fund	169
Mid Cap Growth Fund	461
Mid Cap Value Fund	568
Value Advantage Fund	214

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities).

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of Collateral Investments are disclosed on the SOIs. At December 31, 2018, the value of outstanding securities on loan and the value of Collateral investments were as follows (amounts in thousands):

	Value of Securities on Loan	Cash Collateral Posted by Borrower	Total value of Collateral Investments
Growth Advantage Fund	$135,257	$138,088	$138,088
Mid Cap Equity Fund	47,406	47,708	47,708
Mid Cap Growth Fund	132,610	133,998	133,998
Mid Cap Value Fund	101,814	103,483	103,483
Value Advantage Fund	73,853	75,166	75,166

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

56	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2018

The following table presents the Funds’ value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collated received or posted by the Funds as of December 31, 2018 (amounts in thousands).

	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower	Net Amount Due to Counterparty (not less than zero)
Growth Advantage Fund	$135,257	$(135,257)	$—
Mid Cap Equity Fund	47,406	(47,406)	—
Mid Cap Growth Fund	132,610	(132,610)	—
Mid Cap Value Fund	101,814	(101,814)	—
Value Advantage Fund	73,853	(73,853)	—

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the investment in the JPMorgan U.S. Government Money Market Fund from 0.16% to 0.06%. JPMIM waived fees associated with the Funds’ investment in JPMorgan U.S. Government Money Market Fund as follows (amounts in thousands):

Growth Advantage Fund	$6
Mid Cap Equity Fund	2
Mid Cap Growth Fund	5
Mid Cap Value Fund	6
Value Advantage Fund	2

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).

C. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser or its affiliates. An issuer which is under common control with the Funds may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the tables below. Amounts in the tables below are in thousands.

Growth Advantage Fund

For the six months ended December 31, 2018
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income		Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.60% (a)(b)	$—	$281,000	$169,000	$—	$—	$112,000	112,011	$446	*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (a)(b)	—	220,791	194,703	—	—	26,088	26,088	146	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (a)(b)	218,911	977,746	1,129,123	—	—	67,534	67,534	2,606		—

Total	$218,911	$1,479,537	$1,492,826	$—	$—	$205,622		$3,198		$—

DECEMBER 31, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	57

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

Mid Cap Equity Fund

For the six months ended December 31, 2018
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income		Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.60% (a)(b)	$—	$90,000	$50,000	$—	$—	$40,000	40,004	$125	*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (a)(b)	—	71,460	63,752	—	—	7,708	7,708	44	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (a)(b)	80,883	313,222	354,781	—	—	39,324	39,324	917		—

Total	$80,883	$474,682	$468,533	$—	$—	$87,032		$1,086		$—

Mid Cap Growth Fund

For the six months ended December 31, 2018
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income		Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.60% (a)(b)	$—	$216,000	$102,000	$—	$—	$114,000	114,011	$351	*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (a)(b)	—	149,108	129,110	—	—	19,998	19,998	110	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (a)(b)	114,331	465,906	564,547	—	—	15,690	15,690	1,290		—

Total	$114,331	$831,014	$795,657	$—	$—	$149,688		$1,751		$—

Mid Cap Value Fund

For the six months ended December 31, 2018
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income		Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.60% (a)(b)	$—	$387,000	$298,000	$—		$—	$89,000	89,009	$428	*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (a)(b)	—	244,810	230,327	—		—	14,483	14,483	140	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (a)(b)	511,256	960,010	1,185,122	—	(c)	—	286,144	286,144	6,229		—

Total	$511,256	$1,591,820	$1,713,449	$—	(c)	$—	$389,627		$6,797		$—

58	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2018

Value Advantage Fund

For the six months ended December 31, 2018
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income		Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.60% (a)(b)	$—	$122,000	$59,000	$—	$—	$63,000	63,006	$157	*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (a)(b)	—	87,845	75,679	—	—	12,166	12,166	57	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (a)(b)	253,654	1,015,309	1,179,662	—	—	89,301	89,301	2,637		—

Total	$253,654	$1,225,154	$1,314,341	$—	$—	$164,467		$2,851		$—

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2018.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net).

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, and dividend expense on securities sold short, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each class of the Funds for the six months ended December 31, 2018 are as follows (amounts in thousands):

	Class A	Class C	Class I	Class L	Class R2		Class R3		Class R4		Class R5		Class R6	Total
Growth Advantage Fund
Transfer agency fees	$51	$23	$22	n/a	$—	(a)	$—	(a)	$—	(a)	$2		$19	$117
Mid Cap Equity Fund
Transfer agency fees	12	1	4	n/a	—	(a)	n/a		n/a		—	(a)	9	26
Mid Cap Growth Fund
Transfer agency fees	142	4	17	n/a	11		—	(a)	—	(a)	2		21	197
Mid Cap Value Fund
Transfer agency fees	58	4	20	$338	5		7		—	(a)	—	(a)	8	440
Value Advantage Fund
Transfer agency fees	39	20	18	29	—	(a)	—	(a)	—	(a)	—	(a)	12	118

(a)	Amount rounds to less than one thousand.

DECEMBER 31, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	59

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2018, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually. Distributions are declared separately for each class of each Fund. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to Investment Advisory Agreements, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Growth Advantage Fund	0.65%
Mid Cap Equity Fund	0.65
Mid Cap Growth Fund	0.65
Mid Cap Value Fund	0.65
Value Advantage Fund	0.65

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to Administration Agreements, the Administrator provides certain administration services to the Funds. In consideration of these services during the six months ended December 31, 2018, the Administrator received a fee that was accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2018, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

Effective January 1, 2019, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion and 0.01% of each Fund’s respective average daily net assets in excess of $25 billion.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trusts’ principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Growth Advantage Fund	0.25%	0.75%	0.50%	0.25%
Mid Cap Equity Fund	0.25	0.75	0.50	n/a
Mid Cap Growth Fund	0.25	0.75	0.50	0.25
Mid Cap Value Fund	0.25	0.75	0.50	0.25
Value Advantage Fund	0.25	0.75	0.50	0.25

60	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2018

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2018, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Growth Advantage Fund	$273	$10
Mid Cap Equity Fund	66	—
Mid Cap Growth Fund	50	—	(a)
Mid Cap Value Fund	11	—	(a)
Value Advantage Fund	89	—	(a)

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Growth Advantage Fund	0.25%	0.25%	0.25%	n/a	0.25%	0.25%	0.25%	0.10%
Mid Cap Equity Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
Mid Cap Growth Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Mid Cap Value Fund	0.25	0.25	0.25	0.10%	0.25	0.25	0.25	0.10
Value Advantage Fund	0.25	0.25	0.25	0.10	0.25	0.25	0.25	0.10

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations. Prior to March 1, 2018, payments to the custodian were reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6
Growth Advantage Fund	1.14%	1.64%	0.89%	n/a	1.39%	1.14%	0.89%	0.74%	0.64%
Mid Cap Equity Fund	1.14	1.64	0.89	n/a	1.39	n/a	n/a	0.74	0.64
Mid Cap Growth Fund	1.24	1.74	0.93	n/a	1.49	1.24	0.99	0.79	0.74
Mid Cap Value Fund	1.24	1.75	0.99	0.75%	1.50	1.25	1.00	0.85	0.73	*
Value Advantage Fund	1.14	1.64	0.89	0.75	1.39	1.14	0.89	0.74	0.64

*

Prior to November 1, 2018, the contractual expense limitation for Class R6 Shares of Mid Cap Value Fund was 0.75%. The contractual expense percentages in the table above are in place until at least October 31, 2019.

Except as noted above, the expense limitation agreements were in effect for the six months ended December 31, 2018 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2019.

DECEMBER 31, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	61

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

For the six months ended December 31, 2018, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Growth Advantage Fund	$2,862	$1,908	$91	$4,861	$12
Mid Cap Equity Fund	906	604	13	1,523	—
Mid Cap Growth Fund	131	84	575	790	8
Mid Cap Value Fund	221	143	5,664	6,028	97
Value Advantage Fund	3,623	2,416	76	6,115	12

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund.

The amount of waivers resulting from investments in these money market funds for the six months ended December 31, 2018 was as follows (amounts in thousands):

Growth Advantage Fund	$305
Mid Cap Equity Fund	98
Mid Cap Growth Fund	150
Mid Cap Value Fund	685
Value Advantage Fund	317

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2018, Growth Advantage Fund, Mid Cap Equity Fund, Mid Cap Growth Fund and Mid Cap Value Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Funds may use related party broker-dealers. For the six months ended December 31, 2018, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2018, purchases and sales of investments (excluding short-term investments and transfers in-kind) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Growth Advantage Fund	$2,004,154	$1,745,429
Mid Cap Equity Fund	504,155	458,019
Mid Cap Growth Fund	1,178,578	998,632
Mid Cap Value Fund	1,217,379	1,628,658
Value Advantage Fund	954,437	1,240,799

During the six months ended December 31, 2018, there were no purchases or sales of U.S. Government securities.

62	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2018

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2018 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$5,577,283	$2,546,106	$202,841	$2,343,265
Mid Cap Equity Fund	1,963,953	637,589	133,469	504,120
Mid Cap Growth Fund	3,142,141	752,863	210,303	542,560
Mid Cap Value Fund	11,432,100	4,879,740	952,837	3,926,903
Value Advantage Fund	8,329,449	2,223,555	558,625	1,664,930

Late year ordinary losses incurred after December 31 as well as net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2018, the following Funds deferred to July 1, 2018 late year ordinary losses and post-October capital losses of (amounts in thousands):

Late Year Ordinary Loss Deferral
Growth Advantage Fund	$10,229
Mid Cap Growth Fund	6,257

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 4, 2019.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2018. Average borrowings from the Facility during the six months ended December 31, 2018, were as follows (amounts in thousands, except number of days outstanding):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Mid Cap Equity Fund	$13,588	2.71%	1	$1

The Trusts, along with certain other trusts (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 14, 2018, this agreement has been amended and restated for a term of 364 days, unless extended.

DECEMBER 31, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	63

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

The Funds had no borrowings outstanding from the Credit Facility at December 31, 2018. Average borrowings from the Credit Facility for, or at any time during the six months ended December 31, 2018 were as follows (amounts in thousands):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Growth Advantage Fund	$10,500	3.38%	1	$1
Value Advantage Fund	$27,500	3.38%	1	$3

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of December 31, 2018, the Funds had omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of Affiliated Omnibus Accounts	% of the Fund	Number of Non-affiliated Omnibus Accounts	% of the Fund
Growth Advantage Fund	4	12.1%	3	15.1%
Mid Cap Equity Fund	—	—	4	23.3
Mid Cap Growth Fund	—	—	7	15.8
Mid Cap Value Fund	—	—	8	33.0
Value Advantage Fund	—	—	6	22.0

As of December 31, 2018, the JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the following Funds:

JPMorgan SmartRetirement Funds
Growth Advantage Fund	28.3%
Mid Cap Equity Fund	48.0
Value Advantage Fund	22.0

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

8. New Accounting Pronouncements

In August 2018, the Financial Accounting Standard Board (“FASB”) issued Accounting Standard Update (“ASU”) 2018-13 (“ASU 2018-13”) Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. We have evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect to the Funds’ net assets or results of operation.

In August 2018, the SEC adopted their Disclosure Update and Simplification Rule (the “Rule”). The Rule is part of the SEC’s overall project to improve disclosure effectiveness by amending certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. We have evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect on the Funds’ net assets or results of operation.

64	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2018

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2018, and continued to hold your shares at the end of the reporting period, December 31, 2018.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Growth Advantage Fund
Class A
Actual	$1,000.00	$890.40	$5.38	1.13%
Hypothetical	1,000.00	1,019.51	5.75	1.13
Class C
Actual	1,000.00	888.20	7.81	1.64
Hypothetical	1,000.00	1,016.94	8.34	1.64
Class I
Actual	1,000.00	891.80	4.20	0.88
Hypothetical	1,000.00	1,020.77	4.48	0.88
Class R2
Actual	1,000.00	889.30	6.62	1.39
Hypothetical	1,000.00	1,018.20	7.07	1.39
Class R3
Actual	1,000.00	890.50	5.38	1.13
Hypothetical	1,000.00	1,019.51	5.75	1.13
Class R4
Actual	1,000.00	891.80	4.20	0.88
Hypothetical	1,000.00	1,020.77	4.48	0.88
Class R5
Actual	1,000.00	892.30	3.48	0.73
Hypothetical	1,000.00	1,021.53	3.72	0.73
Class R6
Actual	1,000.00	892.90	3.01	0.63
Hypothetical	1,000.00	1,022.03	3.21	0.63

DECEMBER 31, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	65

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Mid Cap Equity Fund
Class A
Actual	$1,000.00	$889.90	$5.38	1.13%
Hypothetical	1,000.00	1,019.51	5.75	1.13
Class C
Actual	1,000.00	887.70	7.76	1.63
Hypothetical	1,000.00	1,016.99	8.29	1.63
Class I
Actual	1,000.00	891.20	4.19	0.88
Hypothetical	1,000.00	1,020.77	4.48	0.88
Class R2
Actual	1,000.00	888.80	6.57	1.38
Hypothetical	1,000.00	1,018.25	7.02	1.38
Class R5
Actual	1,000.00	891.80	3.48	0.73
Hypothetical	1,000.00	1,021.53	3.72	0.73
Class R6
Actual	1,000.00	892.30	3.00	0.63
Hypothetical	1,000.00	1,022.03	3.21	0.63

JPMorgan Mid Cap Growth Fund
Class A
Actual	1,000.00	893.10	5.87	1.23
Hypothetical	1,000.00	1,019.00	6.26	1.23
Class C
Actual	1,000.00	891.00	8.25	1.73
Hypothetical	1,000.00	1,016.48	8.79	1.73
Class I
Actual	1,000.00	894.60	4.39	0.92
Hypothetical	1,000.00	1,020.57	4.69	0.92
Class R2
Actual	1,000.00	892.00	7.06	1.48
Hypothetical	1,000.00	1,017.74	7.53	1.48
Class R3
Actual	1,000.00	893.40	5.87	1.23
Hypothetical	1,000.00	1,019.00	6.26	1.23
Class R4
Actual	1,000.00	894.50	4.68	0.98
Hypothetical	1,000.00	1,020.27	4.99	0.98
Class R5
Actual	1,000.00	895.20	3.73	0.78
Hypothetical	1,000.00	1,021.27	3.97	0.78
Class R6
Actual	1,000.00	895.40	3.49	0.73
Hypothetical	1,000.00	1,021.53	3.72	0.73

JPMorgan Mid Cap Value Fund
Class A
Actual	1,000.00	882.90	5.84	1.23
Hypothetical	1,000.00	1,019.00	6.26	1.23
Class C
Actual	1,000.00	880.70	8.25	1.74
Hypothetical	1,000.00	1,016.43	8.84	1.74
Class I
Actual	1,000.00	884.00	4.65	0.98
Hypothetical	1,000.00	1,020.27	4.99	0.98

66	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2018

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Mid Cap Value Fund (continued)
Class L
Actual	$1,000.00	$885.00	$3.52	0.74%
Hypothetical	1,000.00	1,021.48	3.77	0.74
Class R2
Actual	1,000.00	881.70	7.07	1.49
Hypothetical	1,000.00	1,017.69	7.58	1.49
Class R3
Actual	1,000.00	882.90	5.88	1.24
Hypothetical	1,000.00	1,018.95	6.31	1.24
Class R4
Actual	1,000.00	884.00	4.70	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99
Class R5
Actual	1,000.00	884.70	3.94	0.83
Hypothetical	1,000.00	1,021.02	4.23	0.83
Class R6
Actual	1,000.00	885.00	3.47	0.73
Hypothetical	1,000.00	1,021.53	3.72	0.73

JPMorgan Value Advantage Fund
Class A
Actual	1,000.00	917.60	5.51	1.14
Hypothetical	1,000.00	1,019.46	5.80	1.14
Class C
Actual	1,000.00	915.20	7.92	1.64
Hypothetical	1,000.00	1,016.94	8.34	1.64
Class I
Actual	1,000.00	918.80	4.30	0.89
Hypothetical	1,000.00	1,020.72	4.53	0.89
Class L
Actual	1,000.00	919.40	3.58	0.74
Hypothetical	1,000.00	1,021.48	3.77	0.74
Class R2
Actual	1,000.00	916.40	6.71	1.39
Hypothetical	1,000.00	1,018.20	7.07	1.39
Class R3
Actual	1,000.00	917.50	5.51	1.14
Hypothetical	1,000.00	1,019.46	5.80	1.14
Class R4
Actual	1,000.00	918.70	4.30	0.89
Hypothetical	1,000.00	1,020.72	4.53	0.89
Class R5
Actual	1,000.00	919.40	3.58	0.74
Hypothetical	1,000.00	1,021.48	3.77	0.74
Class R6
Actual	1,000.00	920.10	3.10	0.64
Hypothetical	1,000.00	1,021.98	3.26	0.64

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	67

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2018, at which the Trustees considered the continuation of the investment advisory agreements for each Fund whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 15, 2018.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of the Funds as compared to the Funds’ objectives and peer groups. Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements. The Trustees also discussed the Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees considered information provided with respect to the Funds throughout the year, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances and determined and that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the applicable Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team, including personnel changes. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

68	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2018

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Funds for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints, but noted that each Fund has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allow each Fund’s shareholders to share potential economies of scale from a Fund’s inception and that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has added or enhanced services to the Funds over time, noting the Adviser’s substantial investments in its business in support of the Funds, including investments in trading systems and technology (including cybersecurity improvements), attraction and retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Mid Cap Growth Fund and Mid Cap Value Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Growth Advantage Fund, Mid Cap Equity Fund, and Value Advantage Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and

DECEMBER 31, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	69

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in each Fund’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Growth Advantage Fund’s performance for Class A and Class I shares was in the first quintile based upon both the Peer Group and Universe, for each of the one-, three-, and five-year periods ended December 31, 2017. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Mid Cap Equity Fund’s performance for Class A shares was in the first, second and first quintiles based upon the Peer Group, and in the first, third and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees noted that the performance for Class I shares was in the first, second and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31,

2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Mid Cap Growth Fund’s performance for Class A shares was in the third, fourth and third quintiles based upon the Peer Group, and in the second, fourth and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees noted that the performance for Class I shares was in the third quintile based upon the Peer Group for each of the one-, three-, and five-year periods ended December 31, 2017, and in the second, fourth and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the Mid Cap Value Fund’s performance for Class A shares was in the third, third and second quintiles based upon the Peer Group, and in the fourth, fourth and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees noted that the performance for Class I shares was in the third, third and first quintiles based upon the Peer Group, and in the fourth, third and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances. The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the members of the Board’s equity committee at each of its regularly scheduled meetings over the course of the next year.

The Trustees noted that the Value Advantage Fund’s performance for Class A shares was in the third, second and third quintiles based upon the Peer Group, and in the fourth, third and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees noted that the performance for Class I shares was in the third quintile based upon the Peer Group for each of the one-, three-, and five-year periods ended December 31, 2017, and in the fourth, third and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended

70	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2018

December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as each Fund. The Trustees recognized that Broadridge/Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the Fee Caps currently in place for each Fund, the net advisory fee rate after taking into account any waivers and/or reimbursements, and where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Growth Advantage Fund’s net advisory fee for Class A shares was in the third and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the fifth and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the third quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the second and third quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Mid Cap Equity Fund’s net advisory fee and actual total expenses for Class A shares were in the second quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the second quintile based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Mid Cap Growth Fund’s net advisory fee for Class A shares was in the third quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the fourth and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I Shares was in the third quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the second and third quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Mid Cap Value Fund’s net advisory fee and actual total expenses for Class A shares was in the fifth and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the third quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and third quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Value Advantage Fund’s net advisory fee Class A shares was in the third quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the fifth and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the third quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

DECEMBER 31, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	71

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2018. All rights reserved. December 2018.	SAN-MC-1218

Semi-Annual Report

J.P. Morgan Large Cap Funds

December 31, 2018 (Unaudited)

JPMorgan Equity Focus Fund

JPMorgan Equity Income Fund

JPMorgan Growth and Income Fund

JPMorgan Hedged Equity Fund

JPMorgan Large Cap Growth Fund

JPMorgan Large Cap Value Fund

JPMorgan U.S. Equity Fund

JPMorgan U.S. Research Enhanced Equity Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Funds, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

February 14, 2019 (Unaudited)

Dear Shareholder,

While the U.S. economy largely outperformed other leading economies during the second half of 2018, record corporate profits and historically low unemployment were overshadowed in December by a sell-off in equity markets, unsettled global trade tensions and a political impasse that led to the temporary shutdown of large parts of the federal government.

“Overall, economists generally remained optimistic about the fundamental strength of the U.S. economy at the end of 2018.” — George C.W. Gatch

The second longest U.S. economic expansion on record extended through the third and fourth quarters of 2018. Gross domestic product advanced 3.4% in the third quarter of 2018, and was on pace to grow by about 3% for the full year 2018. In September, the U.S. jobless rate dipped to 3.7% - its lowest level in nearly 50 years - and stood at 3.9% at the end of the year. In response, the U.S. Federal Reserve raised interest rates in September and again in December.

U.S. aggregate corporate revenues and earnings reached record high levels in the second and third quarters of 2018. Though some profit growth was attributed to the temporary benefits of late-2017 tax cut legislation, the outlook for U.S. corporate earnings remained generally positive at the end of the year.

Equity prices in the U.S. largely rose during the third quarter of 2018. The S&P 500 Index hit record highs in August and remained elevated in September. However, early October saw a sharp sell-off in financial markets and the worst December for the S&P 500 Index since 1931 erased all gains seen in the prior five months.

By the end of 2018, investors were confronted with several worrying developments. Leading economies, particularly China and the European Union, showed significant signs of slowing in the latter half of the year. While U.S.-China trade tariffs had little clear direct impact on the U.S. economy in 2018, a continuation or acceleration of protectionist policies could begin to hinder growth. Though the federal government shutdown ended subsequent to the end of the reporting period, the solution was a short-term budget agreement that failed to alleviate concerns about the possibility of future shutdowns.

Overall, economists generally remained optimistic about the fundamental strength of the U.S. economy at the end of 2018. While U.S. corporate profits and gross domestic product are expected to grow in the year ahead, the extent to which U.S. financial markets benefit remains to be seen, given the length of the current economic expansion.

We believe investors who maintain a patient approach and a well-diversified portfolio may be best positioned to navigate current market conditions. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	1

J.P. Morgan Large Cap Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

U.S. equity prices were largely supported by strong corporate earnings and revenue, low interest rates and an expanding domestic economy. In August, U.S. equity prices reached record highs and remained elevated through September. However, share prices fell sharply and market volatility spiked in early October, then rebounded slightly in November before plummeting again in December, erasing gains made over the previous five months.

Overall, U.S. large cap equity outperformed mid cap and small cap equity and growth stocks outperformed value stocks. For the six months ended December 31, 2018, the S&P 500 returned -6.85% and the Russell 1000 Index returned -7.42%.

2	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

JPMorgan Equity Focus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(7.53)%
S&P 500 Index	(6.85)%

Net Assets as of 12/31/2018 (In Thousands)	$103,043

INVESTMENT OBJECTIVE**

The JPMorgan Equity Focus Fund (the “Fund”) seeks long term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2018. The Fund’s security selection in the financial services sector and its underweight position in the health care sector were leading detractors from performance relative to the Benchmark, while the Fund’s security selection in the materials & processing sector and the producer durables sector was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in American International Group Inc., Nvidia Corp. and WestRock Co. Shares of American International Group, a property and casualty insurer, fell after the company reported a quarterly loss due to catastrophe costs from incidents in Japan and from the U.S. impact of Hurricane Florence. Shares of Nvidia, a semiconductors manufacturer, fell after the company reported weaker-than-expected results for the third quarter of 2018 amid a decline in demand for its specialty semiconductors. Shares of WestRock, a paper and packaging company, fell amid investor concerns about excess capacity in containerboard products and production delays at its Florida paper mill due to Hurricane Michael.

Leading individual contributors to relative performance included the Fund’s overweight positions in Ball Corp., AutoZone Inc. and its underweight position in Facebook Inc. Shares of Ball, a metal packaging maker, rose after the company reaffirmed its 2019 forecast. Shares of AutoZone, an automotive parts retailer, rose after the company reported better-than-expected earnings and sales for its fiscal first quarter at stores open more than one year. Shares of Facebook, a social media provider not held in the Fund, fell after the company reported mixed results for the second quarter of 2018 and issued a disappointing forecast.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection. As a result of this approach to stock selection, the Fund’s largest overweight positions were in the financial services and technology sectors and the Fund’s smallest positions were in the utilities and consumer staples sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	5.3%
2.	Alphabet, Inc., Class C	4.6
3.	UnitedHealth Group, Inc.	4.5
4.	Amazon.com, Inc.	4.3
5.	AutoZone, Inc.	3.9
6.	Ball Corp.	3.8
7.	Delta Air Lines, Inc.	3.8
8.	Apple, Inc.	3.8
9.	Kinder Morgan, Inc.	3.4
10.	Mastercard, Inc., Class A	3.2

PORTFOLIO COMPOSITION BY SECTOR***
Financials	17.1%
Information Technology	16.9
Consumer Discretionary	10.9
Health Care	10.4
Industrials	9.3
Materials	8.4
Communication Services	7.9
Energy	6.6
Real Estate	5.5
Utilities	2.8
Consumer Staples	2.5
Investment of cash collateral from securities loaned	0.2
Short-Term Investments	1.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2018. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	3

JPMorgan Equity Focus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018
	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	July 29, 2011
With Sales Charge**		(12.50)%	(10.01)%	6.25%	10.44%
Without Sales Charge		(7.66)	(5.04)	7.41	11.25
CLASS C SHARES	July 29, 2011
With CDSC***		(8.89)	(6.46)	6.88	10.70
Without CDSC		(7.89)	(5.46)	6.88	10.70
CLASS I SHARES	July 29, 2011	(7.53)	(4.77)	7.68	11.53
CLASS R6 SHARES	October 1, 2018	(7.49)	(4.73)	7.69	11.54

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/29/11 TO 12/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 29, 2011.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Focus Fund, the S&P 500 Index, the Lipper Large-Cap Core Funds Index and the Lipper Multi-Cap Growth Funds Index from July 29, 2011 to December 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index and the Lipper

Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index and the Lipper Multi-Cap Growth Funds Index are indexes based on the total returns of certain mutual funds within designated categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through July 31, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

JPMorgan Equity Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(3.55)%
Russell 1000 Value Index	(6.69)%

Net Assets as of 12/31/2018 (In Thousands)	$17,893,771

INVESTMENT OBJECTIVE**

The JPMorgan Equity Income Fund (the “Fund”) seeks capital appreciation and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2018. The Fund’s security selection in the energy and industrials sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the consumer staples sector and its underweight position in the utilities sector were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Eli Lilly & Co. and Merck & Co. and its underweight position in General Electric Co. Shares of Eli Lilly, a pharmaceutical company, rose after the company reported better-than-expected earnings for the third quarter of 2018 and raised its forecast for the full year 2018. Shares of Merck, a pharmaceutical and health care products company, rose after the company raised its quarterly dividend by 15% and unveiled a $10 billion stock repurchase program. Shares of General Electric, an industrial conglomerate not held in the Fund, fell after the company reported lower-than-expected earnings for the third quarter of 2018 and reduced its quarterly dividend.

Leading individual detractors from relative performance included the Fund’s overweight allocations to Occidental Petroleum Corp., BlackRock Inc. and Texas Instruments Inc. Shares of Occidental Petroleum, an oil and natural gas producer, fell as petroleum prices fell sharply late in the reporting period. Shares of BlackRock, an investment management company, fell amid an increase in financial market volatility and a sell-off in equity markets in the fourth quarter of 2018. Shares of Texas Instruments, a semiconductor maker, fell amid a global slowdown in demand for semiconductors.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers’ focus remained on stock selection, as they believed that quality companies trading at attractive valuations have the greatest potential to outperform in the long term. As the Fund aimed to purchase stocks with above average dividend yields, the research process was designed to identify companies with predictable and durable business models deemed capable of generating sustainable free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Chevron Corp.	3.2%
2.	Merck & Co., Inc.	3.1
3.	CME Group, Inc.	2.8
4.	Bank of America Corp.	2.8
5.	Microsoft Corp.	2.3
6.	ConocoPhillips	2.2
7.	Pfizer, Inc.	2.0
8.	PNC Financial Services Group, Inc. (The)	1.9
9.	Eli Lilly & Co.	1.9
10.	Comcast Corp., Class A	1.8

PORTFOLIO COMPOSITION BY SECTOR***
Financials	24.3%
Health Care	14.4
Industrials	10.0
Information Technology	9.0
Energy	8.0
Consumer Discretionary	7.9
Consumer Staples	6.8
Utilities	4.8
Materials	4.8
Communication Services	3.6
Real Estate	3.0
Short-Term Investments	3.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2018. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	5

JPMorgan Equity Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018
	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge**		(8.78)%	(9.77)%	6.05%	11.50%
Without Sales Charge		(3.74)	(4.77)	7.19	12.10
CLASS C SHARES	November 4, 1997
With CDSC***		(4.90)	(6.16)	6.66	11.54
Without CDSC		(3.90)	(5.16)	6.66	11.54
CLASS I SHARES	July 2, 1987	(3.55)	(4.46)	7.46	12.39
CLASS R2 SHARES	February 28, 2011	(3.81)	(4.98)	6.93	11.85
CLASS R3 SHARES	September 9, 2016	(3.68)	(4.70)	7.20	12.10
CLASS R4 SHARES	September 9, 2016	(3.55)	(4.47)	7.46	12.39
CLASS R5 SHARES	February 28, 2011	(3.47)	(4.33)	7.67	12.56
CLASS R6 SHARES	January 31, 2012	(3.43)	(4.24)	7.76	12.61

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/08/ TO 12/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2, Class R4, and Class R5 Shares prior to their inception dates are based on the performance of Class I Shares. With respect to Class R2 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares had similar expenses to Class I Shares. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Class I Shares.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been similar than those shown because Class R3 Shares currently have the same expenses as Class A Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares and, prior to February 28, 2011, Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Income Fund, the Russell 1000 Value Index and the Lipper Equity Income Funds Index from December 31, 2008 to December 31, 2018.

The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Equity Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Equity Income Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

JPMorgan Growth and Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	(7.36)%
Russell 1000 Value Index	(6.69)%

Net Assets as of 12/31/2018 (In Thousands)	$575,599

INVESTMENT OBJECTIVE**

The JPMorgan Growth and Income Fund (the “Fund”) seeks to provide capital growth over the long term and earn income from dividends.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, underperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2018. The Fund’s security selection in the financials and consumer staples sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the industrials and consumer discretionary sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions T. Rowe Price Group Inc. and BlackRock Inc. and its underweight position in Procter & Gamble Inc. Shares of T. Rowe Price Group and BlackRock, both investment management providers, fell amid increased market volatility and a sell-off in U.S. equity markets in the fourth quarter of 2018. Shares of Procter & Gamble, a consumer products company not held in the Fund, rose after the company reported better-than-expected earnings and sales for its fiscal first quarter.

Leading individual contributors to relative performance included the Fund’s underweight positions General Electric Co., Exxon Mobil Corp. and Schlumberger Ltd. Shares of General Electric, an industrial conglomerate not held in the Fund, fell after the company reported lower-than-expected earnings for the third quarter of 2018 and reduced its quarterly dividend. Shares of Exxon Mobil, an integrated oil and natural gas company, fell as petroleum prices declined sharply toward the end of the reporting period. Shares of Schlumberger, an oilfield services company not held in the Fund, fell as petroleum prices declined sharply toward the end of the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers focused on stock selection and aimed to invest in undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share. The portfolio managers employed a bottom-up approach to security selection and fundamental research.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Bank of America Corp.	3.0%
2.	Merck & Co., Inc.	2.9
3.	Home Depot, Inc. (The)	2.6
4.	Microsoft Corp.	2.4
5.	Berkshire Hathaway, Inc., Class B	2.2
6.	Chevron Corp.	2.1
7.	Morgan Stanley	2.0
8.	Bristol-Myers Squibb Co.	1.9
9.	BlackRock, Inc.	1.9
10.	3M Co.	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Financials	26.6%
Health Care	14.8
Industrials	10.0
Energy	9.5
Information Technology	8.0
Consumer Discretionary	7.3
Consumer Staples	5.7
Communication Services	4.8
Utilities	3.7
Materials	3.6
Real Estate	3.5
Short-Term Investments	2.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2018. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	7

JPMorgan Growth and Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018
	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 23, 1987
With Sales Charge**		(12.23)%	(12.55)%	5.51%	11.42%
Without Sales Charge		(7.36)	(7.71)	6.65	12.02
CLASS C SHARES	January 2, 1998
With CDSC***		(8.60)	(9.18)	6.11	11.46
Without CDSC		(7.60)	(8.18)	6.11	11.46
CLASS I SHARES	January 25, 1996	(7.24)	(7.49)	6.91	12.33
CLASS R2 SHARES	November 2, 2015	(7.48)	(7.94)	6.48	11.93
CLASS R3 SHARES	July 31, 2017	(7.36)	(7.71)	6.66	12.02
CLASS R4 SHARES	July 31, 2017	(7.24)	(7.47)	6.91	12.33
CLASS R5 SHARES	November 2, 2015	(7.19)	(7.35)	7.03	12.39
CLASS R6 SHARES	November 2, 2015	(7.14)	(7.25)	7.08	12.41

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/08 TO 12/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

Returns for Class R3 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for Class R4 Shares prior to their inception date are based on the performance of the Class I Shares. The actual returns of Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.

Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth and Income Fund, the Russell 1000 Value Index, the Lipper Large-Cap Value Funds Index and the Lipper Large-Cap Core Funds

Index from December 31, 2008 to December 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper Large-Cap Value Funds Index and the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index and the Lipper Large-Cap Core Funds Index are indexes based on the total returns of certain mutual funds within designated categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

JPMorgan Hedged Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(1.85)%
S&P 500 Index	(6.85)%

Net Assets as of 12/31/2018 (In Thousands)	$3,339,856

INVESTMENT OBJECTIVE**

The JPMorgan Hedged Equity Fund (the “Fund”) seeks to provide capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2018. The Fund’s options hedge allowed the Fund to generally perform as designed, delivering returns with less volatility than the Benchmark during the reporting period. The Fund captured 27% of the Benchmark’s total return with about 46% of the Benchmark’s volatility during the six month reporting period.

The Fund’s security selection in the industrial cyclical and technology sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the financials and basic materials sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in AutoZone Inc. and Microsoft Corp. and its underweight position in General Electric Co. Shares of AutoZone, an automotive parts retailer, rose after the company reported better-than-expected earnings and sales for its fiscal first quarter at stores open more than one year. Shares of Microsoft, a provider of software and technology services, rose as investors sought protection from market volatility in large cap stocks. Shares of General Electric, an industrial conglomerate not held in the Fund, fell after the company reported lower-than-expected earnings for the third quarter of 2018 and reduced its quarterly dividend.

Leading individual detractors from relative performance included the Fund’s overweight positions in PVH Corp. and Nvidia Corp. and its underweight position in 21st Century Fox Inc. Shares of PVH, the parent company of the Calvin Klein and Tommy Hilfiger apparel brands, fell amid investor disappointment with the company’s results for the third quarter of 2018. Shares of Nvidia, a semiconductors manufacturer, fell after the company reported weaker-than-expected results for the third quarter of 2018 amid a decline in demand for its specialty semiconductors. Shares of 21st Century Fox, television broadcaster and film production company, rose ahead of the company’s planned $71.3 billion acquisition by Walt Disney Co.

HOW WAS THE FUND POSITIONED?

The Fund used an enhanced index strategy that invests primarily in common stocks of large capitalization U.S. companies, while systematically purchasing and selling exchange-traded index put options and selling exchange-traded index call options. The option overlay is known as a “Put/Spread Collar” strategy. The combination of the diversified portfolio of equity securities, downside protection from index put options and income from index call options provided the Fund with a portion of the returns associated with equity market investments while exposing the Fund to less risk than traditional long-only equity strategies.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	4.3%
2.	Apple, Inc.	3.2
3.	Amazon.com, Inc.	3.0
4.	S&P 500 Index 3/29/2019	2.2
5.	Alphabet, Inc., Class A	1.7
6.	Berkshire Hathaway, Inc., Class B	1.6
7.	Alphabet, Inc., Class C	1.6
8.	UnitedHealth Group, Inc.	1.5
9.	Pfizer, Inc.	1.5
10.	Bank of America Corp.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	19.1%
Health Care	14.7
Financials	12.5
Consumer Discretionary	10.5
Communication Services	9.8
Industrials	8.8
Consumer Staples	5.6
Energy	5.0
Utilities	3.1
Materials	2.5
Put Options Purchased	2.2
Real Estate	2.1
Short-Term Investments	4.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2018. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	9

JPMorgan Hedged Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018
	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	December 13, 2013
With Sales Charge**		(7.06)%	(6.13)%	4.40%	4.71%
Without Sales Charge		(1.89)	(0.92)	5.53	5.83
CLASS C SHARES	December 13, 2013
With CDSC***		(3.21)	(2.46)	5.00	5.30
Without CDSC		(2.21)	(1.46)	5.00	5.30
CLASS I SHARES	December 13, 2013	(1.85)	(0.71)	5.79	6.09
CLASS R5 SHARES	December 13, 2013	(1.69)	(0.51)	6.00	6.30
CLASS R6 SHARES	December 13, 2013	(1.67)	(0.42)	6.05	6.35

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (12/13/13 TO 12/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 13, 2013.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Hedged Equity Fund, the S&P 500 Index, the ICE BofAML 3-Month U.S. Treasury Bill Index and the Lipper Alternative Long/Short Equity Funds Average from December 13, 2013 to December 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and the ICE BofAML 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The performance of the Lipper Alternative Long/Short Equity Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The ICE BofAML 3-Month U.S.

Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the ICE BofAML 3-Month U.S. Treasury Bill Index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index. The Lipper Alternative Long/Short Equity Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through May 30, 2014, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

JPMorgan Large Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(11.22)%
Russell 1000 Growth Index	(8.17)%

Net Assets as of 12/31/2018 (In Thousands)	$12,533,294

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Growth Fund (the “Fund”) seeks long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell 1000 Growth Index (the “Benchmark”) for the six months ended December 31, 2018. The Fund’s security selection in the technology and consumer discretionary sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s overweight position in the health care sector and its underweight position in the energy sector, where the Fund had no holdings, were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Netflix.com Inc., Electronic Arts Inc. and Activision Blizzard Inc. Shares of Netflix, an online entertainment provider, fell amid investor concerns about increasing competition for subscribers and rising costs of entertainment content. Shares of Electronic Arts, a maker of digital interactive games and entertainment, fell after the company reduced its 2019 revenue and earnings forecast and delayed the launch of a significant game. Shares of Activision Blizzard, a provider of digital interactive entertainment, fell after the company reported lower-than-expected earnings for the third quarter of 2018 and a weaker-than-expected earnings forecast for the fourth quarter of 2018.

Leading individual contributors to relative performance included the Fund’s underweight position in Facebook Inc. and its overweight positions in Intuitive Surgical Inc. and ServiceNow Inc. Shares of Facebook, a social media provider, fell after the company reported mixed results for the second quarter of 2018 and issued a disappointing forecast. Shares of Intuitive Surgical, a surgical robotics company, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2018. Shares of ServiceNow, a provider of cloud computing technology, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2018 and raised its earnings forecast.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals and positive price momentum. The Fund’s portfolio managers sought to invest in companies with attractive fundamentals that, in their view, possessed the potential to significantly exceed expectations for a prolonged period of time.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Amazon.com, Inc.	6.3%
2.	Apple, Inc.	5.0
3.	Microsoft Corp.	4.7
4.	Alphabet, Inc., Class C	4.6
5.	Mastercard, Inc., Class A	4.5
6.	Intuitive Surgical, Inc.	3.1
7.	Netflix, Inc.	3.1
8.	Boeing Co. (The)	3.0
9.	PayPal Holdings, Inc.	3.0
10.	ServiceNow, Inc.	2.8

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	34.9%
Health Care	17.9
Consumer Discretionary	15.1
Communication Services	10.7
Industrials	8.5
Consumer Staples	4.1
Financials	4.1
Investment of cash collateral from securities loaned	2.6
Materials	1.0
Real Estate	0.6
Short-Term Investments	0.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2018. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	11

JPMorgan Large Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018
	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 22, 1994
With Sales Charge**		(15.99)%	(5.19)%	8.71%	14.29%
Without Sales Charge		(11.33)	0.05	9.89	14.91
CLASS C SHARES	November 4, 1997
With CDSC***		(12.55)	(1.43)	9.35	14.32
Without CDSC		(11.55)	(0.43)	9.35	14.32
CLASS I SHARES	February 28, 1992	(11.22)	0.32	10.10	15.14
CLASS R2 SHARES	November 3, 2008	(11.44)	(0.19)	9.62	14.63
CLASS R3 SHARES	September 9, 2016	(11.33)	0.05	9.86	14.92
CLASS R4 SHARES	September 9, 2016	(11.22)	0.29	10.09	15.13
CLASS R5 SHARES	April 14, 2009	(11.13)	0.47	10.30	15.35
CLASS R6 SHARES	November 30, 2010	(11.10)	0.57	10.40	15.42

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/08 TO 12/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3, Class R4 and Class R5 Shares prior to their inception dates are based on the performance of Class I Shares. With respect to Class R3 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares had similar expenses to Class I Shares. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Class I Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares and, prior to April 14, 2009, Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Large Cap Growth Fund, the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index from December 31, 2008 to December 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

JPMorgan Large Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(11.99)%
Russell 1000 Value Index	(6.69)%

Net Assets as of 12/31/2018 (In Thousands)	$1,397,068

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Value Fund (the “Fund”) seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2018. The Fund’s security selection in the basic materials and insurance sectors was a leading detractor from relative performance, while the Fund’s overweight position in the health services sector and its security selection in the industrial cyclical sector were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Lennar Corp. and Lincoln National Corp. and its underweight position in Procter & Gamble Co. Shares of Lennar, a homebuilder, fell amid a broader sell-off in the homebuilder sector due to weakness in new home sales. Shares of Lincoln National, an insurance and financial services provider, fell after the company reported lower-than-expected earnings for the second quarter of 2018. Shares of Procter & Gamble, a consumer products company, rose after the company reported better-than-expected earnings and sales for its fiscal first quarter.

Leading individual contributors to performance relative to the Benchmark included the Fund’s underweight position in General Electric Co. and its overweight positions in Cigna Corp. and Delta Air Lines Inc. Shares of General Electric, an industrial conglomerate not held in the Fund, fell after the company reported lower-than-expected earnings for the third quarter of 2018 and reduced its quarterly dividend. Shares of Cigna, a health insurance provider, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2018 and raised its sales and profit forecast for the full year 2018. Shares of Delta Air Lines rose after the company issued an positive forecast for earnings and revenue for the fourth quarter of 2018.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio manager combined a bottom-up fundamental approach to security selection with a systematic valuation process. Overall, the Fund’s portfolio manager looked to take advantage of mispriced stocks that he believed appeared attractive relative to their fair value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Bank of America Corp.	3.9%
2.	Cigna Corp.	3.5
3.	Comcast Corp., Class A	3.2
4.	Pfizer, Inc.	3.0
5.	Lennar Corp., Class A	2.7
6.	CVS Health Corp.	2.7
7.	FMC Corp.	2.6
8.	Lincoln National Corp.	2.5
9.	Morgan Stanley	2.4
10.	Berkshire Hathaway, Inc., Class B	2.3

PORTFOLIO COMPOSITION BY SECTOR***
Financials	23.2%
Health Care	15.2
Energy	11.8
Communication Services	10.8
Consumer Discretionary	10.5
Materials	8.8
Industrials	7.6
Information Technology	3.3
Consumer Staples	1.9
Real Estate	1.7
Investment of cash collateral from securities loaned	1.2
Short-Term Investments	4.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2018. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	13

JPMorgan Large Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge**		(16.70)%	(19.85)%	5.14%	11.08%
Without Sales Charge		(12.07)	(15.43)	6.27	11.68
CLASS C SHARES	March 22, 1999
With CDSC***		(13.28)	(16.85)	5.74	11.13
Without CDSC		(12.28)	(15.85)	5.74	11.13
CLASS I SHARES	March 1, 1991	(11.99)	(15.24)	6.46	11.87
CLASS R2 SHARES	November 3, 2008	(12.21)	(15.67)	5.98	11.39
CLASS R3 SHARES	October 1, 2018	(12.00)	(15.26)	6.45	11.87
CLASS R4 SHARES	October 1, 2018	(11.98)	(15.35)	6.29	11.69
CLASS R5 SHARES	May 15, 2006	(11.89)	(15.06)	6.66	12.11
CLASS R6 SHARES	November 30, 2010	(11.81)	(14.96)	6.73	12.16

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/08 TO 12/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses than Class I Shares.

Returns for Class R6 Shares prior to their inception date are based on the per- formance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Large Cap Value Fund, the Russell 1000 Value Index and the Lipper Large-Cap Value Funds Index from December 31, 2008 to December 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

JPMorgan U.S. Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	(7.69)%
S&P 500 Index	(6.85)%

Net Assets as of 12/31/2018 (In Thousands)	$12,431,545

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Equity Fund (the “Fund”) seeks to provide high total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares underperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2018. The Fund’s security selection in the semiconductors & hardware sector and in the energy sector was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the pharmaceutical/medical technology and media sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Nvidia Corp. and PVH Corp. and its underweight position in Berkshire Hathaway Inc. Shares of Nvidia, a semiconductors manufacturer, fell after the company reported weaker-than-expected results for the third quarter of 2018 amid a decline in demand for specialty semiconductors. Shares of PVH, the parent company of the Calvin Klein and Tommy Hilfiger apparel brands, fell amid investor disappointment with the company’s results for the third quarter of 2018. Shares of Berkshire Hathaway, an investment company not held by the Fund, rose amid analysts’ expectations for further growth in earnings in 2019.

Leading individual contributors to relative performance included the Fund’s overweight positions in AutoZone Inc., Pfizer Inc. and Walt Disney Co. Shares of AutoZone, an automotive parts retailer, rose after the company reported better-than-expected quarterly earnings and sales for its fiscal first quarter at stores open more than one year. Shares of Pfizer, a pharmaceutical and health care products company, rose after the company announced a plan with GlaxoSmithKline PLC to combine their consumer health care subsidiaries. Shares of Walt Disney, an entertainment and media company, rose after the company reported better-than-expected earnings and revenue for its fiscal fourth quarter of 2018.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine what they believed to be their underlying value and potential for future earnings growth. As a result of this approach to stock selection, the Fund’s largest overweight positions relative to the Benchmark for the six months ended December 31, 2018 were in the media and regional business sectors, while the Fund’s largest underweight positions were in the retail and financial sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	5.2%
2.	Amazon.com, Inc.	3.9
3.	Alphabet, Inc., Class A	3.3
4.	Pfizer, Inc.	3.1
5.	Apple, Inc.	2.5
6.	UnitedHealth Group, Inc.	2.3
7.	Coca-Cola Co. (The)	2.2
8.	Johnson & Johnson	2.0
9.	Norfolk Southern Corp.	2.0
10.	General Dynamics Corp.	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	20.0%
Health Care	17.5
Communication Services	11.5
Consumer Discretionary	10.9
Industrials	10.9
Financials	10.0
Energy	5.8
Consumer Staples	4.5
Utilities	3.0
Materials	2.6
Real Estate	2.0
Investment of cash collateral from securities loaned	0.5
Short-Term Investments	0.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2018. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	15

JPMorgan U.S. Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 10, 2001
With Sales Charge**		(12.72)%	(11.21)%	6.25%	12.31%
Without Sales Charge		(7.90)	(6.29)	7.40	12.91
CLASS C SHARES	September 10, 2001
With CDSC***		(9.09)	(7.76)	6.87	12.34
Without CDSC		(8.09)	(6.76)	6.87	12.34
CLASS I SHARES	September 10, 2001	(7.74)	(6.07)	7.62	13.13
CLASS L SHARES	September 17, 1993	(7.69)	(5.95)	7.77	13.31
CLASS R2 SHARES	November 3, 2008	(8.04)	(6.60)	7.12	12.61
CLASS R3 SHARES	September 9, 2016	(7.91)	(6.30)	7.38	12.90
CLASS R4 SHARES	September 9, 2016	(7.81)	(6.13)	7.62	13.12
CLASS R5 SHARES	May 15, 2006	(7.68)	(5.88)	7.83	13.34
CLASS R6 SHARES	November 30, 2010	(7.65)	(5.86)	7.89	13.40

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/08 TO 12/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses than Class I Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan U.S. Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from December 31, 2008 to December 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

JPMorgan U.S. Research Enhanced Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	(7.15)%
S&P 500 Index	(6.85)%

Net Assets as of 12/31/2018 (In Thousands)	$5,681,009

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Research Enhanced Equity Fund (the “Fund”) seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the S&P 500 Index.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares underperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2018. The Fund’s security selection in the financials and basic materials sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the industrial cyclical and technology sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in PVH Corp. and Nvidia Corp. and its underweight position 21st Century Fox Inc. Shares of PVH, the parent company of the Calvin Klein and Tommy Hilfiger apparel brands, fell amid investor disappointment with the company’s results for the third quarter of 2018. Shares of Nvidia, a semiconductors manufacturer, fell after the company reported weaker-than-expected results for the third quarter of 2018 amid a decline in demand for its specialty semiconductors. Shares of 21st Century Fox, television broadcaster and film production company, rose ahead of the company’s planned $71.3 billion acquisition by Walt Disney Co.

Leading individual contributors to relative performance included the Fund’s underweight position in General Electric Co. and its overweight positions in AutoZone Inc. and Microsoft Corp. Shares of General Electric, an industrial conglomerate not held in the Fund, fell after the company reported lower-than-expected earnings for the third quarter of 2018 and reduced its quarterly dividend. Shares of AutoZone, an automotive parts retailer, rose after the company reported better-than-expected quarterly earnings and sales for its fiscal first quarter at stores open more than one year. Shares of Microsoft, a provider of software and technology services, rose as investors sought protection from market volatility in large cap stocks.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers attempted to construct the portfolio so that stock selection was the principal source of potential excess return. The Fund’s portfolio managers sought investment opportunities in companies that they believed were attractive based on valuation and strong fundamentals.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	4.6%
2.	Apple, Inc.	3.4
3.	Amazon.com, Inc.	3.2
4.	Alphabet, Inc., Class A	1.8
5.	Berkshire Hathaway, Inc., Class B	1.7
6.	Alphabet, Inc., Class C	1.7
7.	UnitedHealth Group, Inc.	1.6
8.	Pfizer, Inc.	1.6
9.	Bank of America Corp.	1.5
10.	Chevron Corp.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	20.1%
Health Care	15.5
Financials	13.2
Consumer Discretionary	11.1
Communication Services	10.4
Industrials	9.3
Consumer Staples	5.9
Energy	5.3
Utilities	3.3
Materials	2.6
Real Estate	2.2
Short-Term Investments	1.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2018. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	17

JPMorgan U.S. Research Enhanced Equity Fund

FUND COMMENTARY

six MONTHS ENDED DECEMBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
With Sales Charge**		(12.15)%	(10.83)%	5.81%	12.11%
Without Sales Charge		(7.29)	(5.87)	6.96	12.71
CLASS I SHARES	September 10, 2001	(7.14)	(5.57)	7.22	13.00
CLASS L SHARES	January 3, 1997	(7.15)	(5.59)	7.31	13.13
CLASS R6 SHARES	March 24, 2003	(7.09)	(5.50)	7.43	13.25

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.

TEN YEAR PERFORMANCE (12/31/08 TO 12/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan U.S. Research Enhanced Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from December 31, 2008 to December 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

JPMorgan Equity Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.4%

Airlines — 3.8%

Delta Air Lines, Inc.	79	3,942

Automobiles — 1.2%

Tesla, Inc. *	4	1,228

Banks — 3.1%

Wells Fargo & Co.	68	3,155

Biotechnology — 1.4%

Vertex Pharmaceuticals, Inc. *	8	1,402

Building Products — 1.2%

Lennox International, Inc.	6	1,276

Capital Markets — 5.0%

Charles Schwab Corp. (The)	37	1,542

S&P Global, Inc.	9	1,557

T. Rowe Price Group, Inc.	23	2,094

		5,193

Commercial Services & Supplies — 2.0%

Waste Connections, Inc.	27	2,007

Construction Materials — 3.0%

Martin Marietta Materials, Inc. (a)	18	3,111

Consumer Finance — 3.8%

Ally Financial, Inc.	44	991

Capital One Financial Corp.	39	2,927

		3,918

Containers & Packaging — 5.4%

Ball Corp.	86	3,950

Packaging Corp. of America	19	1,567

		5,517

Electric Utilities — 2.8%

Xcel Energy, Inc.	58	2,864

Entertainment — 1.4%

Spotify Technology SA *	13	1,419

Equity Real Estate Investment Trusts (REITs) — 5.5%

Federal Realty Investment Trust	28	3,290

Public Storage	12	2,415

		5,705

Food & Staples Retailing — 2.5%

Walgreens Boots Alliance, Inc.	38	2,614

Health Care Equipment & Supplies — 1.7%

Intuitive Surgical, Inc. *	4	1,750

Health Care Providers & Services — 4.5%

UnitedHealth Group, Inc.	19	4,658

INVESTMENTS	SHARES (000)	VALUE ($000)

Insurance — 5.2%

American International Group, Inc.	58	2,291

Loews Corp.	68	3,073

		5,364

Interactive Media & Services — 4.6%

Alphabet, Inc., Class C *	5	4,774

Internet & Direct Marketing Retail — 4.3%

Amazon.com, Inc. *	3	4,476

IT Services — 3.2%

Mastercard, Inc., Class A	18	3,307

Machinery — 2.3%

Parker-Hannifin Corp.	8	1,263

Stanley Black & Decker, Inc.	9	1,067

		2,330

Media — 1.9%

DISH Network Corp., Class A *	78	1,937

Multiline Retail — 1.5%

Kohl’s Corp.	24	1,579

Oil, Gas & Consumable Fuels — 6.6%

Concho Resources, Inc. *	15	1,500

Kinder Morgan, Inc.	227	3,489

Marathon Petroleum Corp.	31	1,816

		6,805

Pharmaceuticals — 2.8%

Pfizer, Inc.	67	2,923

Semiconductors & Semiconductor Equipment — 1.1%

NVIDIA Corp.	9	1,175

Software — 8.9%

Microsoft Corp.	54	5,454

salesforce.com, Inc. *	14	1,968

ServiceNow, Inc. *	10	1,734

		9,156

Specialty Retail — 3.9%

AutoZone, Inc. *	5	3,970

Technology Hardware, Storage & Peripherals — 3.8%

Apple, Inc.	24	3,862

Total Common Stocks (Cost $81,613)		101,417

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	19

JPMorgan Equity Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 1.5%

Investment Companies — 1.5%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (b) (c) (Cost $1,575)	1,575	1,575

Investment of Cash Collateral from Securities Loaned — 0.3%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (b) (c) (Cost $258)	258	258

Total Investments — 100.2% (Cost $83,446)		103,250
Liabilities in Excess of Other Assets — (0.2%)		(207)

NET ASSETS — 100.0%		103,043

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at December 31, 2018. The total value of securities on loan at December 31, 2018 is approximately $258,000.
(b)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2018.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.7%

Aerospace & Defense — 1.5%

General Dynamics Corp.	1,715	269,569

Banks — 9.0%

Bank of America Corp.	20,750	511,271

BB&T Corp.	3,954	171,288

Cullen/Frost Bankers, Inc.	1,112	97,758

M&T Bank Corp.	459	65,734

PNC Financial Services Group, Inc. (The)	2,993	349,951

US Bancorp	3,980	181,867

Wells Fargo & Co.	4,968	228,920

		1,606,789

Beverages — 1.6%

Coca-Cola Co. (The)	3,337	158,003

PepsiCo, Inc.	1,227	135,583

		293,586

Biotechnology — 0.7%

Gilead Sciences, Inc.	2,072	129,611

Capital Markets — 6.4%

BlackRock, Inc.	842	330,763

CME Group, Inc.	2,738	515,136

Northern Trust Corp.	1,381	115,430

T. Rowe Price Group, Inc.	1,985	183,299

		1,144,628

Chemicals — 4.8%

Air Products & Chemicals, Inc.	1,877	300,488

DowDuPont, Inc.	4,563	244,031

PPG Industries, Inc.	2,441	249,554

RPM International, Inc.	1,163	68,337

		862,410

Commercial Services & Supplies — 0.8%

Republic Services, Inc.	1,958	141,184

Consumer Finance — 1.4%

Capital One Financial Corp.	1,696	128,218

Discover Financial Services	1,981	116,836

		245,054

Distributors — 0.6%

Genuine Parts Co.	1,091	104,804

Diversified Telecommunication Services — 1.8%

Verizon Communications, Inc.	5,695	320,170

Electric Utilities — 2.4%

NextEra Energy, Inc.	1,443	250,785

Xcel Energy, Inc.	3,751	184,788

		435,573

INVESTMENTS	SHARES (000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — 3.0%

Alexandria Real Estate Equities, Inc.	479	55,227

AvalonBay Communities, Inc.	950	165,400

Boston Properties, Inc.	687	77,298

Simon Property Group, Inc.	797	133,953

Vornado Realty Trust	1,685	104,537

		536,415

Food & Staples Retailing — 0.5%

Walmart, Inc.	997	92,900

Food Products — 1.4%

Kraft Heinz Co. (The)	887	38,187

Mondelez International, Inc., Class A	5,323	213,085

		251,272

Health Care Equipment & Supplies — 3.0%

Abbott Laboratories	1,586	114,705

Becton Dickinson and Co.	901	203,025

Medtronic plc	2,367	215,262

		532,992

Health Care Providers & Services — 1.0%

CVS Health Corp.	2,645	173,322

Hotels, Restaurants & Leisure — 3.2%

Las Vegas Sands Corp.	1,552	80,788

McDonald’s Corp.	1,765	313,460

Starbucks Corp.	1,807	116,347

Wyndham Hotels & Resorts, Inc.	1,369	62,113

		572,708

Household Products — 0.9%

Procter & Gamble Co. (The)	1,812	166,536

Industrial Conglomerates — 1.7%

3M Co.	737	140,421

Honeywell International, Inc.	1,186	156,681

		297,102

Insurance — 7.8%

Arthur J Gallagher & Co.	1,802	132,820

Chubb Ltd.	1,259	162,595

Cincinnati Financial Corp.	554	42,897

Hartford Financial Services Group, Inc. (The)	5,707	253,698

Marsh & McLennan Cos., Inc.	486	38,751

MetLife, Inc.	4,687	192,469

Progressive Corp. (The)	1,445	87,147

Prudential Financial, Inc.	2,269	185,031

Travelers Cos., Inc. (The)	2,505	299,995

		1,395,403

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	21

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

IT Services — 2.3%

Accenture plc, Class A	820	115,565

Automatic Data Processing, Inc.	928	121,655

Fidelity National Information Services, Inc.	1,730	177,406

		414,626

Leisure Products — 0.7%

Hasbro, Inc.	1,581	128,432

Machinery — 5.0%

Deere & Co.	315	47,038

Dover Corp.	3,415	242,282

Illinois Tool Works, Inc.	2,096	265,491

Parker-Hannifin Corp.	993	148,143

Stanley Black & Decker, Inc.	1,638	196,194

		899,148

Media — 1.9%

Comcast Corp., Class A	9,823	334,475

Multiline Retail — 0.7%

Target Corp.	1,992	131,646

Multi-Utilities — 2.5%

CMS Energy Corp.	3,115	154,672

DTE Energy Co.	300	33,066

NiSource, Inc.	5,255	133,209

Public Service Enterprise Group, Inc.	2,257	117,501

		438,448

Oil, Gas & Consumable Fuels — 8.1%

Chevron Corp.	5,251	571,242

ConocoPhillips	6,259	390,279

Exxon Mobil Corp.	1,499	102,225

Occidental Petroleum Corp.	4,884	299,771

Valero Energy Corp.	1,216	91,186

		1,454,703

Pharmaceuticals — 10.0%

Bristol-Myers Squibb Co.	4,076	211,848

Eli Lilly & Co.	2,943	340,588

Johnson & Johnson	2,358	304,242

Merck & Co., Inc.	7,364	562,663

Pfizer, Inc.	8,256	360,388

		1,779,729

Road & Rail — 1.1%

Norfolk Southern Corp.	1,311	196,058

INVESTMENTS	SHARES (000)	VALUE ($000)

Semiconductors & Semiconductor Equipment — 3.3%

Analog Devices, Inc.	3,293	282,614

Texas Instruments, Inc.	3,296	311,456

		594,070

Software — 2.3%

Microsoft Corp.	4,084	414,782

Specialty Retail — 2.3%

Home Depot, Inc. (The)	1,932	331,985

Tiffany & Co.	1,077	86,718

		418,703

Technology Hardware, Storage & Peripherals — 1.2%

Apple, Inc.	1,332	210,075

Textiles, Apparel & Luxury Goods — 0.4%

VF Corp.	975	69,577

Tobacco — 2.4%

Altria Group, Inc.	5,053	249,552

Philip Morris International, Inc.	2,658	177,466

		427,018

Total Common Stocks (Cost $14,340,757)		17,483,518

Short-Term Investments — 3.5%

Investment Companies — 3.5%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (a) (b) (Cost $619,587)	619,587	619,587

Total Investments — 101.2% (Cost $14,960,344)		18,103,105
Liabilities in Excess of Other Assets — (1.2%)		(209,334)

NET ASSETS — 100.0%		17,893,771

Percentages indicated are based on net assets.

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

JPMorgan Growth and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.1%

Aerospace & Defense — 1.4%

General Dynamics Corp.	28	4,402

United Technologies Corp.	37	3,929

		8,331

Banks — 11.0%

Bank of America Corp.	693	17,073

BB&T Corp.	123	5,341

Citigroup, Inc.	92	4,777

Citizens Financial Group, Inc.	88	2,607

Cullen/Frost Bankers, Inc.	37	3,228

M&T Bank Corp.	38	5,367

PNC Financial Services Group, Inc. (The)	63	7,401

SunTrust Banks, Inc.	116	5,861

US Bancorp	127	5,813

Wells Fargo & Co.	131	6,032

		63,500

Beverages — 0.3%

Molson Coors Brewing Co., Class B	36	2,016

Biotechnology — 0.9%

Gilead Sciences, Inc.	86	5,392

Capital Markets — 6.8%

BlackRock, Inc.	28	11,117

Charles Schwab Corp. (The)	70	2,907

Goldman Sachs Group, Inc. (The)	32	5,312

Morgan Stanley	289	11,467

T. Rowe Price Group, Inc.	93	8,586

		39,389

Chemicals — 2.5%

Air Products & Chemicals, Inc.	27	4,337

DowDuPont, Inc.	186	9,926

		14,263

Consumer Finance — 1.7%

Capital One Financial Corp.	63	4,777

Discover Financial Services	83	4,896

		9,673

Containers & Packaging — 1.1%

Ball Corp.	51	2,322

Sealed Air Corp.	110	3,822

		6,144

Distributors — 0.8%

Genuine Parts Co.	46	4,407

Diversified Financial Services — 2.2%

Berkshire Hathaway, Inc., Class B *	61	12,455

INVESTMENTS	SHARES (000)	VALUE ($000)

Diversified Telecommunication Services — 1.5%

Verizon Communications, Inc.	151	8,473

Electric Utilities — 1.4%

NextEra Energy, Inc.	24	4,189

Xcel Energy, Inc.	78	3,863

		8,052

Entertainment — 1.3%

Walt Disney Co. (The)	68	7,467

Equity Real Estate Investment Trusts (REITs) — 3.5%

AvalonBay Communities, Inc.	22	3,846

Crown Castle International Corp.	22	2,390

Simon Property Group, Inc.	24	3,998

Ventas, Inc.	91	5,338

Vornado Realty Trust	71	4,398

		19,970

Food & Staples Retailing — 0.9%

Walmart, Inc.	55	5,086

Food Products — 0.8%

Mondelez International, Inc., Class A	110	4,391

Health Care Equipment & Supplies — 1.8%

Becton Dickinson and Co.	26	5,836

Medtronic plc	51	4,630

		10,466

Health Care Providers & Services — 3.7%

AmerisourceBergen Corp.	35	2,634

CVS Health Corp.	116	7,593

Humana, Inc.	16	4,469

UnitedHealth Group, Inc.	27	6,751

		21,447

Hotels, Restaurants & Leisure — 0.6%

Royal Caribbean Cruises Ltd.	35	3,452

Household Products — 1.2%

Colgate-Palmolive Co.	116	6,910

Industrial Conglomerates — 3.8%

3M Co.	57	10,918

Honeywell International, Inc.	81	10,741

		21,659

Insurance — 4.7%

Chubb Ltd.	52	6,752

Hartford Financial Services Group, Inc. (The)	225	10,014

Loews Corp.	57	2,604

MetLife, Inc.	84	3,441

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	23

JPMorgan Growth and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Insurance — Continued

Prudential Financial, Inc.	54	4,412

		27,223

Interactive Media & Services — 1.4%

Alphabet, Inc., Class C *	8	8,149

IT Services — 0.9%

Fidelity National Information Services, Inc.	52	5,322

Machinery — 3.3%

Dover Corp.	50	3,534

Parker-Hannifin Corp.	60	9,008

Stanley Black & Decker, Inc.	57	6,789

		19,331

Media — 0.6%

Comcast Corp., Class A	75	2,544

DISH Network Corp., Class A *	39	971

		3,515

Multiline Retail — 1.0%

Target Corp.	87	5,737

Multi-Utilities — 2.3%

CMS Energy Corp.	173	8,565

NiSource, Inc.	83	2,099

Public Service Enterprise Group, Inc.	50	2,602

		13,266

Oil, Gas & Consumable Fuels — 9.5%

Chevron Corp.	111	12,076

ConocoPhillips	146	9,108

EOG Resources, Inc.	48	4,208

Exxon Mobil Corp.	46	3,122

Marathon Petroleum Corp.	37	2,183

Occidental Petroleum Corp.	124	7,605

Phillips 66	44	3,799

Pioneer Natural Resources Co.	22	2,946

Valero Energy Corp.	69	5,136

Williams Cos., Inc. (The)	193	4,260

		54,443

Pharmaceuticals — 8.3%

Bristol-Myers Squibb Co.	214	11,145

Eli Lilly & Co.	52	6,029

Johnson & Johnson	44	5,665

Merck & Co., Inc.	217	16,594

Pfizer, Inc.	188	8,215

		47,648

INVESTMENTS	SHARES (000)	VALUE ($000)

Road & Rail — 0.7%

CSX Corp.	31	1,907

Kansas City Southern	20	1,890

		3,797

Semiconductors & Semiconductor Equipment — 3.5%

Analog Devices, Inc.	93	7,982

Applied Materials, Inc.	99	3,244

Texas Instruments, Inc.	94	8,855

		20,081

Software — 2.4%

Microsoft Corp.	134	13,590

Specialty Retail — 3.6%

AutoZone, Inc. *	7	5,625

Home Depot, Inc. (The)	87	14,983

		20,608

Technology Hardware, Storage & Peripherals — 1.2%

Apple, Inc.	44	6,940

Textiles, Apparel & Luxury Goods — 1.3%

NIKE, Inc., Class B	104	7,733

Tobacco — 2.5%

Altria Group, Inc.	170	8,391

Philip Morris International, Inc.	92	6,109

		14,500

Trading Companies & Distributors — 0.7%

Watsco, Inc.	31	4,341

Total Common Stocks (Cost $421,473)		559,167

Short-Term Investments — 2.5%

Investment Companies — 2.5%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (a) (b) (Cost $14,319)	14,319	14,319

Total Investments — 99.6% (Cost $435,792)		573,486
Other Assets Less Liabilities — 0.4%		2,113

NET ASSETS — 100.0%		575,599

Percentages indicated are based on net assets.

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2018.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.6%

Aerospace & Defense — 2.0%

Boeing Co. (The)	44	14,168

General Dynamics Corp. (a)	164	25,849

Northrop Grumman Corp. (a)	47	11,625

United Technologies Corp. (a)	149	15,877

		67,519

Airlines — 0.4%

Delta Air Lines, Inc.	230	11,491

United Continental Holdings, Inc. *	38	3,214

		14,705

Auto Components — 0.4%

Aptiv plc	62	3,795

BorgWarner, Inc.	70	2,437

Magna International, Inc. (Canada)	182	8,285

		14,517

Automobiles — 0.2%

Ford Motor Co.	792	6,061

Banks — 4.9%

Bank of America Corp. (a)	2,114	52,085

Citigroup, Inc.	613	31,905

Citizens Financial Group, Inc.	129	3,836

Huntington Bancshares, Inc.	400	4,773

KeyCorp (a)	1,130	16,702

Regions Financial Corp.	375	5,023

SunTrust Banks, Inc.	300	15,151

Wells Fargo & Co. (a)	753	34,679

		164,154

Beverages — 2.9%

Coca-Cola Co. (The) (a)	888	42,055

Constellation Brands, Inc., Class A	11	1,814

Molson Coors Brewing Co., Class B (a)	245	13,751

PepsiCo, Inc. (a)	340	37,613

		95,233

Biotechnology — 2.4%

AbbVie, Inc. (a)	89	8,247

Alexion Pharmaceuticals, Inc. *	98	9,543

Amgen, Inc.	47	9,062

Biogen, Inc. *	47	14,228

Celgene Corp. *	158	10,096

Gilead Sciences, Inc.	245	15,313

Vertex Pharmaceuticals, Inc. *	88	14,599

		81,088

INVESTMENTS	SHARES (000)	VALUE ($000)

Building Products — 0.3%

Masco Corp.	365	10,685

Capital Markets — 3.4%

Bank of New York Mellon Corp. (The)	69	3,244

BlackRock, Inc.	9	3,453

Charles Schwab Corp. (The) (a)	332	13,805

CME Group, Inc.	58	10,890

Goldman Sachs Group, Inc. (The)	62	10,360

Intercontinental Exchange, Inc.	216	16,276

Morgan Stanley (a)	732	29,019

State Street Corp. (a)	66	4,151

T. Rowe Price Group, Inc. (a)	123	11,376

TD Ameritrade Holding Corp.	245	11,994

		114,568

Chemicals — 2.0%

Celanese Corp.	96	8,611

DowDuPont, Inc. (a)	708	37,855

Eastman Chemical Co.	215	15,709

Linde plc (United Kingdom)	39	6,040

		68,215

Commercial Services & Supplies — 0.1%

Cintas Corp.	10	1,661

Communications Equipment — 0.4%

Cisco Systems, Inc.	225	9,741

Motorola Solutions, Inc.	16	1,862

		11,603

Consumer Finance — 0.8%

American Express Co.	53	5,064

Capital One Financial Corp.	280	21,163

		26,227

Containers & Packaging — 0.4%

Avery Dennison Corp.	47	4,238

Packaging Corp. of America	21	1,730

Westrock Co.	220	8,303

		14,271

Diversified Consumer Services — 0.1%

H&R Block, Inc.	64	1,636

Diversified Financial Services — 1.7%

Berkshire Hathaway, Inc., Class B * (a)	284	58,059

Diversified Telecommunication Services — 1.6%

AT&T, Inc. (a)	374	10,684

Verizon Communications, Inc. (a)	759	42,652

		53,336

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	25

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Electric Utilities — 2.6%

Evergy, Inc.	46	2,607

Exelon Corp.	548	24,733

NextEra Energy, Inc. (a)	202	35,091

PG&E Corp. *	46	1,089

Xcel Energy, Inc.	466	22,950

		86,470

Electrical Equipment — 0.7%

Eaton Corp. plc (a)	320	21,981

Electronic Equipment, Instruments & Components — 0.1%

TE Connectivity Ltd.	54	4,055

Entertainment — 2.2%

Electronic Arts, Inc. *	170	13,393

Netflix, Inc. *	82	21,846

Walt Disney Co. (The) (a)	356	39,026

		74,265

Equity Real Estate Investment Trusts (REITs) — 2.2%

AvalonBay Communities, Inc.	88	15,388

Digital Realty Trust, Inc.	25	2,618

Equinix, Inc.	14	4,911

Equity Residential	67	4,446

Federal Realty Investment Trust	60	7,092

Host Hotels & Resorts, Inc.	273	4,551

Prologis, Inc.	306	17,957

Ventas, Inc.	79	4,631

Vornado Realty Trust	192	11,891

		73,485

Food Products — 0.9%

Mondelez International, Inc., Class A (a)	760	30,417

Health Care Equipment & Supplies — 3.5%

Becton Dickinson and Co. (a)	46	10,423

Boston Scientific Corp. * (a)	959	33,891

Danaher Corp.	94	9,719

Intuitive Surgical, Inc. *	13	6,173

Medtronic plc	354	32,158

Zimmer Biomet Holdings, Inc.	224	23,196

		115,560

Health Care Providers & Services — 3.5%

Anthem, Inc.	70	18,329

Cigna Corp.	163	30,911

CVS Health Corp.	224	14,686

UnitedHealth Group, Inc. (a)	215	53,576

		117,502

INVESTMENTS	SHARES (000)	VALUE ($000)

Hotels, Restaurants & Leisure — 0.9%

Hilton Worldwide Holdings, Inc.	146	10,490

Royal Caribbean Cruises Ltd.	34	3,335

Yum! Brands, Inc.	181	16,617

		30,442

Household Durables — 0.2%

Lennar Corp., Class A	196	7,669

Household Products — 0.5%

Procter & Gamble Co. (The)	192	17,677

Industrial Conglomerates — 1.0%

Honeywell International, Inc.	263	34,773

Insurance — 2.5%

Allstate Corp. (The)	57	4,735

American International Group, Inc.	462	18,216

Everest Re Group Ltd.	21	4,658

Hartford Financial Services Group, Inc. (The)	286	12,724

Lincoln National Corp.	201	10,315

Marsh & McLennan Cos., Inc.	59	4,666

MetLife, Inc. (a)	423	17,376

Principal Financial Group, Inc.	77	3,419

Prudential Financial, Inc.	75	6,106

		82,215

Interactive Media & Services — 4.3%

Alphabet, Inc., Class A * (a)	58	60,158

Alphabet, Inc., Class C * (a)	56	57,901

Facebook, Inc., Class A * (a)	204	26,752

		144,811

Internet & Direct Marketing Retail — 3.8%

Amazon.com, Inc. * (a)	72	107,706

Booking Holdings, Inc. *	4	7,303

Expedia Group, Inc.	112	12,608

		127,617

IT Services — 4.4%

Accenture plc, Class A (a)	27	3,831

Alliance Data Systems Corp.	33	4,981

Automatic Data Processing, Inc.	249	32,598

Fidelity National Information Services, Inc. (a)	202	20,742

First Data Corp., Class A *	155	2,619

Mastercard, Inc., Class A	53	9,970

PayPal Holdings, Inc. *	328	27,584

Visa, Inc., Class A (a)	336	44,302

		146,627

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Life Sciences Tools & Services — 0.7%

Agilent Technologies, Inc.	51	3,471

Illumina, Inc. *	24	7,147

Thermo Fisher Scientific, Inc.	62	13,806

		24,424

Machinery — 2.7%

Caterpillar, Inc.	154	19,631

Cummins, Inc.	73	9,782

Deere & Co.	48	7,135

Ingersoll-Rand plc (a)	139	12,721

PACCAR, Inc. (a)	265	15,138

Snap-on, Inc.	74	10,727

Stanley Black & Decker, Inc.	118	14,177

		89,311

Media — 1.9%

Charter Communications, Inc., Class A * (a)	80	22,738

Comcast Corp., Class A (a)	901	30,684

Discovery, Inc., Class A * (a)	255	6,300

DISH Network Corp., Class A *	94	2,352

		62,074

Metals & Mining — 0.2%

Freeport-McMoRan, Inc.	309	3,189

Newmont Mining Corp.	75	2,615

		5,804

Multiline Retail — 0.9%

Dollar General Corp.	182	19,660

Dollar Tree, Inc. *	72	6,465

Macy’s, Inc.	161	4,789

		30,914

Multi-Utilities — 0.8%

Ameren Corp.	69	4,522

Public Service Enterprise Group, Inc.	77	4,018

Sempra Energy	155	16,749

		25,289

Oil, Gas & Consumable Fuels — 5.3%

Chevron Corp. (a)	420	45,679

Concho Resources, Inc. *	36	3,744

Diamondback Energy, Inc.	149	13,796

EOG Resources, Inc. (a)	286	24,931

Exxon Mobil Corp. (a)	215	14,647

Marathon Petroleum Corp. (a)	397	23,446

Occidental Petroleum Corp. (a)	321	19,718

ONEOK, Inc.	205	11,072

INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued

Parsley Energy, Inc., Class A *	94	1,497

Pioneer Natural Resources Co. (a)	145	19,035

		177,565

Personal Products — 0.3%

Estee Lauder Cos., Inc. (The), Class A	86	11,190

Pharmaceuticals — 5.5%

Allergan plc	66	8,878

Bristol-Myers Squibb Co.	220	11,414

Eli Lilly & Co.	228	26,357

Johnson & Johnson (a)	327	42,157

Merck & Co., Inc. (a)	472	36,087

Mylan NV*	83	2,284

Nektar Therapeutics *	30	994

Pfizer, Inc. (a)	1,224	53,446

Zoetis, Inc.	21	1,785

		183,402

Road & Rail — 2.0%

Norfolk Southern Corp. (a)	197	29,443

Union Pacific Corp. (a)	275	38,039

		67,482

Semiconductors & Semiconductor Equipment — 4.0%

Analog Devices, Inc. (a)	423	36,340

Broadcom, Inc.	82	20,818

Intel Corp.	150	7,020

Microchip Technology, Inc.	33	2,371

Micron Technology, Inc. *	74	2,346

NVIDIA Corp. (a)	169	22,604

Texas Instruments, Inc. (a)	441	41,634

		133,133

Software — 7.4%

Adobe, Inc.*	90	20,339

Microsoft Corp. (a)	1,521	154,462

Oracle Corp. (a)	513	23,161

salesforce.com, Inc. * (a)	270	36,976

Workday, Inc., Class A *	68	10,913

		245,851

Specialty Retail — 4.3%

Advance Auto Parts, Inc.	43	6,842

AutoZone, Inc. * (a)	32	26,877

Best Buy Co., Inc.	208	10,996

Home Depot, Inc. (The) (a)	236	40,622

Lowe’s Cos., Inc.	150	13,875

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	27

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Specialty Retail — Continued

O’Reilly Automotive, Inc. *	46	15,729

Ross Stores, Inc.	321	26,698

Tiffany & Co.	10	772

		142,411

Technology Hardware, Storage & Peripherals — 4.1%

Apple, Inc. (a)	715	112,778

Hewlett Packard Enterprise Co.	957	12,638

HP, Inc. (a)	533	10,914

		136,330

Textiles, Apparel & Luxury Goods — 0.3%

NIKE, Inc., Class B	10	767

PVH Corp.	105	9,776

		10,543

Tobacco — 1.3%

Altria Group, Inc.	257	12,699

Philip Morris International, Inc. (a)	461	30,782

		43,481

Trading Companies & Distributors — 0.1%

HD Supply Holdings, Inc. *	93	3,485

United Rentals, Inc. *	10	1,025

		4,510

Wireless Telecommunication Services — 0.5%

T-Mobile US, Inc. *	238	15,127

Total Common Stocks (Cost $3,376,984)		3,327,945

INVESTMENTS	NO. OF CONTRACTS	VALUE ($000)
Options Purchased — 2.4%

Put Options Purchased — 2.4%

Index Funds — 2.4%

S&P 500 Index 3/29/2019 at USD 2,365.00, European Style Notional Amount: USD 3,443,409 Exchange Traded * (Cost $87,677)	13,736	79,257

	SHARES (000)
Short-Term Investments — 4.4%

Investment Companies — 4.4%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (b) (c) (Cost $145,694)	145,694	145,694

Total Investments — 106.4% (Cost $3,610,355)		3,552,896
Liabilities in Excess of Other Assets — (6.4%)		(213,040)

NET ASSETS — 100.0%		3,339,856

Percentages indicated are based on net assets.

Abbreviations

USD	United States Dollar
(a)	All or a portion of the security is segregated for options written.
(b)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2018.
*	Non-income producing security.

Futures contracts outstanding as of December 31, 2018 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

S&P 500 E-Mini Index	906	03/2019	USD	113,386	(260)

					(260)

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

Written Call Options Contracts as of December 31, 2018 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)

S&P 500 Index	Exchange Traded	13,736	USD 3,443,409	USD 2,605	3/29/2019	(77,608)

						(77,608)

Written Put Options Contracts as of December 31, 2018 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)

S&P 500 Index	Exchange Traded	13,736	USD 3,443,409	USD 1,990	3/29/2019	(12,981)

						(12,981)

Total Written Options Contracts (Premiums Received $84,806)						(90,589)

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	29

JPMorgan Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.4%

Aerospace & Defense — 3.1%

Boeing Co. (The)	1,192	384,549

Airlines — 0.7%

Delta Air Lines, Inc.	327	16,317

Southwest Airlines Co.	1,491	69,295

		85,612

Automobiles — 0.6%

Tesla, Inc. * (a)	224	74,614

Banks — 0.2%

SVB Financial Group *	155	29,457

Beverages — 1.5%

Constellation Brands, Inc., Class A	509	81,793

Monster Beverage Corp. *	2,279	112,150

		193,943

Biotechnology — 1.6%

Regeneron Pharmaceuticals, Inc. *	39	14,417

Vertex Pharmaceuticals, Inc. *	1,151	190,779

		205,196

Capital Markets — 4.0%

Charles Schwab Corp. (The)	3,247	134,841

Intercontinental Exchange, Inc.	1,239	93,328

S&P Global, Inc.	1,575	267,638

		495,807

Chemicals — 1.0%

Ecolab, Inc.	86	12,672

Sherwin-Williams Co. (The)	297	116,779

		129,451

Electrical Equipment — 0.3%

Rockwell Automation, Inc.	269	40,539

Electronic Equipment, Instruments & Components — 0.4%

Amphenol Corp., Class A	571	46,238

Entertainment — 4.3%

Activision Blizzard, Inc.	2,535	118,055

Electronic Arts, Inc. *	235	18,510

Netflix, Inc.*	1,484	397,288

		533,853

Equity Real Estate Investment Trusts (REITs) — 0.7%

Equinix, Inc.	232	81,917

Food & Staples Retailing — 1.1%

Costco Wholesale Corp.	658	134,021

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Equipment & Supplies — 9.8%

ABIOMED, Inc. *	289	94,067

Becton Dickinson and Co.	722	162,613

Boston Scientific Corp. *	8,759	309,529

DexCom, Inc. *	2,179	261,092

Intuitive Surgical, Inc. *	832	398,306

		1,225,607

Health Care Providers & Services — 2.7%

UnitedHealth Group, Inc.	1,350	336,318

Health Care Technology — 0.7%

Veeva Systems, Inc., Class A *	1,054	94,143

Industrial Conglomerates — 2.8%

Honeywell International, Inc.	863	113,980

Roper Technologies, Inc.	903	240,694

		354,674

Interactive Media & Services — 6.7%

Alphabet, Inc., Class C *	572	592,330

Facebook, Inc., Class A *	395	51,718

Match Group, Inc. (a)	2,691	115,107

Twitter, Inc. *	2,889	83,030

		842,185

Internet & Direct Marketing Retail — 9.3%

Amazon.com, Inc. *	536	805,214

Booking Holdings, Inc. *	35	60,440

GrubHub, Inc. * (a)	1,205	92,571

MercadoLibre, Inc. (Argentina) (a)	468	136,907

Wayfair, Inc., Class A * (a)	755	68,047

		1,163,179

IT Services — 13.6%

Mastercard, Inc., Class A	3,041	573,741

PayPal Holdings, Inc. *	4,508	379,099

Shopify, Inc., Class A (Canada) * (a)	537	74,389

Square, Inc., Class A *	1,967	110,352

Visa, Inc., Class A (a)	2,674	352,847

Worldpay, Inc. *	2,876	219,836

		1,710,264

Life Sciences Tools & Services — 3.5%

Illumina, Inc.*	851	255,173

Thermo Fisher Scientific, Inc.	801	179,225

		434,398

Personal Products — 1.6%

Estee Lauder Cos., Inc. (The), Class A	1,541	200,419

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Professional Services — 1.0%

CoStar Group, Inc. *	357	120,262

Road & Rail — 0.9%

Norfolk Southern Corp.	767	114,682

Semiconductors & Semiconductor Equipment — 3.9%

Advanced Micro Devices, Inc. * (a)	3,640	67,202

Applied Materials, Inc.	3,258	106,674

NVIDIA Corp.	1,373	183,358

Texas Instruments, Inc.	1,443	136,382

		493,616

Software — 12.6%

Adobe, Inc. *	342	77,374

Atlassian Corp. plc, Class A *	1,141	101,535

Microsoft Corp.	5,979	607,267

salesforce.com, Inc. *	2,551	349,342

ServiceNow, Inc. *	1,982	352,904

Trade Desk, Inc. (The), Class A * (a)	837	97,154

		1,585,576

Specialty Retail — 3.9%

Home Depot, Inc. (The)	1,609	276,482

Ross Stores, Inc.	2,549	212,108

		488,590

Technology Hardware, Storage & Peripherals — 5.2%

Apple, Inc.	4,094	645,758

Textiles, Apparel & Luxury Goods — 1.7%

Lululemon Athletica, Inc. *	1,741	211,674

Total Common Stocks (Cost $8,040,848)		12,456,542

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 0.5%

Investment Companies — 0.5%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (b) (c) (Cost $59,117)	59,117	59,117

Investment of Cash Collateral from Securities Loaned — 2.6%

JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.60% (b) (c)	275,528	275,500

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (b) (c)	52,074	52,074

Total Investment of Cash Collateral from Securities Loaned (Cost $327,574)		327,574

Total Investments — 102.5% (Cost $8,427,539)		12,843,233
Liabilities in Excess of Other Assets — (2.5%)		(309,939)

NET ASSETS — 100.0%		12,533,294

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at December 31, 2018. The total value of securities on loan at December 31, 2018 is approximately $321,421,000.
(b)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2018.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	31

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 95.7%

Aerospace & Defense — 1.2%

General Dynamics Corp.	109	17,104

Airlines — 1.9%

Southwest Airlines Co.	556	25,848

Auto Components — 2.1%

American Axle & Manufacturing Holdings, Inc. *	456	5,056

BorgWarner, Inc.	227	7,900

Delphi Technologies plc	544	7,787

Lear Corp.	45	5,554

Visteon Corp. * (a)	54	3,255

		29,552

Automobiles — 0.5%

General Motors Co.	223	7,453

Banks — 12.9%

Bank of America Corp.	2,236	55,097

Cathay General Bancorp	99	3,309

Citigroup, Inc.	280	14,578

Citizens Financial Group, Inc.	516	15,350

Comerica, Inc.	98	6,732

East West Bancorp, Inc.	158	6,895

First Republic Bank	70	6,057

Huntington Bancshares, Inc.	529	6,303

IBERIABANK Corp.	87	5,586

KeyCorp	1,786	26,399

Regions Financial Corp.	434	5,807

SVB Financial Group *	47	8,907

Wells Fargo & Co.	422	19,426

		180,446

Biotechnology — 1.0%

Alexion Pharmaceuticals, Inc. *	52	5,014

Biogen, Inc. *	12	3,641

Gilead Sciences, Inc.	90	5,605

		14,260

Building Products — 0.2%

Owens Corning	62	2,709

Capital Markets — 3.1%

Morgan Stanley	848	33,603

State Street Corp.	163	10,287

		43,890

Chemicals — 6.7%

Celanese Corp.	227	20,423

DowDuPont, Inc.	253	13,506

Eastman Chemical Co.	324	23,710

INVESTMENTS	SHARES (000)	VALUE ($000)

Chemicals — continued

FMC Corp.	492	36,403

		94,042

Consumer Finance — 0.3%

Ally Financial, Inc.	186	4,219

Containers & Packaging — 1.6%

Avery Dennison Corp.	64	5,749

Crown Holdings, Inc. * (a)	392	16,296

		22,045

Diversified Financial Services — 2.3%

Berkshire Hathaway, Inc., Class B *	156	31,852

Diversified Telecommunication Services — 0.9%

Verizon Communications, Inc.	233	13,122

Electrical Equipment — 1.6%

Eaton Corp. plc	324	22,266

Entertainment — 0.7%

Electronic Arts, Inc. *	115	9,059

Equity Real Estate Investment Trusts (REITs) — 1.7%

American Campus Communities, Inc.	96	3,953

Brixmor Property Group, Inc.	343	5,034

Mid-America Apartment Communities, Inc.	81	7,723

Prologis, Inc.	116	6,806

		23,516

Food Products — 1.5%

Mondelez International, Inc., Class A	517	20,703

Health Care Equipment & Supplies — 2.1%

Boston Scientific Corp. *	170	6,022

Medtronic plc	37	3,384

Zimmer Biomet Holdings, Inc.	192	19,945

		29,351

Health Care Providers & Services — 6.7%

Cigna Corp.	262	49,797

CVS Health Corp.	580	37,995

Universal Health Services, Inc., Class B	55	6,422

		94,214

Hotels, Restaurants & Leisure — 1.3%

Caesars Entertainment Corp. * (a)	1,347	9,145

International Game Technology plc (a)	177	2,592

Royal Caribbean Cruises Ltd.	69	6,699

		18,436

Household Durables — 2.8%

Lennar Corp., Class A	986	38,606

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Insurance — 4.8%

American International Group, Inc.	163	6,432

Athene Holding Ltd., Class A *	356	14,164

Hartford Financial Services Group, Inc. (The)	107	4,765

Lincoln National Corp.	684	35,070

Principal Financial Group, Inc.	133	5,879

		66,310

Interactive Media & Services — 1.0%

Alphabet, Inc., Class A *	13	13,375

Internet & Direct Marketing Retail — 1.4%

Expedia Group, Inc.	179	20,142

Machinery — 2.9%

Ingersoll-Rand plc	57	5,200

PACCAR, Inc.	431	24,645

Stanley Black & Decker, Inc.	85	10,130

		39,975

Media — 6.1%

Altice USA, Inc., Class A	612	10,110

Charter Communications, Inc., Class A *	104	29,580

Comcast Corp., Class A	1,327	45,191

		84,881

Metals & Mining — 0.6%

United States Steel Corp.	459	8,363

Multiline Retail — 0.8%

Dollar Tree, Inc. *	115	10,396

Oil, Gas & Consumable Fuels — 11.9%

Chevron Corp.	242	26,327

Concho Resources, Inc. *	113	11,595

Diamondback Energy, Inc.	231	21,386

EOG Resources, Inc.	64	5,555

Marathon Petroleum Corp.	413	24,383

Occidental Petroleum Corp.	487	29,886

Parsley Energy, Inc., Class A *	127	2,034

Pioneer Natural Resources Co.	223	29,263

TransCanada Corp. (Canada)	437	15,601

		166,030

Pharmaceuticals — 5.5%

Bristol-Myers Squibb Co.	156	8,093

Johnson & Johnson	52	6,724

Merck & Co., Inc.	270	20,623

Pfizer, Inc.	958	41,812

		77,252

INVESTMENTS	SHARES (000)	VALUE ($000)

Semiconductors & Semiconductor Equipment — 3.0%

Analog Devices, Inc.	178	15,295

NXP Semiconductors NV (Netherlands)	248	18,203

Texas Instruments, Inc.	94	8,873

		42,371

Software — 0.3%

LogMeIn, Inc.	54	4,437

Specialty Retail — 0.5%

Best Buy Co., Inc.	97	5,153

Tiffany & Co. (a)	29	2,311

		7,464

Textiles, Apparel & Luxury Goods — 1.1%

PVH Corp.	96	8,876

Tapestry, Inc.	195	6,568

		15,444

Tobacco — 0.4%

Philip Morris International, Inc.	89	5,962

Wireless Telecommunication Services — 2.3%

T-Mobile US, Inc. *	499	31,730

Total Common Stocks (Cost $1,426,907)		1,336,825

	NO. OF WARRANTS (000)
Warrants — 0.0%

Consumer Finance — 0.0%
Emergent Capital, Inc. expiring 10/1/2019, price 10.75 * (Cost $— )	36	—	(b)

	SHARES (000)
Short-Term Investments — 4.0%

Investment Companies — 4.0%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (c) (d) (Cost $56,173)	56,173	56,173

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	33

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment of Cash Collateral from Securities Loaned — 1.2%
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.60% (c) (d)	5,001	5,000

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (c) (d)	11,408	11,408

Total Investment of Cash Collateral from Securities Loaned (Cost $16,408)		16,408

Total Investments — 100.9% (Cost $1,499,488)		1,409,406
Liabilities in Excess of Other Assets — (0.9%)		(12,338)

NET ASSETS — 100.0%		1,397,068

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at December 31, 2018. The total value of securities on loan at December 31, 2018 is approximately $16,076,000.
(b)	Amount rounds to less than one thousand.
(c)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of December 31, 2018.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.2%

Aerospace & Defense — 3.5%

General Dynamics Corp. (a)	1,549	243,447

Northrop Grumman Corp.	717	175,623

United Technologies Corp.	173	18,432

		437,502

Air Freight & Logistics — 0.1%

United Parcel Service, Inc., Class B	159	15,467

Airlines — 0.2%

Delta Air Lines, Inc.	516	25,751

Auto Components — 0.2%

Aptiv plc	102	6,278

BorgWarner, Inc.	452	15,695

		21,973

Banks — 5.8%

Bank of America Corp.	8,111	199,855

Citigroup, Inc.	1,114	58,018

First Republic Bank	72	6,259

Huntington Bancshares, Inc.	5,732	68,328

KeyCorp	7,699	113,787

SunTrust Banks, Inc.	2,383	120,187

SVB Financial Group *	481	91,411

Wells Fargo & Co.	1,385	63,806

		721,651

Beverages — 2.5%

Coca-Cola Co. (The)	5,900	279,342

Molson Coors Brewing Co., Class B	240	13,478

PepsiCo, Inc.	163	17,990

		310,810

Biotechnology — 2.0%

Alexion Pharmaceuticals, Inc. *	442	43,005

Biogen, Inc. *	276	83,198

Celgene Corp. *	78	5,003

Gilead Sciences, Inc.	361	22,568

Vertex Pharmaceuticals, Inc. *	589	97,603

		251,377

Building Products — 0.0% (b)

Allegion plc	52	4,166

Capital Markets — 2.8%

Ameriprise Financial, Inc.	791	82,601

Bank of New York Mellon Corp. (The)	556	26,176

Charles Schwab Corp. (The)	574	23,850

Intercontinental Exchange, Inc.	63	4,727

Morgan Stanley	5,204	206,344

		343,698

INVESTMENTS	SHARES (000)	VALUE ($000)

Chemicals — 1.6%

DowDuPont, Inc.	1,113	59,507

Eastman Chemical Co.	1,392	101,778

Linde plc (United Kingdom)	201	31,391

PPG Industries, Inc.	48	4,863

		197,539

Commercial Services & Supplies — 0.1%

Waste Management, Inc.	81	7,190

Consumer Finance — 0.0% (b)

American Express Co.	46	4,341

Containers & Packaging — 1.1%

Crown Holdings, Inc. * (a)	2,219	92,246

Westrock Co.	1,031	38,949

		131,195

Diversified Financial Services — 0.1%

Berkshire Hathaway, Inc., Class B *	65	13,284

Diversified Telecommunication Services — 2.4%

AT&T, Inc.	5,730	163,543

Verizon Communications, Inc.	2,462	138,401

		301,944

Electric Utilities — 2.9%

Evergy, Inc.	114	6,498

NextEra Energy, Inc.	1,320	229,511

Xcel Energy, Inc.	2,436	120,004

		356,013

Electrical Equipment — 0.7%

Eaton Corp. plc	1,258	86,352

Entertainment — 1.9%

Electronic Arts, Inc. *	512	40,437

Netflix, Inc. *	721	192,869

Walt Disney Co. (The)	64	7,056

		240,362

Equity Real Estate Investment Trusts (REITs) — 2.0%

AvalonBay Communities, Inc.	107	18,620

Brixmor Property Group, Inc.	484	7,104

Prologis, Inc.	2,983	175,135

Ventas, Inc.	256	14,983

Vornado Realty Trust	544	33,766

		249,608

Food Products — 1.6%

Kraft Heinz Co. (The)	374	16,110

Mondelez International, Inc., Class A	4,539	181,689

		197,799

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	35

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Health Care Equipment & Supplies — 2.9%

Becton Dickinson and Co.	97	21,775

Boston Scientific Corp. *	4,697	165,989

Danaher Corp.	44	4,534

Intuitive Surgical, Inc. *	128	61,074

Medtronic plc	540	49,154

Zimmer Biomet Holdings, Inc.	535	55,445

		357,971

Health Care Providers & Services — 5.0%

Anthem, Inc.	37	9,783

Cigna Corp.	1,093	207,634

CVS Health Corp.	1,654	108,342

UnitedHealth Group, Inc.	1,150	286,382

Universal Health Services, Inc., Class B	132	15,392

		627,533

Hotels, Restaurants & Leisure — 1.2%

Royal Caribbean Cruises Ltd.	1,230	120,291

Yum! Brands, Inc.	275	25,241

		145,532

Household Durables — 0.4%

Lennar Corp., Class A	1,302	50,979

Household Products — 0.1%

Procter & Gamble Co. (The)	141	12,976

Industrial Conglomerates — 1.4%

Honeywell International, Inc.	1,302	172,056

Insurance — 1.3%

Allstate Corp. (The) (a)	357	29,504

American International Group, Inc.	538	21,187

Arthur J Gallagher & Co. (a)	593	43,695

Hartford Financial Services Group, Inc. (The)	943	41,912

Lincoln National Corp.	486	24,946

Willis Towers Watson plc	27	4,046

		165,290

Interactive Media & Services — 4.7%

Alphabet, Inc., Class A *	398	416,038

Alphabet, Inc., Class C *	131	135,871

Facebook, Inc., Class A *	239	31,288

		583,197

Internet & Direct Marketing Retail — 3.9%

Amazon.com, Inc. *	327	490,754

IT Services — 5.4%

Accenture plc, Class A	779	109,858

Alliance Data Systems Corp.	100	15,021

INVESTMENTS	SHARES (000)	VALUE ($000)

IT Services — continued

Automatic Data Processing, Inc.	350	45,918

Fidelity National Information Services, Inc.	97	9,948

First Data Corp., Class A *	635	10,740

Fiserv, Inc. *	80	5,908

Mastercard, Inc., Class A	1,206	227,473

PayPal Holdings, Inc. *	585	49,220

Visa, Inc., Class A	1,427	188,271

WEX, Inc. *	29	4,016

		666,373

Life Sciences Tools & Services — 0.6%

Thermo Fisher Scientific, Inc.	327	73,219

Machinery — 2.4%

Caterpillar, Inc.	1,349	171,391

Deere & Co.	108	16,145

Ingersoll-Rand plc	207	18,854

Parker-Hannifin Corp.	56	8,327

Stanley Black & Decker, Inc.	668	80,007

		294,724

Media — 2.2%

Charter Communications, Inc., Class A *	563	160,347

Comcast Corp., Class A	1,302	44,340

Discovery, Inc., Class A * (a)	212	5,242

Discovery, Inc., Class C *	2,089	48,219

DISH Network Corp., Class A *	741	18,494

		276,642

Multiline Retail — 0.2%

Dollar Tree, Inc. *	341	30,780

Multi-Utilities — 0.2%

Public Service Enterprise Group, Inc.	68	3,544

Sempra Energy	187	20,269

		23,813

Oil, Gas & Consumable Fuels — 5.8%

Chevron Corp.	261	28,393

Concho Resources, Inc. *	611	62,788

Diamondback Energy, Inc.	1,032	95,709

EOG Resources, Inc.	1,475	128,601

Marathon Petroleum Corp.	2,015	118,880

Occidental Petroleum Corp.	1,226	75,245

Parsley Energy, Inc., Class A *	3,391	54,181

Pioneer Natural Resources Co.	1,223	160,820

		724,617

Pharmaceuticals — 7.0%

Bristol-Myers Squibb Co.	84	4,383

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Pharmaceuticals — continued

Eli Lilly & Co.	350	40,458

Johnson & Johnson	1,960	252,939

Merck & Co., Inc.	2,342	178,981

Nektar Therapeutics *	417	13,701

Pfizer, Inc.	8,735	381,303

		871,765

Road & Rail — 2.4%

Norfolk Southern Corp.	1,660	248,284

Union Pacific Corp.	355	49,018

		297,302

Semiconductors & Semiconductor Equipment — 5.0%

Analog Devices, Inc.	1,767	151,665

Broadcom, Inc.	179	45,589

NVIDIA Corp.	1,371	183,017

NXP Semiconductors NV (Netherlands)	239	17,528

Texas Instruments, Inc.	2,212	209,078

Universal Display Corp. (a)	174	16,322

		623,199

Software — 7.2%

Adobe, Inc. *	21	4,792

Microsoft Corp.	6,356	645,569

salesforce.com, Inc. *	1,693	231,956

Workday, Inc., Class A * (a)	50	8,051

		890,368

Specialty Retail — 4.2%

AutoZone, Inc. *	206	173,001

Best Buy Co., Inc.	167	8,834

Home Depot, Inc. (The)	487	83,677

Lowe’s Cos., Inc.	52	4,801

O’Reilly Automotive, Inc. *	302	104,002

Ross Stores, Inc.	1,734	144,257

		518,572

Technology Hardware, Storage & Peripherals — 2.6%

Apple, Inc.	2,019	318,465

Textiles, Apparel & Luxury Goods — 0.8%

PVH Corp.	1,135	105,516

Tobacco — 0.4%

Philip Morris International, Inc.	686	45,770

Trading Companies & Distributors — 0.1%

HD Supply Holdings, Inc. *	445	16,698

INVESTMENTS	SHARES (000)	VALUE ($000)

Wireless Telecommunication Services — 0.3%

T-Mobile US, Inc. *	514	32,685

Total Common Stocks (Cost $9,941,740)		12,334,818

	NO. OF WARRANTS (000)
Warrants — 0.0% (b)

Consumer Finance — 0.0% (b)

Emergent Capital, Inc. expiring 10/1/2019, price 10.75 * (Cost $ —)	24	—	(c)

	SHARES (000)
Short-Term Investments — 0.8%

Investment Companies — 0.8%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (d) (e) (Cost $97,255)	97,255	97,255

Investment of Cash Collateral from Securities Loaned — 0.5%
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.60% (d) (e)	55,006	55,000
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (d) (e)	8,960	8,960

Total Investment Of Cash Collateral From Securities Loaned (Cost $63,960)		63,960

Total Investments — 100.5% (Cost $10,102,955)		12,496,033
Liabilities in Excess of Other Assets — (0.5%)		(64,488)

NET ASSETS — 100.0%		12,431,545

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at December 31, 2018. The total value of securities on loan at December 31, 2018 is approximately $63,241,000.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Amount rounds to less than one thousand.
(d)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of December 31, 2018.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	37

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2018 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

S&P 500 E-Mini Index	357	03/2019	USD	44,679	655

					655

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

JPMorgan U.S. Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.9%

Aerospace & Defense — 2.0%

Boeing Co. (The)	74	23,933

General Dynamics Corp.	278	43,667

Northrop Grumman Corp.	80	19,641

United Technologies Corp.	252	26,823

		114,064

Airlines — 0.4%

Delta Air Lines, Inc.	389	19,412

United Continental Holdings, Inc. *	65	5,431

		24,843

Auto Components — 0.4%

Aptiv plc	104	6,411

BorgWarner, Inc.	119	4,117

Magna International, Inc. (Canada)	308	13,998

		24,526

Automobiles — 0.2%

Ford Motor Co.	1,338	10,239

Banks — 4.9%

Bank of America Corp.	3,571	87,992

Citigroup, Inc.	1,035	53,900

Citizens Financial Group, Inc.	218	6,480

Huntington Bancshares, Inc.	676	8,063

KeyCorp	1,909	28,217

Regions Financial Corp.	634	8,486

SunTrust Banks, Inc.	507	25,595

Wells Fargo & Co.	1,271	58,586

		277,319

Beverages — 2.8%

Coca-Cola Co. (The)	1,500	71,047

Constellation Brands, Inc., Class A	19	3,064

Molson Coors Brewing Co., Class B	414	23,230

PepsiCo, Inc.	575	63,542

		160,883

Biotechnology — 2.4%

AbbVie, Inc.	151	13,933

Alexion Pharmaceuticals, Inc. *	166	16,123

Amgen, Inc.	79	15,309

Biogen, Inc. *	80	24,037

Celgene Corp. *	266	17,056

Gilead Sciences, Inc.	414	25,869

Vertex Pharmaceuticals, Inc. *	149	24,664

		136,991

INVESTMENTS	SHARES (000)	VALUE ($000)

Building Products — 0.3%

Masco Corp.	617	18,051

Capital Markets — 3.4%

Bank of New York Mellon Corp. (The)	116	5,479

Charles Schwab Corp. (The)	562	23,321

CME Group, Inc.	98	18,398

Goldman Sachs Group, Inc. (The)	105	17,502

Intercontinental Exchange, Inc.	365	27,497

Morgan Stanley	1,236	49,024

State Street Corp.	111	7,013

T. Rowe Price Group, Inc.	271	25,059

TD Ameritrade Holding Corp.	414	20,263

		193,556

Chemicals — 2.0%

Celanese Corp.	162	14,547

DowDuPont, Inc.	1,196	63,951

Eastman Chemical Co.	363	26,539

Linde plc (United Kingdom)	65	10,205

		115,242

Commercial Services & Supplies — 0.1%

Cintas Corp.	17	2,805

Communications Equipment — 0.3%

Cisco Systems, Inc.	380	16,456

Motorola Solutions, Inc.	27	3,146

		19,602

Consumer Finance — 0.8%

American Express Co.	90	8,555

Capital One Financial Corp.	473	35,752

		44,307

Containers & Packaging — 0.4%

Avery Dennison Corp.	80	7,159

Packaging Corp. of America	35	2,921

Westrock Co.	371	14,027

		24,107

Diversified Consumer Services — 0.1%

H&R Block, Inc.	109	2,763

Diversified Financial Services — 1.7%

Berkshire Hathaway, Inc., Class B *	480	98,084

Diversified Telecommunication Services — 1.6%

AT&T, Inc.	632	18,050

Verizon Communications, Inc.	1,282	72,054

		90,104

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	39

JPMorgan U.S. Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Electric Utilities — 2.6%

Evergy, Inc.	78	4,405

Exelon Corp.	926	41,783

NextEra Energy, Inc.	341	59,283

PG&E Corp. *	78	1,841

Xcel Energy, Inc.	787	38,770

		146,082

Electrical Equipment — 0.7%

Eaton Corp. plc	541	37,134

Electronic Equipment, Instruments & Components — 0.1%

TE Connectivity Ltd.	91	6,849

Entertainment — 2.2%

Electronic Arts, Inc. *	287	22,627

Netflix, Inc. *	138	36,905

Walt Disney Co. (The)	601	65,928

		125,460

Equity Real Estate Investment Trusts (REITs) — 2.2%

AvalonBay Communities, Inc.	149	25,994

Digital Realty Trust, Inc.	42	4,423

Equinix, Inc.	24	8,299

Equity Residential	114	7,512

Federal Realty Investment Trust	101	11,980

Host Hotels & Resorts, Inc.	461	7,688

Prologis, Inc.	517	30,336

Ventas, Inc.	134	7,824

Vornado Realty Trust	324	20,089

		124,145

Food Products — 0.9%

Mondelez International, Inc., Class A	1,284	51,386

Health Care Equipment & Supplies — 3.4%

Becton Dickinson and Co.	78	17,609

Boston Scientific Corp. *	1,620	57,254

Danaher Corp.	159	16,419

Intuitive Surgical, Inc. *	22	10,431

Medtronic plc	597	54,328

Zimmer Biomet Holdings, Inc.	378	39,187

		195,228

Health Care Providers & Services — 3.5%

Anthem, Inc.	118	30,964

Cigna Corp.	275	52,220

CVS Health Corp.	379	24,811

UnitedHealth Group, Inc.	363	90,510

		198,505

INVESTMENTS	SHARES (000)	VALUE ($000)

Hotels, Restaurants & Leisure — 0.9%

Hilton Worldwide Holdings, Inc.	247	17,722

Royal Caribbean Cruises Ltd.	58	5,633

Yum! Brands, Inc.	305	28,072

		51,427

Household Durables — 0.2%

Lennar Corp., Class A	331	12,956

Household Products — 0.5%

Procter & Gamble Co. (The)	325	29,863

Industrial Conglomerates — 1.0%

Honeywell International, Inc.	445	58,743

Insurance — 2.4%

Allstate Corp. (The)	97	7,999

American International Group, Inc.	781	30,773

Everest Re Group Ltd.	36	7,870

Hartford Financial Services Group, Inc. (The)	484	21,496

Lincoln National Corp.	340	17,425

Marsh & McLennan Cos., Inc.	99	7,883

MetLife, Inc.	715	29,355

Principal Financial Group, Inc.	131	5,777

Prudential Financial, Inc.	126	10,315

		138,893

Interactive Media & Services — 4.3%

Alphabet, Inc., Class A *	97	101,633

Alphabet, Inc., Class C *	94	97,824

Facebook, Inc., Class A *	345	45,193

		244,650

Internet & Direct Marketing Retail — 3.8%

Amazon.com, Inc. *	121	181,948

Booking Holdings, Inc. *	7	12,350

Expedia Group, Inc.	189	21,300

		215,598

IT Services — 4.4%

Accenture plc, Class A	46	6,472

Alliance Data Systems Corp.	56	8,415

Automatic Data Processing, Inc.	420	55,071

Fidelity National Information Services, Inc.	342	35,041

First Data Corp., Class A *	262	4,425

Mastercard, Inc., Class A	89	16,843

PayPal Holdings, Inc. *	554	46,600

Visa, Inc., Class A	567	74,843

		247,710

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Life Sciences Tools & Services — 0.7%

Agilent Technologies, Inc.	87	5,864

Illumina, Inc. *	40	12,072

Thermo Fisher Scientific, Inc.	104	23,324

		41,260

Machinery — 2.7%

Caterpillar, Inc.	261	33,165

Cummins, Inc.	124	16,527

Deere & Co.	81	12,053

Ingersoll-Rand plc	236	21,490

PACCAR, Inc.	448	25,574

Snap-on, Inc.	125	18,122

Stanley Black & Decker, Inc.	200	23,951

		150,882

Media — 1.8%

Charter Communications, Inc., Class A *	135	38,414

Comcast Corp., Class A	1,522	51,837

Discovery, Inc., Class A *	430	10,644

DISH Network Corp., Class A *	159	3,973

		104,868

Metals & Mining — 0.2%

Freeport-McMoRan, Inc.	523	5,388

Newmont Mining Corp.	127	4,417

		9,805

Multiline Retail — 0.9%

Dollar General Corp.	307	33,212

Dollar Tree, Inc. *	121	10,921

Macy’s, Inc.	272	8,091

		52,224

Multi-Utilities — 0.8%

Ameren Corp.	117	7,641

Public Service Enterprise Group, Inc.	130	6,787

Sempra Energy	262	28,296

		42,724

Oil, Gas & Consumable Fuels — 5.3%

Chevron Corp.	709	77,169

Concho Resources, Inc. *	62	6,325

Diamondback Energy, Inc.	251	23,307

EOG Resources, Inc.	483	42,118

Exxon Mobil Corp.	363	24,745

Marathon Petroleum Corp.	671	39,609

Occidental Petroleum Corp.	543	33,312

ONEOK, Inc.	347	18,705

INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued

Parsley Energy, Inc., Class A *	158	2,530

Pioneer Natural Resources Co.	245	32,158

		299,978

Personal Products — 0.3%

Estee Lauder Cos., Inc. (The), Class A	145	18,905

Pharmaceuticals — 5.5%

Allergan plc	112	14,998

Bristol-Myers Squibb Co.	371	19,282

Eli Lilly & Co.	385	44,526

Johnson & Johnson	552	71,219

Merck & Co., Inc.	798	60,964

Mylan NV *	141	3,859

Nektar Therapeutics *	51	1,680

Pfizer, Inc.	2,069	90,291

Zoetis, Inc.	35	3,016

		309,835

Road & Rail — 2.0%

Norfolk Southern Corp.	333	49,740

Union Pacific Corp.	465	64,263

		114,003

Semiconductors & Semiconductor Equipment — 4.0%

Analog Devices, Inc.	715	61,391

Broadcom, Inc.	138	35,169

Intel Corp.	253	11,859

Microchip Technology, Inc.	56	4,006

Micron Technology, Inc. *	125	3,964

NVIDIA Corp.	286	38,188

Texas Instruments, Inc.	744	70,335

		224,912

Software — 7.3%

Adobe, Inc. *	152	34,359

Microsoft Corp.	2,569	260,944

Oracle Corp.	867	39,129

salesforce.com, Inc. *	456	62,467

Workday, Inc., Class A *	115	18,435

		415,334

Specialty Retail — 4.2%

Advance Auto Parts, Inc.	73	11,558

AutoZone, Inc.*	54	45,404

Best Buy Co., Inc.	351	18,576

Home Depot, Inc. (The)	399	68,625

Lowe’s Cos., Inc.	254	23,441

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	41

JPMorgan U.S. Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Specialty Retail — continued

O’Reilly Automotive, Inc. *	77	26,572

Ross Stores, Inc.	542	45,103

		239,279

Technology Hardware, Storage & Peripherals — 4.1%

Apple, Inc.	1,208	190,525

Hewlett Packard Enterprise Co.	1,616	21,351

HP, Inc.	901	18,437

		230,313

Textiles, Apparel & Luxury Goods — 0.3%

PVH Corp.	206	19,102

Tobacco — 1.3%

Altria Group, Inc.	434	21,453

Philip Morris International, Inc.	779	52,003

		73,456

Trading Companies & Distributors — 0.1%

HD Supply Holdings, Inc. *	157	5,887

United Rentals, Inc. *	17	1,733

		7,620

Wireless Telecommunication Services — 0.5%

T-Mobile US, Inc. *	402	25,555

Total Common Stocks (Cost $4,497,108)		5,622,170

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 1.1%

Investment Companies — 1.1%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (a) (b) (Cost $60,054)	60,054	60,054

Total Investments — 100.0% (Cost $4,557,162)		5,682,224
Liabilities in Excess of Other Assets — 0.0% (c)		(1,215)

NET ASSETS — 100.0%		5,681,009

Percentages indicated are based on net assets.

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2018.
(c)	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.

Futures contracts outstanding as of December 31, 2018 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

S&P 500 E-Mini Index	499	03/2019	USD	62,450	(1,481)

					(1,481)

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	43

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2018 (Unaudited)

(Amounts in thousands, except per share amounts)

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund		JPMorgan Growth and Income Fund	JPMorgan Hedged Equity Fund
ASSETS:
Investments in non-affiliates, at value	$101,417		$17,483,518		$559,167	$3,327,945
Investments in affiliates, at value	1,575		619,587		14,319	145,694
Investment of cash collateral received from securities loaned, at value (Note 2.D.)	258		—		—	—
Options purchased, at value	—		—		—	79,257
Cash	1		—		—	115
Deposits at broker for futures contracts	—		—		—	3,724
Receivables:
Investment securities sold	—		—		—	399,106
Fund shares sold	85		87,871		1,907	33,866
Dividends from non-affiliates	69		41,463		1,026	4,153
Dividends from affiliates	6		1,023		30	151
Securities lending income (Note 2.D.)	—	(a)	—		—	—
Variation margin on futures contracts	—		—		—	2,271
Due from Administrator	7		—		—	—
Other assets	25		—		—	55

Total Assets	103,443		18,233,462		576,449	3,996,337

LIABILITIES:
Payables:
Investment securities purchased	—		267,660		—	454,743
Collateral received on securities loaned (Note 2.D.)	258		—		—	—
Fund shares redeemed	58		59,990		343	109,391
Outstanding options written, at fair value	—		—		—	90,589
Accrued liabilities:
Investment advisory fees	36		6,017		169	679
Administration fees	—		1,243		23	220
Distribution fees	3		1,473		110	118
Service fees	26		2,485		99	653
Custodian and accounting fees	7		107		8	29
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	—	1
Transfer agency fees	2		188		83	17
Other	10		528		15	41

Total Liabilities	400		339,691		850	656,481

Net Assets	$103,043		$17,893,771		$575,599	$3,339,856

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

	JPMorgan Equity Focus Fund	JPMorgan Equity Income Fund	JPMorgan Growth and Income Fund		JPMorgan Hedged Equity Fund
NET ASSETS:
Paid-in-Capital	$70,451	$14,713,093	$433,402		$3,316,819
Total distributable earnings (loss) (a)	32,592	3,180,678	142,197		23,037

Total Net Assets	$103,043	$17,893,771	$575,599		$3,339,856

Net Assets:
Class A	$4,885	$2,782,171	$438,578		$237,105
Class C	2,620	1,254,082	22,614		114,693
Class I	95,521	6,911,610	80,431		2,738,488
Class R2	—	81,279	90		—
Class R3	—	103,172	20		—
Class R4	—	33,539	21		—
Class R5	—	1,098,903	51		104
Class R6	17	5,629,015	33,794		249,466

Total	$103,043	$17,893,771	$575,599		$3,339,856

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	191	178,618	10,059		12,573
Class C	106	82,140	579		6,118
Class I	3,697	436,073	1,746		144,870
Class R2	—	5,243	2		—
Class R3	—	6,629	—	(b)	—
Class R4	—	2,117	1		—
Class R5	—	69,286	1		6
Class R6	1	355,167	728		13,173

Net Asset Value (c):
Class A — Redemption price per share	$25.49	$15.58	$43.60		$18.86
Class C — Offering price per share (d)	24.59	15.27	39.06		18.75
Class I — Offering and redemption price per share	25.84	15.85	46.07		18.90
Class R2 — Offering and redemption price per share	—	15.50	43.75		—
Class R3 — Offering and redemption price per share	—	15.56	46.05		—
Class R4 — Offering and redemption price per share	—	15.84	46.07		—
Class R5 — Offering and redemption price per share	—	15.86	46.39		18.94
Class R6 — Offering and redemption price per share	25.70	15.85	46.40		18.94
Class A maximum sales charge	5.25%	5.25%	5.25%		5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$26.90	$16.44	$46.02		$19.91

Cost of investments in non-affiliates	$81,613	$14,340,757	$421,473		$3,376,984
Cost of investments in affiliates	1,575	619,587	14,319		145,694
Cost of options purchased	—	—	—		87,677
Investment securities on loan, at value	258	—	—		—
Cost of investment of cash collateral	258	—	—		—
Premiums received from options written	—	—	—		84,806

(a)

Total distributable earnings have been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8.

(b)	Amount rounds to less than one thousand.
(c)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(d)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	45

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Large Cap Growth Fund		JPMorgan Large Cap Value Fund		JPMorgan U.S. Equity Fund	JPMorgan U.S. Research Enhanced Equity Fund
ASSETS:
Investments in non-affiliates, at value	$12,456,542		$1,336,825		$12,334,818	$5,622,170
Investments in affiliates, at value	59,117		56,173		97,255	60,054
Investment of cash collateral received from securities loaned, at value (Note 2.D.)	327,574		16,408		63,960	—
Cash	1		6		116	13
Deposits at broker for futures contracts	—		—		2,356	2,970
Receivables:
Investment securities sold	81,980		241		44,353	6,121
Fund shares sold	50,933		9,806		20,513	3,496
Dividends from non-affiliates	740		3,030		11,964	8,023
Dividends from affiliates	152		80		199	103
Securities lending income (Note 2.D.)	74		3		11	—
Variation margin on futures contracts	—		—		303	378
Other assets	—		19		—	—

Total Assets	12,977,113		1,422,591		12,575,848	5,703,328

LIABILITIES:
Payables:
Investment securities purchased	32,026		3,327		34,832	6,172
Collateral received on securities loaned (Note 2.D.)	327,574		16,408		63,960	—
Fund shares redeemed	76,437		5,039		38,630	14,562
Accrued liabilities:
Investment advisory fees	4,445		423		4,011	960
Administration fees	236		60		655	216
Distribution fees	806		86		541	48
Service fees	1,419		117		862	69
Custodian and accounting fees	83		14		113	51
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	5	—
Transfer agency fees	170		30		135	35
Other	623		19		559	206

Total Liabilities	443,819		25,523		144,303	22,319

Net Assets	$12,533,294		$1,397,068		$12,431,545	$5,681,009

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

	JPMorgan Large Cap Growth Fund	JPMorgan Large Cap Value Fund	JPMorgan U.S. Equity Fund	JPMorgan U.S. Research Enhanced Equity Fund
NET ASSETS:
Paid-in-Capital	$7,901,182	$1,540,988	$10,053,917	$4,591,197
Total distributable earnings (loss) (a)	4,632,112	(143,920)	2,377,628	1,089,812

Total Net Assets	$12,533,294	$1,397,068	$12,431,545	$5,681,009

Net Assets:
Class A	$2,030,387	$172,613	$1,105,083	$205,826
Class C	447,111	56,755	263,338	—
Class I	3,765,015	297,290	1,346,955	209,914
Class L	—	—	1,452,696	395,612
Class R2	133,048	18,570	225,147	—
Class R3	16,757	17	82,746	—
Class R4	5,974	11,126	15,006	—
Class R5	690,027	25,675	802,299	—
Class R6	5,444,975	815,022	7,138,275	4,869,657

Total	$12,533,294	$1,397,068	$12,431,545	$5,681,009

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	62,164	13,985	82,356	8,817
Class C	17,686	4,807	20,326	—
Class I	113,816	24,526	100,086	8,904
Class L	—	—	107,762	16,807
Class R2	4,225	1,518	16,948	—
Class R3	510	1	6,189	—
Class R4	181	901	1,116	—
Class R5	20,405	2,096	59,493	—
Class R6	159,833	66,984	528,318	206,795

Net Asset Value (b):
Class A — Redemption price per share	$32.66	$12.34	$13.42	$23.34
Class C — Offering price per share (c)	25.28	11.81	12.96	—
Class I — Offering and redemption price per share	33.08	12.12	13.46	23.58
Class L — Offering and redemption price per share	—	—	13.48	23.54
Class R2 — Offering and redemption price per share	31.49	12.23	13.28	—
Class R3 — Offering and redemption price per share	32.84	12.12	13.37	—
Class R4 — Offering and redemption price per share	33.07	12.35	13.44	—
Class R5 — Offering and redemption price per share	33.82	12.25	13.49	—
Class R6 — Offering and redemption price per share	34.07	12.17	13.51	23.55
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$34.47	$13.02	$14.16	$24.63

Cost of investments in non-affiliates	$8,040,848	$1,426,907	$9,941,740	$4,497,108
Cost of investments in affiliates	59,117	56,173	97,255	60,054
Investment securities on loan, at value	321,421	16,076	63,241	—
Cost of investment of cash collateral	327,574	16,408	63,960	—

(a)

Total distributable earnings have been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	47

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

(Amounts in thousands)

	JPMorgan Equity Focus Fund	JPMorgan Equity Income Fund	JPMorgan Growth and Income Fund		JPMorgan Hedged Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$— (a)	$— (a)	$—	(a)	$21
Interest income from affiliates	— (a)	—	—		— (a)
Dividend income from non-affiliates	1,628	273,518	8,664		26,523
Dividend income from affiliates	72	5,923	205		702
Income from securities lending (net)	— (a)	—	—		—

Total investment income	1,700	279,441	8,869		27,246

EXPENSES:
Investment advisory fees	696	36,994	1,273		3,611
Administration fees	94	7,500	258		1,171
Distribution fees:
Class A	6	3,819	614		334
Class C	11	5,050	90		356
Class R2	—	210	—	(a)	—
Class R3	—	129	—	(a)	—
Service fees:
Class A	6	3,819	614		334
Class C	4	1,683	30		118
Class I	280	8,689	107		2,944
Class R2	—	105	—	(a)	—
Class R3	—	129	—	(a)	—
Class R4	—	34	—	(a)	—
Class R5	—	580	—	(a)	— (a)
Custodian and accounting fees	13	222	17		67
Professional fees	28	117	31		64
Trustees’ and Chief Compliance Officer’s fees	13	48	14		19
Printing and mailing costs	24	485	10		70
Registration and filing fees	25	213	69		170
Transfer agency fees (See Note 2.G.)	3	291	87		26
Other	7	153	6		18

Total expenses	1,210	70,270	3,220		9,302

Less fees waived	(217)	(709)	(390)		(223)
Less expense reimbursements	—	—	(1)		(4)

Net expenses	993	69,561	2,829		9,075

Net investment income (loss)	707	209,880	6,040		18,171

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	18,361	341,378	10,106		(6,773)
Options purchased	—	—	—		220,447
Futures contracts	—	—	—		(10,467)
Options written	—	—	—		(35,013)

Net realized gain (loss)	18,361	341,378	10,106		168,194

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(28,940)	(1,243,895)	(62,392)		(254,140)
Options purchased	—	—	—		(8,906)
Futures contracts	—	—	—		(257)
Options written	—	—	—		(6,819)

Change in net unrealized appreciation/depreciation	(28,940)	(1,243,895)	(62,392)		(270,122)

Net realized/unrealized gains (losses)	(10,579)	(902,517)	(52,286)		(101,928)

Change in net assets resulting from operations	$(9,872)	$(692,637)	$(46,246)		$(83,757)

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

	JPMorgan Large Cap Growth Fund	JPMorgan Large Cap Value Fund	JPMorgan U.S. Equity Fund	JPMorgan U.S. Research Enhanced Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$— (a)	$— (a)	$55
Interest income from affiliates	— (a)	— (a)	— (a)	— (a)
Dividend income from non-affiliates	48,029	17,715	123,573	61,776
Dividend income from affiliates	2,858	353	1,298	463
Income from securities lending (net)	141	11	26	—

Total investment income	51,028	18,079	124,897	62,294

EXPENSES:
Investment advisory fees	36,436	3,420	29,974	8,371
Administration fees	5,910	693	6,077	2,716
Distribution fees:
Class A	3,051	274	1,649	331
Class C	2,010	261	1,159	—
Class R2	382	50	659	—
Class R3 (b)	17	— (a)	94	—
Service fees:
Class A	3,051	274	1,649	331
Class C	670	87	386	—
Class I	5,514	477	1,961	319
Class L	—	—	860	230
Class R2	191	25	330	—
Class R3 (b)	17	— (a)	93	—
Class R4 (b)	8	1	17	—
Class R5	406	14	467	—
Custodian and accounting fees	176	27	218	92
Interest expense to affiliates	—	1	—	—
Professional fees	102	38	107	64
Trustees’ and Chief Compliance Officer’s fees	41	16	38	24
Printing and mailing costs	258	60	309	163
Registration and filing fees	48	66	165	55
Transfer agency fees (See Note 2.G.)	208	44	196	49
Other	123	16	163	50

Total expenses	58,619	5,844	46,571	12,795

Less fees waived	(11,546)	(665)	(4,278)	(3,626)
Less expense reimbursements	(19)	(5)	(41)	(24)

Net expenses	47,054	5,174	42,252	9,145

Net investment income (loss)	3,974	12,905	82,645	53,149

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	1,074,866	(35,787)	505,465	263,640
Futures contracts	—	—	(8,267)	(702)

Net realized gain (loss)	1,074,866	(35,787)	497,198	262,938

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(2,686,636)	(169,788)	(1,591,138)	(733,926)
Futures contracts	—	—	1,901	(50)

Change in net unrealized appreciation/depreciation	(2,686,636)	(169,788)	(1,589,237)	(733,976)

Net realized/unrealized gains (losses)	(1,611,770)	(205,575)	(1,092,039)	(471,038)

Change in net assets resulting from operations	$(1,607,796)	$(192,670)	$(1,009,394)	$(417,889)

(a)	Amount rounds to less than one thousand.
(b)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Large Cap Value Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	49

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$707	$1,117	$209,880	$290,322
Net realized gain (loss)	18,361	10,273	341,378	305,643
Change in net unrealized appreciation/depreciation	(28,940)	18,485	(1,243,895)	913,007

Change in net assets resulting from operations	(9,872)	29,875	(692,637)	1,508,972

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(681)	(186)	(113,978)	(76,031)
Class C	(399)	(170)	(48,747)	(28,299)
Class I	(14,230)	(10,710)	(277,332)	(150,432)
Class R2	—	—	(3,206)	(1,994)
Class R3	—	—	(4,123)	(1,758)
Class R4	—	—	(1,014)	(453)
Class R5	—	—	(45,868)	(29,159)
Class R6 (b)	(2)	—	(234,289)	(133,346)

Total distributions to shareholders	(15,312)	(11,066)	(728,557)	(421,472)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(125,143)	47,717	2,060,470	1,214,083

NET ASSETS:
Change in net assets	(150,327)	66,526	639,276	2,301,583
Beginning of period	253,370	186,844	17,254,495	14,952,912

End of period	$103,043	$253,370	$17,893,771	$17,254,495

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

	JPMorgan Equity Focus Fund	JPMorgan Equity Income Fund
Class A
From net investment income	$(1)	$(46,891)
From net realized gains	(185)	(29,140)
Class C
From net investment income	—	(15,879)
From net realized gains	(170)	(12,420)
Class I
From net investment income	(511)	(99,810)
From net realized gains	(10,199)	(50,622)
Class R2
From net investment income	—	(1,158)
From net realized gains	—	(836)
Class R3
From net investment income	—	(1,008)
From net realized gains	—	(750)
Class R4
From net investment income	—	(300)
From net realized gains	—	(153)
Class R5
From net investment income	—	(19,165)
From net realized gains	—	(9,994)
Class R6 (b)
From net investment income	—	(91,009)
From net realized gains	—	(42,337)

(b)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Equity Focus Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

	JPMorgan Growth and Income Fund		JPMorgan Hedged Equity Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$6,040	$7,601	$18,171	$17,706
Net realized gain (loss)	10,106	36,587	168,194	(52,720)
Change in net unrealized appreciation/depreciation	(62,392)	20,167	(270,122)	131,026

Change in net assets resulting from operations	(46,246)	64,355	(83,757)	96,012

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(25,415)	(25,010)	(1,375)	(1,774)
Class C	(1,337)	(1,315)	(406)	(200)
Class I	(4,357)	(4,029)	(16,045)	(14,219)
Class R2	(5)	(1)	—	—
Class R3 (b)	(1)	(1)	—	—
Class R4 (b)	(1)	(1)	—	—
Class R5	(2)	(3)	(1)	(1)
Class R6	(1,938)	(501)	(1,316)	(485)

Total distributions to shareholders	(33,056)	(30,861)	(19,143)	(16,679)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	44,138	37,564	1,014,364	1,585,763

NET ASSETS:
Change in net assets	(35,164)	71,058	911,464	1,665,096
Beginning of period	610,763	539,705	2,428,392	763,296

End of period	$575,599	$610,763	$3,339,856	$2,428,392

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

	JPMorgan Growth and Income Fund	JPMorgan Hedged Equity Fund
Class A
From net investment income	$(5,773)	$(1,774)
From net realized gains	(19,237)	—
Class C
From net investment income	(226)	(200)
From net realized gains	(1,089)	—
Class I
From net investment income	(1,045)	(14,219)
From net realized gains	(2,984)	—
Class R2
From net investment income	— (a)	—
From net realized gains	(1)	—
Class R3 (b)
From net investment income	— (a)	—
From net realized gains	(1)	—
Class R4 (b)
From net investment income	— (a)	—
From net realized gains	(1)	—
Class R5
From net investment income	(1)	(1)
From net realized gains	(2)	—
Class R6
From net investment income	(304)	(485)
From net realized gains	(197)	—

(a)	Amount rounds to less than one thousand.
(b)	Commencement of offering of class of shares effective July 31, 2017 for JPMorgan Growth and Income Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	51

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Large Cap Growth Fund		JPMorgan Large Cap Value Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,974	$716	$12,905	$17,087
Net realized gain (loss)	1,074,866	1,428,027	(35,787)	104,778
Change in net unrealized appreciation/depreciation	(2,686,636)	1,838,302	(169,788)	(52,694)

Change in net assets resulting from operations	(1,607,796)	3,267,045	(192,670)	69,171

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(290,662)	(341,736)	(13,539)	(20,288)
Class C	(80,926)	(78,411)	(4,530)	(4,929)
Class I	(537,464)	(495,445)	(24,234)	(26,336)
Class R2	(19,576)	(20,556)	(1,392)	(937)
Class R3 (b)	(2,356)	(239)	(1)	—
Class R4 (b)	(823)	(1,429)	(1)	—
Class R5	(94,352)	(107,511)	(2,036)	(2,015)
Class R6	(744,597)	(610,039)	(63,381)	(68,722)

Total distributions to shareholders	(1,770,756)	(1,655,366)	(109,114)	(123,227)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,561,259	462,204	46,500	654,144

NET ASSETS:
Change in net assets	(1,817,293)	2,073,883	(255,284)	600,088
Beginning of period	14,350,587	12,276,704	1,652,352	1,052,264

End of period	$12,533,294	$14,350,587	$1,397,068	$1,652,352

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

	JPMorgan Large Cap Growth Fund	JPMorgan Large Cap Value Fund
Class A
From net investment income	$—	$(1,957)
From net realized gains	(341,736)	(18,331)
Class C
From net investment income	—	(250)
From net realized gains	(78,411)	(4,679)
Class I
From net investment income	—	(3,416)
From net realized gains	(495,445)	(22,920)
Class R2
From net investment income	—	(82)
From net realized gains	(20,556)	(855)
Class R3 (b)
From net realized gains	(239)	—
Class R4 (b)
From net realized gains	(1,429)	—
Class R5
From net investment income	—	(276)
From net realized gains	(107,511)	(1,739)
Class R6
From net investment income	—	(10,517)
From net realized gains	(610,039)	(58,205)

(b)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Large Cap Value Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

	JPMorgan U.S. Equity Fund		JPMorgan U.S. Research Enhanced Equity Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$82,645	$158,433	$53,149	$107,440
Net realized gain (loss)	497,198	1,679,988	262,938	652,092
Change in net unrealized appreciation/depreciation	(1,589,237)	109,913	(733,976)	214,392

Change in net assets resulting from operations	(1,009,394)	1,948,334	(417,889)	973,924

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(140,746)	(113,310)	(26,718)	(3,827)
Class C	(34,378)	(23,352)	—	—
Class I	(172,108)	(122,404)	(25,681)	(3,737)
Class L	(190,194)	(146,714)	(48,182)	(9,307)
Class R2	(27,923)	(21,453)	—	—
Class R3	(9,826)	(4,039)	—	—
Class R4	(1,849)	(504)	—	—
Class R5	(100,828)	(78,990)	—	—
Class R6	(893,543)	(778,839)	(595,238)	(86,761)

Total distributions to shareholders	(1,571,395)	(1,289,605)	(695,819)	(103,632)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(45,763)	102,375	57,627	(1,539,735)

NET ASSETS:
Change in net assets	(2,626,552)	761,104	(1,056,081)	(669,443)
Beginning of period	15,058,097	14,296,993	6,737,090	7,406,533

End of period	$12,431,545	$15,058,097	$5,681,009	$6,737,090

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

	JPMorgan U.S. Equity Fund	JPMorgan U.S. Research Enhanced Equity Fund
Class A
From net investment income	$(9,388)	$(3,827)
From net realized gains	(103,922)	—
Class C
From net investment income	(716)	—
From net realized gains	(22,636)	—
Class I
From net investment income	(13,503)	(3,737)
From net realized gains	(108,901)	—
Class L
From net investment income	(17,778)	(9,307)
From net realized gains	(128,936)	—
Class R2
From net investment income	(1,146)	—
From net realized gains	(20,307)	—
Class R3
From net investment income	(344)	—
From net realized gains	(3,695)	—
Class R4
From net investment income	(64)	—
From net realized gains	(440)	—
Class R5
From net investment income	(10,060)	—
From net realized gains	(68,930)	—
Class R6
From net investment income	(104,163)	(86,761)
From net realized gains	(674,676)	—

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,946	$1,177	$341,130	$525,531
Distributions reinvested	681	186	108,763	71,651
Cost of shares redeemed	(724)	(971)	(475,606)	(975,605)

Change in net assets resulting from Class A capital transactions	$1,903	$392	$(25,713)	$(378,423)

Class C
Proceeds from shares issued	$307	$529	$136,461	$158,580
Distributions reinvested	399	170	43,156	25,015
Cost of shares redeemed	(462)	(1,305)	(130,015)	(358,771)

Change in net assets resulting from Class C capital transactions	$244	$(606)	$49,602	$(175,176)

Class I
Proceeds from shares issued	$20,232	$81,292	$1,677,432	$1,983,704
Distributions reinvested	14,130	10,677	247,425	131,986
Cost of shares redeemed	(161,674)	(44,038)	(777,223)	(2,734,993)

Change in net assets resulting from Class I capital transactions	$(127,312)	$47,931	$1,147,634	$(619,303)

Class R2
Proceeds from shares issued	$—	$—	$16,904	$18,053
Distributions reinvested	—	—	2,884	1,710
Cost of shares redeemed	—	—	(12,386)	(33,335)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$7,402	$(13,572)

Class R3
Proceeds from shares issued	$—	$—	$30,159	$82,515
Distributions reinvested	—	—	3,739	1,736
Cost of shares redeemed	—	—	(13,351)	(19,935)

Change in net assets resulting from Class R3 capital transactions	$—	$—	$20,547	$64,316

Class R4
Proceeds from shares issued	$—	$—	$25,416	$29,460
Distributions reinvested	—	—	1,014	452
Cost of shares redeemed	—	—	(14,557)	(8,782)

Change in net assets resulting from Class R4 capital transactions	$—	$—	$11,873	$21,130

Class R5
Proceeds from shares issued	$—	$—	$186,482	$468,882
Distributions reinvested	—	—	42,826	26,960
Cost of shares redeemed	—	—	(141,158)	(382,098)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$88,150	$113,744

Class R6 (a)
Proceeds from shares issued	$20	$—	$1,076,227	$2,906,484
Distributions reinvested	2	—	220,528	124,146
Cost of shares redeemed	— (b)	—	(535,780)	(829,263)

Change in net assets resulting from Class R6 capital transactions	$22	$—	$760,975	$2,201,367

Total change in net assets resulting from capital transactions	$(125,143)	$47,717	$2,060,470	$1,214,083

(a)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Equity Focus Fund.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
SHARE TRANSACTIONS:
Class A
Issued	63	38	20,108	31,499
Reinvested	25	6	6,585	4,281
Redeemed	(25)	(32)	(27,833)	(58,701)

Change in Class A Shares	63	12	(1,140)	(22,921)

Class C
Issued	10	17	8,234	9,654
Reinvested	15	6	2,672	1,521
Redeemed	(17)	(43)	(7,776)	(22,050)

Change in Class C Shares	8	(20)	3,130	(10,875)

Class I
Issued	615	2,578	97,021	116,951
Reinvested	511	345	14,729	7,758
Redeemed	(5,093)	(1,399)	(45,320)	(165,937)

Change in Class I Shares	(3,967)	1,524	66,430	(41,228)

Class R2
Issued	—	—	992	1,087
Reinvested	—	—	176	103
Redeemed	—	—	(724)	(1,990)

Change in Class R2 Shares	—	—	444	(800)

Class R3
Issued	—	—	1,754	4,897
Reinvested	—	—	227	103
Redeemed	—	—	(783)	(1,179)

Change in Class R3 Shares	—	—	1,198	3,821

Class R4
Issued	—	—	1,503	1,791
Reinvested	—	—	60	27
Redeemed	—	—	(818)	(530)

Change in Class R4 Shares	—	—	745	1,288

Class R5
Issued	—	—	10,663	27,638
Reinvested	—	—	2,543	1,584
Redeemed	—	—	(8,058)	(22,367)

Change in Class R5 Shares	—	—	5,148	6,855

Class R6 (a)
Issued	1	—	62,056	174,849
Reinvested	— (b)	—	13,112	7,288
Redeemed	— (b)	—	(30,796)	(48,541)

Change in Class R6 Shares	1	—	44,372	133,596

(a)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Equity Focus Fund.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Growth and Income Fund		JPMorgan Hedged Equity Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$32,484	$63,584	$86,171	$245,722
Distributions reinvested	24,706	24,233	1,364	1,770
Cost of shares redeemed	(34,293)	(85,887)	(120,916)	(115,928)

Change in net assets resulting from Class A capital transactions	$22,897	$1,930	$(33,381)	$131,564

Class C
Proceeds from shares issued	$5,286	$3,673	$46,669	$56,798
Distributions reinvested	1,155	1,171	405	200
Cost of shares redeemed	(3,724)	(11,728)	(10,024)	(7,913)

Change in net assets resulting from Class C capital transactions	$2,717	$(6,884)	$37,050	$49,085

Class I
Proceeds from shares issued	$21,433	$34,111	$1,469,316	$1,593,492
Distributions reinvested	3,946	3,841	15,017	13,345
Cost of shares redeemed	(11,720)	(28,585)	(607,930)	(320,018)

Change in net assets resulting from Class I capital transactions	$13,659	$9,367	$876,403	$1,286,819

Class R2
Proceeds from shares issued	$59	$15	$—	$—
Distributions reinvested	5	1	—	—
Cost of shares redeemed	— (a)	—	—	—

Change in net assets resulting from Class R2 capital transactions	$64	$16	$—	$—

Class R3 (b)
Proceeds from shares issued	$—	$20	$—	$—
Distributions reinvested	1	1	—	—

Change in net assets resulting from Class R3 capital transactions	$1	$21	$—	$—

Class R4 (b)
Proceeds from shares issued	$—	$20	$—	$—
Distributions reinvested	1	1	—	—

Change in net assets resulting from Class R4 capital transactions	$1	$21	$—	$—

Class R5
Proceeds from shares issued	$15	$6	$38	$152
Distributions reinvested	2	3	1	1
Cost of shares redeemed	(1)	(6)	(54)	(72)

Change in net assets resulting from Class R5 capital transactions	$16	$3	$(15)	$81

Class R6
Proceeds from shares issued	$7,465	$34,075	$152,532	$128,229
Distributions reinvested	1,851	501	257	199
Cost of shares redeemed	(4,533)	(1,486)	(18,482)	(10,214)

Change in net assets resulting from Class R6 capital transactions	$4,783	$33,090	$134,307	$118,214

Total change in net assets resulting from capital transactions	$44,138	$37,564	$1,014,364	$1,585,763

(a)	Amount rounds to less than one thousand.
(b)	Commencement of offering of class of shares effective July 31, 2017 for JPMorgan Growth and Income Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

	JPMorgan Growth and Income Fund				JPMorgan Hedged Equity Fund
	Six Months Ended December 31, 2018 (Unaudited)		Year Ended June 30, 2018		Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
SHARE TRANSACTIONS:
Class A
Issued	652		1,271		4,423	12,948
Reinvested	535		485		71	93
Redeemed	(695)		(1,688)		(6,227)	(6,071)

Change in Class A Shares	492		68		(1,733)	6,970

Class C
Issued	121		81		2,425	2,990
Reinvested	28		26		21	11
Redeemed	(83)		(259)		(520)	(415)

Change in Class C Shares	66		(152)		1,926	2,586

Class I
Issued	414		649		75,536	83,305
Reinvested	81		73		775	699
Redeemed	(232)		(543)		(31,480)	(16,636)

Change in Class I Shares	263		179		44,831	67,368

Class R2
Issued	1		—	(a)	—	—
Reinvested	—	(a)	—	(a)	—	—
Redeemed	—	(a)	—		—	—

Change in Class R2 Shares	1		—	(a)	—	—

Class R3 (b)
Issued	—		—	(a)	—	—
Reinvested	—	(a)	—	(a)	—	—

Change in Class R3 Shares	—	(a)	—	(a)	—	—

Class R4 (b)
Issued	—		—	(a)	—	—
Reinvested	1		—	(a)	—	—

Change in Class R4 Shares	1		—	(a)	—	—

Class R5
Issued	—	(a)	—	(a)	3	8
Reinvested	—	(a)	—	(a)	— (a)	— (a)
Redeemed	—	(a)	—	(a)	(3)	(4)

Change in Class R5 Shares	—	(a)	—	(a)	— (a)	4

Class R6
Issued	137		615		7,849	6,591
Reinvested	38		10		13	10
Redeemed	(87)		(28)		(943)	(527)

Change in Class R6 Shares	88		597		6,919	6,074

(a)	Amount rounds to less than one thousand.
(b)	Commencement of offering of class of shares effective July 31, 2017 for JPMorgan Growth and Income Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Large Cap Growth Fund		JPMorgan Large Cap Value Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$288,455	$495,076	$26,356	$130,775
Net assets acquired in Fund reorganization (See Note 9)	—	63,247	—	—
Distributions reinvested	268,247	311,846	13,140	19,806
Cost of shares redeemed	(454,326)	(1,174,028)	(66,155)	(123,251)

Change in net assets resulting from Class A capital transactions	$102,376	$(303,859)	$(26,659)	$27,330

Class C
Proceeds from shares issued	$65,610	$80,665	$8,130	$38,428
Net assets acquired in Fund reorganization (See Note 9)	—	13,553	—	—
Distributions reinvested	64,190	59,885	4,424	4,755
Cost of shares redeemed	(75,539)	(152,863)	(12,446)	(19,452)

Change in net assets resulting from Class C capital transactions	$54,261	$1,240	$108	$23,731

Class I
Proceeds from shares issued	$704,283	$1,263,343	$111,991	$345,159
Net assets acquired in Fund reorganization (See Note 9)	—	66,379	—	—
Distributions reinvested	499,924	437,623	24,115	25,985
Cost of shares redeemed	(830,290)	(2,608,344)	(150,157)	(138,314)

Change in net assets resulting from Class I capital transactions	$373,917	$(840,999)	$(14,051)	$232,830

Class R2
Proceeds from shares issued	$39,070	$46,028	$5,889	$13,920
Distributions reinvested	15,016	14,353	1,235	689
Cost of shares redeemed	(42,297)	(68,572)	(1,592)	(3,779)

Change in net assets resulting from Class R2 capital transactions	$11,789	$(8,191)	$5,532	$10,830

Class R3 (a)
Proceeds from shares issued	$14,853	$5,967	$20	$—
Distributions reinvested	1,370	198	1	—
Cost of shares redeemed	(1,184)	(985)	—	—

Change in net assets resulting from Class R3 capital transactions	$15,039	$5,180	$21	$—

Class R4 (a)
Proceeds from shares issued	$1,368	$16,616	$11,171	$—
Distributions reinvested	823	1,429	1	—
Cost of shares redeemed	(532)	(13,174)	(196)	—

Change in net assets resulting from Class R4 capital transactions	$1,659	$4,871	$10,976	$—

Class R5
Proceeds from shares issued	$114,373	$167,961	$13,467	$21,564
Net assets acquired in Fund reorganization (See Note 9)	—	201,731	—	—
Distributions reinvested	89,822	99,180	2,021	1,993
Cost of shares redeemed	(123,751)	(578,359)	(7,395)	(9,689)

Change in net assets resulting from Class R5 capital transactions	$80,444	$(109,487)	$8,093	$13,868

Class R6
Proceeds from shares issued	$885,472	$2,125,161	$269,036	$374,045
Distributions reinvested	723,675	540,060	63,224	68,661
Cost of shares redeemed	(687,373)	(951,772)	(269,780)	(97,151)

Change in net assets resulting from Class R6 capital transactions	$921,774	$1,713,449	$62,480	$345,555

Total change in net assets resulting from capital transactions	$1,561,259	$462,204	$46,500	$654,144

(a)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Large Cap Value Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

	JPMorgan Large Cap Growth Fund		JPMorgan Large Cap Value Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
SHARE TRANSACTIONS:
Class A
Issued	7,054	12,491	1,773	8,302
Shares issued in connection with Fund reorganization (See Note 9)	—	1,736	—	—
Reinvested	7,726	8,728	1,000	1,278
Redeemed	(11,094)	(28,909)	(4,441)	(7,816)

Change in Class A Shares	3,686	(5,954)	(1,668)	1,764

Class C
Issued	2,119	2,540	581	2,535
Shares issued in connection with Fund reorganization (See Note 9)	—	460	—	—
Reinvested	2,388	2,073	353	319
Redeemed	(2,441)	(4,716)	(912)	(1,285)

Change in Class C Shares	2,066	357	22	1,569

Class I
Issued	17,104	30,824	7,627	22,191
Shares issued in connection with Fund reorganization (See Note 9)	—	1,807	—	—
Reinvested	14,219	12,149	1,864	1,706
Redeemed	(20,496)	(65,821)	(10,423)	(9,034)

Change in Class I Shares	10,827	(21,041)	(932)	14,863

Class R2
Issued	1,008	1,202	393	896
Reinvested	449	413	95	45
Redeemed	(1,040)	(1,769)	(107)	(244)

Change in Class R2 Shares	417	(154)	381	697

Class R3 (a)
Issued	341	154	1	—
Reinvested	39	6	— (b)	—
Redeemed	(31)	(25)	—	—

Change in Class R3 Shares	349	135	1	—

Class R4 (a)
Issued	32	414	917	—
Reinvested	23	40	— (b)	—
Redeemed	(12)	(327)	(16)	—

Change in Class R4 Shares	43	127	901	—

Class R5
Issued	2,653	4,139	890	1,379
Shares issued in connection with Fund reorganization (See Note 9)	—	5,397	—	—
Reinvested	2,499	2,706	155	130
Redeemed	(2,816)	(14,647)	(495)	(628)

Change in Class R5 Shares	2,336	(2,405)	550	881

Class R6
Issued	20,453	52,207	17,929	24,088
Reinvested	19,983	14,648	4,861	4,491
Redeemed	(16,275)	(23,114)	(18,118)	(6,224)

Change in Class R6 Shares	24,161	43,741	4,672	22,355

(a)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Large Cap Value Fund.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan U.S. Equity Fund		JPMorgan U.S. Research Enhanced Equity Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$104,053	$214,993	$18,358	$52,738
Distributions reinvested	128,130	101,906	26,601	3,815
Cost of shares redeemed	(234,490)	(408,599)	(75,062)	(247,174)

Change in net assets resulting from Class A capital transactions	$(2,307)	$(91,700)	$(30,103)	$(190,621)

Class C
Proceeds from shares issued	$30,510	$53,665	$—	$—
Distributions reinvested	32,699	22,181	—	—
Cost of shares redeemed	(43,646)	(105,361)	—	—

Change in net assets resulting from Class C capital transactions	$19,563	$(29,515)	$—	$—

Class I
Proceeds from shares issued	$242,370	$475,037	$33,769	$41,680
Distributions reinvested	167,071	118,776	25,042	3,308
Cost of shares redeemed	(297,809)	(415,816)	(77,137)	(93,153)

Change in net assets resulting from Class I capital transactions	$111,632	$177,997	$(18,326)	$(48,165)

Class L
Proceeds from shares issued	$198,290	$312,658	$32,634	$88,724
Distributions reinvested	161,283	127,665	30,407	7,140
Cost of shares redeemed	(271,550)	(2,240,979)	(67,633)	(544,996)

Change in net assets resulting from Class L capital transactions	$88,023	$(1,800,656)	$(4,592)	$(449,132)

Class R2
Proceeds from shares issued	$18,238	$41,736	$—	$—
Distributions reinvested	26,288	19,822	—	—
Cost of shares redeemed	(38,487)	(67,632)	—	—

Change in net assets resulting from Class R2 capital transactions	$6,039	$(6,074)	$—	$—

Class R3
Proceeds from shares issued	$34,191	$41,120	$—	$—
Distributions reinvested	8,775	4,029	—	—
Cost of shares redeemed	(3,702)	(10,051)	—	—

Change in net assets resulting from Class R3 capital transactions	$39,264	$35,098	$—	$—

Class R4
Proceeds from shares issued	$9,477	$10,245	$—	$—
Distributions reinvested	1,849	504	—	—
Cost of shares redeemed	(3,631)	(1,318)	—	—

Change in net assets resulting from Class R4 capital transactions	$7,695	$9,431	$—	$—

Class R5
Proceeds from shares issued	$42,736	$119,546	$—	$—
Distributions reinvested	90,844	70,680	—	—
Cost of shares redeemed	(104,446)	(181,128)	—	—

Change in net assets resulting from Class R5 capital transactions	$29,134	$9,098	$—	$—

Class R6
Proceeds from shares issued	$469,693	$2,759,027	$144,304	$834,134
Distributions reinvested	891,913	777,436	595,128	86,745
Cost of shares redeemed	(1,706,412)	(1,737,767)	(628,784)	(1,772,696)

Change in net assets resulting from Class R6 capital transactions	$(344,806)	$1,798,696	$110,648	$(851,817)

Total change in net assets resulting from capital transactions	$(45,763)	$102,375	$57,627	$(1,539,735)

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

	JPMorgan U.S. Equity Fund		JPMorgan U.S. Research Enhanced Equity Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
SHARE TRANSACTIONS:
Class A
Issued	6,451	13,038	640	1,931
Reinvested	8,951	6,310	1,071	139
Redeemed	(14,421)	(24,809)	(2,720)	(8,885)

Change in Class A Shares	981	(5,461)	(1,009)	(6,815)

Class C
Issued	1,950	3,347	—	—
Reinvested	2,372	1,416	—	—
Redeemed	(2,901)	(6,567)	—	—

Change in Class C Shares	1,421	(1,804)	—	—

Class I
Issued	15,137	28,752	1,142	1,498
Reinvested	11,627	7,333	998	119
Redeemed	(18,814)	(25,267)	(2,635)	(3,348)

Change in Class I Shares	7,950	10,818	(495)	(1,731)

Class L
Issued	12,103	18,949	1,223	3,285
Reinvested	11,205	7,871	1,214	259
Redeemed	(17,150)	(139,241)	(2,320)	(19,517)

Change in Class L Shares	6,158	(112,421)	117	(15,973)

Class R2
Issued	1,154	2,553	—	—
Reinvested	1,858	1,239	—	—
Redeemed	(2,323)	(4,154)	—	—

Change in Class R2 Shares	689	(362)	—	—

Class R3
Issued	2,061	2,508	—	—
Reinvested	616	250	—	—
Redeemed	(226)	(610)	—	—

Change in Class R3 Shares	2,451	2,148	—	—

Class R4
Issued	569	621	—	—
Reinvested	129	31	—	—
Redeemed	(220)	(79)	—	—

Change in Class R4 Shares	478	573	—	—

Class R5
Issued	2,681	7,233	—	—
Reinvested	6,305	4,355	—	—
Redeemed	(6,250)	(10,982)	—	—

Change in Class R5 Shares	2,736	606	—	—

Class R6
Issued	29,210	170,342	5,051	29,946
Reinvested	61,720	47,843	23,732	3,129
Redeemed	(102,148)	(103,956)	(21,914)	(62,298)

Change in Class R6 Shares	(11,218)	114,229	6,869	(29,223)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Equity Focus Fund
Class A
Six Months Ended December 31, 2018 (Unaudited)	$31.83	$0.08	$(2.29)	$(2.21)	$(0.41)	$(3.72)	$(4.13)
Year Ended June 30, 2018	29.09	0.08	4.23	4.31	(0.01)	(1.56)	(1.57)
Year Ended June 30, 2017	23.73	(0.01)	5.70	5.69	(0.01)	(0.32)	(0.33)
Year Ended June 30, 2016	24.78	(0.01)	(0.38)	(0.39)	— (f)	(0.66)	(0.66)
Year Ended June 30, 2015	23.56	(0.02)	1.42	1.40	(0.02)	(0.16)	(0.18)
Year Ended June 30, 2014	19.18	(0.02)	4.86	4.84	—	(0.46)	(0.46)

Class C
Six Months Ended December 31, 2018 (Unaudited)	30.75	(0.01)	(2.19)	(2.20)	(0.24)	(3.72)	(3.96)
Year Ended June 30, 2018	28.28	(0.08)	4.11	4.03	—	(1.56)	(1.56)
Year Ended June 30, 2017	23.18	(0.14)	5.56	5.42	—	(0.32)	(0.32)
Year Ended June 30, 2016	24.34	(0.13)	(0.37)	(0.50)	—	(0.66)	(0.66)
Year Ended June 30, 2015	23.24	(0.13)	1.39	1.26	—	(0.16)	(0.16)
Year Ended June 30, 2014	19.01	(0.15)	4.84	4.69	—	(0.46)	(0.46)

Class I
Six Months Ended December 31, 2018 (Unaudited)	32.13	0.10	(2.30)	(2.20)	(0.37)	(3.72)	(4.09)
Year Ended June 30, 2018	29.34	0.16	4.27	4.43	(0.08)	(1.56)	(1.64)
Year Ended June 30, 2017	23.92	0.06	5.75	5.81	(0.07)	(0.32)	(0.39)
Year Ended June 30, 2016	24.95	0.06	(0.39)	(0.33)	(0.04)	(0.66)	(0.70)
Year Ended June 30, 2015	23.67	0.04	1.44	1.48	(0.04)	(0.16)	(0.20)
Year Ended June 30, 2014	19.22	0.04	4.87	4.91	— (f)	(0.46)	(0.46)

Class R6
October 1, 2018 (g) through December 31, 2018 (Unaudited)	34.55	0.08	(4.68)	(4.60)	(0.53)	(3.72)	(4.25)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$25.49	(7.66)%	$4,885	1.09%	0.48%	1.35%	18%
31.83	15.02	4,077	1.11	0.26	1.31	34
29.09	24.09	3,362	1.17	(0.02)	1.37	84
23.73	(1.60)	1,937	1.24	(0.03)	1.55	45
24.78	5.98	1,452	1.24	(0.07)	1.42	52
23.56	25.43	423	1.24	(0.10)	2.11	76

24.59	(7.89)	2,620	1.59	(0.04)	1.81	18
30.75	14.45	3,017	1.61	(0.26)	1.80	34
28.28	23.49	3,331	1.66	(0.51)	1.86	84
23.18	(2.10)	1,268	1.74	(0.54)	1.96	45
24.34	5.44	873	1.74	(0.54)	1.93	52
23.24	24.86	133	1.74	(0.67)	2.82	76

25.84	(7.53)	95,521	0.84	0.62	1.03	18
32.13	15.31	246,276	0.86	0.52	1.03	34
29.34	24.43	180,151	0.92	0.23	1.10	84
23.92	(1.37)	136,284	0.99	0.24	1.11	45
24.95	6.26	81,179	0.99	0.15	1.12	52
23.67	25.75	72,064	0.99	0.19	1.51	76

25.70	(13.97)	17	0.59	1.05	0.85	18

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Equity Income Fund
Class A
Six Months Ended December 31, 2018 (Unaudited)	$16.82	$0.18	(e)	$(0.77)	$(0.59)	$(0.19)	$(0.46)	$(0.65)
Year Ended June 30, 2018	15.67	0.26	(e)	1.29	1.55	(0.25)	(0.15)	(0.40)
Year Ended June 30, 2017	14.01	0.24	(e)	1.75	1.99	(0.24)	(0.09)	(0.33)
Year Ended June 30, 2016	13.77	0.25	(e)	0.35	0.60	(0.25)	(0.11)	(0.36)
Year Ended June 30, 2015	13.66	0.25		0.39	0.64	(0.25)	(0.28)	(0.53)
Year Ended June 30, 2014	11.62	0.21	(e)	2.26	2.47	(0.21)	(0.22)	(0.43)

Class C
Six Months Ended December 31, 2018 (Unaudited)	16.50	0.13	(e)	(0.75)	(0.62)	(0.15)	(0.46)	(0.61)
Year Ended June 30, 2018	15.41	0.17	(e)	1.26	1.43	(0.19)	(0.15)	(0.34)
Year Ended June 30, 2017	13.80	0.16	(e)	1.72	1.88	(0.18)	(0.09)	(0.27)
Year Ended June 30, 2016	13.58	0.18	(e)	0.35	0.53	(0.20)	(0.11)	(0.31)
Year Ended June 30, 2015	13.49	0.18		0.38	0.56	(0.19)	(0.28)	(0.47)
Year Ended June 30, 2014	11.49	0.15	(e)	2.23	2.38	(0.16)	(0.22)	(0.38)

Class I
Six Months Ended December 31, 2018 (Unaudited)	17.10	0.20	(e)	(0.78)	(0.58)	(0.21)	(0.46)	(0.67)
Year Ended June 30, 2018	15.92	0.31	(e)	1.31	1.62	(0.29)	(0.15)	(0.44)
Year Ended June 30, 2017	14.23	0.28	(e)	1.77	2.05	(0.27)	(0.09)	(0.36)
Year Ended June 30, 2016	13.97	0.28	(e)	0.37	0.65	(0.28)	(0.11)	(0.39)
Year Ended June 30, 2015	13.85	0.29		0.40	0.69	(0.29)	(0.28)	(0.57)
Year Ended June 30, 2014	11.77	0.25	(e)	2.29	2.54	(0.24)	(0.22)	(0.46)

Class R2
Six Months Ended December 31, 2018 (Unaudited)	16.74	0.16	(e)	(0.77)	(0.61)	(0.17)	(0.46)	(0.63)
Year Ended June 30, 2018	15.62	0.21	(e)	1.28	1.49	(0.22)	(0.15)	(0.37)
Year Ended June 30, 2017	13.97	0.20	(e)	1.75	1.95	(0.21)	(0.09)	(0.30)
Year Ended June 30, 2016	13.74	0.21	(e)	0.35	0.56	(0.22)	(0.11)	(0.33)
Year Ended June 30, 2015	13.64	0.22		0.39	0.61	(0.23)	(0.28)	(0.51)
Year Ended June 30, 2014	11.61	0.18	(e)	2.25	2.43	(0.18)	(0.22)	(0.40)

Class R3
Six Months Ended December 31, 2018 (Unaudited)	16.80	0.17	(e)	(0.76)	(0.59)	(0.19)	(0.46)	(0.65)
Year Ended June 30, 2018	15.66	0.27	(e)	1.27	1.54	(0.25)	(0.15)	(0.40)
September 9, 2016 (f) through June 30, 2017	14.06	0.19	(e)	1.71	1.90	(0.21)	(0.09)	(0.30)

Class R4
Six Months Ended December 31, 2018 (Unaudited)	17.09	0.20	(e)	(0.78)	(0.58)	(0.21)	(0.46)	(0.67)
Year Ended June 30, 2018	15.92	0.32	(e)	1.29	1.61	(0.29)	(0.15)	(0.44)
September 9, 2016 (f) through June 30, 2017	14.28	0.29	(e)	1.67	1.96	(0.23)	(0.09)	(0.32)

Class R5
Six Months Ended December 31, 2018 (Unaudited)	17.11	0.22	(e)	(0.79)	(0.57)	(0.22)	(0.46)	(0.68)
Year Ended June 30, 2018	15.93	0.34	(e)	1.30	1.64	(0.31)	(0.15)	(0.46)
Year Ended June 30, 2017	14.23	0.31	(e)	1.78	2.09	(0.30)	(0.09)	(0.39)
Year Ended June 30, 2016	13.98	0.31	(e)	0.35	0.66	(0.30)	(0.11)	(0.41)
Year Ended June 30, 2015	13.85	0.31		0.41	0.72	(0.31)	(0.28)	(0.59)
Year Ended June 30, 2014	11.78	0.27	(e)	2.29	2.56	(0.27)	(0.22)	(0.49)

Class R6
Six Months Ended December 31, 2018 (Unaudited)	17.10	0.22	(e)	(0.78)	(0.56)	(0.23)	(0.46)	(0.69)
Year Ended June 30, 2018	15.92	0.35	(e)	1.31	1.66	(0.33)	(0.15)	(0.48)
Year Ended June 30, 2017	14.22	0.32	(e)	1.78	2.10	(0.31)	(0.09)	(0.40)
Year Ended June 30, 2016	13.97	0.33	(e)	0.34	0.67	(0.31)	(0.11)	(0.42)
Year Ended June 30, 2015	13.84	0.33		0.40	0.73	(0.32)	(0.28)	(0.60)
Year Ended June 30, 2014	11.77	0.28	(e)	2.28	2.56	(0.27)	(0.22)	(0.49)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (excluding securities sold short) (b)

$15.58	(3.68)%	$2,782,171	1.00%	2.07%	1.01%	11%
16.82	9.94	3,022,879	1.00	1.55	1.01	20
15.67	14.34	3,176,361	1.04	1.59	1.08	14
14.01	4.45	3,370,383	1.04	1.83	1.11	20
13.77	4.71	3,014,937	1.04	1.83	1.09	22
13.66	21.60	2,360,750	1.04	1.68	1.06	20

15.27	(3.90)	1,254,082	1.49	1.55	1.50	11
16.50	9.35	1,303,731	1.50	1.05	1.50	20
15.41	13.74	1,385,115	1.54	1.09	1.55	14
13.80	4.01	1,304,007	1.54	1.33	1.58	20
13.58	4.18	1,160,002	1.54	1.32	1.56	22
13.49	20.95	805,494	1.54	1.19	1.56	20

15.85	(3.55)	6,911,610	0.74	2.26	0.75	11
17.10	10.22	6,320,979	0.74	1.81	0.75	20
15.92	14.57	6,542,906	0.78	1.84	0.79	14
14.23	4.75	4,679,200	0.79	2.07	0.81	20
13.97	4.96	4,639,250	0.79	2.08	0.80	22
13.85	21.94	3,467,542	0.79	1.92	0.81	20

15.50	(3.81)	81,279	1.25	1.81	1.26	11
16.74	9.59	80,330	1.26	1.29	1.26	20
15.62	14.08	87,437	1.29	1.34	1.39	14
13.97	4.20	77,230	1.29	1.59	1.45	20
13.74	4.44	56,522	1.29	1.59	1.39	22
13.64	21.27	28,733	1.29	1.44	1.31	20

15.56	(3.68)	103,172	0.99	2.01	1.00	11
16.80	9.90	91,267	0.99	1.61	0.99	20
15.66	13.62	25,209	1.03	1.55	1.05	14

15.84	(3.55)	33,539	0.74	2.22	0.75	11
17.09	10.18	23,451	0.74	1.90	0.75	20
15.92	13.85	1,340	0.78	2.28	0.83	14

15.86	(3.47)	1,098,903	0.58	2.45	0.60	11
17.11	10.38	1,097,476	0.59	1.98	0.60	20
15.93	14.84	912,746	0.58	2.05	0.63	14
14.23	4.89	722,424	0.59	2.28	0.64	20
13.98	5.23	520,660	0.59	2.27	0.63	22
13.85	22.06	307,700	0.59	2.11	0.61	20

15.85	(3.43)	5,629,015	0.49	2.53	0.50	11
17.10	10.49	5,314,382	0.49	2.08	0.50	20
15.92	14.95	2,821,798	0.50	2.13	0.50	14
14.22	4.98	1,913,077	0.50	2.43	0.50	20
13.97	5.31	861,809	0.51	2.35	0.51	22
13.84	22.14	551,378	0.54	2.20	0.56	20

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Growth and Income Fund
Class A
Six Months Ended December 31, 2018 (Unaudited)	$49.77	$0.47	$(4.01)	$(3.54)	$(0.49)	$(2.14)	$(2.63)
Year Ended June 30, 2018	46.85	0.64	4.98	5.62	(0.62)	(2.08)	(2.70)
Year Ended June 30, 2017	42.75	0.57	6.31	6.88	(0.57)	(2.21)	(2.78)
Year Ended June 30, 2016	45.46	0.59	(0.27)	0.32	(0.55)	(2.48)	(3.03)
Year Ended June 30, 2015	44.70	0.59	1.72	2.31	(0.56)	(0.99)	(1.55)
Year Ended June 30, 2014	36.53	0.47	8.17	8.64	(0.47)	—	(0.47)

Class C
Six Months Ended December 31, 2018 (Unaudited)	44.91	0.31	(3.60)	(3.29)	(0.42)	(2.14)	(2.56)
Year Ended June 30, 2018	42.54	0.35	4.51	4.86	(0.41)	(2.08)	(2.49)
Year Ended June 30, 2017	39.07	0.31	5.76	6.07	(0.39)	(2.21)	(2.60)
Year Ended June 30, 2016	41.83	0.35	(0.25)	0.10	(0.38)	(2.48)	(2.86)
Year Ended June 30, 2015	41.31	0.32	1.59	1.91	(0.40)	(0.99)	(1.39)
Year Ended June 30, 2014	33.83	0.25	7.55	7.80	(0.32)	—	(0.32)

Class I
Six Months Ended December 31, 2018 (Unaudited)	52.41	0.54	(4.21)	(3.67)	(0.53)	(2.14)	(2.67)
Year Ended June 30, 2018	49.21	0.81	5.21	6.02	(0.74)	(2.08)	(2.82)
Year Ended June 30, 2017	44.77	0.72	6.62	7.34	(0.69)	(2.21)	(2.90)
Year Ended June 30, 2016	47.45	0.73	(0.27)	0.46	(0.66)	(2.48)	(3.14)
Year Ended June 30, 2015	46.58	0.73	1.79	2.52	(0.66)	(0.99)	(1.65)
Year Ended June 30, 2014	38.03	0.58	8.52	9.10	(0.55)	—	(0.55)

Class R2
Six Months Ended December 31, 2018 (Unaudited)	49.98	0.31	(3.93)	(3.62)	(0.47)	(2.14)	(2.61)
Year Ended June 30, 2018	47.06	0.53	4.99	5.52	(0.52)	(2.08)	(2.60)
Year Ended June 30, 2017	42.94	0.46	6.33	6.79	(0.46)	(2.21)	(2.67)
November 2, 2015 (f) through June 30, 2016	45.92	0.40	(0.70)	(0.30)	(0.20)	(2.48)	(2.68)

Class R3
Six Months Ended December 31, 2018 (Unaudited)	52.41	0.50	(4.24)	(3.74)	(0.48)	(2.14)	(2.62)
July 31, 2017 (f) through June 30, 2018	49.99	0.68	4.46	5.14	(0.64)	(2.08)	(2.72)

Class R4
Six Months Ended December 31, 2018 (Unaudited)	52.41	0.56	(4.23)	(3.67)	(0.53)	(2.14)	(2.67)
July 31, 2017 (f) through June 30, 2018	49.99	0.79	4.46	5.25	(0.75)	(2.08)	(2.83)

Class R5
Six Months Ended December 31, 2018 (Unaudited)	52.74	0.61	(4.26)	(3.65)	(0.56)	(2.14)	(2.70)
Year Ended June 30, 2018	49.50	0.91	5.23	6.14	(0.82)	(2.08)	(2.90)
Year Ended June 30, 2017	45.01	0.83	6.65	7.48	(0.78)	(2.21)	(2.99)
November 2, 2015 (f) through June 30, 2016	47.95	0.62	(0.73)	(0.11)	(0.35)	(2.48)	(2.83)

Class R6
Six Months Ended December 31, 2018 (Unaudited)	52.75	0.63	(4.27)	(3.64)	(0.57)	(2.14)	(2.71)
Year Ended June 30, 2018	49.50	1.04	5.16	6.20	(0.87)	(2.08)	(2.95)
Year Ended June 30, 2017	45.01	0.81	6.69	7.50	(0.80)	(2.21)	(3.01)
November 2, 2015 (f) through June 30, 2016	47.95	0.63	(0.72)	(0.09)	(0.37)	(2.48)	(2.85)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$43.60	(7.36)%	$438,578	0.93%	1.87%	1.06%	11%
49.77	12.04	476,090	0.97	1.29	1.08	32
46.85	16.34	445,078	1.03	1.26	1.10	28
42.75	1.02	422,151	1.06	1.38	1.13	39
45.46	5.24	434,573	1.10	1.30	1.10	39
44.70	23.74	419,465	1.13	1.16	1.15	42

39.06	(7.58)	22,614	1.43	1.34	1.54	11
44.91	11.45	23,034	1.47	0.77	1.55	32
42.54	15.76	28,290	1.53	0.76	1.59	28
39.07	0.54	25,541	1.56	0.89	1.62	39
41.83	4.68	24,647	1.62	0.77	1.63	39
41.31	23.12	14,619	1.64	0.66	1.65	42

46.07	(7.24)	80,431	0.68	2.04	0.79	11
52.41	12.29	77,737	0.72	1.55	0.79	32
49.21	16.64	64,148	0.78	1.50	0.83	28
44.77	1.28	40,068	0.81	1.64	0.86	39
47.45	5.48	36,099	0.88	1.53	0.88	39
46.58	24.05	27,124	0.89	1.39	0.90	42

43.75	(7.48)	90	1.18	1.24	2.41	11
49.98	11.76	41	1.21	1.06	1.49	32
47.06	16.04	23	1.28	1.01	2.06	28
42.94	(0.40)	20	1.28	1.44	3.72	39

46.05	(7.36)	20	0.93	1.87	1.73	11
52.41	10.33	22	0.94	1.42	1.12	32

46.07	(7.24)	21	0.68	2.12	1.50	11
52.41	10.56	22	0.71	1.64	0.87	32

46.39	(7.17)	51	0.53	2.26	1.00	11
52.74	12.48	43	0.55	1.72	0.80	32
49.50	16.88	37	0.59	1.72	1.23	28
45.01	0.05	20	0.59	2.14	3.02	39

46.40	(7.14)	33,794	0.43	2.37	0.53	11
52.75	12.59	33,774	0.44	1.95	0.52	32
49.50	16.94	2,129	0.53	1.66	0.55	28
45.01	0.08	20	0.53	2.19	2.96	39

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Return of capital	Total distributions
JPMorgan Hedged Equity Fund
Class A
Six Months Ended December 31, 2018 (Unaudited)	$19.43	$0.10	(e)	$(0.57)	$(0.47)	$(0.10)	$—	$(0.10)
Year Ended June 30, 2018	18.24	0.18	(e)	1.15	1.33	(0.14)	—	(0.14)
Year Ended June 30, 2017	16.23	0.19	(e)	2.01	2.20	(0.19)	—	(0.19)
Year Ended June 30, 2016	16.47	0.20	(e)	(0.28)	(0.08)	(0.16)	—	(0.16)
Year Ended June 30, 2015	15.74	0.19	(e)	0.67	0.86	(0.13)	—	(0.13)
December 13, 2013 (g) through June 30, 2014	15.00	0.07		0.84	0.91	(0.07)	(0.10)	(0.17)

Class C
Six Months Ended December 31, 2018 (Unaudited)	19.33	0.05	(e)	(0.56)	(0.51)	(0.07)	—	(0.07)
Year Ended June 30, 2018	18.16	0.08	(e)	1.15	1.23	(0.06)	—	(0.06)
Year Ended June 30, 2017	16.17	0.10	(e)	2.01	2.11	(0.12)	—	(0.12)
Year Ended June 30, 2016	16.43	0.13	(e)	(0.29)	(0.16)	(0.10)	—	(0.10)
Year Ended June 30, 2015	15.76	0.10	(e)	0.67	0.77	(0.10)	—	(0.10)
December 13, 2013 (g) through June 30, 2014	15.00	0.05		0.83	0.88	(0.02)	(0.10)	(0.12)

Class I
Six Months Ended December 31, 2018 (Unaudited)	19.47	0.13	(e)	(0.58)	(0.45)	(0.12)	—	(0.12)
Year Ended June 30, 2018	18.27	0.23	(e)	1.16	1.39	(0.19)	—	(0.19)
Year Ended June 30, 2017	16.26	0.23	(e)	2.01	2.24	(0.23)	—	(0.23)
Year Ended June 30, 2016	16.50	0.25	(e)	(0.28)	(0.03)	(0.21)	—	(0.21)
Year Ended June 30, 2015	15.76	0.23	(e)	0.66	0.89	(0.15)	—	(0.15)
December 13, 2013 (g) through June 30, 2014	15.00	0.10		0.84	0.94	(0.08)	(0.10)	(0.18)

Class R5
Six Months Ended December 31, 2018 (Unaudited)	19.50	0.14	(e)	(0.57)	(0.43)	(0.13)	—	(0.13)
Year Ended June 30, 2018	18.30	0.26	(e)	1.16	1.42	(0.22)	—	(0.22)
Year Ended June 30, 2017	16.28	0.26	(e)	2.02	2.28	(0.26)	—	(0.26)
Year Ended June 30, 2016	16.51	0.24	(e)	(0.24)	— (h)	(0.23)	—	(0.23)
Year Ended June 30, 2015	15.76	0.26	(e)	0.66	0.92	(0.17)	—	(0.17)
December 13, 2013 (g) through June 30, 2014	15.00	0.13		0.82	0.95	(0.09)	(0.10)	(0.19)

Class R6
Six Months Ended December 31, 2018 (Unaudited)	19.49	0.16	(e)	(0.57)	(0.41)	(0.14)	—	(0.14)
Year Ended June 30, 2018	18.29	0.27	(e)	1.16	1.43	(0.23)	—	(0.23)
Year Ended June 30, 2017	16.28	0.25	(e)	2.03	2.28	(0.27)	—	(0.27)
Year Ended June 30, 2016	16.52	0.27	(e)	(0.27)	— (h)	(0.24)	—	(0.24)
Year Ended June 30, 2015	15.76	0.27	(e)	0.67	0.94	(0.18)	—	(0.18)
December 13, 2013 (g) through June 30, 2014	15.00	0.13		0.83	0.96	(0.10)	(0.10)	(0.20)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2015 and for the period ended June 30, 2014.
(g)	Commencement of operations.
(h)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$18.86	(2.41)%	$237,105	0.85%		0.99%		0.86%		22%
19.43	7.33	277,898	0.84		0.92		0.87		44
18.24	13.60	133,789	0.84		1.06		1.05		31
16.23	(0.43)	71,417	0.85		1.27		1.11		57
16.47	5.45	93,007	0.85	(f)	1.14	(f)	1.21	(f)	42
15.74	6.11	569	0.85	(f)	0.96	(f)	16.65	(f)	36

18.75	(2.62)	114,693	1.35		0.54		1.37		22
19.33	6.79	81,030	1.34		0.42		1.38		44
18.16	13.07	29,168	1.34		0.55		1.45		31
16.17	(0.95)	9,867	1.35		0.80		1.52		57
16.43	4.85	3,405	1.35	(f)	0.59	(f)	1.65	(f)	42
15.76	5.87	53	1.35	(f)	0.56	(f)	10.04	(f)	36

18.90	(2.32)	2,738,488	0.60		1.29		0.61		22
19.47	7.63	1,947,444	0.59		1.17		0.62		44
18.27	13.86	597,013	0.59		1.30		0.69		31
16.26	(0.17)	158,820	0.60		1.54		0.74		57
16.50	5.66	105,397	0.60	(f)	1.39	(f)	0.91	(f)	42
15.76	6.28	4,307	0.60	(f)	1.30	(f)	9.91	(f)	36

18.94	(2.20)	104	0.41		1.43		0.70		22
19.50	7.81	123	0.39		1.37		0.67		44
18.30	14.10	37	0.40		1.51		1.08		31
16.28	0.07	25	0.40		1.49		2.16		57
16.51	5.86	442	0.40	(f)	1.58	(f)	0.82	(f)	42
15.76	6.37	53	0.40	(f)	1.51	(f)	9.10	(f)	36

18.94	(2.13)	249,466	0.35		1.58		0.37		22
19.49	7.87	121,897	0.34		1.42		0.42		44
18.29	14.09	3,289	0.34		1.41		0.42		31
16.28	0.07	74	0.35		1.66		1.40		57
16.52	5.96	443	0.35	(f)	1.63	(f)	0.77	(f)	42
15.76	6.39	53	0.35	(f)	1.56	(f)	9.05	(f)	36

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Large Cap Growth Fund
Class A
Six Months Ended December 31, 2018 (Unaudited)	$42.44	$(0.05)	$(4.45)	$(4.50)	$—	$(5.28)	$(5.28)
Year Ended June 30, 2018	38.23	(0.10)	9.92	9.82	—	(5.61)	(5.61)
Year Ended June 30, 2017	32.93	(0.07)	8.51	8.44	—	(3.14)	(3.14)
Year Ended June 30, 2016	36.82	(0.06)	(2.23)	(2.29)	—	(1.60)	(1.60)
Year Ended June 30, 2015	32.49	(0.10)	5.05	4.95	—	(0.62)	(0.62)
Year Ended June 30, 2014	26.01	(0.10)	6.58	6.48	—	—	—

Class C
Six Months Ended December 31, 2018 (Unaudited)	34.20	(0.12)	(3.52)	(3.64)	—	(5.28)	(5.28)
Year Ended June 30, 2018	31.95	(0.25)	8.11	7.86	—	(5.61)	(5.61)
Year Ended June 30, 2017	28.15	(0.20)	7.14	6.94	—	(3.14)	(3.14)
Year Ended June 30, 2016	31.86	(0.20)	(1.91)	(2.11)	—	(1.60)	(1.60)
Year Ended June 30, 2015	28.33	(0.24)	4.39	4.15	—	(0.62)	(0.62)
Year Ended June 30, 2014	22.79	(0.22)	5.76	5.54	—	—	—

Class I
Six Months Ended December 31, 2018 (Unaudited)	42.86	— (f)	(4.50)	(4.50)	—	(5.28)	(5.28)
Year Ended June 30, 2018	38.47	(0.01)	10.01	10.00	—	(5.61)	(5.61)
Year Ended June 30, 2017	33.08	(0.02)	8.55	8.53	—	(3.14)	(3.14)
Year Ended June 30, 2016	36.92	(0.01)	(2.23)	(2.24)	—	(1.60)	(1.60)
Year Ended June 30, 2015	32.52	(0.04)	5.06	5.02	—	(0.62)	(0.62)
Year Ended June 30, 2014	25.99	(0.05)	6.58	6.53	—	—	—

Class R2
Six Months Ended December 31, 2018 (Unaudited)	41.17	(0.10)	(4.30)	(4.40)	—	(5.28)	(5.28)
Year Ended June 30, 2018	37.33	(0.20)	9.65	9.45	—	(5.61)	(5.61)
Year Ended June 30, 2017	32.31	(0.16)	8.32	8.16	—	(3.14)	(3.14)
Year Ended June 30, 2016	36.24	(0.15)	(2.18)	(2.33)	—	(1.60)	(1.60)
Year Ended June 30, 2015	32.07	(0.18)	4.97	4.79	—	(0.62)	(0.62)
Year Ended June 30, 2014	25.74	(0.18)	6.51	6.33	—	—	—

Class R3
Six Months Ended December 31, 2018 (Unaudited)	42.64	(0.04)	(4.48)	(4.52)	—	(5.28)	(5.28)
Year Ended June 30, 2018	38.39	(0.08)	9.94	9.86	—	(5.61)	(5.61)
September 9, 2016 (g) through June 30, 2017	33.97	(0.06)	7.62	7.56	—	(3.14)	(3.14)

Class R4
Six Months Ended December 31, 2018 (Unaudited)	42.85	— (f)	(4.50)	(4.50)	—	(5.28)	(5.28)
Year Ended June 30, 2018	38.47	0.01	9.98	9.99	—	(5.61)	(5.61)
September 9, 2016 (g) through June 30, 2017	33.97	0.04	7.60	7.64	—	(3.14)	(3.14)

Class R5
Six Months Ended December 31, 2018 (Unaudited)	43.65	0.04	(4.59)	(4.55)	—	(5.28)	(5.28)
Year Ended June 30, 2018	39.04	0.06	10.16	10.22	—	(5.61)	(5.61)
Year Ended June 30, 2017	33.46	0.05	8.67	8.72	—	(3.14)	(3.14)
Year Ended June 30, 2016	37.25	0.06	(2.25)	(2.19)	—	(1.60)	(1.60)
Year Ended June 30, 2015	32.75	0.03	5.09	5.12	—	(0.62)	(0.62)
Year Ended June 30, 2014	26.12	0.01	6.62	6.63	—	—	—

Class R6
Six Months Ended December 31, 2018 (Unaudited)	43.95	0.06	(4.63)	(4.57)	(0.03)	(5.28)	(5.31)
Year Ended June 30, 2018	39.23	0.10	10.23	10.33	—	(5.61)	(5.61)
Year Ended June 30, 2017	33.58	0.09	8.70	8.79	—	(3.14)	(3.14)
Year Ended June 30, 2016	37.34	0.10	(2.26)	(2.16)	—	(1.60)	(1.60)
Year Ended June 30, 2015	32.80	0.06	5.10	5.16	—	(0.62)	(0.62)
Year Ended June 30, 2014	26.15	0.02	6.63	6.65	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$32.66	(11.33)%	$2,030,387	0.94%	(0.24)%	1.10%	27%
42.44	28.45	2,481,816	0.97	(0.25)	1.11	24
38.23	27.50	2,462,957	1.05	(0.19)	1.25	22
32.93	(6.45)	4,251,242	1.04	(0.17)	1.27	43
36.82	15.40	4,670,460	1.06	(0.28)	1.21	19
32.49	24.91	5,044,428	1.10	(0.34)	1.19	39

25.28	(11.55)	447,111	1.44	(0.74)	1.60	27
34.20	27.83	534,199	1.47	(0.75)	1.60	24
31.95	26.79	487,702	1.55	(0.69)	1.67	22
28.15	(6.90)	559,238	1.55	(0.67)	1.69	43
31.86	14.83	600,404	1.56	(0.78)	1.68	19
28.33	24.31	523,972	1.59	(0.85)	1.69	39

33.08	(11.22)	3,765,015	0.69	0.02	0.84	27
42.86	28.77	4,413,908	0.74	(0.03)	0.85	24
38.47	27.65	4,771,428	0.89	(0.05)	0.90	22
33.08	(6.29)	4,161,010	0.89	(0.04)	0.93	43
36.92	15.60	5,515,626	0.90	(0.12)	0.92	19
32.52	25.13	5,037,737	0.93	(0.18)	0.94	39

31.49	(11.44)	133,048	1.19	(0.48)	1.35	27
41.17	28.11	156,775	1.24	(0.52)	1.35	24
37.33	27.14	147,902	1.31	(0.46)	1.47	22
32.31	(6.67)	192,560	1.30	(0.43)	1.55	43
36.24	15.10	242,550	1.31	(0.53)	1.49	19
32.07	24.59	222,421	1.35	(0.60)	1.44	39

32.84	(11.33)	16,757	0.94	(0.19)	1.10	27
42.64	28.43	6,865	0.96	(0.21)	1.10	24
38.39	24.05	992	1.12	(0.20)	1.20	22

33.07	(11.22)	5,974	0.69	0.02	0.84	27
42.85	28.74	5,930	0.73	0.02	0.85	24
38.47	24.31	440	0.89	0.12	1.07	22

33.82	(11.13)	690,027	0.54	0.16	0.69	27
43.65	28.93	788,766	0.59	0.14	0.70	24
39.04	27.92	799,190	0.70	0.15	0.72	22
33.46	(6.10)	1,209,521	0.69	0.17	0.73	43
37.25	15.80	1,394,419	0.70	0.08	0.74	19
32.75	25.38	1,400,112	0.73	0.02	0.74	39

34.07	(11.10)	5,444,975	0.44	0.27	0.59	27
43.95	29.08	5,962,328	0.48	0.24	0.60	24
39.23	28.03	3,606,093	0.60	0.25	0.60	22
33.58	(6.00)	3,330,565	0.60	0.28	0.60	43
37.34	15.90	3,220,191	0.62	0.17	0.62	19
32.80	25.43	2,709,590	0.68	0.07	0.69	39

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Large Cap Value Fund
Class A
Six Months Ended December 31, 2018 (Unaudited)	$15.11	$0.09	$(1.86)	$(1.77)	$(0.09)	$(0.91)	$(1.00)
Year Ended June 30, 2018	15.48	0.15	0.89	1.04	(0.13)	(1.28)	(1.41)
Year Ended June 30, 2017	12.71	0.15	3.42	3.57	(0.14)	(0.66)	(0.80)
Year Ended June 30, 2016	15.02	0.17	(0.59)	(0.42)	(0.16)	(1.73)	(1.89)
Year Ended June 30, 2015	16.63	0.17	0.94	1.11	(0.17)	(2.55)	(2.72)
Year Ended June 30, 2014	13.99	0.17	3.16	3.33	(0.18)	(0.51)	(0.69)

Class C
Six Months Ended December 31, 2018 (Unaudited)	14.51	0.05	(1.77)	(1.72)	(0.07)	(0.91)	(0.98)
Year Ended June 30, 2018	14.93	0.06	0.86	0.92	(0.06)	(1.28)	(1.34)
Year Ended June 30, 2017	12.30	0.07	3.30	3.37	(0.08)	(0.66)	(0.74)
Year Ended June 30, 2016	14.60	0.10	(0.58)	(0.48)	(0.09)	(1.73)	(1.82)
Year Ended June 30, 2015	16.25	0.08	0.92	1.00	(0.10)	(2.55)	(2.65)
Year Ended June 30, 2014	13.70	0.09	3.08	3.17	(0.11)	(0.51)	(0.62)

Class I
Six Months Ended December 31, 2018 (Unaudited)	14.85	0.11	(1.82)	(1.71)	(0.11)	(0.91)	(1.02)
Year Ended June 30, 2018	15.24	0.18	0.87	1.05	(0.16)	(1.28)	(1.44)
Year Ended June 30, 2017	12.53	0.17	3.37	3.54	(0.17)	(0.66)	(0.83)
Year Ended June 30, 2016	14.79	0.15	(0.54)	(0.39)	(0.14)	(1.73)	(1.87)
Year Ended June 30, 2015	16.42	0.19	0.92	1.11	(0.19)	(2.55)	(2.74)
Year Ended June 30, 2014	13.82	0.19	3.11	3.30	(0.19)	(0.51)	(0.70)

Class R2
Six Months Ended December 31, 2018 (Unaudited)	14.99	0.07	(1.84)	(1.77)	(0.08)	(0.91)	(0.99)
Year Ended June 30, 2018	15.39	0.11	0.86	0.97	(0.09)	(1.28)	(1.37)
Year Ended June 30, 2017	12.64	0.10	3.41	3.51	(0.10)	(0.66)	(0.76)
Year Ended June 30, 2016	14.96	0.14	(0.60)	(0.46)	(0.13)	(1.73)	(1.86)
Year Ended June 30, 2015	16.58	0.13	0.94	1.07	(0.14)	(2.55)	(2.69)
Year Ended June 30, 2014	13.95	0.13	3.14	3.27	(0.13)	(0.51)	(0.64)

Class R3
October 1, 2018 (f) through December 31, 2018 (Unaudited)	15.63	0.05	(2.60)	(2.55)	(0.05)	(0.91)	(0.96)

Class R4
October 1, 2018 (f) through December 31, 2018 (Unaudited)	15.90	0.05	(2.63)	(2.58)	(0.06)	(0.91)	(0.97)

Class R5
Six Months Ended December 31, 2018 (Unaudited)	14.99	0.12	(1.84)	(1.72)	(0.11)	(0.91)	(1.02)
Year Ended June 30, 2018	15.37	0.21	0.88	1.09	(0.19)	(1.28)	(1.47)
Year Ended June 30, 2017	12.63	0.20	3.39	3.59	(0.19)	(0.66)	(0.85)
Year Ended June 30, 2016	14.93	0.21	(0.58)	(0.37)	(0.20)	(1.73)	(1.93)
Year Ended June 30, 2015	16.54	0.22	0.94	1.16	(0.22)	(2.55)	(2.77)
Year Ended June 30, 2014	13.92	0.19	3.16	3.35	(0.22)	(0.51)	(0.73)

Class R6
Six Months Ended December 31, 2018 (Unaudited)	14.90	0.13	(1.83)	(1.70)	(0.12)	(0.91)	(1.03)
Year Ended June 30, 2018	15.28	0.22	0.88	1.10	(0.20)	(1.28)	(1.48)
Year Ended June 30, 2017	12.56	0.20	3.38	3.58	(0.20)	(0.66)	(0.86)
Year Ended June 30, 2016	14.86	0.24	(0.60)	(0.36)	(0.21)	(1.73)	(1.94)
Year Ended June 30, 2015	16.48	0.25	0.91	1.16	(0.23)	(2.55)	(2.78)
Year Ended June 30, 2014	13.87	0.22	3.13	3.35	(0.23)	(0.51)	(0.74)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$12.34	(12.07)%	$172,613	0.93%	1.18%	1.03%	77%
15.11	6.52	236,470	0.93	0.92	1.04	130
15.48	28.47	215,017	0.92	1.01	1.08	145
12.71	(2.51)	96,373	0.93	1.27	1.12	219
15.02	7.44	93,078	0.93	1.07	1.05	143
16.63	24.46	92,161	0.93	1.11	1.06	168

11.81	(12.22)	56,755	1.44	0.69	1.52	77
14.51	5.94	69,445	1.44	0.42	1.52	130
14.93	27.72	48,028	1.44	0.50	1.57	145
12.30	(2.98)	17,041	1.45	0.75	1.62	219
14.60	6.88	14,307	1.45	0.55	1.55	143
16.25	23.78	11,646	1.44	0.59	1.56	168

12.12	(11.93)	297,290	0.69	1.43	0.76	77
14.85	6.74	378,058	0.70	1.19	0.77	130
15.24	28.61	161,494	0.79	1.15	0.80	145
12.53	(2.34)	23,373	0.77	1.07	0.77	219
14.79	7.56	634,301	0.77	1.22	0.77	143
16.42	24.62	662,936	0.79	1.24	0.80	168

12.23	(12.16)	18,570	1.19	0.96	1.28	77
14.99	6.14	17,046	1.21	0.68	1.30	130
15.39	28.11	6,775	1.23	0.71	1.43	145
12.64	(2.78)	3,462	1.20	1.05	1.57	219
14.96	7.21	1,074	1.20	0.82	1.40	143
16.58	24.07	455	1.20	0.83	1.30	168

12.12	(16.61)	17	0.94	1.39	1.01	77

12.35	(16.56)	11,126	0.68	1.70	0.77	77

12.25	(11.83)	25,675	0.54	1.61	0.62	77
14.99	6.90	23,166	0.55	1.33	0.63	130
15.37	28.82	10,218	0.59	1.35	0.62	145
12.63	(2.15)	4,155	0.59	1.52	0.60	219
14.93	7.83	4,443	0.58	1.41	0.59	143
16.54	24.81	4,433	0.57	1.30	0.59	168

12.17	(11.81)	815,022	0.44	1.68	0.51	77
14.90	7.04	928,167	0.46	1.41	0.52	130
15.28	28.90	610,732	0.51	1.43	0.52	145
12.56	(2.06)	565,542	0.51	1.90	0.52	219
14.86	7.85	4,145	0.53	1.54	0.53	143
16.48	24.89	50,923	0.54	1.48	0.55	168

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	73

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Equity Fund
Class A
Six Months Ended December 31, 2018 (Unaudited)	$16.48	$0.06	(e)	$(1.25)	$(1.19)	$(0.08)	$(1.79)	$(1.87)
Year Ended June 30, 2018	15.80	0.11	(e)	1.94	2.05	(0.11)	(1.26)	(1.37)
Year Ended June 30, 2017	13.76	0.11	(e)	2.57	2.68	(0.11)	(0.53)	(0.64)
Year Ended June 30, 2016	14.75	0.12	(e)	(0.30)	(0.18)	(0.11)	(0.70)	(0.81)
Year Ended June 30, 2015	14.92	0.13		1.10	1.23	(0.13)	(1.27)	(1.40)
Year Ended June 30, 2014	12.80	0.11	(e)	3.09	3.20	(0.11)	(0.97)	(1.08)

Class C
Six Months Ended December 31, 2018 (Unaudited)	15.99	0.02	(e)	(1.21)	(1.19)	(0.05)	(1.79)	(1.84)
Year Ended June 30, 2018	15.37	0.03	(e)	1.89	1.92	(0.04)	(1.26)	(1.30)
Year Ended June 30, 2017	13.41	0.04	(e)	2.49	2.53	(0.04)	(0.53)	(0.57)
Year Ended June 30, 2016	14.40	0.05	(e)	(0.30)	(0.25)	(0.04)	(0.70)	(0.74)
Year Ended June 30, 2015	14.61	0.07		1.06	1.13	(0.07)	(1.27)	(1.34)
Year Ended June 30, 2014	12.56	0.04	(e)	3.03	3.07	(0.05)	(0.97)	(1.02)

Class I
Six Months Ended December 31, 2018 (Unaudited)	16.51	0.08	(e)	(1.25)	(1.17)	(0.09)	(1.79)	(1.88)
Year Ended June 30, 2018	15.83	0.15	(e)	1.94	2.09	(0.15)	(1.26)	(1.41)
Year Ended June 30, 2017	13.79	0.14	(e)	2.57	2.71	(0.14)	(0.53)	(0.67)
Year Ended June 30, 2016	14.78	0.13	(e)	(0.29)	(0.16)	(0.13)	(0.70)	(0.83)
Year Ended June 30, 2015	14.94	0.16		1.11	1.27	(0.16)	(1.27)	(1.43)
Year Ended June 30, 2014	12.80	0.13	(e)	3.10	3.23	(0.12)	(0.97)	(1.09)

Class L
Six Months Ended December 31, 2018 (Unaudited)	16.53	0.09	(e)	(1.25)	(1.16)	(0.10)	(1.79)	(1.89)
Year Ended June 30, 2018	15.85	0.17	(e)	1.94	2.11	(0.17)	(1.26)	(1.43)
Year Ended June 30, 2017	13.80	0.16	(e)	2.58	2.74	(0.16)	(0.53)	(0.69)
Year Ended June 30, 2016	14.79	0.16	(e)	(0.30)	(0.14)	(0.15)	(0.70)	(0.85)
Year Ended June 30, 2015	14.96	0.19		1.09	1.28	(0.18)	(1.27)	(1.45)
Year Ended June 30, 2014	12.82	0.16	(e)	3.10	3.26	(0.15)	(0.97)	(1.12)

Class R2
Six Months Ended December 31, 2018 (Unaudited)	16.34	0.04	(e)	(1.25)	(1.21)	(0.06)	(1.79)	(1.85)
Year Ended June 30, 2018	15.68	0.07	(e)	1.92	1.99	(0.07)	(1.26)	(1.33)
Year Ended June 30, 2017	13.66	0.07	(e)	2.55	2.62	(0.07)	(0.53)	(0.60)
Year Ended June 30, 2016	14.66	0.08	(e)	(0.31)	(0.23)	(0.07)	(0.70)	(0.77)
Year Ended June 30, 2015	14.84	0.10		1.09	1.19	(0.10)	(1.27)	(1.37)
Year Ended June 30, 2014	12.74	0.07	(e)	3.08	3.15	(0.08)	(0.97)	(1.05)

Class R3
Six Months Ended December 31, 2018 (Unaudited)	16.43	0.06	(e)	(1.25)	(1.19)	(0.08)	(1.79)	(1.87)
Year Ended June 30, 2018	15.76	0.11	(e)	1.93	2.04	(0.11)	(1.26)	(1.37)
September 9, 2016 (f) through June 30, 2017	14.11	0.08	(e)	2.24	2.32	(0.14)	(0.53)	(0.67)

Class R4
Six Months Ended December 31, 2018 (Unaudited)	16.50	0.09	(e)	(1.27)	(1.18)	(0.09)	(1.79)	(1.88)
Year Ended June 30, 2018	15.82	0.16	(e)	1.93	2.09	(0.15)	(1.26)	(1.41)
September 9, 2016 (f) through June 30, 2017	14.15	0.13	(e)	2.22	2.35	(0.15)	(0.53)	(0.68)

Class R5
Six Months Ended December 31, 2018 (Unaudited)	16.54	0.10	(e)	(1.26)	(1.16)	(0.10)	(1.79)	(1.89)
Year Ended June 30, 2018	15.85	0.18	(e)	1.95	2.13	(0.18)	(1.26)	(1.44)
Year Ended June 30, 2017	13.81	0.17	(e)	2.57	2.74	(0.17)	(0.53)	(0.70)
Year Ended June 30, 2016	14.80	0.18	(e)	(0.31)	(0.13)	(0.16)	(0.70)	(0.86)
Year Ended June 30, 2015	14.96	0.19		1.11	1.30	(0.19)	(1.27)	(1.46)
Year Ended June 30, 2014	12.82	0.16	(e)	3.11	3.27	(0.16)	(0.97)	(1.13)

Class R6
Six Months Ended December 31, 2018 (Unaudited)	16.56	0.10	(e)	(1.26)	(1.16)	(0.10)	(1.79)	(1.89)
Year Ended June 30, 2018	15.87	0.19	(e)	1.95	2.14	(0.19)	(1.26)	(1.45)
Year Ended June 30, 2017	13.82	0.18	(e)	2.58	2.76	(0.18)	(0.53)	(0.71)
Year Ended June 30, 2016	14.82	0.18	(e)	(0.31)	(0.13)	(0.17)	(0.70)	(0.87)
Year Ended June 30, 2015	14.98	0.20		1.10	1.30	(0.19)	(1.27)	(1.46)
Year Ended June 30, 2014	12.83	0.17	(e)	3.11	3.28	(0.16)	(0.97)	(1.13)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$13.42	(7.90)%	$1,105,083	0.94%	0.73%	1.00%	48%
16.48	13.20	1,340,858	0.94	0.69	1.01	97
15.80	19.86	1,371,821	0.94	0.75	1.10	86
13.76	(1.15)	1,446,878	0.94	0.85	1.14	83
14.75	8.70	1,399,208	0.95	0.92	1.10	79
14.92	25.90	1,172,752	0.97	0.77	1.05	73

12.96	(8.09)	263,338	1.44	0.23	1.50	48
15.99	12.66	302,297	1.44	0.19	1.50	97
15.37	19.23	318,369	1.44	0.25	1.55	86
13.41	(1.66)	294,744	1.44	0.35	1.59	83
14.40	8.15	253,608	1.45	0.41	1.57	79
14.61	25.30	175,265	1.47	0.28	1.55	73

13.46	(7.74)	1,346,955	0.69	0.99	0.75	48
16.51	13.44	1,521,535	0.71	0.92	0.75	97
15.83	20.05	1,287,300	0.76	0.93	0.81	86
13.79	(1.00)	1,066,145	0.76	0.94	0.81	83
14.78	8.92	2,375,538	0.77	1.08	0.79	79
14.94	26.21	2,288,734	0.79	0.94	0.80	73

13.48	(7.69)	1,452,696	0.55	1.13	0.60	48
16.53	13.56	1,679,995	0.57	1.05	0.60	97
15.85	20.27	3,391,256	0.61	1.07	0.67	86
13.80	(0.83)	3,704,104	0.61	1.18	0.68	83
14.79	9.01	4,932,896	0.62	1.25	0.66	79
14.96	26.41	4,178,050	0.64	1.12	0.65	73

13.28	(8.04)	225,147	1.19	0.48	1.25	48
16.34	12.88	265,675	1.21	0.42	1.25	97
15.68	19.58	260,589	1.20	0.48	1.40	86
13.66	(1.47)	205,224	1.19	0.60	1.48	83
14.66	8.45	178,272	1.20	0.67	1.41	79
14.84	25.61	126,549	1.22	0.53	1.30	73

13.37	(7.91)	82,746	0.94	0.74	1.00	48
16.43	13.18	61,413	0.95	0.69	1.00	97
15.76	16.83	25,050	1.00	0.67	1.03	86

13.44	(7.81)	15,006	0.69	1.06	0.76	48
16.50	13.48	10,531	0.70	0.94	0.75	97
15.82	16.99	1,030	0.75	1.03	0.81	86

13.49	(7.68)	802,299	0.54	1.13	0.60	48
16.54	13.66	938,744	0.54	1.08	0.60	97
15.85	20.24	890,105	0.56	1.12	0.62	86
13.81	(0.77)	910,033	0.56	1.27	0.63	83
14.80	9.13	496,102	0.57	1.30	0.62	79
14.96	26.45	441,628	0.59	1.16	0.60	73

13.51	(7.65)	7,138,275	0.44	1.23	0.50	48
16.56	13.75	8,937,049	0.46	1.17	0.50	97
15.87	20.37	6,751,473	0.50	1.19	0.50	86
13.82	(0.78)	4,755,359	0.50	1.33	0.50	83
14.82	9.17	2,976,379	0.51	1.35	0.52	79
14.98	26.57	2,392,416	0.54	1.21	0.55	73

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	75

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Return of capital	Total distributions
JPMorgan U.S. Research Enhanced Equity Fund
Class A
Six Months Ended December 31, 2018 (Unaudited)	$28.37	$0.18	$(2.08)	$(1.90)	$(0.20)	$(2.93)	$—	$(3.13)
Year Ended June 30, 2018	25.40	0.31	2.96	3.27	(0.30)	—	—	(0.30)
Year Ended June 30, 2017	21.74	0.28	3.72	4.00	(0.32)	—	(0.02)	(0.34)
Year Ended June 30, 2016	23.99	0.26	(1.32)	(1.06)	(0.22)	(0.97)	—	(1.19)
Year Ended June 30, 2015	23.73	0.20	1.85	2.05	(0.19)	(1.60)	—	(1.79)
Year Ended June 30, 2014	20.27	0.23	4.79	5.02	(0.21)	(1.35)	—	(1.56)

Class I
Six Months Ended December 31, 2018 (Unaudited)	28.61	0.22	(2.09)	(1.87)	(0.23)	(2.93)	—	(3.16)
Year Ended June 30, 2018	25.62	0.39	2.98	3.37	(0.38)	—	—	(0.38)
Year Ended June 30, 2017	21.92	0.35	3.76	4.11	(0.39)	—	(0.02)	(0.41)
Year Ended June 30, 2016	24.18	0.32	(1.34)	(1.02)	(0.27)	(0.97)	—	(1.24)
Year Ended June 30, 2015	23.88	0.26	1.87	2.13	(0.23)	(1.60)	—	(1.83)
Year Ended June 30, 2014	20.39	0.28	4.82	5.10	(0.26)	(1.35)	—	(1.61)

Class L
Six Months Ended December 31, 2018 (Unaudited)	28.57	0.22	(2.09)	(1.87)	(0.23)	(2.93)	—	(3.16)
Year Ended June 30, 2018	25.58	0.38	2.98	3.36	(0.37)	—	—	(0.37)
Year Ended June 30, 2017	21.89	0.35	3.75	4.10	(0.39)	—	(0.02)	(0.41)
Year Ended June 30, 2016	24.15	0.35	(1.33)	(0.98)	(0.31)	(0.97)	—	(1.28)
Year Ended June 30, 2015	23.85	0.29	1.89	2.18	(0.28)	(1.60)	—	(1.88)
Year Ended June 30, 2014	20.36	0.32	4.81	5.13	(0.29)	(1.35)	—	(1.64)

Class R6
Six Months Ended December 31, 2018 (Unaudited)	28.57	0.23	(2.08)	(1.85)	(0.24)	(2.93)	—	(3.17)
Year Ended June 30, 2018	25.59	0.41	2.97	3.38	(0.40)	—	—	(0.40)
Year Ended June 30, 2017	21.90	0.38	3.75	4.13	(0.42)	—	(0.02)	(0.44)
Year Ended June 30, 2016	24.16	0.37	(1.33)	(0.96)	(0.33)	(0.97)	—	(1.30)
Year Ended June 30, 2015	23.85	0.32	1.89	2.21	(0.30)	(1.60)	—	(1.90)
Year Ended June 30, 2014	20.36	0.34	4.81	5.15	(0.31)	(1.35)	—	(1.66)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$23.34	(7.29)%	$205,826	0.60%	1.26%	0.86%	22%
28.37	12.92	278,766	0.60	1.13	0.85	45
25.40	18.52	422,719	0.69	1.19	0.96	40
21.74	(4.30)	497,934	0.85	1.20	1.02	122
23.99	9.04	483,296	0.85	0.84	0.97	144
23.73	25.73	206,635	0.85	1.02	0.86	113

23.58	(7.14)	209,914	0.35	1.51	0.60	22
28.61	13.19	268,898	0.35	1.39	0.60	45
25.62	18.85	285,141	0.43	1.45	0.69	40
21.92	(4.08)	260,494	0.60	1.45	0.69	122
24.18	9.34	260,618	0.60	1.09	0.64	144
23.88	26.00	82,899	0.59	1.28	0.61	113

23.54	(7.15)	395,612	0.35	1.51	0.45	22
28.57	13.20	476,809	0.35	1.38	0.44	45
25.58	18.86	835,535	0.40	1.47	0.49	40
21.89	(3.94)	824,559	0.45	1.59	0.50	122
24.15	9.53	796,919	0.45	1.21	0.51	144
23.85	26.20	389,507	0.45	1.42	0.46	113

23.55	(7.09)	4,869,657	0.25	1.61	0.35	22
28.57	13.28	5,712,617	0.25	1.50	0.34	45
25.59	19.00	5,863,138	0.28	1.60	0.34	40
21.90	(3.83)	6,638,591	0.34	1.69	0.35	122
24.16	9.67	6,205,582	0.35	1.33	0.36	144
23.85	26.31	3,598,945	0.35	1.52	0.36	113

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	77

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 8 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
JPMorgan Equity Focus Fund	Class A, Class C, Class I and Class R6*	JPM I	Non-Diversified
JPMorgan Equity Income Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Growth and Income Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan Hedged Equity Fund	Class A, Class C, Class I, Class R5 and Class R6	JPM I	Diversified
JPMorgan Large Cap Growth Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Large Cap Value Fund	Class A, Class C, Class I, Class R2, Class R3**, Class R4**, Class R5 and Class R6	JPM II	Diversified
JPMorgan U.S. Equity Fund	Class A, Class C, Class I, Class L^, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan U.S. Research Enhanced Equity Fund	Class A^^, Class I, Class L^ and Class R6	JPM I	Diversified

*	Class R6 commenced operations on October 1, 2018 for Equity Focus Fund.
**	Class R3 and Class R4 commenced operations on October 1, 2018 for Large Cap Value Fund.
^	Effective December 1, 2016, Class L is publicly offered on a limited basis for U.S. Equity Fund and U.S. Research Enhanced Equity Fund.
^^	Class A Shares are publicly offered on a limited basis for U.S. Research Enhanced Equity Fund.

The investment objective of JPMorgan Equity Focus Fund (“Equity Focus Fund”) and JPMorgan Large Cap Growth Fund (“Large Cap Growth Fund”) is to seek long-term capital appreciation.

The investment objective of JPMorgan Equity Income Fund (“Equity Income Fund”) is to seek capital appreciation and current income.

The investment objective of JPMorgan Growth and Income Fund (“Growth and Income Fund”) is to seek to provide capital growth over the long-term and to earn income from dividends.

The investment objective of JPMorgan Hedged Equity Fund (“Hedged Equity Fund”) is to seek to provide capital appreciation.

The investment objective of JPMorgan Large Cap Value Fund (“Large Cap Value Fund”) is to seek capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

The investment objective of JPMorgan U.S. Equity Fund (“U.S. Equity Fund”) is to seek to provide high total return from a portfolio of selected equity securities.

The investment objective of JPMorgan U.S. Research Enhanced Equity Fund (“U.S. Research Enhanced Equity Fund”) is to seek to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Composite Stock Price Index.

Large Cap Growth Fund acquired all the assets and liabilities of the JPMorgan Dynamic Growth Fund (“Dynamic Growth Fund”) in a reorganization on October 27, 2017. Please refer to Note 9 discussing the merger.

Class L Shares for the U.S. Equity fund and U.S. Research Enhanced Equity Fund are publicly offered on a limited basis. Investors are not eligible to purchase shares of the funds unless they meet certain requirements as described in Funds’ prospectuses.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectuses. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

Class A Shares for the U.S. Research Enhanced Equity Fund are publicly offered on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Fund’s prospectus.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, thus, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board

78	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Boards of Trustees (the “Boards”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Boards.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Futures contracts and options are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Equity Focus Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$103,250	$—	$—	$103,250

Equity Income Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$18,103,105	$—	$—	$18,103,105

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	79

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

Growth and Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$573,486	$—		$—	$573,486

Hedged Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,552,896	$—		$—	$3,552,896

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(260)	$—		$—	$(260)
Options Written (a)
Call Option Written	(77,608)	—		—	(77,608)
Put Option Written	(12,981)	—		—	(12,981)

Total Depreciation in Other Financial Instruments	$(90,849)	$—		$—	$(90,849)

Large Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$12,843,233	$—		$—	$12,843,233

Large Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$1,409,406	$—	(c)	$—	$1,409,406

U.S. Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$12,496,033	$—	(c)	$—	$12,496,033

Appreciation in Other Financial Instruments
Futures Contracts (a)	$655	$—		$—	$655

U.S. Research Enhanced Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$5,682,224	$—		$—	$5,682,224

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(1,481)	$—		$—	$(1,481)

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	All portfolio holdings designated as level 1 and level 2 are disclosed individually on the SOIs. Level 2 consists of a warrant. Please refer to the SOIs for industry specifics of portfolio holdings.
(c)	Amount rounds to less than one thousand.

There were no transfers among any levels during the six months ended December 31, 2018.

80	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

B. Futures Contracts — Hedged Equity Fund, U.S. Equity Fund and U.S. Research Enhanced Equity Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Funds also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the six months ended December 31, 2018 (amounts in thousands):

	Hedged Equity Fund	U.S. Equity Fund	U.S. Research Enhanced Equity Fund
Futures Contracts — Equity:
Average Notional Balance Long	$42,071	$68,269	$52,035
Ending Notional Balance Long	113,386	44,679	62,450

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Options — Hedged Equity Fund purchased and sold (“wrote”) put and call options on indices to manage and hedge equity risk within its portfolio. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.

Options Purchased — Premiums paid by the Fund for options purchased are included on the Statements of Assets and Liabilities as options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statements of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and records a loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or will offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Fund for options written are included on the Statements of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as Change in net unrealized appreciation/depreciation on options written on the Statements of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

The Fund pledges collateral to the counterparty in the form of securities for options written. Securities designated as collateral are denoted on the SOI.

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	81

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Fund’s exchange-traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The Fund may be required to post or receive collateral for over the counter options. Cash collateral posted by the Fund is considered restricted.

The table below discloses the volume of the Fund’s options contracts activity during the six months ended December 31, 2018:

Exchange-Traded Options:
Average Number of Contracts Purchased	10,505
Average Number of Contracts Written	21,010
Ending Number of Contracts Purchased	13,736
Ending Number of Contracts Written	27,472

D. Securities Lending — Effective October 5, 2018, the Funds became authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the IM Shares of JPMorgan U.S. Government Money Market Fund and the Agency SL Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations (amounts in thousands).

Dividend Income
Equity Focus Fund	$2
Large Cap Growth Fund	1,046
Large Cap Value Fund	62
U.S. Equity Fund	178

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities).

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of Collateral Investments are disclosed on the SOIs. At December 31, 2018, the value of outstanding securities on loan and the value of Collateral investments were as follows (amounts in thousands):

	Value of Securities on Loan	Cash Collateral Posted by Borrower	Total value of Collateral Investments
Equity Focus Fund	$258	$258	$258
Large Cap Growth Fund	321,421	327,574	327,574
Large Cap Value Fund	16,076	16,408	16,408
U.S. Equity Fund	63,241	63,960	63,960

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to

82	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

The following table presents the Funds’ value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collated received or posted by the Funds as of December 31, 2018 (amounts in thousands).

	Investment Securities on Loan, at value, Presented on the Statement of Assets and Liabilities	Cash Collateral Posted by Borrower	Net Amount Due to Counterparty (not less than zero)
Equity Focus Fund	$258	$(258)	$—
Large Cap Growth Fund	321,421	(321,421)	—
Large Cap Value Fund	16,076	(16,076)	—
U.S. Equity Fund	63,241	(63,241)	—

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the investment in the JPMorgan U.S. Government Money Market Fund from 0.16% to 0.06%. JPMIM waived fees associated with the Funds’ investment in JPMorgan U.S. Government Money Market Fund as follows (amounts in thousands):

Equity Focus Fund	$—	(a)
Large Cap Growth Fund	10
Large Cap Value Fund	1
U.S. Equity Fund	2

(a)	Amount rounds to less than one thousand.

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included in the Statements of Operations as Income from securities lending (net).

Equity Income Fund, Growth and Income Fund, Hedged Equity Fund and U.S. Research Enhanced Equity Fund did not lend out any securities during the period ended December 31, 2018.

E. Investment Transactions with Affiliates —The Funds invested in Underlying Funds which are advised by the Adviser or its affiliates. An issuer which is under common control with the Funds may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Amounts in the tables below are in thousands.

Equity Focus Fund

For the six months ended December 31, 2018
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income		Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (a)(b)	$—	$4,364	$4,106	$—	$—	$258	258	$2	*	$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (a)(b)	10,204	37,701	46,330	—	—	1,575	1,575	72		—

Total	$10,204	$42,065	$50,436	$—	$—	$1,833		$74		$—

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	83

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

Equity Income Fund

For the six months ended December 31, 2018
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (a)(b)	$608,619	$2,068,860	$2,057,892	$—	$—	$619,587	619,587	$5,923	$—

Growth and Income Fund

For the six months ended December 31, 2018
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (a)(b)	$27,866	$61,923	$75,470	$—	$—	$14,319	14,319	$205	$—

Hedged Equity Fund

For the six months ended December 31, 2018
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (a)(b)	$92,778	$1,059,648	$1,006,732	$—	$—	$145,694	145,694	$702	$—

Large Cap Growth Fund

For the six months ended December 31, 2018
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income		Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.60% (a)(b)	$—	$534,500	$259,000	$—	$—	$275,500	275,528	$805	*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (a)(b)	—	294,410	242,336	—	—	52,074	52,074	241	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (a)(b)	255,806	1,800,748	1,997,437	—	—	59,117	59,117	2,858		—

Total	$255,806	$2,629,658	$2,498,773	$—	$—	$386,691		$3,904		$—

84	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

Large Cap Value Fund

For the six months ended December 31, 2018
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income		Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.60% (a)(b)	$—	$44,000	$39,000	$—	$—	$5,000	5,001	$41	*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (a)(b)	—	40,554	29,146	—	—	11,408	11,408	22	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (a)(b)	90,740	511,882	546,449	—	—	56,173	56,173	353		—

Total	$90,740	$596,436	$614,595	$—	$—	$72,581		$416		$—

U.S. Equity Fund

For the six months ended December 31, 2018
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income		Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.60% (a)(b)	$—	$155,000	$100,000	$—	$—	$55,000	55,006	$130	*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (a)(b)	—	89,889	80,929	—	—	8,960	8,960	48	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (a)(b)	152,987	1,597,078	1,652,810	—	—	97,255	97,255	1,298		—

Total	$152,987	$1,841,967	$1,833,739	$—	$—	$161,215		$1,476		$—

U.S. Research Enhanced Equity Fund

For the six months ended December 31, 2018
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (a)(b)	$106,088	$354,235	$400,269	$—	$—	$60,054	60,054	$463	$—

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2018.
*	Amount is included on the Statements of Operations as Income from securities lending (net).

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	85

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

G. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each class of the Funds for the six months ended December 31, 2018 are as follows (amounts in thousands):

	Class A	Class C		Class I	Class L	Class R2	Class R3		Class R4		Class R5		Class R6		Total
Equity Focus Fund
Transfer agency fees	$1	$—	(a)	$2	n/a	n/a	n/a		n/a		n/a		n/a		$3
Equity Income Fund
Transfer agency fees	162	35		37	n/a	$6	$1		$—	(a)	$8		$42		291
Growth and Income Fund
Transfer agency fees	81	2		3	n/a	1	—	(a)	—	(a)	—	(a)	—	(a)	87
Hedged Equity Fund
Transfer agency fees	4	3		14	n/a	n/a	n/a		n/a		—	(a)	5		26
Large Cap Growth Fund
Transfer agency fees	127	11		29	n/a	5	—	(a)	—	(a)	7		29		208
Large Cap Value Fund
Transfer agency fees	26	2		3	n/a	2	n/a		n/a		2		9		44
U.S. Equity Fund
Transfer agency fees	48	7		18	$71	3	1		1		6		41		196
U.S. Research Enhanced Equity Fund
Transfer agency fees	15	n/a		4	6	n/a	n/a		n/a		n/a		24		49

(a)	Amount rounds to less than one thousand.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2018, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

I. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

J. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly, except for Equity Focus Fund and Large Cap Growth Fund, for which distributions are generally declared and paid annually, and Equity Income Fund, for which distributions are generally declared and paid monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

86	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s average daily net assets. The annual rate for each Fund is as follows:

Equity Focus Fund	0.60%
Equity Income Fund	0.40
Growth and Income Fund	0.40
Hedged Equity Fund	0.25
Large Cap Growth Fund	0.50
Large Cap Value Fund	0.40
U.S. Equity Fund	0.40
U.S. Research Enhanced Equity Fund	0.25

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services during the six months ended December 31, 2018, the Administrator received a fee that was accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreements (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2018, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

Effective January 1, 2019, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion and 0.01% of each Fund’s respective average daily net assets in excess of $25 billion.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trusts’ principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Class I, Class L, Class R4, Class R5 and Class R6 do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Equity Focus Fund	0.25%	0.75%	n/a	n/a
Equity Income Fund	0.25	0.75	0.50%	0.25%
Growth and Income Fund	0.25	0.75	0.50	0.25
Hedged Equity Fund	0.25	0.75	n/a	n/a
Large Cap Growth Fund	0.25	0.75	0.50	0.25
Large Cap Value Fund	0.25	0.75	0.50	0.25
U.S. Equity Fund	0.25	0.75	0.50	0.25
U.S. Research Enhanced Equity Fund	0.25	n/a	n/a	n/a

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2018, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Equity Focus Fund	$2	$—
Equity Income Fund	322	—	(a)
Growth and Income Fund	17	—	(a)
Hedged Equity Fund	51	1
Large Cap Growth Fund	179	—	(a)
Large Cap Value Fund	9	—	(a)
U.S. Equity Fund	49	—	(a)
U.S. Research Enhanced Equity Fund	1	—

(a)	Amount rounds to less than one thousand.

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	87

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

D. Service Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Equity Focus Fund	0.25%	0.25%	0.25%	n/a	n/a	n/a	n/a	n/a
Equity Income Fund	0.25	0.25	0.25	n/a	0.25%	0.25%	0.25%	0.10%
Growth and Income Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Hedged Equity Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
Large Cap Growth Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Large Cap Value Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
U.S. Equity Fund	0.25	0.25	0.25	0.10%	0.25	0.25	0.25	0.10
U.S. Research Enhanced Equity Fund	0.25	n/a	0.25	0.10	n/a	n/a	n/a	n/a

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations. Prior to March 1, 2018, payments to the custodian were reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5		Class R6
Equity Focus Fund	1.10%	1.60%	0.85%	n/a	n/a	n/a	n/a	n/a		0.60%
Equity Income Fund	1.04	1.54	0.79	n/a	1.29%	1.04%	0.79%	0.59%		0.54
Growth and Income Fund	0.94	1.44	0.69	n/a	1.19	0.94	0.69	0.54		0.44
Hedged Equity Fund	0.85	1.35	0.60	n/a	n/a	n/a	n/a	0.45	*	0.35
Large Cap Growth Fund	0.94	1.44	0.69	n/a	1.19	0.94	0.69	0.54		0.44
Large Cap Value Fund	0.93	1.44	0.69	n/a	1.19	0.94	0.69	0.54		0.44
U.S. Equity Fund	0.94	1.44	0.69	0.61%	1.19	0.94	0.69	0.54		0.44
U.S. Research Enhanced Equity Fund	0.60	n/a	0.35	0.45	n/a	n/a	n/a	n/a		0.25

*	Effective November 1, 2018, the contractual expense limitation increased from 0.40% to 0.45% for Class R5 Shares of the Hedged Equity Fund and will be in place until at least October 31, 2019.

Except as noted above, the expense limitation agreements were in effect for the six months ended December 31, 2018 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2019.

For the six months ended December 31, 2018, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Equity Focus Fund	$125	$80	$3	$208	$—
Equity Income Fund	25	—	33	58	—
Growth and Income Fund	169	113	84	366	1
Hedged Equity Fund	87	58	11	156	4
Large Cap Growth Fund	6,639	4,410	166	11,215	19
Large Cap Value Fund	351	232	42	625	5
U.S. Equity Fund	2,434	1,609	83	4,126	41
U.S. Research Enhanced Equity Fund	1,894	1,263	409	3,566	24

88	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund.

The amounts of waivers resulting from investments in these money market funds for the six months ended December 31, 2018 were as follows (amounts in thousands):

Equity Focus Fund	$9
Equity Income Fund	651
Growth and Income Fund	24
Hedged Equity Fund	67
Large Cap Growth Fund	331
Large Cap Value Fund	40
U.S. Equity Fund	152
U.S. Research Enhanced Equity Fund	60

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2018, the Hedged Equity Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Funds may use related party broker-dealers. For the six months ended December 31, 2018, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2018, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Equity Focus Fund	$39,612	$170,630
Equity Income Fund	3,797,658	1,992,550
Growth and Income Fund	92,689	65,542
Hedged Equity Fund	1,816,468	622,481
Large Cap Growth Fund	3,787,717	3,795,309
Large Cap Value Fund	1,263,469	1,355,661
U.S. Equity Fund	7,045,352	8,515,350
U.S. Research Enhanced Equity Fund	1,464,177	2,035,283

During the six months ended December 31, 2018, there were no purchases or sales of U.S. Government securities.

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	89

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2018 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Equity Focus Fund	$83,446	$22,672	$2,868	$19,804
Equity Income Fund	14,960,344	3,529,515	386,754	3,142,761
Growth and Income Fund	435,792	155,092	17,398	137,694
Hedged Equity Fund	3,525,549	163,729	227,231	(63,502)
Large Cap Growth Fund	8,427,539	4,591,837	176,143	4,415,694
Large Cap Value Fund	1,499,488	54,715	144,797	(90,082)
U.S. Equity Fund	10,102,955	3,011,074	617,341	2,393,733
U.S. Research Enhanced Equity Fund	4,557,162	1,397,424	273,843	1,123,581

As of June 30, 2018, the following Fund had net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Hedged Equity Fund	$15,829	$25,716

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 4, 2019.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2018. Average borrowings from the Facility for the six months ended December 31, 2018, were as follows:

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Large Cap Value Fund	$2,513	2.93%	3	$1

Interest expense paid as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates on the Statements of Operations.

The Trusts, along with certain other trusts (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 14, 2018, this agreement has been amended and restated for a term of 364 days, unless extended.

90	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

The Funds had no borrowings outstanding from the Credit Facility at December 31, 2018. Average borrowings from the Credit Facility for, or at any time during the six months ended December 31, 2018 were as follows (amounts in thousands):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
U.S. Equity Fund	$114,500	3.38%	1	$11

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of December 31, 2018, the Funds had omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of Affiliated Omnibus Accounts	% of the Fund	Number of Non-Affiliated Omnibus Accounts	% of the Fund
Equity Focus Fund	3	87.6%	—	—
Equity Income Fund	4	13.5	10	13.0%
Growth and Income Fund	4	20.0	1	10.4
Hedged Equity Fund	—	—	6	36.6
Large Cap Growth Fund	—	—	6	17.5

As of December 31, JPMorgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate shares representing more than 10% of the net assets of the following Funds:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Large Cap Value Fund	35.5%	n/a
U.S. Equity Fund	n/a	23.6%
U.S. Research Enhanced Equity Fund	n/a	65.7

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

8. New Accounting Pronouncements

In August 2018, the Financial Accounting Standard Board (“FASB”) issued Accounting Standard Update (“ASU”) 2018-13 (“ASU 2018-13”) Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. We have evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect to the Funds’ net assets or results of operation.

In August 2018, the SEC adopted their Disclosure Update and Simplification Rule (the “Rule”). The Rule is part of the SEC’s overall project to improve disclosure effectiveness by amending certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. We have evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect on the Funds’ net assets or results of operation.

9. Business Combinations

On June 21, 2017, the Boards of the JPM I and JPM II approved the Plan of Reorganization of Dynamic Growth Fund (the “Target Fund”), a fund of JPM I, into Large Cap Growth Fund (the “Acquiring Fund”), a fund of JPM II. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies. The reorganization was effective after the close of business on October 27, 2017. The Acquiring Fund acquired all of the assets and liabilities of the Target Fund as shown in the table below. The transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreement and Plan of Reorganization, Class A, Class C, Class I and Class R5 shareholders of the Target Fund received a number of shares of the corresponding class in the Acquiring Fund, with a value equal to their holdings in the Target Fund as of the close of business on the date of the reorganization. The investment portfolio of the Target Fund, with a fair value of approximately $341,560,000 and identified cost of approximately $192,181,000 as of the date of the reorganization, was the principal asset acquired by the Acquiring Fund. For financial statement purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	91

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

unrealized gains and losses with amounts distributable to shareholders for tax purposes. As of October 27, 2017, the Target Fund did not have capital loss carryforwards.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganization (amounts in thousands, except per share amounts):

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Target Fund
Dynamic Growth Fund				$149,379
Class A	2,009	$63,247	$31.49
Class C	455	13,553	29.77
Class I	2,050	66,379	32.38
Class R5	6,103	201,731	33.05

Acquiring Fund
Large Cap Growth Fund				$5,901,927
Class A	69,657	$2,537,876	$36.43
Class C	16,450	484,595	29.46
Class I	99,881	3,668,798	36.73
Class R2	4,222	149,495	35.41
Class R3	49	1,798	36.61
Class R4	294	10,813	36.73
Class R5	22,117	826,666	37.38
Class R6	123,754	4,653,365	37.60
Post Reorganization
Large Cap Growth Fund				$6,051,306
Class A	71,393	$2,601,123	$36.43
Class C	16,910	498,148	29.46
Class I	101,688	3,735,177	36.73
Class R2	4,222	149,495	35.41
Class R3	49	1,798	36.61
Class R4	294	10,813	36.73
Class R5	27,514	1,028,397	37.38
Class R6	123,754	4,653,365	37.60

Expenses related to the reorganization were incurred by the Acquiring Fund. The Adviser, the Administrator and the Distributor waived their fees and/or reimbursed the Fund in an amount sufficient to offset costs incurred by the Fund relating to the reorganization, excluding brokerage fees and brokerage expenses related to the disposition and acquisition of Fund assets associated with the reorganization.

Assuming the reorganization had been completed on July 1, 2017, the beginning of the annual reporting period, the pro forma results of operations for the year ended June 30, 2018, are as follows:

Net investment income (loss)	$345
Net realized/unrealized gains (losses)	3,304,329

Change in net assets resulting from operations	$3,304,674

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included on the Statements of Operations since October 27, 2017.

92	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2018 and continued to hold your shares at the end of the reporting period, December 31, 2018.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan Equity Focus Fund
Class A
Actual*	$1,000.00	$923.40	$5.28	1.09%
Hypothetical*	1,000.00	1,019.71	5.55	1.09
Class C
Actual*	1,000.00	921.10	7.70	1.59
Hypothetical*	1,000.00	1,017.19	8.08	1.59
Class I
Actual*	1,000.00	924.70	4.08	0.84
Hypothetical*	1,000.00	1,020.97	4.28	0.84
Class R6
Actual**	1,000.00	860.30	1.37	0.59
Hypothetical*	1,000.00	1,022.23	3.01	0.59

JPMorgan Equity Income Fund
Class A
Actual*	1,000.00	963.20	4.95	1.00
Hypothetical*	1,000.00	1,020.16	5.09	1.00
Class C
Actual*	1,000.00	961.00	7.36	1.49
Hypothetical*	1,000.00	1,017.69	7.58	1.49
Class I
Actual*	1,000.00	964.50	3.66	0.74
Hypothetical*	1,000.00	1,021.48	3.77	0.74
Class R2
Actual*	1,000.00	961.90	6.18	1.25
Hypothetical*	1,000.00	1,018.90	6.36	1.25
Class R3
Actual*	1,000.00	963.20	4.90	0.99
Hypothetical*	1,000.00	1,020.21	5.04	0.99

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	93

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan Equity Income Fund (continued)
Class R4
Actual*	$1,000.00	$964.50	$3.66	0.74%
Hypothetical*	1,000.00	1,021.48	3.77	0.74
Class R5
Actual*	1,000.00	965.30	2.87	0.58
Hypothetical*	1,000.00	1,022.28	2.96	0.58
Class R6
Actual*	1,000.00	965.70	2.43	0.49
Hypothetical*	1,000.00	1,022.74	2.50	0.49

JPMorgan Growth and Income Fund
Class A
Actual*	1,000.00	926.40	4.52	0.93
Hypothetical*	1,000.00	1,020.52	4.74	0.93
Class C
Actual*	1,000.00	924.20	6.94	1.43
Hypothetical*	1,000.00	1,018.00	7.27	1.43
Class I
Actual*	1,000.00	927.60	3.30	0.68
Hypothetical*	1,000.00	1,021.78	3.47	0.68
Class R2
Actual*	1,000.00	925.20	5.73	1.18
Hypothetical*	1,000.00	1,019.26	6.01	1.18
Class R3
Actual*	1,000.00	926.40	4.52	0.93
Hypothetical*	1,000.00	1,020.52	4.74	0.93
Class R4
Actual*	1,000.00	927.60	3.30	0.68
Hypothetical*	1,000.00	1,021.78	3.47	0.68
Class R5
Actual*	1,000.00	928.30	2.58	0.53
Hypothetical*	1,000.00	1,022.53	2.70	0.53
Class R6
Actual*	1,000.00	928.60	2.09	0.43
Hypothetical*	1,000.00	1,023.04	2.19	0.43

JPMorgan Hedged Equity Fund
Class A
Actual*	1,000.00	975.90	4.23	0.85
Hypothetical*	1,000.00	1,020.92	4.33	0.85
Class C
Actual*	1,000.00	973.80	6.72	1.35
Hypothetical*	1,000.00	1,018.40	6.87	1.35
Class I
Actual*	1,000.00	976.80	2.99	0.60
Hypothetical*	1,000.00	1,022.18	3.06	0.60
Class R5
Actual*	1,000.00	978.00	2.04	0.41
Hypothetical*	1,000.00	1,023.14	2.09	0.41
Class R6
Actual*	1,000.00	978.70	1.75	0.35
Hypothetical*	1,000.00	1,023.44	1.79	0.35

94	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan Large Cap Growth Fund
Class A
Actual*	$1,000.00	$886.70	$4.47	0.94%
Hypothetical*	1,000.00	1,020.47	4.79	0.94
Class C
Actual*	1,000.00	884.50	6.84	1.44
Hypothetical*	1,000.00	1,017.95	7.32	1.44
Class I
Actual*	1,000.00	887.80	3.28	0.69
Hypothetical*	1,000.00	1,021.73	3.52	0.69
Class R2
Actual*	1,000.00	885.60	5.66	1.19
Hypothetical*	1,000.00	1,019.21	6.06	1.19
Class R3
Actual*	1,000.00	886.70	4.47	0.94
Hypothetical*	1,000.00	1,020.47	4.79	0.94
Class R4
Actual*	1,000.00	887.80	3.28	0.69
Hypothetical*	1,000.00	1,021.73	3.52	0.69
Class R5
Actual*	1,000.00	888.70	2.57	0.54
Hypothetical*	1,000.00	1,022.48	2.75	0.54
Class R6
Actual*	1,000.00	889.00	2.09	0.44
Hypothetical*	1,000.00	1,022.99	2.24	0.44

JPMorgan Large Cap Value Fund
Class A
Actual*	1,000.00	879.30	4.41	0.93
Hypothetical*	1,000.00	1,020.52	4.74	0.93
Class C
Actual*	1,000.00	877.80	6.82	1.44
Hypothetical*	1,000.00	1,017.95	7.32	1.44
Class I
Actual*	1,000.00	880.70	3.27	0.69
Hypothetical*	1,000.00	1,021.73	3.52	0.69
Class R2
Actual*	1,000.00	878.40	5.63	1.19
Hypothetical*	1,000.00	1,019.21	6.06	1.19
Class R3
Actual**	1,000.00	833.90	2.15	0.94
Hypothetical*	1,000.00	1,020.47	4.79	0.94
Class R4
Actual**	1,000.00	834.40	1.55	0.68
Hypothetical*	1,000.00	1,021.78	3.47	0.68
Class R5
Actual*	1,000.00	881.70	2.56	0.54
Hypothetical*	1,000.00	1,022.48	2.75	0.54
Class R6
Actual*	1,000.00	881.90	2.09	0.44
Hypothetical*	1,000.00	1,022.99	2.24	0.44

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	95

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan U.S. Equity Fund
Class A
Actual*	$1,000.00	$921.00	$4.55	0.94%
Hypothetical*	1,000.00	1,020.47	4.79	0.94
Class C
Actual*	1,000.00	919.10	6.97	1.44
Hypothetical*	1,000.00	1,017.95	7.32	1.44
Class I
Actual*	1,000.00	922.60	3.34	0.69
Hypothetical*	1,000.00	1,021.73	3.52	0.69
Class L
Actual*	1,000.00	923.10	2.67	0.55
Hypothetical*	1,000.00	1,022.43	2.80	0.55
Class R2
Actual*	1,000.00	919.60	5.76	1.19
Hypothetical*	1,000.00	1,019.21	6.06	1.19
Class R3
Actual*	1,000.00	920.90	4.55	0.94
Hypothetical*	1,000.00	1,020.47	4.79	0.94
Class R4
Actual*	1,000.00	921.90	3.34	0.69
Hypothetical*	1,000.00	1,021.73	3.52	0.69
Class R5
Actual*	1,000.00	923.20	2.62	0.54
Hypothetical*	1,000.00	1,022.48	2.75	0.54
Class R6
Actual*	1,000.00	923.50	2.13	0.44
Hypothetical*	1,000.00	1,022.99	2.24	0.44

JPMorgan U.S. Research Enhanced Equity Fund
Class A
Actual*	1,000.00	927.10	2.91	0.60
Hypothetical*	1,000.00	1,022.18	3.06	0.60
Class I
Actual*	1,000.00	928.60	1.70	0.35
Hypothetical*	1,000.00	1,023.44	1.79	0.35
Class L
Actual*	1,000.00	928.50	1.70	0.35
Hypothetical*	1,000.00	1,023.44	1.79	0.35
Class R6
Actual*	1,000.00	929.10	1.22	0.25
Hypothetical*	1,000.00	1,023.95	1.28	0.25

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
**

Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 92/365 (to reflect the actual period). Commencement of operations was October 1, 2018.

96	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2018, at which the Trustees considered the continuation of the investment advisory agreements for each Fund whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 15, 2018.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of the Funds as compared to the Funds’ objectives and peer groups. Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel and received a memorandum from independent legal counsel discussing the legal standards for their consideration of the Advisory Agreements. The Trustees also discussed the Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees considered information provided with respect to the Funds throughout the year, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the applicable Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team, including personnel changes. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered quality of the administrative services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	97

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Funds for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints, but noted that each Fund has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allow each Fund’s shareholders to share potential economies of scale from a Fund’s inception and that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has added or enhanced services to the Funds over time, noting the Adviser’s substantial investments in its business in support of the Funds, including investments in trading systems and technology (including cybersecurity improvements), attraction and retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Equity Income Fund, Large Cap Growth Fund, Large Cap Value Fund and U.S. Equity Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Equity Focus Fund, Growth and Income Fund, Hedged Equity Fund and U.S. Research Enhanced Equity Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater

98	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in each Fund’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Equity Focus Fund’s performance for Class A shares was in the fourth, second and second quintiles based upon both the Peer Group and Universe, for the one- three-, and five-year periods ended December 31, 2017, respectively. The Trustees noted that the performance for Class I shares was in the fifth, first and first quintiles based upon the Peer Group, and in the fourth, second and second quintiles based upon the Universe, for the one- three-, and five-year periods ended December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the Equity Income Fund’s performance for Class A shares was in the third, third and second quintiles based upon the Peer Group, and in the second, second and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees noted that the performance for Class I shares was in the second, second and first quintiles based upon both the Peer Group and Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Growth and Income Fund’s performance for Class A shares was in the fourth, first and first quintiles based upon the Peer Group, and in the second, second and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees noted that the performance for Class I shares was in the second, third and second quintiles based upon the Peer Group, and in the second, first and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the Hedged Equity Fund’s performance for Class A shares was in the second quintile based upon both the Peer Group and Universe, for the one- and three-year periods ended December 31, 2017. The Trustees noted that the performance for Class I shares was in the second and third quintiles based upon the Peer Group, and in the second quintile based upon the Universe, for the one- and three-year periods ended December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Large Cap Growth Fund’s performance for Class A shares was in the first, second and second quintiles based upon both the Peer Group and Universe for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees noted that the performance for Class I shares was in the first, third and third quintiles based upon the Peer Group, and in the first, second and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	99

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Large Cap Value Fund’s performance for Class A shares was in the first quintile based upon the Peer Group for each of the one-, three-, and five-year periods ended December 31, 2017, and in the second, first and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees noted that the performance for Class I shares was in the first quintile based upon both the Peer Group and Universe for each of the one, three, and five-year periods ended December 31, 2017. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the U.S. Equity Fund’s performance for Class A shares was in the third, third and first quintiles based upon both the Peer Group and Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees noted that the performance for Class I shares was in the third, second and first quintiles based upon both the Peer Group and Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the U.S. Research Enhanced Equity Fund’s performance for Class A shares was in the third, fifth and third quintiles based upon the Peer Group, and in the third, fourth and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees noted that the performance for Class I shares was in the third, fifth and third quintiles based upon the Peer Group, and in the third, fourth and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as each Fund. The Trustees recognized that Broadridge/Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the Fee Caps currently in place for each Fund, the net advisory fee rate after taking into account any waivers and/or reimbursements, and where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Equity Focus Fund’s net advisory fee for Class A shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the first and third quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Equity Income Fund’s net advisory fee for Class A shares was in the third and first quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the fifth and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that total actual expenses for Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Growth and Income Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the second and first quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the second quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded

100	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2018

that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Hedged Equity Fund’s net advisory fee and actual total expenses for both Class A and Class I shares were in the first quintile based upon both the Peer Groups and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Large Cap Growth Fund’s net advisory fee for Class A shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the second and first quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Large Cap Value Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the first quintile based upon both the Peer Group and

Universe, and that the actual total expenses for Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the U.S. Equity Fund’s net advisory fee and actual total expenses for Class A shares were in the first and second quintiles, respectively, based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the second quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the second and third quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the U.S. Research Enhanced Equity Fund’s net advisory fee and actual total expenses for Class A and Class I shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

DECEMBER 31, 2018	J.P. MORGAN LARGE CAP FUNDS	101

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2018. All rights reserved. December 2018.	SAN-LCE-1218

Semi-Annual Report

J.P. Morgan Equity Funds

December 31, 2018 (Unaudited)

JPMorgan Equity Index Fund

JPMorgan Market Expansion Enhanced Index Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Funds, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

February 14, 2019 (Unaudited)

Dear Shareholder,

While the U.S. economy largely outperformed other leading economies during the second half of 2018, record corporate profits and historically low unemployment were overshadowed in December by a sell-off in equity markets, unsettled global trade tensions and a political impasse that led to the temporary shutdown of large parts of the federal government.

“Overall, economists generally remained optimistic about the fundamental strength of the U.S. economy at the end of 2018.” — George C.W. Gatch

The second longest U.S. economic expansion on record extended through the third and fourth quarters of 2018. Gross domestic product advanced 3.4% in the third quarter of 2018, and was on pace to grow by about 3% for the full year 2018. In September, the U.S. jobless rate dipped to 3.7% - its lowest level in nearly 50 years - and stood at 3.9% at the end of the year. In response, the U.S. Federal Reserve raised interest rates in September and again in December.

U.S. aggregate corporate revenues and earnings reached record high levels in the second and third quarters of 2018. Though some profit growth was attributed to the temporary benefits of late-2017 tax cut legislation, the outlook for U.S. corporate earnings remained generally positive at the end of the year.

Equity prices in the U.S. largely rose during the third quarter of 2018. The S&P 500 Index hit record highs in August and remained elevated in September. However, early October saw a sharp sell-off in financial markets and the worst December for the S&P 500 Index since 1931 erased all gains seen in the prior five months.

By the end of 2018, investors were confronted with several worrying developments. Leading economies, particularly China and the European Union, showed significant signs of slowing in the latter half of the year. While U.S.-China trade tariffs had little clear direct impact on the U.S. economy in 2018, a continuation or acceleration of protectionist policies could begin to hinder growth. Though the federal government shutdown ended subsequent to the end of the reporting period, the solution was a short-term budget agreement that failed to alleviate concerns about the possibility of future shutdowns.

Overall, economists generally remained optimistic about the fundamental strength of the U.S. economy at the end of 2018. While U.S. corporate profits and gross domestic product are expected to grow in the year ahead, the extent to which U.S. financial markets benefit remains to be seen, given the length of the current economic expansion.

We believe investors who maintain a patient approach and a well-diversified portfolio may be best positioned to navigate current market conditions. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

DECEMBER 31, 2018	J.P. MORGAN EQUITY FUNDS	1

J.P. Morgan Index Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

U.S. equity prices were largely supported by strong corporate earnings and revenue, low interest rates and an expanding domestic economy. In August, U.S. equity prices reached record highs and remained elevated through September. However, share prices fell sharply and market volatility spiked in early October, then rebounded slightly in November before plummeting again in December, erasing gains made over the previous five months.

Overall, U.S. large cap equity outperformed mid cap and small cap equity and growth stocks outperformed value stocks. For the six months ended December 31, 2018, the S&P 500 returned -6.85%.

2	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2018

JPMorgan Equity Index Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(6.97)%
S&P 500 Index**	(6.85)%

Net Assets as of 12/31/2018 (In Thousands)	$3,844,944

INVESTMENT OBJECTIVE***

The JPMorgan Equity Index Fund (the “Fund”) seeks investment results that correspond to the aggregate price and dividend performance of securities in the Standard & Poor’s 500 Composite Stock Price Index (the “Benchmark”).

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares performed largely in line with the Benchmark for the six months ended December 31, 2018, before considering the effect of Fund fees and expenses. This was consistent with the Fund’s indexing strategy and investment objective, as the Fund looks to generate returns that are comparable to those of the Benchmark.

Equity markets in the U.S. provided negative returns for the reporting period as equity prices fell in the latter part of the reporting period amid investor uncertainty about corporate earnings, slowing global growth and trade tensions between the U.S. and China.

During the reporting period, the energy and information technology sectors were the largest detractors from the performance of the Fund and the Benchmark, while the health care sector was the only significant sector contributor to performance.

HOW WAS THE FUND POSITIONED?

Regardless of the market outlook, the Fund was managed in strict conformity with a full index replication strategy and aimed to hold the same stocks in nearly the same proportions as those found in the Benchmark.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Microsoft Corp.	3.6%
2.	Apple, Inc.	3.3
3.	Amazon.com, Inc.	2.9
4.	Berkshire Hathaway, Inc., Class B	1.8
5.	Johnson & Johnson	1.6
6.	JPMorgan Chase & Co.	1.5
7.	Alphabet, Inc., Class C	1.5
8.	Facebook, Inc., Class A	1.5
9.	Alphabet, Inc., Class A	1.4
10.	Exxon Mobil Corp.	1.3

PORTFOLIO COMPOSITION BY SECTOR****
Information Technology	19.6%
Health Care	15.1
Financials	13.0
Communication Services	9.9
Consumer Discretionary	9.7
Industrials	9.0
Consumer Staples	7.2
Energy	5.2
Utilities	3.2
Real Estate	2.9
Materials	2.7
Others (each less than 1.0%)	0.7
Short-Term Investments	1.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	“S&P 500 Index” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of December 31, 2018. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2018	J.P. MORGAN EQUITY FUNDS	3

JPMorgan Equity Index Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge**		(11.99)%	(9.84)%	6.83%	12.01%
Without Sales Charge		(7.11)	(4.84)	7.99	12.62
CLASS C SHARES	November 4, 1997
With CDSC***		(8.38)	(6.41)	7.25	11.82
Without CDSC		(7.38)	(5.41)	7.25	11.82
CLASS I SHARES	July 2, 1991	(6.97)	(4.61)	8.26	12.90
CLASS R6 SHARES	September 1, 2016	(6.90)	(4.46)	8.34	12.95

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/08 TO 12/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Index Fund, the S&P 500 Index and the Lipper S&P 500 Funds Index from December 31, 2008 to December 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper S&P 500 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper S&P 500 Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2018

JPMorgan Market Expansion Enhanced Index Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(16.50)%
S&P 1000 Index**	(14.79)%

Net Assets as of 12/31/2018 (In Thousands)	$852,789

INVESTMENT OBJECTIVE***

The JPMorgan Market Expansion Enhanced Index Fund (the “Fund”) seeks to provide investment results that correspond to or incrementally exceed the total return performance of an index that tracks the performance of the small- and mid-capitalization equity markets.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the S&P 1000 Index (the “Benchmark”) for the six months ended December 31, 2018. The Fund’s security selection in the basic materials and pharmaceutical sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the energy and software & services sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Akorn Inc., Vonage Holdings Co. and Cooper Standard Holdings Corp. Shares of Akorn, a manufacturer of generic drugs, fell after a court ruling allowed Fresenius SE & Co. to withdraw from its proposed merger with Akorn. Shares of Vonage Holdings, a provider of communication services, fell after the company reported lower-than-expected revenue for the third quarter of 2018. Shares of Cooper Standard, a maker of automotive components, fell after the company reported lower-than-expected results for the third quarter of 2018 amid rising commodity costs and challenging markets in Asia and Europe.

Leading individual contributors to relative performance included the Fund’s overweight positions in Evertec Inc., First BanCorp (Puerto Rico) and United Therapeutics Corp. Shares of Evertec, an electronic payment and transactions provider mainly operating in the Caribbean, rose after the company reported better-than-expected earnings and revenue for third quarter of 2018 and raised its full year 2018 forecast, helped by post-hurricane recovery in Puerto Rico. Shares of First BanCorp (Puerto Rico), a bank based in Puerto Rico, rose after the company’s second quarter 2018 results showed continued post-hurricane improvement. Shares of United Therapeutics, a biotechnology company, rose after the company reported better-than-expected earnings for the second quarter of 2018.

HOW WAS THE FUND POSITIONED?

The Fund seeks to closely follow the sector and industry weights within the Benchmark. Because the Fund uses an enhanced index strategy, not all of the stocks in the Benchmark are held by the Fund, and the Fund’s position in an individual stock may be overweight or underweight as compared to the Benchmark. The Fund’s portfolio managers seek to invest in stocks that they believe are attractively valued and that have improving momentum characteristics. The portfolio managers strive to add value exclusively through security selection rather than sector, style or theme allocations.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	UGI Corp	0.8%
2.	OGE Energy Corp	0.6
3.	Encompass Health Corp	0.6
4.	Hanover Insurance Group, Inc. (The)	0.6
5.	United Therapeutics Corp	0.6
6.	East West Bancorp, Inc	0.5
7.	Molina Healthcare, Inc	0.5
8.	American Financial Group, Inc	0.5
9.	Camden Property Trust	0.5
10.	Steel Dynamics, Inc	0.5

PORTFOLIO COMPOSITION BY SECTOR****
Industrials	15.7%
Financials	14.7
Information Technology	13.7
Health Care	10.6
Consumer Discretionary	10.5
Real Estate	8.4
Materials	5.7
Investment of cash collateral from securities loaned	5.1
Utilities	4.7
Energy	3.3
Communication Services	2.6
Consumer Staples	2.5
Short-Term Investments	2.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	“S&P 1000 Index” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of December 31, 2018. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2018	J.P. MORGAN EQUITY FUNDS	5

JPMorgan Market Expansion Enhanced Index Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 31, 1998
With Sales Charge**		(20.93)%	(18.02)%	4.21%	12.34%
Without Sales Charge		(16.56)	(13.47)	5.33	12.94
CLASS C SHARES	March 22, 1999
With CDSC***		(17.75)	(14.86)	4.69	12.19
Without CDSC		(16.75)	(13.86)	4.69	12.19
CLASS I SHARES	July 31, 1998	(16.50)	(13.23)	5.59	13.22
CLASS R2 SHARES	November 3, 2008	(16.68)	(13.69)	5.09	12.63
CLASS R6 SHARES	October 1, 2018	(16.46)	(13.18)	5.60	13.22

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/08 TO 12/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Market Expansion Enhanced Index Fund, the S&P 1000 Index, the Lipper Small-Cap Core Funds Index and the Lipper Mid-Cap Core Funds Index from December 31, 2008 to December 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 1000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-

Cap Core Funds Index and the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 1000 Index is an unmanaged index generally representative of the performance of the small and mid-size companies in the U.S. stock market. The Lipper Small-Cap Core Funds Index and the Lipper Mid-Cap Core Funds Index are indices based on total returns of certain mutual funds within designated categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2018

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common stocks — 98.3%
Aerospace & Defense — 2.5%
Arconic, Inc.	77	1,303
Boeing Co. (The)	95	30,600
General Dynamics Corp.	50	7,863
Harris Corp.	21	2,846
Huntington Ingalls Industries, Inc.	8	1,469
L3 Technologies, Inc.	14	2,455
Lockheed Martin Corp.	44	11,641
Northrop Grumman Corp.	31	7,639
Raytheon Co.	51	7,840
Textron, Inc.	44	2,007
TransDigm Group, Inc. *	9	2,965
United Technologies Corp.	146	15,526

		94,154

Air Freight & Logistics — 0.6%
CH Robinson Worldwide, Inc.	25	2,077
Expeditors International of Washington, Inc.	31	2,111
FedEx Corp.	44	7,027
United Parcel Service, Inc., Class B	125	12,182

		23,397

Airlines — 0.4%
Alaska Air Group, Inc.	22	1,348
American Airlines Group, Inc. (a)	74	2,365
Delta Air Lines, Inc.	112	5,593
Southwest Airlines Co.	91	4,226
United Continental Holdings, Inc. *	41	3,443

		16,975

Auto Components — 0.1%
Aptiv plc	47	2,915
BorgWarner, Inc.	37	1,300
Goodyear Tire & Rubber Co. (The)	42	854

		5,069

Automobiles — 0.4%
Ford Motor Co.	702	5,370
General Motors Co.	236	7,888
Harley-Davidson, Inc.	29	998

		14,256

Banks — 5.6%
Bank of America Corp.	1,640	40,404
BB&T Corp.	138	5,998
Citigroup, Inc.	439	22,841
Citizens Financial Group, Inc.	84	2,499
Comerica, Inc.	29	1,996

INVESTMENTS	SHARES (000)	VALUE ($000)

Banks — continued
Fifth Third Bancorp	118	2,772
First Republic Bank	29	2,557
Huntington Bancshares, Inc. (a)	191	2,273
JPMorgan Chase & Co. (b)	597	58,323
KeyCorp	183	2,699
M&T Bank Corp.	25	3,609
People’s United Financial, Inc.	68	979
PNC Financial Services Group, Inc. (The)	83	9,692
Regions Financial Corp.	186	2,485
SunTrust Banks, Inc.	81	4,071
SVB Financial Group *	10	1,817
US Bancorp	273	12,473
Wells Fargo & Co.	761	35,073
Zions Bancorp	35	1,407

		213,968

Beverages — 1.9%
Brown-Forman Corp., Class B	30	1,421
Coca-Cola Co. (The)	688	32,589
Constellation Brands, Inc., Class A	30	4,800
Molson Coors Brewing Co., Class B	34	1,890
Monster Beverage Corp. *	72	3,521
PepsiCo, Inc.	254	28,018

		72,239

Biotechnology — 2.6%
AbbVie, Inc.	270	24,914
Alexion Pharmaceuticals, Inc. *	40	3,902
Amgen, Inc.	114	22,287
Biogen, Inc. *	36	10,893
Celgene Corp. *	126	8,052
Gilead Sciences, Inc.	232	14,537
Incyte Corp. *	32	2,018
Regeneron Pharmaceuticals, Inc. *	14	5,208
Vertex Pharmaceuticals, Inc. *	46	7,608

		99,419

Building Products — 0.3%
Allegion plc	17	1,361
AO Smith Corp.	26	1,104
Fortune Brands Home & Security, Inc.	25	965
Johnson Controls International plc	166	4,922
Masco Corp.	55	1,605

		9,957

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN EQUITY FUNDS	7

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Capital Markets — 2.7%
Affiliated Managers Group, Inc.	9	922
Ameriprise Financial, Inc.	25	2,613
Bank of New York Mellon Corp. (The)	163	7,693
BlackRock, Inc.	22	8,570
Cboe Global Markets, Inc.	20	1,972
Charles Schwab Corp. (The)	216	8,968
CME Group, Inc.	64	12,092
E *TRADE Financial Corp.	46	2,004
Franklin Resources, Inc.	53	1,586
Goldman Sachs Group, Inc. (The)	62	10,382
Intercontinental Exchange, Inc.	102	7,709
Invesco Ltd.	74	1,237
Moody’s Corp.	30	4,194
Morgan Stanley	235	9,313
MSCI, Inc.	16	2,332
Nasdaq, Inc.	21	1,682
Northern Trust Corp.	40	3,325
Raymond James Financial, Inc.	23	1,724
S&P Global, Inc.	45	7,660
State Street Corp.	68	4,300
T. Rowe Price Group, Inc.	41	3,752

		104,030

Chemicals — 2.1%
Air Products & Chemicals, Inc.	39	6,313
Albemarle Corp. (a)	19	1,471
Celanese Corp.	24	2,162
CF Industries Holdings, Inc.	41	1,804
DowDuPont, Inc.	412	22,044
Eastman Chemical Co.	25	1,839
Ecolab, Inc.	46	6,730
FMC Corp.	24	1,789
International Flavors & Fragrances, Inc. (a)	18	2,443
Linde plc (United Kingdom)	99	15,448
LyondellBasell Industries NV, Class A	57	4,700
Mosaic Co. (The)	64	1,861
PPG Industries, Inc.	43	4,406
Sherwin-Williams Co. (The)	15	5,824

		78,834

Commercial Services & Supplies — 0.4%
Cintas Corp.	16	2,613
Copart, Inc. *	37	1,768
Republic Services, Inc.	39	2,817
Rollins, Inc.	26	955
Waste Management, Inc.	70	6,271

		14,424

INVESTMENTS	SHARES (000)	VALUE ($000)

Communications Equipment — 1.1%
Arista Networks, Inc. *	9	1,970
Cisco Systems, Inc.	808	34,999
F5 Networks, Inc. *	11	1,765
Juniper Networks, Inc.	62	1,669
Motorola Solutions, Inc.	29	3,380

		43,783

Construction & Engineering — 0.1%
Fluor Corp.	25	814
Jacobs Engineering Group, Inc.	21	1,256
Quanta Services, Inc.	26	789

		2,859

Construction Materials — 0.1%
Martin Marietta Materials, Inc.	11	1,936
Vulcan Materials Co.	24	2,344

		4,280

Consumer Finance — 0.6%
American Express Co.	126	11,996
Capital One Financial Corp.	85	6,433
Discover Financial Services	60	3,560
Synchrony Financial	119	2,787

		24,776

Containers & Packaging — 0.3%
Avery Dennison Corp.	16	1,399
Ball Corp.	61	2,802
International Paper Co.	73	2,937
Packaging Corp. of America	17	1,417
Sealed Air Corp. (a)	28	982
Westrock Co.	46	1,720

		11,257

Distributors — 0.1%
Genuine Parts Co.	26	2,532
LKQ Corp. *	57	1,356

		3,888

Diversified Consumer Services — 0.0% (c)
H&R Block, Inc. (a)	37	937

Diversified Financial Services — 1.9%
Berkshire Hathaway, Inc., Class B *	350	71,362
Jefferies Financial Group, Inc.	50	877

		72,239

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Diversified Telecommunication Services — 2.1%
AT&T, Inc.	1,308	37,318
CenturyLink, Inc.	171	2,589
Verizon Communications, Inc.	742	41,735

		81,642

Electric Utilities — 2.0%
Alliant Energy Corp.	42	1,790
American Electric Power Co., Inc.	89	6,621
Duke Energy Corp.	128	11,053
Edison International	59	3,323
Entergy Corp.	33	2,801
Evergy, Inc.	47	2,687
Eversource Energy	57	3,703
Exelon Corp.	174	7,835
FirstEnergy Corp. (a)	87	3,278
NextEra Energy, Inc.	86	14,925
PG&E Corp. *	93	2,213
Pinnacle West Capital Corp.	20	1,716
PPL Corp.	129	3,666
Southern Co. (The)	185	8,119
Xcel Energy, Inc.	92	4,550

		78,280

Electrical Equipment — 0.5%
AMETEK, Inc.	42	2,823
Eaton Corp. plc	78	5,346
Emerson Electric Co.	112	6,722
Rockwell Automation, Inc.	22	3,263

		18,154

Electronic Equipment, Instruments & Components — 0.5%
Amphenol Corp., Class A	54	4,386
Corning, Inc.	144	4,344
FLIR Systems, Inc.	25	1,082
IPG Photonics Corp. * (a)	6	728
Keysight Technologies, Inc. *	34	2,091
TE Connectivity Ltd.	62	4,661

		17,292

Energy Equipment & Services — 0.5%
Baker Hughes a GE Co.	92	1,983
Halliburton Co.	157	4,183
Helmerich & Payne, Inc.	20	939
National Oilwell Varco, Inc.	69	1,770
Schlumberger Ltd.	249	8,977
TechnipFMC plc (United Kingdom) (a)	76	1,497

		19,349

INVESTMENTS	SHARES (000)	VALUE ($000)

Entertainment — 2.0%
Activision Blizzard, Inc.	137	6,384
Electronic Arts, Inc. *	54	4,283
Netflix, Inc. *	78	20,971
Take-Two Interactive Software, Inc. *	20	2,106
Twenty-First Century Fox, Inc., Class A	190	9,138
Twenty-First Century Fox, Inc., Class B	88	4,181
Viacom, Inc., Class B	63	1,632
Walt Disney Co. (The)	267	29,326

		78,021

Equity Real Estate Investment Trusts (REITs) — 2.9%
Alexandria Real Estate Equities, Inc. (a)	19	2,226
American Tower Corp.	79	12,519
Apartment Investment & Management Co., Class A	28	1,227
AvalonBay Communities, Inc.	25	4,322
Boston Properties, Inc.	28	3,123
Crown Castle International Corp.	75	8,097
Digital Realty Trust, Inc.	37	3,949
Duke Realty Corp.	64	1,667
Equinix, Inc.	14	5,092
Equity Residential	66	4,370
Essex Property Trust, Inc.	12	2,910
Extra Space Storage, Inc.	23	2,057
Federal Realty Investment Trust (a)	13	1,566
HCP, Inc.	86	2,396
Host Hotels & Resorts, Inc.	133	2,223
Iron Mountain, Inc.	51	1,667
Kimco Realty Corp.	76	1,109
Macerich Co. (The)	19	823
Mid-America Apartment Communities, Inc.	20	1,957
Prologis, Inc.	113	6,641
Public Storage	27	5,453
Realty Income Corp.	53	3,342
Regency Centers Corp.	30	1,786
SBA Communications Corp. *	20	3,296
Simon Property Group, Inc.	56	9,335
SL Green Realty Corp.	15	1,212
UDR, Inc.	50	1,961
Ventas, Inc.	64	3,752
Vornado Realty Trust	31	1,930
Welltower, Inc.	67	4,684
Weyerhaeuser Co.	135	2,942

		109,634

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN EQUITY FUNDS	9

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Food & Staples Retailing — 1.5%
Costco Wholesale Corp.	79	16,038
Kroger Co. (The)	143	3,943
Sysco Corp.	86	5,383
Walgreens Boots Alliance, Inc.	144	9,869
Walmart, Inc.	256	23,824

		59,057

Food Products — 1.1%
Archer-Daniels-Midland Co.	101	4,127
Campbell Soup Co. (a)	35	1,142
Conagra Brands, Inc.	87	1,863
General Mills, Inc.	107	4,171
Hershey Co. (The)	25	2,700
Hormel Foods Corp. (a)	49	2,091
JM Smucker Co. (The)	20	1,911
Kellogg Co.	46	2,595
Kraft Heinz Co. (The)	112	4,809
Lamb Weston Holdings, Inc.	26	1,935
McCormick & Co., Inc. (Non-Voting)	22	3,046
Mondelez International, Inc., Class A	261	10,456
Tyson Foods, Inc., Class A	53	2,831

		43,677

Health Care Equipment & Supplies — 3.3%
Abbott Laboratories	316	22,823
ABIOMED, Inc. *	8	2,630
Align Technology, Inc. *	13	2,739
Baxter International, Inc.	89	5,852
Becton Dickinson and Co.	48	10,859
Boston Scientific Corp. *	249	8,786
Cooper Cos., Inc. (The)	9	2,247
Danaher Corp.	111	11,427
Dentsply Sirona, Inc.	40	1,488
Edwards Lifesciences Corp. *	38	5,753
Hologic, Inc. *	48	1,989
IDEXX Laboratories, Inc. *	15	2,882
Intuitive Surgical, Inc. *	21	9,826
Medtronic plc	241	21,948
ResMed, Inc.	26	2,915
Stryker Corp.	56	8,746
Varian Medical Systems, Inc. *	16	1,855
Zimmer Biomet Holdings, Inc.	37	3,801

		128,566

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Providers & Services — 3.1%
AmerisourceBergen Corp.	28	2,096
Anthem, Inc.	46	12,204
Cardinal Health, Inc.	54	2,387
Centene Corp. *	37	4,254
Cigna Corp.	68	12,992
CVS Health Corp.	232	15,223
DaVita, Inc. *	23	1,166
HCA Healthcare, Inc.	48	6,002
Henry Schein, Inc. * (a)	27	2,150
Humana, Inc.	25	7,061
Laboratory Corp. of America Holdings *	18	2,291
McKesson Corp.	35	3,878
Quest Diagnostics, Inc.	24	2,036
UnitedHealth Group, Inc.	173	43,058
Universal Health Services, Inc., Class B	15	1,785
WellCare Health Plans, Inc. *	9	2,121

		120,704

Health Care Technology — 0.1%
Cerner Corp. *	59	3,104

Hotels, Restaurants & Leisure — 1.8%
Carnival Corp.	72	3,546
Chipotle Mexican Grill, Inc. *	4	1,897
Darden Restaurants, Inc.	22	2,227
Hilton Worldwide Holdings, Inc.	53	3,826
Marriott International, Inc., Class A	51	5,522
McDonald’s Corp.	139	24,594
MGM Resorts International	90	2,183
Norwegian Cruise Line Holdings Ltd. *	40	1,675
Royal Caribbean Cruises Ltd.	31	3,011
Starbucks Corp.	223	14,354
Wynn Resorts Ltd.	18	1,739
Yum! Brands, Inc.	56	5,157

		69,731

Household Durables — 0.3%
DR Horton, Inc.	62	2,132
Garmin Ltd.	22	1,375
Leggett & Platt, Inc.	23	840
Lennar Corp., Class A	53	2,058
Mohawk Industries, Inc. *	11	1,325
Newell Brands, Inc. (a)	77	1,434
PulteGroup, Inc.	46	1,207
Whirlpool Corp.	11	1,225

		11,596

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Household Products — 1.7%
Church & Dwight Co., Inc.	44	2,909
Clorox Co. (The) (a)	23	3,535
Colgate-Palmolive Co. (a)	156	9,274
Kimberly-Clark Corp.	62	7,089
Procter & Gamble Co. (The)	448	41,144

		63,951

Independent Power and Renewable Electricity Producers — 0.1%
AES Corp.	119	1,720
NRG Energy, Inc.	52	2,063

		3,783

Industrial Conglomerates — 1.4%
3M Co.	105	19,933
General Electric Co.	1,563	11,830
Honeywell International, Inc.	133	17,572
Roper Technologies, Inc.	19	4,952

		54,287

Insurance — 2.3%
Aflac, Inc.	137	6,231
Allstate Corp. (The)	62	5,113
American International Group, Inc.	159	6,264
Aon plc	43	6,290
Arthur J Gallagher & Co.	33	2,432
Assurant, Inc.	9	838
Brighthouse Financial, Inc. *	21	649
Chubb Ltd.	83	10,694
Cincinnati Financial Corp.	27	2,105
Everest Re Group Ltd.	7	1,590
Hartford Financial Services Group, Inc. (The)	64	2,865
Lincoln National Corp.	38	1,969
Loews Corp.	50	2,261
Marsh & McLennan Cos., Inc. (a)	90	7,217
MetLife, Inc.	177	7,280
Principal Financial Group, Inc.	47	2,089
Progressive Corp. (The)	105	6,320
Prudential Financial, Inc.	74	6,051
Torchmark Corp.	18	1,374
Travelers Cos., Inc. (The)	48	5,699
Unum Group	39	1,155
Willis Towers Watson plc	23	3,545

		90,031

Interactive Media & Services — 4.5%
Alphabet, Inc., Class A *	54	56,128
Alphabet, Inc., Class C *	55	57,242

INVESTMENTS	SHARES (000)	VALUE ($000)

Interactive Media & Services — continued
Facebook, Inc., Class A *	432	56,582
TripAdvisor, Inc. *	18	992
Twitter, Inc. *	130	3,734

		174,678

Internet & Direct Marketing Retail — 3.4%
Amazon.com, Inc. *	74	110,833
Booking Holdings, Inc. *	8	14,338
eBay, Inc. *	163	4,564
Expedia Group, Inc.	21	2,398

		132,133

IT Services — 4.7%
Accenture plc, Class A	115	16,149
Akamai Technologies, Inc. *	29	1,787
Alliance Data Systems Corp.	8	1,263
Automatic Data Processing, Inc.	79	10,312
Broadridge Financial Solutions, Inc.	21	2,019
Cognizant Technology Solutions Corp., Class A	104	6,604
DXC Technology Co.	50	2,676
Fidelity National Information Services, Inc.	59	6,034
Fiserv, Inc. * (a)	72	5,261
FleetCor Technologies, Inc. *	16	2,959
Gartner, Inc. *	16	2,088
Global Payments, Inc.	28	2,931
International Business Machines Corp.	163	18,559
Jack Henry & Associates, Inc.	14	1,757
Mastercard, Inc., Class A	163	30,796
Paychex, Inc.	57	3,741
PayPal Holdings, Inc. *	212	17,802
Total System Services, Inc.	30	2,451
VeriSign, Inc. *	19	2,834
Visa, Inc., Class A	316	41,654
Western Union Co. (The)	80	1,357

		181,034

Leisure Products — 0.1%
Hasbro, Inc.	21	1,699
Mattel, Inc. * (a)	62	619

		2,318

Life Sciences Tools & Services — 1.0%
Agilent Technologies, Inc.	57	3,864
Illumina, Inc. *	26	7,921
IQVIA Holdings, Inc. *	28	3,307
Mettler-Toledo International, Inc. *	5	2,545
PerkinElmer, Inc. (a)	20	1,570

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN EQUITY FUNDS	11

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Life Sciences Tools & Services — continued
Thermo Fisher Scientific, Inc.	72	16,186
Waters Corp. *	14	2,567

		37,960

Machinery — 1.5%
Caterpillar, Inc.	106	13,472
Cummins, Inc.	27	3,547
Deere & Co.	58	8,621
Dover Corp.	26	1,865
Flowserve Corp. (a)	24	894
Fortive Corp.	53	3,572
Illinois Tool Works, Inc.	55	6,948
Ingersoll-Rand plc	44	4,026
PACCAR, Inc.	63	3,587
Parker-Hannifin Corp.	24	3,546
Pentair plc (United Kingdom)	29	1,084
Snap-on, Inc. (a)	10	1,454
Stanley Black & Decker, Inc.	27	3,250
Xylem, Inc.	32	2,154

		58,020

Media — 1.3%
CBS Corp. (Non-Voting), Class B	60	2,645
Charter Communications, Inc., Class A *	32	9,024
Comcast Corp., Class A	816	27,773
Discovery, Inc., Class A * (a)	28	697
Discovery, Inc., Class C *	65	1,494
DISH Network Corp., Class A *	41	1,028
Interpublic Group of Cos., Inc. (The) (a)	69	1,425
News Corp., Class A	69	785
News Corp., Class B	22	257
Omnicom Group, Inc. (a)	40	2,949

		48,077

Metals & Mining — 0.2%
Freeport-McMoRan, Inc.	260	2,684
Newmont Mining Corp.	96	3,316
Nucor Corp.	56	2,922

		8,922

Multiline Retail — 0.5%
Dollar General Corp.	47	5,105
Dollar Tree, Inc. * (a)	43	3,861
Kohl’s Corp.	30	1,968
Macy’s, Inc.	55	1,645
Nordstrom, Inc. (a)	20	953
Target Corp.	94	6,196

		19,728

INVESTMENTS	SHARES (000)	VALUE ($000)

Multi-Utilities — 1.1%
Ameren Corp.	44	2,863
CenterPoint Energy, Inc.	90	2,542
CMS Energy Corp. (a)	51	2,527
Consolidated Edison, Inc.	56	4,279
Dominion Energy, Inc.	118	8,428
DTE Energy Co.	33	3,605
NiSource, Inc.	65	1,655
Public Service Enterprise Group, Inc.	91	4,727
SCANA Corp.	26	1,224
Sempra Energy (a)	49	5,319
WEC Energy Group, Inc. (a)	57	3,926

		41,095

Oil, Gas & Consumable Fuels — 4.7%
Anadarko Petroleum Corp.	91	3,972
Apache Corp. (a)	68	1,790
Cabot Oil & Gas Corp.	77	1,731
Chevron Corp.	343	37,346
Cimarex Energy Co.	17	1,059
Concho Resources, Inc. *	36	3,698
ConocoPhillips	207	12,896
Devon Energy Corp.	84	1,896
Diamondback Energy, Inc.	28	2,569
EOG Resources, Inc.	104	9,086
Exxon Mobil Corp.	761	51,868
Hess Corp.	45	1,811
HollyFrontier Corp.	29	1,464
Kinder Morgan, Inc.	341	5,245
Marathon Oil Corp.	149	2,142
Marathon Petroleum Corp.	124	7,324
Newfield Exploration Co. *	36	528
Noble Energy, Inc.	86	1,617
Occidental Petroleum Corp.	136	8,326
ONEOK, Inc. (a)	74	3,987
Phillips 66	76	6,566
Pioneer Natural Resources Co.	31	4,028
Valero Energy Corp.	76	5,715
Williams Cos., Inc. (The)	217	4,796

		181,460

Personal Products — 0.1%
Coty, Inc., Class A	81	531
Estee Lauder Cos., Inc. (The), Class A	40	5,140

		5,671

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Pharmaceuticals — 5.1%
Allergan plc	57	7,613
Bristol-Myers Squibb Co.	293	15,243
Eli Lilly & Co.	169	19,601
Johnson & Johnson	482	62,182
Merck & Co., Inc.	467	35,698
Mylan NV *	93	2,538
Nektar Therapeutics *	31	1,022
Perrigo Co. plc	22	870
Pfizer, Inc.	1,039	45,331
Zoetis, Inc.	86	7,384

		197,482

Professional Services — 0.3%
Equifax, Inc.	22	2,018
IHS Markit Ltd. * (a)	64	3,091
Nielsen Holdings plc	64	1,488
Robert Half International, Inc.	22	1,248
Verisk Analytics, Inc. *	30	3,225

		11,070

Real Estate Management & Development — 0.1%
CBRE Group, Inc., Class A *	57	2,280

Road & Rail — 1.0%
CSX Corp.	144	8,954
JB Hunt Transport Services, Inc.	16	1,460
Kansas City Southern	18	1,744
Norfolk Southern Corp.	49	7,317
Union Pacific Corp.	132	18,298

		37,773

Semiconductors & Semiconductor Equipment — 3.7%
Advanced Micro Devices, Inc. *	158	2,917
Analog Devices, Inc.	67	5,708
Applied Materials, Inc.	177	5,782
Broadcom, Inc.	74	18,888
Intel Corp.	820	38,481
KLA-Tencor Corp.	28	2,461
Lam Research Corp.	28	3,796
Maxim Integrated Products, Inc.	50	2,531
Microchip Technology, Inc. (a)	42	3,056
Micron Technology, Inc. *	201	6,385
NVIDIA Corp.	110	14,630
Qorvo, Inc. *	22	1,363
QUALCOMM, Inc.	218	12,394
Skyworks Solutions, Inc.	32	2,138
Texas Instruments, Inc.	173	16,308
Xilinx, Inc.	45	3,872

		140,710

INVESTMENTS	SHARES (000)	VALUE ($000)

Software — 6.1%
Adobe, Inc. *	88	19,841
ANSYS, Inc. *	15	2,146
Autodesk, Inc. *	39	5,060
Cadence Design Systems, Inc. *	51	2,204
Citrix Systems, Inc.	23	2,357
Fortinet, Inc. *	26	1,832
Intuit, Inc.	47	9,179
Microsoft Corp.	1,389	141,037
Oracle Corp.	458	20,670
Red Hat, Inc. *	32	5,578
salesforce.com, Inc. *	137	18,825
Symantec Corp.	115	2,169
Synopsys, Inc. *	27	2,259

		233,157

Specialty Retail — 2.3%
Advance Auto Parts, Inc.	13	2,062
AutoZone, Inc. *	5	3,798
Best Buy Co., Inc.	42	2,228
CarMax, Inc. * (a)	31	1,968
Foot Locker, Inc. (a)	21	1,098
Gap, Inc. (The)	38	989
Home Depot, Inc. (The)	203	34,868
L Brands, Inc.	41	1,053
Lowe’s Cos., Inc.	144	13,324
O’Reilly Automotive, Inc. *	14	4,955
Ross Stores, Inc.	67	5,581
Tiffany & Co.	19	1,569
TJX Cos., Inc. (The)	222	9,947
Tractor Supply Co.	22	1,830
Ulta Beauty, Inc. *	10	2,478

		87,748

Technology Hardware, Storage & Peripherals — 3.7%
Apple, Inc.	810	127,758
Hewlett Packard Enterprise Co.	256	3,377
HP, Inc.	284	5,817
NetApp, Inc.	45	2,700
Seagate Technology plc	47	1,806
Western Digital Corp.	52	1,922
Xerox Corp.	37	736

		144,116

Textiles, Apparel & Luxury Goods — 0.7%
Hanesbrands, Inc.	65	812
Michael Kors Holdings Ltd. *	27	1,024

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN EQUITY FUNDS	13

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Textiles, Apparel & Luxury Goods — continued

NIKE, Inc., Class B	229	16,957

PVH Corp.	14	1,265

Ralph Lauren Corp.	10	1,014

Tapestry, Inc.	52	1,757

Under Armour, Inc., Class A * (a)	34	596

Under Armour, Inc., Class C *	35	559

VF Corp.	58	4,170

		28,154

Tobacco — 0.9%

Altria Group, Inc.	338	16,674

Philip Morris International, Inc.	279	18,645

		35,319

Trading Companies & Distributors — 0.2%

Fastenal Co.	52	2,697

United Rentals, Inc. *	15	1,494

WW Grainger, Inc.	8	2,314

		6,505

Water Utilities — 0.1%

American Water Works Co., Inc.	32	2,945

Total Common stocks (Cost $2,727,725)		3,779,955

Short-Term Investments — 1.8%

Investment Companies — 1.8%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (d) (e) (Cost $69,210)	69,210	69,210

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment of Cash Collateral from Securities Loaned — 0.7%

JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.60% (d) (e)	18,002	18,000

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (d) (e)	7,740	7,740

Total Investment of Cash Collateral from Securities Loaned (Cost $25,740)		25,740

Total Investments — 100.8% (Cost $2,822,675)		3,874,905
Liabilities in Excess of Other Assets — (0.8%)		(29,961)

NET ASSETS — 100.0%		3,844,944

Percentages indicated are based on net assets.

Abbreviations
MSCI	Morgan Stanley Capital International
(a)	The security or a portion of this security is on loan at December 31, 2018. The total value of securities on loan at December 31, 2018 is approximately $25,304,000.
(b)	Investment in affiliate. This security is included in an index in which the Fund, as an index fund, invests.
(c)	Amountrounds to less than 0.1% of net assets.
(d)	Investmentin affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)	Therate shown is the current yield as of December 31, 2018.
*	Non-incomeproducing security.

Futures contracts outstanding as of December 31, 2018 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts
S&P 500 E-Mini Index	560	03/2019	USD	70,084	(157)

					(157)

Abbreviations
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2018

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.5%
Aerospace & Defense — 1.2%
Aerojet Rocketdyne Holdings, Inc. *	23	821
Axon Enterprise, Inc. *	23	1,006
Curtiss-Wright Corp.	17	1,685
Engility Holdings, Inc. *	63	1,783
Moog, Inc., Class A	22	1,703
Teledyne Technologies, Inc. *	14	2,940
Triumph Group, Inc. (a)	18	203

		10,141

Air Freight & Logistics — 0.4%
Echo Global Logistics, Inc. *	11	222
Forward Air Corp.	12	664
Hub Group, Inc., Class A *	68	2,515

		3,401

Airlines — 0.5%
Hawaiian Holdings, Inc.	21	541
JetBlue Airways Corp. *	149	2,390
SkyWest, Inc.	33	1,454

		4,385

Auto Components — 1.0%
American Axle & Manufacturing Holdings, Inc. *	41	455
Cooper-Standard Holdings, Inc. *	30	1,832
Dana, Inc.	187	2,545
Delphi Technologies plc	39	564
Fox Factory Holding Corp. *	14	848
Gentex Corp.	105	2,112

		8,356

Automobiles — 0.2%
Thor Industries, Inc.	20	1,037
Winnebago Industries, Inc.	12	281

		1,318

Banks — 7.5%
Ameris Bancorp	12	393
Associated Banc-Corp.	122	2,410
BancorpSouth Bank	41	1,068
Bank of Hawaii Corp.	25	1,665
Bank OZK	21	473
Banner Corp.	55	2,964
Boston Private Financial Holdings, Inc.	29	308
Brookline Bancorp, Inc.	28	380
Cathay General Bancorp	30	1,010
Columbia Banking System, Inc.	24	862
Commerce Bancshares, Inc.	59	3,308

INVESTMENTS	SHARES (000)	VALUE ($000)

Banks — continued
Community Bank System, Inc. (a)	13	733
Cullen/Frost Bankers, Inc.	24	2,111
East West Bancorp, Inc.	113	4,921
First BanCorp (Puerto Rico)	285	2,450
First Financial Bancorp	18	437
First Horizon National Corp.	101	1,329
First Midwest Bancorp, Inc.	140	2,776
Fulton Financial Corp.	78	1,208
Green Bancorp, Inc.	9	161
Hancock Whitney Corp.	82	2,838
Hanmi Financial Corp.	53	1,046
Home BancShares, Inc.	32	518
Independent Bank Corp.	11	779
International Bancshares Corp.	21	712
LegacyTexas Financial Group, Inc.	14	452
MB Financial, Inc.	21	814
NBT Bancorp, Inc.	13	447
OFG Bancorp (Puerto Rico) (a)	19	309
Opus Bank	8	149
PacWest Bancorp	88	2,932
Pinnacle Financial Partners, Inc.	28	1,302
Signature Bank	17	1,717
Synovus Financial Corp.	44	1,411
TCF Financial Corp.	220	4,284
Texas Capital Bancshares, Inc. *	20	1,012
Trustmark Corp. (a)	24	691
UMB Financial Corp.	14	854
Umpqua Holdings Corp.	209	3,315
United Community Banks, Inc.	106	2,266
Webster Financial Corp.	36	1,779
Wintrust Financial Corp.	52	3,452

		64,046

Biotechnology — 1.6%
Acorda Therapeutics, Inc. *	53	823
AMAG Pharmaceuticals, Inc. * (a)	94	1,426
Eagle Pharmaceuticals, Inc. *	16	661
Emergent BioSolutions, Inc. *	7	391
Ligand Pharmaceuticals, Inc. *	13	1,723
Momenta Pharmaceuticals, Inc. *	117	1,295
Myriad Genetics, Inc. *	26	753
Spectrum Pharmaceuticals, Inc. *	146	1,273
United Therapeutics Corp. *	48	5,181

		13,526

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN EQUITY FUNDS	15

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Building Products — 0.7%
Apogee Enterprises, Inc.	11	322
Gibraltar Industries, Inc. *	12	427
Insteel Industries, Inc.	8	192
Lennox International, Inc.	10	2,092
Patrick Industries, Inc. *	10	308
PGT Innovations, Inc. * (a)	17	271
Universal Forest Products, Inc.	76	1,982

		5,594

Capital Markets — 2.1%
Blucora, Inc. *	48	1,265
Donnelley Financial Solutions, Inc. *	10	140
Eaton Vance Corp. (a)	48	1,674
Evercore, Inc., Class A	41	2,913
FactSet Research Systems, Inc.	15	3,062
Federated Investors, Inc., Class B	39	1,033
INTL. FCStone, Inc. * (a)	6	227
Investment Technology Group, Inc.	16	472
Janus Henderson Group plc (United Kingdom) (a)	38	791
Legg Mason, Inc.	34	857
Piper Jaffray Cos.	13	824
SEI Investments Co.	52	2,418
Stifel Financial Corp.	58	2,416

		18,092

Chemicals — 2.3%
AdvanSix, Inc. *	31	742
American Vanguard Corp.	11	170
Ashland Global Holdings, Inc.	25	1,765
Cabot Corp.	48	2,055
Chemours Co. (The)	117	3,293
FutureFuel Corp.	41	645
Hawkins, Inc.	4	160
Ingevity Corp. *	16	1,356
Innophos Holdings, Inc.	23	562
Innospec, Inc.	9	550
Kraton Corp. *	24	522
Minerals Technologies, Inc.	14	741
PolyOne Corp.	32	918
Rayonier Advanced Materials, Inc.	47	505
RPM International, Inc.	44	2,562
Scotts Miracle-Gro Co. (The) (a)	16	996
Stepan Co.	26	1,937

		19,479

INVESTMENTS	SHARES (000)	VALUE ($000)

Commercial Services & Supplies — 1.6%
ABM Industries, Inc. (a)	21	677
Brink’s Co. (The) (a)	19	1,254
Clean Harbors, Inc. *	15	760
Essendant, Inc.	103	1,297
Herman Miller, Inc.	38	1,163
HNI Corp.	16	555
Interface, Inc.	25	352
LSC Communications, Inc.	80	560
MSA Safety, Inc.	12	1,094
Pitney Bowes, Inc.	69	406
RR Donnelley & Sons Co.	73	289
Tetra Tech, Inc.	65	3,374
UniFirst Corp.	6	916
Viad Corp.	20	989

		13,686

Communications Equipment — 0.9%
Ciena Corp. *	61	2,062
Comtech Telecommunications Corp.	9	219
Digi International, Inc. *	52	528
InterDigital, Inc.	12	824
Lumentum Holdings, Inc. * (a)	47	1,962
NETGEAR, Inc. * (a)	20	1,014
Viavi Solutions, Inc. *	86	861

		7,470

Construction & Engineering — 1.9%
AECOM *	115	3,044
Aegion Corp. *	84	1,375
Comfort Systems USA, Inc.	38	1,657
EMCOR Group, Inc.	56	3,346
KBR, Inc.	178	2,701
MasTec, Inc. * (a)	27	1,099
MYR Group, Inc. *	56	1,566
Orion Group Holdings, Inc. *	61	263
Valmont Industries, Inc.	9	943

		15,994

Construction Materials — 0.0% (b)
US Concrete, Inc. *	5	176

Consumer Finance — 0.7%
Enova International, Inc. *	14	263
FirstCash, Inc.	43	3,075
Green Dot Corp., Class A *	18	1,447
SLM Corp. *	168	1,392

		6,177

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Containers & Packaging — 0.8%
AptarGroup, Inc.	7	630
Bemis Co., Inc.	9	432
Greif, Inc., Class A	21	761
Owens-Illinois, Inc. * (a)	91	1,572
Silgan Holdings, Inc.	85	2,005
Sonoco Products Co.	23	1,227

		6,627

Distributors — 0.1%
Core-Mark Holding Co., Inc.	37	860
Pool Corp. (a)	1	193

		1,053

Diversified Consumer Services — 0.5%
Adtalem Global Education, Inc. *	22	1,050
American Public Education, Inc. *	7	208
Graham Holdings Co., Class B	2	1,153
Sotheby’s * (a)	6	219
Strategic Education, Inc.	9	1,028
Weight Watchers International, Inc. *	15	594

		4,252

Diversified Telecommunication Services — 0.4%
ATN International, Inc. (a)	4	293
Frontier Communications Corp. (a)	28	67
Vonage Holdings Corp. *	354	3,091

		3,451

Electric Utilities — 2.0%
ALLETE, Inc.	42	3,163
El Paso Electric Co.	31	1,569
Hawaiian Electric Industries, Inc.	73	2,670
IDACORP, Inc.	33	3,049
OGE Energy Corp.	143	5,601
PNM Resources, Inc.	32	1,323

		17,375

Electrical Equipment — 1.5%
Acuity Brands, Inc.	15	1,759
Encore Wire Corp.	9	446
EnerSys	50	3,843
Hubbell, Inc.	21	2,124
nVent Electric plc (United Kingdom)	30	674
Regal Beloit Corp.	51	3,569

		12,415

INVESTMENTS	SHARES (000)	VALUE ($000)

Electronic Equipment, Instruments & Components — 4.6%
Anixter International, Inc. *	11	619
Arrow Electronics, Inc. *	58	4,016
Avnet, Inc.	76	2,760
Bel Fuse, Inc., Class B	28	520
Belden, Inc. (a)	15	627
Cognex Corp.	9	333
Coherent, Inc. *	9	940
Electro Scientific Industries, Inc. *	16	470
ePlus, Inc. *	16	1,167
Fabrinet (Thailand) *	49	2,504
Insight Enterprises, Inc. *	27	1,084
Jabil, Inc.	145	3,604
KEMET Corp.	28	486
Littelfuse, Inc. (a)	8	1,408
Methode Electronics, Inc.	63	1,471
National Instruments Corp.	59	2,677
Plexus Corp. * (a)	13	674
Sanmina Corp. *	111	2,659
ScanSource, Inc. *	35	1,207
SYNNEX Corp. (a)	9	720
Tech Data Corp. *	49	4,025
Trimble, Inc. *	77	2,542
TTM Technologies, Inc. * (a)	33	323
Vishay Intertechnology, Inc.	52	934
Zebra Technologies Corp., Class A *	10	1,560

		39,330

Energy Equipment & Services — 1.1%
Apergy Corp. *	31	850
Archrock, Inc.	53	395
C&J Energy Services, Inc. *	26	346
Ensco plc, Class A (a)	68	240
Era Group, Inc. *	34	295
Exterran Corp. *	90	1,592
Helix Energy Solutions Group, Inc. *	33	179
KLX Energy Services Holdings, Inc. *	8	187
Matrix Service Co. *	24	427
McDermott International, Inc. * (a)	124	811
Newpark Resources, Inc. * (a)	35	242
Noble Corp. plc * (a)	89	234
Oceaneering International, Inc. * (a)	41	501
Oil States International, Inc. *	25	355
Patterson-UTI Energy, Inc.	78	810
Pioneer Energy Services Corp. *	28	35
Rowan Cos. plc, Class A * (a)	46	384

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN EQUITY FUNDS	17

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Energy Equipment & Services — 1.1%
TETRA Technologies, Inc. *	52	88
Transocean Ltd. * (a)	177	1,225
Unit Corp. *	22	307
US Silica Holdings, Inc. (a)	18	179

		9,682

Entertainment — 0.6%
Cinemark Holdings, Inc.	42	1,507
Live Nation Entertainment, Inc. * (a)	54	2,653
World Wrestling Entertainment, Inc., Class A (a)	16	1,181

		5,341

Equity Real Estate Investment Trusts (REITs) — 8.4%
Agree Realty Corp.	34	1,998
American Assets Trust, Inc.	91	3,651
American Campus Communities, Inc.	80	3,297
Armada Hoffler Properties, Inc.	195	2,735
Camden Property Trust	53	4,707
Chatham Lodging Trust	16	285
Chesapeake Lodging Trust	23	558
CoreCivic, Inc.	70	1,253
CoreSite Realty Corp.	18	1,588
Corporate Office Properties Trust	103	2,173
Cousins Properties, Inc.	443	3,497
CyrusOne, Inc. (a)	30	1,608
DiamondRock Hospitality Co.	226	2,052
Douglas Emmett, Inc.	68	2,334
EPR Properties	8	532
First Industrial Realty Trust, Inc. (a)	44	1,255
GEO Group, Inc. (The)	120	2,373
Getty Realty Corp.	99	2,902
Hersha Hospitality Trust	15	260
Highwoods Properties, Inc.	102	3,947
Hospitality Properties Trust	154	3,667
JBG SMITH Properties	37	1,295
Kilroy Realty Corp. (a)	35	2,198
Kite Realty Group Trust	77	1,088
Liberty Property Trust	58	2,429
Life Storage, Inc.	20	1,813
Medical Properties Trust, Inc.	71	1,135
National Storage Affiliates Trust	41	1,087
Pebblebrook Hotel Trust	34	951
PotlatchDeltic Corp.	49	1,565
PS Business Parks, Inc.	12	1,527
Rayonier, Inc.	122	3,373
Sabra Health Care REIT, Inc.	61	1,008

INVESTMENTS	SHARES (000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — continued
Saul Centers, Inc.	4	212
Senior Housing Properties Trust	165	1,938
Summit Hotel Properties, Inc.	41	399
Taubman Centers, Inc.	25	1,155
Uniti Group, Inc. * (a)	68	1,065
Urstadt Biddle Properties, Inc., Class A	12	238
Weingarten Realty Investors	17	423

		71,571

Food & Staples Retailing — 0.4%
Casey’s General Stores, Inc.	14	1,814
SpartanNash Co.	64	1,094
Sprouts Farmers Market, Inc. *	8	186
United Natural Foods, Inc. *	20	213

		3,307

Food Products — 1.7%
Darling Ingredients, Inc. *	61	1,164
Dean Foods Co.	131	501
Flowers Foods, Inc. (a)	98	1,805
Hain Celestial Group, Inc. (The) *	26	417
Ingredion, Inc.	28	2,538
John B Sanfilippo & Son, Inc.	3	178
Post Holdings, Inc. *	43	3,859
Sanderson Farms, Inc. (a)	8	747
Seneca Foods Corp., Class A *	12	326
TreeHouse Foods, Inc. * (a)	54	2,758

		14,293

Gas Utilities — 2.0%
Atmos Energy Corp.	44	4,076
National Fuel Gas Co. (a)	40	2,065
New Jersey Resources Corp. (a)	35	1,618
Southwest Gas Holdings, Inc. (a)	19	1,450
Spire, Inc.	2	148
UGI Corp.	140	7,446

		16,803

Health Care Equipment & Supplies — 4.1%
Avanos Medical, Inc. *	19	833
Cantel Medical Corp.	14	1,027
CONMED Corp.	10	616
Globus Medical, Inc., Class A *	30	1,281
Haemonetics Corp. *	23	2,311
Hill-Rom Holdings, Inc.	50	4,428
ICU Medical, Inc. *	6	1,401
Inogen, Inc. *	2	273

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Health Care Equipment & Supplies — continued
Integer Holdings Corp. *	33	2,532
Integra LifeSciences Holdings Corp. *	27	1,222
Lantheus Holdings, Inc. *	60	936
LivaNova plc *	17	1,546
Masimo Corp. *	30	3,210
NuVasive, Inc. *	19	927
OraSure Technologies, Inc. *	21	250
Orthofix Medical, Inc. *	19	992
STERIS plc	33	3,569
Teleflex, Inc.	17	4,446
Varex Imaging Corp. *	15	348
West Pharmaceutical Services, Inc.	29	2,882

		35,030

Health Care Providers & Services — 3.5%
Acadia Healthcare Co., Inc. * (a)	18	455
Amedisys, Inc. *	12	1,347
AMN Healthcare Services, Inc. *	19	1,063
BioTelemetry, Inc. *	12	723
Chemed Corp.	6	1,813
Community Health Systems, Inc. * (a)	57	161
Cross Country Healthcare, Inc. *	98	718
Diplomat Pharmacy, Inc. * (a)	21	284
Encompass Health Corp.	88	5,411
Ensign Group, Inc. (The)	19	729
HealthEquity, Inc. *	17	1,014
LHC Group, Inc. *	11	1,023
Magellan Health, Inc. *	26	1,454
MEDNAX, Inc. *	80	2,643
Molina Healthcare, Inc. *	42	4,880
Owens & Minor, Inc.	138	871
Patterson Cos., Inc. (a)	78	1,539
Select Medical Holdings Corp. *	142	2,180
Tenet Healthcare Corp. * (a)	78	1,332

		29,640

Health Care Technology — 0.3%
Allscripts Healthcare Solutions, Inc. * (a)	75	720
HealthStream, Inc. (a)	12	280
HMS Holdings Corp. *	31	881
NextGen Healthcare Information Systems LLC *	20	297

		2,178

Hotels, Restaurants & Leisure — 2.1%
BJ’s Restaurants, Inc.	7	334
Boyd Gaming Corp.	34	702

INVESTMENTS	SHARES (000)	VALUE ($000)

Hotels, Restaurants & Leisure — continued
Brinker International, Inc. (a)	15	645
Cheesecake Factory, Inc. (The) (a)	19	823
Cracker Barrel Old Country Store, Inc. (a)	10	1,555
Dine Brands Global, Inc. (a)	7	451
Domino’s Pizza, Inc.	17	4,141
Dunkin’ Brands Group, Inc.	32	2,065
Jack in the Box, Inc.	9	722
Marriott Vacations Worldwide Corp.	22	1,523
Penn National Gaming, Inc. *	33	620
Red Robin Gourmet Burgers, Inc. *	5	139
Ruth’s Hospitality Group, Inc.	11	245
Texas Roadhouse, Inc.	26	1,543
Wyndham Destinations, Inc.	10	348
Wyndham Hotels & Resorts, Inc.	40	1,810

		17,666

Household Durables — 2.1%
Cavco Industries, Inc. * (a)	4	456
Helen of Troy Ltd. *	24	3,199
KB Home	137	2,609
La-Z-Boy, Inc.	18	488
MDC Holdings, Inc.	19	522
NVR, Inc. *	2	3,872
Toll Brothers, Inc.	119	3,932
TopBuild Corp. *	15	657
TRI Pointe Group, Inc. * (a)	59	639
Tupperware Brands Corp.	59	1,855
William Lyon Homes, Class A *	11	117

		18,346

Household Products — 0.2%
Central Garden & Pet Co., Class A *	18	550
Energizer Holdings, Inc.	23	1,058

		1,608

Industrial Conglomerates — 0.3%
Carlisle Cos., Inc.	25	2,496
Raven Industries, Inc.	13	452

		2,948

Insurance — 4.9%
Alleghany Corp.	7	4,402
American Equity Investment Life Holding Co.	34	958
American Financial Group, Inc.	54	4,850
Aspen Insurance Holdings Ltd. (Bermuda)	23	967
Brown & Brown, Inc.	66	1,831
CNO Financial Group, Inc.	66	987

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN EQUITY FUNDS	19

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Insurance — continued
First American Financial Corp.	78	3,460
Hanover Insurance Group, Inc. (The)	46	5,363
HCI Group, Inc.	3	127
Kemper Corp.	19	1,235
Maiden Holdings Ltd.	26	43
Navigators Group, Inc. (The)	5	367
Old Republic International Corp.	192	3,954
Primerica, Inc.	17	1,642
Reinsurance Group of America, Inc.	23	3,225
RenaissanceRe Holdings Ltd. (Bermuda) (a)	16	2,179
Safety Insurance Group, Inc.	5	417
Selective Insurance Group, Inc. (a)	20	1,242
Stewart Information Services Corp.	9	389
Third Point Reinsurance Ltd. (Bermuda) * (a)	33	320
United Insurance Holdings Corp.	38	635
Universal Insurance Holdings, Inc.	15	550
WR Berkley Corp.	34	2,481

		41,624

Interactive Media & Services — 0.3%
Cars.com, Inc. *	14	297
QuinStreet, Inc. * (a)	51	834
Yelp, Inc. *	30	1,032

		2,163

Internet & Direct Marketing Retail — 0.2%
Shutterfly, Inc. *	13	531
Stamps.com, Inc. *	6	872

		1,403

IT Services — 3.3%
CACI International, Inc., Class A *	26	3,689
Cardtronics plc, Class A *	17	449
CoreLogic, Inc. *	33	1,086
EVERTEC, Inc. (Puerto Rico)	86	2,463
ExlService Holdings, Inc. *	13	708
Leidos Holdings, Inc.	58	3,047
ManTech International Corp., Class A	12	638
MAXIMUS, Inc.	25	1,634
NIC, Inc.	21	262
Perficient, Inc. *	61	1,347
Perspecta, Inc.	108	1,856
Sabre Corp.	102	2,197
Science Applications International Corp.	17	1,064
Sykes Enterprises, Inc. *	78	1,921
Travelport Worldwide Ltd.	146	2,277

INVESTMENTS	SHARES (000)	VALUE ($000)

IT Services — continued
Unisys Corp. * (a)	104	1,208
Virtusa Corp. *	10	443
WEX, Inc. *	16	2,269

		28,558

Leisure Products — 0.5%
Brunswick Corp.	35	1,607
Callaway Golf Co.	40	608
Nautilus, Inc. *	15	162
Polaris Industries, Inc. (a)	22	1,693

		4,070

Life Sciences Tools & Services — 1.1%
Bio-Rad Laboratories, Inc., Class A *	8	1,904
Bio-Techne Corp.	15	2,157
Charles River Laboratories International, Inc. *	21	2,366
PRA Health Sciences, Inc. *	23	2,115
Syneos Health, Inc. *	21	834

		9,376

Machinery — 4.4%
Actuant Corp., Class A	22	468
AGCO Corp.	25	1,415
Barnes Group, Inc.	19	1,025
Briggs & Stratton Corp.	78	1,015
Crane Co.	59	4,231
Federal Signal Corp.	23	448
Greenbrier Cos., Inc. (The)	55	2,155
Harsco Corp. *	33	645
Hillenbrand, Inc.	26	998
IDEX Corp.	23	2,967
ITT, Inc.	77	3,732
Kennametal, Inc.	29	952
Lincoln Electric Holdings, Inc.	25	1,979
Mueller Industries, Inc.	23	547
Oshkosh Corp.	58	3,562
SPX Corp. *	14	395
SPX FLOW, Inc. *	17	508
Standex International Corp.	5	336
Terex Corp.	69	1,913
Timken Co. (The)	81	3,036
Toro Co. (The)	31	1,704
Wabash National Corp.	53	697
Wabtec Corp. (a)	34	2,355
Watts Water Technologies, Inc., Class A	11	684

		37,767

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Marine — 0.1%
Matson, Inc.	18	564

Media — 0.9%
AMC Networks, Inc., Class A *	32	1,751
Gannett Co., Inc.	130	1,107
John Wiley & Sons, Inc., Class A	34	1,583
Meredith Corp. (a)	16	834
New Media Investment Group, Inc.	31	354
TEGNA, Inc.	219	2,380

		8,009

Metals & Mining — 1.9%
AK Steel Holding Corp. * (a)	125	280
Allegheny Technologies, Inc. * (a)	50	1,086
Carpenter Technology Corp.	7	253
Century Aluminum Co. *	18	135
Commercial Metals Co.	72	1,148
Kaiser Aluminum Corp.	7	612
Materion Corp. (a)	8	342
Reliance Steel & Aluminum Co.	60	4,248
Royal Gold, Inc. (a)	8	702
Steel Dynamics, Inc.	153	4,607
SunCoke Energy, Inc. *	26	219
United States Steel Corp.	71	1,288
Worthington Industries, Inc.	45	1,555

		16,475

Multiline Retail — 0.3%
Big Lots, Inc. (a)	22	623
Dillard’s, Inc., Class A (a)	8	464
Ollie’s Bargain Outlet Holdings, Inc. *	20	1,330

		2,417

Multi-Utilities — 0.8%
Avista Corp. (a)	8	358
Black Hills Corp.	21	1,331
MDU Resources Group, Inc.	75	1,795
NorthWestern Corp.	17	989
Vectren Corp.	38	2,770

		7,243

Oil, Gas & Consumable Fuels — 2.3%
Carrizo Oil & Gas, Inc. *	33	371
Chesapeake Energy Corp. * (a)	289	606
CNX Resources Corp. *	79	901
CONSOL Energy, Inc. *	22	711
Denbury Resources, Inc. *	389	664

INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued
EQT Corp.	34	650
Gulfport Energy Corp. * (a)	58	379
HighPoint Resources Corp. *	49	122
Matador Resources Co. *	20	317
Murphy Oil Corp.	73	1,717
Oasis Petroleum, Inc. *	107	593
Par Pacific Holdings, Inc. * (a)	85	1,210
PBF Energy, Inc., Class A	108	3,538
PDC Energy, Inc. *	27	801
QEP Resources, Inc. *	87	490
Range Resources Corp. (a)	80	766
Renewable Energy Group, Inc. * (a)	56	1,437
REX American Resources Corp. *	3	177
SM Energy Co.	41	636
Southwestern Energy Co. *	194	660
SRC Energy, Inc. *	99	466
World Fuel Services Corp. (a)	27	577
WPX Energy, Inc. *	201	2,278

		20,067

Paper & Forest Products — 0.9%
Boise Cascade Co.	48	1,133
Domtar Corp.	78	2,736
Louisiana-Pacific Corp.	95	2,120
Neenah, Inc.	6	359
Schweitzer-Mauduit International, Inc.	67	1,679

		8,027

Personal Products — 0.3%
Avon Products, Inc. (United Kingdom) *	178	271
Edgewell Personal Care Co. *	22	833
Medifast, Inc.	5	643
Nu Skin Enterprises, Inc., Class A	20	1,214

		2,961

Pharmaceuticals — 0.7%
Akorn, Inc. *	432	1,464
Assertio Therapeutics, Inc. *	170	614
Catalent, Inc. *	53	1,649
Medicines Co. (The) * (a)	101	1,924

		5,651

Professional Services — 2.0%
ASGN, Inc. *	19	1,041
Dun & Bradstreet Corp. (The)	14	2,027
FTI Consulting, Inc. *	17	1,137
Heidrick & Struggles International, Inc.	49	1,516

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN EQUITY FUNDS	21

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Professional Services — continued
Insperity, Inc.	16	1,466
Kelly Services, Inc., Class A (a)	98	2,005
Korn/Ferry International	57	2,238
ManpowerGroup, Inc.	26	1,684
Navigant Consulting, Inc.	18	438
Resources Connection, Inc.	45	641
TrueBlue, Inc. * (a)	85	1,899
WageWorks, Inc. *	50	1,350

		17,442

Real Estate Management & Development — 0.5%
HFF, Inc., Class A	14	453
Jones Lang LaSalle, Inc.	31	3,892

		4,345

Road & Rail — 1.0%
ArcBest Corp.	59	2,015
Avis Budget Group, Inc. *	28	618
Landstar System, Inc.	31	2,943
Old Dominion Freight Line, Inc.	25	3,026

		8,602

Semiconductors & Semiconductor Equipment — 2.5%
Advanced Energy Industries, Inc. *	16	704
Cabot Microelectronics Corp.	9	834
Cirrus Logic, Inc. *	23	778
Cohu, Inc.	64	1,022
Cree, Inc. * (a)	7	291
Cypress Semiconductor Corp.	144	1,832
First Solar, Inc. *	47	1,999
Integrated Device Technology, Inc. *	33	1,613
Kulicke & Soffa Industries, Inc. (Singapore)	136	2,757
MKS Instruments, Inc.	31	2,008
Nanometrics, Inc. *	10	271
Photronics, Inc. *	23	222
Rambus, Inc. *	98	751
Rudolph Technologies, Inc. *	73	1,496
Semtech Corp. *	27	1,215
SolarEdge Technologies, Inc. *	17	590
Synaptics, Inc. * (a)	13	495
Teradyne, Inc.	81	2,529
Ultra Clean Holdings, Inc. *	31	264
Veeco Instruments, Inc. *	3	19

		21,690

INVESTMENTS	SHARES (000)	VALUE ($000)

Software — 3.0%
8x8, Inc. *	41	736
Bottomline Technologies de, Inc. *	14	648
CDK Global, Inc.	73	3,505
CommVault Systems, Inc. *	20	1,158
Fair Isaac Corp. *	13	2,479
j2 Global, Inc. (a)	19	1,304
LogMeIn, Inc.	18	1,444
MicroStrategy, Inc., Class A *	15	1,898
Monotype Imaging Holdings, Inc. (a)	37	580
Progress Software Corp.	19	663
PTC, Inc. *	16	1,286
Qualys, Inc. *	13	934
SPS Commerce, Inc. *	7	610
Teradata Corp. *	62	2,390
TiVo Corp. (a)	75	701
Tyler Technologies, Inc. *	10	1,895
Ultimate Software Group, Inc. (The) *	12	3,012

		25,243

Specialty Retail — 3.0%
Aaron’s, Inc.	70	2,958
Abercrombie & Fitch Co., Class A (a)	25	509
American Eagle Outfitters, Inc.	110	2,117
Asbury Automotive Group, Inc. *	8	560
AutoNation, Inc. * (a)	25	889
Caleres, Inc.	45	1,250
Cato Corp. (The), Class A	28	396
Chico’s FAS, Inc. (a)	81	452
Children’s Place, Inc. (The) (a)	7	625
Dick’s Sporting Goods, Inc.	33	1,014
DSW, Inc., Class A	33	803
Express, Inc. *	28	141
Five Below, Inc. *	22	2,282
GameStop Corp., Class A (a)	39	496
Genesco, Inc. *	5	213
Group 1 Automotive, Inc.	8	440
Haverty Furniture Cos., Inc.	6	119
MarineMax, Inc. *	10	176
Michaels Cos., Inc. (The) * (a)	40	544
Murphy USA, Inc. * (a)	9	690
Office Depot, Inc.	405	1,046
RH * (a)	8	934
Sally Beauty Holdings, Inc. * (a)	51	868
Signet Jewelers Ltd.	25	781
Sleep Number Corp. *	19	603

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Specialty Retail — continued

Tailored Brands, Inc.	18	245

Urban Outfitters, Inc. *	58	1,926

Williams-Sonoma, Inc. (a)	30	1,493

Zumiez, Inc. * (a)	33	629

		25,199

Technology Hardware, Storage & Peripherals — 0.1%

NCR Corp. *	55	1,260

Textiles, Apparel & Luxury Goods — 1.2%

Carter’s, Inc. (a)	19	1,543

Crocs, Inc. *	29	761

Deckers Outdoor Corp. *	24	3,045

Fossil Group, Inc. *	21	332

G-III Apparel Group Ltd. *	17	466

Movado Group, Inc.	6	199

Oxford Industries, Inc.	5	369

Skechers U.S.A., Inc., Class A *	52	1,200

Steven Madden Ltd.	32	964

Wolverine World Wide, Inc.	39	1,228

		10,107

Thrifts & Mortgage Finance — 0.3%

Dime Community Bancshares, Inc.	28	479

Provident Financial Services, Inc.	24	581

TrustCo Bank Corp.	163	1,119

Walker & Dunlop, Inc. (a)	11	476

		2,655

Tobacco — 0.1%

Universal Corp.	8	455

Trading Companies & Distributors — 1.0%

Applied Industrial Technologies, Inc.	15	825

DXP Enterprises, Inc. *	5	139

Kaman Corp.	39	2,182

MSC Industrial Direct Co., Inc., Class A	18	1,369

NOW, Inc. *	127	1,476

Veritiv Corp. *	27	662

Watsco, Inc.	13	1,795

		8,448

Water Utilities — 0.1%

American States Water Co. (a)	12	787

INVESTMENTS	SHARES (000)	VALUE ($000)

Wireless Telecommunication Services — 0.5%

Spok Holdings, Inc.	34	447

Telephone & Data Systems, Inc.	112	3,650

		4,097

Total Common Stocks (Cost $734,519)		831,462

	NO. OF RIGHTS (000)
RIGHTS — 0.0% (b)

Food Products — 0.0% (b)

Schuman, Inc., CVR * ‡ (Cost $—)	28	—	(c)

	SHARES (000)
Short-Term Investments — 2.6%

Investment Companies — 2.6%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (d) (e) (Cost $22,155)	22,155	22,155

Investment of Cash Collateral from Securities Loaned — 5.3%

JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.60% (d) (e)	38,004	38,000

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (d) (e)	7,565	7,565

Total Investment of Cash Collateral from Securities Loaned (Cost $45,565)		45,565

Total Investments — 105.4% (Cost $802,239)		899,182
Liabilities in Excess of Other Assets — (5.4%)		(46,393)

NET ASSETS — 100.0%		852,789

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN EQUITY FUNDS	23

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

Abbreviations

CVR	Contingent Value Rights
REIT	Real Estate Investment Trust
(a)	The security or a portion of this security is on loan at December 31, 2018. The total value of securities on loan at December 31, 2018 is approximately $44,571,000.
(b)	Amountrounds to less than 0.1% of net assets.
(c)	Amountrounds to less than one thousand.
(d)	Investmentin affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of December 31, 2018.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Futures contracts outstanding as of December 31, 2018 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Russell 2000 E-Mini Index	77	03/2019	USD	5,196	(189)
S&P Midcap 400 E-Mini Index	92	03/2019	USD	15,306	(435)

					(624)

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2018

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2018	J.P. MORGAN EQUITY FUNDS	25

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2018 (Unaudited)

(Amounts in thousands, except per share amounts)

	JPMorgan Equity Index Fund		JPMorgan Market Expansion Enhanced Index Fund
ASSETS:
Investments in non-affiliates, at value	$3,721,632		$831,462
Investments in affiliates, at value	127,533		22,155
Investment of cash collateral received from securities loaned, at value (Note 2.C.)	25,740		45,565
Cash	—	(a)	—	(a)
Deposits at broker for futures contracts	3,403		1,462
Receivables:
Investment securities sold	1,142		9,078
Fund shares sold	4,310		1,821
Dividends from non-affiliates	4,331		1,063
Dividends from affiliates	136		40
Securities lending income (Note 2.C.)	9		11
Variation margin on futures contracts	524		229
Due from adviser	18		—

Total Assets	3,888,778		912,886

LIABILITIES:
Payables:
Investment securities purchased	2,557		10,688
Collateral received on securities loaned (Note 2.C.)	25,740		45,565
Fund shares redeemed	14,752		3,546
Accrued liabilities:
Investment advisory fees	—		130
Administration fees	126		26
Distribution fees	169		52
Service fees	153		36
Custodian and accounting fees	31		11
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)
Other	306		43

Total Liabilities	43,834		60,097

Net Assets	$3,844,944		$852,789

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2018

	JPMorgan Equity Index Fund	JPMorgan Market Expansion Enhanced Index Fund
NET ASSETS:
Paid-in-Capital	$2,821,666	$746,082
Total distributable earnings (loss) (a)	1,023,278	106,707

Total Net Assets	$3,844,944	$852,789

Net Assets:
Class A	$550,477	$124,817
Class C	84,760	27,498
Class I	699,336	280,227
Class R2	—	11,910
Class R6	2,510,371	408,337

Total	$3,844,944	$852,789

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	14,393	14,577
Class C	2,239	3,945
Class I	18,260	32,158
Class R2	—	1,414
Class R6	65,529	47,156

Net Asset Value (b):
Class A — Redemption price per share	$38.24	$8.56
Class C — Offering price per share (c)	37.86	6.97
Class I — Offering and redemption price per share	38.30	8.71
Class R2 — Offering and redemption price per share	—	8.42
Class R6 — Offering and redemption price per share	38.31	8.66
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$40.36	$9.03

Cost of investments in non-affiliates	$2,687,924	$734,519
Cost of investments in affiliates	109,011	22,155
Investment securities on loan, at value	25,304	44,571
Cost of investment of cash collateral	25,740	45,565

(a)

Total distributable earnings have been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 9.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN EQUITY FUNDS	27

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

(Amounts in thousands)

	JPMorgan Equity Index Fund	JPMorgan Market Expansion Enhanced Index Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$20	$12
Interest income from affiliates	— (a)	—
Dividend income from non-affiliates	36,182	7,793
Dividend income from affiliates	1,261	309
Income from securities lending (net)	16	19

Total investment income	37,479	8,133

EXPENSES:
Investment advisory fees	752	1,318
Administration fees	1,525	428
Distribution fees:
Class A	746	200
Class C	305	131
Class R2	—	36
Service fees:
Class A	746	200
Class C	102	44
Class I	881	877
Class R2	—	18
Custodian and accounting fees	57	28
Professional fees	46	33
Trustees’ and Chief Compliance Officer’s fees	20	15
Printing and mailing costs	74	26
Registration and filing fees	18	45
Transfer agency fees (See Note 2.F.)	114	41
Other	42	11

Total expenses	5,428	3,451

Less fees waived	(2,444)	(1,339)
Less expense reimbursements	(12)	(4)

Net expenses	2,972	2,108

Net investment income (loss)	34,507	6,025

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	7,244	44,130
Investments in affiliates	(172)	—
Futures contracts	(1,441)	(3,532)
Securities sold short	1,359	—

Net realized gain (loss)	6,990	40,598

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(365,782)	(220,517)
Investments in affiliates	(4,975)	—
Futures contracts	681	(133)

Change in net unrealized appreciation/depreciation	(370,076)	(220,650)

Net realized/unrealized gains (losses)	(363,086)	(180,052)

Change in net assets resulting from operations	$(328,579)	$(174,027)

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2018

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Equity Index Fund		JPMorgan Market Expansion Enhanced Index Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$34,507	$45,156	$6,025	$10,710
Net realized gain (loss)	6,990	18,176	40,598	121,342
Change in net unrealized appreciation/depreciation	(370,076)	219,935	(220,650)	7,334

Change in net assets resulting from operations	(328,579)	283,267	(174,027)	139,386

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(6,534)	(13,649)	(17,379)	(18,400)
Class C	(775)	(1,369)	(4,564)	(4,269)
Class I	(8,813)	(16,991)	(38,817)	(88,099)
Class R2	—	—	(1,606)	(2,700)
Class R6 (b)	(33,114)	(40,149)	(57,201)	—

Total distributions to shareholders	(49,236)	(72,158)	(119,567)	(113,468)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	857,003	1,405,217	60,585	48,732

NET ASSETS:
Change in net assets	479,188	1,616,326	(233,009)	74,650
Beginning of period	3,365,756	1,749,430	1,085,798	1,011,148

End of period	$3,844,944	$3,365,756	$852,789	$1,085,798

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 9. Prior period balances were as follows:

	JPMorgan Equity Index Fund	JPMorgan Market Expansion Enhanced Index Fund
Class A
From net investment income	$(7,918)	$(1,158)
From net realized gains	(5,731)	(17,242)
Class C
From net investment income	(621)	(155)
From net realized gains	(748)	(4,114)
Class I
From net investment income	(10,804)	(6,791)
From net realized gains	(6,187)	(81,308)
Class R2
From net investment income	—	(136)
From net realized gains	—	(2,564)
Class R6
From net investment income	(25,086)	—
From net realized gains	(15,063)	—

(b)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Market Expansion Enhanced Index Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN EQUITY FUNDS	29

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Equity Index Fund		JPMorgan Market Expansion Enhanced Index Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$61,463	$76,579	$18,053	$45,244
Distributions reinvested	6,442	13,481	15,789	16,959
Cost of shares redeemed	(61,397)	(143,780)	(37,170)	(57,263)

Change in net assets resulting from Class A capital transactions	$6,508	$(53,720)	$(3,328)	$4,940

Class C
Proceeds from shares issued	$25,653	$16,727	$5,317	$10,500
Distributions reinvested	577	1,051	4,419	4,116
Cost of shares redeemed	(13,266)	(37,994)	(8,470)	(15,808)

Change in net assets resulting from Class C capital transactions	$12,964	$(20,216)	$1,266	$(1,192)

Class I
Proceeds from shares issued	$216,173	$169,466	$74,022	$170,059
Distributions reinvested	8,469	15,815	34,494	84,229
Cost of shares redeemed	(151,960)	(310,723)	(564,773)	(200,340)

Change in net assets resulting from Class I capital transactions	$72,682	$(125,442)	$(456,257)	$53,948

Class R2
Proceeds from shares issued	$—	$—	$4,118	$10,299
Distributions reinvested	—	—	1,476	2,524
Cost of shares redeemed	—	—	(3,196)	(21,787)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$2,398	$(8,964)

Class R6 (a)
Proceeds from shares issued	$928,559	$1,919,175	$459,305	$—
Subscriptions in-kind (See Note 8)	—	67,453	—	—
Distributions reinvested	32,793	40,148	57,201	—
Cost of shares redeemed	(196,503)	(422,181)	— (b)	—

Change in net assets resulting from Class R6 capital transactions	$764,849	$1,604,595	$516,506	$—

Total change in net assets resulting from capital transactions	$857,003	$1,405,217	$60,585	$48,732

(a)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Market Expansion Enhanced Index Fund.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2018

	JPMorgan Equity Index Fund		JPMorgan Market Expansion Enhanced Index Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
SHARE TRANSACTIONS:
Class A
Issued	1,504	1,894	1,671	3,866
Reinvested	159	333	1,719	1,498
Redeemed	(1,447)	(3,573)	(3,388)	(4,922)

Change in Class A Shares	216	(1,346)	2	442

Class C
Issued	643	418	597	1,064
Reinvested	14	26	591	434
Redeemed	(323)	(958)	(967)	(1,583)

Change in Class C Shares	334	(514)	221	(85)

Class I
Issued	5,197	4,144	6,844	14,517
Reinvested	209	391	3,691	7,337
Redeemed	(3,651)	(7,802)	(50,906)	(16,932)

Change in Class I Shares	1,755	(3,267)	(40,371)	4,922

Class R2
Issued	—	—	365	898
Reinvested	—	—	163	227
Redeemed	—	—	(287)	(1,950)

Change in Class R2 Shares	—	—	241	(825)

Class R6 (a)
Issued	21,138	46,560	41,010	—
Subscriptions in-kind (See Note 8)	—	1,764	—	—
Reinvested	805	986	6,146	—
Redeemed	(4,614)	(10,158)	— (b)	—

Change in Class R6 Shares	17,329	39,152	47,156	—

(a)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Market Expansion Enhanced Index Fund.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN EQUITY FUNDS	31

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Equity Index Fund
Class A
Six Months Ended December 31, 2018 (Unaudited)	$41.64	$0.33	$(3.26)	$(2.93)	$(0.33)	$(0.14)	$(0.47)
Year Ended June 30, 2018	37.41	0.61	4.54	5.15	(0.54)	(0.38)	(0.92)
Year Ended June 30, 2017	35.36	0.61	5.22	5.83	(0.59)	(3.19)	(3.78)
Year Ended June 30, 2016	41.12	0.71	0.38	1.09	(0.67)	(6.18)	(6.85)
Year Ended June 30, 2015	41.94	0.68	2.11	2.79	(0.66)	(2.95)	(3.61)
Year Ended June 30, 2014	36.43	0.64	7.78	8.42	(0.63)	(2.28)	(2.91)

Class C
Six Months Ended December 31, 2018 (Unaudited)	41.27	0.20	(3.23)	(3.03)	(0.24)	(0.14)	(0.38)
Year Ended June 30, 2018	37.08	0.37	4.50	4.87	(0.30)	(0.38)	(0.68)
Year Ended June 30, 2017	35.09	0.36	5.18	5.54	(0.36)	(3.19)	(3.55)
Year Ended June 30, 2016	40.86	0.43	0.38	0.81	(0.40)	(6.18)	(6.58)
Year Ended June 30, 2015	41.72	0.37	2.09	2.46	(0.37)	(2.95)	(3.32)
Year Ended June 30, 2014	36.28	0.35	7.73	8.08	(0.36)	(2.28)	(2.64)

Class I
Six Months Ended December 31, 2018 (Unaudited)	41.68	0.38	(3.26)	(2.88)	(0.36)	(0.14)	(0.50)
Year Ended June 30, 2018	37.44	0.72	4.54	5.26	(0.64)	(0.38)	(1.02)
Year Ended June 30, 2017	35.39	0.70	5.22	5.92	(0.68)	(3.19)	(3.87)
Year Ended June 30, 2016	41.14	0.81	0.38	1.19	(0.76)	(6.18)	(6.94)
Year Ended June 30, 2015	41.96	0.79	2.10	2.89	(0.76)	(2.95)	(3.71)
Year Ended June 30, 2014	36.44	0.74	7.79	8.53	(0.73)	(2.28)	(3.01)

Class R6
Six Months Ended December 31, 2018 (Unaudited)	41.68	0.42	(3.27)	(2.85)	(0.38)	(0.14)	(0.52)
Year Ended June 30, 2018	37.44	0.76	4.57	5.33	(0.71)	(0.38)	(1.09)
September 1, 2016 (f) through June 30, 2017	36.73	0.58	4.05	4.63	(0.73)	(3.19)	(3.92)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$38.24	(7.11)%	$550,477	0.45%	1.54%	0.67%	3%
41.64	13.88	590,286	0.45	1.52	0.69	14
37.41	17.35	580,645	0.45	1.67	0.76	21
35.36	3.53	598,815	0.45	1.93	0.94	4
41.12	6.94	689,107	0.45	1.63	0.92	5
41.94	23.95	694,974	0.45	1.63	0.91	5

37.86	(7.38)	84,760	1.05	0.94	1.14	3
41.27	13.20	78,613	1.05	0.92	1.15	14
37.08	16.57	89,681	1.11	1.01	1.23	21
35.09	2.76	89,104	1.20	1.19	1.43	4
40.86	6.15	88,842	1.20	0.88	1.41	5
41.72	23.01	77,644	1.20	0.88	1.41	5

38.30	(6.97)	699,336	0.20	1.80	0.39	3
41.68	14.18	687,941	0.20	1.78	0.40	14
37.44	17.62	740,340	0.20	1.93	0.48	21
35.39	3.81	819,463	0.20	2.17	0.67	4
41.14	7.19	1,114,957	0.20	1.88	0.66	5
41.96	24.27	1,120,177	0.20	1.89	0.66	5

38.31	(6.90)	2,510,371	0.043	1.95	0.14	3
41.68	14.36	2,008,916	0.042	1.85	0.14	14
37.44	13.49	338,764	0.045	1.93	0.15	21

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN EQUITY FUNDS	33

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Market Expansion Enhanced Index Fund
Class A
Six Months Ended December 31, 2018 (Unaudited)	$11.75	$0.05		$(1.92)	$(1.87)	$(0.09)	$(1.23)	$(1.32)
Year Ended June 30, 2018	11.52	0.10		1.46	1.56	(0.08)	(1.25)	(1.33)
Year Ended June 30, 2017	10.64	0.10		1.92	2.02	(0.08)	(1.06)	(1.14)
Year Ended June 30, 2016	12.98	0.09		(0.21)	(0.12)	(0.08)	(2.14)	(2.22)
Year Ended June 30, 2015	13.85	0.10		0.72	0.82	(0.10)	(1.59)	(1.69)
Year Ended June 30, 2014	12.17	0.09	(f)	2.81	2.90	(0.08)	(1.14)	(1.22)

Class C
Six Months Ended December 31, 2018 (Unaudited)	9.83	0.02		(1.59)	(1.57)	(0.06)	(1.23)	(1.29)
Year Ended June 30, 2018	9.85	0.03		1.24	1.27	(0.04)	(1.25)	(1.29)
Year Ended June 30, 2017	9.27	0.03		1.65	1.68	(0.04)	(1.06)	(1.10)
Year Ended June 30, 2016	11.62	0.01		(0.19)	(0.18)	(0.03)	(2.14)	(2.17)
Year Ended June 30, 2015	12.58	0.01		0.65	0.66	(0.03)	(1.59)	(1.62)
Year Ended June 30, 2014	11.18	—	(f)(g)	2.56	2.56	(0.02)	(1.14)	(1.16)

Class I
Six Months Ended December 31, 2018 (Unaudited)	11.92	0.06		(1.95)	(1.89)	(0.09)	(1.23)	(1.32)
Year Ended June 30, 2018	11.66	0.13		1.48	1.61	(0.10)	(1.25)	(1.35)
Year Ended June 30, 2017	10.75	0.13		1.94	2.07	(0.10)	(1.06)	(1.16)
Year Ended June 30, 2016	13.09	0.12		(0.21)	(0.09)	(0.11)	(2.14)	(2.25)
Year Ended June 30, 2015	13.94	0.13		0.74	0.87	(0.13)	(1.59)	(1.72)
Year Ended June 30, 2014	12.24	0.12	(f)	2.83	2.95	(0.11)	(1.14)	(1.25)

Class R2
Six Months Ended December 31, 2018 (Unaudited)	11.56	0.04		(1.89)	(1.85)	(0.06)	(1.23)	(1.29)
Year Ended June 30, 2018	11.36	0.07		1.44	1.51	(0.06)	(1.25)	(1.31)
Year Ended June 30, 2017	10.52	0.07		1.89	1.96	(0.06)	(1.06)	(1.12)
Year Ended June 30, 2016	12.87	0.07		(0.22)	(0.15)	(0.06)	(2.14)	(2.20)
Year Ended June 30, 2015	13.74	0.07		0.72	0.79	(0.07)	(1.59)	(1.66)
Year Ended June 30, 2014	12.09	0.06	(f)	2.78	2.84	(0.05)	(1.14)	(1.19)

Class R6
October 1, 2018 (i) through December 31, 2018 (Unaudited)	12.08	0.05		(2.10)	(2.05)	(0.14)	(1.23)	(1.37)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)

Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share remained the same for Class A, Class C, Class I and Class R2 Shares and the net investment income (loss) ratio would have been 0.65%, (0.03)%, 0.90% and 0.42% for Class A, Class C, Class I and Class R2 Shares respectively.

(g)	Amount rounds to less than $0.005.
(h)	Amount rounds to less than 0.005%.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (excluding securities sold short) (c)

$8.56	(16.56)%	$124,817	0.59%	0.94%		0.88%	17%
11.75	14.02	171,304	0.60	0.85		0.88	33
11.52	19.37	162,853	0.62	0.87		0.93	30
10.64	0.22	99,397	0.69	0.81		0.98	39
12.98	6.90	110,138	0.68	0.75		0.92	39
13.85	24.96	116,727	0.69	0.68	(f)	0.87	25

6.97	(16.75)	27,498	1.10	0.45		1.38	17
9.83	13.46	36,618	1.10	0.34		1.38	33
9.85	18.58	37,529	1.17	0.32		1.44	30
9.27	(0.43)	24,343	1.39	0.12		1.52	39
11.62	6.25	23,705	1.38	0.06		1.44	39
12.58	24.03	23,248	1.37	0.00	(f)(h)	1.37	25

8.71	(16.50)	280,227	0.34	1.10		0.61	17
11.92	14.31	864,316	0.35	1.10		0.61	33
11.66	19.66	788,063	0.38	1.13		0.62	30
10.75	0.47	800,082	0.44	1.04		0.63	39
13.09	7.26	1,203,536	0.43	1.00		0.62	39
13.94	25.26	1,413,937	0.44	0.92	(f)	0.62	25

8.42	(16.68)	11,910	0.88	0.68		1.38	17
11.56	13.79	13,560	0.83	0.61		1.35	33
11.36	19.06	22,703	0.85	0.63		1.29	30
10.52	(0.05)	11,536	0.92	0.60		1.40	39
12.87	6.75	9,946	0.91	0.53		1.26	39
13.74	24.60	8,821	0.92	0.45	(f)	1.12	25

8.66	(17.57)	408,337	0.25	1.90		0.38	17

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN EQUITY FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited)

1. Organization

JPMorgan Trust II (“JPM II” or the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (each a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
JPMorgan Equity Index Fund	Class A, Class C, Class I and Class R6	Diversified
JPMorgan Market Expansion Enhanced Index Fund	Class A, Class C, Class I, Class R2 and Class R6*	Diversified

*	Class R6 Shares of the JPMorgan Market Expansion Enhanced Index Fund commenced operations on October 1, 2018.

The investment objective of the JPMorgan Equity Index Fund (“Equity Index Fund”) is to seek investment results that correspond to the aggregate price and dividend performance of securities in the Standard & Poor’s 500 Composite Stock Price Index.

The investment objective of the JPMorgan Market Expansion Enhanced Index Fund (“Market Expansion Enhanced Index Fund”) is to seek to provide investment results that correspond to or incrementally exceed the total return performance of an index that tracks the performance of the small- and mid-capitalization equity markets.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class R2 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectuses. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, thus, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.

36	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2018

Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Equity Index Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,874,905	$—	$—	$3,874,905

Depreciation in Other Financial Instruments
Futures Contracts	$(157)	$—	$—	$(157)

Market Expansion Enhanced Index Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (b)	$899,182	$—	$—	(c)	$899,182

Depreciation in Other Financial Instruments
Futures Contracts	$(624)	$—	$—		$(624)

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	All portfolio holdings designated as level 1 and level 3 are disclosed individually on the SOIs. Level 3 consists of rights. Please refer to the SOIs for industry specifics of portfolio holdings.
(c)	Amount rounds to less than one thousand.

There were no transfers among any levels during the six months ended December 31, 2018.

B. Futures Contracts — The Funds used index futures contracts to gain or reduce exposure to their respective indices, maintain liquidity or minimize transaction costs. The Funds also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

DECEMBER 31, 2018	J.P. MORGAN EQUITY FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the six months ended December 31, 2018 (amounts in thousands):

	Equity Index Fund	Market Expansion Enhanced Index Fund
Futures Contracts
Equity
Average Notional Balance Long	$57,617	$30,657
Ending Notional Balance Long	70,084	20,502

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Securities Lending — Effective October 5, 2018, the Funds became authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the IM Shares of JPMorgan U.S. Government Money Market Fund and the Agency SL Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations (amounts in thousands).

Dividend Income
Equity Index Fund	$172
Market Expansion Enhanced Index Fund	140

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities).

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of Collateral Investments are disclosed on the SOIs. At December 31, 2018, the value of outstanding securities on loan and the value of Collateral investments were as follows (amounts in thousands):

	Value of Securities on Loan	Cash Collateral Posted by Borrower	Total value of Collateral Investments
Equity Index Fund	$25,304	$25,740	$25,740
Market Expansion Enhanced Index Fund	44,571	45,565	45,565

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

38	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2018

The following table presents the Funds’ value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collated received or posted by the Funds as of December 31, 2018 (amounts in thousands).

	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower	Net Amount Due to Counterparty (not less than zero)
Equity Index Fund	$25,304	$(25,304)	$—
Market Expansion Enhanced Index Fund	44,571	(44,571)	—

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the investment in the JPMorgan U.S. Government Money Market Fund from 0.16% to 0.06%. JPMIM waived fees associated with the Funds’ investment in JPMorgan U.S. Government Money Market Fund as follows (amounts in thousands):

Equity Index Fund	$2
Market Expansion Enhanced Index Fund	2

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).

D. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser or its affiliates. An issuer which is under common control with a fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Amounts in the tables below are in thousands.

Equity Index Fund

		For the six months ended December 31, 2018
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income		Capital Gain Distributions
JPMorgan Chase & Co. Shares (a)	$51,166	$13,434	$1,130	$(172)	$(4,975)	$58,323	597	$719		$—
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.60% (b) (c)	—	145,000	127,000	—	—	18,000	18,002	128	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (b) (c)	—	96,228	88,488	—	—	7,740	7,740	44	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (b) (c)	45,445	397,841	374,076	—	—	69,210	69,210	542		—

Total	$96,611	$652,503	$590,694	$(172)	$(4,975)	$153,273		$1,433		$—

DECEMBER 31, 2018	J.P. MORGAN EQUITY FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

Market Expansion Enhanced Index Fund

		For the six months ended December 31, 2018
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income		Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.60% (b) (c)	$—	$44,000	$6,000	$—	$—	$38,000	38,004	$102	*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (b) (c)	—	42,874	35,309	—	—	7,565	7,565	38	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (b) (c)	31,498	120,014	129,357	—	—	22,155	22,155	309		—

Total	$31,498	$206,888	$170,666	$—	$—	$67,720		$449		$—

(a)	Investment in affiliate. This security is included in an index in which the Fund, as an index fund, invests.
(b)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2018.
*	Amount is included on the Statements of Operations as Income from securities lending (net).

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses.

The amount of the transfer agency fees charged to each class of the Funds for the six months ended December 31, 2018 are as follows (amounts in thousands):

	Class A	Class C	Class I	Class R2	Class R6		Total
Equity Index Fund
Transfer agency fees	$91	$2	$8	n/a	$13		$114
Market Expansion Enhanced Index Fund
Transfer agency fees	14	3	5	$19	—	(a)	41

(a)	Amount rounds to less than one thousand.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2018, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

H. Distributions to Shareholders — Equity Index Fund generally declares and pays distributions from net investment income quarterly. Market Expansion Enhanced Index Fund generally declares and pays distributions from net investment income annually. Distributions are declared

40	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2018

separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.04% of the Equity Index Fund’s average daily net assets and 0.25% of the Market Expansion Enhanced Index Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services during the six months ended December 31, 2018, the Administrator received a fee that was accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2018, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

Effective January 1, 2019, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion and 0.01% of each Fund’s respective average daily net assets in excess of $25 billion.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Class I and Class R6 Shares do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2
Equity Index Fund	0.25%	0.75%	n/a
Market Expansion Enhanced Index Fund	0.25	0.75	0.50%

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2018, JPMDS retained the following amounts (amounts in thousands):

	Front-End Sales Charge	CDSC
Equity Index Fund	$14	$—	(a)
Market Expansion Enhanced Index Fund	13	—	(a)

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trust, on behalf of the Funds, has entered into Shareholder Servicing Agreements with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to an annual rate of 0.25% of the average daily net assets of each share class.

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the

DECEMBER 31, 2018	J.P. MORGAN EQUITY FUNDS	41

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

Statement of Operations. Prior to March 1, 2018, payments to the custodian were reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class R2		Class R6
Equity Index Fund	0.45%	1.20%	0.20%	n/a		0.045%
Market Expansion Enhanced Index Fund	0.60	1.10	0.35	1.00	%*	0.25

*

Effective November 1, 2018, the contractual expense limitation increased from 0.83% to 1.00% for Class R2 Shares of the Market Expansion Enhanced Index Fund and will be in place until at least October 31, 2019.

Except as noted above, the expense limitation agreements were in effect for the six months ended December 31, 2018 and are in place until at least October 31, 2019.

For the six months ended December 31, 2018, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Equity Index Fund	$752	$924	$718	$2,394	$12
Market Expansion Enhanced Index Fund	676	340	287	1,303	4

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the respective Fund’s investment in such affiliated money market fund.

The amount of waivers resulting from investments in these money market funds for the six months ended December 31, 2018 was as follows (amounts in thousands):

Equity Index Fund	$50
Market Expansion Enhanced Index Fund	36

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J. P. Morgan Funds until distribution in accordance with the Plan.

The Funds may use related party broker-dealers. For the six months ended December 31, 2018, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

42	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2018

4. Investment Transactions

During the six months ended December 31, 2018, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Equity Index Fund	$946,700	$124,708
Market Expansion Enhanced Index Fund	173,115	203,076

During the six months ended December 31, 2018, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2018 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Equity Index Fund	$2,822,675	$1,117,789	$65,716	$1,052,073
Market Expansion Enhanced Index Fund	802,239	190,009	93,690	96,319

As of June 30, 2018, the Funds did not have any net capital loss carryforwards.

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 4, 2019.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the six months ended December 31, 2018.

The Trust, along with certain other trusts (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 14, 2018, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds had no borrowings outstanding from the Credit Facility at December 31, 2018. Average borrowings from the Credit Facility for, or at any time during the six months ended December 31, 2018 were as follows (amounts in thousands):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Equity Index Fund	$43,500	3.38%	1	$4

DECEMBER 31, 2018	J.P. MORGAN EQUITY FUNDS	43

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of December 31, 2018, the Equity Index Fund had four affiliated omnibus accounts and one non-affiliated account, which in the aggregate owned 10.0% and 13.0%, respectively, of the Fund’s net assets.

As of December 31, 2018, J.P. Morgan Investor Funds and JPMorgan SmartRetirement Blend Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the Funds as follows:

	JPMorgan Investor Funds	JPMorgan SmartRetirement Blend Funds
Equity Index Fund	—	40.5%
Market Expansion Enhanced Index Fund	47.3%	—

Significant shareholder transactions by these shareholders may impact each Fund’s performance.

Because the Funds may invest a portion of their assets in REITs, the Funds may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

8. Subscription in-kind

On September 7, 2017, certain shareholders purchased Class R6 Shares of Equity Index Fund. The portfolio securities were received primarily by means of a subscription in-kind in exchange for shares of the Fund. Portfolio securities were transferred as detailed below (amounts in thousands):

Value	Type
$67,453	Subscription in-kind

9. New Accounting Pronouncements

In August 2018, the Financial Accounting Standard Board (“FASB”) issued Accounting Standard Update (“ASU”) 2018-13 (“ASU 2018-13”) Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. We have evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect to the Funds’ net assets or results of operation.

In August 2018, the SEC adopted their Disclosure Update and Simplification Rule (the “Rule”). The Rule is part of the SEC’s overall project to improve disclosure effectiveness by amending certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. We have evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect on the Funds’ net assets or results of operation.

44	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2018

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2018, and continued to hold your shares at the end of the reporting period, December 31, 2018.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan Equity Index Fund
Class A
Actual*	$1,000.00	$928.90	$2.19	0.45%
Hypothetical*	1,000.00	1,022.94	2.29	0.45
Class C
Actual*	1,000.00	926.20	5.10	1.05
Hypothetical*	1,000.00	1,019.91	5.35	1.05
Class I
Actual*	1,000.00	930.30	0.97	0.20
Hypothetical*	1,000.00	1,024.20	1.02	0.20
Class R6
Actual*	1,000.00	931.00	0.19	0.04
Hypothetical*	1,000.00	1,025.00	0.20	0.04

JPMorgan Market Expansion Enhanced Index Fund
Class A
Actual*	1,000.00	834.40	2.73	0.59
Hypothetical*	1,000.00	1,022.23	3.01	0.59
Class C
Actual*	1,000.00	832.50	5.08	1.10
Hypothetical*	1,000.00	1,019.66	5.60	1.10
Class I
Actual*	1,000.00	835.00	1.57	0.34
Hypothetical*	1,000.00	1,023.49	1.73	0.34
Class R2
Actual*	1,000.00	833.20	4.07	0.88
Hypothetical*	1,000.00	1,020.77	4.48	0.88
Class R6
Actual**	1,000.00	824.30	0.57	0.25
Hypothetical*	1,000.00	1,023.95	1.28	0.25

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
**

Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 91/365 (to reflect the actual period). Commencement of operations was October 1, 2018.

DECEMBER 31, 2018	J.P. MORGAN EQUITY FUNDS	45

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2018, at which the Trustees considered the continuation of the investment advisory agreement for each Fund whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 15, 2018.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of the Funds as compared to the Funds’ objectives and peer groups. Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel, and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements. The Trustees also discussed the Advisory Agreements in executive session with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees considered information provided with respect to the Funds throughout the year, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to each Fund under the applicable Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team, including personnel changes. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

46	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2018

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Funds for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered the extent to which each Fund was priced to scale and whether it would be appropriate to add advisory fee breakpoints, but noted that each Fund has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allow each Fund’s shareholders to share potential economies of scale from a Fund’s inception and that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has added or enhanced services to the Funds over time, noting the Adviser’s substantial investments in its business in support of the Funds, including investments in trading systems and technology (including cybersecurity improvements), attraction and retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.

Independent Written Evaluation of the Funds’ Senior Officer

The Trustees noted that, upon their direction, the Senior Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

DECEMBER 31, 2018	J.P. MORGAN EQUITY FUNDS	47

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in each Fund’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Equity Index Fund’s performance for Class A shares was in the first quintile based upon the Peer Group for each of the one-, three- and five-year periods ended December 31, 2017, and in the fourth, third and third quintiles based upon the Universe for the one-, three-, five-year periods ended December 31, 2017, respectively. The Trustees noted that the performance for Class I shares was in the first quintile based upon the Peer Group , and in the second quintile based upon the Universe, for each of the one-, three- and five-year periods ended December 31, 2017. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the Market Expansion Enhanced Index Fund’s performance for Class A shares was in first quintile based upon the Peer Group for both the one- and three-year periods ended December 31, 2017, and in the second, first and first quintiles based upon Universe for the one-, three- and five-year periods ended December 31, 2017, respectively. The Trustees noted that the performance for Class I shares was in the second, first and first quintiles based upon the Universe for the one-, three- and five-year periods ended December 31,

2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as each Fund. The Trustees recognized that Broadridge/Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the Fee Caps currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements, and where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Equity Index Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Market Expansion Enhanced Index Fund’s net advisory fee for Class A shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses were in the second and first quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the first quintile based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

48	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2018

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2018. All rights reserved. December 2018.	SAN-INDEX-1218

Semi-Annual Report

J.P. Morgan Investor Funds

December 31, 2018 (Unaudited)

JPMorgan Investor Balanced Fund

JPMorgan Investor Conservative Growth Fund

JPMorgan Investor Growth Fund

JPMorgan Investor Growth & Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Funds, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

February 14, 2019 (Unaudited)

Dear Shareholder,

While the U.S. economy largely outperformed other leading economies during the second half of 2018, record corporate profits and historically low unemployment were overshadowed in December by a sell-off in equity markets, unsettled global trade tensions and a political impasse that led to the temporary shutdown of large parts of the federal government.

“Overall, economists generally remained optimistic about the fundamental strength of the U.S. economy at the end of 2018.” — George C.W. Gatch

The second longest U.S. economic expansion on record extended through the third and fourth quarters of 2018. Gross domestic product advanced 3.4% in the third quarter of 2018, and was on pace to grow by about 3% for the full year 2018. In September, the U.S. jobless rate dipped to 3.7% — its lowest level in nearly 50 years — and stood at 3.9% at the end of the year. In response, the U.S. Federal Reserve raised interest rates in September and again in December.

U.S. aggregate corporate revenues and earnings reached record high levels in the second and third quarters of 2018. Though some profit growth was attributed to the temporary benefits of late-2017 tax cut legislation, the outlook for U.S. corporate earnings remained generally positive at the end of the year.

Equity prices in the U.S. largely rose during the third quarter of 2018. The S&P 500 Index hit record highs in August and remained elevated in September. However, early October saw a sharp sell-off in financial markets and the worst December for the S&P 500 Index since 1931 erased all gains seen in the prior five months.

By the end of 2018, investors were confronted with several worrying developments. Leading economies, particularly China and the European Union, showed significant signs of slowing in the latter half of the year. While U.S.-China trade tariffs had little clear direct impact on the U.S. economy in 2018, a continuation or acceleration of protectionist policies could begin to hinder growth. Though the federal government shutdown ended subsequent to the end of the reporting period, the solution was a short-term budget agreement that failed to alleviate concerns about the possibility of future shutdowns.

Overall, economists generally remained optimistic about the fundamental strength of the U.S. economy at the end of 2018. While U.S. corporate profits and gross domestic product are expected to grow in the year ahead, the extent to which U.S. financial markets benefit remains to be seen, given the length of the current economic expansion.

We believe investors who maintain a patient approach and a well-diversified portfolio may be best positioned to navigate current market conditions. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

DECEMBER 31, 2018	J.P. MORGAN INVESTOR FUNDS	1

J.P. Morgan Investor Funds

FUND FACTS

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

Fund	Fund Return (With sales charge)*	Fund Return (Without sales charge)*	Bloomberg Barclays U.S. Intermediate Aggregate Index Return (Broad-Based Fixed Income Benchmark)	Russell 3000 Index Return (Broad-Based Equity Benchmark)	Composite Benchmark Return		Fund Net Assets as of December 31, 2018 (in thousands)

JPMorgan Investor Balanced Fund, Class A	(9.20)%	(4.93)%	1.91%	(8.20)%	(3.03	)%**	$4,400,735

JPMorgan Investor Conservative Growth Fund, Class A	(6.84)%	(2.49)%	1.91%	(8.20)%	(1.03	)%***	$3,226,295

JPMorgan Investor Growth Fund, Class A	(13.50)%	(9.43)%	1.91%	(8.20)%	(7.15	)%****	$2,391,855

JPMorgan Investor Growth & Income Fund, Class A	(11.07)%	(6.89)%	1.91%	(8.20)%	(5.07	)%*****	$2,582,673

Portfolio Composition by Asset Class******

Investor Balanced Fund
Fixed Income	47.8%
U.S. Equity	33.1
International Equity	14.8
Alternative Assets	3.0
Short-Term Investments	1.3

Investor Conservative Growth Fund
Fixed Income	67.0%
U.S. Equity	19.3
International Equity	9.1
Alternative Assets	3.5
Short-Term Investments	1.1

Investor Growth Fund
U.S. Equity	60.1%
International Equity	25.8
Fixed Income	11.6
Alternative Assets	1.3
Short-Term Investments	1.2

Investor Growth & Income Fund
U.S. Equity	45.7%
Fixed Income	31.4
International Equity	19.3
Alternative Assets	2.5
Short-Term Investments	1.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The Composite Benchmark is comprised of unmanaged indices that correspond to the Investor Balanced Fund’s model allocation and consists of the Bloomberg Barclays U.S. Intermediate Aggregate Index (50%) and the Russell 3000 Index (50%).
***	The Composite Benchmark is comprised of unmanaged indices that correspond to the Investor Conservative Growth Fund’s model allocation and consists of the Bloomberg Barclays U.S. Intermediate Aggregate Index (70%) and the Russell 3000 Index (30%).
****	The Composite Benchmark is comprised of unmanaged indices that correspond to the Investor Growth Fund’s model allocation and consists of the Russell 3000 Index (90%) and the Bloomberg Barclays U.S. Intermediate Aggregate Index (10%).
*****	The Composite Benchmark is comprised of unmanaged indices that correspond to the Investor Growth & Income Fund’s model allocation and consists of the Russell 3000 Index (70%) and the Bloomberg Barclays U.S. Intermediate Aggregate Index (30%).
******	Percentages indicated are based on total investments as of December 31, 2018. The Funds’ portfolio composition is subject to change.

2	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2018

J.P. Morgan Investor Funds

FUNDS COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

INVESTMENT OBJECTIVES*

The JPMorgan Investor Balanced Fund seeks high total return consistent with the preservation of capital by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity and fixed income securities.

The JPMorgan Investor Conservative Growth Fund seeks income and capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in fixed income and equity securities.

The JPMorgan Investor Growth Fund seeks long-term capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.

The JPMorgan Investor Growth & Income Fund seeks long-term capital appreciation and growth of income by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.

HOW DID THE MARKET PERFORM?

U.S. equity markets posted negative returns for the reporting period, though they generally outperformed equities in both developed markets and emerging markets. Global bond markets generally had a lackluster performance in the second half of 2018.

U.S. equity prices were largely supported by strong corporate earnings and revenue, low interest rates and an expanding domestic economy. In August, U.S. equity prices reached record highs and remained elevated through September. However, share prices fell sharply and market volatility spiked in early October, then rebounded slightly in November before plummeting again in December, erasing gains made over the previous five months.

In Europe, equity markets came under pressure from slowing economic growth, political tensions within the European Union (“EU”) and uncertainty about Britain’s planned exit from the EU. Emerging market equity prices fell as rising U.S. interest rates and signs that U.S.-China trade tariffs were curbing demand from Chinese manufacturers. Notably, emerging market bonds rebounded slightly during the second half of 2018.

Overall, U.S. large cap equity outperformed mid cap and small cap equity and growth stocks outperformed value stocks. Within fixed income, investment grade corporate bonds outperformed high yield bonds (also known as junk bonds) during the reporting period.

WHAT WERE THE MAIN DRIVERS OF THE FUNDS’ PERFORMANCE?

In accordance with their model allocations, each of the JPMorgan Investor Funds (the “Investor Funds”) allocated its assets among fixed income, equity and alternative investments. For the six months ended December 31, 2018, each of the Investor Funds’ Class A shares underperformed the Bloomberg Barclays U.S. Intermediate Aggregate Index, the Investor Funds’ broad based fixed income benchmark.

The Class A Shares of each of JPMorgan Investor Balanced Fund, the JPMorgan Investor Conservative Growth Fund and the JPMorgan Investor Growth & Income Fund outperformed the Russell 3000 Index, the Investor Funds’ broad based equity benchmark, mainly due to their allocations to core bond securities, which generally outperformed equity securities and were not held in the Russell 3000 Index. The JPMorgan Investor Growth Fund underperformed the Russell 3000 Index due to its security selection and allocation to equity, which was the worst performing asset class in the third quarter of 2018.

Each Investor Fund’s performance is also compared to composite benchmarks, which comprise different percentages of the Investor Funds’ broad based fixed income and equity benchmarks. These composite benchmarks correspond to each Investor Fund’s target allocation. All of the Investor Funds underperformed their respective composite benchmarks, mainly due to the poor performance of both U.S. and international equity.

HOW WERE THE FUNDS POSITIONED?

Each Investor Fund invested in underlying JPMorgan Funds (“underlying funds”). The underlying funds invest in fixed income securities, equities and other alternative fixed income and equity strategies, such as below investment-grade, high-yield bonds, commodities, equity long/short and market-neutral strategies. Among equities, the underlying funds in which the Investor Funds invested were allocated among large-cap, mid-cap, small-cap and international stocks. The Investor Funds’ portfolio managers made investments for each Investor Fund based on an evaluation of three components: underlying fund selection, tactical asset allocation and strategic asset allocation. The portfolio managers determined the strategic weight for each asset class in the Investor Funds by making investments that they believed would perform well over the long term and maintaining a level of volatility similar to that of each Investor Fund’s composite benchmark.

During the reporting period, the Investor Funds’ portfolio managers — through their investments in underlying funds — decreased their allocation to credit (high yield debt and leveraged loans) and continued to reduce their allocation to U.S. equity. The managers maintained their relative overweight to international equities due to expectations that pressure from the interest rate environment would abate and international equities, particularly emerging markets, would benefit.

*	The adviser seeks to achieve each Fund’s objective. There can be no guarantee it will be achieved.

DECEMBER 31, 2018	J.P. MORGAN INVESTOR FUNDS	3

JPMorgan Investor Balanced Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 10, 1996
With Sales Charge**		(9.20)%	(9.29)%	2.81%	7.04%
Without Sales Charge		(4.93)	(4.99)	3.76	7.54
CLASS C SHARES	July 1, 1997
With CDSC***		(6.21)	(6.54)	3.19	6.97
Without CDSC		(5.21)	(5.54)	3.19	6.97
CLASS I SHARES	December 10, 1996	(4.87)	(4.74)	4.01	7.81
CLASS R6 SHARES	July 31, 2017	(4.80)	(4.66)	4.04	7.82

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/08 TO 12/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been higher than those shown because Class R6 Shares have lower expenses than Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Balanced Fund, the Bloomberg Barclays U.S. Intermediate Aggregate Index, the Russell 3000 Index, the Investor Balanced Composite Benchmark and the Lipper Mixed-Asset Target Allocation Moderate Funds Index from December 31, 2008 to December 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the broad-based securities indices and the Investor Balanced Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Allocation Moderate Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Barclays U.S. Intermediate Aggregate Index is an unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Investor Balanced Composite Benchmark is comprised of unmanaged indices that correspond to the Fund’s model allocation and consists of the Bloomberg Barclays U.S. Intermediate Aggregate Index (50%) and the Russell 3000 Index (50%). The Lipper Mixed-Asset Target Allocation Moderate Funds Index consists of funds that by portfolio practice maintain a mix of between 40% to 60% equity securities, with the remainder invested in bonds, cash and cash equivalents. Investors cannot invest directly in an index.

Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2018

JPMorgan Investor Conservative Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 10, 1996
With Sales Charge**		(6.84)%	(7.32)%	2.00%	5.42%
Without Sales Charge		(2.49)	(2.96)	2.94	5.90
CLASS C SHARES	July 1, 1997
With CDSC***		(3.78)	(4.54)	2.38	5.32
Without CDSC		(2.78)	(3.54)	2.38	5.32
CLASS I SHARES	December 10, 1996	(2.43)	(2.78)	3.21	6.17
CLASS R6 SHARES	July 31, 2017	(2.37)	(2.66)	3.22	6.18

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/08 TO 12/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been higher than those shown because Class R6 Shares have lower expenses than Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Conservative Growth Fund, the Bloomberg Barclays U.S. Intermediate Aggregate Index, the Russell 3000 Index, the Investor Conservative Growth Composite Benchmark, and the Lipper Mixed-Asset Target Allocation Conservative Funds Index from December 31, 2008 to December 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the broad-based securities indices and the Investor Conservative Growth Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Allocation Conservative Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the

Fund. The Bloomberg Barclays U.S. Intermediate Aggregate Index is an unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Investor Conservative Growth Composite Benchmark is comprised of unmanaged indices that correspond to the Fund’s model allocation and consists of the Bloomberg Barclays U.S. Intermediate Aggregate Index (70%) and the Russell 3000 Index (30%). The Lipper Mixed-Asset Target Allocation Conservative Funds Index consists of funds that by portfolio practice maintain a mix of between 20% to 40% equity securities, with the remainder invested in bonds, cash and cash equivalents. Investors cannot invest directly in an index.

Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2018	J.P. MORGAN INVESTOR FUNDS	5

JPMorgan Investor Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 10, 1996
With Sales Charge**		(13.50)%	(12.97)%	4.23%	9.84%
Without Sales Charge		(9.43)	(8.89)	5.20	10.34
CLASS C SHARES	July 1, 1997
With CDSC***		(10.66)	(10.38)	4.64	9.73
Without CDSC		(9.66)	(9.38)	4.64	9.73
CLASS I SHARES	December 10, 1996	(9.31)	(8.62)	5.48	10.63
CLASS R6 SHARES	July 31, 2017	(9.20)	(8.51)	5.50	10.64

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/08 TO 12/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been higher than those shown because Class R6 Shares have lower expenses than Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Growth Fund, the Russell 3000 Index, the Bloomberg Barclays U.S. Intermediate Aggregate Index, the Investor Growth Composite Benchmark and the Lipper Mixed-Asset Target Allocation Aggressive Growth Funds Index from December 31, 2008 to December 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the broad-based securities indices and the Investor Growth Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Allocation Aggressive Growth Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell

3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Bloomberg Barclays U.S. Intermediate Aggregate Index is an unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Investor Growth Composite Benchmark is comprised of unmanaged indices that correspond to the Fund’s model allocation and consists of the Russell 3000 Index (90%) and the Bloomberg Barclays U.S. Intermediate Aggregate Index (10%). The Lipper Mixed-Asset Target Allocation Aggressive Growth Funds Index consists of funds that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Investors cannot invest directly in an index.

Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2018

JPMorgan Investor Growth & Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 10, 1996
With Sales Charge**		(11.07)%	(10.73)%	3.41%	8.49%
Without Sales Charge		(6.89)	(6.53)	4.37	9.00
CLASS C SHARES	July 1, 1997
With CDSC***		(8.24)	(8.08)	3.79	8.40
Without CDSC		(7.24)	(7.08)	3.79	8.40
CLASS I SHARES	December 10, 1996	(6.81)	(6.27)	4.64	9.27
CLASS R6 SHARES	July 31, 2017	(6.70)	(6.15)	4.67	9.29

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/08 To 12/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been higher than those shown because Class R6 Shares have lower expenses than Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Growth & Income Fund, the Russell 3000 Index, the Bloomberg Barclays U.S. Intermediate Aggregate Index, the Investor Growth & Income Composite Benchmark and the Lipper Mixed-Asset Target Allocation Growth Funds Index from December 31, 2008 to December 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the broad-based securities indices and the Investor Growth & Income Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Allocation Growth Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The

Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Bloomberg Barclays U.S. Intermediate Aggregate Index is an unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Investor Growth & Income Composite Benchmark is comprised of unmanaged indices that correspond to the Fund’s model allocation and consists of the Russell 3000 Index (70%) and the Bloomberg Barclays U.S. Intermediate Aggregate Index (30%). The Lipper Mixed-Asset Target Allocation Growth Funds Index consists of funds that by portfolio practice maintain a mix of between 60% to 80% equity securities, with the remainder invested in bonds, cash and cash equivalents. Investors cannot invest directly in an index.

Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2018	J.P. MORGAN INVESTOR FUNDS	7

JPMorgan Investor Balanced Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 98.8%

Alternative Assets — 3.0%

JPMorgan Research Market Neutral Fund Class L Shares * (a)	2,852	43,757

JPMorgan Systematic Alpha Fund Class R6 Shares * (a)	6,098	87,073

Total Alternative Assets		130,830

Fixed Income — 47.8%

JPMorgan Core Bond Fund Class R6 Shares (a)	85,943	969,433

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	57,848	463,937

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	5,775	43,541

JPMorgan Floating Rate Income Fund Class R6 Shares (a)	14,577	130,461

JPMorgan High Yield Fund Class R6 Shares (a)	16,345	110,983

JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	6,814	67,597

JPMorgan Limited Duration Bond Fund Class R6 Shares (a)	19,375	193,555

JPMorgan Strategic Income Opportunities Fund Class R6 Shares (a)	7,519	85,420

JPMorgan Unconstrained Debt Fund Class R6 Shares (a)	4,309	40,763

Total Fixed Income		2,105,690

International Equity — 14.8%

JPMorgan Emerging Economies Fund Class R6 Shares (a)	5,616	65,319

JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	2,645	65,931

JPMorgan Europe Dynamic Fund Class R6 Shares (a)	3,929	84,909

JPMorgan Global Research Enhanced Index Fund Class R6 Shares (a)	7,872	144,537

JPMorgan International Equity Fund Class R6 Shares (a)	4,406	63,968

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	14,748	229,037

Total International Equity		653,701

U.S. Equity — 33.2%

JPMorgan Equity Income Fund Class R6 Shares (a)	5,806	92,024

JPMorgan Intrepid America Fund Class R6 Shares (a)	9,066	292,480

JPMorgan Intrepid Growth Fund Class R6 Shares (a)	3,077	148,073

JPMorgan Large Cap Growth Fund Class R6 Shares (a)	3,953	134,663

JPMorgan Large Cap Value Fund Class R6 Shares (a)	8,736	106,320

INVESTMENTS	SHARES (000)	VALUE ($000)

U.S. Equity — continued

JPMorgan Market Expansion Enhanced Index Fund Class R6 Shares (a)	16,288	141,051

JPMorgan Mid Cap Growth Fund Class R6 Shares * (a)	1,033	31,192

JPMorgan Small Cap Value Fund Class R6 Shares (a)	1,307	29,969

JPMorgan U.S. Equity Fund Class R6 Shares (a)	29,639	400,424

JPMorgan Value Advantage Fund Class R6 Shares (a)	2,774	84,624

Total U.S. Equity		1,460,820

Total Investment Companies (Cost $3,975,851)		4,351,041

Short-Term Investments — 1.3%

Investment Companies — 1.3%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (a) (b) (Cost $55,326)	55,326	55,326

Total Investments — 100.1% (Cost $4,031,177)		4,406,367
Liabilities in Excess of Other Assets — (0.1%)		(5,632)

NET ASSETS — 100.0%		4,400,735

Percentages indicated are based on net assets.

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2018.
*	Non-income producing security.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2018

JPMorgan Investor Conservative Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 99.1%

Alternative Assets — 3.5%

JPMorgan Research Market Neutral Fund Class L Shares * (a)	2,098	32,179

JPMorgan Systematic Alpha Fund Class R6 Shares * (a)	5,627	80,358

Total Alternative Assets		112,537

Fixed Income — 67.2%

JPMorgan Core Bond Fund Class R6 Shares (a)	89,643	1,011,173

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	53,236	426,955

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	4,277	32,251

JPMorgan Floating Rate Income Fund Class R6 Shares (a)	12,476	111,663

JPMorgan Government Bond Fund Class R6 Shares (a)	3,548	36,541

JPMorgan High Yield Fund Class R6 Shares (a)	7,389	50,175

JPMorgan Income Fund Class R6 Shares (a)	7,648	69,372

JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	6,024	59,762

JPMorgan Limited Duration Bond Fund Class R6 Shares (a)	27,536	275,084

JPMorgan Strategic Income Opportunities Fund Class R6 Shares (a)	5,533	62,860

JPMorgan Unconstrained Debt Fund Class R6 Shares (a)	3,383	32,006

Total Fixed Income		2,167,842

International Equity — 9.1%

JPMorgan Emerging Economies Fund Class R6 Shares (a)	3,145	36,574

JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	1,463	36,462

JPMorgan Europe Dynamic Fund Class R6 Shares (a)	1,314	28,405

JPMorgan Global Research Enhanced Index Fund Class R6 Shares (a)	2,151	39,484

JPMorgan International Equity Fund Class R6 Shares (a)	2,103	30,536

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	7,839	121,738

Total International Equity		293,199

U.S. Equity — 19.3%

JPMorgan Equity Income Fund Class R6 Shares (a)	3,443	54,575

JPMorgan Intrepid America Fund Class R6 Shares (a)	4,723	152,374

JPMorgan Intrepid Growth Fund Class R6 Shares (a)	1,672	80,484

INVESTMENTS	SHARES (000)	VALUE ($000)

U.S. Equity — continued

JPMorgan Large Cap Growth Fund Class R6 Shares (a)	1,061	36,145

JPMorgan Large Cap Value Fund Class R6 Shares (a)	1,644	20,005

JPMorgan Market Expansion Enhanced Index Fund Class R6 Shares (a)	4,075	35,290

JPMorgan Mid Cap Growth Fund Class R6 Shares * (a)	973	29,380

JPMorgan Small Cap Value Fund Class R6 Shares (a)	914	20,967

JPMorgan U.S. Equity Fund Class R6 Shares (a)	10,837	146,412

JPMorgan Value Advantage Fund Class R6 Shares (a)	1,634	49,843

Total U.S. Equity		625,475

Total Investment Companies (Cost $3,018,189)		3,199,053

Short-Term Investments — 1.1%

Investment Companies — 1.1%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (a) (b) (Cost $34,823)	34,823	34,823

Total Investments — 100.2% (Cost $3,053,012)		3,233,876
Liabilities in Excess of Other Assets — (0.2%)		(7,581)

NET ASSETS — 100.0%		3,226,295

Percentages indicated are based on net assets.

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2018.
*	Non-income producing security.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN INVESTOR FUNDS	9

JPMorgan Investor Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 98.9%

Alternative Assets — 1.3%

JPMorgan Systematic Alpha Fund Class R6 Shares * (a)	2,150	30,697

Fixed Income — 11.6%

JPMorgan Core Bond Fund Class R6 Shares (a)	16,953	191,225

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	3,577	28,690

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	1,581	11,920

JPMorgan Floating Rate Income Fund Class R6 Shares (a)	2,332	20,870

JPMorgan High Yield Fund Class R6 Shares (a)	3,680	24,988

Total Fixed Income		277,693

International Equity — 25.8%

JPMorgan Emerging Economies Fund Class R6 Shares (a)	4,544	52,849

JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	2,132	53,139

JPMorgan Europe Dynamic Fund Class R6 Shares (a)	3,541	76,523

JPMorgan Global Research Enhanced Index Fund Class R6 Shares (a)	4,127	75,770

JPMorgan International Equity Fund Class R6 Shares (a)	7,503	108,936

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	11,158	173,287

JPMorgan International Unconstrained Equity Fund Class R6 Shares (a)	4,358	76,832

Total International Equity		617,336

U.S. Equity — 60.2%

JPMorgan Equity Income Fund Class R6 Shares (a)	3,005	47,634

JPMorgan Intrepid America Fund Class R6 Shares (a)	8,436	272,148

JPMorgan Intrepid Growth Fund Class R6 Shares (a)	2,488	119,761

JPMorgan Large Cap Growth Fund Class R6 Shares (a)	5,803	197,711

JPMorgan Large Cap Value Fund Class R6 Shares (a)	18,759	228,301

JPMorgan Market Expansion Enhanced Index Fund Class R6 Shares (a)	15,008	129,970

JPMorgan Mid Cap Growth Fund Class R6 Shares * (a)	1,077	32,525

JPMorgan Small Cap Value Fund Class R6 Shares (a)	1,340	30,732

JPMorgan U.S. Equity Fund Class R6 Shares (a)	24,837	335,554

INVESTMENTS	SHARES (000)	VALUE ($000)

U.S. Equity — continued

JPMorgan Value Advantage Fund Class R6 Shares (a)	1,536	46,862

Total U.S. Equity		1,441,198

Total Investment Companies (Cost $2,026,938)		2,366,924

Short-Term Investments — 1.2%

Investment Companies — 1.2%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (a) (b) (Cost $28,516)	28,516	28,516

Total Investments — 100.1% (Cost $2,055,454)		2,395,440
Liabilities in Excess of Other Assets — (0.1%)		(3,585)

NET ASSETS — 100.0%		2,391,855

Percentages indicated are based on net assets.

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2018.
*	Non-income producing security.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2018

JPMorgan Investor Growth & Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 99.0%

Alternative Assets — 2.5%

JPMorgan Research Market Neutral Fund Class L Shares * (a)	1,252	19,205

JPMorgan Systematic Alpha Fund Class R6 Shares * (a)	3,223	46,024

Total Alternative Assets		65,229

Fixed Income — 31.5%

JPMorgan Core Bond Fund Class R6 Shares (a)	36,779	414,863

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	21,345	171,190

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	1,699	12,811

JPMorgan Floating Rate Income Fund Class R6 Shares (a)	7,070	63,276

JPMorgan High Yield Fund Class R6 Shares (a)	7,616	51,714

JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	3,761	37,307

JPMorgan Limited Duration Bond Fund Class R6 Shares (a)	3,659	36,554

JPMorgan Strategic Income Opportunities Fund Class R6 Shares (a)	2,251	25,577

Total Fixed Income		813,292

International Equity — 19.3%

JPMorgan Emerging Economies Fund Class R6 Shares (a)	4,003	46,551

JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	1,856	46,264

JPMorgan Europe Dynamic Fund Class R6 Shares (a)	3,054	65,990

JPMorgan Global Research Enhanced Index Fund Class R6 Shares (a)	5,481	100,629

JPMorgan International Equity Fund Class R6 Shares (a)	4,426	64,266

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	8,835	137,204

JPMorgan International Unconstrained Equity Fund Class R6 Shares (a)	2,111	37,213

Total International Equity		498,117

U.S. Equity — 45.7%

JPMorgan Equity Income Fund Class R6 Shares (a)	3,347	53,053

JPMorgan Intrepid America Fund Class R6 Shares (a)	8,085	260,813

JPMorgan Intrepid Growth Fund Class R6 Shares (a)	1,620	77,966

JPMorgan Large Cap Growth Fund Class R6 Shares (a)	4,813	163,976

JPMorgan Large Cap Value Fund Class R6 Shares (a)	11,667	141,989

JPMorgan Market Expansion Enhanced Index Fund Class R6 Shares (a)	11,171	96,740

INVESTMENTS	SHARES (000)	VALUE ($000)

U.S. Equity — continued

JPMorgan Mid Cap Growth Fund Class R6 Shares * (a)	1,066	32,171

JPMorgan Small Cap Value Fund Class R6 Shares (a)	1,355	31,078

JPMorgan U.S. Equity Fund Class R6 Shares (a)	20,226	273,253

JPMorgan Value Advantage Fund Class R6 Shares (a)	1,630	49,728

Total U.S. Equity		1,180,767

Total Investment Companies (Cost $2,199,761)		2,557,405

Short-Term Investments — 1.1%

Investment Companies — 1.1%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (a) (b) (Cost $29,017)	29,017	29,017

Total Investments — 100.1% (Cost $2,228,778)		2,586,422
Liabilities in Excess of Other Assets — (0.1%)		(3,749)

NET ASSETS — 100.0%		2,582,673

Percentages indicated are based on net assets.

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2018.
*	Non-income producing security.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN INVESTOR FUNDS	11

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2018 (Unaudited)

(Amounts in thousands, except per share amounts)

	JPMorgan Investor Balanced Fund		JPMorgan Investor Conservative Growth Fund		JPMorgan Investor Growth Fund		JPMorgan Investor Growth & Income Fund
ASSETS:
Investments in affiliates, at value	$4,406,367		$3,233,876		$2,395,440		$2,586,422
Cash	88		—		59		52
Receivables:
Fund shares sold	5,274		893		2,656		2,302
Dividends from affiliates	4		315		2		2

Total Assets	4,411,733		3,235,084		2,398,157		2,588,778

LIABILITIES:
Payables:
Due to custodian	—		257		—		—
Distributions	357		155		605		442
Fund shares redeemed	8,218		6,276		4,419		4,254
Accrued liabilities:
Investment advisory fees	181		133		98		94
Administration fees	220		170		135		134
Distribution fees	1,144		1,133		508		610
Service fees	553		447		224		290
Custodian and accounting fees	5		5		5		5
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	—	(a)	—	(a)
Other	320		213		308		276

Total Liabilities	10,998		8,789		6,302		6,105

Net Assets	$4,400,735		$3,226,295		$2,391,855		$2,582,673

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2018

	JPMorgan Investor Balanced Fund	JPMorgan Investor Conservative Growth Fund	JPMorgan Investor Growth Fund	JPMorgan Investor Growth & Income Fund
NET ASSETS:
Paid-in-Capital	$3,954,346	$3,014,709	$1,973,065	$2,195,167
Total distributable earnings (loss) (a)	446,389	211,586	418,790	387,506

Total Net Assets	$4,400,735	$3,226,295	$2,391,855	$2,582,673

Net Assets:
Class A	$3,137,131	$2,005,024	$1,814,574	$2,144,148
Class C	727,648	1,091,813	177,303	227,465
Class I	457,236	128,550	392,458	210,439
Class R6	78,720	908	7,520	621

Total	$4,400,735	$3,226,295	$2,391,855	$2,582,673

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	230,763	171,403	104,142	142,777
Class C	54,432	93,794	10,966	15,630
Class I	33,573	10,923	22,021	14,261
Class R6	5,783	77	422	42

Net Asset Value (b):
Class A — Redemption price per share	$13.59	$11.70	$17.42	$15.02
Class C — Offering price per share (c)	13.37	11.64	16.17	14.55
Class I — Offering and redemption price per share	13.62	11.77	17.82	14.76
Class R6 — Offering and redemption price per share	13.61	11.76	17.82	14.76
Class A maximum sales charge	4.50%	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$14.23	$12.25	$18.24	$15.73

Cost of investments in affiliates	$4,031,177	$3,053,012	$2,055,454	$2,228,778

(a)

Total distributable earnings have been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN INVESTOR FUNDS	13

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

(Amounts in thousands)

	JPMorgan Investor Balanced Fund	JPMorgan Investor Conservative Growth Fund	JPMorgan Investor Growth Fund	JPMorgan Investor Growth & Income Fund
INVESTMENT INCOME:
Interest income from affiliates	$—	$—	$— (a)	—
Dividend income from affiliates	74,033	53,996	38,591	42,358

Total investment income	74,033	53,996	38,591	42,358

EXPENSES:
Investment advisory fees	1,185	861	670	714
Administration fees	1,372	1,048	856	900
Distribution fees:
Class A	4,248	2,671	2,539	2,951
Class C	2,951	4,381	753	951
Service fees:
Class A	4,248	2,671	2,539	2,951
Class C	983	1,461	251	317
Class I	589	172	551	302
Custodian and accounting fees	11	11	11	10
Professional fees	40	32	28	29
Trustees’ and Chief Compliance Officer’s fees	22	19	18	18
Printing and mailing costs	117	78	95	90
Registration and filing fees	70	63	58	59
Transfer agency fees (See Note 2.D.)	150	97	178	151
Other	37	29	23	24

Total expenses	16,023	13,594	8,570	9,467

Less fees waived	(2,211)	(1,452)	(1,609)	(1,634)
Less expense reimbursements	—	—	— (a)	—

Net expenses	13,812	12,142	6,961	7,833

Net investment income (loss)	60,221	41,854	31,630	34,525

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on investments in affiliates	41,537	13,839	17,324	21,401
Distributions of capital gains received from investment company affiliates	170,575	70,348	164,537	138,740
Change in net unrealized appreciation/depreciation of investments in affiliates	(504,869)	(213,489)	(463,091)	(388,588)

Net realized/unrealized gains (losses)	(292,757)	(129,302)	(281,230)	(228,447)

Change in net assets resulting from operations	$(232,536)	$(87,448)	$(249,600)	$(193,922)

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2018

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Investor Balanced Fund		JPMorgan Investor Conservative Growth Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$60,221	$71,739	$41,854	$60,122
Net realized gain (loss) on investments in affiliates	41,537	127,340	13,839	69,443
Distributions of capital gains received from investment company affiliates	170,575	126,064	70,348	52,204
Change in net unrealized appreciation/depreciation of investments in affiliates	(504,869)	(23,178)	(213,489)	(49,947)

Change in net assets resulting from operations	(232,536)	301,965	(87,448)	131,822

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(210,640)	(236,178)	(100,212)	(118,112)
Class C	(47,715)	(48,722)	(51,780)	(58,140)
Class I	(30,786)	(31,225)	(6,615)	(7,467)
Class R6 (b)	(5,550)	(2,514)	(45)	(3)
Class T (c)	—	(1)	—	(1)

Total distributions to shareholders	(294,691)	(318,640)	(158,652)	(183,723)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	143,366	(170,845)	(27,327)	(239,055)

NET ASSETS:
Change in net assets	(383,861)	(187,520)	(273,427)	(290,956)
Beginning of period	4,784,596	4,972,116	3,499,722	3,790,678

End of period	$4,400,735	$4,784,596	$3,226,295	$3,499,722

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

	JPMorgan Investor Balanced Fund	JPMorgan Investor Conservative Growth Fund
Class A
From net investment income	$(67,929)	$(45,491)
From net realized gains	(168,249)	(72,621)
Class C
From net investment income	(11,192)	(18,781)
From net realized gains	(37,530)	(39,359)
Class I
From net investment income	(10,115)	(3,123)
From net realized gains	(21,110)	(4,344)
Class R6 (b)
From net investment income	(1,006)	(2)
From net realized gains	(1,508)	(1)
Class T (c)
From net investment income	— (d)	— (d)
From net realized gains	(1)	(1)

(b)	Commencement of offering of class of shares effective July 31, 2017.
(c)	Class T Shares had no assets from the close of business on June 5, 2018.
(d)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN INVESTOR FUNDS	15

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Investor Growth Fund		JPMorgan Investor Growth & Income Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$31,630	$23,106	$34,525	$35,745
Net realized gain (loss) on investments in affiliates	17,324	48,795	21,401	90,932
Distributions of capital gains received from investment company affiliates	164,537	134,010	138,740	115,297
Change in net unrealized appreciation/depreciation of investments in affiliates	(463,091)	70,222	(388,588)	7,425

Change in net assets resulting from operations	(249,600)	276,133	(193,922)	249,399

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(141,722)	(173,357)	(163,121)	(197,243)
Class C	(14,542)	(17,453)	(17,296)	(20,021)
Class I	(30,923)	(32,701)	(16,892)	(20,236)
Class R6 (b)	(603)	(605)	(49)	(16)
Class T (c)	—	(2)	—	(1)

Total distributions to shareholders	(187,790)	(224,118)	(197,358)	(237,517)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	127,409	91,735	84,240	(94,761)

NET ASSETS:
Change in net assets	(309,981)	143,750	(307,040)	(82,879)
Beginning of period	2,701,836	2,558,086	2,889,713	2,972,592

End of period	$2,391,855	$2,701,836	$2,582,673	$2,889,713

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

	JPMorgan Investor Growth Fund	JPMorgan Investor Growth & Income Fund
Class A
From net investment income	$(37,031)	$(46,325)
From net realized gains	(136,326)	(150,918)
Class C
From net investment income	(3,343)	(3,589)
From net realized gains	(14,110)	(16,432)
Class I
From net investment income	(7,867)	(5,266)
From net realized gains	(24,834)	(14,970)
Class R6 (b)
From net investment income	(154)	(6)
From net realized gains	(451)	(10)
Class T (c)
From net investment income	(1)	— (d)
From net realized gains	(1)	(1)

(b)	Commencement of offering of class of shares effective July 31, 2017.
(c)	Class T Shares had no assets from the close of business on June 5, 2018.
(d)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2018

	JPMorgan Investor Balanced Fund		JPMorgan Investor Conservative Growth Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$143,386	$460,817	$89,802	$442,260
Distributions reinvested	209,753	235,227	99,796	117,679
Cost of shares redeemed	(276,863)	(672,859)	(206,330)	(429,357)

Change in net assets resulting from Class A capital transactions	$76,276	$23,185	$(16,732)	$130,582

Class C
Proceeds from shares issued	$77,328	$138,371	$75,285	$171,728
Distributions reinvested	47,485	48,466	51,548	57,915
Cost of shares redeemed	(99,993)	(472,053)	(139,799)	(602,825)

Change in net assets resulting from Class C capital transactions	$24,820	$(285,216)	$(12,966)	$(373,182)

Class I
Proceeds from shares issued	$66,976	$108,433	$15,362	$32,920
Distributions reinvested	30,432	29,635	6,442	6,927
Cost of shares redeemed	(57,832)	(135,249)	(20,242)	(36,461)

Change in net assets resulting from Class I capital transactions	$39,576	$2,819	$1,562	$3,386

Class R6 (a)
Proceeds from shares issued	$115	$86,464	$777	$177
Distributions reinvested	5,550	2,513	45	2
Cost of shares redeemed	(2,971)	(590)	(13)	— (b)

Change in net assets resulting from Class R6 capital transactions	$2,694	$88,387	$809	$179

Class T (c)
Distributions reinvested	$—	$1	$—	$1
Cost of shares redeemed	—	(21)	—	(21)

Change in net assets resulting from Class T capital transactions	$—	$(20)	$—	$(20)

Total change in net assets resulting from capital transactions	$143,366	$(170,845)	$(27,327)	$(239,055)

(a)	Commencement of offering of class of shares effective July 31, 2017.
(b)	Amount rounds to less than one thousand.
(c)	Class T Shares had no assets from the close of business on June 5, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN INVESTOR FUNDS	17

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Investor Balanced Fund		JPMorgan Investor Conservative Growth Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
SHARE TRANSACTIONS:
Class A
Issued	9,549	29,180	7,238	33,945
Reinvested	15,018	15,208	8,357	9,180
Redeemed	(18,385)	(43,083)	(16,555)	(33,363)

Change in Class A Shares	6,182	1,305	(960)	9,762

Class C
Issued	5,155	8,998	6,026	13,393
Reinvested	3,467	3,183	4,351	4,539
Redeemed	(6,752)	(30,384)	(11,268)	(46,658)

Change in Class C Shares	1,870	(18,203)	(891)	(28,726)

Class I
Issued	4,491	6,915	1,214	2,536
Reinvested	2,174	1,913	535	538
Redeemed	(3,833)	(8,609)	(1,619)	(2,821)

Change in Class I Shares	2,832	219	130	253

Class R6 (a)
Issued	8	5,464	60	14
Reinvested	396	163	4	— (b)
Redeemed	(210)	(38)	(1)	— (b)

Change in Class R6 Shares	194	5,589	63	14

Class T (c)
Reinvested	—	— (b)	—	— (b)
Redeemed	—	(1)	—	(2)

Change in Class T Shares	—	(1)	—	(2)

(a)	Commencement of offering of class of shares effective July 31, 2017.
(b)	Amount rounds to less than one thousand.
(c)	Class T Shares had no assets from the close of business on June 5, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2018

	JPMorgan Investor Growth Fund		JPMorgan Investor Growth & Income Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$88,003	$193,204	$86,411	$225,692
Distributions reinvested	140,604	172,014	162,018	195,946
Cost of shares redeemed	(132,109)	(293,109)	(167,796)	(389,174)

Change in net assets resulting from Class A capital transactions	$96,498	$72,109	$80,633	$32,464

Class C
Proceeds from shares issued	$19,520	$45,931	$21,493	$47,513
Distributions reinvested	14,396	17,270	17,132	19,822
Cost of shares redeemed	(28,563)	(138,492)	(35,947)	(198,558)

Change in net assets resulting from Class C capital transactions	$5,353	$(75,291)	$2,678	$(131,223)

Class I
Proceeds from shares issued	$42,928	$134,558	$16,760	$40,223
Distributions reinvested	30,133	31,813	16,408	19,287
Cost of shares redeemed	(48,353)	(79,570)	(32,335)	(56,132)

Change in net assets resulting from Class I capital transactions	$24,708	$86,801	$833	$3,378

Class R6 (a)
Proceeds from shares issued	$821	$8,361	$103	$662
Distributions reinvested	603	605	49	16
Cost of shares redeemed	(574)	(829)	(56)	(37)

Change in net assets resulting from Class R6 capital transactions	$850	$8,137	$96	$641

Class T (b)
Distributions reinvested	—	2	—	1
Cost of shares redeemed	—	(23)	— (c)	(22)

Change in net assets resulting from Class T capital transactions	$—	$(21)	$— (c)	$(21)

Total change in net assets resulting from capital transactions	$127,409	$91,735	$84,240	$(94,761)

(a)	Commencement of offering of class of shares effective July 31, 2017.
(b)	Class T Shares had no assets from the close of business on June 5, 2018.
(c)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN INVESTOR FUNDS	19

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Investor Growth Fund		JPMorgan Investor Growth & Income Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
SHARE TRANSACTIONS:
Class A
Issued	4,371	9,068	5,099	12,545
Reinvested	7,802	8,256	10,459	11,186
Redeemed	(6,514)	(13,900)	(9,815)	(21,923)

Change in Class A Shares	5,659	3,424	5,743	1,808

Class C
Issued	1,017	2,319	1,284	2,749
Reinvested	861	886	1,144	1,166
Redeemed	(1,501)	(6,904)	(2,172)	(11,335)

Change in Class C Shares	377	(3,699)	256	(7,420)

Class I
Issued	2,076	6,205	983	2,304
Reinvested	1,632	1,496	1,076	1,119
Redeemed	(2,380)	(3,692)	(1,957)	(3,199)

Change in Class I Shares	1,328	4,009	102	224

Class R6 (a)
Issued	39	390	6	37
Reinvested	33	28	3	1
Redeemed	(30)	(38)	(3)	(2)

Change in Class R6 Shares	42	380	6	36

Class T (b)
Reinvested	—	— (c)	—	— (c)
Redeemed	—	(1)	— (c)	(1)

Change in Class T Shares	—	(1)	— (c)	(1)

(a)	Commencement of offering of class of shares effective July 31, 2017.
(b)	Class T Shares had no assets from the close of business on June 5, 2018.
(c)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2018

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2018	J.P. MORGAN INVESTOR FUNDS	21

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Investor Balanced Fund
Class A
Six Months Ended December 31, 2018 (Unaudited)	$15.30	$0.20	(g)	$(0.95)	$(0.75)	$(0.28)	$(0.68)	$(0.96)
Year Ended June 30, 2018	15.37	0.24	(g)	0.72	0.96	(0.29)	(0.74)	(1.03)
Year Ended June 30, 2017	14.33	0.23	(g)	1.33	1.56	(0.24)	(0.28)	(0.52)
Year Ended June 30, 2016	15.12	0.22	(g)	(0.29)	(0.07)	(0.25)	(0.47)	(0.72)
Year Ended June 30, 2015	15.25	0.19		0.24	0.43	(0.28)	(0.28)	(0.56)
Year Ended June 30, 2014	13.61	0.17	(g)	1.74	1.91	(0.23)	(0.04)	(0.27)

Class C
Six Months Ended December 31, 2018 (Unaudited)	15.06	0.15	(g)	(0.93)	(0.78)	(0.23)	(0.68)	(0.91)
Year Ended June 30, 2018	15.14	0.14	(g)	0.73	0.87	(0.21)	(0.74)	(0.95)
Year Ended June 30, 2017	14.13	0.14	(g)	1.30	1.44	(0.15)	(0.28)	(0.43)
Year Ended June 30, 2016	14.92	0.14	(g)	(0.29)	(0.15)	(0.17)	(0.47)	(0.64)
Year Ended June 30, 2015	15.05	0.13		0.23	0.36	(0.21)	(0.28)	(0.49)
Year Ended June 30, 2014	13.44	0.09	(g)	1.71	1.80	(0.15)	(0.04)	(0.19)

Class I
Six Months Ended December 31, 2018 (Unaudited)	15.33	0.22	(g)	(0.96)	(0.74)	(0.29)	(0.68)	(0.97)
Year Ended June 30, 2018	15.39	0.28	(g)	0.73	1.01	(0.33)	(0.74)	(1.07)
Year Ended June 30, 2017	14.35	0.27	(g)	1.33	1.60	(0.28)	(0.28)	(0.56)
Year Ended June 30, 2016	15.14	0.26	(g)	(0.30)	(0.04)	(0.28)	(0.47)	(0.75)
Year Ended June 30, 2015	15.27	0.24		0.23	0.47	(0.32)	(0.28)	(0.60)
Year Ended June 30, 2014	13.62	0.20	(g)	1.75	1.95	(0.26)	(0.04)	(0.30)

Class R6
Six Months Ended December 31, 2018 (Unaudited)	15.32	0.23	(g)	(0.95)	(0.72)	(0.31)	(0.68)	(0.99)
July 31, 2017 (h) through June 30, 2018	15.63	0.29	(g)	0.50	0.79	(0.36)	(0.74)	(1.10)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Does not include expenses of Underlying Funds.
(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Calculated based upon average shares outstanding.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)(f)	Net investment income (loss) (b)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (excluding securities sold short) (c)

$13.59	(5.00)%	$3,137,131	0.52%	2.60%	0.63%	5%
15.30	6.30	3,436,111	0.52	1.54	0.63	9
15.37	11.09	3,430,816	0.52	1.55	0.65	4
14.33	(0.40)	3,836,242	0.46	1.55	0.67	12
15.12	2.89	4,018,244	0.34	1.26	0.66	10
15.25	14.12	3,749,519	0.41	1.16	0.67	12

13.37	(5.21)	727,648	1.10	2.03	1.13	5
15.06	5.71	791,718	1.09	0.89	1.13	9
15.14	10.40	1,071,522	1.09	0.97	1.15	4
14.13	(0.95)	1,155,896	1.01	1.00	1.16	12
14.92	2.45	1,195,830	0.80	0.81	1.16	10
15.05	13.50	995,919	0.97	0.61	1.17	12

13.62	(4.87)	457,236	0.27	2.91	0.37	5
15.33	6.62	471,153	0.27	1.76	0.37	9
15.39	11.36	469,758	0.27	1.80	0.38	4
14.35	(0.15)	408,797	0.20	1.83	0.39	12
15.14	3.15	353,402	0.08	1.51	0.40	10
15.27	14.45	329,525	0.16	1.39	0.42	12

13.61	(4.80)	78,720	0.12	3.00	0.12	5
15.32	5.07	85,614	0.12	2.03	0.12	9

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN INVESTOR FUNDS	23

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Investor Conservative Growth Fund
Class A
Six Months Ended December 31, 2018 (Unaudited)	$12.61	$0.17	(g)	$(0.48)	$(0.31)	$(0.20)	$(0.40)	$(0.60)
Year Ended June 30, 2018	12.80	0.24	(g)	0.24	0.48	(0.26)	(0.41)	(0.67)
Year Ended June 30, 2017	12.36	0.23	(g)	0.61	0.84	(0.23)	(0.17)	(0.40)
Year Ended June 30, 2016	12.78	0.22	(g)	(0.11)	0.11	(0.23)	(0.30)	(0.53)
Year Ended June 30, 2015	13.00	0.19		0.05	0.24	(0.22)	(0.24)	(0.46)
Year Ended June 30, 2014	12.01	0.18	(g)	1.02	1.20	(0.21)	—	(0.21)

Class C
Six Months Ended December 31, 2018 (Unaudited)	12.55	0.13	(g)	(0.47)	(0.34)	(0.17)	(0.40)	(0.57)
Year Ended June 30, 2018	12.75	0.16	(g)	0.24	0.40	(0.19)	(0.41)	(0.60)
Year Ended June 30, 2017	12.30	0.15	(g)	0.62	0.77	(0.15)	(0.17)	(0.32)
Year Ended June 30, 2016	12.73	0.15	(g)	(0.12)	0.03	(0.16)	(0.30)	(0.46)
Year Ended June 30, 2015	12.95	0.13		0.06	0.19	(0.17)	(0.24)	(0.41)
Year Ended June 30, 2014	11.97	0.11	(g)	1.01	1.12	(0.14)	—	(0.14)

Class I
Six Months Ended December 31, 2018 (Unaudited)	12.69	0.18	(g)	(0.48)	(0.30)	(0.22)	(0.40)	(0.62)
Year Ended June 30, 2018	12.87	0.27	(g)	0.25	0.52	(0.29)	(0.41)	(0.70)
Year Ended June 30, 2017	12.42	0.26	(g)	0.62	0.88	(0.26)	(0.17)	(0.43)
Year Ended June 30, 2016	12.84	0.25	(g)	(0.11)	0.14	(0.26)	(0.30)	(0.56)
Year Ended June 30, 2015	13.06	0.22		0.06	0.28	(0.26)	(0.24)	(0.50)
Year Ended June 30, 2014	12.06	0.21	(g)	1.03	1.24	(0.24)	—	(0.24)

Class R6
Six Months Ended December 31, 2018 (Unaudited)	12.68	0.21	(g)	(0.50)	(0.29)	(0.23)	(0.40)	(0.63)
July 31, 2017 (h) through June 30, 2018	13.00	0.24	(g)	0.14	0.38	(0.29)	(0.41)	(0.70)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Does not include expenses of Underlying Funds.
(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Calculated based upon average shares outstanding.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)(f)	Net investment income (loss) (b)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (c)

$11.70	(2.49)%	$2,005,024	0.52%	2.62%	0.63%	4%
12.61	3.76	2,173,957	0.52	1.85	0.64	6
12.80	6.92	2,081,812	0.52	1.80	0.65	6
12.36	0.97	2,411,763	0.46	1.76	0.66	12
12.78	1.89	2,554,155	0.34	1.46	0.66	11
13.00	10.05	2,516,247	0.41	1.41	0.66	20

11.64	(2.78)	1,091,813	1.10	2.04	1.13	4
12.55	3.09	1,188,675	1.10	1.21	1.13	6
12.75	6.40	1,573,159	1.10	1.22	1.15	6
12.30	0.34	1,740,461	1.01	1.21	1.16	12
12.73	1.44	1,831,636	0.79	1.02	1.16	11
12.95	9.42	1,580,447	0.97	0.87	1.16	20

11.77	(2.43)	128,550	0.27	2.88	0.39	4
12.69	4.08	136,915	0.27	2.09	0.39	6
12.87	7.22	135,687	0.27	2.05	0.40	6
12.42	1.22	135,832	0.21	2.02	0.41	12
12.84	2.13	130,507	0.09	1.71	0.40	11
13.06	10.35	119,664	0.16	1.66	0.41	20

11.76	(2.37)	908	0.14	3.33	0.14	4
12.68	2.95	175	0.14	2.09	0.15	6

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN INVESTOR FUNDS	25

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Investor Growth Fund
Class A
Six Months Ended December 31, 2018 (Unaudited)	$20.80	$0.24	$(2.17)	$(1.93)	$(0.44)	$(1.01)	$(1.45)
Year Ended June 30, 2018	20.38	0.19	2.04	2.23	(0.37)	(1.44)	(1.81)
Year Ended June 30, 2017	18.04	0.18	3.19	3.37	(0.19)	(0.84)	(1.03)
Year Ended June 30, 2016	19.95	0.17	(0.89)	(0.72)	(0.24)	(0.95)	(1.19)
Year Ended June 30, 2015	19.59	0.15	0.91	1.06	(0.39)	(0.31)	(0.70)
Year Ended June 30, 2014	16.25	0.11	3.45	3.56	(0.22)	—	(0.22)

Class C
Six Months Ended December 31, 2018 (Unaudited)	19.43	0.17	(2.02)	(1.85)	(0.40)	(1.01)	(1.41)
Year Ended June 30, 2018	19.20	0.04	1.95	1.99	(0.32)	(1.44)	(1.76)
Year Ended June 30, 2017	17.10	0.06	3.01	3.07	(0.13)	(0.84)	(0.97)
Year Ended June 30, 2016	19.01	0.07	(0.85)	(0.78)	(0.18)	(0.95)	(1.13)
Year Ended June 30, 2015	18.75	0.05	0.87	0.92	(0.35)	(0.31)	(0.66)
Year Ended June 30, 2014	15.60	0.01	3.30	3.31	(0.16)	—	(0.16)

Class I
Six Months Ended December 31, 2018 (Unaudited)	21.24	0.28	(2.23)	(1.95)	(0.46)	(1.01)	(1.47)
Year Ended June 30, 2018	20.77	0.24	2.09	2.33	(0.42)	(1.44)	(1.86)
Year Ended June 30, 2017	18.37	0.23	3.25	3.48	(0.24)	(0.84)	(1.08)
Year Ended June 30, 2016	20.29	0.23	(0.91)	(0.68)	(0.29)	(0.95)	(1.24)
Year Ended June 30, 2015	19.91	0.20	0.93	1.13	(0.44)	(0.31)	(0.75)
Year Ended June 30, 2014	16.51	0.16	3.50	3.66	(0.26)	—	(0.26)

Class R6
Six Months Ended December 31, 2018 (Unaudited)	21.23	0.30	(2.23)	(1.93)	(0.47)	(1.01)	(1.48)
July 31, 2017 (h) through June 30, 2018	21.25	0.29	1.58	1.87	(0.45)	(1.44)	(1.89)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (b)	Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (d)

$17.42	(9.43)%	$1,814,574	0.52%	2.36%	0.65%	4%
20.80	11.02	2,048,525	0.52	0.88	0.67	11
20.38	19.19	1,937,119	0.52	0.93	0.70	8
18.04	(3.54)	1,893,308	0.47	0.93	0.72	8
19.95	5.51	1,994,792	0.38	0.74	0.71	10
19.59	21.95	1,791,194	0.41	0.59	0.71	8

16.17	(9.66)	177,303	1.10	1.76	1.14	4
19.43	10.41	205,740	1.10	0.20	1.16	11
19.20	18.47	274,389	1.09	0.35	1.19	8
17.10	(4.05)	270,007	1.02	0.39	1.21	8
19.01	4.97	268,270	0.85	0.26	1.21	10
18.75	21.30	226,430	0.95	0.05	1.21	8

17.82	(9.31)	392,458	0.27	2.62	0.39	4
21.24	11.33	439,498	0.27	1.11	0.39	11
20.77	19.46	346,558	0.27	1.17	0.39	8
18.37	(3.28)	283,616	0.20	1.21	0.40	8
20.29	5.80	260,097	0.10	1.01	0.42	10
19.91	22.25	182,413	0.16	0.85	0.46	8

17.82	(9.20)	7,520	0.13	2.86	0.15	4
21.23	8.90	8,073	0.14	1.45	0.27	11

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN INVESTOR FUNDS	27

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Investor Growth & Income Fund
Class A
Six Months Ended December 31, 2018 (Unaudited)	$17.41	$0.21	$(1.39)	$(1.18)	$(0.34)	$(0.87)	$(1.21)
Year Ended June 30, 2018	17.37	0.22	1.27	1.49	(0.33)	(1.12)	(1.45)
Year Ended June 30, 2017	15.79	0.22	2.07	2.29	(0.23)	(0.48)	(0.71)
Year Ended June 30, 2016	17.02	0.21	(0.58)	(0.37)	(0.25)	(0.61)	(0.86)
Year Ended June 30, 2015	17.11	0.19	0.44	0.63	(0.33)	(0.39)	(0.72)
Year Ended June 30, 2014	14.78	0.16	2.40	2.56	(0.23)	—	(0.23)

Class C
Six Months Ended December 31, 2018 (Unaudited)	16.92	0.16	(1.37)	(1.21)	(0.29)	(0.87)	(1.16)
Year Ended June 30, 2018	16.91	0.10	1.26	1.36	(0.23)	(1.12)	(1.35)
Year Ended June 30, 2017	15.39	0.12	2.01	2.13	(0.13)	(0.48)	(0.61)
Year Ended June 30, 2016	16.62	0.12	(0.57)	(0.45)	(0.17)	(0.61)	(0.78)
Year Ended June 30, 2015	16.72	0.11	0.44	0.55	(0.26)	(0.39)	(0.65)
Year Ended June 30, 2014	14.46	0.07	2.34	2.41	(0.15)	—	(0.15)

Class I
Six Months Ended December 31, 2018 (Unaudited)	17.14	0.23	(1.38)	(1.15)	(0.36)	(0.87)	(1.23)
Year Ended June 30, 2018	17.11	0.26	1.26	1.52	(0.37)	(1.12)	(1.49)
Year Ended June 30, 2017	15.57	0.25	2.04	2.29	(0.27)	(0.48)	(0.75)
Year Ended June 30, 2016	16.80	0.25	(0.58)	(0.33)	(0.29)	(0.61)	(0.90)
Year Ended June 30, 2015	16.89	0.23	0.44	0.67	(0.37)	(0.39)	(0.76)
Year Ended June 30, 2014	14.59	0.19	2.38	2.57	(0.27)	—	(0.27)

Class R6
Six Months Ended December 31, 2018 (Unaudited)	17.13	0.25	(1.38)	(1.13)	(0.37)	(0.87)	(1.24)
July 31, 2017 (h) through June 30, 2018	17.44	0.22	0.99	1.21	(0.40)	(1.12)	(1.52)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (b)	Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (d)

$15.02	(6.89)%	$2,144,148	0.52%	2.45%	0.64%	5%
17.41	8.67	2,386,397	0.52	1.25	0.66	11
17.37	14.82	2,348,659	0.52	1.30	0.67	7
15.79	(2.06)	2,489,097	0.46	1.33	0.69	13
17.02	3.78	2,659,305	0.36	1.11	0.69	9
17.11	17.40	2,432,024	0.41	0.96	0.68	10

14.55	(7.24)	227,465	1.10	1.86	1.14	5
16.92	8.10	260,085	1.10	0.57	1.14	11
16.91	14.17	385,447	1.10	0.73	1.17	7
15.39	(2.63)	414,439	1.02	0.79	1.19	13
16.62	3.37	430,037	0.82	0.65	1.19	9
16.72	16.72	358,544	0.96	0.42	1.18	10

14.76	(6.81)	210,439	0.27	2.66	0.38	5
17.14	9.02	242,612	0.27	1.49	0.39	11
17.11	15.07	238,466	0.27	1.53	0.39	7
15.57	(1.82)	238,427	0.20	1.60	0.40	13
16.80	4.11	244,290	0.09	1.38	0.41	9
16.89	17.71	208,836	0.16	1.21	0.44	10

14.76	(6.70)	621	0.14	2.92	0.15	5
17.13	7.04	619	0.13	1.42	0.14	11

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN INVESTOR FUNDS	29

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited)

1. Organization

JPMorgan Trust II (“JPM II” or the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 4 separate funds of the Trust (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
JPMorgan Investor Balanced Fund	Class A, Class C, Class I, Class R6 and Class T*	Diversified
JPMorgan Investor Conservative Growth Fund	Class A, Class C, Class I, Class R6 and Class T*	Diversified
JPMorgan Investor Growth Fund	Class A, Class C, Class I, Class R6 and Class T*	Diversified
JPMorgan Investor Growth & Income Fund	Class A, Class C, Class I, Class R6 and Class T*	Diversified

*	Class T Shares had no assets from the close of business on June 5, 2018 and are not offered to the public.

The investment objective of the JPMorgan Investor Balanced Fund (“Investor Balanced Fund”) is to seek high total return consistent with the preservation of capital by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity and fixed income securities.

The investment objective of the JPMorgan Investor Conservative Growth Fund (“Investor Conservative Growth Fund”) is to seek income and capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in fixed income and equity securities.

The investment objective of the JPMorgan Investor Growth Fund (“Investor Growth Fund”) is to seek long-term capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.

The investment objective of the JPMorgan Investor Growth & Income Fund (“Investor Growth & Income Fund”) is to seek long-term capital appreciation and growth of income by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.

Class A and Class T Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I Shares or Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, thus, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s net asset value per share (“NAV”) as of the report date.

30	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2018

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Investor Balanced Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$4,406,367	$—	$—	$4,406,367

Investor Conservative Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,233,876	$—	$—	$3,233,876

Investor Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,395,440	$—	$—	$2,395,440

Investor Growth & Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,586,422	$—	$—	$2,586,422

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs. Please refer to the SOIs for asset class specifics of portfolio holdings.

There were no transfers among any levels during the six months ended December 31, 2018.

B. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with a fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the tables below. Included in the purchases and sales amounts in the table below are exchanges between certain share classes of the Underlying Funds. Such exchanges are not treated as purchases and sales for the purpose of recognizing realized gains (losses) or portfolio turnover. Amounts in the tables below are in thousands.

DECEMBER 31, 2018	J.P. MORGAN INVESTOR FUNDS	31

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

Investor Balanced Fund

	For the six months ended December 31, 2018
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan Core Bond Fund Class R6 Shares (a)	$981,915	$34,722	$47,667	$(2,589)	$3,052	$969,433	85,943	$14,861	$937
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	475,808	7,829	17,831	(798)	(1,071)	463,937	57,848	7,829	—
JPMorgan Emerging Economies Fund Class R6 Shares (a)	69,037	5,977	—	—	(9,695)	65,319	5,616	2,128	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	48,007	1,306	4,473	(358)	(941)	43,541	5,775	1,306	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	69,191	4,055	—	—	(7,315)	65,931	2,645	687	—
JPMorgan Equity Income Fund Class R6 Shares (a)	95,291	3,927	—	—	(7,194)	92,024	5,806	1,314	2,614
JPMorgan Europe Dynamic Fund (formerly JPMorgan Intrepid European Fund) Class L Shares (a)	100,554	—	95,701	—	(4,853)	—	—	—	—
JPMorgan Europe Dynamic Fund (formerly JPMorgan Intrepid European Fund) Class R6 Shares (a)	—	98,294	—	—	(13,385)	84,909	3,929	2,593	—
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	159,680	3,634	26,988	(2,620)	(3,245)	130,461	14,577	3,633	—
JPMorgan Global Research Enhanced Index Fund Class R6 Shares (a)	158,803	15,327	—	—	(29,593)	144,537	7,872	4,628	10,700
JPMorgan High Yield Fund Class R6 Shares (a)	115,120	3,593	933	(6)	(6,791)	110,983	16,345	3,594	—
JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	71,937	854	3,851	(183)	(1,160)	67,597	6,814	854	—
JPMorgan International Equity Fund Class R6 Shares (a)	71,380	4,845	—	—	(12,257)	63,968	4,406	1,735	704
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	255,800	13,212	—	—	(39,975)	229,037	14,748	8,399	—
JPMorgan Intrepid America Fund Class R6 Shares (a)	334,210	44,594	13,095	949	(74,178)	292,480	9,066	4,815	39,779
JPMorgan Intrepid Growth Fund Class R6 Shares (a)	166,954	17,223	4,828	3,369	(34,645)	148,073	3,077	1,787	15,437
JPMorgan Intrepid Mid Cap Fund Class R6 Shares (a)	42,708	—	44,195	29,175	(27,688)	—	—	—	—
JPMorgan Large Cap Growth Fund Class R6 Shares (a)	164,998	18,318	14,512	7,824	(41,965)	134,663	3,953	109	18,209
JPMorgan Large Cap Value Fund Class R6 Shares (a)	120,562	8,379	—	—	(22,621)	106,320	8,736	1,003	7,376
JPMorgan Limited Duration Bond Fund Class R6 Shares (a)	198,725	2,565	7,931	(39)	235	193,555	19,375	2,566	—
JPMorgan Market Expansion Enhanced Index Fund Class I Shares (a)	168,844	—	126,651	—	(42,193)	—	—	—	—
JPMorgan Market Expansion Enhanced Index Fund Class R6 Shares (a)	—	146,409	—	—	(5,358)	141,051	16,288	2,311	17,446
JPMorgan Mid Cap Growth Fund Class R6 Shares* (a)	—	36,750	—	—	(5,558)	31,192	1,033	—	2,085
JPMorgan Research Market Neutral Fund Class L Shares* (a)	48,535	397	5,877	(12)	714	43,757	2,852	—	397
JPMorgan Small Cap Value Fund Class R6 Shares (a)	36,773	4,201	—	—	(11,005)	29,969	1,307	254	3,946
JPMorgan Strategic Income Opportunities Fund Class R6 Shares (a)	96,681	1,516	11,066	(430)	(1,281)	85,420	7,519	1,515	—
JPMorgan Systematic Alpha Fund Class R6 Shares* (a)	93,933	28	5,343	(417)	(1,128)	87,073	6,098	—	27
JPMorgan U.S. Equity Fund Class R6 Shares (a)	450,876	53,510	22,798	7,824	(88,988)	400,424	29,639	2,896	46,549
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (a) (b)	51,163	139,933	135,770	—	—	55,326	55,326	495	—

32	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2018

Investor Balanced Fund (continued)

	For the six months ended December 31, 2018
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan Unconstrained Debt Fund Class R6 Shares (a)	$43,571	$965	$2,313	$(152)	$(1,308)	$40,763	4,309	$964	$—
JPMorgan Value Advantage Fund Class R6 Shares (a)	91,976	6,127	—	—	(13,479)	84,624	2,774	1,757	4,369

Total	$4,783,032	$678,490	$591,823	$41,537	$(504,869)	$4,406,367		$74,033	$170,575

Investor Conservative Growth Fund

	For the six months ended December 31, 2018
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan Core Bond Fund Class R6 Shares (a)	$1,035,932	$23,925	$49,258	$(2,563)	$3,137	$1,011,173	89,643	$15,572	$984
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	441,486	7,238	20,056	(571)	(1,142)	426,955	53,236	7,238	—
JPMorgan Emerging Economies Fund Class R6 Shares (a)	39,407	2,591	—	—	(5,424)	36,574	3,145	1,192	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	34,571	931	2,324	(151)	(776)	32,251	4,277	932	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	39,084	1,430	—	—	(4,052)	36,462	1,463	380	—
JPMorgan Equity Income Fund Class R6 Shares (a)	61,452	2,348	5,249	1,964	(5,940)	54,575	3,443	797	1,550
JPMorgan Europe Dynamic Fund (formerly JPMorgan Intrepid European Fund) Class L Shares (a)	33,638	—	31,779	—	(1,859)	—	—	—	—
JPMorgan Europe Dynamic Fund (formerly JPMorgan Intrepid European Fund) Class R6 Shares (a)	—	32,647	—	—	(4,242)	28,405	1,314	867	—
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	140,635	3,170	27,194	(2,558)	(2,390)	111,663	12,476	3,171	—
JPMorgan Global Research Enhanced Index Fund Class R6 Shares (a)	44,743	4,187	1,407	440	(8,479)	39,484	2,151	1,264	2,923
JPMorgan Government Bond Fund Class R6 Shares (a)	39,915	504	4,036	(324)	482	36,541	3,548	503	—
JPMorgan High Yield Fund Class R6 Shares (a)	54,347	1,652	2,765	130	(3,189)	50,175	7,389	1,652	—
JPMorgan Income Fund Class R6 Shares (a)	72,048	1,879	3,500	(107)	(948)	69,372	7,648	1,879	—
JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	66,412	770	6,218	(250)	(952)	59,762	6,024	769	—
JPMorgan International Equity Fund Class R6 Shares (a)	34,535	1,865	—	—	(5,864)	30,536	2,103	828	336
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	138,065	8,266	3,499	(200)	(20,894)	121,738	7,839	4,464	—
JPMorgan Intrepid America Fund Class R6 Shares (a)	180,679	23,233	13,708	5,917	(43,747)	152,374	4,723	2,509	20,724
JPMorgan Intrepid Growth Fund Class R6 Shares (a)	87,986	13,705	4,554	3,176	(19,829)	80,484	1,672	971	8,391
JPMorgan Large Cap Growth Fund Class R6 Shares (a)	42,926	4,916	2,457	1,279	(10,519)	36,145	1,061	29	4,888
JPMorgan Large Cap Value Fund Class R6 Shares (a)	22,685	1,577	—	—	(4,257)	20,005	1,644	189	1,388
JPMorgan Limited Duration Bond Fund Class R6 Shares (a)	291,305	3,739	20,230	(55)	325	275,084	27,536	3,739	—
JPMorgan Market Expansion Enhanced Index Fund Class I Shares (a)	43,619	—	30,719	234	(13,134)	—	—	—	—

DECEMBER 31, 2018	J.P. MORGAN INVESTOR FUNDS	33

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

Investor Conservative Growth Fund (continued)

	For the six months ended December 31, 2018
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan Market Expansion Enhanced Index Fund Class R6 Shares (a)	$—	$34,253	$—	$—	$1,037	$35,290	4,075	$578	$4,365
JPMorgan Mid Cap Growth Fund Class R6 Shares* (a)	32,967	4,302	2,804	1,023	(6,108)	29,380	973	—	1,964
JPMorgan Research Market Neutral Fund Class L Shares* (a)	35,731	290	4,409	46	521	32,179	2,098	—	289
JPMorgan Small Cap Value Fund Class R6 Shares (a)	27,112	2,939	1,408	115	(7,791)	20,967	914	178	2,761
JPMorgan Strategic Income Opportunities Fund Class R6 Shares (a)	69,746	1,111	6,762	(222)	(1,013)	62,860	5,533	1,112	—
JPMorgan Systematic Alpha Fund Class R6 Shares* (a)	86,705	24	4,947	(382)	(1,042)	80,358	5,627	—	25
JPMorgan U.S. Equity Fund Class R6 Shares (a)	168,805	21,581	14,406	5,548	(35,116)	146,412	10,837	1,053	17,188
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (a) (b)	34,913	155,922	156,012	—	—	34,823	34,823	334	—
JPMorgan Unconstrained Debt Fund Class R6 Shares (a)	36,494	761	4,093	(271)	(885)	32,006	3,383	761	—
JPMorgan Value Advantage Fund Class R6 Shares (a)	58,233	3,609	4,221	1,621	(9,399)	49,843	1,634	1,035	2,572

Total	$3,496,176	$365,365	$428,015	$13,839	$(213,489)	$3,233,876		$53,996	$70,348

Investor Growth Fund

	For the six months ended December 31, 2018
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan Commodities Strategy Fund Class R6 Shares (a)	$10,326	$—	$9,946	$(4,084)	$3,704	$—	—	$—	$—
JPMorgan Core Bond Fund Class R6 Shares (a)	189,316	12,355	10,550	(597)	701	191,225	16,953	2,925	185
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	31,526	512	3,221	(176)	49	28,690	3,577	512	—
JPMorgan Emerging Economies Fund Class R6 Shares (a)	55,382	5,289	—	—	(7,822)	52,849	4,544	1,722	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	12,631	344	710	(68)	(277)	11,920	1,581	345	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	55,999	3,034	—	—	(5,894)	53,139	2,132	554	—
JPMorgan Equity Income Fund Class R6 Shares (a)	49,325	2,033	—	—	(3,724)	47,634	3,005	680	1,353
JPMorgan Europe Dynamic Fund (formerly JPMorgan Intrepid European Fund) Class L Shares (a)	89,222	—	85,832	—	(3,390)	—	—	—	—
JPMorgan Europe Dynamic Fund (formerly JPMorgan Intrepid European Fund) Class R6 Shares (a)	—	89,560	—	—	(13,037)	76,523	3,541	2,337	—
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	26,864	617	5,661	(290)	(660)	20,870	2,332	617	—
JPMorgan Global Research Enhanced Index Fund Class R6 Shares (a)	78,941	12,415	—	—	(15,586)	75,770	4,127	2,426	5,609
JPMorgan High Yield Fund Class R6 Shares (a)	26,479	826	762	(24)	(1,531)	24,988	3,680	825	—
JPMorgan International Equity Fund Class R6 Shares (a)	122,949	6,916	—	—	(20,929)	108,936	7,503	2,954	1,199
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	191,968	11,577	—	—	(30,258)	173,287	11,158	6,355	—

34	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2018

Investor Growth Fund (continued)

	For the six months ended December 31, 2018
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan International Unconstrained Equity Fund Class R6 Shares (a)	$81,140	$7,740	$—	$—	$(12,048)	$76,832	4,358	$1,957	$—
JPMorgan Intrepid America Fund Class R6 Shares (a)	312,260	41,495	13,614	1,119	(69,112)	272,148	8,436	4,480	37,014
JPMorgan Intrepid Growth Fund Class R6 Shares (a)	135,563	13,930	4,424	3,059	(28,367)	119,761	2,488	1,445	12,486
JPMorgan Intrepid Mid Cap Fund Class R6 Shares (a)	13,575	—	13,858	8,920	(8,637)	—	—	—	—
JPMorgan Large Cap Growth Fund Class R6 Shares (a)	234,666	26,895	13,056	8,068	(58,862)	197,711	5,803	161	26,734
JPMorgan Large Cap Value Fund Class R6 Shares (a)	262,832	17,991	4,192	134	(48,464)	228,301	18,759	2,153	15,838
JPMorgan Market Expansion Enhanced Index Fund Class I Shares (a)	155,581	—	124,821	—	(30,760)	—	—	—	—
JPMorgan Market Expansion Enhanced Index Fund Class R6 Shares (a)	—	143,026	—	—	(13,056)	129,970	15,008	2,129	16,076
JPMorgan Mid Cap Growth Fund Class R6 Shares* (a)	36,325	2,174	—	—	(5,974)	32,525	1,077	—	2,174
JPMorgan Small Cap Value Fund Class R6 Shares (a)	38,772	4,307	1,087	44	(11,304)	30,732	1,340	260	4,047
JPMorgan Systematic Alpha Fund Class R6 Shares* (a)	31,444	9	237	(19)	(500)	30,697	2,150	—	9
JPMorgan U.S. Equity Fund Class R6 Shares (a)	377,397	41,832	15,024	1,238	(69,889)	335,554	24,837	2,438	39,393
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (a) (b)	33,130	66,236	70,850	—	—	28,516	28,516	343	—
JPMorgan Value Advantage Fund Class R6 Shares (a)	50,934	3,392	—	—	(7,464)	46,862	1,536	973	2,420

Total	$2,704,547	$514,505	$377,845	$17,324	$(463,091)	$2,395,440		$38,591	$164,537

Investor Growth & Income Fund

	For the six months ended December 31, 2018
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan Commodities Strategy Fund Class R6 Shares (a)	$8,720	$—	$8,400	$(3,665)	$3,345	$—	—	$—	$—
JPMorgan Core Bond Fund Class R6 Shares (a)	414,864	22,743	22,945	(1,128)	1,329	414,863	36,779	6,394	404
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	180,555	2,960	11,593	(432)	(300)	171,190	21,345	2,960	—
JPMorgan Emerging Economies Fund Class R6 Shares (a)	48,708	4,722	—	—	(6,879)	46,551	4,003	1,517	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	14,695	390	1,889	(138)	(247)	12,811	1,699	389	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	49,185	2,230	—	—	(5,151)	46,264	1,856	482	—
JPMorgan Equity Income Fund Class R6 Shares (a)	54,937	2,264	—	—	(4,148)	53,053	3,347	757	1,507
JPMorgan Europe Dynamic Fund (formerly JPMorgan Intrepid European Fund) Class L Shares (a)	76,593	—	75,408	—	(1,185)	—	—	—	—
JPMorgan Europe Dynamic Fund (formerly JPMorgan Intrepid European Fund) Class R6 Shares (a)	—	78,805	—	—	(12,815)	65,990	3,054	2,015	—
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	82,216	1,838	17,925	(1,350)	(1,503)	63,276	7,070	1,838	—

DECEMBER 31, 2018	J.P. MORGAN INVESTOR FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

Investor Growth & Income Fund (continued)

	For the six months ended December 31, 2018
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan Global Research Enhanced Index Fund Class R6 Shares (a)	$110,561	$10,671	$—	$—	$(20,603)	$100,629	5,481	$3,222	$7,449
JPMorgan High Yield Fund Class R6 Shares (a)	56,289	1,713	3,129	127	(3,286)	51,714	7,616	1,713	—
JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	39,717	487	2,114	(144)	(639)	37,307	3,761	488	—
JPMorgan International Equity Fund Class R6 Shares (a)	72,997	3,618	—	—	(12,349)	64,266	4,426	1,743	707
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	153,200	7,951	—	—	(23,947)	137,204	8,835	5,031	—
JPMorgan International Unconstrained Equity Fund Class R6 Shares (a)	37,306	5,555	—	—	(5,648)	37,213	2,111	948	—
JPMorgan Intrepid America Fund Class R6 Shares (a)	305,105	40,595	20,022	8,190	(73,055)	260,813	8,085	4,294	35,472
JPMorgan Intrepid Growth Fund Class R6 Shares (a)	91,877	9,070	6,733	4,677	(20,925)	77,966	1,620	941	8,128
JPMorgan Large Cap Growth Fund Class R6 Shares (a)	191,527	26,451	12,386	7,570	(49,186)	163,976	4,813	133	22,173
JPMorgan Large Cap Value Fund Class R6 Shares (a)	167,698	11,190	7,095	244	(30,048)	141,989	11,667	1,339	9,850
JPMorgan Limited Duration Bond Fund Class R6 Shares (a)	37,139	485	1,106	(8)	44	36,554	3,659	485	—
JPMorgan Market Expansion Enhanced Index Fund Class I Shares (a)	117,222	—	87,446	83	(29,859)	—	—	—	—
JPMorgan Market Expansion Enhanced Index Fund Class R6 Shares (a)	—	99,545	—	—	(2,805)	96,740	11,171	1,585	11,966
JPMorgan Mid Cap Growth Fund Class R6 Shares* (a)	32,984	4,912	—	—	(5,725)	32,171	1,066	—	2,150
JPMorgan Research Market Neutral Fund Class L Shares* (a)	22,833	180	4,125	15	302	19,205	1,252	—	179
JPMorgan Small Cap Value Fund Class R6 Shares (a)	39,553	4,355	1,451	103	(11,482)	31,078	1,355	263	4,092
JPMorgan Strategic Income Opportunities Fund Class R6 Shares (a)	28,798	471	3,164	(140)	(388)	25,577	2,251	471	—
JPMorgan Systematic Alpha Fund Class R6 Shares* (a)	49,414	15	2,587	(209)	(609)	46,024	3,223	—	15
JPMorgan U.S. Equity Fund Class R6 Shares (a)	318,346	34,068	23,862	7,606	(62,905)	273,253	20,226	1,990	32,080
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (a) (b)	28,619	93,901	93,503	—	—	29,017	29,017	327	—
JPMorgan Value Advantage Fund Class R6 Shares (a)	54,048	3,601	—	—	(7,921)	49,728	1,630	1,033	2,568

Total	$2,885,706	$474,786	$406,883	$21,401	$(388,588)	$2,586,422		$42,358	$138,740

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2018.
*	Non-income producing security.

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Distributions of net investment income and realized capital gains from the Underlying Funds are recorded on the ex-dividend date.

D. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

36	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2018

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each class of the Funds for the six months ended December 31, 2018 are as follows (amounts in thousands):

	Class A	Class C	Class I	Class R6		Total
Investor Balanced Fund
Transfer agency fees	$126	$16	$8	$—	(a)	$150
Investor Conservative Growth Fund
Transfer agency fees	72	16	9	—	(a)	97
Investor Growth Fund
Transfer agency fees	154	10	13	1		178
Investor Growth & Income Fund
Transfer agency fees	135	10	6	—	(a)	151

(a) Amount	rounds to less than one thousand.

The Funds invest in other J.P. Morgan Funds and, as a result, bear a portion of the expenses incurred by the Underlying Funds. These expenses are not reflected in the expenses shown on the Statements of Operations and are not included in the ratios to average net assets shown on the Financial Highlights. Certain expenses of Underlying Funds are waived as described in Note 3.F.

E. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2018, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly, except for distributions from the Investor Conservative Growth Fund, for which distributions are generally declared and paid monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.05% of each Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services during the six months ended December 31, 2018, the Administrator received a fee that was accrued daily and paid monthly at an annual rate of 0.10% of the first $500 million of the average daily net assets, 0.075% of the average daily net assets between $500 million and $1 billion of such funds and 0.05% of the average daily net assets in excess of $1 billion of such funds. For the six months December 31, 2018, the effective annualized rate was 0.06% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

Effective January 1, 2019, the Administrator will no longer receive a fee for these services.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class T Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Class I and Class R6 Shares do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C	Class T
0.25%	0.75%	0.25%

DECEMBER 31, 2018	J.P. MORGAN INVESTOR FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A and Class T Shares and the CDSC from redemptions of Class C Shares and certain Class A and Class T Shares for which front-end sales charges have been waived. For the six months ended December 31, 2018, JPMDS retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Investor Balanced Fund	$202	$1
Investor Conservative Growth Fund	99	2
Investor Growth Fund	100	—	(a)
Investor Growth & Income Fund	84	—	(a)

(a) Amount	rounds to less than one thousand.

D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets of each share class.

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations. Prior to March 1, 2018, payments to the custodian were reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class R6	Class T
Investor Balanced Fund	0.52%	1.10%	0.27%	0.15%	0.52%
Investor Conservative Growth Fund	0.52	1.10	0.27	0.15	0.52
Investor Growth Fund	0.52	1.10	0.27	0.15	0.52
Investor Growth & Income Fund	0.52	1.10	0.27	0.15	0.52

The contractual expense limitation percentages were in effect for the six months ended December 31, 2018 and are in place until at least October 31, 2019.

The Underlying Funds may impose separate advisory and service fees. To avoid charging a service fee at an effective rate above 0.25% for Class A, Class C, Class I and Class T Shares, JPMDS will waive service fees with respect to the Funds in an amount equal to the weighted average pro-rata amount of service fees charged by the Underlying Funds up to 0.25% for Class A, Class C, Class I and Class T Shares. This waiver may be in addition to any waivers required to meet the Funds’ contractual expense limitations, but will not exceed the Funds’ service fees.

For the six months ended December 31, 2018, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Investor Balanced Fund	$7	$—	$2,167	$2,174	$—
Investor Conservative Growth Fund	5	—	1,421	1,426	—
Investor Growth Fund	76	48	1,460	1,584	—	(a)
Investor Growth & Income Fund	17	9	1,583	1,609	—

(a)	Amount rounds to less than one thousand.

38	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2018

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund.

The amounts of these waivers resulting from investments in these money market funds for the six months ended December 31, 2018 were as follows (amounts in thousands):

Investor Balanced Fund	$37
Investor Conservative Growth Fund	26
Investor Growth Fund	25
Investor Growth & Income Fund	25

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

4. Investment Transactions

During the six months ended December 31, 2018, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Investor Balanced Fund	$316,202	$233,698
Investor Conservative Growth Fund	148,354	210,915
Investor Growth Fund	237,617	96,341
Investor Growth & Income Fund	219,481	151,977

During the six months ended December 31, 2018, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2018 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Investor Balanced Fund	$4,031,177	$449,316	$74,126	$375,190
Investor Conservative Growth Fund	3,053,012	238,244	57,380	180,864
Investor Growth Fund	2,055,454	393,802	53,816	339,986
Investor Growth & Income Fund	2,228,778	394,072	36,428	357,644

As of June 30, 2018, the Funds did not have any net capital loss carryforwards.

6. Borrowings

The Funds rely upon an exemptive order granted by the Securities and Exchange Commission (“SEC”) (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely

DECEMBER 31, 2018	J.P. MORGAN INVESTOR FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 4, 2019.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the six months ended December 31, 2018.

The Trust, along with certain other trusts (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred -on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 14, 2018, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds did not utilize the Credit Facility during the six months ended December 31, 2018.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of December 31, 2018, the Funds had affiliated omnibus accounts, which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of Affiliated Omnibus Accounts	% of the Fund
Investor Balanced Fund	4	82.6%
Investor Conservative Growth Fund	3	85.8
Investor Growth Fund	3	66.4
Investor Growth & Income Fund	4	72.8

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

As of December 31, 2018, the Funds owned, in the aggregate, shares representing more than 10% of the net assets of the following Underlying Funds:

% of Net Assets
JPMorgan Research Market Neutral Fund	53.8%
JPMorgan Systematic Alpha Fund	52.7
JPMorgan Market Expansion Enhanced Index Fund	47.3
JPMorgan Limited Duration Bond Fund	45.0
JPMorgan Europe Dynamic Fund	43.7
JPMorgan Intrepid Growth Fund	40.8
JPMorgan Large Cap Value Fund	35.8
JPMorgan Intrepid America Fund	28.1
JPMorgan International Unconstrained Equity Fund	26.8
JPMorgan Income Fund	15.7
JPMorgan International Research Enhanced Equity Fund	15.1
JPMorgan Inflation Managed Bond Fund	14.1
JPMorgan Emerging Economies Fund	13.1
JPMorgan Floating Rate Income Fund	12.8
JPMorgan Emerging Markets Debt Fund	12.6

Because of the Funds’ investments in Underlying Funds, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to the Underlying Funds’ investments in securities and financial instruments

40	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2018

such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures contracts, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities. Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

8. New Accounting Pronouncements

In August 2018, the Financial Accounting Standard Board (“FASB”) issued Accounting Standard Update (“ASU”) 2018-13 (“ASU 2018-13”) Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. We have evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect to the Funds’ net assets or results of operation.

In August 2018, the SEC adopted their Disclosure Update and Simplification Rule (the “Rule”). The Rule is part of the SEC’s overall project to improve disclosure effectiveness by amending certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. We have evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect on the Funds’ net assets or results of operation.

DECEMBER 31, 2018	J.P. MORGAN INVESTOR FUNDS	41

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2018 and continued to hold your shares at the end of the reporting period, December 31, 2018.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Investor Balanced Fund
Class A
Actual	$1,000.00	$950.00	$2.56	0.52%
Hypothetical	1,000.00	1,022.58	2.65	0.52
Class C
Actual	1,000.00	947.90	5.40	1.10
Hypothetical	1,000.00	1,019.66	5.60	1.10
Class I
Actual	1,000.00	951.30	1.33	0.27
Hypothetical	1,000.00	1,023.84	1.38	0.27
Class R6
Actual	1,000.00	952.00	0.59	0.12
Hypothetical	1,000.00	1,024.60	0.61	0.12

JPMorgan Investor Conservative Growth Fund
Class A
Actual	1,000.00	975.10	2.59	0.52
Hypothetical	1,000.00	1,022.58	2.65	0.52
Class C
Actual	1,000.00	972.20	5.47	1.10
Hypothetical	1,000.00	1,019.66	5.60	1.10
Class I
Actual	1,000.00	975.70	1.34	0.27
Hypothetical	1,000.00	1,023.84	1.38	0.27
Class R6
Actual	1,000.00	976.30	0.70	0.14
Hypothetical	1,000.00	1,024.50	0.71	0.14

42	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2018

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Investor Growth Fund
Class A
Actual	$1,000.00	$905.70	$2.50	0.52%
Hypothetical	1,000.00	1,022.58	2.65	0.52
Class C
Actual	1,000.00	903.40	5.28	1.10
Hypothetical	1,000.00	1,019.66	5.60	1.10
Class I
Actual	1,000.00	906.90	1.30	0.27
Hypothetical	1,000.00	1,023.84	1.38	0.27
Class R6
Actual	1,000.00	908.00	0.63	0.13
Hypothetical	1,000.00	1,024.55	0.66	0.13

JPMorgan Investor Growth & Income Fund
Class A
Actual	1,000.00	931.10	2.53	0.52
Hypothetical	1,000.00	1,022.58	2.65	0.52
Class C
Actual	1,000.00	927.60	5.34	1.10
Hypothetical	1,000.00	1,019.66	5.60	1.10
Class I
Actual	1,000.00	931.90	1.31	0.27
Hypothetical	1,000.00	1,023.84	1.38	0.27
Class R6
Actual	1,000.00	933.00	0.68	0.14
Hypothetical	1,000.00	1,024.50	0.71	0.14

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2018	J.P. MORGAN INVESTOR FUNDS	43

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2018, at which the Trustees considered the continuation of the investment advisory agreement for each Fund whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information concerning the Funds and other J.P. Morgan Funds in which each Fund invests (the “Underlying Funds”). Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 15, 2018.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds and Underlying Funds received from the Adviser. This information includes the Funds’ and Underlying Funds’ performance as compared to the performance of the Funds’ and Underlying Funds’ peers and benchmarks and analyses by the Adviser of the Funds’ and the Underlying Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Funds and/or Underlying Funds, performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of the Funds and /or Underlying Funds as compared to the Funds’ and /or Underlying Funds’ objectives and peer groups. Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements.

The Trustees also discussed the Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Funds and Underlying Funds throughout the year, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the applicable Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team, including personnel changes. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds and Underlying Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds and Underlying Funds, their overall confidence in the Adviser’s integrity and the

44	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2018

Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund and Underlying Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Funds and Underlying Funds. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds and Underlying Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund and Underlying Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Funds and/or Underlying Funds for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the J.P. Morgan Funds including the benefits received by the Adviser and its affiliates in connection with the Funds’ investments in the Underlying Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered the extent to which each Fund was priced to scale and whether it would be appropriate to add advisory fee breakpoints, but noted that each Fund has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allow each Fund’s shareholders to share potential economies of scale from a Fund’s inception and that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has added or enhanced services to the Funds over time, noting the Adviser’s substantial investments in its business in support of the Funds, including investments in trading systems and technology (including cybersecurity improvements), attraction and retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.

Independent Written Evaluation of the Funds’ Senior Officer

The Trustees noted that, upon their direction, the Senior Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves

DECEMBER 31, 2018	J.P. MORGAN INVESTOR FUNDS	45

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in each Fund’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Investor Balanced Fund’s performance for Class A shares was in the first, second, and second quintiles based upon the Peer Group, and in the third, third, and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees noted that the performance for Class I shares was in second quintile based upon the Peer Group, and in the third, second, and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Investor Conservative Growth Fund’s performance for Class A shares was in the third quintile based upon the Peer Group, and in the third, second, and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees noted that the performance for the Class I shares was in the second, first and first quintiles based upon the Peer Group, and in the second quintile based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Investor Growth Fund’s performance for Class A shares was in the second, second and first quintiles based upon both the Peer Group and Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees noted that the performance for Class I shares was in the second, first and first quintiles based upon the Universe for the one-, three- and five-year periods ended December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Investor Growth & Income Fund’s performance for Class A shares was in the third, third and first quintiles based upon the Peer Group, and in the second quintile based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees noted that the performance for the Class I shares was in the third, third and first quintiles based upon the Peer Group, and in the second quintile based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as each Fund. The Trustees recognized that Broadridge/Lipper reported each Fund’s management fee rate as the combined contractual

46	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2018

advisory fee and the administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the Fee Caps currently in place for each Fund, the net advisory fee rate after taking into account any waivers and/or reimbursements, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Investor Balanced Fund’s net advisory fee for Class A shares was in the third and fourth quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the fourth and first quintiles, respectively, based upon both the Peer Group and Universe. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contract of the Underlying Funds in which the Fund invests.

The Trustees noted that the Investor Conservative Growth Fund’s net advisory fee for Class A shares was in the third and fourths quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the third and first quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the fourth and first quintiles, respectively, based upon both the Peer group and Universe. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contract of the Underlying Funds in which the Fund invests.

The Trustees noted that the Investor Growth Fund’s net advisory fee and actual total expenses for Class A shares were in the third and first quintiles, respectively, based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for the Class I shares were in the fourth and first quintiles, respectively, based upon the Universe. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contract of the Underlying Funds in which the Fund invests.

The Trustees noted that the Investor Growth & Income Fund’s net advisory fee for Class A shares was in the third and fourth quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the fifth and fourth quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contract of the Underlying Funds in which the Fund invests.

DECEMBER 31, 2018	J.P. MORGAN INVESTOR FUNDS	47

Tax Letter

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2018. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2018. The information necessary to complete your income tax returns for the calendar year ending December 31, 2018 will be provided under separate cover.

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended June 30, 2018, the Funds elected to pass through to shareholders taxes paid to foreign countries. Gross income and foreign tax expenses were as follows or amounts as finally determined (amounts in thousands):

	Total Foreign Source Income	Total Foreign Tax Credit
JPMorgan Investor Balanced Fund	$5,981	$926
JPMorgan Investor Conservative Growth Fund	2,872	446
JPMorgan Investor Growth Fund	4,841	854
JPMorgan Investor Growth & Income Fund	4,344	715

48	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2018

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2018. All rights reserved. December 2018.	SAN-INV-1218

Semi-Annual Report

J.P. Morgan Intrepid Funds

December 31, 2018 (Unaudited)

JPMorgan Intrepid America Fund

JPMorgan Intrepid Growth Fund

JPMorgan Intrepid Mid Cap Fund

JPMorgan Intrepid Sustainable Equity Fund

JPMorgan Intrepid Value Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Funds, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1–800–480–4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

February 14, 2019 (Unaudited)

Dear Shareholder,

While the U.S. economy largely outperformed other leading economies during the second half of 2018, record corporate profits and historically low unemployment were overshadowed in December by a sell-off in equity markets, unsettled global trade tensions and a political impasse that led to the temporary shutdown of large parts of the federal government.

“Overall, economists generally remained optimistic about the fundamental strength of the U.S. economy at the end of 2018.” — George C.W. Gatch

The second longest U.S. economic expansion on record extended through the third and fourth quarters of 2018. Gross domestic product advanced 3.4% in the third quarter of 2018, and was on pace to grow by about 3% for the full year 2018. In September, the U.S. jobless rate dipped to 3.7% - its lowest level in nearly 50 years - and stood at 3.9% at the end of the year. In response, the U.S. Federal Reserve raised interest rates in September and again in December.

U.S. aggregate corporate revenues and earnings reached record high levels in the second and third quarters of 2018. Though some profit growth was attributed to the temporary benefits of late-2017 tax cut legislation, the outlook for U.S. corporate earnings remained generally positive at the end of the year.

Equity prices in the U.S. largely rose during the third quarter of 2018. The S&P 500 Index hit record highs in August and remained elevated in September. However, early October saw a sharp sell-off in financial markets and the worst December for the S&P 500 Index since 1931 erased all gains seen in the prior five months.

By the end of 2018, investors were confronted with several worrying developments. Leading economies, particularly China and the European Union, showed significant signs of slowing in the latter half of the year. While U.S.-China trade tariffs had little clear direct impact on the U.S. economy in 2018, a continuation or acceleration of protectionist policies could begin to hinder growth. Though the federal government shutdown ended subsequent to the end of the reporting period, the solution was a short-term budget agreement that failed to alleviate concerns about the possibility of future shutdowns.

Overall, economists generally remained optimistic about the fundamental strength of the U.S. economy at the end of 2018. While U.S. corporate profits and gross domestic product are expected to grow in the year ahead, the extent to which U.S. financial markets benefit remains to be seen, given the length of the current economic expansion.

We believe investors who maintain a patient approach and a well-diversified portfolio may be best positioned to navigate current market conditions. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

DECEMBER 31, 2018	J.P. MORGAN INTREPID FUNDS	1

J.P. Morgan Intrepid Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

U.S. equity prices were largely supported by strong corporate earnings and revenue, low interest rates and an expanding domestic economy. In August, U.S. equity prices reached record highs and remained elevated through September. However, share prices fell sharply and market volatility spiked in early October, then rebounded slightly in November before plummeting again in December, erasing gains made over the previous five months.

Overall, U.S. large cap equity outperformed mid cap and small cap equity and growth stocks outperformed value stocks. For the six months ended December 31, 2018, the S&P 500 Index returned -6.85%.

Intrepid Investment Philosophy and Process

The JPMorgan Behavioral Finance Team employs a philosophy that is rooted in behavioral finance, a field of study that emphasizes the importance of human psychology in financial markets. Behavioral finance examines how investor behavior can be affected by emotional biases and reactions. The field theorizes that inefficiencies arise in the stock market because investors are consistently irrational in making many investment decisions.

The Team aims to capitalize on these market inefficiencies by targeting high quality, attractively valued stocks of companies that it believes have positive momentum characteristics, and looks to sell these stocks when they no longer exhibit these criteria. A disciplined quantitative ranking methodology is utilized to identify attractive stocks in each sector, a process that is combined with qualitative research and value-added trading.

The Intrepid Sustainable Equity Fund also incorporates environmental, social and corporate governance (ESG) practices into its investment process. In managing the Fund, the adviser identifies companies that, in the adviser’s opinion, generally approach ESG practices in a thoughtful manner while also having attractive value, quality and momentum characteristics. The Fund seeks to invest in companies that, on a combined basis, appear attractive when considering all of these financial and sustainability characteristics.

During the reporting period, the Funds were managed and positioned in accordance with these investment philosophies and processes.

2	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2018

JPMorgan Intrepid America Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(9.20)%
S&P 500 Index	(6.85)%

Net Assets as of 12/31/2018 (In Thousands)	$3,485,212

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid America Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2018. The Fund’s security selection in the consumer discretionary and health care sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the information technology and industrials sectors was a leading contributor to relative performance.

Leading individual detractors from the Fund’s relative performance included its overweight position in Applied Materials Inc. and Capri Holdings Ltd. and its underweight position in Berkshire Hathaway Inc. Shares of Applied Materials, a maker of semiconductor manufacturing equipment, fell after the company forecast weaker-than-expected earnings and revenue for the fourth quarter of 2018 amid a slowdown in demand. Shares of Capri Holdings (formerly Michael Kors Holdings Ltd.), an apparel designer, fell after the company reported lower-than-expected sales and forecast lower-than-expected earnings and revenue in 2019. Shares of Berkshire Hathaway, an investment company not held by the Fund, rose after the company reported strong earnings growth in the second quarter of 2018, amid gains in insurance and rail traffic, and a lower effective tax rate.

Leading individual contributors to the Fund’s relative performance included its underweight positions in Facebook Inc. and Nvidia Corp. and its overweight position in VMware Inc. Shares of Facebook, a social media provider not held in the Fund, fell after the company reported mixed results for the second quarter of 2018. Shares of Nvidia, a semiconductors manufacturer not held in the Fund, fell after the company reported weaker-than-expected results for the third quarter of 2018 amid a decline in demand for graphic card semiconductors. Shares of VMware, a provider of cloud computing software not held in the Benchmark, rose after the company reported better-than-expected results for the third quarter of 2018 and raised its 2019 earnings forecast.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	4.5%
2.	Alphabet, Inc., Class C	3.4
3.	Boeing Co. (The)	2.9
4.	Amgen, Inc.	2.6
5.	Anthem, Inc.	2.3
6.	Citigroup, Inc.	2.2
7.	Apple, Inc.	2.2
8.	Humana, Inc.	2.1
9.	Bank of America Corp.	1.9
10.	eBay, Inc.	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	17.9%
Health Care	14.8
Financials	13.3
Consumer Discretionary	10.7
Industrials	9.2
Communication Services	9.0
Energy	6.1
Consumer Staples	5.9
Utilities	3.4
Real Estate	2.6
Materials	1.7
Investment of cash collateral from securities loaned	1.1
Short-Term Investments	4.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2018. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2018	J.P. MORGAN INTREPID FUNDS	3

JPMorgan Intrepid America Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge**		(14.09)%	(11.67)%	6.14%	11.96%
Without Sales Charge		(9.34)	(6.78)	7.29	12.57
CLASS C SHARES	February 19, 2005
With CDSC***		(10.54)	(8.22)	6.76	12.01
Without CDSC		(9.54)	(7.22)	6.76	12.01
CLASS I SHARES	February 28, 2003	(9.20)	(6.52)	7.59	12.86
CLASS R2 SHARES	November 3, 2008	(9.43)	(7.00)	7.03	12.29
CLASS R5 SHARES	May 15, 2006	(9.14)	(6.41)	7.77	13.07
CLASS R6 SHARES	November 2, 2015	(9.11)	(6.31)	7.84	13.11

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/08 TO 12/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Intrepid America Fund, the S&P 500 Index, the Lipper Large-Cap Core Funds Index and the Lipper Multi-Cap Core Funds Index from December 31, 2008 to December 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index and the Lipper Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index and the Lipper Multi-Cap Core Funds Index are indexes based on the total returns of certain mutual funds within the Fund’s designated categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2018

JPMorgan Intrepid Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(8.96)%
Russell 1000 Growth Index	(8.17)%

Net Assets as of 12/31/2018 (In Thousands)	$1,046,255

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Growth Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell 1000 Growth Index (the “Benchmark”) for the six months ended December 31, 2018. The Fund’s security selection in the consumer discretionary and health care sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the information technology and communication services sectors was a leading contributor to relative performance.

Leading individual detractors from the Fund’s relative performance included the Fund’s overweight positions in Applied Materials Inc., Tenet Healthcare Corp. and Align Technology Inc. Shares of Applied Materials, a maker of semiconductor manufacturing equipment, fell after the company forecast weaker-than-expected earnings and revenue for the fourth quarter of 2018 amid a slowdown in demand. Shares of Tenet Healthcare, an operator of hospitals and other health care facilities not held in the Benchmark, fell after the company forecast fourth quarter 2018 results that were below analysts’ expectations and after a U.S. District judge ruled the U.S. Affordable Care Act unconstitutional, though the ruling was stayed pending appeal. Shares of Align Technology, a maker of dental devices, fell after the company forecast weakness in revenue and earnings for the fourth quarter of 2018.

Leading individual contributors to relative performance included the Fund’s underweight positions in Facebook Inc. and Nvidia Corp. and its overweight position in VMware Inc. Shares of Facebook, a social media provider not held in the Fund, fell after the company reported mixed results for the second quarter of 2018. Shares of Nvidia, a semiconductors manufacturer not held in the Fund, fell after the company reported weaker-than-expected results for the third quarter of 2018 amid a decline in demand for graphics card semiconductors. Shares of VMware, a provider of cloud computing software, rose after the company reported better-than-expected results for the third quarter of 2018 and raised its forecast for 2019 earnings.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	7.4%
2.	Apple, Inc.	5.0
3.	Alphabet, Inc., Class C	4.7
4.	Amazon.com, Inc.	4.4
5.	Visa, Inc., Class A	3.6
6.	Boeing Co. (The)	3.4
7.	Amgen, Inc.	2.7
8.	Alphabet, Inc., Class A	2.6
9.	Humana, Inc.	2.1
10.	eBay, Inc.	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	30.7%
Consumer Discretionary	15.2
Health Care	13.4
Communication Services	12.0
Industrials	11.1
Consumer Staples	5.8
Financials	2.8
Real Estate	2.1
Energy	1.9
Materials	1.2
Utilities	0.5
Investment of cash collateral from securities loaned	1.5
Short-Term Investments	1.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2018. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2018	J.P. MORGAN INTREPID FUNDS	5

JPMorgan Intrepid Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge**		(13.84)%	(8.82)%	8.39%	13.72%
Without Sales Charge		(9.07)	(3.78)	9.57	14.33
CLASS C SHARES	February 19, 2005
With CDSC***		(10.30)	(5.26)	9.03	13.76
Without CDSC		(9.30)	(4.26)	9.03	13.76
CLASS I SHARES	February 28, 2003	(8.96)	(3.53)	9.84	14.62
CLASS R2 SHARES	November 3, 2008	(9.18)	(4.01)	9.30	14.04
CLASS R5 SHARES	May 15, 2006	(8.90)	(3.39)	10.05	14.84
CLASS R6 SHARES	November 2, 2015	(8.83)	(3.27)	10.10	14.86

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/08 TO 12/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Intrepid Growth Fund, the Russell 1000 Growth Index, the Lipper Large-Cap Growth Funds Index and the Lipper Multi-Cap Growth Funds Index from December 31, 2008 to December 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Growth

Funds Index and the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index and the Lipper Multi-Cap Growth Funds Index are indexes based on the total returns of certain mutual funds within the Fund’s designated categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2018

JPMorgan Intrepid Mid Cap Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(12.54)%
Russell Midcap Index	(11.14)%

Net Assets as of 12/31/2018 (In Thousands)	$526,121

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Mid Cap Fund (the “Fund”) seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell Midcap Index (the “Benchmark”) for the six months ended December 31, 2018. The Fund’s security selection in the software & services and retail sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the media and energy sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Conduent Inc., DXC Technology Co. and Urban Outfitters Inc. Shares of Conduent, a provider of business process services, fell after the company reported lower-than-expected revenue for the third quarter of 2018. Shares of DXC Technology, a consulting and outsourcing company, fell after the company’s head of Americas operations left the company amid a drop in revenue. Shares of Urban Outfitters, an apparel retailer, fell after the company forecast weakness in third quarter sales.

Leading individual contributors to relative performance included the Fund’s overweight positions in Tribune Media Co., NRG Energy Inc. and Popular Inc. Shares of Tribune Media, a television broadcaster, rose after the company agreed to be acquired by Nexstar Media Group Inc. for an estimated $6.4 billion. Shares of NRG Energy, an electric utility, rose after the company posted better-than-expected earnings for the second quarter of 2018. Shares of Popular, a Puerto Rico-based bank holding company not held in the Benchmark, rose after the company reported strong results for the second and third quarters of 2018 and after the company unveiled a $125 million share repurchase plan.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Vistra Energy Corp.	2.1%
2.	Tribune Media Co., Class A	2.0
3.	NRG Energy, Inc.	2.0
4.	Ingersoll-Rand plc	1.9
5.	Centene Corp.	1.9
6.	Sabre Corp.	1.9
7.	Symantec Corp.	1.8
8.	LPL Financial Holdings, Inc.	1.7
9.	Popular, Inc. (Puerto Rico)	1.6
10.	Equity Commonwealth	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	17.2%
Industrials	16.6
Financials	11.3
Health Care	11.2
Consumer Discretionary	9 .4
Real Estate	8 .5
Utilities	6 .9
Materials	4 .5
Communication Services	4 .4
Consumer Staples	4 .3
Energy	3 .7
Others (each less than 1.0%)	0 .5
Short-Term Investments	1 .5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2018. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2018	J.P. MORGAN INTREPID FUNDS	7

JPMorgan Intrepid Mid Cap Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 1, 1992
With Sales Charge**		(17.25)%	(16.49)%	3.36%	11.73%
Without Sales Charge		(12.67)	(11.86)	4.48	12.33
CLASS C SHARES	March 22, 1999
With CDSC***		(13.86)	(13.27)	3.87	11.64
Without CDSC		(12.86)	(12.27)	3.87	11.64
CLASS I SHARES	June 1, 1991	(12.54)	(11.62)	4.75	12.62
CLASS R3 SHARES	September 9, 2016	(12.69)	(11.88)	4.47	12.33
CLASS R4 SHARES	September 9, 2016	(12.53)	(11.61)	4.74	12.62
CLASS R6 SHARES	November 2, 2015	(12.44)	(11.41)	4.91	12.71

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/08 TO 12/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to those of Class A Shares.

Returns for Class R4 and Class R6 Shares prior to their inception dates are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown for Class I Shares because Class R4 Shares have similar expenses to Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Intrepid Mid Cap Fund, the Russell Midcap Index and the Lipper Mid-Cap Core Funds Index from December 31, 2008 to December 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies of the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2018

JPMorgan Intrepid Sustainable Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(6.11)%
S&P 500 Index	(6.85)%

Net Assets as of 12/31/2018 (In Thousands)	$22,834

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Sustainable Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2018. The Fund’s security selection in the information technology and communication services sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the energy and financials sectors was a leading detractor from relative performance.

Leading individual contributors to performance relative to the Benchmark included the Fund’s overweight positions in Microsoft Corp. and Verizon Communications Inc. and its underweight position in Facebook Inc. Shares of Microsoft, a provider of software, services and devices, rose after the company’s earnings outperformed industry peers and forecast strong earnings growth for the first quarter of 2019. Shares of Verizon Communications, a provider of wireless communications products and services, rose after the company reported better-than-expected earnings for the third quarter of 2018. Shares of Facebook, a social media provider not held in the Fund, fell after the company reported mixed results for the second quarter of 2018.

Leading individual detractors from performance relative to the Benchmark included the Fund’s overweight positions in Citigroup Inc. and United Rentals Inc. and its underweight position in Berkshire Hathaway Inc. Shares of Citigroup, a banking and financial services company, fell after the company reported lower-than-expected revenue for the third quarter of 2018. Shares of United Rentals, an equipment rental company, fell after the company’s reported mixed results for the third quarter of 2018. Shares of Berkshire Hathaway, an investment company that was not held by the Fund, rose after the company reported strong earnings growth in the second quarter of 2018 amid gains in insurance and railroad traffic, and a lower effective tax rate.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	6.6%
2.	Apple, Inc.	3.1
3.	Verizon Communications, Inc.	3.0
4.	Cisco Systems, Inc.	2.9
5.	Amazon.com, Inc.	2.9
6.	Citigroup, Inc.	2.8
7.	Amgen, Inc.	2.7
8.	PepsiCo, Inc.	2.6
9.	Alphabet, Inc., Class C	2.5
10.	Anthem, Inc.	2.5

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	20.2%
Health Care	16.1
Financials	14.8
Consumer Discretionary	10.6
Communication Services	9.8
Industrials	9.7
Consumer Staples	6.0
Energy	5.2
Utilities	3.0
Materials	1.9
Real Estate	0.8
Short-Term Investments	1.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2018. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2018	J.P. MORGAN INTREPID FUNDS	9

JPMorgan Intrepid Sustainable Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge**		(11.15)%	(10.02)%	6.23%	12.49%
Without Sales Charge		(6.22)	(5.03)	7.38	13.10
CLASS C SHARES	February 19, 2005
With CDSC***		(7.46)	(6.50)	6.85	12.53
Without CDSC		(6.46)	(5.50)	6.85	12.53
CLASS I SHARES	February 28, 2003	(6.11)	(4.78)	7.65	13.38

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/08 TO 12/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Intrepid Sustainable Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from December 31, 2008 to December 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Effective November 1, 2016, the Fund changed its investment strategies. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this date might be less relevant for investors considering whether to purchase shares of the Fund.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2018

JPMorgan Intrepid Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(9.27)%
Russell 1000 Value Index	(6.69)%

Net Assets as of 12/31/2018 (In Thousands)	$979,320

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Value Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2018. The Fund’s security selection in the information technology and financials sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the energy and industrials sector was a leading contributor to performance.

Leading individual detractors from relative performance included the Fund’s underweight position in Berkshire Hathaway Inc. and its overweight positions in Applied Materials Inc. and Tenet Healthcare Inc. Shares of Berkshire Hathaway, an investment company not held by the Fund, rose after the company reported strong earnings growth in the second quarter of 2018 amid gains in insurance and railroad traffic and a lower effective tax rate. Shares of Applied Materials, a maker of semiconductor manufacturing equipment that was not held in the Benchmark, fell after the company forecast weaker-than-expected earnings and revenue for the fourth quarter of 2018 amid a slowdown in demand. Shares of Tenet Healthcare, an operator of hospitals and other health care facilities not held in the Benchmark, fell after the company forecast fourth quarter 2018 results that were below analysts’ expectations and after a U.S. District judge ruled the U.S. Affordable Care Act unconstitutional, though the ruling was stayed pending appeal.

Leading individual contributors to relative performance included the Fund’s overweight positions in ConocoPhillips and Boeing Co. and its underweight position in General Electric Co. Shares of ConocoPhillips, an integrated oil and natural gas producer, rose after the Organization of Petroleum Exporting Countries held off further increases in oil production in the third quarter of 2018, which helped to lift global oil prices. Shares of Boeing, a commercial aircraft manufacturer not held in the Benchmark, rose as the company outperformed its peers during the reporting period. Shares of General Electric, an industrial conglomerate not held in the Fund, fell after the company reported lower-than-expected earnings for the third quarter of 2018 and reduced its quarterly dividend.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Bank of America Corp.	3.1%
2.	Pfizer, Inc.	2.9
3.	Citigroup, Inc.	2.8
4.	ConocoPhillips	2.6
5.	Verizon Communications, Inc.	2.5
6.	Travelers Cos., Inc. (The)	2.4
7.	Amgen, Inc.	2.2
8.	Boeing Co. (The)	2.0
9.	Humana, Inc.	1.9
10.	Chevron Corp.	1.8

PORTFOLIO COMPOSITION BY SECTOR***
Financials	20.7%
Health Care	14.6
Energy	9.8
Information Technology	9.5
Industrials	7.6
Consumer Staples	6.6
Consumer Discretionary	6.6
Communication Services	6.2
Utilities	6.1
Real Estate	5.4
Materials	3.1
Investment of cash collateral from securities loaned	3.2
Short-Term Investments	0.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2018. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2018	J.P. MORGAN INTREPID FUNDS	11

JPMorgan Intrepid Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge**		(14.12)%	(13.35)%	3.77%	10.29%
Without Sales Charge		(9.37)	(8.55)	4.90	10.88
CLASS C SHARES	February 19, 2005
With CDSC***		(10.59)	(9.98)	4.38	10.33
Without CDSC		(9.59)	(8.98)	4.38	10.33
CLASS I SHARES	February 28, 2003	(9.27)	(8.34)	5.08	11.08
CLASS R2 SHARES	November 3, 2008	(9.49)	(8.77)	4.62	10.59
CLASS R5 SHARES	May 15, 2006	(9.17)	(8.17)	5.28	11.30
CLASS R6 SHARES	November 30, 2010	(9.11)	(8.06)	5.35	11.35

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/08 TO 12/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Intrepid Value Fund, the Russell 1000 Value Index, the Lipper Large-Cap Value Funds Index and the Lipper Multi-Cap Value Funds Index from December 31, 2008 to December 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Value Funds Index and the Lipper Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Lipper Large-Cap Value Funds Index and the Lipper Multi-Cap Value Funds Index are indexes based on the total returns of certain mutual funds within the Fund’s designated categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2018

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.1%

Aerospace & Defense — 3.7%

Boeing Co. (The)	316	101,878

TransDigm Group, Inc. *	79	26,864

		128,742

Air Freight & Logistics — 0.1%

Expeditors International of Washington, Inc.	29	1,941

Airlines — 1.4%

Delta Air Lines, Inc.	309	15,441

United Continental Holdings, Inc. *	397	33,258

		48,699

Automobiles — 0.8%

General Motors Co.	836	27,954

Banks — 5.1%

Bank of America Corp.	2,807	69,155

Citigroup, Inc.	1,536	79,954

M&T Bank Corp.	33	4,737

Regions Financial Corp.	1,705	22,806

		176,652

Beverages — 2.1%

Molson Coors Brewing Co., Class B	460	25,837

PepsiCo, Inc.	413	45,628

		71,465

Biotechnology — 6.0%

AbbVie, Inc.	475	43,763

Amgen, Inc.	477	92,905

Celgene Corp. *	246	15,772

Gilead Sciences, Inc.	882	55,182

		207,622

Capital Markets — 0.4%

Ameriprise Financial, Inc.	135	14,038

Chemicals — 1.2%

CF Industries Holdings, Inc.	597	25,953

Huntsman Corp.	802	15,467

		41,420

Communications Equipment — 1.9%

Cisco Systems, Inc.	880	38,126

Palo Alto Networks, Inc. *	148	27,951

		66,077

Consumer Finance — 4.5%

American Express Co.	637	60,700

Capital One Financial Corp.	501	37,878

Credit Acceptance Corp. *	76	28,947

INVESTMENTS	SHARES (000)	VALUE ($000)

Consumer Finance — continued

Discover Financial Services	55	3,220

Synchrony Financial	1,122	26,318

		157,063

Diversified Consumer Services — 0.8%

H&R Block, Inc.	1,105	28,024

Diversified Telecommunication Services — 2.4%

AT&T, Inc.	1,239	35,367

Verizon Communications, Inc.	835	46,915

		82,282

Electric Utilities — 1.4%

Exelon Corp.	857	38,637

NextEra Energy, Inc.	58	10,099

		48,736

Entertainment — 0.9%

Take-Two Interactive Software, Inc. *	90	9,267

World Wrestling Entertainment, Inc., Class A (a)	291	21,714

		30,981

Equity Real Estate Investment Trusts (REITs) — 1.9%

American Tower Corp.	85	13,446

AvalonBay Communities, Inc.	113	19,668

Medical Properties Trust, Inc.	1,776	28,550

Ryman Hospitality Properties, Inc.	87	5,829

		67,493

Food & Staples Retailing — 1.0%

Walgreens Boots Alliance, Inc.	494	33,728

Food Products — 1.8%

Archer-Daniels-Midland Co.	392	16,040

General Mills, Inc.	309	12,032

Pilgrim’s Pride Corp. *	710	11,011

Post Holdings, Inc. *	280	24,965

		64,048

Health Care Equipment & Supplies — 0.6%

DexCom, Inc. *	162	19,360

Health Care Providers & Services — 7.9%

Anthem, Inc.	306	80,391

Centene Corp. *	121	13,928

HCA Healthcare, Inc.	196	24,405

Humana, Inc.	258	73,883

McKesson Corp.	184	20,283

Molina Healthcare, Inc. *	204	23,697

Tenet Healthcare Corp. *	706	12,106

WellCare Health Plans, Inc. *	107	25,213

		273,906

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN INTREPID FUNDS	13

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Hotels, Restaurants & Leisure — 1.4%

Dunkin’ Brands Group, Inc.	389	24,968

Marriott Vacations Worldwide Corp.	351	24,728

		49,696

Household Durables — 0.4%

PulteGroup, Inc.	530	13,777

Household Products — 0.4%

Energizer Holdings, Inc.	276	12,475

Independent Power and Renewable Electricity Producers — 2.1%

AES Corp.	1,454	21,030

NRG Energy, Inc.	768	30,421

Vistra Energy Corp. *	907	20,768

		72,219

Insurance — 3.7%

Allstate Corp. (The) (a)	275	22,740

Everest Re Group Ltd.	103	22,516

First American Financial Corp.	63	2,826

Lincoln National Corp.	463	23,741

Progressive Corp. (The)	175	10,528

Travelers Cos., Inc. (The)	380	45,457

		127,808

Interactive Media & Services — 5.4%

Alphabet, Inc., Class A *	38	39,813

Alphabet, Inc., Class C *	118	122,616

Twitter, Inc. *	884	25,418

		187,847

Internet & Direct Marketing Retail — 5.3%

Amazon.com, Inc. *	40	59,628

Booking Holdings, Inc. *	17	28,420

eBay, Inc. *	2,452	68,839

Expedia Group, Inc.	238	26,777

		183,664

IT Services — 0.4%

DXC Technology Co.	292	15,545

Machinery — 2.0%

Allison Transmission Holdings, Inc.	668	29,345

Caterpillar, Inc.	323	40,980

		70,325

Media — 0.6%

Comcast Corp., Class A	493	16,800

Omnicom Group, Inc.	64	4,673

		21,473

INVESTMENTS	SHARES (000)	VALUE ($000)

Metals & Mining — 0.5%

Freeport-McMoRan, Inc.	1,369	14,109

Newmont Mining Corp.	119	4,120

		18,229

Multiline Retail — 0.8%

Kohl’s Corp.	410	27,206

Oil, Gas & Consumable Fuels — 6.3%

Chevron Corp.	209	22,770

ConocoPhillips	1,096	68,361

HollyFrontier Corp. (a)	413	21,102

Marathon Petroleum Corp.	414	24,448

PBF Energy, Inc., Class A	522	17,037

Peabody Energy Corp.	762	23,232

Valero Energy Corp.	569	42,650

		219,600

Personal Products — 0.8%

Herbalife Nutrition Ltd. *	503	29,640

Pharmaceuticals — 0.8%

Allergan plc	113	15,077

Bristol-Myers Squibb Co.	113	5,884

Pfizer, Inc.	181	7,896

		28,857

Professional Services — 0.4%

Robert Half International, Inc.	255	14,563

Real Estate Management & Development — 0.7%

CBRE Group, Inc., Class A *	628	25,150

Road & Rail — 0.5%

CSX Corp.	178	11,084

Union Pacific Corp.	57	7,893

		18,977

Semiconductors & Semiconductor Equipment — 3.3%

Applied Materials, Inc.	1,624	53,160

KLA-Tencor Corp.	139	12,475

Lam Research Corp.	181	24,620

Micron Technology, Inc. *	164	5,216

QUALCOMM, Inc.	367	20,903

		116,374

Software — 8.6%

Citrix Systems, Inc.	269	27,521

Fortinet, Inc. *	305	21,453

Microsoft Corp.	1,570	159,484

Oracle Corp.	680	30,693

VMware, Inc., Class A (a)	440	60,351

		299,502

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Specialty Retail — 0.7%

Urban Outfitters, Inc. *	746	24,764

Technology Hardware, Storage & Peripherals — 4.1%

Apple, Inc.	488	76,946

HP, Inc.	1,783	36,470

NetApp, Inc.	392	23,385

Western Digital Corp.	141	5,216

		142,017

Textiles, Apparel & Luxury Goods — 0.7%

Hanesbrands, Inc.	1,280	16,032

Tapestry, Inc.	297	10,031

		26,063

Trading Companies & Distributors — 1.3%

HD Supply Holdings, Inc. *	493	18,486

United Rentals, Inc. *	205	21,049

WW Grainger, Inc.	17	4,701

		44,236

Total Common Stocks (Cost $3,029,828)		3,380,238

Short-Term Investments — 4.4%

Investment Companies — 4.4%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (b) (c) (Cost $154,290)	154,290	154,290

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment of Cash Collateral from Securities Loaned — 1.1%
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.60% (b) (c)	33,503	33,500

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (b) (c)	6,353	6,353

Total Investment of Cash Collateral from Securities Loaned (Cost $39,853)		39,853

Total Investments — 102.6% (Cost $3,223,971)		3,574,381
Liabilities in Excess of Other Assets — (2.6%)		(89,169)

NET ASSETS — 100.0%		3,485,212

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at December 31, 2018. The total value of securities on loan at December 31, 2018 is approximately $39,302,000.
(b)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2018.
*	Non-income producing security.

Futures contracts outstanding as of December 31, 2018 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts
S&P 500 E-Mini Index	800	03/2019	USD	100,120	168

					168

Abbreviations
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN INTREPID FUNDS	15

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.4%

Aerospace & Defense — 3.6%

Boeing Co. (The)	111	35,636

TransDigm Group, Inc. *	7	2,245

		37,881

Air Freight & Logistics — 0.3%

Expeditors International of Washington, Inc.	52	3,527

Airlines — 1.3%

Delta Air Lines, Inc.	75	3,753

United Continental Holdings, Inc. *	121	10,157

		13,910

Auto Components — 0.3%

Lear Corp.	27	3,330

Beverages — 2.3%

Molson Coors Brewing Co., Class B	117	6,571

PepsiCo, Inc.	154	17,025

		23,596

Biotechnology — 6.8%

AbbVie, Inc.	74	6,822

Amgen, Inc.	147	28,684

Celgene Corp. *	33	2,083

Gilead Sciences, Inc.	217	13,598

Loxo Oncology, Inc. *	39	5,435

Vertex Pharmaceuticals, Inc. *	91	15,013

		71,635

Capital Markets — 0.8%

Moody’s Corp.	3	462

MSCI, Inc.	55	8,065

		8,527

Chemicals — 0.7%

CF Industries Holdings, Inc.	135	5,887

Westlake Chemical Corp.	17	1,138

		7,025

Communications Equipment — 1.6%

Cisco Systems, Inc.	55	2,361

F5 Networks, Inc. *	36	5,817

Palo Alto Networks, Inc. *	46	8,570

		16,748

Consumer Finance — 1.2%

Credit Acceptance Corp. *	23	8,930

FirstCash, Inc.	50	3,610

		12,540

INVESTMENTS	SHARES (000)	VALUE ($000)

Diversified Consumer Services — 0.7%

H&R Block, Inc.(a)	304	7,715

Entertainment — 1.6%

Netflix, Inc. *	26	6,906

Take-Two Interactive Software, Inc. *	22	2,254

World Wrestling Entertainment, Inc., Class A (a)	100	7,435

		16,595

Equity Real Estate Investment Trusts (REITs) — 1.4%

AvalonBay Communities, Inc.	23	4,055

Medical Properties Trust, Inc.	258	4,155

Ryman Hospitality Properties, Inc.	103	6,876

		15,086

Food & Staples Retailing — 0.6%

Walgreens Boots Alliance, Inc.	86	5,849

Food Products — 1.9%

General Mills, Inc.	203	7,893

Pilgrim’s Pride Corp. *	246	3,820

Post Holdings, Inc. * (a)	93	8,245

		19,958

Health Care Equipment & Supplies — 0.7%

DexCom, Inc. *	60	7,140

Health Care Providers & Services — 5.4%

Anthem, Inc.	57	14,944

Humana, Inc.	77	22,173

Molina Healthcare, Inc. *	66	7,694

Tenet Healthcare Corp. * (a)	217	3,723

WellCare Health Plans, Inc. *	32	7,484

		56,018

Health Care Technology — 0.3%

Veeva Systems, Inc., Class A *	34	3,037

Hotels, Restaurants & Leisure — 1.7%

Dunkin’ Brands Group, Inc.	111	7,092

Marriott Vacations Worldwide Corp.	98	6,938

Wendy’s Co. (The) (a)	221	3,456

		17,486

Household Durables — 0.5%

PulteGroup, Inc.	202	5,242

Independent Power and Renewable Electricity Producers — 0.5%

NRG Energy, Inc.	128	5,061

Insurance — 0.8%

Allstate Corp. (The)	10	826

Everest Re Group Ltd. (a)	3	653

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Insurance — continued

First American Financial Corp.	93	4,165

Lincoln National Corp.	34	1,760

Progressive Corp. (The)	24	1,454

		8,858

Interactive Media & Services — 10.1%

Alphabet, Inc., Class A *	26	27,064

Alphabet, Inc., Class C *	48	49,295

Facebook, Inc., Class A *	42	5,532

IAC/InterActiveCorp *	44	7,981

TripAdvisor, Inc. *	153	8,226

Twitter, Inc. *	262	7,536

		105,634

Internet & Direct Marketing Retail — 8.8%

Amazon.com, Inc. *	31	46,711

Booking Holdings, Inc. *	10	17,913

eBay, Inc. *	708	19,860

Expedia Group, Inc.	68	7,694

		92,178

IT Services — 6.2%

DXC Technology Co.	150	7,986

GoDaddy, Inc., Class A *	90	5,886

Mastercard, Inc., Class A	20	3,848

Sabre Corp.	87	1,873

VeriSign, Inc. *	54	7,978

Visa, Inc., Class A	285	37,643

		65,214

Life Sciences Tools & Services — 0.3%

Waters Corp. *	16	3,037

Machinery — 2.4%

Allison Transmission Holdings, Inc.	185	8,141

Caterpillar, Inc.	97	12,338

Deere & Co.	28	4,132

		24,611

Media — 0.4%

Omnicom Group, Inc. (a)	20	1,487

Sirius XM Holdings, Inc. (a)	540	3,082

		4,569

Metals & Mining — 0.5%

Freeport -McMoRan, Inc.	517	5,329

Multiline Retail — 0.7%

Kohl’s Corp.	117	7,755

INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — 1.9%

ConocoPhillips	126	7,825

Marathon Petroleum Corp.	17	1,003

PBF Energy, Inc., Class A	62	2,012

Peabody Energy Corp.	220	6,700

Valero Energy Corp.	30	2,212

		19,752

Personal Products — 1.2%

Herbalife Nutrition Ltd. *	143	8,436

Nu Skin Enterprises, Inc., Class A	61	3,747

		12,183

Professional Services — 0.7%

Robert Half International, Inc.	131	7,510

Real Estate Management & Development — 0.7%

CBRE Group, Inc., Class A *	176	7,051

Road & Rail — 0.6%

Avis Budget Group, Inc. *	27	602

Union Pacific Corp.	37	5,156

		5,758

Semiconductors & Semiconductor Equipment — 3.3%

Applied Materials, Inc.	551	18,023

KLA-Tencor Corp.	50	4,430

Lam Research Corp.	64	8,660

Maxim Integrated Products, Inc. (a)	19	956

Micron Technology, Inc. *	91	2,891

		34,960

Software — 13.5%

Adobe, Inc. *	87	19,705

Citrix Systems, Inc.	84	8,617

Fortinet, Inc. *	116	8,135

Microsoft Corp.	772	78,397

Oracle Corp.	151	6,836

VMware, Inc., Class A (a)	142	19,417

		141,107

Specialty Retail — 1.3%

Burlington Stores, Inc. *	38	6,214

Urban Outfitters, Inc. *	225	7,480

		13,694

Technology Hardware, Storage & Peripherals — 6.2%

Apple, Inc.	335	52,867

HP, Inc.	190	3,885

NetApp, Inc.	118	7,047

Western Digital Corp.	42	1,556

		65,355

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN INTREPID FUNDS	17

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Textiles, Apparel & Luxury Goods — 1.3%

Hanesbrands, Inc.	676	8,468

Ralph Lauren Corp.	18	1,811

Tapestry, Inc.	84	2,848

		13,127

Trading Companies & Distributors — 2.3%

HD Supply Holdings, Inc. *	229	8,607

United Rentals, Inc. *	70	7,136

WW Grainger, Inc.	29	8,160

		23,903

Total Common Stocks (Cost $801,848)		1,019,491

Short-Term Investments — 1.8%

Investment Companies — 1.8%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (b) (c) (Cost $18,780)	18,780	18,780

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment of Cash Collateral from Securities Loaned — 1.5%
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.60% (b) (c)	11,001	11,000

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (b) (c)	4,795	4,795

Total Investment of Cash Collateral from Securities Loaned (Cost $15,795)		15,795

Total Investments — 100.7% (Cost $836,423)		1,054,066
Liabilities in Excess of Other Assets — (0.7%)		(7,811)

NET ASSETS — 100.0%		1,046,255

Percentages indicated are based on net assets.

Abbreviations
MSCI	Morgan Stanley Capital International

(a)	The security or a portion of this security is on loan at December 31, 2018. The total value of securities on loan at December 31, 2018 is approximately $14,187,000.
(b)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2018.
*	Non-income producing security.

Futures contracts outstanding as of December 31, 2018 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

S&P 500 E-Mini Index	212	03/2019	USD	26,532	(214)

					(214)

Abbreviations
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2018

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.9%

Aerospace & Defense — 2.0%

HEICO Corp., Class A	22	1,386

Huntington Ingalls Industries, Inc.	28	5,313

Spirit AeroSystems Holdings, Inc., Class A	30	2,184

Teledyne Technologies, Inc. *	8	1,615

		10,498

Air Freight & Logistics — 0.2%

CH Robinson Worldwide, Inc.	10	858

Airlines — 1.1%

United Continental Holdings, Inc. *	69	5,735

Banks — 3.2%

East West Bancorp, Inc.	24	1,062

KeyCorp	100	1,479

Popular, Inc. (Puerto Rico)	185	8,736

Regions Financial Corp.	94	1,255

SVB Financial Group *	17	3,210

Synovus Financial Corp.	33	1,046

		16,788

Biotechnology — 1.6%

Alkermes plc *	43	1,254

Alnylam Pharmaceuticals, Inc. *	19	1,407

BioMarin Pharmaceutical, Inc. *	1	119

Exelixis, Inc. *	55	1,086

Incyte Corp. *	32	2,022

Moderna, Inc. * (a)	173	2,647

		8,535

Building Products — 1.2%

Masco Corp.	208	6,070

Capital Markets — 3.4%

E* TRADE Financial Corp.	9	404

Lazard Ltd., Class A	20	738

LPL Financial Holdings, Inc.	150	9,171

MSCI, Inc.	44	6,428

Raymond James Financial, Inc.	18	1,332

		18,073

Chemicals — 1.9%

Cabot Corp.	87	3,719

Eastman Chemical Co.	3	234

Huntsman Corp.	208	4,016

Westlake Chemical Corp.	32	2,137

		10,106

INVESTMENTS	SHARES (000)	VALUE ($000)

Commercial Services & Supplies — 1.5%

KAR Auction Services, Inc.	164	7,836

Communications Equipment — 0.9%

CommScope Holding Co., Inc. *	83	1,362

F5 Networks, Inc. *	21	3,354

		4,716

Construction & Engineering — 1.8%

AECOM *	191	5,051

Jacobs Engineering Group, Inc.	76	4,460

		9,511

Consumer Finance — 0.2%

Discover Financial Services	8	460

Synchrony Financial	20	467

		927

Containers & Packaging — 1.3%

Avery Dennison Corp.	7	638

Berry Global Group, Inc. *	98	4,663

Westrock Co.	39	1,457

		6,758

Diversified Consumer Services — 0.4%

frontdoor, Inc. *	32	856

ServiceMaster Global Holdings, Inc. *	36	1,326

		2,182

Diversified Telecommunication Services — 0.8%

CenturyLink, Inc.	269	4,081

Electric Utilities — 0.0% (b)

FirstEnergy Corp.	5	188

Electrical Equipment — 0.8%

GrafTech International Ltd.	165	1,891

Regal Beloit Corp.	31	2,193

		4,084

Electronic Equipment, Instruments & Components — 2.5%

CDW Corp.	29	2,318

Coherent, Inc. *	11	1,124

Dolby Laboratories, Inc., Class A	95	5,869

Jabil, Inc.	159	3,929

		13,240

Energy Equipment & Services — 0.2%

Baker Hughes a GE Co.	45	978

Entertainment — 1.6%

Activision Blizzard, Inc.	29	1,350

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN INTREPID FUNDS	19

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Entertainment — continued

Take-Two Interactive Software, Inc. *	61	6,290

Viacom, Inc., Class B	22	553

		8,193

Equity Real Estate Investment Trusts (REITs) — 8.3%

American Homes 4 Rent, Class A	59	1,167

Brixmor Property Group, Inc.	23	344

Camden Property Trust	7	643

CoreSite Realty Corp.	3	227

Corporate Office Properties Trust	69	1,445

Douglas Emmett, Inc.	13	430

Equinix, Inc.	20	7,016

Equity Commonwealth	287	8,617

Equity LifeStyle Properties, Inc.	19	1,826

Gaming and Leisure Properties, Inc.	155	5,011

Host Hotels & Resorts, Inc.	123	2,049

Hudson Pacific Properties, Inc.	68	1,976

Invitation Homes, Inc.	136	2,731

Mid-America Apartment Communities, Inc.	9	858

Park Hotels & Resorts, Inc.	15	390

Regency Centers Corp.	18	1,027

Retail Properties of America, Inc., Class A	110	1,188

SBA Communications Corp. *	3	534

Sun Communities, Inc.	17	1,739

VICI Properties, Inc.	147	2,755

Weyerhaeuser Co.	76	1,668

		43,641

Food Products — 3.1%

Archer-Daniels-Midland Co.	77	3,151

Ingredion, Inc.	55	4,981

Pilgrim’s Pride Corp. *	182	2,817

Tyson Foods, Inc., Class A	102	5,436

		16,385

Gas Utilities — 1.4%

National Fuel Gas Co.	13	665

UGI Corp.	125	6,666

		7,331

Health Care Equipment & Supplies — 3.2%

Hill-Rom Holdings, Inc.	61	5,357

Hologic, Inc. *	53	2,183

STERIS plc	3	321

Teleflex, Inc.	5	1,318

Zimmer Biomet Holdings, Inc.	75	7,758

		16,937

INVESTMENTS	SHARES (000)		VALUE ($000)

Health Care Providers & Services — 5.0%

AmerisourceBergen Corp.	64		4,732

Cardinal Health, Inc.	45		1,989

Centene Corp. *	88		10,169

DaVita, Inc. *	93		4,786

Premier, Inc., Class A *	126		4,721

			26,397

Hotels, Restaurants & Leisure — 1.5%

Chipotle Mexican Grill, Inc. *	5		2,116

Extended Stay America, Inc.	311		4,816

Vail Resorts, Inc.	4		822

			7,754

Household Durables — 0.2%

NVR, Inc. *	—	(c)	1,097

Independent Power and Renewable Electricity Producers — 4.8%

AES Corp.	253		3,661

NRG Energy, Inc.	263		10,403

Vistra Energy Corp. *	494		11,306

			25,370

Insurance — 3.5%

American Financial Group, Inc.	31		2,770

American National Insurance Co.	2		255

Arch Capital Group Ltd. *	20		525

Aspen Insurance Holdings Ltd. (Bermuda)	14		567

Assurant, Inc.	4		380

Assured Guaranty Ltd.	20		762

Everest Re Group Ltd.	11		2,482

Fidelity National Financial, Inc.	21		665

First American Financial Corp.	65		2,915

Hanover Insurance Group, Inc. (The)	29		3,421

Hartford Financial Services Group, Inc. (The)	18		818

Lincoln National Corp.	19		954

Old Republic International Corp.	19		381

Progressive Corp. (The)	29		1,725

			18,620

Internet & Direct Marketing Retail — 0.3%

Expedia Group, Inc.	6		619

Qurate Retail, Inc. *	53		1,029

			1,648

IT Services — 7.1%

Black Knight, Inc. *	64		2,880

Conduent, Inc. *	339		3,606

DXC Technology Co.	102		5,402

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

IT Services — continued

Fidelity National Information Services, Inc.	22	2,277

Genpact Ltd.	18	481

Sabre Corp.	460	9,961

Square, Inc., Class A *	26	1,481

Total System Services, Inc.	48	3,861

VeriSign, Inc. *	11	1,631

Worldpay, Inc. *	76	5,816

		37,396

Life Sciences Tools & Services — 0.2%

Agilent Technologies, Inc.	14	958

Machinery — 3.6%

Allison Transmission Holdings, Inc.	49	2,160

Crane Co.	54	3,890

Gardner Denver Holdings, Inc. *	20	415

Ingersoll-Rand plc	112	10,200

Timken Co. (The)	66	2,452

		19,117

Media — 2.1%

DISH Network Corp., Class A *	22	542

Tribune Media Co., Class A	237	10,769

		11,311

Metals & Mining — 0.9%

Freeport-McMoRan, Inc.	53	550

Steel Dynamics, Inc.	141	4,236

		4,786

Mortgage Real Estate Investment Trusts (REITs) — 1.1%

Two Harbors Investment Corp.	440	5,647

Multiline Retail — 1.5%

Dollar General Corp.	38	4,150

Kohl’s Corp.	40	2,634

Macy’s, Inc.	34	1,001

		7,785

Multi-Utilities — 0.7%

CenterPoint Energy, Inc.	47	1,330

CMS Energy Corp.	44	2,204

		3,534

Oil, Gas & Consumable Fuels — 3.6%

Cimarex Energy Co.	4	274

Devon Energy Corp.	139	3,131

Marathon Oil Corp.	360	5,158

Marathon Petroleum Corp.	42	2,490

INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued

Murphy Oil Corp.	22	508

Noble Energy, Inc.	3	58

ONEOK, Inc.	34	1,845

PBF Energy, Inc., Class A	81	2,653

Valero Energy Corp.	14	1,012

Williams Cos., Inc. (The)	34	752

WPX Energy, Inc. *	76	865

		18,746

Paper & Forest Products — 0.4%

Domtar Corp.	65	2,269

Personal Products — 1.2%

Herbalife Nutrition Ltd. *	90	5,276

Nu Skin Enterprises, Inc., Class A	17	1,067

		6,343

Pharmaceuticals — 1.2%

Elanco Animal Health, Inc. * (a)	66	2,065

Mylan NV *	94	2,579

Nektar Therapeutics *	32	1,045

Perrigo Co. plc	20	783

		6,472

Professional Services — 2.7%

IHS Markit Ltd. *	117	5,588

ManpowerGroup, Inc.	70	4,549

TransUnion	68	3,874

		14,011

Real Estate Management & Development — 0.3%

CBRE Group, Inc., Class A *	44	1,754

Road & Rail — 1.1%

Landstar System, Inc.	11	1,014

Schneider National, Inc., Class B	252	4,711

		5,725

Semiconductors & Semiconductor Equipment — 3.8%

KLA-Tencor Corp.	21	1,843

Lam Research Corp.	50	6,822

Marvell Technology Group Ltd.	483	7,823

ON Semiconductor Corp. *	207	3,421

Teradyne, Inc.	6	201

		20,110

Software — 2.2%

Nuance Communications, Inc. *	150	1,984

Symantec Corp.	518	9,782

		11,766

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN INTREPID FUNDS	21

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Specialty Retail — 3.4%

Advance Auto Parts, Inc.	40	6,314

AutoZone, Inc. *	2	1,677

Best Buy Co., Inc.	101	5,344

Urban Outfitters, Inc. *	136	4,518

		17,853

Technology Hardware, Storage & Peripherals — 0.8%

Dell Technologies, Inc., Class C *	20	988

NCR Corp. *	67	1,539

NetApp, Inc.	21	1,265

Western Digital Corp.	15	551

		4,343

Textiles, Apparel & Luxury Goods — 2.2%

Columbia Sportswear Co.	57	4,818

Lululemon Athletica, Inc. *	2	231

Michael Kors Holdings Ltd. *	77	2,928

PVH Corp.	3	251

Tapestry, Inc.	94	3,159

		11,387

Trading Companies & Distributors — 0.9%

HD Supply Holdings, Inc. *	59	2,210

WESCO International, Inc. *	49	2,366

		4,576

Total Common Stocks (Cost $482,099)		520,426

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 1.5%

Investment Companies — 1.5%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (d) (e) (Cost $7,866)	7,866	7,866

Investment of Cash Collateral from Securities Loaned — 0.5%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (d) (e) (Cost $2,705)	2,705	2,705

Total Investments — 100.9% (Cost $492,670)		530,997
Liabilities in Excess of Other Assets — (0.9%)		(4,876)

NET ASSETS — 100.0%		526,121

Percentages indicated are based on net assets.

Abbreviations
MSCI	Morgan Stanley Capital International

(a)	The security or a portion of this security is on loan at December 31, 2018. The total value of securities on loan at December 31, 2018 is approximately $2,801,000.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Amount rounds to less than one thousand.
(d)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of December 31, 2018.
*	Non-income producing security.

Futures contracts outstanding as of December 31, 2018 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

S&P Midcap 400 E-Mini Index	43	03/2019	USD	7,154	(173)

					(173)

Abbreviations
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2018

JPMorgan Intrepid Sustainable Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.0%

Aerospace & Defense — 2.4%

Boeing Co. (The)	2	545

Airlines — 1.2%

Delta Air Lines, Inc.	5	271

Banks — 6.4%

Bank of America Corp.	21	510

Citigroup, Inc.	12	631

PNC Financial Services Group, Inc. (The)	3	322

		1,463

Beverages — 2.6%

PepsiCo, Inc.	5	601

Biotechnology — 6.2%

AbbVie, Inc.	2	145

Amgen, Inc.	3	620

Biogen, Inc. *	1	209

Gilead Sciences, Inc.	7	438

		1,412

Capital Markets — 2.2%

Bank of New York Mellon Corp. (The)	6	279

Northern Trust Corp.	3	215

		494

Chemicals — 0.9%

Axalta Coating Systems Ltd. *	9	205

Communications Equipment — 2.9%

Cisco Systems, Inc.	15	662

Consumer Finance — 2.3%

American Express Co.	6	537

Containers & Packaging — 1.0%

Ball Corp.	5	219

Diversified Consumer Services — 0.8%

H&R Block, Inc.	7	180

Diversified Telecommunication Services — 3.7%

AT&T, Inc.	5	147

Verizon Communications, Inc.	12	690

		837

Electric Utilities — 3.0%

Exelon Corp.	8	351

NextEra Energy, Inc.	2	345

		696

Energy Equipment & Services — 2.5%

Baker Hughes a GE Co.	6	130

Halliburton Co.	3	81

INVESTMENTS	SHARES (000)		VALUE ($000)

Energy Equipment & Services — continued

National Oilwell Varco, Inc.	8		209

TechnipFMC plc (United Kingdom)	8		159

			579

Entertainment — 2.0%

Electronic Arts, Inc. *	1		76

Walt Disney Co. (The)	4		386

			462

Equity Real Estate Investment Trusts (REITs) — 0.8%

Prologis, Inc.	3		182

Food & Staples Retailing — 1.8%

Walgreens Boots Alliance, Inc.	6		413

Health Care Equipment & Supplies — 2.2%

Abbott Laboratories	7		494

Health Care Providers & Services — 6.5%

Anthem, Inc.	2		566

Cigna Corp.	1		262

Humana, Inc.	2		536

WellCare Health Plans, Inc. *	—	(a)	113

			1,477

Hotels, Restaurants & Leisure — 1.1%

Chipotle Mexican Grill, Inc. *	—	(a)	194

Dunkin’ Brands Group, Inc.	1		63

			257

Household Products — 1.6%

Procter & Gamble Co. (The)	4		368

Insurance — 3.9%

Allstate Corp. (The)	3		269

Hartford Financial Services Group, Inc. (The)	5		215

Lincoln National Corp.	3		166

Travelers Cos., Inc. (The)	2		242

			892

Interactive Media & Services — 4.1%

Alphabet, Inc., Class A *	—	(a)	355

Alphabet, Inc., Class C *	1		580

			935

Internet & Direct Marketing Retail — 4.0%

Amazon.com, Inc. *	—	(a)	661

eBay, Inc. *	9		252

			913

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN INTREPID FUNDS	23

JPMorgan Intrepid Sustainable Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

IT Services — 2.0%

Accenture plc, Class A	3		465

Machinery — 3.7%

Allison Transmission Holdings, Inc.	4		186

Caterpillar, Inc.	2		226

Ingersoll-Rand plc	2		191

Xylem, Inc.	4		235

			838

Multiline Retail — 1.0%

Target Corp.	3		224

Oil, Gas & Consumable Fuels — 2.7%

ConocoPhillips	2		125

Phillips 66	3		239

Valero Energy Corp.	3		252

			616

Pharmaceuticals — 1.3%

Bristol-Myers Squibb Co.	3		146

Eli Lilly & Co.	1		141

			287

Road & Rail — 1.5%

CSX Corp.	5		340

Semiconductors & Semiconductor Equipment — 2.8%

Applied Materials, Inc.	13		412

KLA-Tencor Corp.	—	(a)	9

Lam Research Corp.	2		217

			638

Software — 7.4%

Adobe, Inc.*	1		181

Microsoft Corp.	15		1,511

			1,692

INVESTMENTS	SHARES (000)	VALUE ($000)

Specialty Retail — 2.1%

Best Buy Co., Inc.	3	161

Home Depot, Inc. (The)	2	323

		484

Technology Hardware, Storage & Peripherals — 5.0%

Apple, Inc.	4	696

HP, Inc.	7	153

NetApp, Inc.	5	301

		1,150

Textiles, Apparel & Luxury Goods — 1.5%

Hanesbrands, Inc.	4	45

NIKE, Inc., Class B	4	310

		355

Trading Companies & Distributors — 0.9%

United Rentals, Inc. *	2	209

Total Common Stocks (Cost $20,523)		22,392

Short-term Investments — 1.9%

Investment Companies — 1.9%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (b) (c) (Cost $425)	425	425

Total Investments — 99.9% (Cost $20,948)		22,817
Other Assets Less Liabilities — 0.1%		17

NET ASSETS — 100.0%		22,834

Percentages indicated are based on net assets.

(a)	Amount rounds to less than one thousand.
(b)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2018.
*	Non-income producing security.

Futures contracts outstanding as of December 31, 2018 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

S&P 500 E-Mini Index	3	03/2019	USD	375	2

					2

Abbreviations
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2018

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.8%

Aerospace & Defense — 2.0%

Boeing Co. (The)	62	19,866

Airlines — 1.6%

Delta Air Lines, Inc.	130	6,478

United Continental Holdings, Inc. *	105	8,800

		15,278

Automobiles — 1.5%

General Motors Co.	439	14,698

Banks — 10.1%

Bank of America Corp.	1,255	30,911

CIT Group, Inc.	163	6,234

Citigroup, Inc.	536	27,883

Citizens Financial Group, Inc.	203	6,047

Fifth Third Bancorp	250	5,883

M&T Bank Corp.	51	7,328

Popular, Inc. (Puerto Rico)	155	7,314

Regions Financial Corp.	522	6,980

		98,580

Beverages — 1.8%

Molson Coors Brewing Co., Class B	131	7,363

PepsiCo, Inc.	93	10,252

		17,615

Biotechnology — 4.7%

AbbVie, Inc.	136	12,547

Amgen, Inc.	113	21,948

Celgene Corp.*	26	1,673

Gilead Sciences, Inc.	152	9,501

		45,669

Capital Markets — 1.3%

Ameriprise Financial, Inc.	51	5,344

Goldman Sachs Group, Inc. (The)	43	7,158

Morgan Stanley	16	618

		13,120

Chemicals — 1.2%

CF Industries Holdings, Inc.	142	6,161

Huntsman Corp.	270	5,205

		11,366

Communications Equipment — 1.5%

Cisco Systems, Inc.	348	15,092

Construction & Engineering — 0.3%

EMCOR Group, Inc.	54	3,205

INVESTMENTS	SHARES (000)	VALUE ($000)

Consumer Finance — 2.4%

American Express Co.	77	7,330

Capital One Financial Corp.	11	801

Credit Acceptance Corp. *	23	8,728

Discover Financial Services	110	6,506

		23,365

Diversified Consumer Services — 0.7%

H&R Block, Inc. (a)	293	7,436

Diversified Telecommunication Services — 3.3%

CenturyLink, Inc.	455	6,895

Verizon Communications, Inc.	446	25,057

		31,952

Electric Utilities — 3.8%

Entergy Corp.	91	7,849

Exelon Corp.	317	14,288

NextEra Energy, Inc.	50	8,604

OGE Energy Corp.	158	6,188

		36,929

Equity Real Estate Investment Trusts (REITs) — 4.0%

GEO Group, Inc. (The)	121	2,380

Hospitality Properties Trust	101	2,410

Life Storage, Inc.	57	5,300

Medical Properties Trust, Inc.	496	7,974

Piedmont Office Realty Trust, Inc., Class A (a)	334	5,691

SL Green Realty Corp.	89	7,046

Spirit Realty Capital, Inc.	242	8,526

		39,327

Food & Staples Retailing — 1.4%

Walgreens Boots Alliance, Inc.	32	2,180

Walmart, Inc.	120	11,141

		13,321

Food Products — 1.5%

Pilgrim’s Pride Corp. *	439	6,815

Tyson Foods, Inc., Class A	145	7,738

		14,553

Health Care Equipment & Supplies — 0.5%

Hologic, Inc. *	120	4,948

Health Care Providers & Services — 6.3%

AmerisourceBergen Corp.	48	3,541

Anthem, Inc.	61	16,099

Centene Corp. *	61	7,022

HCA Healthcare, Inc.	40	5,003

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN INTREPID FUNDS	25

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Health Care Providers & Services — continued

Humana, Inc.	66	18,994

Tenet Healthcare Corp. * (a)	188	3,215

WellCare Health Plans, Inc.*	32	7,579

		61,453

Hotels, Restaurants & Leisure — 1.3%

Dunkin’ Brands Group, Inc. (a)	66	4,257

International Game Technology plc	311	4,543

Wendy’s Co. (The)	263	4,107

		12,907

Household Durables — 0.6%

Toll Brothers, Inc.	192	6,329

Household Products — 1.2%

Energizer Holdings, Inc.	167	7,544

Procter & Gamble Co. (The)	47	4,302

		11,846

Independent Power and Renewable Electricity Producers — 2.4%

AES Corp.	515	7,444

NRG Energy, Inc.	200	7,924

Vistra Energy Corp.*	353	8,082

		23,450

Insurance — 6.8%

Allstate Corp. (The) (a)	203	16,741

Everest Re Group Ltd. (a)	38	8,318

First American Financial Corp.	19	830

Lincoln National Corp. (a)	139	7,153

MetLife, Inc.	51	2,102

Primerica, Inc.	60	5,833

Prudential Financial, Inc.	24	1,990

Travelers Cos., Inc. (The)	198	23,699

		66,666

Interactive Media & Services — 1.3%

Alphabet, Inc., Class C *	10	10,356

TripAdvisor, Inc. *	41	2,228

		12,584

Internet & Direct Marketing Retail — 0.9%

eBay, Inc. *	316	8,881

IT Services — 1.5%

DXC Technology Co.	133	7,050

Sabre Corp.	335	7,243

		14,293

INVESTMENTS	SHARES (000)	VALUE ($000)

Machinery — 2.3%

Allison Transmission Holdings, Inc.	178	7,794

Caterpillar, Inc.	118	15,032

		22,826

Media — 1.7%

Comcast Corp., Class A	389	13,228

Sirius XM Holdings, Inc. (a)	609	3,479

		16,707

Metals & Mining — 1.2%

Freeport-McMoRan, Inc.	486	5,010

Newmont Mining Corp.	42	1,466

Steel Dynamics, Inc.	185	5,548

		12,024

Mortgage Real Estate Investment Trusts (REITs) — 0.3%

Chimera Investment Corp.	147	2,627

Oil, Gas & Consumable Fuels — 9.9%

Chevron Corp.	160	17,358

ConocoPhillips	406	25,302

Devon Energy Corp.	74	1,657

HollyFrontier Corp.	87	4,452

Marathon Oil Corp.	82	1,172

Marathon Petroleum Corp.	272	16,062

PBF Energy, Inc., Class A	158	5,172

Peabody Energy Corp.	170	5,178

Phillips 66	49	4,256

Valero Energy Corp.	217	16,276

		96,885

Paper & Forest Products — 0.7%

Domtar Corp.	188	6,604

Personal Products — 0.8%

Herbalife Nutrition Ltd. *	137	8,088

Pharmaceuticals — 3.2%

Allergan plc	17	2,205

Endo International plc *	129	943

Pfizer, Inc.	646	28,186

		31,334

Professional Services — 0.7%

Robert Half International, Inc.	121	6,933

Real Estate Management & Development — 1.4%

CBRE Group, Inc., Class A *	193	7,740

Jones Lang LaSalle, Inc.	50	6,279

		14,019

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Semiconductors & Semiconductor Equipment — 3.1%

Applied Materials, Inc.	302	9,888

KLA-Tencor Corp.	1	125

Lam Research Corp.	59	8,034

Micron Technology, Inc. *	46	1,450

QUALCOMM, Inc.	190	10,838

		30,335

Software — 1.4%

Citrix Systems, Inc.	66	6,752

VMware, Inc., Class A (a)	54	7,460

		14,212

Specialty Retail — 0.9%

Foot Locker, Inc.	88	4,661

Urban Outfitters, Inc. *	126	4,193

		8,854

Technology Hardware, Storage & Peripherals — 2.0%

HP, Inc.	462	9,452

NetApp, Inc.	103	6,152

Seagate Technology plc	70	2,694

Western Digital Corp.	39	1,449

		19,747

Textiles, Apparel & Luxury Goods — 0.6%

Hanesbrands, Inc.	483	6,053

Trading Companies & Distributors — 0.7%

United Rentals, Inc. *	64	6,531

Total Common Stocks (Cost $888,229)		948,508

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 0.6%

Investment Companies — 0.6%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (b) (c) (Cost $5,692)	5,692	5,692

Investment of Cash Collateral from Securities Loaned — 3.2%
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.60% (b) (c)	25,003	25,000

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (b) (c)	6,468	6,468

Total Investment of Cash Collateral from Securities Loaned (Cost $31,468)		31,468

Total Investments — 100.6% (Cost $925,389)		985,668
Liabilities in Excess of Other Assets — (0.6%)		(6,348)

NET ASSETS — 100.0%		979,320

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at December 31, 2018. The total value of securities on loan at December 31, 2018 is approximately $29,893,000.
(b)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2018.
*	Non-income producing security.

Futures contracts outstanding as of December 31, 2018 (amounts in thousands, except number of contracts):
Description	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

S&P 500 E-Mini Index	266	03/2019	USD	33,290	(37)

					(37)

Abbreviations
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN INTREPID FUNDS	27

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2018 (Unaudited)

(Amounts in thousands, except per share amounts)

	JPMorgan Intrepid America Fund		JPMorgan Intrepid Growth Fund		JPMorgan Intrepid Mid Cap Fund
ASSETS:
Investments in non-affiliates, at value	$3,380,238		$1,019,491		$520,426
Investments in affiliates, at value	154,290		18,780		7,866
Investment of cash collateral received from securities loaned, at value (Note 2.C.)	39,853		15,795		2,705
Cash	—		—		9
Deposits at broker for futures contracts	7,024		812		483
Receivables:
Due from custodian	—		—		419
Investment securities sold	69,968		23,726		1,287
Fund shares sold	372		900		1,455
Dividends from non-affiliates	2,935		649		796
Dividends from affiliates	148		32		18
Securities lending income (Note 2.C.)	4		14		13
Variation margin on futures contracts	711		61		80

Total Assets	3,655,543		1,080,260		535,557

LIABILITIES:
Payables:
Investment securities purchased	128,755		16,078		2,303
Collateral received on securities loaned (Note 2.C.)	39,853		15,795		2,705
Fund shares redeemed	431		1,668		3,906
Accrued liabilities:
Investment advisory fees	931		270		267
Administration fees	57		—	(a)	10
Distribution fees	67		57		80
Service fees	87		76		101
Custodian and accounting fees	29		12		8
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	—
Audit fees	11		10		11
Registration fees	3		4		4
Other	107		35		41

Total Liabilities	170,331		34,005		9,436

Net Assets	$3,485,212		$1,046,255		$526,121

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2018

	JPMorgan Intrepid America Fund	JPMorgan Intrepid Growth Fund	JPMorgan Intrepid Mid Cap Fund
NET ASSETS:
Paid-in-Capital	$3,149,464	$831,699	$472,097
Total distributable earnings (loss) (a)	335,748	214,556	54,024

Total Net Assets	$3,485,212	$1,046,255	$526,121

Net Assets:
Class A	$239,146	$90,199	$195,789
Class C	3,938	33,003	45,100
Class I	98,055	184,172	202,685
Class R2	1,874	37,700	—
Class R3	—	—	14,531
Class R4	—	—	1,110
Class R5	5,520	179,145	—
Class R6	3,136,679	522,036	66,906

Total	$3,485,212	$1,046,255	$526,121

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	7,470	1,876	12,388
Class C	123	699	3,545
Class I	2,971	3,770	12,023
Class R2	60	802	—
Class R3	—	—	925
Class R4	—	—	66
Class R5	168	3,720	—
Class R6	97,219	10,846	3,970
Net Asset Value (b):
Class A — Redemption price per share	$32.01	$48.08	$15.80
Class C — Offering price per share (c)	31.85	47.21	12.72
Class I — Offering and redemption price per share	33.01	48.86	16.86
Class R2 — Offering and redemption price per share	31.23	47.00	—
Class R3 — Offering and redemption price per share	—	—	15.71
Class R4 — Offering and redemption price per share	—	—	16.80
Class R5 — Offering and redemption price per share	32.89	48.16	—
Class R6 — Offering and redemption price per share	32.26	48.13	16.85
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$33.78	$50.74	$16.68

Cost of investments in non-affiliates	$3,029,828	$801,848	$482,099
Cost of investments in affiliates	154,290	18,780	7,866
Investment securities on loan, at value	39,302	14,187	2,801
Cost of investment of cash collateral	39,853	15,795	2,705

(a)

Total distributable earnings have been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN INTREPID FUNDS	29

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Intrepid Sustainable Equity Fund		JPMorgan Intrepid Value Fund
ASSETS:
Investments in non-affiliates, at value	$22,392		$948,508
Investments in affiliates, at value	425		5,692
Investment of cash collateral received from securities loaned, at value (Note 2.C.)	—		31,468
Deposits at broker for futures contracts	65		400
Receivables:
Due from custodian	55		—
Investment securities sold	46		31,193
Fund shares sold	26		844
Dividends from non-affiliates	15		1,494
Dividends from affiliates	1		32
Securities lending income (Note 2.C.)	—		18
Variation margin on futures contracts	3		172
Due from adviser	1		—

Total Assets	23,029		1,019,821

LIABILITIES:
Payables:
Due to custodian	—		29
Investment securities purchased	117		3,204
Collateral received on securities loaned (Note 2.C.)	—		31,468
Fund shares redeemed	22		5,108
Accrued liabilities:
Investment advisory fees	—		253
Administration fees	—	(a)	12
Distribution fees	4		31
Service fees	—		181
Custodian and accounting fees	7		10
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—
Audit fees	11		11
Legal fees	11		—
Registration fees	17		42
Other	6		152

Total Liabilities	195		40,501

Net Assets	$22,834		$979,320

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2018

	JPMorgan Intrepid Sustainable Equity Fund	JPMorgan Intrepid Value Fund
NET ASSETS:
Paid-in-Capital	$20,344	$935,829
Total distributable earnings (loss) (a)	2,490	43,491

Total Net Assets	$22,834	$979,320

Net Assets:
Class A	$9,100	$71,926
Class C	2,773	18,522
Class I	10,961	697,768
Class R2	—	4,370
Class R5	—	71,653
Class R6	—	115,081

Total	$22,834	$979,320

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	255	2,610
Class C	79	683
Class I	305	25,161
Class R2	—	160
Class R5	—	2,575
Class R6	—	4,134

Net Asset Value (b):
Class A — Redemption price per share	$35.71	$27.56
Class C — Offering price per share (c)	35.05	27.11
Class I — Offering and redemption price per share	35.92	27.73
Class R2 — Offering and redemption price per share	—	27.30
Class R5 — Offering and redemption price per share	—	27.83
Class R6 — Offering and redemption price per share	—	27.84
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$37.69	$29.09

Cost of investments in non-affiliates	$20,523	$888,229
Cost of investments in affiliates	425	5,692
Investment securities on loan, at value	—	29,893
Cost of investment of cash collateral	—	31,468

(a)

Total distributable earnings have been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN INTREPID FUNDS	31

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

(Amounts in thousands)

	JPMorgan Intrepid America Fund	JPMorgan Intrepid Growth Fund	JPMorgan Intrepid Mid Cap Fund
INVESTMENT INCOME:
Interest income from affiliates	$— (a)	— (a)	— (a)
Dividend income from non-affiliates	41,222	9,242	5,664
Dividend income from affiliates	830	270	107
Income from securities lending (net)	5	23	13

Total investment income	42,057	9,535	5,784

EXPENSES:
Investment advisory fees	8,257	2,973	2,344
Administration fees	1,674	482	293
Distribution fees:
Class A	484	130	358
Class C	18	142	219
Class R2	5	105	—
Class R3	—	—	19
Service fees:
Class A	484	130	358
Class C	6	47	73
Class I	145	261	345
Class R2	3	53	—
Class R3	—	—	19
Class R4	—	—	1
Class R5	3	103	—
Custodian and accounting fees	58	20	21
Professional fees	47	33	27
Trustees’ and Chief Compliance Officer’s fees	21	15	14
Printing and mailing costs	95	25	30
Registration and filing fees	57	52	55
Transfer agency fees (See Note 2.F.)	23	41	32
Other	31	11	9

Total expenses	11,411	4,623	4,217

Less fees waived	(3,320)	(1,655)	(527)
Less expense reimbursements	(8)	(5)	(2)

Net expenses	8,083	2,963	3,688

Net investment income (loss)	33,974	6,572	2,096

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	163,413	33,663	54,842
Futures contracts	(8,887)	(1,285)	(1,922)

Net realized gain (loss)	154,526	32,378	52,920

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(549,328)	(140,451)	(134,216)
Futures contracts	425	(75)	(140)

Change in net unrealized appreciation/depreciation	(548,903)	(140,526)	(134,356)

Net realized/unrealized gains (losses)	(394,377)	(108,148)	(81,436)

Change in net assets resulting from operations	$(360,403)	$(101,576)	$(79,340)

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2018

	JPMorgan Intrepid Sustainable Equity Fund	JPMorgan Intrepid Value Fund
INVESTMENT INCOME:
Interest income from affiliates	$—	— (a)
Dividend income from non-affiliates	237	13,276
Dividend income from affiliates	8	302
Income from securities lending (net)	—	35

Total investment income	245	13,613

EXPENSES:
Investment advisory fees	60	2,256
Administration fees	10	457
Distribution fees:
Class A	13	108
Class C	12	87
Class R2	—	13
Service fees:
Class A	13	108
Class C	4	29
Class I	13	999
Class R2	—	7
Class R5	—	46
Custodian and accounting fees	12	19
Professional fees	28	32
Trustees’ and Chief Compliance Officer’s fees	13	14
Printing and mailing costs	1	25
Registration and filing fees	24	70
Transfer agency fees (See Note 2.F.)	2	25
Other	4	10

Total expenses	209	4,305

Less fees waived	(101)	(1,024)
Less expense reimbursements	(14)	(9)

Net expenses	94	3,272

Net investment income (loss)	151	10,341

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	1,285	25,913
Futures contracts	(93)	(1,179)

Net realized gain (loss)	1,192	24,734

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(2,911)	(138,183)
Futures contracts	2	841

Change in net unrealized appreciation/depreciation	(2,909)	(137,342)

Net realized/unrealized gains (losses)	(1,717)	(112,608)

Change in net assets resulting from operations	$(1,566)	$(102,267)

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN INTREPID FUNDS	33

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Intrepid America Fund		JPMorgan Intrepid Growth Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$33,974	$64,578	$6,572	$8,774
Net realized gain (loss)	154,526	416,447	32,378	136,463
Change in net unrealized appreciation/depreciation	(548,903)	233,270	(140,526)	82,031

Change in net assets resulting from operations	(360,403)	714,295	(101,576)	227,268

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(46,815)	(10,767)	(10,076)	(505)
Class C	(588)	(491)	(3,578)	—
Class I	(17,140)	(7,471)	(20,749)	(1,170)
Class R2	(276)	(257)	(4,245)	(12)
Class R5	(843)	(539)	(20,788)	(1,822)
Class R6	(480,090)	(467,263)	(60,741)	(5,125)

Total distributions to shareholders	(545,752)	(486,788)	(120,177)	(8,634)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	340,824	(259,821)	98,414	(68,163)

NET ASSETS:
Change in net assets	(565,331)	(32,314)	(123,339)	150,471
Beginning of period	4,050,543	4,082,857	1,169,594	1,019,123

End of period	$3,485,212	$4,050,543	$1,046,255	$1,169,594

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

	JPMorgan Intrepid America Fund	JPMorgan Intrepid Growth Fund
Class A
From net investment income	$(1,172)	$(505)
From net realized gains	(9,595)	—

Class C
From net realized gains	(491)	—

Class I
From net investment income	(610)	(1,170)
From net realized gains	(6,861)	—

Class R2
From net investment income	(15)	(12)
From net realized gains	(242)	—

Class R5
From net investment income	(71)	(1,822)
From net realized gains	(468)	—

Class R6
From net investment income	(64,689)	(5,125)
From net realized gains	(402,574)	—

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2018

	JPMorgan Intrepid Mid Cap Fund		JPMorgan Intrepid Sustainable Equity Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,096	$7,332	$151	$285
Net realized gain (loss)	52,920	102,707	1,192	1,537
Change in net unrealized appreciation/depreciation	(134,356)	(9,650)	(2,909)	343

Change in net assets resulting from operations	(79,340)	100,389	(1,566)	2,165

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(46,279)	(25,014)	(747)	(593)
Class C	(12,486)	(5,686)	(214)	(226)
Class I	(46,107)	(22,563)	(880)	(481)
Class R3	(3,226)	(1,038)	—	—
Class R4	(191)	(9)	—	—
Class R6	(13,230)	(17,271)	—	—

Total distributions to shareholders	(121,519)	(71,581)	(1,841)	(1,300)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(89,543)	(102,024)	4,295	3,037

NET ASSETS:
Change in net assets	(290,402)	(73,216)	888	3,902
Beginning of period	816,523	889,739	21,946	18,044

End of period	$526,121	$816,523	$22,834	$21,946

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

	JPMorgan Intrepid Mid Cap Fund	JPMorgan Intrepid Sustainable Equity Fund
Class A
From net investment income	$(2,004)	$(109)
From net realized gains	(23,010)	(484)

Class C
From net investment income	(32)	(18)
From net realized gains	(5,654)	(208)

Class I
From net investment income	(2,355)	(102)
From net realized gains	(20,208)	(379)

Class R3
From net investment income	(103)	—
From net realized gains	(935)	—

Class R4
From net investment income	(1)	—
From net realized gains	(8)	—

Class R6
From net investment income	(2,366)	—
From net realized gains	(14,905)	—

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN INTREPID FUNDS	35

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Intrepid Value Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$10,341	$18,700
Net realized gain (loss)	24,734	127,733
Change in net unrealized appreciation/depreciation	(137,342)	(7,903)

Change in net assets resulting from operations	(102,267)	138,530

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(9,449)	(14,409)
Class C	(2,489)	(3,802)
Class I	(90,307)	(103,517)
Class R2	(552)	(2,926)
Class R5	(10,066)	(13,231)
Class R6	(13,794)	(23,984)

Total distributions to shareholders	(126,657)	(161,869)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	110,381	(111,642)

NET ASSETS:
Change in net assets	(118,543)	(134,981)
Beginning of period	1,097,863	1,232,844

End of period	$979,320	$1,097,863

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

JPMorgan Intrepid Value Fund
Class A
From net investment income	$(1,401)
From net realized gains	(13,008)
Class C
From net investment income	(343)
From net realized gains	(3,459)
Class I
From net investment income	(12,174)
From net realized gains	(91,343)
Class R2
From net investment income	(234)
From net realized gains	(2,692)
Class R5
From net investment income	(1,696)
From net realized gains	(11,535)
Class R6
From net investment income	(2,924)
From net realized gains	(21,060)

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2018

	JPMorgan Intrepid America Fund		JPMorgan Intrepid Growth Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$115,152	$355,797	$13,888	$30,048
Distributions reinvested	46,624	10,595	6,926	308
Cost of shares redeemed	(183,840)	(75,779)	(15,851)	(36,549)

Change in net assets resulting from Class A capital transactions	$(22,064)	$290,613	$4,963	$(6,193)

Class C
Proceeds from shares issued	$369	$268	$3,896	$5,393
Distributions reinvested	548	458	2,906	—
Cost of shares redeemed	(652)	(7,072)	(4,271)	(18,709)

Change in net assets resulting from Class C capital transactions	$265	$(6,346)	$2,531	$(13,316)

Class I
Proceeds from shares issued	$47,785	$56,178	$28,043	$25,110
Distributions reinvested	16,892	7,177	19,170	1,069
Cost of shares redeemed	(31,541)	(192,805)	(20,413)	(49,004)

Change in net assets resulting from Class I capital transactions	$33,136	$(129,450)	$26,800	$(22,825)

Class R2
Proceeds from shares issued	$361	$443	$7,088	$42,516
Distributions reinvested	90	91	3,834	3
Cost of shares redeemed	(353)	(1,855)	(5,880)	(8,188)

Change in net assets resulting from Class R2 capital transactions	$98	$(1,321)	$5,042	$34,331

Class R5
Proceeds from shares issued	$1,833	$1,187	$13,506	$37,471
Distributions reinvested	498	334	19,502	1,534
Cost of shares redeemed	(1,063)	(752)	(17,100)	(69,349)

Change in net assets resulting from Class R5 capital transactions	$1,268	$769	$15,908	$(30,344)

Class R6
Proceeds from shares issued	$10,776	$269,386	$21,633	$137,691
Distributions reinvested	480,065	467,260	56,881	5,125
Cost of shares redeemed	(162,720)	(1,150,732)	(35,344)	(172,632)

Change in net assets resulting from Class R6 capital transactions	$328,121	$(414,086)	$43,170	$(29,816)

Total change in net assets resulting from capital transactions	$340,824	$(259,821)	$98,414	$(68,163)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN INTREPID FUNDS	37

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Intrepid America Fund		JPMorgan Intrepid Growth Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
SHARE TRANSACTIONS:
Class A
Issued	2,712	8,663	247	539
Reinvested	1,373	265	136	6
Redeemed	(4,967)	(1,851)	(270)	(647)

Change in Class A Shares	(882)	7,077	113	(102)

Class C
Issued	9	6	71	99
Reinvested	16	12	58	—
Redeemed	(17)	(170)	(75)	(351)

Change in Class C Shares	8	(152)	54	(252)

Class I
Issued	1,102	1,331	476	442
Reinvested	482	175	371	19
Redeemed	(869)	(4,665)	(355)	(898)

Change in Class I Shares	715	(3,159)	492	(437)

Class R2
Issued	10	12	124	738
Reinvested	3	2	77	— (a)
Redeemed	(9)	(47)	(102)	(146)

Change in Class R2 Shares	4	(33)	99	592

Class R5
Issued	44	29	229	664
Reinvested	14	8	383	27
Redeemed	(26)	(18)	(289)	(1,235)

Change in Class R5 Shares	32	19	323	(544)

Class R6
Issued	257	6,583	374	2,543
Reinvested	14,006	11,580	1,116	91
Redeemed	(3,917)	(27,858)	(572)	(3,065)

Change in Class R6 Shares	10,346	(9,695)	918	(431)

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2018

	JPMorgan Intrepid Mid Cap Fund		JPMorgan Intrepid Sustainable Equity Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$18,912	$64,235	$1,187	$2,195
Distributions reinvested	40,963	22,481	719	573
Cost of shares redeemed	(101,247)	(86,519)	(956)	(1,593)

Change in net assets resulting from Class A capital transactions	$(41,372)	$197	$950	$1,175

Class C
Proceeds from shares issued	$3,244	$6,057	$257	$273
Distributions reinvested	11,150	4,798	197	209
Cost of shares redeemed	(12,761)	(31,724)	(576)	(2,534)

Change in net assets resulting from Class C capital transactions	$1,633	$(20,869)	$(122)	$(2,052)

Class I
Proceeds from shares issued	$28,738	$76,578	$4,767	$4,981
Distributions reinvested	39,134	19,557	879	463
Cost of shares redeemed	(83,981)	(120,847)	(2,179)	(1,530)

Change in net assets resulting from Class I capital transactions	$(16,109)	$(24,712)	$3,467	$3,914

Class R3
Proceeds from shares issued	$4,074	$6,268	$—	$—
Distributions reinvested	2,914	989	—	—
Cost of shares redeemed	(918)	(2,523)	—	—

Change in net assets resulting from Class R3 capital transactions	$6,070	$4,734	$—	$—

Class R4
Proceeds from shares issued	$282	$1,277	$—	$—
Distributions reinvested	191	9	—	—
Cost of shares redeemed	(204)	(105)	—	—

Change in net assets resulting from Class R4 capital transactions	$269	$1,181	$—	$—

Class R6
Proceeds from shares issued	$18,738	$69,523	$—	$—
Distributions reinvested	12,629	17,215	—	—
Cost of shares redeemed	(71,401)	(149,293)	—	—

Change in net assets resulting from Class R6 capital transactions	$(40,034)	$(62,555)	$—	$—

Total change in net assets resulting from capital transactions	$(89,543)	$(102,024)	$4,295	$3,037

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN INTREPID FUNDS	39

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Intrepid Mid Cap Fund		JPMorgan Intrepid Sustainable Equity Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
SHARE TRANSACTIONS:
Class A
Issued	943	2,794	29	53
Reinvested	2,426	1,000	19	14
Redeemed	(4,782)	(3,785)	(23)	(39)

Change in Class A Shares	(1,413)	9	25	28

Class C
Issued	203	313	7	6
Reinvested	821	253	5	5
Redeemed	(752)	(1,618)	(14)	(62)

Change in Class C Shares	272	(1,052)	(2)	(51)

Class I
Issued	1,340	3,189	117	119
Reinvested	2,168	824	23	11
Redeemed	(3,849)	(5,013)	(56)	(36)

Change in Class I Shares	(341)	(1,000)	84	94

Class R3
Issued	187	275	—	—
Reinvested	173	44	—	—
Redeemed	(44)	(111)	—	—

Change in Class R3 Shares	316	208	—	—

Class R4
Issued	16	51	—	—
Reinvested	11	— (a)	—	—
Redeemed	(9)	(4)	—	—

Change in Class R4 Shares	18	47	—	—

Class R6
Issued	876	2,860	—	—
Reinvested	699	724	—	—
Redeemed	(2,911)	(6,187)	—	—

Change in Class R6 Shares	(1,336)	(2,603)	—	—

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2018

	JPMorgan Intrepid Value Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$8,065	$19,635
Distributions reinvested	8,704	13,421
Cost of shares redeemed	(14,230)	(40,025)

Change in net assets resulting from Class A capital transactions	$2,539	$(6,969)

Class C
Proceeds from shares issued	$715	$1,990
Distributions reinvested	2,370	3,617
Cost of shares redeemed	(3,712)	(17,911)

Change in net assets resulting from Class C capital transactions	$(627)	$(12,304)

Class I
Proceeds from shares issued	$95,159	$195,675
Distributions reinvested	90,086	102,090
Cost of shares redeemed	(96,342)	(396,689)

Change in net assets resulting from Class I capital transactions	$88,903	$(98,924)

Class R2
Proceeds from shares issued	$731	$7,759
Distributions reinvested	314	2,532
Cost of shares redeemed	(1,492)	(23,607)

Change in net assets resulting from Class R2 capital transactions	$(447)	$(13,316)

Class R5
Proceeds from shares issued	$7,730	$16,647
Distributions reinvested	10,066	13,231
Cost of shares redeemed	(18,765)	(23,522)

Change in net assets resulting from Class R5 capital transactions	$(969)	$6,356

Class R6
Proceeds from shares issued	$17,832	$63,524
Distributions reinvested	13,786	23,588
Cost of shares redeemed	(10,636)	(73,597)

Change in net assets resulting from Class R6 capital transactions	$20,982	$13,515

Total change in net assets resulting from capital transactions	$110,381	$(111,642)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN INTREPID FUNDS	41

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Intrepid Value Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
SHARE TRANSACTIONS:
Class A
Issued	235	536
Reinvested	298	392
Redeemed	(425)	(1,124)

Change in Class A Shares	108	(196)

Class C
Issued	23	57
Reinvested	83	107
Redeemed	(118)	(493)

Change in Class C Shares	(12)	(329)

Class I
Issued	2,747	5,456
Reinvested	3,060	2,964
Redeemed	(2,906)	(11,003)

Change in Class I Shares	2,901	(2,583)

Class R2
Issued	22	220
Reinvested	11	74
Redeemed	(42)	(683)

Change in Class R2 Shares	(9)	(389)

Class R5
Issued	225	463
Reinvested	340	383
Redeemed	(597)	(647)

Change in Class R5 Shares	(32)	199

Class R6
Issued	570	1,778
Reinvested	466	683
Redeemed	(313)	(2,083)

Change in Class R6 Shares	723	378

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2018

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2018	J.P. MORGAN INTREPID FUNDS	43

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Intrepid America Fund
Class A
Six Months Ended December 31, 2018 (Unaudited)	$41.04	$0.22	$(3.80)	$(3.58)	$(0.33)	$(5.12)	$(5.45)
Year Ended June 30, 2018	39.06	0.35	6.41	6.76	(0.48)	(4.30)	(4.78)
Year Ended June 30, 2017	34.75	0.28	5.30	5.58	(0.27)	(1.00)	(1.27)
Year Ended June 30, 2016	38.08	0.34	(1.15)	(0.81)	(0.27)	(2.25)	(2.52)
Year Ended June 30, 2015	37.28	0.44	2.57	3.01	(0.38)	(1.83)	(2.21)
Year Ended June 30, 2014	29.76	0.30	7.49	7.79	(0.27)	—	(0.27)

Class C
Six Months Ended December 31, 2018 (Unaudited)	40.76	0.14	(3.77)	(3.63)	(0.16)	(5.12)	(5.28)
Year Ended June 30, 2018	38.59	0.25	6.22	6.47	—	(4.30)	(4.30)
Year Ended June 30, 2017	34.37	0.09	5.24	5.33	(0.11)	(1.00)	(1.11)
Year Ended June 30, 2016	37.74	0.18	(1.15)	(0.97)	(0.15)	(2.25)	(2.40)
Year Ended June 30, 2015	36.99	0.22	2.57	2.79	(0.21)	(1.83)	(2.04)
Year Ended June 30, 2014	29.53	0.13	7.42	7.55	(0.09)	—	(0.09)

Class I
Six Months Ended December 31, 2018 (Unaudited)	42.22	0.31	(3.94)	(3.63)	(0.46)	(5.12)	(5.58)
Year Ended June 30, 2018	39.87	0.66	6.35	7.01	(0.36)	(4.30)	(4.66)
Year Ended June 30, 2017	35.48	0.39	5.41	5.80	(0.41)	(1.00)	(1.41)
Year Ended June 30, 2016	38.49	0.39	(1.09)	(0.70)	(0.06)	(2.25)	(2.31)
Year Ended June 30, 2015	37.61	0.53	2.61	3.14	(0.43)	(1.83)	(2.26)
Year Ended June 30, 2014	30.00	0.38	7.56	7.94	(0.33)	—	(0.33)

Class R2
Six Months Ended December 31, 2018 (Unaudited)	40.14	0.20	(3.73)	(3.53)	(0.26)	(5.12)	(5.38)
Year Ended June 30, 2018	38.18	0.36	6.14	6.50	(0.24)	(4.30)	(4.54)
Year Ended June 30, 2017	34.01	0.19	5.17	5.36	(0.19)	(1.00)	(1.19)
Year Ended June 30, 2016	37.45	0.27	(1.15)	(0.88)	(0.31)	(2.25)	(2.56)
Year Ended June 30, 2015	36.82	0.33	2.55	2.88	(0.42)	(1.83)	(2.25)
Year Ended June 30, 2014	29.43	0.21	7.40	7.61	(0.22)	—	(0.22)

Class R5
Six Months Ended December 31, 2018 (Unaudited)	42.11	0.35	(3.94)	(3.59)	(0.51)	(5.12)	(5.63)
Year Ended June 30, 2018	39.91	0.62	6.47	7.09	(0.59)	(4.30)	(4.89)
Year Ended June 30, 2017	35.53	0.46	5.40	5.86	(0.48)	(1.00)	(1.48)
Year Ended June 30, 2016	38.41	0.41	(1.04)	(0.63)	—	(2.25)	(2.25)
Year Ended June 30, 2015	37.54	0.60	2.61	3.21	(0.51)	(1.83)	(2.34)
Year Ended June 30, 2014	29.94	0.46	7.54	8.00	(0.40)	—	(0.40)

Class R6
Six Months Ended December 31, 2018 (Unaudited)	41.44	0.36	(3.88)	(3.52)	(0.54)	(5.12)	(5.66)
Year Ended June 30, 2018	39.34	0.66	6.37	7.03	(0.63)	(4.30)	(4.93)
Year Ended June 30, 2017	35.03	0.49	5.33	5.82	(0.51)	(1.00)	(1.51)
November 2, 2015 (f) through June 30, 2016	39.15	0.41	(1.77)	(1.36)	(0.51)	(2.25)	(2.76)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$32.01	(9.34)%	$239,146	0.84%	1.07%	1.00%	47%
41.04	17.77	342,761	0.86	0.85	1.01	80
39.06	16.27	49,774	1.03	0.76	1.08	95
34.75	(2.08)	57,303	1.04	0.96	1.15	70
38.08	8.27	184,225	1.03	1.16	1.11	49
37.28	26.26	97,155	1.04	0.90	1.05	67

31.85	(9.54)	3,938	1.34	0.70	1.51	47
40.76	17.17	4,698	1.42	0.63	1.51	80
38.59	15.69	10,306	1.53	0.25	1.57	95
34.37	(2.55)	12,599	1.54	0.50	1.62	70
37.74	7.72	14,978	1.53	0.58	1.56	49
36.99	25.62	8,774	1.54	0.39	1.55	67

33.01	(9.20)	98,055	0.59	1.47	0.75	47
42.22	18.06	95,252	0.66	1.59	0.75	80
39.87	16.58	215,888	0.76	1.03	0.77	95
35.48	(1.77)	246,679	0.74	1.04	0.75	70
38.49	8.56	1,492,209	0.75	1.37	0.76	49
37.61	26.56	1,514,180	0.79	1.14	0.80	67

31.23	(9.43)	1,874	1.09	0.98	1.30	47
40.14	17.47	2,239	1.15	0.90	1.26	80
38.18	15.98	3,394	1.27	0.52	1.41	95
34.01	(2.30)	4,584	1.29	0.78	1.46	70
37.45	8.01	2,923	1.28	0.88	1.35	49
36.82	25.93	166	1.29	0.64	1.30	67

32.89	(9.14)	5,520	0.44	1.63	0.60	47
42.11	18.26	5,718	0.48	1.47	0.60	80
39.91	16.75	4,681	0.59	1.20	0.63	95
35.53	(1.57)	3,920	0.54	1.08	0.55	70
38.41	8.76	2,015,302	0.55	1.56	0.55	49
37.54	26.84	1,363,358	0.58	1.35	0.59	67

32.26	(9.11)	3,136,679	0.34	1.72	0.50	47
41.44	18.38	3,599,875	0.39	1.59	0.49	80
39.34	16.91	3,798,814	0.49	1.30	0.49	95
35.03	(3.39)	3,341,467	0.49	1.78	0.50	70

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN INTREPID FUNDS	45

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Intrepid Growth Fund
Class A
Six Months Ended December 31, 2018 (Unaudited)	$59.09	$0.23		$(5.30)	$(5.07)	$(0.30)	$(5.64)	$(5.94)
Year Ended June 30, 2018	48.60	0.23		10.51	10.74	(0.25)	—	(0.25)
Year Ended June 30, 2017	40.37	0.22		8.27	8.49	(0.26)	—	(0.26)
Year Ended June 30, 2016	40.99	0.27		(0.63)	(0.36)	(0.26)	—	(0.26)
Year Ended June 30, 2015	37.05	0.25		3.88	4.13	(0.19)	—	(0.19)
Year Ended June 30, 2014	29.36	0.18	(f)	7.64	7.82	(0.13)	—	(0.13)

Class C
Six Months Ended December 31, 2018 (Unaudited)	58.00	0.08		(5.19)	(5.11)	(0.04)	(5.64)	(5.68)
Year Ended June 30, 2018	47.72	(0.04)		10.32	10.28	—	—	—
Year Ended June 30, 2017	39.63	—	(g)	8.13	8.13	(0.04)	—	(0.04)
Year Ended June 30, 2016	40.26	0.07		(0.61)	(0.54)	(0.09)	—	(0.09)
Year Ended June 30, 2015	36.45	0.05		3.81	3.86	(0.05)	—	(0.05)
Year Ended June 30, 2014	28.93	0.01	(f)	7.52	7.53	(0.01)	—	(0.01)

Class I
Six Months Ended December 31, 2018 (Unaudited)	60.04	0.31		(5.40)	(5.09)	(0.45)	(5.64)	(6.09)
Year Ended June 30, 2018	49.34	0.38		10.68	11.06	(0.36)	—	(0.36)
Year Ended June 30, 2017	40.99	0.34		8.40	8.74	(0.39)	—	(0.39)
Year Ended June 30, 2016	41.27	0.29		(0.55)	(0.26)	(0.02)	—	(0.02)
Year Ended June 30, 2015	37.23	0.32		3.93	4.25	(0.21)	—	(0.21)
Year Ended June 30, 2014	29.52	0.26	(f)	7.69	7.95	(0.24)	—	(0.24)

Class R2
Six Months Ended December 31, 2018 (Unaudited)	57.95	0.16		(5.20)	(5.04)	(0.27)	(5.64)	(5.91)
Year Ended June 30, 2018	47.66	0.09		10.31	10.40	(0.11)	—	(0.11)
Year Ended June 30, 2017	39.66	0.11		8.12	8.23	(0.23)	—	(0.23)
Year Ended June 30, 2016	40.39	0.19		(0.63)	(0.44)	(0.29)	—	(0.29)
Year Ended June 30, 2015	36.49	0.12		3.85	3.97	(0.07)	—	(0.07)
Year Ended June 30, 2014	28.91	0.09	(f)	7.54	7.63	(0.05)	—	(0.05)

Class R5
Six Months Ended December 31, 2018 (Unaudited)	59.32	0.35		(5.34)	(4.99)	(0.53)	(5.64)	(6.17)
Year Ended June 30, 2018	48.76	0.46		10.56	11.02	(0.46)	—	(0.46)
Year Ended June 30, 2017	40.51	0.42		8.29	8.71	(0.46)	—	(0.46)
Year Ended June 30, 2016	41.12	0.45		(0.62)	(0.17)	(0.44)	—	(0.44)
Year Ended June 30, 2015	37.09	0.41		3.91	4.32	(0.29)	—	(0.29)
Year Ended June 30, 2014	29.41	0.33	(f)	7.65	7.98	(0.30)	—	(0.30)

Class R6
Six Months Ended December 31, 2018 (Unaudited)	59.32	0.38		(5.34)	(4.96)	(0.59)	(5.64)	(6.23)
Year Ended June 30, 2018	48.74	0.51		10.56	11.07	(0.49)	—	(0.49)
Year Ended June 30, 2017	40.50	0.44		8.29	8.73	(0.49)	—	(0.49)
November 2, 2015 (i) through June 30, 2016	42.20	0.36		(1.60)	(1.24)	(0.46)	—	(0.46)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)

Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.17, $0.00, $0.26, $0.09 and $0.32 for Class A, Class C, Class I, Class R2 and Class R5 Shares, respectively, and the net investment income (loss) ratio would have been 0.51%, 0.01%, 0.76%, 0.26% and 0.96% for Class A, Class C, Class I, Class R2 and Class R5 Shares, respectively.

(g)	Amount rounds to less than $0.005.
(h)	Amount rounds to less than 0.005%.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$48.08	(9.07)%	$90,199	0.84%	0.76%		1.12%	37%
59.09	22.13	104,167	0.86	0.42		1.11	69
48.60	21.12	90,633	0.92	0.50		1.20	68
40.37	(0.88)	90,529	0.93	0.66		1.23	70
40.99	11.16	106,573	0.96	0.62		1.16	64
37.05	26.68	33,563	1.16	0.54	(f)	1.17	67

47.21	(9.31)	33,003	1.34	0.26		1.61	37
58.00	21.54	37,416	1.36	(0.08)		1.61	69
47.72	20.52	42,811	1.41	0.00	(h)	1.67	68
39.63	(1.35)	48,717	1.42	0.19		1.71	70
40.26	10.60	49,309	1.46	0.12		1.66	64
36.45	26.05	19,566	1.65	0.03	(f)	1.67	67

48.86	(8.96)	184,172	0.59	1.02		0.86	37
60.04	22.45	196,798	0.61	0.67		0.86	69
49.34	21.43	183,265	0.68	0.75		0.89	68
40.99	(0.63)	151,419	0.68	0.70		0.88	70
41.27	11.43	708,276	0.74	0.80		0.87	64
37.23	27.00	597,963	0.91	0.79	(f)	0.92	67

47.00	(9.20)	37,700	1.09	0.53		1.49	37
57.95	21.84	40,763	1.10	0.16		1.37	69
47.66	20.82	5,277	1.17	0.26		1.68	68
39.66	(1.10)	4,207	1.17	0.50		1.76	70
40.39	10.87	1,205	1.22	0.31		1.45	64
36.49	26.41	601	1.41	0.28	(f)	1.42	67

48.16	(8.90)	179,145	0.44	1.17		0.71	37
59.32	22.66	201,539	0.45	0.83		0.71	69
48.76	21.65	192,164	0.48	0.94		0.72	68
40.51	(0.42)	205,213	0.47	1.13		0.74	70
41.12	11.66	189,466	0.54	1.02		0.70	64
37.09	27.23	124,489	0.71	0.98	(f)	0.72	67

48.13	(8.85)	522,036	0.34	1.27		0.61	37
59.32	22.78	588,911	0.36	0.92		0.61	69
48.74	21.70	504,973	0.43	0.99		0.61	68
40.50	(2.94)	488,138	0.42	1.38		0.61	70

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN INTREPID FUNDS	47

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Intrepid Mid Cap Fund
Class A
Six Months Ended December 31, 2018 (Unaudited)	$22.76	$0.05		$(2.67)	$(2.62)	$(0.08)	$(4.26)	$(4.34)
Year Ended June 30, 2018	22.11	0.15		2.29	2.44	(0.13)	(1.66)	(1.79)
Year Ended June 30, 2017	19.48	0.08		2.62	2.70	(0.07)	— (f)	(0.07)
Year Ended June 30, 2016	21.82	0.15		(0.64)	(0.49)	(0.13)	(1.72)	(1.85)
Year Ended June 30, 2015	24.11	0.08		1.18	1.26	(0.09)	(3.46)	(3.55)
Year Ended June 30, 2014	18.79	0.08	(g)	5.41	5.49	(0.07)	(0.10)	(0.17)

Class C
Six Months Ended December 31, 2018 (Unaudited)	19.23	—	(f)	(2.22)	(2.22)	(0.03)	(4.26)	(4.29)
Year Ended June 30, 2018	18.90	0.04		1.96	2.00	(0.01)	(1.66)	(1.67)
Year Ended June 30, 2017	16.72	(0.04)		2.24	2.20	(0.02)	— (f)	(0.02)
Year Ended June 30, 2016	19.07	0.03		(0.58)	(0.55)	(0.08)	(1.72)	(1.80)
Year Ended June 30, 2015	21.56	(0.06)		1.06	1.00	(0.03)	(3.46)	(3.49)
Year Ended June 30, 2014	16.87	(0.05	)(g)	4.84	4.79	—	(0.10)	(0.10)

Class I
Six Months Ended December 31, 2018 (Unaudited)	24.01	0.09		(2.84)	(2.75)	(0.14)	(4.26)	(4.40)
Year Ended June 30, 2018	23.22	0.22		2.41	2.63	(0.18)	(1.66)	(1.84)
Year Ended June 30, 2017	20.43	0.14		2.75	2.89	(0.10)	— (f)	(0.10)
Year Ended June 30, 2016	22.77	0.19		(0.64)	(0.45)	(0.17)	(1.72)	(1.89)
Year Ended June 30, 2015	24.97	0.14		1.24	1.38	(0.12)	(3.46)	(3.58)
Year Ended June 30, 2014	19.45	0.14	(g)	5.60	5.74	(0.12)	(0.10)	(0.22)

Class R3
Six Months Ended December 31, 2018 (Unaudited)	22.70	0.06		(2.67)	(2.61)	(0.12)	(4.26)	(4.38)
Year Ended June 30, 2018	22.08	0.13		2.32	2.45	(0.17)	(1.66)	(1.83)
September 9, 2016 (h) through June 30, 2017	19.97	0.11		2.09	2.20	(0.09)	— (f)	(0.09)

Class R4
Six Months Ended December 31, 2018 (Unaudited)	23.95	0.09		(2.83)	(2.74)	(0.15)	(4.26)	(4.41)
Year Ended June 30, 2018	23.20	0.19		2.44	2.63	(0.22)	(1.66)	(1.88)
September 9, 2016 (h) through June 30, 2017	20.95	0.12		2.24	2.36	(0.11)	— (f)	(0.11)

Class R6
Six Months Ended December 31, 2018 (Unaudited)	24.04	0.11		(2.84)	(2.73)	(0.20)	(4.26)	(4.46)
Year Ended June 30, 2018	23.25	0.27		2.42	2.69	(0.24)	(1.66)	(1.90)
Year Ended June 30, 2017	20.42	0.19		2.76	2.95	(0.12)	— (f)	(0.12)
November 2, 2015 (h) through June 30, 2016	22.41	0.20		(0.29)	(0.09)	(0.18)	(1.72)	(1.90)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)

Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.04, $(0.08) and $0.10 for Class A, Class C and Class I Shares, respectively, and the net investment income (loss) ratio would have been 0.20%, (0.42)% and 0.45% for Class A, Class C, and Class I Shares, respectively.

(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$15.80	(12.67)%	$195,789	1.14%	0.46%		1.29%	35%
22.76	11.18	314,171	1.14	0.65		1.29	62
22.11	13.91	304,927	1.14	0.40		1.38	70
19.48	(1.71)	311,724	1.15	0.77		1.44	78
21.82	5.64	377,893	1.14	0.33		1.37	66
24.11	29.30	193,342	1.16	0.38	(g)	1.32	64

12.72	(12.91)	45,100	1.64	(0.01)		1.78	35
19.23	10.69	62,925	1.64	0.18		1.78	62
18.90	13.20	81,761	1.74	(0.21)		1.87	70
16.72	(2.35)	89,071	1.79	0.15		1.96	78
19.07	5.02	87,191	1.78	(0.31)		1.87	66
21.56	28.43	49,796	1.79	(0.25	)(g)	1.82	64

16.86	(12.54)	202,685	0.89	0.73		1.03	35
24.01	11.47	296,876	0.89	0.91		1.02	62
23.22	14.17	310,316	0.89	0.65		1.11	70
20.43	(1.48)	258,866	0.90	0.93		1.13	78
22.77	5.97	510,465	0.89	0.58		1.07	66
24.97	29.61	348,077	0.91	0.62	(g)	1.08	64

15.71	(12.64)	14,531	1.14	0.56		1.28	35
22.70	11.22	13,823	1.14	0.59		1.27	62
22.08	11.07	8,854	1.15	0.64		1.34	70

16.80	(12.53)	1,110	0.89	0.74		1.03	35
23.95	11.46	1,157	0.89	0.80		1.11	62
23.20	11.30	22	0.90	0.67		1.11	70

16.85	(12.44)	66,906	0.64	0.91		0.78	35
24.04	11.73	127,571	0.64	1.11		0.77	62
23.25	14.52	183,859	0.65	0.86		0.77	70
20.42	0.12	304,934	0.65	1.53		0.78	78

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN INTREPID FUNDS	49

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Intrepid Sustainable Equity Fund
Class A
Six Months Ended December 31, 2018 (Unaudited)	$41.28	$0.26		$(2.69)		$(2.43)	$(0.41)	$(2.73)	$(3.14)
Year Ended June 30, 2018	39.35	0.58		4.05		4.63	(0.48)	(2.22)	(2.70)
Year Ended June 30, 2017	33.20	0.29		6.20		6.49	(0.34)	—	(0.34)
Year Ended June 30, 2016	34.01	0.62	(f)	(0.87	)(f)	(0.25)	(0.56)	—	(0.56)
Year Ended June 30, 2015	31.93	0.28		2.02		2.30	(0.22)	—	(0.22)
Year Ended June 30, 2014	25.54	0.20		6.37		6.57	(0.18)	—	(0.18)

Class C
Six Months Ended December 31, 2018 (Unaudited)	40.44	0.15		(2.63)		(2.48)	(0.18)	(2.73)	(2.91)
Year Ended June 30, 2018	38.51	0.41		3.92		4.33	(0.18)	(2.22)	(2.40)
Year Ended June 30, 2017	32.48	0.11		6.06		6.17	(0.14)	—	(0.14)
Year Ended June 30, 2016	33.29	0.44	(f)	(0.85	)(f)	(0.41)	(0.40)	—	(0.40)
Year Ended June 30, 2015	31.38	0.12		1.98		2.10	(0.19)	—	(0.19)
Year Ended June 30, 2014	25.14	0.05		6.26		6.31	(0.07)	—	(0.07)

Class I
Six Months Ended December 31, 2018 (Unaudited)	41.56	0.31		(2.71)		(2.40)	(0.51)	(2.73)	(3.24)
Year Ended June 30, 2018	39.59	0.66		4.10		4.76	(0.57)	(2.22)	(2.79)
Year Ended June 30, 2017	33.40	0.38		6.25		6.63	(0.44)	—	(0.44)
Year Ended June 30, 2016	34.22	0.68	(f)	(0.86	)(f)	(0.18)	(0.64)	—	(0.64)
Year Ended June 30, 2015	32.07	0.37		2.04		2.41	(0.26)	—	(0.26)
Year Ended June 30, 2014	25.65	0.28		6.39		6.67	(0.25)	—	(0.25)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)

The amount reflects an out of period adjustment related to a corporate action involving two of the Fund’s holdings. Had the Fund not recorded the out of period adjustment, the net investment income (loss) per share would have been $0.33, $0.15 and $0.38, for Class A, Class C and Class I Shares, respectively, the net realized and unrealized gains (losses) on investment per share would have been $(0.58), $(0.56) and $(0.56) for Class A, Class C and Class I Shares, respectively, and the net investment income (loss) ratio would have been 0.99%, 0.47% and 1.14% for Class A, Class C and Class I Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$35.71	(6.22)%	$9,100	0.83%	1.20%		1.80%	42%
41.28	11.88	9,497	0.90	1.41		1.92	38
39.35	19.64	7,943	1.08	0.80		2.29	53
33.20	(0.72)	8,760	1.15	1.90	(f)	1.95	31
34.01	7.22	10,933	1.15	0.85		1.87	35
31.93	25.78	9,466	1.17	0.68		2.19	49

35.05	(6.48)	2,773	1.33	0.71		2.29	42
40.44	11.35	3,277	1.42	1.01		2.45	38
38.51	19.02	5,063	1.58	0.30		2.79	53
32.48	(1.21)	6,131	1.65	1.38	(f)	2.46	31
33.29	6.71	6,874	1.65	0.36		2.36	35
31.38	25.13	3,709	1.66	0.19		2.66	49

35.92	(6.11)	10,961	0.58	1.45		1.53	42
41.56	12.16	9,172	0.64	1.59		1.63	38
39.59	19.95	5,038	0.83	1.04		2.03	53
33.40	(0.48)	4,148	0.90	2.05	(f)	1.65	31
34.22	7.51	4,833	0.90	1.10		1.59	35
32.07	26.10	3,438	0.91	0.95		1.90	49

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN INTREPID FUNDS	51

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Intrepid Value Fund
Class A
Six Months Ended December 31, 2018 (Unaudited)	$34.53	$0.27	$(3.32)	$(3.05)	$(0.28)	$(3.64)	$(3.92)
Year Ended June 30, 2018	35.54	0.53	4.10	4.63	(0.55)	(5.09)	(5.64)
Year Ended June 30, 2017	31.20	0.47	4.66	5.13	(0.52)	(0.27)	(0.79)
Year Ended June 30, 2016	35.66	0.53	(2.95)	(2.42)	(0.49)	(1.55)	(2.04)
Year Ended June 30, 2015	37.13	0.46	1.38	1.84	(0.44)	(2.87)	(3.31)
Year Ended June 30, 2014	29.76	0.40	7.36	7.76	(0.39)	—	(0.39)

Class C
Six Months Ended December 31, 2018 (Unaudited)	34.06	0.18	(3.26)	(3.08)	(0.23)	(3.64)	(3.87)
Year Ended June 30, 2018	35.14	0.35	4.05	4.40	(0.39)	(5.09)	(5.48)
Year Ended June 30, 2017	30.87	0.30	4.60	4.90	(0.36)	(0.27)	(0.63)
Year Ended June 30, 2016	35.29	0.36	(2.91)	(2.55)	(0.32)	(1.55)	(1.87)
Year Ended June 30, 2015	36.80	0.27	1.37	1.64	(0.28)	(2.87)	(3.15)
Year Ended June 30, 2014	29.52	0.23	7.28	7.51	(0.23)	—	(0.23)

Class I
Six Months Ended December 31, 2018 (Unaudited)	34.71	0.32	(3.35)	(3.03)	(0.31)	(3.64)	(3.95)
Year Ended June 30, 2018	35.69	0.62	4.11	4.73	(0.62)	(5.09)	(5.71)
Year Ended June 30, 2017	31.34	0.53	4.67	5.20	(0.58)	(0.27)	(0.85)
Year Ended June 30, 2016	35.80	0.57	(2.95)	(2.38)	(0.53)	(1.55)	(2.08)
Year Ended June 30, 2015	37.25	0.51	1.40	1.91	(0.49)	(2.87)	(3.36)
Year Ended June 30, 2014	29.85	0.45	7.38	7.83	(0.43)	—	(0.43)

Class R2
Six Months Ended December 31, 2018 (Unaudited)	34.26	0.23	(3.30)	(3.07)	(0.25)	(3.64)	(3.89)
Year Ended June 30, 2018	35.33	0.46	4.03	4.49	(0.47)	(5.09)	(5.56)
Year Ended June 30, 2017	31.04	0.38	4.62	5.00	(0.44)	(0.27)	(0.71)
Year Ended June 30, 2016	35.48	0.44	(2.92)	(2.48)	(0.41)	(1.55)	(1.96)
Year Ended June 30, 2015	37.02	0.35	1.40	1.75	(0.42)	(2.87)	(3.29)
Year Ended June 30, 2014	29.69	0.31	7.33	7.64	(0.31)	—	(0.31)

Class R5
Six Months Ended December 31, 2018 (Unaudited)	34.80	0.34	(3.34)	(3.00)	(0.33)	(3.64)	(3.97)
Year Ended June 30, 2018	35.78	0.66	4.13	4.79	(0.68)	(5.09)	(5.77)
Year Ended June 30, 2017	31.42	0.59	4.69	5.28	(0.65)	(0.27)	(0.92)
Year Ended June 30, 2016	35.88	0.64	(2.95)	(2.31)	(0.60)	(1.55)	(2.15)
Year Ended June 30, 2015	37.33	0.59	1.39	1.98	(0.56)	(2.87)	(3.43)
Year Ended June 30, 2014	29.91	0.52	7.40	7.92	(0.50)	—	(0.50)

Class R6
Six Months Ended December 31, 2018 (Unaudited)	34.80	0.37	(3.35)	(2.98)	(0.34)	(3.64)	(3.98)
Year Ended June 30, 2018	35.78	0.69	4.13	4.82	(0.71)	(5.09)	(5.80)
Year Ended June 30, 2017	31.42	0.61	4.69	5.30	(0.67)	(0.27)	(0.94)
Year Ended June 30, 2016	35.89	0.66	(2.97)	(2.31)	(0.61)	(1.55)	(2.16)
Year Ended June 30, 2015	37.33	0.61	1.39	2.00	(0.57)	(2.87)	(3.44)
Year Ended June 30, 2014	29.91	0.47	7.46	7.93	(0.51)	—	(0.51)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$27.56	(9.37)%	$71,926	0.82%	1.58%	1.02%	35%
34.53	13.39	86,400	0.83	1.48	1.02	68
35.54	16.55	95,891	0.83	1.41	1.16	81
31.20	(6.70)	240,808	0.83	1.64	1.18	66
35.66	5.24	173,149	0.86	1.26	1.13	52
37.13	26.17	114,036	0.94	1.19	1.17	49

27.11	(9.59)	18,522	1.32	1.07	1.52	35
34.06	12.84	23,686	1.33	1.00	1.53	68
35.14	15.97	35,999	1.32	0.89	1.59	81
30.87	(7.16)	42,788	1.33	1.12	1.62	66
35.29	4.72	53,413	1.36	0.76	1.62	52
36.80	25.50	35,963	1.44	0.69	1.67	49

27.73	(9.27)	697,768	0.58	1.84	0.76	35
34.71	13.65	772,556	0.62	1.71	0.76	68
35.69	16.72	886,602	0.68	1.56	0.90	81
31.34	(6.56)	1,224,039	0.68	1.77	0.91	66
35.80	5.41	1,424,101	0.71	1.39	0.90	52
37.25	26.35	1,214,765	0.79	1.34	0.92	49

27.30	(9.49)	4,370	1.08	1.30	1.83	35
34.26	13.04	5,781	1.12	1.28	1.52	68
35.33	16.24	19,693	1.10	1.12	1.59	81
31.04	(6.91)	17,721	1.08	1.39	1.75	66
35.48	4.98	14,237	1.09	0.97	1.43	52
37.02	25.82	1,346	1.19	0.92	1.42	49

27.83	(9.17)	71,653	0.43	1.95	0.61	35
34.80	13.80	90,714	0.45	1.82	0.62	68
35.78	16.97	86,134	0.48	1.73	0.61	81
31.42	(6.35)	85,624	0.48	1.98	0.61	66
35.88	5.60	83,859	0.51	1.59	0.63	52
37.33	26.60	80,008	0.59	1.53	0.72	49

27.84	(9.11)	115,081	0.33	2.11	0.51	35
34.80	13.90	118,726	0.37	1.90	0.52	68
35.78	17.03	108,525	0.43	1.79	0.52	81
31.42	(6.33)	86,255	0.43	2.07	0.51	66
35.89	5.67	39,024	0.46	1.65	0.55	52
37.33	26.66	19,495	0.54	1.41	0.67	49

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2018	J.P. MORGAN INTREPID FUNDS	53

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 5 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
JPMorgan Intrepid America Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan Intrepid Growth Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan Intrepid Mid Cap Fund	Class A, Class C, Class I, Class R3, Class R4 and Class R6	JPM II	Diversified
JPMorgan Intrepid Sustainable Equity Fund	Class A, Class C and Class I	JPM I	Diversified
JPMorgan Intrepid Value Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified

The investment objective of both the JPMorgan Intrepid America Fund (“Intrepid America Fund”) and the JPMorgan Intrepid Growth Fund (“Intrepid Growth Fund”) is to seek to provide long-term capital growth.

The investment objective of the JPMorgan Intrepid Mid Cap Fund (“Intrepid Mid Cap Fund”) is to seek long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

The investment objective of both the JPMorgan Intrepid Sustainable Equity Fund (“Intrepid Sustainable Equity Fund”) and the JPMorgan Intrepid Value Fund (“Intrepid Value Fund”) is to seek to provide long-term capital appreciation.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, thus, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Boards of Trustees (the “Boards”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Boards.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

54	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2018

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Intrepid America Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,574,381	$—	$—	$3,574,381

Appreciation in Other Financial Instruments
Futures Contracts	$168	$—	$—	$168

Intrepid Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,054,066	$—	$—	$1,054,066

Depreciation in Other Financial Instruments
Futures Contracts	$(214)	$—	$—	$(214)

Intrepid Mid Cap Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$530,997	$—	$—	$530,997

Depreciation in Other Financial Instruments
Futures Contracts	$(173)	$—	$—	$(173)

Intrepid Sustainable Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$22,817	$—	$—	$22,817

Appreciation in Other Financial Instruments
Futures Contracts	$2	$—	$—	$2

Intrepid Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$985,668	$—	$—	$985,668

Depreciation in Other Financial Instruments
Futures Contracts	$(37)	$—	$—	$(37)

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.

DECEMBER 31, 2018	J.P. MORGAN INTREPID FUNDS	55

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

There were no transfers among any levels during the six months ended December 31, 2018.

B. Futures Contracts — The Funds used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Funds also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the six months ended December 31, 2018 (amounts in thousands):

	Intrepid America Fund	Intrepid Growth Fund	Intrepid Mid Cap Fund	Intrepid Sustainable Equity Fund		Intrepid Value Fund
Futures Contracts — Equity:
Average Notional Balance Long	$83,460	$26,692	$9,346	$533	(a)	$35,302
Ending Notional Balance Long	100,120	26,532	7,154	375		33,290

(a)	For the period November 1, 2018 through December 31, 2018.

The Funds’ futures contracts are not subject to master netting agreements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Securities Lending — Effective October 5, 2018, the Funds became authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the IM Shares of JPMorgan U.S. Government Money Market Fund and the Agency SL Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations (amounts in thousands).

Dividend Income
Intrepid America Fund	$60
Intrepid Growth Fund	71
Intrepid Mid Cap Fund	4
Intrepid Value Fund	77

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash

56	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2018

from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities).

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of Collateral Investments are disclosed on the SOIs. At December 31, 2018, the value of outstanding securities on loan and the value of Collateral investments were as follows (amounts in thousands):

	Value of Securities on Loan	Cash Collateral Posted by Borrower		Total value of Collateral Investments
Intrepid America Fund	$39,302	$39,853		$39,853
Intrepid Growth Fund	14,187	15,795		15,795
Intrepid Mid Cap Fund	2,801	2,705	*	2,705
Intrepid Value Fund	29,893	31,468		31,468

*	Subsequent to December 31, 2018, additional collateral was received from borrowers.

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

The following table presents the Funds’ value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collated received or posted by the Funds as of December 31, 2018 (amounts in thousands).

	Investment Securities on Loan, at value, Presented on the Statement of Assets and Liabilities	Cash Collateral Posted by Borrower	Net Amount Due to Counterparty (not less than zero)
Intrepid America Fund	$39,302	$(39,302)	$—
Intrepid Growth Fund	14,187	(14,187)	—
Intrepid Mid Cap Fund	2,801	(2,705)*	96
Intrepid Value Fund	29,893	(29,893)	—

*	Subsequent to December 31, 2018, additional collateral was received from borrowers.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the investment in the JPMorgan U.S. Government Money Market Fund from 0.16% to 0.06%. JPMIM waived fees associated with the Funds’ investment in JPMorgan U.S. Government Money Market Fund as follows (amounts in thousands):

Intrepid America Fund	$1
Intrepid Growth Fund	1
Intrepid Mid Cap Fund	—	(a)
Intrepid Value Fund	1

(a)	Amount rounds to less than one thousand.

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included in the Statements of Operations as Income from securities lending (net).

Intrepid Sustainable Equity Fund did not lend out any securities during the period ended December 31, 2018.

D. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser or its affiliates. An issuer which is under common control with the Funds may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Amounts in the tables below are in thousands.

DECEMBER 31, 2018	J.P. MORGAN INTREPID FUNDS	57

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

Intrepid America Fund

For the six months ended December 31, 2018
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income		Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.60% (a) (b)	$—	$70,000	$36,500	$—	$—	$33,500	33,503	$43	*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (a) (b)	—	63,701	57,348	—	—	6,353	6,353	17	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (a) (b)	99,912	724,948	670,570	—	—	154,290	154,290	830		—

Total	$99,912	$858,649	$764,418	$—	$—	$194,143		$890		$—

Intrepid Growth Fund

For the six months ended December 31, 2018
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income		Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.60% (a) (b)	$—	$54,000	$43,000	$—	$—	$11,000	11,001	$50	*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (a) (b)	—	31,197	26,402	—	—	4,795	4,795	21	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (a) (b)	27,874	154,768	163,862	—	—	18,780	18,780	270		—

Total	$27,874	$239,965	$233,264	$—	$—	$34,575		$341		$—

Intrepid Mid Cap Fund

For the six months ended December 31, 2018
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income		Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (a) (b)	$—	$7,460	$4,755	$—	$—	$2,705	2,705	$4	*	$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (a) (b)	7,288	182,362	181,784	—	—	7,866	7,866	107		—

Total	$7,288	$189,822	$186,539	$—	$—	$10,571		$111		$—

58	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2018

Intrepid Sustainable Equity Fund

For the six months ended December 31, 2018
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (a) (b)	$976	$5,630	$6,181	$—	$—	$425	425	$8	$—

Intrepid Value Fund

For the six months ended December 31, 2018
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2018	Shares at December 31, 2018	Dividend Income		Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.60% (a) (b)	$—	$48,000	$23,000	$—	$—	$25,000	25,003	$55	*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.46% (a) (b)	—	37,300	30,832	—	—	6,468	6,468	22	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.40% (a) (b)	47,528	111,051	152,887	—	—	5,692	5,692	302		—

Total	$47,528	$196,351	$206,719	$—	$—	$37,160		$379		$—

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2018.
*	Amount is included on the Statements of Operations as Income from securities lending (net).

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

DECEMBER 31, 2018	J.P. MORGAN INTREPID FUNDS	59

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each class of the Funds for the six months ended December 31, 2018 are as follows (amounts in thousands):

	Class A	Class C		Class I		Class R2	Class R3		Class R4		Class R5		Class R6	Total
Intrepid America Fund
Transfer agency fees	$7	$—	(a)	$2		$1	n/a		n/a		$—	(a)	$13	$23
Intrepid Growth Fund
Transfer agency fees	6	1		3		28	n/a		n/a		1		2	41
Intrepid Mid Cap Fund
Transfer agency fees	25	1		4		n/a	—	(a)	—	(a)	n/a		2	32
Intrepid Sustainable Equity Fund
Transfer agency fees	2	—	(a)	—	(a)	n/a	n/a		n/a		n/a		n/a	2
Intrepid Value Fund
Transfer agency fees	2	1		5		15	n/a		n/a		1		1	25

(a)	Amount rounds to less than one thousand.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31 2018, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

H. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually, except for the Intrepid Value Fund, for which distributions are generally declared and paid at least quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Intrepid America Fund	0.40%
Intrepid Growth Fund	0.50
Intrepid Mid Cap Fund	0.65
Intrepid Sustainable Equity Fund	0.50
Intrepid Value Fund	0.40

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services during the six months ended December 31, 2018, the Administrator received a fee that was accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2018, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

Effective January 1, 2019, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion and 0.01% of the each Fund’s respective average daily net assets in excess of $25 billion.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

60	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2018

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trusts’ principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. Class I, Class R4, Class R5 and Class R6 Shares do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Intrepid America Fund	0.25%	0.75%	0.50%	n/a
Intrepid Growth Fund	0.25	0.75	0.50	n/a
Intrepid Mid Cap Fund	0.25	0.75	n/a	0.25%
Intrepid Sustainable Equity Fund	0.25	0.75	n/a	n/a
Intrepid Value Fund	0.25	0.75	0.50	n/a

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2018, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Intrepid America Fund	$2	$—
Intrepid Growth Fund	8	—
Intrepid Mid Cap Fund	6	—	(a)
Intrepid Sustainable Equity Fund	2	—
Intrepid Value Fund	2	—

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5
Intrepid America Fund	0.25%	0.25%	0.25%	0.25%	n/a	n/a	0.10%
Intrepid Growth Fund	0.25	0.25	0.25	0.25	n/a	n/a	0.10
Intrepid Mid Cap Fund	0.25	0.25	0.25	n/a	0.25%	0.25%	n/a
Intrepid Sustainable Equity Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a
Intrepid Value Fund	0.25	0.25	0.25	0.25	n/a	n/a	0.10

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations. Prior to March 1, 2018, payments to the custodian were reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

DECEMBER 31, 2018	J.P. MORGAN INTREPID FUNDS	61

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of each Fund’s respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5	Class R6
Intrepid America Fund	0.84%	1.34%	0.59%	1.09%	n/a	n/a	0.44%	0.34%
Intrepid Growth Fund	0.84	1.34	0.59	1.09	n/a	n/a	0.44	0.34
Intrepid Mid Cap Fund	1.14	1.64	0.89	n/a	1.14%	0.89%	n/a	0.64
Intrepid Sustainable Equity Fund	0.84	1.34	0.59	n/a	n/a	n/a	n/a	n/a
Intrepid Value Fund	0.83	1.33	0.59	1.09	n/a	n/a	0.44	0.34

The expense limitation agreements were in effect for the six months ended December 31, 2018 and are in place until at least October 31, 2019.

For the six months ended December 31, 2018, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Intrepid America Fund	$1,936	$1,290	$10	$3,236	$8
Intrepid Growth Fund	1,112	482	32	1,626	5
Intrepid Mid Cap Fund	292	194	29	515	2
Intrepid Sustainable Equity Fund	60	10	30	100	14
Intrepid Value Fund	583	389	15	987	9

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund.

The amounts of waivers resulting from investments in these money market funds for the six months ended December 31, 2018 were as follows (amounts in thousands):

Intrepid America Fund	$84
Intrepid Growth Fund	29
Intrepid Mid Cap Fund	12
Intrepid Sustainable Equity Fund	1
Intrepid Value Fund	37

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2018, Intrepid America Fund, Intrepid Growth Fund, Intrepid Mid Cap Fund and Intrepid Value Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Funds may use related party broker-dealers. For the six months ended December 31, 2018, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

62	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2018

4. Investment Transactions

During the six months ended December 31, 2018, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Intrepid America Fund	$1,874,167	$2,067,372
Intrepid Growth Fund	426,385	441,597
Intrepid Mid Cap Fund	248,182	460,361
Intrepid Sustainable Equity Fund	12,613	9,576
Intrepid Value Fund	389,001	372,129

During the six months ended December 31, 2018, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2018 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Intrepid America Fund	$3,223,971	$519,268	$168,690	$350,578
Intrepid Growth Fund	836,423	255,741	38,312	217,429
Intrepid Mid Cap Fund	492,670	83,411	45,257	38,154
Intrepid Sustainable Equity Fund	20,948	3,016	1,145	1,871
Intrepid Value Fund	925,389	128,006	67,764	60,242

As of June 30, 2018, the Funds did not have any net capital loss carryforwards.

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 4, 2019.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the six months ended December 31, 2018.

The Trusts, along with certain other trusts (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 14, 2018, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds did not utilize the Credit Facility during the six months ended December 31, 2018.

DECEMBER 31, 2018	J.P. MORGAN INTREPID FUNDS	63

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 (Unaudited) (continued)

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of December 31, 2018, the Funds had omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of Affiliated Omnibus Accounts	% of the Fund	Number of Non-Affiliated Omnibus Accounts	% of the Fund
Intrepid Mid Cap Fund	2	17.2%	4	15.5%
Intrepid Sustainable Equity Fund	2	19.4	6	36.6
Intrepid Value Fund	—	—	3	58.8

As of December 31, 2018, J.P. Morgan Investor Funds and JPMorgan Smart Retirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the Funds as follows:

	JPMorgan Investor Funds	JPMorgan Smart Retirement Funds
Intrepid America Fund	28.1%	61.5%
Intrepid Growth Fund	40.7	—

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

8. New Accounting Pronouncements

In August 2018, the Financial Accounting Standard Board (“FASB”) issued Accounting Standard Update (“ASU”) 2018-13 (“ASU 2018-13”) Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. We have evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect to the Funds’ net assets or results of operation.

In August 2018, the SEC adopted their Disclosure Update and Simplification Rule (the “Rule”). The Rule is part of the SEC’s overall project to improve disclosure effectiveness by amending certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. We have evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect on the Funds’ net assets or results of operation.

64	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2018

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2018, and continued to hold your shares at the end of the reporting period, December 31, 2018.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Intrepid America Fund
Class A
Actual	$1,000.00	$906.60	$4.04	0.84%
Hypothetical	1,000.00	1,020.97	4.28	0.84
Class C
Actual	1,000.00	904.60	6.43	1.34
Hypothetical	1,000.00	1,018.45	6.82	1.34
Class I
Actual	1,000.00	908.00	2.84	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59
Class R2
Actual	1,000.00	905.70	5.24	1.09
Hypothetical	1,000.00	1,019.71	5.55	1.09
Class R5
Actual	1,000.00	908.60	2.12	0.44
Hypothetical	1,000.00	1,022.99	2.24	0.44
Class R6
Actual	1,000.00	908.90	1.64	0.34
Hypothetical	1,000.00	1,023.49	1.73	0.34

JPMorgan Intrepid Growth Fund
Class A
Actual	1,000.00	909.30	4.04	0.84
Hypothetical	1,000.00	1,020.97	4.28	0.84
Class C
Actual	1,000.00	906.90	6.44	1.34
Hypothetical	1,000.00	1,018.45	6.82	1.34
Class I
Actual	1,000.00	910.40	2.84	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59

DECEMBER 31, 2018	J.P. MORGAN INTREPID FUNDS	65

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Intrepid Growth Fund (continued)
Class R2
Actual	$1,000.00	$908.00	$5.24	1.09%
Hypothetical	1,000.00	1,019.71	5.55	1.09
Class R5
Actual	1,000.00	911.00	2.12	0.44
Hypothetical	1,000.00	1,022.99	2.24	0.44
Class R6
Actual	1,000.00	911.50	1.64	0.34
Hypothetical	1,000.00	1,023.49	1.73	0.34

JPMorgan Intrepid Mid Cap Fund
Class A
Actual	1,000.00	873.30	5.38	1.14
Hypothetical	1,000.00	1,019.46	5.80	1.14
Class C
Actual	1,000.00	870.90	7.73	1.64
Hypothetical	1,000.00	1,016.94	8.34	1.64
Class I
Actual	1,000.00	874.60	4.21	0.89
Hypothetical	1,000.00	1,020.72	4.53	0.89
Class R3
Actual	1,000.00	873.60	5.38	1.14
Hypothetical	1,000.00	1,019.46	5.80	1.14
Class R4
Actual	1,000.00	874.70	4.21	0.89
Hypothetical	1,000.00	1,020.72	4.53	0.89
Class R6
Actual	1,000.00	875.60	3.03	0.64
Hypothetical	1,000.00	1,021.98	3.26	0.64

JPMorgan Intrepid Sustainable Equity Fund
Class A
Actual	1,000.00	937.80	4.05	0.83
Hypothetical	1,000.00	1,021.02	4.23	0.83
Class C
Actual	1,000.00	935.20	6.49	1.33
Hypothetical	1,000.00	1,018.50	6.77	1.33
Class I
Actual	1,000.00	938.90	2.83	0.58
Hypothetical	1,000.00	1,022.28	2.96	0.58

JPMorgan Intrepid Value Fund
Class A
Actual	1,000.00	906.30	3.94	0.82
Hypothetical	1,000.00	1,021.07	4.18	0.82
Class C
Actual	1,000.00	904.10	6.34	1.32
Hypothetical	1,000.00	1,018.55	6.72	1.32
Class I
Actual	1,000.00	907.30	2.79	0.58
Hypothetical	1,000.00	1,022.28	2.96	0.58
Class R2
Actual	1,000.00	905.10	5.19	1.08
Hypothetical	1,000.00	1,019.76	5.50	1.08

66	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2018

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Intrepid Value Fund (continued)
Class R5
Actual	$1,000.00	$908.30	$2.07	0.43%
Hypothetical	1,000.00	1,023.04	2.19	0.43
Class R6
Actual	1,000.00	908.90	1.59	0.33
Hypothetical	1,000.00	1,023.54	1.68	0.33

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2018	J.P. MORGAN INTREPID FUNDS	67

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2018, at which the Trustees considered the continuation of the investment advisory agreements for each Fund whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 15, 2018.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of the Funds as compared to the Funds’ objectives and peer groups. Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements. The Trustees also discussed the Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Funds throughout the year, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of the Advisory Agreements was in the best interests of each Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the applicable Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team, including personnel changes. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

68	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2018

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Funds for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered the extent to which each Fund was priced to scale and whether it would be appropriate to add advisory fee breakpoints, but noted that each Fund has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allow each Fund’s shareholders to share potential economies of scale from a Fund’s inception and that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has added or enhanced services to the Funds over time, noting the Adviser’s substantial investments in its business in support of the Funds, including investments in trading systems and technology (including cybersecurity improvements), attraction and retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Intrepid Mid Cap Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the, Intrepid America Fund, Intrepid Growth Fund, Intrepid Sustainable Equity Fund and Intrepid Value Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and

DECEMBER 31, 2018	J.P. MORGAN INTREPID FUNDS	69

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in each Fund’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Intrepid America Fund’s performance for Class A shares was in the first quintile based upon the Peer Group, for each of the one-, three-, and five-year periods ended December 31, 2017, and in the first, third and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees noted that the performance for Class I shares was in the second, second and first quintiles based upon the Peer Group, and in the first, second and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Intrepid Growth Fund’s performance for both Class A and Class I shares was in the second, first and first quintiles based upon the Peer Group, and in the second, second and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Intrepid Mid Cap Fund’s performance for Class A shares was in the second, fourth, and second quintiles based upon both the Peer Group and Universe for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees noted that the performance for Class I shares was in the second, fourth and first quintiles based upon both the Peer Group and Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the Intrepid Sustainable Equity Fund’s performance for Class A shares was in the second quintile based upon the Peer Group, for the one-year period ended December 31, 2017, and in the third, third and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees noted that the performance for Class I shares was in the first quintile based upon the Peer Group for the one-year period ended December 31, 2017, and in the third, third and second quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser, and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Intrepid Value Fund’s performance for Class A shares was in the third, fifth and third quintiles based upon the Peer Group, and in the second, fifth and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees noted that the performance for Class I shares was in the second, fifth and fourth quintiles based upon the Peer Group, and in the second, fourth and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation

70	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2018

prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as each Fund. The Trustees recognized that Broadridge/Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the Fee Caps currently in place for each Fund, the net advisory fee rate after taking into account any waivers and/or reimbursements, and where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Intrepid America Fund’s net advisory fee and actual total expenses for both Class A and Class I shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the Intrepid Growth Fund’s net advisory fee and actual total expenses for both Class A and Class I shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Intrepid Mid Cap Fund’s net advisory fee for both Class A and Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the actual total expenses for both Class A and Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Intrepid Sustainable Equity Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Intrepid Value Fund’s net advisory fee and actual total expenses for both Class A and Class I shares were in the first quintile based upon both the Peer Group and the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

DECEMBER 31, 2018	J.P. MORGAN INTREPID FUNDS	71

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2018. All rights reserved. December 2018.	SAN-INT-1218

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6. INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b)	A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust II

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
March 07, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
March 07, 2019

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
March 07, 2019